UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03623

Exact name of registrant as specified in charter:	The Prudential Series Fund

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	12/31/2007

Date of reporting period:	12/31/2007

Item 1 – Reports to Stockholders

ANNUAL REPORT

DECEMBER 31, 2007

The Prudential Series Fund

■	Conservative Balanced Portfolio

■	Diversified Bond Portfolio

■	Equity Portfolio

■	Flexible Managed Portfolio

■	Global Portfolio

■	Government Income Portfolio

■	High Yield Bond Portfolio

■	Jennison Portfolio

■	Money Market Portfolio

■	Natural Resources Portfolio

■	Small Capitalization Stock Portfolio

■	Stock Index Portfolio

■	Value Portfolio

Please note that inside is a Prospectus supplement dated November 27, 2007. This is separate from and not a part of the annual report.

IFS-A114446

T

his report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 1-800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Glossary of Benchmark Definitions

December 31, 2007

Conservative Balanced Custom Blended Index consists of a blend of the S&P 500 Index (50%), the Lehman Brothers Aggregate Bond Index (40%), and the 3-Month T-Bill (10%).

Flexible Managed Custom Blended Index consists of a blend of the S&P 500 Index (60%), the Lehman Brothers Aggregate Bond Index (35%), and the 3-Month T-Bill (5%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers U.S. Corporate High Yield 2% Issuer Capped index covers the universe of U.S. dollar denominated, non-convertible, fixed-rate, non-investment-grade debt. Issuers are capped at 2% of the Index. Index holdings must have at least one year to final maturity, at least $150 million par amount outstanding, and be publicly issued with a rating of Ba1 or lower.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products.

General U.S. Government Funds Average	Large-Cap Growth Funds Average	Small-Cap Core Funds Average
Global Growth Funds Average	Large-Cap Value Funds Average	Large-Cap Core Funds Average
High Current Yield Funds Average	Money Market Funds Average
International Growth Funds Average	Multi-Cap Value Funds Average
Mixed Asset Target Allocation Growth Funds Avg.	Natural Resources Funds Average
Mixed Asset Target Allocation Moderate Funds Avg.	S&P 500 Index Objective Funds Average

Lipper Variable Underlying Funds (VUF) Natural Resources Funds Index consists of an equal dollar-weighted composite of the 10 largest funds in the Lipper VUF Natural Resources fund classification. The index is rebalanced quarterly. Natural Resources funds are defined as funds that invest primarily in the equity securities of domestic and foreign companies engaged in natural resources.

Morgan Stanley Capital International Europe, Australasia, and the Far East (MSCI EAFE) Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Morgan Stanley Capital International (MSCI) World Index (GD) — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD version does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index is a market cap-weighted index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average. These returns are net of investment fees and fund expenses, but not product charges.

The Prudential Series Fund

Annual Report

December 31, 2007

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Schedule of Investments and Financial Statements

B1 Notes to Financial Statements

C1 Financial Highlights

D1 Report of Independent Registered Accounting Firm

E1 Management of the Prudential Series Fund

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

Annual Report

December 31, 2007

■	DEAR CONTRACT OWNER

At Prudential, it is our goal to help our clients achieve and maintain financial success. We hope you find the Prudential Series Fund annual report both informative and useful.

We would also like to remind you about the benefits of diversifying your investment portfolio. In today’s volatile markets, diversification is key to protecting your investments. It helps position your investments when asset classes rotate in and out of favor, and is the best way to balance risk and return. In addition, diversification can help you meet your long-term investment goals although it does not assure against loss in declining markets.

Take the first step and contact your financial professional for help in creating a diversified investment portfolio. A comprehensive mix of assets that is evaluated periodically over time can help you maintain focus on your financial objectives.

Thank you for selecting our products. We value the opportunity to manage your investments as you plan for the future.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2008

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Conservative Balanced Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Conservative Balanced Portfolio	6.12%	9.24%	5.11%
S&P 500 Index	5.49	12.82	5.91
Conservative Balanced Custom Blended Index	6.10	8.51	6.02
Lipper Mixed Asset Target Allocation Growth Funds Avg.	6.78	10.68	6.02

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Conservative Balanced Portfolio had a total return that was in line with its Blended Index (50% stock, 40% bond, 10% cash) but below the average return of its peer group.

Quantitative Management Associates LLC (QMA) uses its proprietary asset allocation model to construct portfolios that invest in the three major classes of assets – stocks, debt securities, and cash. The latter may also include money market funds, U.S. Treasury bills, and other cash-equivalent securities.

QMA manages the portion of the Portfolio that invests in stocks. The Portfolio performed in line with its Blend Index, helped by its exposure to the stock of a foreign corporation. Foreign stock exposure accounted for about 8% of its assets at the end of the year. Shares of foreign companies are not included in the Blend Index as its equity component, the S&P 500 Index, is composed of shares of companies based in the United States. Foreign stock markets, as measured by the Morgan Stanley Capital International Europe, Australasia, and Far East (MSCI EAFE) Index, outperformed the S&P 500 Index in 2007. Much of the rise in the MSCI EAFE Index was attributable to the decline in the value of the U.S. dollar versus the euro. The U.S. dollar weakened as the Federal Reserve repeatedly cut short-term interest rates to stimulate growth in a U.S. economy that had begun to lose steam. At the end of the year, QMA continued to favor investing in stocks over investing in cash equivalent securities.

Prudential Investment Management, Inc. manages the portion of the Portfolio that invests in debt securities and cash. In 2007, that portion of the Portfolio outperformed the Lehman Brothers U.S. Aggregate Bond Index, which is the fixed income component of the Blend Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Diversified Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Diversified Bond Portfolio	5.71%	5.40%	5.69%
Lehman Brothers U.S Aggregate Bond Index	6.97	4.42	5.97
Lipper VP Intermediate Investment Grade Debt Funds Avg.	6.25	4.39	5.57

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Diversified Bond Portfolio had a total return that was below its benchmark index and the average of its peer group.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities. Consequently, Treasurys outperformed all other sectors of the U.S. bond market, including federal agency securities, investment-grade corporate bonds, high yield corporate “junk” bonds, residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, which are backed by underlying pools of assets such as home equity loans and auto loans. Wall Street refers to these debt securities as “spread product” because the difference between their yield and the yield of a comparable Treasury security is called the spread.

The Portfolio underperformed its benchmark index because of its overweight exposure to spread product such as high-quality corporate bonds and asset-backed securities. Its exposure to high yield corporate bonds and emerging market bonds, which are not included in the benchmark, also hurt its relative performance.

The Portfolio’s relative performance benefited from its participation in a type of two-party contract called a credit default swap. Under this contract, the Portfolio paid a fee to the seller of the swap who agreed to pay the Portfolio an amount equal to the face value of certain BBB-rated asset-backed securities backed by home equity loans held by the Portfolio if the securities failed to pay interest and principal. As the subprime mortgage crisis worsened, the credit default swap gained in value, reflecting the growing risk associated with investing in debt securities backed by home equity loans. However, the positive impact from this strategy was partially offset by poor security selection among residential mortgage-backed securities, investment-grade corporate bonds, Treasurys, and emerging market bonds.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Equity Portfolio

Subadvised by:  Jennison Associates LLC, ClearBridge Advisors, LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Equity Portfolio: Class I	9.32%	14.70%	5.69%	N/A
Equity Portfolio: Class II	8.91	14.25	N/A	3.62%
S&P 500 Index	5.49	12.82	5.91	2.76
Russell 1000® Index	5.77	13.43	6.20	3.29
Lipper Large-Cap Core Funds Avg.	5.78	12.19	5.06	2.57

Portfolio (Class I) inception: 5/13/1983. Portfolio (Class II) inception: 5/4/1999.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Equity Portfolio had a total return that was above its benchmarks and the average return of its peer group.

Jennison Associates managed half the Portfolio, and ClearBridge Advisors managed the other half. Both portions contributed favorable stock selection, which was the primary reason the Portfolio outperformed its benchmarks for the year. Holdings in the energy sector, the consumer services sector (the media industry), and the technology sector (the electronic equipment and computer hardware industries) boosted the Portfolio’s performance.

The market environment generally favored growth stocks, which outperformed value stocks in 2007. Therefore, the Portfolio’s underweight exposure to stocks with value characteristics such as high dividend yields, low price-to-book ratios, and low price-to-earnings ratios had a slightly positive impact on its relative performance.

Allocation to various sectors of the stock market also had a slightly positive impact on the Portfolio’s performance due to the portion managed by Jennison. Compared to its benchmarks, the Portfolio had an underweight exposure to the financials sector, which was beset by problems as a meltdown in mortgages of less creditworthy borrowers escalated into a full-fledged financial crisis.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Flexible Managed Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates, LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Flexible Managed Portfolio	6.36%	11.24%	5.08%
S&P 500 Index	5.49	12.82	5.91
Flexible Managed Custom Blended Index	6.08	9.42	6.13
Lipper Mixed Target Allocation Growth Funds Avg.	6.78	10.68	6.02

Portfolio inception: 5/13/1983.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Flexible Managed Portfolio had a total return that was above its Blended Index (60% stocks, 35% bonds, 5% cash).

The Portfolio’s stock holdings are actively managed with risk characteristics similar to those of the S&P 500 Index. Its bond holdings are also actively managed and focus on high-grade bonds, relative to the Lehman Brothers Aggregate Bond index. Allocations to these asset classes are managed within a fairly wide range to take advantage of different market conditions. The more bullish management is on the equity market, the more their allocation will favor equities. As management becomes more bearish, allocations to debt and money markets will increase. The portfolio may also contain an allocation to the MSCI EAFE Index, when the managers believe it is warranted.

An overweight position in equities, which performed quite well during the first part of the year, drove the Portfolio’s outperformance relative to its benchmark. Stocks continued an upward trend in the third quarter, with the S&P 500 index rising to new peaks. U.S. exporters within the S&P 500 benefited from a fall in the dollar against the euro. However, a sharp acceleration in home mortgage defaults jolted financial markets. As markets moved downward in the latter part of the year, the S&P 500 index fell from its record highs. While some international markets, mostly those in Europe, were shaken by the ripple effect of the mortgage crisis and credit crunch, foreign markets were able to outpace U.S. returns. As a result, the MSCI EAFE index effectively doubled the return of the S&P 500 index.

The Portfolio’s bond holdings exceeded the returns of its benchmark. Despite underperforming in the fourth quarter, returns were ahead of the benchmark for the overall year. At year-end, the manager continued to favor equities over cash, a positioning that was consistent with its proprietary asset allocation model.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Global Portfolio

Subadvised by:  William Blair & Company LLC, LSV Asset Management, Marsico Capital Management, LLC, T. Rowe Price Associates, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Global Portfolio	10.48%	17.65%	7.81%
MSCI World Index (GD)	9.57	17.53	7.45
Lipper (VIP) Global Growth Funds Avg.	12.32	18.70	8.90

Portfolio inception: 9/19/1988.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Global Portfolio outperformed its benchmark, the MSCI World Index, but was below the average of its peer group.

The Portfolio is co-managed by four specialist subadvisers. Marsico Capital Management manages large-cap domestic growth stocks. T. Rowe Price manages large-cap domestic value stocks. William Blair & Company manages international growth stocks. LSV Asset Management manages international value stocks. Each firm is responsible for approximately a quarter of the Portfolio’s assets. We expect this diversified structure to reduce style and risk exposures, so that most of the Portfolio’s variance from its benchmark will be due to its co-managers’ stock selection. The major exception is that William Blair has the flexibility to invest in emerging markets stocks, which are not part of the Portfolio’s benchmark.

During 2007, the Portfolio benefited from an overweight allocation toward international equities, as well as an overweight position to growth stocks within the Portfolio’s domestic equity allocation. In the second half of the year, the market took a turn that favored firms with large capitalizations. This trend picked up steam when a financial crisis tied to risky mortgages sent investors fleeing to shares of companies with consistent earnings growth. As a result, international growth stocks significantly outperformed international value stocks. This was evident in the MSCI EAFE Index (the Index), as value stocks underperformed growth stocks by the widest margin since the EAFE Value and Growth indexes were created.

Accordingly, the portions of the Portfolio that outperformed mostly did so by taking positions in companies exhibiting growth attributes. Positions within specific emerging market countries also augmented performance relative to the Index. The Marsico Large-Cap Growth portion gained from strong stock selection, particularly within the financials, basic materials, telecommunications, and consumer services sectors. The T. Rowe Price Large Cap Value portion was rewarded as growth-oriented stocks outperformed “deep value” companies, as did companies with less debt on their balance sheets, due to the market turmoil related to the mortgage crisis. The William Blair International Growth portion outperformed the Index by a wide margin. The manager’s exposure to emerging markets countries Brazil and China helped to enhance the Portfolio’s value. Additionally, stock selection, particularly within financials, energy, and technology, contributed positively to relative performance.

The LSV International Value portion’s deep value approach and below-benchmark market cap exposure, however, underperformed the Index.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Government Income Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Government Income Portfolio	5.70%	3.50%	5.58%
Lehman Brothers Govt. Bond Index	8.66	4.10	5.92
Lipper (VIP) General U.S. Govt. Funds Avg.	7.34	3.72	5.25

Portfolio inception: 5/1/1989.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Government Income Portfolio had a total return that was below its benchmark index and the average of its peer group.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities. Consequently, Treasurys outperformed all other sectors of the U.S. bond market, including federal agency securities, investment-grade corporate bonds, high yield corporate “junk” bonds, residential mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. The latter pay interest based upon the cash flow of an underlying pool of assets such as home equity loans, automobile loans, or credit card receivables. Wall Street refers to these types of debt securities as “spread product” because the difference between their yield and the yield of a comparable Treasury security is called the spread.

Three key factors caused the Portfolio to underperform its benchmark index. The first was its exposure to spread product, including federal agency securities, residential mortgage-backed securities, investment-grade corporate bonds, and emerging market bonds. The second was its strategy concerning the yield curve, a graph that depicts the relationship between yields on short- and long-term bonds. The slope of the U.S. yield curve became steeper in response to the Fed’s rate cuts. Therefore, Prudential Investment Management’s strategy that anticipated a flatter yield curve detracted from the Portfolio’s relative performance. The third factor was poor security selection among Treasurys, residential mortgage-backed securities, emerging market bonds, and swap transactions. However, this was partially offset by favorable security selection among federal agency securities, investment-grade corporate bonds, AAA-rated asset-backed securities, and AAA-rated commercial mortgage-backed securities.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, High Yield Bond Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
High Yield Bond Portfolio	2.62%	10.04%	4.37%
Lehman Brothers U.S. Corp. High Yield Bond Index	1.87	10.90	5.51
Lehman Brothers U.S. High Yield 2% Issuer Capped Index	2.27	10.74	5.59
Lipper (VIP) High Current Yield Funds Average	2.56	9.62	4.09

Portfolio inception: 2/23/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the High Yield Bond Portfolio had a total return that was above its benchmark index and the average of its peer group.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities, which substantially outperformed high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade. Among high yield corporate bonds, return varied widely across sectors and industries. For example, home construction, building materials, and financial institutions posted losses for the year, while aerospace/defense, energy, pharmaceuticals, healthcare, and chemicals posted gains.

Prudential Investment Management’s sector allocation strategy helped the Portfolio outperform its benchmark index. Compared to its benchmark, the Portfolio had underweight exposures to autos, home construction, financial institutions, and retailers, which are more susceptible to the subprime mortgage meltdown and slower economic growth in the United States. The Portfolio had overweight exposures to healthcare, aerospace/defense, and metals and mining, areas that are generally less susceptible to a U.S. economic slowdown. In addition, the Portfolio also benefited from holding government bonds of certain emerging market nations, which are not included in its benchmark. On the other hand, its exposure to energy, natural gas pipelines, and media cable detracted from its relative performance.

Favorable security selection contributed to the Portfolio’s relative performance, particularly its underweight exposures to a financial company and a building materials supplier that declined in value and its overweight exposure to a chemical company that performed well. However, this positive impact was partially offset by exposure to a poorly performing bond of a residential real estate company.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Jennison Portfolio: Class I	12.00%	13.27%	5.45%	N/A
Jennison Portfolio: Class II	11.56	12.79	N/A	-2.85%
S&P 500 Index	5.49	12.82	5.91	2.34
Russell 1000® Growth Index	11.81	12.11	3.83	-2.37
Lipper (VIP) Large-Cap Growth Funds Avg.	12.78	12.34	5.22	-0.80

Portfolio (Class I) inception: 4/25/1995. Portfolio (Class II) inception: 2/10/2000.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II).

The Russell® 1000 Growth Index is a trademark/service of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Jennison Portfolio had a total return that was above its benchmark indexes but below the average return of its peer group.

The challenging market environment in 2007 generally favored growth stocks, shares of companies expected to continue to generate faster-than-average increases in earnings. To identify attractive growth companies, Jennison relies heavily on in-house research analysis. The Portfolio is constructed from the bottom up, one stock at a time, based on the fundamentals of individual companies rather than on overarching themes.

Compared to its benchmark, the Portfolio had an overweight exposure to shares with strong price momentum that benefited its performance relative to its benchmark. It also benefited from its underweight exposure to leverage, which measures the amount of borrowed money to capital on the balance sheet of each stock held in the Portfolio. On the other hand, its overweight exposure to larger stocks as measured by market capitalization detracted from the Portfolio’s relative performance.

Jennison’s selection of stocks, overall, had a negative impact on the Portfolio’s relative performance. Specifically, stock selection in the consumer services sector had a negative effect. One example was a company in the hotel industry whose shares may have declined in value because some investors believe that weakness in the housing and financial services areas could hurt the travel industry. Yet Jennison believes the company is well insulated from a consumer slowdown since the vast majority of its revenues come from business rather than consumer travel. On the other hand, stock selection in the computer hardware and electronic equipment industries had a positive effect on the Portfolio’s relative performance. Specifically, a technology company’s third-quarter revenues and earnings beat Wall Street expectations, as its growth continued to be driven by the strength of portable media player sales and an impressive resurgence in personal computer sales. Introduction of its integrated wireless handset gave the shares an additional boost. Jennison believes the company will continue to benefit from its creativity and innovation in product design and marketing.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15%, respectively, of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Money Market Portfolio

Subadvised by:  Prudential Investment Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	7-Day* Current Net Yield	1-Year	5-Year	10-Year
Money Market Portfolio	4.81%	5.06%	2.90%	3.66%
Lipper (VIP) Money Market Funds Avg.	N/A	4.78	2.67	3.46

Portfolio inception: 5/13/1983.

SEVEN-DAY CURRENT NET YIELD *

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

The yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Money Market Portfolio had a total return of 5.06% that was above the average of its peer group. On December 25, 2007, the Portfolio’s 7-day current net yield was 4.81%, down from 4.98% on December 26, 2006. The yield more closely reflects the current earnings of the Portfolio than the total return.

The reporting period began with the target for the federal funds rate charged on overnight loans between banks at 5.25%, as the Federal Reserve (the Fed) held monetary policy steady after gradually increasing short-term rates to remove excess monetary stimulus from the U.S. economy. Meanwhile, the housing sector exhibited signs of weakness, raising expectations that the Fed would cut short-term rates to keep the economy growing.

Economic growth did slow during the first three months of 2007. Additionally, key data pointed to a steady decline in the housing sector. By summer, concerns about the credit quality of debt securities containing subprime mortgages (home loans made to borrowers with poor credit histories) spilled into the broader financial markets. Deepening concern about these debt securities and the financial institutions that held them severely hindered liquidity in the credit markets, and a flight to quality ensued that favored U.S. Treasury bills. Furthermore, the rates banks charge each other to borrow funds spiked higher amid fear that some banks might be overexposed to subprime mortgages and trading in some short-term debt securities came to a standstill.

During this time, the Fed aggressively added reserves to the financial system to ease the liquidity crunch. Conditions in the money markets improved somewhat when it unexpectedly cut the discount rate charged on direct Fed loans to banks by 50 basis points (a one hundredth of a percent) on August 17. It continued to ease stress in the markets by cutting its target for the federal funds rate by 50 basis points to 4.75% and the discount rate by the same amount on September 18.

Despite lower rates, credit quality concerns continued as the fourth quarter began. Additionally, many investors feared the economy was headed for a recession as consumers cut back on spending and the severe decline in the housing market continued. To avoid a recession and to further ease the liquidity crunch gripping the credit markets, the Fed reduced short-term rates in increments of 25 basis points in October and December, bringing the targeted federal funds rate to 4.25%. It also introduced a program to provide extended short-term loans to banks via auctions in December.

The Portfolio benefited from its large holdings in variable-rate debt securities that reset periodically based on formulas tied to either the one- or three-month London interbank offered rates as these rates spiked higher during the second half of the year due to the liquidity crunch.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

*	Source: iMoneyNet, Inc. based on 346 funds in the iMoneyNet Prime Retail universe. Weekly 7-day current net yields of the Money Market Portfolio and the iMoneyNet Prime Retail universe as of 12/25/07. Prudential Investment Management, Inc. is the source for Money Market Portfolio information.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Natural Resources Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Natural Resources Portfolio: Class I	48.30%	37.50%	24.23%	N/A
Natural Resources Portfolio: Class II	47.70	N/A	N/A	45.05%
S&P 500 Index	5.49	12.82	5.91	11.44
Lipper (VIP) Natural Resources Funds Avg.	37.47	28.77	16.10	34.89
Lipper (VUF) Natural Resources Funds Index	39.08	29.97	N/A	36.69

Portfolio (Class I) inception: 5/1/1988. Portfolio (Class II) inception: 4/28/2005.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Natural Resources Portfolio had a total return that was higher than both its benchmark index and the average of its peer group.

The Portfolio manager, Jennison Associates, seeks to invest in low-cost producers of natural resources using a contrarian value-driven investment style, focusing on stocks that are undervalued relative to other natural resource stocks. The investment process incorporates a combination of top-down and bottom-up analyses. The team looks for stocks and sectors that are out-of-favor, either due to temporary problems or an over reaction by the market. The managers then seek a catalyst that indicates that a rebound in the stock’s prospects may be forthcoming.

In a robust metals market, select positions within the materials sector helped to strengthen the Portfolio’s relative performance. Specifically, a top performer included an Arizona-based company that engages in the exploration, mining, and production of copper, gold, and silver. A strong copper market enabled the company to expand its leverage, allowing it to make an acquisition earlier this year. Other positions in the industrials and energy sectors also contributed significantly to the Portfolio’s high return.

Stock selection in the gold, mining, and metals industries detracted from relative performance. A company specializing in the acquisition, exploration, and development of gold and silver properties in Mexico weakened returns. Other underperforming companies included a Canadian-based resource business engaged in the exploration and development of mineral properties in Romania and a Canadian coalbed methane producer.

Continuing global economic expansion has kept long-term supply and demand imbalances for oil, natural gas, gold, copper, and other metals firmly intact. While the managers believe this will continue, they caution that market corrections are likely from time to time as investors become focused on near-term supply and demand and economic data.

The managers believe that the most easily exploited producing areas for many commodities have largely been tapped. Subsequently, incremental production will accompany increased operational costs that will contribute to both higher prices and higher levels of volatility. Historically, volatility often increases when there is little slack in supply. Today’s increased volatility only reinforces the manager’s belief.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Small Capitalization Stock Portfolio

Subadvised by:  Quantitative Management Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Small Capitalization Stock Portfolio	-0.53%	15.60%	8.87%
S&P SmallCap 600 Index	-0.30	16.04	9.03
Lipper (VIP) Small-Cap Core Funds Avg.	-1.64	15.15	8.88

Portfolio inception: 4/25/1995.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ending December 31, 2007, the Small Capitalization Stock Portfolio posted a return that was slightly below the S&P SmallCap 600 Index, and was above the average of its peer group.

Prudential’s research group monitors and reports upon the performance of all Series Fund Portfolios. In 2007, Quantitative Management Associates, LLC (QMA), a unit of Prudential Financial Investment managed the Small Capitalization Stock Portfolio. It is managed with the goal of having a return that is close to that of the S&P SmallCap 600 Index (“the Index”).

The Portfolio performed as expected, essentially matching the benchmark before fees. The minimal difference in performance between the Portfolio and the Index was not material. All positions and weights were functionally the same as those in the benchmark at the end of 2007, which is expected for this index strategy.

After large gains in previous years, small cap stocks struggled in 2007. During a volatile year in which value stocks suffered across the board, a market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Stock Index Portfolio

Subadvised by:  Prudential Investment Management, Inc., Quantitative Management Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year
Stock Index Portfolio	5.10%	12.44%	5.65%
S&P 500 Index	5.49	12.82	5.91
Lipper (VIP) S&P 500 Index Objective Funds Avg.	5.12	12.39	5.59

Portfolio inception: 10/19/1987.

$10,000 INVESTED OVER 10 YEARS

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Stock Index Portfolio had a total return that was below the S&P 500 Index (the Index) and in line with the average return of its peer group. The average index fund based on the Index generally trails the Index primarily because funds have fees and expenses that indexes do not have.

The Index posted a total return for 2007 that was below its historical average, and sector returns varied widely. The strongest performing sectors in the Index were energy, materials, utilities, information technology, and consumer staples, all of which posted double-digit gains for the year. The industrials, healthcare, and telecommunications services sectors posted single-digit gains. The energy sector benefited as supply and demand factors coupled with political developments in oil-rich regions helped boost crude oil to nearly $100 a barrel in 2007. Industries in the materials sector benefited from the voracious appetite for raw materials in emerging market nations. Concern that the U.S. economy will soon tumble into a recession helped less cyclical sectors such as utilities and consumer staples, which tend to do relatively well during economically challenging times.

The weakest sectors in the Index were more vulnerable to economic woes in the United States, particularly the troubled housing and mortgage industries. The financials sector registered the largest decline in 2007, as some prominent banks and Wall Street firms took multibillion dollar write-downs on securities linked to risky mortgages. Consumer discretionary was the other sector that posted a loss, as shares of homebuilders, retailers, auto manufacturers, and others were hard hit by the housing industry problems and recession fears.

Although the Index finished the year in the black, it declined during the fourth quarter of 2007, which is a time of year when share prices tend to gain. The fourth-quarter decline resulted in a modest return in 2007 for the Index and the Stock Index Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Value Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	10-Year	Since Inception
Value Portfolio: Class I	3.19%	16.55%	7.63%	N/A
Value Portfolio: Class II	2.82	16.10	N/A	7.01%
S&P 500 Index	5.49	12.82	5.91	4.26
Russell 1000® Value Index	-0.17	14.63	7.68	7.29
Lipper (VIP) Large Cap Value Funds Avg.	1.69	12.95	6.39	5.81
Lipper (VIP) Multi Cap Value Funds Avg.	-0.43	13.21	6.60	6.25

Portfolio (Class I) inception: 2/19/1988. Portfolio (Class II) inception: 5/14/2001.

$10,000 INVESTED OVER 10 YEARS1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class II). Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Value Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Value Portfolio had a total return that was above its style-specific benchmark index and the average return of its peer group.

Jennison seeks to invest in undervalued stocks that its believes have potential for near-term price appreciation. It uses a bottom-up approach to portfolio construction in which it selects stocks one at a time based on in-house analysis of individual company fundamentals and a set of valuation screens.

Jennison’s strategy worked well in 2007, as stock selection, particularly in the energy, utility, and consumer cyclical sectors, helped the Portfolio outperform its style-specific benchmark. For example, the Portfolio held shares of a merchant power generation company that benefited from the potential acquisition of a Texas-based utility company by private equity investors. The proposed deal demonstrated that private equity investors were valuing energy generation assets at a higher level than the public market. On the negative side, stock selection within the healthcare sector detracted from the Portfolio’s relative performance.

Sector allocation was also beneficial, though it is a result of Jennison’s selection of individual stocks and not a separate strategic decision. The Portfolio’s marginally greater exposure to the energy and consumer non-cyclical sectors than its style-specific benchmark contributed to its relative performance, as did its underweight exposure to the financials sector. The latter, beset by problems related to the subprime mortgage crisis and its widening ramifications, was the weakest performing sector of the year. Alternatively, the Portfolio’s overweight exposure to the consumer cyclical sector was the largest detractor from its relative performance as the sector is more exposed to economic troubles in the United States.

In general, the market environment did not favor shares with value characteristics such as high dividend yields, low price-to-book ratios, and low price-to-earnings (P/E) ratios. Therefore, the Portfolio’s underweight exposure to shares with high dividend yields and low P/E ratios helped its relative performance. Compared to its benchmark, the Portfolio had overweight exposures to leverage, which measures the amount of borrowed money to capital on the balance sheet of each stock held in the Portfolio, and to volatility, which measures the variability of a stock’s price. Both detracted from its returns. It is important to note these risk characteristics are by-products of Jennison’s investment strategy and are not considered in the security selection process.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]

The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund

Presentation of Portfolio Holdings — unaudited

December 31, 2007

Conservative Balanced
Five Largest Holdings/Issues	(% of Net Assets)
Federal National Mortgage Association, 5.00%, TBA 30 YR	2.0%
Exxon Mobil Corp.	1.7%
Federal National Mortgage Association, 5.50%, TBA 30 YR	1.4%
Federal Home Loan Mortgage Corp., 5.50%, TBA 30 YR	1.3%
General Electric Co.	1.3%

Diversified Bond
Five Largest Issues	(% of Net Assets)
Federal National Mortgage Association, 5.00%, TBA 30 YR	5.9%
Federal Home Loan Mortgage Corp., 5.50%, TBA 30 YR	3.9%
Federal National Mortgage Association, 5.50%, TBA 30 YR	2.8%
Federal National Mortgage Association, 6.00%, TBA 30 YR	2.7%
Federal Home Loan Mortgage Corp., 6.00%, TBA 30 YR	2.0%

Equity
Five Largest Holdings	(% of Net Assets)
Microsoft Corp.	2.61%
General Electric Co.	2.24%
Cisco Systems, Inc.	1.87%
QUALCOMM, Inc.	1.81%
American International Group, Inc.	1.69%

Flexible Managed
Five Largest Holdings/Issues	(% of Net Assets)
Exxon Mobil Corp.	2.5%
Microsoft Corp.	1.6%
General Electric Co.	1.6%
Federal National Mortgage Association, 5.00%, TBA 30 YR	1.5%
AT&T, Inc.	1.4%

Global
Five Largest Holdings	(% of Net Assets)
Merck & Co., Inc.	1.4%
McDonald's Corp.	1.3%
UnitedHealth Group, Inc.	1.2%
AT&T, Inc.	1.1%
Goldman Sachs Group, Inc. (The)	1.1%

Government Income
Five Largest Issues	(% of Net Assets)
Federal National Mortgage Association, 5.50%, 1/01/33	6.9%
Federal Home Loan Mortgage Association, Zero, 2/19/08	5.1%
Federal National Mortgage Association, 5.30%, 2/22/11	4.3%
Federal National Mortgage Association, 3.496%, 6/01/34	3.4%
Federal Home Loan Mortgage Association, 6.00%, TBA 30 YR	3.0%

High Yield Bond
Five Largest Issues	(% of Net Assets)
Texas Competitive Electric Holdings Co. LLC, Zero, 10/10/14	1.8%
Ford Motor Credit Co., 7.875%, 6/15/10	1.1%
Freescale Semiconductor, Inc., 9.125%, 12/15/14	1.0%
General Motors Acceptance Corp., 6.875%, 8/28/12	1.0%
General Motors Corp., 7.20%, 1/15/11	0.9%

Jennison
Five Largest Holdings	(% of Net Assets)
Google, Inc., Class A	4.7%
Gilead Sciences, Inc.	3.9%
Apple, Inc.	3.5%
Microsoft Corp.	3.5%
Research In Motion Ltd.	3.1%

Natural Resources
Five Largest Holdings	(% of Net Assets)
MMX Mineracao e Metalicos SA (Brazil)	3.6%
Freeport-McMoRan Copper & Gold, Inc.	3.1%
Suncor Energy, Inc.	2.5%
Southwestern Energy Co.	2.1%
Transocean, Inc.	2.1%

Small Capitalization Stock
Five Largest Holdings	(% of Net Assets)
Shaw Group, Inc. (The)	0.9%
Respironics, Inc.	0.9%
FLIR Systems, Inc.	0.8%
Cabot Oil & Gas Corp. (Class A Stock)	0.7%
Helix Energy Solutions Group, Inc.	0.7%

Stock Index
Five Largest Holdings	(% of Net Assets)
Exxon Mobil Corp.	3.9%
General Electric Co.	2.9%
Microsoft Corp.	2.2%
AT&T Inc.	1.9%
Procter & Gamble Co.	1.8%

Value
Five Largest Holdings	(% of Net Assets)
Occidental Petroleum Corp.	3.0%
Cadbury Schweppes PLC, ADR (United Kingdom)	2.7%
Suncor Energy, Inc.	2.5%
Comcast Corp. (Class A Stock)	2.5%
Petroleo Brasileiro SA, ADR (Brazil)	2.3%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Industries/Sectors are subject to change.

The Prudential Series Fund

Fees and Expenses — unaudited

December 31, 2007

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period

Conservative Balanced (Class I)	Actual	$1,000.00	$1,014.30	0.59%	$3.00
	Hypothetical	$1,000.00	$1,022.23	0.59%	$3.01
Diversified Bond (Class I)	Actual	$1,000.00	$1,042.80	0.44%	$2.27
	Hypothetical	$1,000.00	$1,022.99	0.44%	$2.24
Equity (Class I)	Actual	$1,000.00	$1,014.90	0.46%	$2.34
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35
Equity (Class II)	Actual	$1,000.00	$1,012.90	0.86%	$4.36
	Hypothetical	$1,000.00	$1,020.87	0.86%	$4.38
Flexible Managed (Class I)	Actual	$1,000.00	$1,005.00	0.63%	$3.18
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
Global (Class I)	Actual	$1,000.00	$1,017.20	0.82%	$4.17
	Hypothetical	$1,000.00	$1,021.07	0.82%	$4.18
Government Income (Class I)	Actual	$1,000.00	$1,049.60	0.55%	$2.84
	Hypothetical	$1,000.00	$1,022.43	0.55%	$2.80
High Yield Bond (Class I)	Actual	$1,000.00	$ 998.50	0.58%	$2.92
	Hypothetical	$1,000.00	$1,022.28	0.58%	$2.96
Jennison (Class I)	Actual	$1,000.00	$1,067.80	0.62%	$3.23
	Hypothetical	$1,000.00	$1,022.08	0.62%	$3.16
Jennison (Class II)	Actual	$1,000.00	$1,065.80	1.02%	$5.31
	Hypothetical	$1,000.00	$1,020.06	1.02%	$5.19
Money Market (Class I)	Actual	$1,000.00	$1,025.30	0.43%	$2.20
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19

The Prudential Series Fund

Fees and Expenses — unaudited (continued)

December 31, 2007

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period

Natural Resources (Class I)	Actual	$1,000.00	$1,207.30	0.48%	$2.67
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Natural Resources (Class II)	Actual	$1,000.00	$1,204.80	0.88%	$4.89
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
Small Capitalization Stock (Class I)	Actual	$1,000.00	$ 917.90	0.46%	$2.22
	Hypothetical	$1,000.00	$1,022.89	0.46%	$2.35
Stock Index (Class I)	Actual	$1,000.00	$ 984.70	0.36%	$1.80
	Hypothetical	$1,000.00	$1,023.39	0.36%	$1.84
Value (Class I)	Actual	$1,000.00	$ 946.70	0.43%	$2.11
	Hypothetical	$1,000.00	$1,023.04	0.43%	$2.19
Value (Class II)	Actual	$1,000.00	$ 945.10	0.83%	$4.07
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23

*	Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in each Portfolio’s fiscal year ended December 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

CONSERVATIVE BALANCED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 87.3%		Value (Note 2)
COMMON STOCKS — 51.4%	Shares

Aerospace & Defense — 1.3%
Boeing Co.	73,200	$6,402,072
European Aeronautic Defence and Space Co. (Netherlands)	19,108	609,862
General Dynamics Corp.	37,400	3,328,226
Goodrich Corp.	11,300	797,893
Honeywell International, Inc.	70,912	4,366,052
L-3 Communications Holdings, Inc.	11,600	1,228,904
Lockheed Martin Corp.	33,300	3,505,158
Northrop Grumman Corp.	33,362	2,623,588
Precision Castparts Corp.	13,400	1,858,580
Raytheon Co.	41,300	2,506,910
Rockwell Collins, Inc.	15,400	1,108,338
United Technologies Corp.	90,600	6,934,524

		35,270,107

Air Freight & Logistics — 0.4%
C.H. Robinson Worldwide, Inc.	15,900	860,508
Expeditors International of Washington, Inc.	19,600	875,728
FedEx Corp.	27,500	2,452,175
TNT Post Group N.V.	11,504	475,149
United Parcel Service, Inc.	95,900	6,782,048

		11,445,608

Airlines — 0.1%
Air France KLM (France)	13,091	460,310
British Airways PLC (United Kingdom)(a)	11,347	69,964
Deutsche Lufthansa AG (Germany)	16,946	450,674
Japan Airlines Corp. (Japan)	27,000	61,229
Qantas Airways Ltd. (Australia)	229,453	1,090,210
Southwest Airlines Co.	70,800	863,761

		2,996,148

Auto Components — 0.2%
Aisin Seiki Co. Ltd. (Japan)	21,100	873,588
Bridgestone Corp. (Japan)	36,000	635,581
Denso Corp. (Japan)	14,700	598,205
Goodyear Tire & Rubber Co. (The)(a)(b)	19,500	550,290
Johnson Controls, Inc.	54,600	1,967,783
Rieter Holding AG (Switzerland)	239	105,551
Tokai Rika Co. Ltd. (Japan)	13,100	403,885
Toyota Industries Corp. (Japan)	11,300	458,145

		5,593,028

Automobiles — 0.4%
Daimler AG (Germany)	11,444	1,107,808
Fiat SpA (Italy)	29,473	762,712
Ford Motor Co.(a)(b)	178,995	1,204,636
General Motors Corp.(b)	53,791	1,338,858
Harley-Davidson, Inc.	23,100	1,079,001
Honda Motor Co. Ltd. (Japan)	12,800	422,846
Nissan Motor Co. Ltd. (Japan)	18,200	198,644
Peugeot SA (France)	15,551	1,178,881
Renault SA (France)	4,890	693,567
Toyota Motor Corp. (Japan)	62,400	3,323,343
Volkswagen AG (Germany)	581	132,880

		11,443,176

Beverages — 1.1%
Anheuser-Busch Cos., Inc.	68,500	3,585,290
Brown-Forman Corp. (Class B Stock)	7,700	570,647

SEE NOTES TO FINANCIAL STATEMENTS.

A1

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)
Beverages (continued)

Carlsberg A/S (Denmark)	4,450	$538,357
Coca-Cola Co. (The)	181,800	11,157,066
Coca-Cola Enterprises, Inc.(b)	25,400	661,162
Coca-Cola Hellenic Bottling Co. SA (Greece)	11,018	476,823
Coca-Cola West Japan Co. Ltd. (Japan)	33,400	737,379
Constellation Brands, Inc.(a)(b)	19,100	451,524
Molson Coors Brewing Co. (Class B Stock)(b)	13,000	671,060
Pepsi Bottling Group, Inc.	11,600	457,736
PepsiCo, Inc.	148,530	11,273,428

		30,580,472

Biotechnology — 0.5%
Amgen, Inc.(a)	100,660	4,674,650
Biogen Idec, Inc.(a)	27,190	1,547,655
Celgene Corp.(a)	35,000	1,617,350
CSL Ltd. (Australia)	25,269	800,519
Genzyme Corp.(a)	23,300	1,734,452
Gilead Sciences, Inc.(a)	85,800	3,947,658

		14,322,284

Building Products — 0.2%
Asahi Glass Co. Ltd. (Japan)	54,000	714,171
Cie de Saint-Gobain (France)	11,886	1,120,704
Masco Corp.	34,800	752,028
Nippon Sheet Glass Co. Ltd. (Japan)	163,000	822,831
Sanwa Shutter Corp. (Japan)	29,000	142,374
Trane, Inc.	16,300	761,373

		4,313,481

Capital Markets — 1.7%
3i Group PLC	9,786	195,385
American Capital Strategies Ltd.(b)	16,000	527,360
Ameriprise Financial, Inc.	22,620	1,246,588
Bank of New York Mellon Corp. (The)	105,758	5,156,760
Bear Stearns Cos., Inc. (The)(b)	10,616	936,862
Charles Schwab Corp. (The)	88,550	2,262,453
Credit Suisse Group (Switzerland)	33,126	1,992,563
Deutsche Bank AG (Germany)	15,824	2,070,166
E*Trade Financial Corp.(a)(b)	41,500	147,325
Federated Investors, Inc. (Class B Stock)	9,000	370,440
Franklin Resources, Inc.	15,200	1,739,336
Goldman Sachs Group, Inc.(b)	37,800	8,128,890
Investec PLC (United Kingdom)	29,721	266,380
Janus Capital Group, Inc.(b)	19,800	650,430
Legg Mason, Inc.	11,900	870,485
Lehman Brothers Holdings, Inc.(b)	48,600	3,180,384
Macquarie Group Ltd. (Australia)	4,941	330,589
Merrill Lynch & Co., Inc.(b)	82,300	4,417,864
Morgan Stanley	96,780	5,139,986
Northern Trust Corp.(b)	17,300	1,324,834
State Street Corp.	35,500	2,882,600
T. Rowe Price Group, Inc.	24,600	1,497,648
UBS AG (Switzerland)	15,427	714,017

		46,049,345

SEE NOTES TO FINANCIAL STATEMENTS.

A2

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Chemicals — 1.0%
Air Products and Chemicals, Inc.	20,100	$1,982,463
Altana AG (Germany)	10,180	247,069
Ashland, Inc.	4,500	213,435
BASF AG (Germany)	8,845	1,309,480
Daicel Chemical Industries Ltd. (Japan)	12,000	71,757
Dainippon Ink & Chemicals, Inc. (Japan)	91,000	453,683
Dow Chemical Co. (The)	87,431	3,446,530
E. I. Du Pont de Nemours & Co.	84,620	3,730,896
Eastman Chemical Co.	7,400	452,066
Ecolab, Inc.	16,100	824,481
Hercules, Inc.	11,500	222,525
International Flavors & Fragrances, Inc.	8,300	399,479
Koninklijke DSM NV (Netherlands)	23,520	1,111,747
Kuraray Co. Ltd. (Japan)	53,000	639,409
Mitsubishi Chemical Holdings Corp. (Japan)	131,000	999,488
Mitsubishi Gas Chemical Co., Inc. (Japan)	31,000	301,573
Mitsui Chemicals, Inc. (Japan)	8,000	51,935
Monsanto Co.	50,494	5,639,674
Nippon Shokubai Co. Ltd. (Japan)	24,000	229,967
PPG Industries, Inc.	15,500	1,088,565
Praxair, Inc.	28,300	2,510,493
Rohm & Haas Co.(b)	11,611	616,196
Shin-Etsu Chemical Co. Ltd. (Japan)	2,200	136,821
Sigma-Aldrich Corp.	12,000	655,200
Zeon Corp. (Japan)	23,000	137,195

		27,472,127

Commercial Banks — 2.5%
Allied Irish Banks PLC (Ireland)	8,599	197,019
Alpha Bank AE (Greece)	27,684	1,007,839
Australia & New Zealand Banking Group Ltd. (Australia)	4,867	116,474
Banco Bilbao Vizcaya Argentaria SA (Spain)	93,717	2,296,441
Banco BPI SA (Portugal)	29,904	234,346
Banco Espirito Santo SA (Portugal)	46,470	1,019,124
Banco Popolare Scarl (Italy)(a)	5,772	127,935
Banco Santander Central Hispano SA (Spain)	151,989	3,286,573
Barclay’s PLC (United Kingdom)	85,086	853,638
BB&T Corp.(b)	53,100	1,628,577
BNP Paribas (France)	21,683	2,352,899
Chiba Bank Ltd. (The) (Japan)	24,000	193,113
Comerica, Inc.	15,200	661,656
Commerce Bancorp, Inc.	16,700	636,938
Commerzbank AG (Germany)	35,915	1,380,478
Commonwealth Bank of Australia (Australia)	6,069	312,910
Credit Agricole SA (France)	4,328	145,981
Danske Bank A/S (Denmark)	31,080	1,217,288
Dexia (Belgium)	42,152	1,061,858
DNB NOR ASA (Norway)	81,400	1,244,270
EFG Eurobank Ergasias (Greece)	1,964	69,145
Fifth Third Bancorp	55,221	1,387,704
First Horizon National Corp.(b)	13,600	246,840
Hachijuni Bank Ltd. (The) (Japan)	12,000	80,628
HBOS PLC (United Kingdom)	81,542	1,193,036
HSBC Holdings PLC (United Kingdom)	120,067	2,012,430
Huntington Bancshares, Inc.	41,936	618,975
Hypo Real Estate Holding AG (Germany)	17,708	939,549
Intesa Sanpaolo SpA (Italy)	44,757	354,015
Jyske Bank A/S (Denmark)(a)	1,475	116,264
KeyCorp	37,100	869,995

SEE NOTES TO FINANCIAL STATEMENTS.

A3

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks (continued)
Lloyds TSB Group PLC (United Kingdom)	60,232	$565,919
M&T Bank Corp.	8,300	677,031
Marshall & Ilsley Corp.(b)	24,900	659,352
Mitsubishi Financial Group, Inc. (Japan)	17,900	168,796
National Australia Bank Ltd. (Australia)	9,565	315,066
National Bank of Greece SA (Greece)	2,435	167,253
National City Corp.(b)	59,900	985,954
Nishi-Nippon City Bank Ltd. (The) (Japan)	16,000	39,629
PNC Financial Services Group, Inc.	32,000	2,100,800
Regions Financial Corp.(b)	70,203	1,660,301
Royal Bank of Scotland Group PLC (United Kingdom)	221,819	1,960,499
Skandinaviska Enskilda Banken AB (Class A Stock) (Sweden)	23,400	599,192
Societe Generale (France)	6,767	978,785
Sumitomo Mitsui Financial Group, Inc. (Japan)	99	732,628
SunTrust Banks, Inc.	33,000	2,062,170
Svenska Handelbanken (Class A Stock) (Sweden)	27,900	893,567
Swedbank AB (Class A Stock) (Sweden)	1,900	53,797
Sydbank A/S (Denmark)	3,072	132,065
Synovus Financial Corp.(b)	29,750	716,380
U.S. Bancorp	159,085	5,049,357
UniCredito Italiano SpA (Italy)	193,178	1,604,239
Wachovia Corp.(b)	181,640	6,907,768
Wells Fargo & Co.	308,500	9,313,614
Westpac Banking Corp. (Australia)	28,463	692,134
Zions Bancorporation	11,350	529,932

		67,430,166

Commercial Services & Supplies — 0.2%
Allied Waste Industries, Inc.(a)(b)	26,400	290,928
Avery Dennison Corp.	9,100	483,574
Cintas Corp.(b)	11,200	376,544
Downer EDI Ltd.	114,678	538,535
Equifax, Inc.	13,700	498,132
Michael Page International PLC (United Kingdom)	27,692	158,757
Monster Worldwide, Inc.(a)	13,100	424,440
Pitney Bowes, Inc.	21,600	821,664
Robert Half International, Inc.	15,500	419,120
RR Donnelley & Sons Co.	19,500	735,930
Waste Management, Inc.	48,542	1,585,867

		6,333,491

Communications Equipment — 1.3%
Ciena Corp.(a)(b)	9,142	311,834
Cisco Systems, Inc.(a)	560,200	15,164,613
Corning, Inc.	141,900	3,404,181
JDS Uniphase Corp.(a)(b)	14,075	187,198
Juniper Networks, Inc.(a)	51,500	1,709,800
Motorola, Inc.(b)	207,225	3,323,889
Nokia Corp. (Finland)	91,855	3,561,552
QUALCOMM, Inc.	152,900	6,016,615
Tellabs, Inc.(a)(b)	45,800	299,532

		33,979,214

SEE NOTES TO FINANCIAL STATEMENTS.

A4

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computers & Peripherals — 2.0%
Apple, Inc.(a)	80,300	$15,905,823
Dell, Inc.(a)	206,600	5,063,766
EMC Corp.(a)	191,550	3,549,422
Hewlett-Packard Co.	239,548	12,092,383
International Business Machines Corp.(b)	126,800	13,707,080
Lexmark International, Inc.(a)(b)	9,833	342,778
Network Appliance, Inc.(a)	38,800	968,448
QLogic Corp.(a)	16,600	235,720
SanDisk Corp.(a)(b)	19,500	646,815
Sun Microsystems, Inc.(a)(b)	81,575	1,478,955
Teradata Corp.(a)	17,600	482,416
Toshiba Corp. (Japan)	12,000	88,560
Wincor Nixdorf AG (Germany)	2,194	207,477

		54,769,643

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	12,580	747,660
COMSYS Holdings Corp. (Japan)	34,000	276,741
Fluor Corp.	8,100	1,180,332
Jacobs Engineering Group, Inc.(a)(b)	10,000	956,100
JGC Corp. (Japan)	6,000	102,877
YIT OYJ (Finland)	5,508	120,714

		3,384,424

Construction Materials — 0.1%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	14,789	129,734
Holcim Ltd. (Switzerland)	7,861	842,238
Italcementi SpA (Italy)	5,480	117,216
Lafarge SA (France)	9,406	1,712,132
Vulcan Materials Co.	9,100	719,719

		3,521,039

Consumer Finance — 0.4%
American Express Co.	108,800	5,659,776
Capital One Financial Corp.(b)	38,761	1,831,845
Discover Financial Services	42,740	644,519
SLM Corp.(b)	41,900	843,866
Takefuji Corp. (Japan)	17,860	428,972

		9,408,978

Containers & Packaging
Ball Corp.	10,000	450,000
Bemis Co.	11,300	309,394
Pactiv Corp.(a)	10,900	290,267
Sealed Air Corp.	13,200	305,448

		1,355,109

Distributors — 0.1%
Genuine Parts Co.	15,200	703,760
Li & Fung Ltd. (Hong Kong)	62,000	247,177
Pacific Brands Ltd. (Australia)	220,957	627,502

		1,578,439

Diversified Consumer Services — 0.1%
Apollo Group, Inc.(a)(b)	13,000	911,950
H&R Block, Inc.(b)	29,100	540,387

		1,452,337

Diversified Financial Services — 2.1%
Babcock & Brown Ltd. (Australia)	5,925	139,370
Bank of America Corp.	408,238	16,843,899

SEE NOTES TO FINANCIAL STATEMENTS.

A5

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services (continued)
Challenger Financial Services Group Ltd. (Australia)	52,584	$227,769
CIT Group, Inc.(b)	19,000	456,570
Citigroup, Inc.(b)	463,258	13,638,316
CME Group, Inc.	4,990	3,423,140
Fortis (Belgium)	34,966	920,709
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	34,000	953,149
ING Groep NV (Netherlands)	51,545	2,015,920
IntercontinentalExchange, Inc.(a)	6,100	1,174,250
JPMorgan Chase & Co.	313,201	13,671,224
Leucadia National Corp.(b)	14,600	687,660
Moody’s Corp.(b)	21,100	753,270
NYSE Euronext	23,800	2,088,926
OKO Bank PLC (Finland)	22,256	425,290
Singapore Exchange Ltd. (Singapore)	71,000	650,398

		58,069,860

Diversified Telecommunication Services — 1.7%
AT&T, Inc.	562,168	23,363,702
Belgacom SA (Belgium)	22,824	1,125,900
BT Group PLC (United Kingdom)	126,583	687,266
CenturyTel, Inc.	10,400	431,184
Citizens Communications Co.	31,000	394,630
Embarq Corp.	14,343	710,409
France Telecom SA (France)	42,304	1,522,763
Nippon Telegraph & Telephone Corp. (Japan)	88	437,442
Qwest Communications International, Inc.(a)(b)	151,257	1,060,312
Swisscom AG (Switzerland)	1,076	420,079
Tele2 AB (Class B Stock) (Sweden)	33,600	673,227
Telecom Corp. of New Zealand Ltd. (New Zealand)	99,674	332,965
Telecom Italia SpA (Italy)	38,827	120,630
Telecom Italia SpA (Italy)	534,665	1,271,058
Telefonica SA (Spain)	37,323	1,212,505
Verizon Communications Group, Inc.(b)	265,176	11,585,539
Windstream Corp.	45,857	597,058

		45,946,669

Electric Utilities — 1.2%
Allegheny Energy, Inc.	14,900	947,789
American Electric Power Co., Inc.	36,160	1,683,610
CLP Holdings Ltd. (Hong Kong)	71,500	485,772
Duke Energy Corp.	112,824	2,275,660
E.ON AG (Germany)	16,525	3,517,998
Edison International	29,800	1,590,426
Enel SpA (Italy)	94,789	1,127,401
Entergy Corp.	18,200	2,175,264
Exelon Corp.	62,474	5,100,378
FirstEnergy Corp.	27,401	1,982,188
FPL Group, Inc.	38,000	2,575,640
Hong Kong Electric Holdings (Hong Kong)	20,000	114,457
Pepco Holdings, Inc.	15,800	463,414
Pinnacle West Capital Corp.	9,700	411,377
PPL Corp.	36,000	1,875,240
Progress Energy, Inc.	24,583	1,190,555
Public Power Corp. SA (Greece)	6,658	350,436
Scottish & Southern Energy PLC (United Kingdom)	6,522	212,657
Southern Co. (The)	69,500	2,693,125
Union Fenosa SA (Spain)	13,943	941,601

		31,714,988

SEE NOTES TO FINANCIAL STATEMENTS.

A6

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electrical Equipment — 0.4%
ABB Ltd. (Switzerland)	48,358	$1,393,312
Alstom (France)	2,486	534,295
Cooper Industries Ltd.	17,400	920,112
Emerson Electric Co.	72,200	4,090,852
Hitachi Cable Ltd. (Japan)	48,000	283,252
Rockwell Automation, Inc.	16,200	1,117,152
Schneider Electric SA (France)	8,148	1,104,079
Sumitomo Electric Industries Ltd. (Japan)	13,700	216,070
Vestas Wind Systems A/S (Denmark)(a)	5,042	545,717

		10,204,841

Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.(a)	35,314	1,297,436
FUJIFILM Holdings Corp. (Japan)	2,400	100,453
Hitachi Ltd. (Japan)	46,000	341,750
Jabil Circuit, Inc.	21,600	329,832
Kyocera Corp. (Japan)	2,500	220,936
Molex, Inc.	11,700	319,410
Omron Corp. (Japan)	28,800	678,050
Tyco Electronics Ltd. (Bermuda)	46,315	1,719,677
Venture Manufacturing Ltd. Corp. (Singapore)	13,000	114,018

		5,121,562

Energy Equipment & Services — 1.2%
B.J. Services Co.	26,500	642,890
Baker Hughes, Inc.(b)	29,150	2,364,065
ENSCO International, Inc.	13,500	804,870
Halliburton Co.	85,500	3,241,305
Nabors Industries Ltd. (Bermuda)(a)	24,500	671,055
National Oilwell Varco, Inc.(a)(b)	33,600	2,468,256
Noble Corp.	25,200	1,424,052
Rowan Cos., Inc.(b)	8,200	323,572
Schlumberger Ltd.	109,000	10,722,330
Smith International, Inc.	17,900	1,321,915
Transocean, Inc.	28,247	4,043,558
Weatherford International Ltd.(a)	30,500	2,092,300
WorleyParsons Ltd. (Australia)	37,735	1,699,939

		31,820,107

Exchange Traded Fund
Ishares Msci Eafe Index Fund	4,400	345,400

Food & Staples Retailing — 1.2%
Casino GuichardPerrachon SA (France)	7,748	842,689
Circle K Sunkus Co. Ltd. (Japan)	5,100	75,383
Costco Wholesale Corp.	40,000	2,790,400
CVS Corp.	135,248	5,376,108
FamilyMart Co. Ltd. (Japan)	5,100	159,704
Koninklijke Ahold NV (Netherlands)	4,470	62,282
Kroger Co. (The)	65,846	1,758,747
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	4,300	104,695
Safeway, Inc.	40,100	1,371,821
Supervalu, Inc.	20,010	750,775
Sysco Corp.	56,100	1,750,881
UNY Co. Ltd.	42,000	354,764
Walgreen Co.(b)	93,100	3,545,248
Wal-Mart Stores, Inc.(b)	220,800	10,494,624
Wesfarmers Ltd. (Australia)(a)	2,092	74,761

SEE NOTES TO FINANCIAL STATEMENTS.

A7

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food & Staples Retailing (continued)
Whole Foods Market, Inc.(b)	14,100	$575,280
Woolworths Ltd. (Australia)	52,604	1,560,025

		31,648,187

Food Products — 0.9%
Archer-Daniels-Midland Co.	57,126	2,652,360
Campbell Soup Co.	20,700	739,611
ConAgra Foods, Inc.	47,300	1,125,267
Danisco A/S (Denmark)	3,150	223,277
Dean Foods Co.	12,000	310,320
East Asiatic Co. Ltd. A/S (Denmark)	8,500	662,494
Futuris Corp. Ltd. (Australia)	100,391	188,315
General Mills, Inc.	29,400	1,675,800
Goodman Fielder Ltd.	505,016	834,865
H.J. Heinz Co.	28,000	1,307,040
Hershey Co. (The)(b)	15,300	602,820
Kellogg Co.(b)	24,400	1,279,292
Kraft Foods, Inc.	144,053	4,700,449
McCormick & Co., Inc.	11,000	417,010
Nestle SA (Class B Stock) (Switzerland)	4,773	2,192,254
Sara Lee Corp.	68,000	1,092,080
Tyson Foods, Inc. (Class A Stock)(b)	22,700	347,991
Unilever NV (Netherlands)	19,389	712,946
Unilever PLC (United Kingdom)	37,773	1,421,112
Wilmar International Ltd. (Singapore)	228,000	847,230
WM Wrigley Jr. Co.	20,000	1,171,000

		24,503,533

Gas Utilities — 0.1%
Gas Natural SDG SA (Spain)	7,157	418,766
Nicor, Inc.	4,600	194,810
Questar Corp.	15,200	822,320

		1,435,896

Healthcare Equipment & Supplies — 0.8%
Baxter International, Inc.	58,900	3,419,145
Becton Dickinson & Co.	22,400	1,872,192
Boston Scientific Corp.(a)(b)	114,967	1,337,066
C.R. Bard, Inc.	9,100	862,680
Covidien Ltd. (Bermuda)	46,315	2,051,291
Hospira, Inc.(a)	12,560	535,558
Medtronic, Inc.	103,600	5,207,973
Olympus Corp. (Japan)	15,000	611,325
St. Jude Medical, Inc.(a)	31,200	1,267,968
Stryker Corp.	21,700	1,621,424
Varian Medical Systems, Inc.(a)	11,600	605,056
Zimmer Holdings, Inc.(a)	22,500	1,488,375

		20,880,053

Healthcare Providers & Services — 1.1%
Aetna, Inc.	46,500	2,684,445
AmerisourceBergen Corp.	18,600	834,582
Cardinal Health, Inc.	34,250	1,977,938
Cigna Corp.	28,400	1,525,932
Coventry Health Care, Inc.(a)	13,950	826,538
Express Scripts, Inc.(a)	26,300	1,919,900
Humana, Inc.(a)(b)	15,900	1,197,429
Laboratory Corp. of America Holdings(a)(b)	11,200	845,936
McKesson Corp.	26,930	1,764,184

SEE NOTES TO FINANCIAL STATEMENTS.

A8

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Providers & Services (continued)
Medco Health Solutions, Inc.(a)(b)	24,749	$2,509,549
Parkway Holdings Ltd. (Singapore)	78,000	211,969
Patterson Cos., Inc.(a)(b)	10,000	339,500
Quest Diagnostics, Inc.(b)	15,100	798,790
Suzuken Co. Ltd. (Japan)	10,900	387,979
Tenet Healthcare Corp.(a)(b)	44,600	226,568
UnitedHealth Group, Inc.	121,700	7,082,939
WellPoint, Inc.(a)	54,600	4,790,058

		29,924,236

Healthcare Technology
IMS Health, Inc.	17,200	396,288

Hotels, Restaurants & Leisure — 0.6%
Carnival Corp.	41,400	1,841,886
Darden Restaurants, Inc.(b)	13,050	361,616
Enterprise Inns PLC (United Kingdom)	29,615	287,095
Harrah’s Entertainment, Inc.	17,500	1,553,125
International Game Technology	29,300	1,287,149
Marriott International, Inc. (Class A Stock)	30,300	1,035,654
McDonald’s Corp.(b)	108,900	6,415,299
OPAP SA (Greece)	2,290	91,805
Starbucks Corp.(a)	67,300	1,377,631
Starwood Hotels & Resorts Worldwide, Inc.	18,000	792,540
Wendy’s International, Inc.	9,600	248,064
Wyndham Worldwide Corp.	16,420	386,855
Yum! Brands, Inc.	48,200	1,844,614

		17,523,333

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	34,117	309,346
Bellway PLC (United Kingdom)	7,664	127,159
Black & Decker Corp.	6,900	480,585
Bovis Homes Group PLC (United Kingdom)	7,894	96,797
Centex Corp.	8,700	219,762
D.R. Horton, Inc.(b)	23,700	312,129
Fortune Brands, Inc.	14,000	1,013,040
Harman International Industries, Inc.	6,400	471,744
KB Home(b)	5,700	123,120
Leggett & Platt, Inc.	14,800	258,112
Lennar Corp.(b)	13,300	237,937
Matsushita Electric Industrial Co. Ltd. (Japan)	25,000	512,272
Newell Rubbermaid, Inc.	26,414	683,594
Pulte Homes, Inc.	16,100	169,694
Sekisui Chemical Co. Ltd. (Japan)	108,000	721,391
Sekisui House Ltd. (Japan)	90,000	961,953
Snap-On, Inc.	4,900	236,376
Stanley Works (The)	7,900	382,992
Taylor Wimpey PLC (United Kingdom)	161,898	655,024
TomTom NV (Netherlands)(a)	993	74,769
Whirlpool Corp.	7,526	614,347

		8,662,143

Household Products — 1.1%
Clorox Co.	13,800	899,346
Colgate-Palmolive Co.	45,700	3,562,772
Kimberly-Clark Corp.	41,600	2,884,544
Procter & Gamble Co.	287,025	21,073,375
Reckitt Benckiser Group PLC (United Kingdom)	28,625	1,660,428

		30,080,465

SEE NOTES TO FINANCIAL STATEMENTS.

A9

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Independent Power Producers & Energy Traders — 0.1%
AES Corp. (The)(a)	61,100	$1,306,929
Constellation Energy Group, Inc.	17,100	1,753,263
Dynegy, Inc. (Class A Stock)(a)	37,500	267,750

		3,327,942

Industrial Conglomerates — 1.7%
3M Co.	65,400	5,514,528
Cookson Group PLC (United Kingdom)	9,396	130,365
General Electric Co.	939,000	34,808,729
Keppel Corp. Ltd. (Singapore)	80,000	712,854
Koninklijke (Royal) Philips Electronics NV (Netherlands)	1,202	51,878
Rheinmetall AG (Germany)	626	50,174
SembCorp Industries Ltd. (Singapore)	77,000	306,041
Siemens AG (Germany)	4,593	728,063
Textron, Inc.	21,700	1,547,210
Tyco International Ltd. (Bermuda)	46,315	1,836,390
Wendel (France)	3,596	520,181

		46,206,413

Insurance — 2.2%
ACE Ltd. (Bermuda)	31,000	1,915,180
Aegon NV (Netherlands)	23,250	410,972
Aflac, Inc.	44,600	2,793,298
Allianz AG (Germany)	11,366	2,460,747
Allstate Corp. (The)	56,200	2,935,326
AMBAC Financial Group, Inc.(b)	13,400	345,318
American International Group, Inc.	236,888	13,810,569
AON Corp.(b)	26,400	1,259,016
Assurant, Inc.(b)	10,300	689,070
Aviva PLC (United Kingdom)	71,913	963,402
AXA SA (France)	32,807	1,313,777
Chubb Corp.	36,700	2,003,086
Cincinnati Financial Corp.	17,837	705,275
CNP Assurances (France)	2,969	386,291
Genworth Financial, Inc.	42,900	1,091,805
Hartford Financial Services Group, Inc.	30,000	2,615,700
Legal & General Group PLC (United Kingdom)	85,000	220,977
Lincoln National Corp.	26,117	1,520,532
Loews Corp.	41,400	2,084,076
Marsh & McLennan Cos., Inc.	50,600	1,339,382
MBIA, Inc.(b)	12,250	228,218
MetLife, Inc.	68,500	4,220,969
Muenchener Rueckversicherungs-Gesellschaft AG (Germany)	9,036	1,755,095
Old Mutual PLC (United Kingdom)	64,863	216,399
Principal Financial Group	25,400	1,748,536
Progressive Corp. (The)	70,100	1,343,116
Royal & Sun Alliance Insurance Group PLC (United Kingdom)	277,795	819,516
SAFECO Corp.	11,000	612,480
SCOR (France)	17,548	448,982
Suncorp-Metway Ltd. (Australia)	17,009	251,053
Swiss Life Holding (Switzerland)	1,397	349,204
Swiss Reinsurance (Switzerland)	15,947	1,133,186
Torchmark Corp.	9,000	544,770
Travelers Cos., Inc. (The)	60,235	3,240,643
UnumProvident Corp.	32,210	766,276
XL Capital Ltd. (Class A Stock) (Bermuda)	18,300	920,673
Zurich Financial Services AG (Switzerland)	4,088	1,200,601

		60,663,516

SEE NOTES TO FINANCIAL STATEMENTS.

A10

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet & Catalog Retail — 0.2%
Amazon.com, Inc.(a)(b)	27,300	$2,529,072
Expedia, Inc.(a)(b)	16,300	515,406
Home Retail Group PLC (United Kingdom)	162,348	1,060,000
IAC/InterActive Corp.(a)(b)	16,900	454,948

		4,559,426

Internet Software & Services — 0.8%
Akamai Technologies, Inc.(a)(b)	12,200	422,120
eBay, Inc.(a)	107,700	3,574,563
Google, Inc. (Class A Stock)(a)	21,250	14,693,950
Tencent Holdings Ltd. (China)	57,000	425,726
Verisign, Inc.(a)(b)	19,500	733,395
Yahoo!, Inc.(a)	123,100	2,863,306

		22,713,060

IT Services — 0.4%
Affiliated Computer Services, Inc.(a)	10,400	469,040
Automatic Data Processing, Inc.	51,500	2,293,295
Cognizant Technology Solutions Corp.(a)	27,200	923,168
Computer Sciences Corp.(a)	14,300	707,421
Convergys Corp.(a)	14,800	243,608
Electronic Data Systems Corp.	47,700	988,821
Fidelity National Information Services, Inc.	14,600	607,214
Fiserv, Inc.(a)(b)	15,700	871,193
Paychex, Inc.(b)	32,100	1,162,662
Unisys Corp.(a)(b)	31,500	148,995
Western Union Co.	72,110	1,750,831

		10,166,248

Leisure Equipment & Products — 0.1%
Brunswick Corp.(b)	7,200	122,760
Eastman Kodak Co.(b)	22,400	489,888
Hasbro, Inc.	15,800	404,164
Mattel, Inc.	36,451	694,027
Nikon Corp. (Japan)	24,000	816,439
Sankyo Co. Ltd. (Japan)	2,400	110,887
Yamaha Corp. (Japan)	5,100	116,364

		2,754,529

Life Sciences, Tools & Services — 0.2%
Applera Corp. – Applied Biosystems Group	17,300	586,816
Millipore Corp.(a)(b)	4,700	343,946
PerkinElmer, Inc.	12,800	333,056
Thermo Electron Corp.(a)	39,900	2,301,432
Waters Corp.(a)	9,200	727,444

		4,292,694

Machinery — 1.0%
Caterpillar, Inc.(b)	58,000	4,208,480
Charter PLC (United Kingdom)(a)	34,331	542,273
Cummins, Inc.	9,600	1,222,752
Danaher Corp.	22,300	1,956,602
Deere & Co.	40,600	3,780,672
Dover Corp.	19,300	889,537
Eaton Corp.	12,900	1,250,655
Illinois Tool Works, Inc.	38,400	2,055,936
Ingersoll-Rand Co. Ltd. (Class A Stock) (Bermuda)	29,200	1,356,924
ITT Corp.	16,500	1,089,660
Komatsu Ltd. (Japan)	50,700	1,359,732

SEE NOTES TO FINANCIAL STATEMENTS.

A11

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Komori Corp. (Japan)	23,000	$506,837
Konecranes OYJ (Finland)	11,581	399,257
Kubota Corp. (Japan)	33,000	222,074
MAN AG (Germany)	5,531	923,168
Manitowoc Co., Inc. (The)(b)	10,600	517,598
NSK Ltd. (Japan)	15,000	153,756
Paccar, Inc.	33,843	1,843,767
Pall Corp.	10,000	403,200
Parker Hannifin Corp.	16,065	1,209,855
Sandvik AB (Sweden)	27,499	473,336
Sumitomo Heavy Industries Ltd. (Japan)	10,000	91,176
Terex Corp.(a)	9,400	616,358
Trelleborg AB (Class B Stock) (Sweden)	13,200	276,736

		27,350,341

Marine — 0.1%
Cosco Corp. (Singapore) Ltd. (Singapore)	43,000	169,761
Kawasaki Kisen Kaisha Ltd. (Japan)	35,000	339,777
Mitsui O.S.K. Lines Ltd. (Japan)	96,000	1,213,661
Neptune Orient Lines Ltd.	19,000	51,075
Nippon Yusen KK (Japan)	55,000	433,290
Orient Overseas International Ltd. (Hong Kong)	12,000	87,915

		2,295,479

Media — 1.3%
CBS Corp. (Class B Stock)(b)	62,534	1,704,052
Clear Channel Communications, Inc.	45,700	1,577,564
Comcast Corp. (Class A Stock)(a)(b)	282,290	5,154,615
Daily Mail & General Trust PLC	18,954	187,423
DIRECTV Group, Inc. (The)(a)	69,200	1,599,904
E.W. Scripps Co.	8,600	387,086
Gannett Co., Inc.(b)	22,100	861,900
Gestevision Telecinco SA (Spain)	20,419	522,737
Interpublic Group of Cos., Inc.(a)(b)	37,200	301,692
Lagardere SCA (France)	4,545	340,824
McGraw-Hill Cos., Inc. (The)	32,500	1,423,825
Meredith Corp.	2,700	148,446
New York Times Co. (The) (Class A Stock)(b)	10,700	187,571
News Corp. (Class A Stock)	209,500	4,292,655
Omnicom Group, Inc.	31,400	1,492,442
Time Warner, Inc.	340,700	5,624,957
Viacom, Inc. (Class B Stock)(a)	63,734	2,799,197
Vivendi (France)	43,117	1,978,174
Walt Disney Co. (The)	177,300	5,723,244
Washington Post Co. (The) (Class B Stock)	200	158,286

		36,466,594

Metals & Mining — 0.9%
Acerinox SA (Spain)	11,138	274,065
Alcoa, Inc.	81,140	2,965,667
Allegheny Technologies, Inc.(b)	8,600	743,040
Anglo American PLC (United Kingdom)	4,919	301,587
ArcelorMittal (France)	7,301	587,094
BHP Billiton Ltd. (Australia)	67,974	2,376,237
BHP Billiton PLC (United Kingdom)	65,732	2,022,885
Boliden AB (Sweden)	4,350	54,685
Freeport-McMoRan Copper & Gold, Inc.(b)	34,694	3,554,053
Kobe Steel Ltd. (Japan)	142,000	457,788

SEE NOTES TO FINANCIAL STATEMENTS.

A12

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining (continued)
Mitsubishi Materials Corp. (Japan)	79,000	$333,582
Newmont Mining Corp. (Netherlands)	42,500	2,075,275
Nippon Steel Corp. (Japan)	25,000	153,024
Nisshin Steel Co. Ltd. (Japan)	80,000	276,412
Nucor Corp.	27,400	1,622,628
Outokumpu OYJ (Class A Stock) (Finland)	12,357	383,192
Rio Tinto Group PLC (United Kingdom)	25,934	2,744,866
Salzgitter AG (Germany)	6,516	964,582
Sumitomo Metal Mining Co. Ltd.	13,000	219,785
ThyssenKrupp AG (Germany)	25,213	1,414,054
Titanium Metals Corp.(b)	4,000	105,800
United States Steel Corp.	11,400	1,378,374
Voestalpine AG (Australia)	4,504	325,632
Xstrata PLC (Switzerland)	1,622	114,621
Yamato Kogyo Co. Ltd. (Japan)	4,000	161,949

		25,610,877

Multiline Retail — 0.4%
Big Lots, Inc.(a)(b)	9,200	147,108
Dillard’s, Inc.	3,000	56,340
Family Dollar Stores, Inc.(b)	13,700	263,451
J.C. Penney Co., Inc.	21,100	928,189
Kohl’s Corp.(a)	28,400	1,300,720
Macy’s, Inc.	39,974	1,034,127
Marks & Spencer Group PLC (United Kingdom)	66,968	746,518
Next PLC (United Kingdom)	4,240	137,068
Nordstrom, Inc.	16,900	620,737
Ryohin Keikaku Co. Ltd. (Japan)	1,100	66,031
Sears Holding Corp.(a)(b)	6,342	647,201
Target Corp.	75,400	3,770,001

		9,717,491

Multi-Utilities — 0.6%
AGL Energy Ltd. (Australia)	5,626	65,493
Ameren Corp.(b)	18,100	981,201
CenterPoint Energy, Inc.	27,800	476,214
Centrica PLC (United Kingdom)	156,299	1,116,177
CMS Energy Corp.(b)	22,000	382,360
Consolidated Edison, Inc.(b)	25,000	1,221,250
Dominion Resources, Inc.	51,832	2,459,428
DTE Energy Co.(b)	16,800	738,528
Integrys Energy Group, Inc.	7,020	362,864
National Grid PLC (United Kingdom)	93,691	1,555,424
NiSource, Inc.	26,900	508,141
PG&E Corp.	33,400	1,439,206
Public Service Enterprise Group, Inc.	23,100	2,269,344
RWE AG (Germany)	2,040	287,671
Sempra Energy	24,219	1,498,672
Suez SA (France)	9,814	668,213
TECO Energy, Inc.	15,500	266,755
Xcel Energy, Inc.	39,110	882,713

		17,179,654

Office Electronics — 0.1%
Canon, Inc. (Japan)	13,600	622,426
Konica Minolta Holdings, Inc. (Japan)	15,000	262,965
Ricoh Co. Ltd. (Japan)	64,000	1,168,406
Xerox Corp.	90,900	1,471,670

		3,525,467

SEE NOTES TO FINANCIAL STATEMENTS.

A13

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels — 5.1%
Anadarko Petroleum Corp.(b)	42,254	$2,775,665
Apache Corp.	31,014	3,335,246
BP PLC (United Kingdom)	317,921	3,892,058
Chesapeake Energy Corp.	40,800	1,599,360
Chevron Corp.	196,722	18,360,064
ConocoPhillips	149,577	13,207,649
CONSOL Energy, Inc.(b)	17,300	1,237,296
Devon Energy Corp.	41,600	3,698,656
El Paso Corp.	64,336	1,109,153
ENI SpA (Italy)	31,149	1,140,814
EOG Resources, Inc.	22,800	2,034,900
Exxon Mobil Corp.	507,440	47,542,053
Hess Corp.(b)	25,800	2,602,188
Idemitsu Kosan Co. Ltd. (Japan)	2,300	242,247
Marathon Oil Corp.	65,782	4,003,493
Murphy Oil Corp.	16,900	1,433,796
Nippon Oil Corp. (Japan)	157,000	1,269,247
Noble Energy	14,500	1,153,040
Occidental Petroleum Corp.	76,300	5,874,337
OMV AG (Austria)	17,321	1,403,468
Peabody Energy Corp.(b)	22,800	1,405,392
Range Resources Corp.	10,800	554,688
Repsol YPF SA (Spain)	30,682	1,093,655
Royal Dutch Shell PLC (Netherlands)	34,918	1,467,312
Royal Dutch Shell PLC (Class B Stock) (Netherlands)	57,915	2,409,474
Singapore Petroleum Co. Ltd. (Singapore)	151,000	788,307
Spectra Energy Corp.	58,762	1,517,235
Sunoco, Inc.	11,000	796,840
Tesoro Corp.	12,600	601,020
Total SA (France)	32,825	2,727,378
Valero Energy Corp.	51,000	3,571,530
Williams Cos., Inc.	55,500	1,985,790
XTO Energy, Inc.	44,541	2,287,626

		139,120,977

Paper & Forest Products — 0.1%
International Paper Co.	39,473	1,278,136
MeadWestvaco Corp.(b)	16,314	510,628
Mondi Ltd. (South Africa)	3,086	29,125
Mondi PLC (United Kingdom)	39,537	334,486
Sonae Industria-SGPS SA (Portugal)(a)	31,903	310,182
Weyerhaeuser Co.(b)	19,100	1,408,433

		3,870,990

Personal Products — 0.1%
Avon Products, Inc.	40,500	1,600,965
Estee Lauder Cos., Inc. (The) (Class A Stock)(b)	10,400	453,544
Oriflame Cosmetics SA (Luxembourg)	2,300	146,971

		2,201,480

Pharmaceuticals — 3.1%
Abbott Laboratories	141,200	7,928,380
Allergan, Inc.(b)	26,900	1,728,056
Astellas Pharma, Inc. (Japan)	10,200	442,380
AstraZeneca PLC (United Kingdom)	40,585	1,748,267
Barr Pharmaceuticals, Inc.(a)(b)	8,400	446,040
Bristol-Myers Squibb Co.	183,000	4,853,160
Eli Lilly & Co.	90,100	4,810,439
Forest Laboratories, Inc.(a)	29,500	1,075,275
GlaxoSmithKline PLC (United Kingdom)	96,025	2,444,780
H Lundbeck A/S (Denmark)	4,600	124,469

SEE NOTES TO FINANCIAL STATEMENTS.

A14

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals (continued)
Johnson & Johnson	265,948	$17,738,733
King Pharmaceuticals, Inc.(a)	23,566	241,316
Kyowa Hakko Kogyo Co. Ltd. (Japan)	33,000	352,442
Merck & Co., Inc.	199,300	11,581,323
Mylan Laboratories, Inc.(b)	20,900	293,854
Novartis AG (Switzerland)	15,158	831,437
Pfizer, Inc.	638,745	14,518,675
Roche Holding AG (Switzerland)	6,631	1,145,629
Sanofi-Aventis (France)	20,404	1,878,802
Schering-Plough Corp.	146,800	3,910,752
Shire PLC (United Kingdom)	14,574	333,337
Takeda Pharmaceutical Co. Ltd. (Japan)	7,600	443,998
Watson Pharmaceuticals, Inc.(a)	12,200	331,108
Wyeth	122,800	5,426,532

		84,629,184

Real Estate Investment Trusts — 0.5%
Apartment Investment & Management Co. (Class A Stock)(b)	10,800	375,084
AvalonBay Communities, Inc.	7,400	696,636
Boston Properties, Inc.(b)	11,800	1,083,358
Developers Diversified Realty Corp.	11,300	432,677
Equity Residential(b)	27,100	988,337
General Growth Properties, Inc.(b)	24,000	988,320
Host Hotels & Resorts, Inc.(b)	52,500	894,600
ING Industrial Fund (Australia)	304,765	675,227
Kimco Realty Corp.(b)	23,500	855,400
Mirvac Group (Australia)	76,695	400,814
Plum Creek Timber Co., Inc.(b)	15,100	695,204
ProLogis(b)	24,400	1,546,472
Public Storage, Inc.	10,900	800,169
Simon Property Group, Inc.(b)	20,600	1,789,316
Vornado Realty Trust	13,000	1,143,350
Westfield Group (Australia)	2,690	49,180

		13,414,144

Real Estate Management & Development — 0.1%
CB Richard Ellis Group, Inc.(a)(b)	18,800	405,140
Cheung Kong Holdings Ltd. (Hong Kong)	35,000	639,431
City Developments Ltd. (Singapore)	11,000	107,127
Forestar Real Estate Group, Inc.(a)	3,233	76,274
K.K. DaVinci Advisors (Japan)(a)	332	287,629
Leopalace21 Corp. (Japan)	11,400	306,292
Swire Pacific Ltd. (Hong Kong)	28,000	383,687
Wharf (Holdings) Ltd. (The) (Hong Kong)	139,000	719,051
Wihlborgs Fastigheter AB (Sweden)	2,924	52,366

		2,976,997

Road & Rail — 0.3%
Burlington Northern Santa Fe Corp.	27,500	2,288,825
CSX Corp.	40,600	1,785,588
Norfolk Southern Corp.	34,800	1,755,312
Ryder System, Inc.	6,900	324,369
Seino Transportation Co. Ltd. (Japan)	27,000	181,676
Union Pacific Corp.	24,600	3,090,252

		9,426,022

Semiconductors & Semiconductor Equipment — 1.2%
Advanced Micro Devices, Inc.(a)(b)	45,100	338,250
Altera Corp.	33,500	647,220

SEE NOTES TO FINANCIAL STATEMENTS.

A15

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Analog Devices, Inc.	27,400	$868,580
Applied Materials, Inc.(b)	124,900	2,218,224
ASML Holding N.V. (Netherlands)(a)	4,934	156,250
Broadcom Corp. (Class A Stock)(a)(b)	43,950	1,148,853
Intel Corp.	540,700	14,415,062
KLA-Tencor Corp.	17,600	847,616
Linear Technology Corp.(b)	20,300	646,149
LSI Logic Corp.(a)	58,800	312,228
MEMC Electronic Materials, Inc.(a)	19,700	1,743,253
Microchip Technology, Inc.(b)	17,800	559,276
Micron Technology, Inc.(a)(b)	58,400	423,400
National Semiconductor Corp.(b)	23,900	541,096
Novellus Systems, Inc.(a)	10,400	286,728
NVIDIA Corp.(a)(b)	51,450	1,750,329
Teradyne, Inc.(a)(b)	19,300	199,562
Texas Instruments, Inc.(b)	130,100	4,345,340
Xilinx, Inc.	25,400	555,498

		32,002,914

Software — 1.7%
Adobe Systems, Inc.(a)	54,700	2,337,331
Autodesk, Inc.(a)(b)	21,800	1,084,768
BMC Software, Inc.(a)	18,500	659,340
CA, Inc.	35,664	889,817
Citrix Systems, Inc.(a)(b)	16,400	623,364
Compuware Corp.(a)	34,000	301,920
Electronic Arts, Inc.(a)(b)	27,500	1,606,275
Intuit, Inc.(a)	31,100	983,071
Microsoft Corp.	746,500	26,575,400
Nintendo Co. Ltd. (Japan)	3,500	2,055,032
Novell, Inc.(a)	24,200	166,254
Oracle Corp.(a)	362,500	8,185,250
Symantec Corp.(a)(b)	85,078	1,373,159

		46,840,981

Specialty Retail — 0.7%
Abercrombie & Fitch Co.	8,700	695,739
AutoNation, Inc.(a)(b)	16,974	265,813
AutoZone, Inc.(a)	4,800	575,568
Bed Bath & Beyond, Inc.(a)	26,700	784,713
Belle International Holdings Ltd. (China)	32,000	47,873
Best Buy Co., Inc.(b)	35,225	1,854,596
Circuit City Stores, Inc.	10,000	42,000
Esprit Holdings Ltd. (Hong Kong)	38,800	571,340
GameStop Corp. (Class A Stock)(a)	12,500	776,375
Gap, Inc. (The)(b)	43,200	919,296
Hennes & Mauritz AB (Class B Stock) (Sweden)	1,550	94,369
Hikari Tsushin, Inc. (Japan)	3,800	128,941
Home Depot, Inc.	154,250	4,155,496
Limited Brands, Inc.(b)	31,106	588,837
Lowe’s Cos., Inc.	135,100	3,055,962
Office Depot, Inc.(a)	27,800	386,698
OfficeMax, Inc.	7,500	154,950
RadioShack Corp.(b)	11,200	188,832
Sherwin-Williams Co. (The)(b)	9,500	551,380
Shimachu Co. Ltd. (Japan)	2,700	76,070
Staples, Inc.	67,549	1,558,355
Tiffany & Co.	11,600	533,948
TJX Cos., Inc. (The)	40,600	1,166,438

		19,173,589

SEE NOTES TO FINANCIAL STATEMENTS.

A16

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Textiles, Apparel & Luxury Goods — 0.2%
Coach, Inc.(a)	34,000	$1,039,720
Jones Apparel Group, Inc.	12,600	201,474
Liz Claiborne, Inc.(b)	10,900	221,815
NIKE, Inc. (Class B Stock)	35,000	2,248,400
Nisshinbo Industries, Inc. (Japan)	15,000	182,902
Polo Ralph Lauren Corp.	5,300	327,487
Swatch Group AG (Switzerland)	6,606	390,064
VF Corp.	8,100	556,146

		5,168,008

Thrifts & Mortgage Finance — 0.3%
Countrywide Financial Corp.(b)	56,200	502,428
Fannie Mae	88,800	3,550,224
Freddie Mac	60,100	2,047,607
Guaranty Financial Group, Inc.(a)	3,233	51,733
Hudson City Bancorp, Inc.	59,500	893,690
MGIC Investment Corp.(b)	8,800	197,384
Sovereign Bancorp, Inc.(b)	38,955	444,087
Washington Mutual, Inc.(b)	81,178	1,104,833

		8,791,986

Tobacco — 0.7%
Altria Group, Inc.	193,500	14,624,730
British American Tobacco (United Kingdom)	15,561	608,674
Imperial Tobacco Group (United Kingdom)	34,579	1,866,754
Reynolds American, Inc.(b)	17,700	1,167,492
UST, Inc.	15,100	827,480

		19,095,130

Trading Companies & Distributors — 0.2%
Itochu Corp. (Japan)	67,000	646,526
Marubeni Corp. (Japan)	86,000	602,603
Mitsubishi Corp. (Japan)	24,000	649,553
Mitsui & Co. Ltd. (Japan)	61,000	1,273,840
Sumitomo Corp. (Japan)	39,200	548,461
W.W. Grainger, Inc.	6,900	603,888

		4,324,871

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	77,000	353,036
Kamigumi Co. Ltd. (Japan)	13,000	93,813

		446,849

Wireless Telecommunication Services — 0.4%
American Tower Corp. (Class A Stock)(a)	34,800	1,482,480
KDDI Corp. (Japan)	97	717,710
Sprint Nextel Corp.	260,077	3,414,811
Vodafone Group PLC (United Kingdom)	1,132,143	4,232,353

		9,847,354

TOTAL COMMON STOCKS (cost $956,454,065)		1,399,137,384

PREFERRED STOCKS
Automobiles
Porsche AG (Germany)	372	751,158

Diversified Financial Services
Istituto Finanziario Industriale SpA (Italy)(a)	1,432	48,782

TOTAL PREFERRED STOCKS (cost $427,189)		799,940

RIGHTS
Real Estate Management & Development
Wharf (Holdings) Ltd. (The) (Hong Kong), expiring 1/8/08 (a) (cost $0)	17,375	23,843

SEE NOTES TO FINANCIAL STATEMENTS.

A17

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS — 35.9%
Aerospace/Defense — 0.2%
BAE Systems Holdings, Inc., 144A
4.75%	08/15/10	Baa2	$2,000	$2,014,174
Boeing Capital Corp.(b)
6.10%	03/01/11	A2	975	1,021,960
Goodrich Corp.
6.80%	07/01/36	Baa2	811	866,613
Northrop Grumman Corp.
7.125%	02/15/11	Baa1	1,025	1,092,390
Raytheon Co.
5.50%	11/15/12	Baa1	625	650,746

				5,645,883

Airlines — 0.2%
American Airlines, Inc.(b)
6.817%	05/23/11	Ba1	2,420	2,344,375
Continental Airlines, Inc.
6.648%	09/15/17	Baa2	326	327,384
6.703%	06/15/21	Baa2	168	168,493
Delta Air Lines, Inc., 144A(b)
6.821%	08/10/22	Baa1	500	472,550
Southwest Airlines Co.
6.50%	03/01/12	Baa1	965	999,259

				4,312,061

Asset Backed Securities — 1.2%
American Express Credit Account Master Trust I, 144A(g),
Series 2004-4, Class C
5.4975%	03/15/12	Baa1	1,510	1,486,166
Series 2004-C, Class C
5.5275%	02/15/12	Baa1	502	502,240
Amortizing Residential Collateral Trust(g),
Series 2002-BC9, Class M1
6.515%	12/25/32	Aa2	2,664	2,398,609
Bank of America Credit Card Trust(g),
Series 2006-C5, Class C5
5.4275%	01/15/16	Baa2	4,159	3,851,582
Bank One Issuance Trust,
Series 2003-C1, Class C1
4.54%	09/15/10	Baa2	2,445	2,444,828
CDC Mortgage Capital Trust(g),
Series 2002-HE3, Class M1
6.515%	03/25/33	A1	1,003	796,552
Series 2003-HE1, Class M2
7.79%	08/25/33	Baa2	81	39,560
Centex Home Equity(g),
Series 2005-A, Class M2
5.365%	01/25/35	Aa2	2,250	2,054,964
Citibank Credit Card Issuance Trust(g),
Series 2006-C1, Class C1
5.3488%	02/20/15	Baa2	1,500	1,378,934
Credit-Based Asset Servicing and Securitization LLC,
Series 2005-CB6, Class A3
5.12%	07/25/35	Aaa	1,740	1,730,541
Equity One ABS, Inc.,
Series 2004-3, Class M1
5.70%	07/25/34	Aa2	1,660	1,525,603

SEE NOTES TO FINANCIAL STATEMENTS.

A18

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Asset Backed Securities (continued)
First Franklin Mortgage Loan Trust(g),
Series 2005-FFH1, Class M2
5.385%	06/25/36	Aa2	$1,800	$1,611,268
HFC Home Equity Loan Trust(g),
Series 2005-2, Class M2
5.4388%	01/20/35	Aa1	662	579,260
MBNA Master Credit Card Trust,
Series 1999-J, Class A
7.00%	02/15/12	Aaa	2,370	2,481,649
Morgan Stanley ABS Capital I(g),
Series 2004-NC3, Class M2
5.965%	03/25/34	A2	1,183	1,090,030
Morgan Stanley Dean Witter Capital I(g),
Series 2002-HE1, Class M1
5.765%	07/25/32	Aa2	1,721	1,643,423
Series 2002-NC4, Class M1
6.14%	09/25/32	Aaa	1,548	1,500,912
Saxon Asset Securities Trust(g),
Series 2005-2, Class M2
5.305%	10/25/35	Aa2	1,480	1,427,023
Securitized Asset Backed Receivables LLC(g),
Series 2004-OP1, Class M1
5.375%	02/25/34	Aa2	1,660	1,618,409
Series 2006-FR3, Class A3
5.115%	05/25/36	Aaa	1,400	1,092,000
SVO VOI Mortgage Corp.,
Series 2005-AA, Class A, 144A
5.25%	02/20/21	Aaa	771	764,559
WFS Financial Owner Trust,
Series 2004-4, Class D
3.58%	05/17/12	A2	296	294,207

				32,312,319

Automotive — 0.1%
Johnson Controls, Inc.
5.50%	01/15/16	Baa1	235	231,554
Oshkosh Truck Corp., Bank Loan(j)
6.90%	12/06/13	Ba3	1,975	1,893,307

				2,124,861

Banking — 0.7%
Banco Bradesco (Cayman Islands)
8.75%	10/24/13	A2	1,690	1,913,925
Bank of America NA
5.30%	03/15/17	Aa1	850	826,520
6.00%(b)	10/15/36	Aa1	1,300	1,243,353
Bank One Corp.
7.875%	08/01/10	Aa3	2,500	2,696,662
Citigroup, Inc.
5.625%(b)	08/27/12	A1	1,900	1,924,664
6.125%	08/25/36	A1	725	686,205
DEPFA ACS Bank (Ireland), 144A
5.125%	03/16/37	Aaa	1,325	1,309,660
HSBC Bank USA, Senior Notes
3.875%	09/15/09	Aa2	250	247,662
ICICI Bank Ltd. (India), 144A(g)
5.7875%	01/12/10	Baa2	1,880	1,855,748

SEE NOTES TO FINANCIAL STATEMENTS.

A19

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Banking (continued)
ICICI Bank Ltd. (Singapore), 144A
5.75%	11/16/10	Baa2	$1,670	$1,656,638
J.P. Morgan Chase & Co.
4.60%	01/17/11	Aa2	975	972,166
6.50%	01/15/09	Aa3	1,100	1,109,854
MUFG Capital Finance Group Ltd. (Cayman Islands)(g)
6.346%	07/29/49	A2	800	757,707
Santander Central Hispano Issuances Ltd. (Cayman Islands)
7.625%	09/14/10	Aa2	805	861,879
Wells Fargo Bank
6.45%	02/01/11	Aa1	90	95,216

				18,157,859

Brokerage — 0.6%
Bear Stearns Companies, Inc. (The)
5.30%	10/30/15	A2	550	503,884
6.40%(c)	10/02/17	A2	270	260,863
Goldman Sachs Group, Inc. (The)
5.45%(b)	11/01/12	Aa3	580	591,287
5.625%	01/15/17	A1	765	747,081
6.45%	05/01/36	A1	1,770	1,662,902
6.75%	10/01/37	A1	678	664,289
Lehman Brothers Holdings, Inc.
5.25%(b)	02/06/12	A1	1,850	1,830,552
6.50%	07/19/17	A2	514	520,095
Merrill Lynch & Co., Inc.
4.25%	02/08/10	A1	1,470	1,441,038
4.79%	08/04/10	A1	375	371,579
5.00%	01/15/15	A1	190	179,175
5.77%	07/25/11	A1	355	356,074
6.40%(b)	08/28/17	A1	1,285	1,305,506
Morgan Stanley Group, Inc.
4.75%	04/01/14	A1	1,510	1,414,650
5.25%, M.T.N.(b)	11/02/12	Aa3	870	869,710
5.45%, M.T.N.	01/09/17	Aa3	670	649,948
5.75%, M.T.N.	10/18/16	Aa3	1,860	1,835,386
5.95%, M.T.N.	12/28/17	Aa3	600	599,572

				15,803,591

Building Materials & Construction — 0.2%
American Standard, Inc.
7.625%	02/15/10	Baa3	1,000	1,050,066
Centex Corp.(b)
6.50%	05/01/16	Ba1	315	279,964
Hanson PLC (United Kingdom)
7.875%	09/27/10	Baa3	1,270	1,377,896
Lafarge SA (France)
6.15%	07/15/11	Baa2	1,100	1,131,539
Ryland Group, Inc.
5.375%	06/01/08	Ba1	201	199,807

				4,039,272

Cable — 0.3%
AT&T Broadband
9.455%	11/15/22	Baa2	115	146,239
Cox Communications, Inc.
6.75%	03/15/11	Baa3	1,195	1,253,620
7.875%	08/15/09	Baa3	1,160	1,213,612

SEE NOTES TO FINANCIAL STATEMENTS.

A20

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Cable (continued)
Insight Midwest Holdings LLC, Bank Loan(j)
6.753%	10/06/13	Ba2	$1,800	$1,724,999
Tele-Communications, Inc.
9.875%	06/15/22	Baa2	1,440	1,951,921
Time Warner Cable, Inc.
5.40%	07/02/12	Baa2	2,410	2,414,844

				8,705,235

Capital Goods — 0.4%
Caterpillar Financial Service Corp.
5.50%	03/15/16	A2	780	784,778
Caterpillar, Inc.
7.25%	09/15/09	A2	1,000	1,046,765
Erac USA Finance Co., 144A
5.80%	10/15/12	Baa2	460	456,352
6.375%	10/15/17	Baa2	1,198	1,157,403
7.00%	10/15/37	Baa2	470	426,868
7.35%	06/15/08	Baa2	2,450	2,470,910
FedEx Corp.
7.25%	02/15/11	Baa2	480	510,990
General Electric Co.
5.25%	12/06/17	Aaa	115	114,755
Honeywell International, Inc.
6.125%	11/01/11	A2	1,120	1,172,616
Sensata Technologies, Bank Loan(j)
6.93%	04/27/13	Ba3	1,393	1,320,298
United Technologies Corp.(e)
6.35%	03/01/11	A2	810	862,478
8.875%	11/15/19	A2	375	486,244

				10,810,457

Chemicals — 0.1%
Dow Chemical Co.
5.97%	01/15/09	A3	430	435,593
6.125%	02/01/11	A3	690	715,876
ICI Wilmington, Inc.
5.625%	12/01/13	Baa2	780	802,147
Lubrizol Corp.
4.625%	10/01/09	Baa3	1,090	1,094,637
Union Carbide Corp.
7.50%	06/01/25	Ba2	500	518,133

				3,566,386

Collateralized Mortgage Obligations — 0.7%
Bank of America Alternative Loan Trust,
Series 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	3,930	3,762,568
Bank of America Mortgage Securities, Inc.(g),
Series 2005-A, Class 2A1(g)
4.4612%	02/25/35	Aaa	1,272	1,258,769
Series 2005-B, Class 2A1
4.3819%	03/25/35	Aaa	1,191	1,181,409
Chase Mortgage Finance Corp.(g),
Series 2007-A1, Class 1A5
4.356%	02/25/37	Aaa	4,222	4,169,715
Countrywide Alternative Loan Trust,
Pass-Thru Certificates, Series 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	1,902	1,859,805

SEE NOTES TO FINANCIAL STATEMENTS.

A21

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)		Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Collateralized Mortgage Obligations (continued)
J.P. Morgan Chase Commercial Mortgage Securities Corp.(g),
Series 2007-A1, Class 4A1
4.071%	07/25/35	Aaa		$2,632	$2,613,069
Master Alternative Loans Trust,
Pass-Thru Certificates, Series 2004-4, Class 4A1
5.00%	04/25/19	Aaa		496	492,867
Structured Adjustable Rate Mortgage Loan(g),
Series 2004-1, Class 4A3
4.17%	02/25/34	Aaa		1,146	1,167,378
Washington Mutual Alternative Loan Trust,
Mortgage Pass-Thru Certificates, Series 2005-1, Class 3A
5.00%	03/25/20	AAA	(d)	1,118	1,091,784

					17,597,364

Commercial Mortgage Backed Securities — 4.6%
Bank of America Commercial Mortgage, Inc.,
Series 2003-2, Class A3(g)
4.873%	03/11/41	AAA	(d)	3,350	3,355,720
Series 2004-2, Class A4
4.153%	11/10/38	Aaa		3,680	3,618,124
Series 2004-3, Class A4
5.176%	06/10/39	Aaa		2,000	2,025,422
Series 2005-1, Class ASB(g)
4.85%	11/10/42	AAA	(d)	1,100	1,101,273
Series 2006-2 A4(g)
5.7401%	05/10/45	AAA	(d)	4,400	4,547,625
Series 2007-1, Class A4
5.451%	01/15/49	Aaa		3,500	3,517,117
Bear Stearns Commercial Mortgage Securities(g),
Series 2004-T16, Class A6
4.75%	02/13/46	AAA	(d)	3,500	3,444,704
Series 2005-T18, Class AAB
4.823%	02/13/42	Aaa		2,250	2,208,650
Series 2005-T20, Class AAB
5.1387%	10/12/42	Aaa		3,000	3,000,968
Commercial Mortgage Acceptance Corp.(g),
Series 1998-C2, Class F, 144A
5.44%	09/15/30	A-	(d)	890	925,291
Commercial Mortgage Pass-Thru Certificate,
Series 2004-LB2A, Class X2, I/O, 144A(g)
0.935%	03/10/39	AAA	(d)	15,294	309,065
Credit Suisse First Boston Mortgage Securities Corp.,
Series 2004-C4, Class A4
4.283%	10/15/39	Aaa		1,500	1,476,743
Credit Suisse Mortgage Capital Certificates,
Series 2006-C1, Class A4(g)
5.5546%	02/15/39	AAA	(d)	4,330	4,395,627
Series 2006-C5, Class A3
5.311%	12/15/39	Aaa		2,205	2,197,332
DLJ Commercial Mortgage Corp.,
Series 2000-CF1, Class A1B
7.62%	06/10/33	AAA	(d)	3,114	3,290,767
GE Commercial Mortgage Corp.,
Series 2004-C2, Class X2, I/O, 144A(g)
0.574%	03/10/40	Aaa		27,771	422,600

SEE NOTES TO FINANCIAL STATEMENTS.

A22

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)		Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Commercial Mortgage Backed Securities (continued)
GMAC Commercial Mortgage Securities, Inc.,
Series 2005-C1, Class A5
4.697%	05/10/43	AAA	(d)	$2,610	$2,490,726
Greenwich Capital Commercial Funding Corp.,
Series 2005-GG5, Class A5(g)
5.224%	04/10/37	Aaa		10,330	10,248,461
Series 2003-C1, Class A4
4.111%	07/05/35	Aaa		5,000	4,818,519
J.P. Morgan Chase Commercial Mortgage Securities Corp.,
Series 2000-C10, Class A2(g)
7.371%	08/15/32	Aaa		5,978	6,242,450
Series 2005-CB13, Class A4(g)
5.2948%	01/12/43	Aaa		2,800	2,799,294
Series 2005-LDP1, Class ASB(g)
4.853%	03/15/46	Aaa		4,000	3,955,742
Series 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa		6,380	6,245,589
Series 2005-LDP5, Class A4(g)
5.1793%	12/15/44	Aaa		3,630	3,614,869
Series 2006-CB16, Class ASB
5.523%	05/12/45	Aaa		2,000	2,023,250
Series 2006-LDP6, Class X2, I/O(g)
0.0772%	04/15/43	Aaa		156,383	730,105
Series 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa		2,000	2,006,315
Keycorp.(g),
Series 2000-C1, Class A2
7.727%	05/17/32	Aaa		10,027	10,519,384
LB-UBS Commercial Mortgage Trust,
Series 2003-C8, Class A3
4.83%	11/15/27	Aaa		2,720	2,725,225
Series 2004-C6, Class A5(g)
4.826%	08/15/29	AAA	(d)	5,000	4,992,277
Series 2005-C3, Class A5
4.739%	07/15/30	Aaa		695	666,435
Ser 2006-C6, AAB
5.341%	09/15/39	Aaa		2,380	2,388,398
Merrill Lynch Mortgage Trust,
Series 2004-Key 2, Class A3
4.615%	08/12/39	Aaa		1,900	1,882,012
Merrill Lynch/Countrywide Commercial Mortgage Trust(g),
Series 2006-2, Class A4
5.9095%	06/12/46	Aaa		2,210	2,306,585
Merrill Lynch/Countrywide Commerical Mortgage Trust,
Series 2007-5, Class A4
5.378%	08/12/48	Aaa		3,400	3,400,633
Morgan Stanley Capital I,
Series 2006-IQ11, Class A4(g)
5.773%	10/15/42	AAA	(d)	2,600	2,678,148
Series 2007-HQ11, Class AAB
5.444%	02/12/44	Aaa		4,400	4,418,695
Series 2007-T27, Class AAB(g)
5.651%	06/11/42	AAA	(d)	1,040	1,060,487

SEE NOTES TO FINANCIAL STATEMENTS.

A23

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Commercial Mortgage Backed Securities (continued)
Wachovia Bank Commercial Mortgage Trust,
Series 2002-C2, Class A4
4.98%	11/15/34	Aaa	$1,700	$1,706,316

				123,756,943

Consumer
Whirlpool Corp.
6.125%	06/15/11	Baa2	1,045	1,088,287

Electric — 1.0%
Appalachian Power Co.
4.40%	06/01/10	Baa2	790	784,137
Arizona Public Service Co.
6.25%	08/01/16	Baa2	170	172,989
6.375%	10/15/11	Baa2	1,250	1,293,248
Baltimore Gas & Electric Co.
6.35%	10/01/36	Baa2	530	525,644
Carolina Power & Light Co.
5.25%	12/15/15	A2	660	656,425
CenterPoint Energy Houston Electric LLC
5.70%	03/15/13	Baa2	1,070	1,080,231
6.95%	03/15/33	Baa2	300	327,973
Consolidated Edison, Inc.
5.375%	12/15/15	A1	820	816,883
Consumers Energy Co., First Mortgage Bonds, Series D
5.375%	04/15/13	Baa1	435	433,797
Dominion Resources, Inc.
5.125%	12/15/09	Baa2	1,255	1,266,759
Duke Energy Carolinas LLC
6.10%	06/01/37	A3	920	924,709
El Paso Electric Co.
6.00%	05/15/35	Baa2	845	789,986
Empresa Nacional de Electricidad S.A. (Chile)
8.50%	04/01/09	Baa3	1,350	1,411,263
8.625%	08/01/15	Baa3	1,160	1,338,218
Energy East Corp.
6.75%	09/15/33	Baa2	140	141,488
Exelon Corp.
4.90%	06/15/15	Baa1	195	183,557
Florida Power & Light Co.
5.95%	10/01/33	Aa3	380	384,375
Georgia Power Co., Series B
5.70%	06/01/17	A2	470	482,570
Indiana Michigan Power Co.
5.05%	11/15/14	Baa2	575	551,327
Midamerican Energy Holdings Co.
5.95%	05/15/37	Baa1	450	436,490
Nevada Power Co.
6.50%	05/15/18	Baa3	1,210	1,238,821
NiSource Finance Corp.
5.45%	09/15/20	Baa3	500	447,423
NRG Energy, Bank Loan(j)
6.48%	02/01/13	Ba1	439	418,563
6.58%	02/01/13	Ba1	951	906,577
NSTAR Electric Co.
4.875%	04/15/14	A1	730	712,258

SEE NOTES TO FINANCIAL STATEMENTS.

A24

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Electric (continued)
Oncor Electric Delivery Co.
6.375%	01/15/15	Ba1	$465	$476,101
7.00%	09/01/22	Ba1	545	564,589
Pacific Gas & Electric Co.
6.05%	03/01/34	A3	1,610	1,607,324
PPL Electric Utilities Corp.
6.25%	08/15/09	A3	1,900	1,946,179
Public Service Electric & Gas Co., M.T.N.
5.80%	05/01/37	A3	515	503,455
Southern California Edison Co.
4.65%	04/01/15	A2	610	586,222
Texas Competitive Electric Holdings Co. LLC, Bank Loan(j)
8.60%	10/10/14	Ba3	1,000	981,251
Virginia Electric and Power Co.
6.00%	05/15/37	Baa1	715	699,301
Xcel Energy, Inc.
3.40%	07/01/08	Baa1	785	777,978
5.613%	04/01/17	Baa1	263	259,789
6.50%	07/01/36	Baa1	445	441,460

				26,569,360

Energy – Integrated — 0.1%
Lukoil International Finance BV (Netherlands), 144A
6.356%	06/07/17	Baa2	530	501,751
Phillips Petroleum Co.
8.75%	05/25/10	A1	1,900	2,081,562
TNK-BP Finance SA (Luxembourg), 144A
7.50%	07/18/16	Baa2	1,365	1,322,344

				3,905,657

Energy – Other — 0.2%
Devon Energy Corp.
7.875%	09/30/31	Baa1	280	338,647
Halliburton Co.
5.50%	10/15/10	A2	200	205,590
Nexen, Inc. (Canada)
6.40%	05/15/37	Baa2	195	194,673
Pioneer Natural Resources Co.
6.875%	05/01/18	Ba1	1,450	1,402,187
Talisman Energy, Inc. (Canada)
6.25%	02/01/38	Baa2	160	155,929
Valero Energy Corp.
6.125%	06/15/17	Baa3	820	833,337
6.625%	06/15/37	Baa3	250	251,768
Weatherford International, Inc., 144A
6.35%	06/15/17	Baa1	895	925,122
Weatherford International, Inc. (Bermuda)
6.50%	08/01/36	Baa1	25	24,966
Woodside Finance Ltd. (Australia), 144A
5.00%	11/15/13	Baa1	1,660	1,653,942
XTO Energy, Inc.
6.25%	08/01/17	Baa2	565	592,752

				6,578,913

SEE NOTES TO FINANCIAL STATEMENTS.

A25

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Foods — 0.6%
Aramark Corp., Bank Loan(j)
7.036%	01/26/14	Ba3	$1,658	$1,574,688
7.036%	01/26/14	Ba3	119	112,544
Bunge Ltd. Finance Corp.
5.35%	04/15/14	Baa2	1,000	968,230
Cadbury Schweppes American Finance, Inc., 144A
3.875%	10/01/08	Baa2	1,050	1,043,639
Cargill, Inc., 144A
6.00%	11/27/17	A2	650	648,515
Coca-Cola Co. (The)
5.35%	11/15/17	Aa3	1,430	1,465,095
ConAgra Foods, Inc.
7.875%	09/15/10	Baa2	585	627,911
Delhaize Group (Belgium)
6.50%	06/15/17	Baa3	460	470,592
Diageo Capital PLC (United Kingdom)(b)
5.75%	10/23/17	A3	970	975,509
HJ Heinz Co., 144A
6.428%	12/01/08	Baa2	1,620	1,649,242
Kellogg Co.
6.60%	04/01/11	A3	1,285	1,361,664
Kraft Foods, Inc.
5.625%	11/01/11	Baa2	965	986,880
6.125%	02/01/18	Baa2	940	947,186
Kroger Co. (The)
6.75%	04/15/12	Baa2	215	228,212
6.80%(b)	04/01/11	Baa2	575	605,124
McDonald’s Corp.
5.80%	10/15/17	A3	690	714,411
Tricon Global Restaurants, Inc.
8.875%	04/15/11	Baa2	235	259,211
Tyson Foods, Inc.
6.85%	04/01/16	Ba1	785	805,532
Whitman Corp.
6.375%	05/01/09	Baa1	1,645	1,695,246

				17,139,431

Foreign Government Bonds — 0.2%
DP World Ltd., 144A
6.85%	07/02/37	A1	1,610	1,530,537
Gaz Capital for Gazprom (Luxembourg), 144A
7.288%	08/16/37	A3	1,200	1,211,160
Pemex Project Funding Master Trust
8.625%	12/01/23	Baa1	350	435,313
Petrobras International Finance Co. (PIFCO)
(Cayman Islands)
8.375%	12/10/18	Baa1	1,140	1,356,600
RSHB Capital SA for OJSC Russian
Agricultural Bank (Luxembourg), 144A
6.299%	05/15/17	A3	2,100	1,989,749

				6,523,359

Gaming
Harrah’s Operating Co., Inc.
5.50%	07/01/10	Baa3	970	902,100
Mandalay Resort Group
9.375%	02/15/10	B1	12	12,420

				914,520

SEE NOTES TO FINANCIAL STATEMENTS.

A26

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Healthcare & Pharmaceutical — 0.7%
Abbott Laboratories
5.875%	05/15/16	A1	$1,100	$1,149,004
AmerisourceBergen Corp., Series WI
5.625%	09/15/12	Ba1	915	927,940
AstraZeneca PLC (United Kingdom)
6.45%	09/15/37	A1	480	525,924
Baxter International, Inc.
5.196%	02/16/08	Baa1	1,085	1,084,768
Bristol-Myers Squibb Co.
5.875%	11/15/36	A2	265	263,337
Community Health Systems, Inc., Bank Loans(j)
7.493%	07/25/14	Ba3	81	78,051
7.493%	07/25/14	Ba3	1,615	1,551,920
Covidien International Finance SA (Luxembourg), 144A
6.00%	10/15/17	Baa1	1,100	1,138,207
Genentech, Inc.
4.75%	07/15/15	A1	270	265,694
HCA, Inc.
9.25%	11/15/16	B2	1,925	2,021,251
HCA, Inc., Bank Loan(j)
7.08%	11/17/13	Ba3	1,980	1,905,256
Health Management Associate Term B, Bank Loan(j)
6.62%	02/28/14	Ba3	1,201	1,118,194
Laboratory Corp. of America Holdings
5.625%	12/15/15	Baa3	560	551,140
Merck & Co., Inc.
5.75%	11/15/36	Aa3	65	64,632
5.95%	12/01/28	Aa3	205	209,787
Schering-Plough Corp.
5.55%	12/01/13	Baa1	695	703,186
6.00%	09/15/17	Baa1	1,050	1,087,833
6.55%(b)	09/15/37	Baa1	330	349,653
Teva Pharmaceutical Finance LLC (Israel)
6.15%	02/01/36	Baa2	115	114,202
Wyeth
5.50%	03/15/13	A3	915	941,098
5.50%	02/01/14	A3	210	213,290
5.95%	04/01/37	A3	1,645	1,649,364
6.45%	02/01/24	A3	60	63,650

				17,977,381

Healthcare Insurance — 0.3%
Aetna, Inc.
5.75%	06/15/11	A3	430	441,958
6.625%	06/15/36	A3	480	475,203
Cigna Corp.
6.15%	11/15/36	Baa2	640	593,802
Coventry Health Care, Inc.
6.125%	01/15/15	Ba1	2,200	2,207,662
UnitedHealth Group, Inc.
5.25%	03/15/11	A3	1,470	1,486,445
6.00%, 144A	06/15/17	A3	115	116,151
6.50%, 144A	06/15/37	A3	400	401,551
6.625%, 144A	11/15/37	A3	410	416,138

SEE NOTES TO FINANCIAL STATEMENTS.

A27

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Healthcare Insurance (continued)
WellPoint, Inc.
5.00%	12/15/14	Baa1	$1,085	$1,039,333
5.25%	01/15/16	Baa1	335	324,340
5.95%	12/15/34	Baa1	210	197,673

				7,700,256

Insurance — 0.3%
American International Group, Inc.
4.25%(c)	05/15/13	Aa2	1,355	1,288,970
5.05%	10/01/15	Aa2	125	120,716
5.85%, M.T.N.	01/16/18	Aa2	1,620	1,630,607
6.25%	03/15/37	Aa3	260	232,549
AXA SA (France)(c)
8.60%	12/15/30	A3	230	282,020
Berkshire Hathaway, Inc.(b)
4.75%	05/15/12	Aaa	425	430,328
Liberty Mutual Group, 144A
7.00%	03/15/34	Baa2	910	887,505
Lincoln National Corp.
6.30%	10/09/37	A3	476	462,867
Marsh & McLennan Cos., Inc.
5.15%	09/15/10	Baa2	335	334,626
MetLife, Inc.
5.70%	06/15/35	A2	1,185	1,082,084
6.125%	12/01/11	A2	435	451,079
6.375%	06/15/34	A2	85	83,941
St. Paul Travelers Cos., Inc.
6.75%	06/20/36	A3	740	772,238
W.R. Berkley Corp.
5.60%	05/15/15	Baa2	705	682,853
6.15%	08/15/19	Baa2	575	556,457
XL Capital Ltd. (Cayman Islands)
5.25%	09/15/14	A3	110	106,967

				9,405,807

Lodging
Starwood Hotels & Resorts Worldwide, Inc.
6.25%	02/15/13	Baa3	370	370,225

Media & Entertainment — 0.3%
Chancellor Media Corp.
8.00%	11/01/08	Baa3	745	770,023
Idearc, Inc. Bank Loan(j)
6.83%	11/17/14	Ba2	1,485	1,412,776
News America Holdings, Inc.
7.625%	11/30/28	Baa2	1,360	1,507,087
Time Warner, Inc.
6.75%	04/15/11	Baa2	725	755,114
7.25%	10/15/17	Baa2	745	796,892
9.15%	02/01/23	Baa2	625	764,664
Viacom, Inc.
6.875%	04/30/36	Baa3	865	867,358

				6,873,914

Metals — 0.1%
Alcan, Inc. (Canada)
4.50%	05/15/13	A3	255	248,968
5.00%	06/01/15	A3	755	731,387

SEE NOTES TO FINANCIAL STATEMENTS.

A28

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Metals (continued)
Alcoa, Inc.
5.90%	02/01/27	Baa1	$110	$103,868
Peabody Energy Corp.
7.375%	11/01/16	Ba1	1,150	1,178,750
Southern Copper Corp.
7.50%	07/27/35	Baa2	120	127,093
United States Steel Corp.
5.65%	06/01/13	Baa3	540	523,083

				2,913,149

Non Captive Finance — 0.3%
Capital One Bank
6.50%	06/13/13	A3	10	9,809
Capital One Financial Corp., M.T.N.
5.70%	09/15/11	A3	570	550,655
CIT Group, Inc.
4.25%	02/01/10	A2	480	461,835
Countrywide Financial Corp., M.T.N.
5.80%	06/07/12	Baa3	1,160	847,379
General Electric Capital Corp., M.T.N.
5.55%	05/04/20	Aaa	1,875	1,928,204
5.625%	09/15/17	Aaa	205	210,325
GMAC LLC(g)
6.1188%	05/15/09	Ba3	640	596,086
Household Finance Corp.
4.75%	05/15/09	Aa3	370	368,771
HSBC Finance Corp.
5.70%	06/01/11	Aa3	585	588,257
International Lease Finance Corp.
3.50%	04/01/09	A1	750	737,172
Residential Capital LLC
7.50%	02/22/11	Ba3	240	149,400
7.875%	06/30/10	Ba3	610	390,400
8.00%	04/17/13	Ba3	910	559,650

				7,397,943

Paper
Plum Creek Timberlands LP
5.875%	11/15/15	Baa3	515	507,771

Pipelines & Other — 0.3%
Atmos Energy Corp.
4.00%	10/15/09	Baa3	1,815	1,788,421
Duke Energy Field Services Corp.
7.875%	08/16/10	Baa2	1,830	1,963,058
Enterprise GP Holdings LP, Bank Loan(j)
7.161%	11/08/14	Ba2	1,000	994,375
Enterprise Products Operating LP
4.625%	10/15/09	Baa3	710	708,883
6.875%	03/01/33	Baa3	140	146,266
Kinder Morgan, Inc., Bank Loan(j)
6.35%	05/30/14	Ba2	1,161	1,152,295
Oneok, Inc.
5.51%	02/16/08	Baa2	1,630	1,628,995
Oneok Partners LP
6.65%	10/01/36	Baa2	455	460,087
Sempra Energy
6.00%	02/01/13	Baa1	80	82,643

SEE NOTES TO FINANCIAL STATEMENTS.

A29

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Pipelines & Other (continued)
Spectra Energy Capital LLC
6.25%	02/15/13	Baa1	$205	$212,518

				9,137,541

Railroads — 0.2%
Burlington Northern Santa Fe Corp.
6.70%	08/01/28	Baa1	735	765,131
CSX Corp.
6.15%	05/01/37	Baa3	690	644,820
6.25%	03/15/18	Baa3	375	376,915
Norfolk Southern Corp.
5.59%	05/17/25	Baa1	630	583,748
7.80%	05/15/27	Baa1	24	28,604
Union Pacific Corp.
3.625%	06/01/10	Baa2	1,395	1,354,751
6.625%	02/01/08	Baa2	1,755	1,756,407
6.65%	01/15/11	Baa2	760	790,084

				6,300,460

Real Estate Investments Trusts — 0.2%
Brandywine Operating Partnership LP
5.75%	04/01/12	Baa3	1,405	1,390,826
Mack-Cali Realty Corp.
7.25%	03/15/09	Baa2	1,595	1,637,920
Post Apartment Homes LP
5.45%	06/01/12	Baa3	545	553,452
6.30%	06/01/13	Baa3	650	682,166
Simon Property Group LP
5.75%	05/01/12	A3	1,625	1,634,721

				5,899,085

Retailers — 0.2%
CVS Caremark Corp.
5.75%	08/15/11	Baa2	1,240	1,270,179
5.75%	06/01/17	Baa2	1,580	1,590,169
Federated Retail Holdings, Inc.
5.35%	03/15/12	Baa2	815	794,051
5.90%	12/01/16	Baa2	100	94,180
Home Depot, Inc.
5.875%	12/16/36	Baa1	315	265,829
May Department Stores Co.
6.65%	07/15/24	Baa2	60	55,424
Wal-Mart Stores, Inc.
5.25%	09/01/35	Aa2	235	208,448

				4,278,280

Sovereign — 0.2%
United Mexican States (Mexico)
5.875%, M.T.N.	01/15/14	Baa1	4,050	4,212,000
7.50%	01/14/12	Baa1	1,630	1,789,740

				6,001,740

Structured Notes — 0.1%
CDX North America High Yield,
Series 9-T1, 144A(b)
8.75%	12/29/12	B3	2,200	2,169,750

SEE NOTES TO FINANCIAL STATEMENTS.

A30

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Technology — 0.3%
Electronic Data Systems Corp.
7.45%	10/15/29	Ba1	$120	$123,121
First Data Corp., Bank Loans(j)
7.981%	09/24/14	Ba3	1,497	1,424,072
7.981%	09/24/14	Ba3	1,096	1,039,314
Fiserv, Inc.
6.125%	11/20/12	Baa2	960	977,087
Flextronics International Ltd. (Singapore), Bank Loans(j)
7.234%	10/01/14	Ba1	223	217,090
7.474%	10/01/14	Ba1	777	755,588
Freescale Semiconductor, Inc.
8.875%	12/15/14	B2	550	490,875
International Business Machines Corp.
5.70%	09/14/17	A1	500	516,881
Intuit, Inc.
5.40%	03/15/12	Baa2	575	584,000
Jabil Circuit, Inc.
5.875%	07/15/10	Ba1	1,800	1,821,493
Metavante Corp., Bank Loan(j)
6.644%	11/01/14	Ba2	1,000	971,875
Motorola, Inc.
8.00%	11/01/11	Baa1	128	137,979

				9,059,375

Telecommunications — 0.9%
America Movil SA de CV (Mexico)
6.375%	03/01/35	A3	630	622,957
AT&T Corp.
8.00%	11/15/31	A2	1,930	2,370,181
AT&T Wireless Services, Inc.
8.125%	05/01/12	A2	800	889,535
8.75%	03/01/31	A3	1,235	1,600,539
BellSouth Corp.
4.20%	09/15/09	A2	1,365	1,356,874
British Telecommunications PLC (United Kingdom)
9.125%	12/15/30	Baa1	1,415	1,872,929
Cingular Wireless LLC
7.125%	12/15/31	A3	535	590,443
Deutsche Telekom International Finance BV (Netherlands)(c)
8.25%	06/15/30	A3	345	430,474
Embarq Corp.
7.082%	06/01/16	Baa3	350	360,633
7.995%	06/01/36	Baa3	1,645	1,733,560
France Telecom SA (France)
8.50%	03/01/31	A3	360	466,797
Nextel Communications, Inc.(b)
5.95%	03/15/14	Baa3	1,475	1,386,454
PCCW HKT Capital Ltd., 144A
8.00%	11/15/11	Baa2	2,275	2,500,261
Qwest Corp.
8.875%	03/15/12	Ba1	2,000	2,140,000
Royal KPN NV (Netherlands)
8.00%	10/01/10	Baa2	645	691,741
SBC Communications, Inc.
4.125%	09/15/09	A2	1,335	1,326,511
5.30%	11/15/10	A2	1,180	1,200,971

SEE NOTES TO FINANCIAL STATEMENTS.

A31

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Telecommunications (continued)
Telecom Italia Finance (Luxembourg)
5.25%	11/15/13	Baa2	$170	$168,016
Telefonica Emisiones SAU (Spain)
7.045%	06/20/36	Baa1	210	234,735
TELUS Corp. (Cananda)
8.00%	06/01/11	Baa1	1,500	1,625,204
US Cellular Corp.
6.70%	12/15/33	Baa3	600	551,050
Verizon Communications, Inc.
6.25%	04/01/37	A3	105	107,676
Vodafone Group PLC (United Kingdom)
6.15%(b)	02/27/37	Baa1	435	429,615
7.75%	02/15/10	Baa1	950	1,002,145

				25,659,301

Tobacco — 0.1%
Altria Group, Inc.
7.65%	07/01/08	Baa1	765	777,294
Reynolds American, Inc.
6.75%	06/15/17	Ba1	910	926,856
7.25%	06/15/37	Ba1	410	414,379

				2,118,529

Mortgage Backed Securities — 15.2%
Federal Home Loan Mortgage Corp.
4.50%	02/01/19-07/01/20		7,511	7,382,884
5.00%	07/01/18-05/01/34		13,494	13,414,484
5.238%(g)	12/01/35		3,684	3,690,578
5.50%	12/01/33-07/01/34		11,169	11,160,929
5.50%	TBA 30 YR		36,500	36,420,138
6.00%	03/01/32-12/01/33		3,338	3,403,360
6.00%	TBA 30 YR		21,000	21,308,448
6.50%	12/01/14-09/01/16		602	620,866
7.00%	05/01/31-09/01/33		5,514	5,786,366
Federal National Mortgage Association
4.00%	06/01/19		2,614	2,507,239
4.366%(g)	11/01/35		4,193	4,181,711
4.50%	11/01/18-01/01/35		17,001	16,519,238
4.96%(g)	07/01/33		1,287	1,293,772
5.00%	10/01/18-02/01/36		8,059	7,965,996
5.00%	TBA 30 YR		55,500	54,147,187
5.50%	03/01/16-04/01/37		63,903	63,981,858
5.50%	TBA 15 YR		9,500	9,621,714
5.50%	TBA 30 YR		38,000	37,952,500
5.914%(g)	06/01/37		6,999	7,126,217
5.977%(g)	07/01/37		5,353	5,440,929
6.00%	04/01/13-09/01/36		32,754	33,346,862
6.00%	TBA 30 YR		11,500	11,676,088
6.50%	07/01/17-01/01/37		12,560	12,938,031
7.00%	08/01/11-07/01/32		1,252	1,316,796
7.50%	05/01/12-05/01/32		973	1,024,927
Government National Mortgage Association
5.50%	08/15/33-04/15/36		15,862	15,982,633
6.00%	11/15/23-07/15/37		6,679	6,838,139
6.00%	TBA 30 YR		8,000	8,190,000
6.50%	10/15/23-09/15/36		7,102	7,364,536
7.00%	09/15/31		166	176,128
8.00%	01/15/24-04/15/25		195	210,384

				412,990,938

SEE NOTES TO FINANCIAL STATEMENTS.

A32

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
U.S. Government Agency Obligations — 1.9%
Federal Farm Credit Bank
4.75%	05/07/10	$280	$287,206
4.875%	01/17/17	845	866,862
Federal Home Loan Bank
3.625%	12/17/10	215	215,028
4.375%	10/03/08	7,925	7,921,743
4.50%	10/09/09	4,715	4,787,785
4.75%	06/11/08-04/24/09	11,175	11,227,467
5.00%	10/16/09	10,270	10,332,493
Federal Home Loan Mortgage Corp.
4.75%	01/18/11	180	185,774
5.125%(b)	11/17/17	8,210	8,566,651
5.25%	07/18/11	3,100	3,257,709
Federal National Mortgage Association
5.00%	03/15/16	2,485	2,596,835
6.125%	03/15/12	1,220	1,325,454
Tennessee Valley Authority,
Series B 5.88%	04/01/36	85	97,632

			51,668,639

U.S. Treasury Securities — 2.9%
United States Treasury Bonds
4.75%(b)	02/15/37	10,616	11,110,303
6.625%	02/15/27	1,015	1,288,178
7.875%(b)	02/15/21	1,900	2,555,500
8.125%(b)(c)	05/15/21-08/15/21	2,395	3,292,105
8.875%(b)	08/15/17	3,350	4,609,392
United States Treasury Inflation Index
0.875%(b)	04/15/10	1,764	1,758,569
1.625%	01/15/15	1,209	1,213,841
1.875%	07/15/13-07/15/15	2,355	2,415,065
2.00%(b)	01/15/14-01/15/26	5,691	5,795,365
2.375%	04/15/11-01/15/27	3,473	3,646,670
2.50%	07/15/16	1,024	1,092,176
2.625%	07/15/17	454	489,442
3.00%	07/15/12	1,389	1,503,869
3.375%	01/15/12-04/15/32	730	858,493
3.50%	01/15/11	732	787,499
3.625%	04/15/28	1,072	1,358,241
3.875%	01/15/09-04/15/29	2,201	2,629,674
4.25%	01/15/10	745	795,004
United States Treasury Notes
3.375%	09/15/09	420	422,198
4.25%	11/15/17	605	615,540
4.75%	02/15/10	3,220	3,331,190
4.875%(b)	08/15/16	11,770	12,533,215
United States Treasury Strips
Zero	02/15/19-11/15/21	27,610	15,497,639

			79,599,168

TOTAL LONG-TERM BONDS (cost $976,561,516)			977,581,010

TOTAL LONG-TERM INVESTMENTS (cost $1,933,442,770)			2,377,542,177

SEE NOTES TO FINANCIAL STATEMENTS.

A33

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Description	Maturity Date	Principal Amount (000)	Value (Note 2)

SHORT-TERM INVESTMENTS — 27.7%
U.S. Treasury Security — 0.3%
United States Treasury Bills(c)(f) (cost $7,054,793)
2.90%	03/20/08	$7,100	$7,051,542

		Shares
Affiliated Mutual Funds — 27.4%
Dryden Core Investment Fund — Dryden Short-Term Bond Series(i) (cost $154,777,278)		15,510,033	146,414,713
Dryden Core Investment Fund — Taxable Money Market Series (cost $600,361,400; includes $241,495,833 of cash collateral received for securities on loan)(h)(i)		600,361,400	600,361,400

TOTAL AFFILIATED MUTUAL FUNDS (cost $755,138,678)			746,776,113

TOTAL SHORT-TERM INVESTMENTS (cost $762,193,471)			753,827,655

TOTAL INVESTMENTS — 115.0% (cost $2,695,636,241)			3,131,369,832

LIABILITIES IN EXCESS OF OTHER ASSETS(k) — (15.0%)			(409,517,752)

TOTAL NET ASSETS — 100.0%			$2,721,852,080

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
I/O	Interest Only
M.T.N.	Medium Term Note
TBA	To Be Announced

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $232,883,257; cash collateral of $241,495,833 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Security segregated as collateral for futures contracts.

(d)	Standard & Poor’s rating.

(e)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Indicates a variable rate security.

(h)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(i)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund—Taxable Money Market Series and Dryden Core Investment Fund – Short-Term Bond Series.

(j)	Indicates a security that has been deemed illiquid.

(k)	Liabilities in excess of other assets include unrealized appreciation (depreciation) on financial futures, interest rate swaps and credit default swaps as follows:

Open futures contracts outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation/ (Depreciation)
Long Positions:
15	U.S. Treasury 2 Yr. Notes	Mar. 2008	$3,143,846	$3,153,750	$9,904
969	U.S. Treasury 5 Yr. Notes	Mar. 2008	106,705,711	106,862,531	156,820
225	U.S. Treasury 10 Yr. Notes	Mar. 2008	25,467,997	25,512,891	44,894
150	U.S. Treasury 30 Yr. Bond	Mar. 2008	17,417,169	17,456,250	39,081
300	S&P 500 Index	Mar. 2008	111,610,571	110,790,000	(820,571)

					$(569,872)

SEE NOTES TO FINANCIAL STATEMENTS.

A34

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	08/14/2012	6,486	5.20857%	3 month LIBOR	$372,723
Morgan Stanley Capital Services, Inc.(a)	09/12/2012	3,510	4.7357%	3 month LIBOR	125,760
Morgan Stanley Capital Services, Inc.(a)	09/25/2012	3,550	4.94079%	3 month LIBOR	161,785
Morgan Stanley Capital Services, Inc.(a)	10/23/2012	4,680	4.7945%	3 month LIBOR	123,012
Morgan Stanley Capital Services, Inc.(a)	12/07/2012	3,250	4.15033%	3 month LIBOR	2,563
Morgan Stanley Capital Services, Inc.(a)	12/13/2012	3,500	4.34666%	3 month LIBOR	30,891
Merrill Lynch Capital Services, Inc.(b)	12/14/2012	4,930	4.35284%	3 month LIBOR	(47,467)
Morgan Stanley Capital Services, Inc.(b)	12/11/2037	1,650	5.08438%	3 month LIBOR	(19,881)
Merrill Lynch Capital Services, Inc.(b)	12/11/2037	4,075	5.08938%	3 month LIBOR	(62,994)

					$686,392

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank(a)	06/20/2012	3,500	0.30%	PPG Industries, Inc., 7.05%, 08/15/09	$1,425
JPMorgan Chase Bank(a)	09/20/2012	2,190	1.52%	Residential Capital LLC, 6.50%, 04/17/13	1,031,268
Citibank NA(a)	09/20/2012	3,200	0.32%	Altria Group, Inc., 7.00%, 11/04/13	(1,398)
Morgan Stanley Capital Services, Inc.(a)	09/20/2012	2,600	0.45%	Sara Lee Corp., 6.125%, 11/01/32	(15,867)
Barclays Bank PLC(a)	09/20/2012	2,800	0.595%	Fortune Brands, Inc., 6.25%, 04/01/08	25,934
JPMorgan Chase Bank(a)	06/20/2014	1,110	0.65%	Bunge Ltd. Finance Corp., 5.35%, 04/15/14	(767)
Credit Suisse International(a)	09/20/2017	2,750	0.99%	Gannett Co., Inc., 6.375%, 04/01/12	19,987
Citibank NA(a)	03/25/2035	1,000	3.00%	Centex Home Equity, 6.215%, 03/25/35	(1,250)
Citibank NA(a)	03/25/2035	1,000	3.00%	Morgan Stanley ABS Capital I, 6.765%, 01/25/35	(1,500)
Barclays Bank PLC(a)	09/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, 7.02%, 09/25/35	460,932
Merrill Lynch Capital Services, Inc.(b)	03/25/2036	1,000	3.72%	AmeriQuest Mortgage Securities, Inc., 7.82%, 03/25/36	744,827
Merrill Lynch Capital Services, Inc.(a)	03/25/2036	1,000	9.00%	AmeriQuest Mortgage Securities Inc., 7.82%, 03/25/36	(654,500)

					$1,609,091

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

A35

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Mutual Funds (including 8.9% of collateral received for securities on loan)	27.4%
Mortgage Backed Securities	15.2
Oil, Gas & Consumable Fuels	5.1
Commercial Mortgage Backed Securities	4.6
U.S. Treasury Securities	3.2
Pharmaceuticals	3.1
Commercial Banks	2.5
Insurance	2.5
Diversified Financial Services	2.1
Computers & Peripherals	2.0
U.S. Government Agency Obligations	1.9
Capital Markets	1.7
Diversified Telecommunication Services	1.7
Industrial Conglomerates	1.7
Software	1.7
Aerospace & Defense	1.5
Communications Equipment	1.3
Media	1.3
Asset Backed Securities	1.2
Electric Utilities	1.2
Energy Equipment & Services	1.2
Food & Staples Retailing	1.2
Semiconductors & Semiconductor Equipment	1.2
Beverages	1.1
Chemicals	1.1
Healthcare Providers & Services	1.1
Household Products	1.1
Electric	1.0
Machinery	1.0
Food Products	0.9
Metals & Mining	0.9
Telecommunications	0.9
Healthcare Equipment & Supplies	0.8
Internet Software & Services	0.8
Tobacco	0.8
Banking	0.7
Collateralized Mortgage Obligations	0.7
Healthcare & Pharmaceutical	0.7
Real Estate Investment Trust	0.7
Specialty Retail	0.7
Brokerage	0.6
Foods	0.6
Hotels, Restaurants & Leisure	0.6
Multi-Utilities	0.6
Biotechnology	0.5
Air Freight & Logistics	0.4
Automobiles	0.4
Capital Goods	0.4
Consumer Finance	0.4
Electrical Equipment	0.4
IT Services	0.4
Multiline Retail	0.4
Wireless Telecommunication Services	0.4
Airlines	0.3
Cable	0.3
Healthcare Insurance	0.3
Household Durables	0.3
Media & Entertainment	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A36

CONSERVATIVE BALANCED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Non Captive Finance	0.3%
Pipelines & Other	0.3
Road & Rail	0.3
Technology	0.3
Thrifts & Mortgage Finance	0.3
Auto Components	0.2
Building Materials & Construction	0.2
Building Products	0.2
Commercial Services & Supplies	0.2
Electronic Equipment & Instruments	0.2
Energy – Other	0.2
Foreign Government Bonds	0.2
Internet & Catalog Retail	0.2
Life Sciences Tools & Services	0.2
Railroads	0.2
Retailers	0.2
Sovereign	0.2
Textiles, Apparel & Luxury Goods	0.2
Trading Companies & Distributors	0.2
Automotive	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Energy – Integrated	0.1
Gas Utilities	0.1
Independent Power Producers & Energy Traders	0.1
Leisure Equipment & Products	0.1
Marine	0.1
Metals	0.1
Office Electronics	0.1
Paper & Forest Products	0.1
Personal Products	0.1
Real Estate Management & Development	0.1
Structured Notes	0.1

115.0
Liabilities in excess of other assets	(15.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A37

CONSERVATIVE BALANCED PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $232,883,257:
Unaffiliated investments (cost $1,940,497,563)	$2,384,593,719
Affiliated investments (cost $755,138,678)	746,776,113
Cash	165,829
Foreign currency, at value (cost $21,242)	21,464
Receivable for investments sold	49,039,288
Dividends and interest receivable	9,905,825
Unrealized appreciation on swaps	3,101,107
Premium for swaps purchased	590,000
Receivable for Series shares sold	312,337
Foreign tax reclaim receivable	212,268
Prepaid expenses	30,257

Total Assets	3,194,748,207

LIABILITIES
Collateral for securities on loan	241,495,833
Payable for investments purchased	228,417,844
Management fee payable	1,273,758
Unrealized depreciation on swaps	805,624
Accrued expenses and other liabilities	361,753
Payable for Series shares repurchased	326,852
Due to broker—variation margin	121,465
Payable to custodian	92,369
Transfer agent fee payable	629

Total Liabilities	472,896,127

NET ASSETS	$2,721,852,080

Net assets were comprised of:
Paid-in capital	$2,241,152,474
Retained earnings	480,699,606

Net assets, December 31, 2007	$2,721,852,080

Net asset value and redemption price per share, $2,721,852,080 / 163,109,835 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$16.69

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$39,962,768
Unaffiliated dividend income (net of foreign withholding taxes of $645,661)	31,503,942
Affiliated dividend income	26,021,881
Affiliated income from securities loaned, net	537,541

98,026,132

EXPENSES
Management fee	15,239,010
Custodian’s fees and expenses	474,000
Shareholders’ reports	290,000
Insurance expenses	60,000
Trustees’ fees	46,000
Audit fee	24,000
Interest expense	20,128
Legal fees and expenses	15,000
Commitment fee on syndicated credit agreement	9,000
Transfer agent’s fee and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Miscellaneous	34,279

Total expenses	16,214,417

NET INVESTMENT INCOME	81,811,715

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	73,478,627
Short sale transactions	(86,484)
Futures transactions	10,360,031
Swap agreement transactions	7,452,989
Options written transactions	(75,988)
Foreign currency transactions	(10,876)

91,118,299

Net change in unrealized appreciation (depreciation) on:
Investments	(11,397,618)
Futures	286,234
Swaps	2,317,152
Foreign currencies	9,039

(8,785,193)

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	82,333,106

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$164,144,821

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$81,811,715	$80,839,902
Net realized gain (loss) on investment, swap agreement and foreign currency transactions	91,118,299	(105,478,541)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(8,785,193)	295,289,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	164,144,821	270,650,872

DISTRIBUTIONS	(80,805,076)	(75,726,414)
SERIES SHARE TRANSACTIONS:
Series shares sold [894,544 and 1,557,565 shares, respectively]	14,946,386	23,668,066
Series shares issued in reinvestment of distributions [4,870,710 and 5,014,994 shares, respectively]	80,805,076	75,726,414
Series shares repurchased [13,534,553 and 17,938,730 shares, respectively]	(227,819,116)	(273,531,887)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(132,067,654)	(174,137,407)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(48,727,909)	20,787,051
NET ASSETS:
Beginning of year	2,770,579,989	2,749,792,938

End of year	$2,721,852,080	$2,770,579,989

SEE NOTES TO FINANCIAL STATEMENTS.

A38

DIVERSIFIED BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.4% LONG-TERM BONDS — 91.8%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Airlines — 1.4%
American Airlines, Inc., Pass-Thru Certificates, Series 2001-1(a)	Ba1	6.817%	05/23/11		$2,750	$2,664,062
Continental Airlines, Inc., Pass-Thru Certificates, Series 2000-1, Class A-1	Ba1	7.373%	12/15/15		1,134	1,091,384
Continental Airlines, Inc., Pass-Thru Certificates, Series A(a)	Baa1	5.983%	04/19/22		1,850	1,728,992
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa2	6.703%	06/15/21		3	3,179
Continental Airlines, Inc., Series 2000-1, Class A-1	Baa2	7.487%	10/02/10		7,954	8,033,539
Delta Air Lines, Inc., Pass-Thru Certificates, 144A(a)	Baa1	6.821%	08/10/22		1,855	1,753,161
United Airlines, Inc., Pass-Thru Certificates, Series 2007-1, Class A	Baa2	6.636%	07/02/22		1,300	1,220,700

						16,495,017

Asset-Backed Securities — 3.6%
American Express Credit Account Master Trust, Series 2004-C, Class C, 144A(g)	Baa1	5.527%	02/15/12		634	634,273
AmeriQuest Mortgage Securities, Inc., Series 2001-2, Class M3(g)	Baa2	7.79%	10/25/31		725	599,817
AmeriQuest Mortgage Securities, Inc., Series 2003-AR3, Class M6(g)(h)	Baa3	7.835%	10/25/33		1,600	352,630
Amortizing Residential Collateral Trust, Series 2002-BC7, Class M2(g)	BB(f)	6.215%	10/25/32		148	80,153
Bank of America Credit Card Trust, Series 2006-C5, Class C5(g)	Baa2	5.428%	01/15/16		5,750	5,324,980
Bank One Issuance Trust, Series 2003-C1, Class C1	Baa2	4.54%	09/15/10		2,980	2,979,791
CDC Mortgage Capital Trust, Series 2002-HE3, Class M2(g)	Ba3	8.24%	03/25/33		370	100,247
Centex Home Equity, Asset-Backed Certificates, Series 2005-A, Class M4(g)	A1	5.665%	01/25/35		2,400	2,048,274
Citibank Credit Card Issuance Trust, Series 2003-C4, Class C-4	Baa2	5.00%	06/10/15		6,500	6,113,335
Citigroup Mortgage Loan Trust, Inc., Series 2004-RES1, Class M3(g)	Aa3	5.585%	11/25/34		1,240	1,061,877
Countrywide Asset-Backed Certificates, Series 2002-BC3, Class M2(g)	Baa1	6.59%	05/25/32		1,907	1,162,292
Countrywide Asset-Backed Certificates, Series 2004-12, Class MV3(g)	Aa3	5.525%	03/25/35		2,670	2,487,389
CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class M2(g)	Baa3	7.115%	08/25/32		201	79,363
Equity One ABS, Inc., Series 2004-3, Class M1	Aa2	5.70%	07/25/34		2,100	1,929,980
First Franklin Mortgage Loan Asset-Backed Certificates, Series 2005-FF6, Class M2(g)	Aa2	5.305%	05/25/36		2,575	2,343,883
Ford Credit Auto Owner Trust, Series 2006-B, Class C	Baa1	5.68%	06/15/12		2,100	2,087,853
Fremont Home Loan Trust, Series 2003-B, Class M1(g)	Aa1	5.565%	12/25/33		499	473,699
IXIS Real Estate Capital Trust, Series 2006-HE1, Class A4(g)	Aaa	5.165%	03/25/36		3,200	2,902,881
Morgan Stanley ABS Capital I, Series 2002-NC6, Class M2(g)	A2	8.015%	11/25/32		174	47,442
Morgan Stanley ABS Capital I, Series 2003-HE1, Class M1(g)	Aa2	5.665%	05/25/33		2,187	1,968,607
New Century Home Equity Loan Trust, Series 2004-4, Class M1(g)	Aa1	5.375%	02/25/35		3,680	3,316,011
Residential Asset Mortgage Products, Inc., Series 2004-RS12, Class MII2(g)(h)	Aa3	5.665%	12/25/34		2,100	1,815,789
Saxon Asset Securities Trust, Series 2002-3, Class M1(g)	Aaa	5.615%	12/25/32		1,469	1,428,948
Securitized Asset Backed Receivables LLC Trust, Series 2006-FR1, Class M1(g)	Aa2	5.265%	11/25/35		2,000	1,444,655
Structured Asset Securities Corp., Series 2002-HF2, Class M3(g)(h)	BBB(f)	6.865%	07/25/32		1,345	535,531

						43,319,700

Automotive — 0.3%
Ford Motor Credit Co.	B1	6.625%	06/16/08		3,500	3,449,005

Banking — 3.3%
Alfa MTN Markets Ltd. for ABH Financial Ltd. (Cypress), 144A	Ba1	8.20%	06/25/12		2,000	1,870,000
Banco ABN Amro Real SA (Cayman Islands), 144A	NR	16.20%	02/22/10	B	RL4,000	2,410,112
Chuo Mitsui Trust & Banking Co. Ltd. (Japan), 144A(g)	A2	5.506%	12/29/49		3,050	2,804,445
Depfa ACS Bank (Ireland), 144A	Aaa	5.125%	03/16/37		3,065	3,029,517
Dresdner Kleinwort Wasserstein for CJSC (The) (Ukraine)	Ba2	7.75%	09/23/09		1,400	1,417,080
HSBK Europe BV (Netherlands), 144A	Baa3	7.25%	05/03/17		2,230	1,940,100
ICICI Bank Ltd. (India), 144A(a)(g)	Baa2	7.25%	12/31/49		2,380	2,154,014
ICICI Bank Ltd. (Singapore), 144A	Baa2	5.75%	11/16/10		2,500	2,479,998

SEE NOTES TO FINANCIAL STATEMENTS.

A39

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Banking (continued)
Kazkommerts International BV (Netherlands), 144A	Ba1	7.875%	04/07/14	2,610	$2,225,025
Kazkommerts International BV (Netherlands), 144A	Ba1	8.00%	11/03/15	1,360	1,114,928
KBC Bank Funding Trust III, 144A(g)	A1	9.86%	11/29/49	5,000	5,371,560
Krung Thai Bank PCL (Thailand)(g)	Baa3	7.378%	12/31/49	1,590	1,489,520
Northern Rock PLC (United Kingdom), 144A(a)(g)(h)	B3	6.594%	12/31/49	920	570,400
Resona Bank Ltd., 144A(a)(g)	A2	5.85%	09/29/49	2,900	2,695,991
Russian Standard Finance Bank SA, 144A	Ba2	7.50%	10/07/10	3,000	2,685,000
Sumitomo Mitsui Banking Corp. (Japan), 144A(a)(g)	Aa3	5.625%	07/29/49	6,380	5,957,247

					40,214,937

Brokerage — 1.1%
Goldman Sachs Group, Inc.(a)	A1	6.45%	05/01/36	1,975	1,855,499
Goldman Sachs Group, Inc.	A1	6.75%	10/01/37	2,380	2,331,872
Lehman Brothers Holdings, Inc.	A2	6.50%	07/19/17	1,210	1,224,347
Merrill Lynch & Co., Inc.	A2	6.11%	01/29/37	2,200	1,943,018
Merrill Lynch & Co., Inc., MTN(a)	A1	6.05%	08/15/12	1,500	1,528,793
Morgan Stanley, MTN	Aa3	5.45%	01/09/17	4,435	4,302,264

					13,185,793

Building Materials & Construction — 0.8%
American Standard, Inc.	Baa3	7.625%	02/15/10	3,800	3,990,251
Centex Corp.(a)	Ba1	6.50%	05/01/16	320	284,408
RPM International, Inc.	Baa3	4.45%	10/15/09	5,150	5,100,740
Ryland Group, Inc.	Ba1	5.375%	06/01/08	606	602,404

					9,977,803

Cable — 0.4%
AT&T Broadband	Baa2	9.455%	11/15/22	1,065	1,354,300
TCI Communications, Inc.	Baa2	7.875%	02/15/26	750	847,540
Time Warner Cable, Inc.	Baa2	5.40%	07/02/12	1,545	1,548,105
Time Warner Cable, Inc.	Baa2	5.85%	05/01/17	975	977,406

					4,727,351

Capital Goods — 0.8%
Honeywell International, Inc.	A2	5.70%	03/15/37	370	365,299
Rockwell International Co.	A2	5.20%	01/15/98	6,500	5,236,185
United Technologies Corp.(a)	A2	6.05%	06/01/36	2,055	2,114,361
Waste Management, Inc.	Baa3	7.65%	03/15/11	2,100	2,301,594

					10,017,439

Chemicals — 1.5%
Huntsman International LLC	Ba1	11.625%	10/15/10	2,100	2,226,000
ICI Wilmington, Inc.	Baa2	4.375%	12/01/08	2,040	2,037,191
Lubrizol Corp.	Baa3	4.625%	10/01/09	5,600	5,623,822
Lubrizol Corp.	Baa3	5.875%	12/01/08	550	552,702
Potash Corp. of Saskatchewan (Canada)	Baa1	5.875%	12/01/36	4,545	4,197,489
Union Carbide Chemical & Plastics Co.	Ba2	7.875%	04/01/23	3,058	3,199,751

					17,836,955

Collateralized Mortgage Obligations — 0.6%
Countrywide Alternative Loan Trust, Series 2004-18CB, Class 3A1	Aaa	5.25%	09/25/19	2,353	2,300,285
Master Alternative Loan Trust, Series 2004-4, Class 4A1	Aaa	5.00%	04/25/19	496	492,866
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-1, Class 4A3(g)	Aaa	4.17%	02/25/34	3,209	3,268,658
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-1, Class 3A	AAA(f)	5.00%	03/25/20	1,714	1,674,896

					7,736,705

Commercial Mortgage-Backed Securities — 8.2%
Banc of America Commercial Mortgage, Inc., Series 2005-1, Class ASB(g)	AAA(f)	4.85%	11/10/42	5,950	5,956,888
Banc of America Commercial Mortgage, Inc., Series 2006-2, Class A4(g)	AAA(f)	5.74%	05/10/45	9,400	9,715,381

SEE NOTES TO FINANCIAL STATEMENTS.

A40

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Commercial Mortgage-Backed Securities (continued)
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T18, Class AAB(g)	Aaa	4.823%	02/13/42	2,475	$2,429,515
Bear Stearns Commercial Mortgage Securities, Inc., Series 2005-T20, Class AAB(g)	Aaa	5.138%	10/12/42	3,400	3,401,097
Credit Suisse Mortgage Capital Certificates, Series 2006-C5, Class A3	Aaa	5.311%	12/15/39	2,330	2,321,897
GMAC Commercial Mortgage Securities, Inc., Series 2002-C3, Class A2	Aaa	4.93%	07/10/39	8,500	8,522,104
Greenwich Capital Commercial Funding Corp., Series 2003-C1, Class A4	Aaa	4.111%	07/05/35	12,700	12,239,038
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2003-ML1A, Class A2	Aaa	4.767%	03/12/39	4,969	4,931,258
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB13, Class A4(g)	Aaa	5.294%	01/12/43	3,275	3,274,174
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP2, Class ASB	Aaa	4.659%	07/15/42	9,300	9,104,072
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A4(g)	Aaa	4.918%	10/15/42	3,700	3,589,682
LB-UBS Commercial Mortgage Trust, Series 2003-C8, Class A3	Aaa	4.83%	11/15/27	3,375	3,381,483
LB-UBS Commercial Mortgage Trust, Series 2004-C8, Class A6(g)	Aaa	4.799%	12/15/29	4,200	4,150,594
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4(g)	Aaa	5.883%	06/15/38	6,130	6,397,118
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2006-2, Class A4(g)	Aaa	5.909%	06/12/46	2,325	2,426,611
PNC Mortgage Acceptance Corp., Series 2001-C1, Class A1	Aaa	5.91%	03/12/34	2,292	2,307,865
Wachovia Bank Commercial Mortgage Trust, Series 2002-C2, Class A4	Aaa	4.98%	11/15/34	2,500	2,509,288
Wachovia Bank Commercial Mortgage Trust, Series 2003-C3, Class A2	AAA(f)	4.867%	02/15/35	7,330	7,313,045
Wachovia Bank Commercial Mortgage Trust, Series 2003-C9, Class A3	AAA(f)	4.608%	12/15/35	4,750	4,734,107
Wachovia Bank Commercial Mortgage Trust, Series 2005-C18, Class APB	Aaa	4.807%	04/15/42	1,500	1,474,389

					100,179,606

Consumer — 0.1%
Realogy Corp., PIK, 144A(a)	Caa1	11.00%	04/15/14	2,000	1,390,000

Electric — 3.0%
CenterPoint Energy Houston Electric LLC	Baa2	5.70%	03/15/13	2,950	2,978,208
Consumers Energy Co.	Baa1	5.375%	04/15/13	1,000	997,234
EDP Finance BV (Netherlands), 144A	A2	6.00%	02/02/18	1,170	1,141,143
El Paso Electric Co.	Baa2	6.00%	05/15/35	2,325	2,173,631
Empresa Nacional de Electricidad SA (Chile)	Baa3	8.35%	08/01/13	625	708,081
Energy East Corp.	Baa2	6.75%	06/15/12	750	795,632
Energy East Corp.	Baa2	6.75%	09/15/33	1,150	1,162,219
Enersis SA (Chile)	Baa3	7.375%	01/15/14	3,700	3,961,101
Exelon Corp.	Baa1	4.90%	06/15/15	500	470,659
Exelon Generation Co. LLC	A3	6.20%	10/01/17	1,930	1,918,090
Georgia Power Co., Series B	A2	5.70%	06/01/17	1,285	1,319,367
Korea East-West Power Co. Ltd. (South Korea), 144A	A1	4.875%	04/21/11	1,700	1,707,895
NiSource Finance Corp.	Baa3	5.45%	09/15/20	1,345	1,203,567
Northern States Power Co.	A2	8.00%	08/28/12	2,800	3,144,771
Orion Power Holdings, Inc.	B2	12.00%	05/01/10	1,920	2,092,800
Sierra Pacific Power Co., Series P(a)	Baa3	6.75%	07/01/37	2,325	2,403,339
Southern California Edison Co.	A3	7.625%	01/15/10	1,100	1,167,553
Texas Competitive Electric Holdings Co. LLC, 144A	B3	10.25%	11/01/15	2,650	2,623,500
Virginia Electric and Power Co., Series A	Baa1	6.00%	05/15/37	1,720	1,682,236
Xcel Energy, Inc.	Baa1	3.40%	07/01/08	1,330	1,318,103
Xcel Energy, Inc.	Baa1	5.613%	04/01/17	1,947	1,923,229

					36,892,358

SEE NOTES TO FINANCIAL STATEMENTS.

A41

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Emerging Markets — 0.2%
Alfa Diversified Payment Rights Finance Co.,
Series 1A, Class A, 144A(g)	Baa3	6.591%	03/15/11	2,480	$2,389,983

Energy – Integrated — 0.2%
Suncor Energy, Inc. (Canada)(a)	A3	6.50%	06/15/38	1,900	2,031,518

Energy – Other — 1.4%
EnCana Corp. (Canada)	Baa2	5.90%	12/01/17	2,500	2,557,438
GS Caltex Corp. (South Korea), 144A	Baa1	7.75%	07/25/11	3,250	3,484,444
Halliburton Co.(a)	A2	5.50%	10/15/10	625	642,470
Newfield Exploration Co.	Ba3	6.625%	04/15/16	320	313,600
Nexen, Inc. (Canada)	Baa2	6.40%	05/15/37	1,890	1,886,829
Occidental Petroleum Corp., MTN	A3	4.25%	03/15/10	3,250	3,231,904
Pioneer Natural Resources Co.	Ba1	6.875%	05/01/18	1,750	1,692,294
Talisman Energy, Inc. (Canada)	Baa2	6.25%	02/01/38	230	224,149
Transocean, Inc. (Cayman Islands)	Baa2	6.80%	03/15/38	1,200	1,224,418
Western Oil Sand, Inc. (Canada)	Baa3	8.375%	05/01/12	1,900	2,119,081

					17,376,627

Foods — 1.5%
Cadbury Schweppes US Finance LLC, 144A	Baa2	3.875%	10/01/08	2,600	2,584,249
Delhaize Group (Belgium)	Baa3	6.50%	06/15/17	715	731,464
HJ Heinz Co., 144A	Baa2	6.428%	12/01/08	3,550	3,614,077
Kraft Foods, Inc.	Baa2	5.625%	11/01/11	860	879,500
Kraft Foods, Inc.	Baa2	6.125%	02/01/18	2,770	2,791,177
McDonald’s Corp.(a)	A3	6.30%	10/15/37	1,400	1,451,852
Tyson Foods, Inc.	Ba1	6.85%	04/01/16	1,000	1,026,155
Tyson Foods, Inc.	Ba2	8.25%	10/01/11	2,550	2,770,539
Yum! Brands, Inc.	Baa2	8.875%	04/15/11	1,705	1,880,661

					17,729,674

Gaming — 0.5%
Harrah’s Operating Co., Inc.	Baa3	5.625%	06/01/15	2,500	1,825,000
Mandalay Resorts Group	B1	9.375%	02/15/10	33	34,155
MGM Mirage, Inc.	Ba2	6.875%	04/01/16	3,000	2,827,500
Station Casinos, Inc.	B2	6.00%	04/01/12	1,930	1,717,700

					6,404,355

Health Care & Pharmaceutical — 1.7%
Abbott Laboratories(a)	A1	5.60%	11/30/17	1,950	2,003,471
Accellent, Inc.	Caa3	10.50%	12/01/13	670	562,800
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25%	12/15/12	1,500	1,425,000
AmerisourceBergen Corp.	Ba1	5.875%	09/15/15	2,325	2,281,274
Cardinal Health, Inc., 144A	Baa2	6.30%	10/15/16	265	271,606
Community Health Systems, Inc.	B3	8.875%	07/15/15	800	815,000
HCA, Inc., MTN	Caa1	8.70%	02/10/10	1,700	1,704,432
HCA, Inc., PIK(a)	B2	9.625%	11/15/16	2,200	2,326,500
Hospira, Inc.	Baa3	5.55%	03/30/12	2,500	2,542,185
Schering-Plough Corp.	Baa1	5.55%	12/01/13	2,735	2,767,215
Teva Pharmaceutical Finance LLC	Baa2	6.15%	02/01/36	750	744,799
Wyeth(a)(b)	A3	5.45%	04/01/17	1,460	1,476,774
Wyeth(b)	A3	5.95%	04/01/37	2,360	2,366,261

					21,287,317

Health Care Insurance — 1.5%
Aetna, Inc.	A3	6.75%	12/15/37	1,900	1,895,244
Cigna Corp.	Baa2	5.375%	03/15/17	2,125	2,034,226
Cigna Corp.	Baa2	6.15%	11/15/36	2,300	2,133,975
Coventry Health Care, Inc.(a)	Ba1	6.125%	01/15/15	4,025	4,039,019
Health Net, Inc.	Ba2	6.375%	06/01/17	1,315	1,282,387
UnitedHealthcare Group, Inc., 144A	A3	6.00%	06/15/17	3,775	3,812,773
Wellpoint, Inc.(a)	Baa1	5.875%	06/15/17	2,625	2,642,855

					17,840,479

SEE NOTES TO FINANCIAL STATEMENTS.

A42

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Insurance — 1.0%
Ace INA Holdings, Inc.	A3	5.70%	02/15/17		1,135	$1,124,783
Allied World Insurance Holdings Ltd. (Bermuda)	Baa1	7.50%	08/01/16		1,700	1,779,023
American International Group, Inc.(a)	Aa2	4.25%	05/15/13		1,820	1,731,310
American International Group, Inc.	Aa2	5.05%	10/01/15		315	304,203
Axis Capital Holdings Ltd. (Bermuda)	Baa1	5.75%	12/01/14		3,350	3,283,746
Travelers Cos., Inc., MTN	A3	6.25%	06/15/37		1,890	1,830,677
XL Capital Ltd. (Cayman Islands)(a)(g)	Baa2	6.50%	12/31/49		1,880	1,643,799
XL Capital Ltd., Class A (Cayman Islands)	A3	5.25%	09/15/14		140	136,139

						11,833,680

Lodging — 0.4%
Felcore Lodging LP(g)	Ba3	6.787%	12/01/11		1,800	1,759,500
Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes	Ba1	8.00%	05/15/10		1,730	1,788,517
Starwood Hotels & Resorts Worldwide, Inc.	Baa3	6.25%	02/15/13		980	980,595

						4,528,612

Media & Entertainment — 1.4%
Clear Channel Communications, Inc.	Baa3	8.00%	11/01/08		4,720	4,878,536
Dex Media West LLC, Series B	B1	9.875%	08/15/13		2,560	2,662,400
News America, Inc.	Baa2	7.625%	11/30/28		1,415	1,568,035
RH Donnelley Corp., 144A	B3	8.875%	10/15/17		1,600	1,480,000
Thomson Corp. (Canada)	Baa1	5.75%	02/01/08		2,750	2,753,136
Time Warner, Inc.	Baa2	5.875%	11/15/16		1,595	1,585,200
Viacom, Inc.	Baa3	6.75%	10/05/37		720	714,239
Viacom, Inc.	Baa3	6.875%	04/30/36		1,090	1,092,971

						16,734,517

Metals — 0.5%
Russel Metals, Inc., Sr. Notes (Canada)	Ba2	6.375%	03/01/14		685	634,481
United States Steel Corp.	Baa3	7.00%	02/01/18		2,000	1,986,624
Xstrata Finance Canada Ltd. (Canada), 144A	Baa2	5.50%	11/16/11		3,430	3,489,476

						6,110,581

Non-Captive Finance — 2.3%
Bosphorus Financial Services Ltd. (Cayman Islands), 144A(g)	Baa2	6.6688%	02/15/12		2,225	2,222,998
Capital One Financial Corp.	Baa1	6.15%	09/01/16		700	621,145
CIT Group, Inc.	A2	5.65%	02/13/17		5,650	4,959,801
Countrywide Financial Corp., MTN	Baa3	5.80%	06/07/12		1,775	1,296,636
General Electric Capital Australia Funding Pty Ltd. (Australia), MTN	Aaa	6.00%	04/15/15	AUD	4,440	3,434,116
Nelnet, Inc.(g)	Baa3	7.40%	09/29/36		6,500	6,244,491
Preferred Term Securities X, Class A-1 (Cayman Islands), 144A(g)(h)	Aaa	5.92%	07/03/33		3,863	3,954,015
Residential Capital LLC(a)	Ba3	8.00%	04/17/13		4,270	2,626,050
Residential Capital LLC, MTN	Ba3	9.375%	07/01/14	GBP	2,400	2,723,147

						28,082,399

Non-Corporate Foreign Agency — 1.2%
Credit Suisse First Boston International for CJSC (The) (Ukraine)	Ba2	6.80%	10/04/12		1,400	1,359,540
Gazprom International SA (Luxembourg), 144A	BBB+(f)	7.201%	02/01/20		2,175	2,205,281
Gazprom OAO (Russia)	A3	10.50%	10/21/09		1,685	1,822,580
National Power Corp. (Philippines), 144A(a)(g)	BB-(f)	9.265%	08/23/11		1,530	1,659,438
Petronas Capital Ltd. (Malaysia), 144A	A1	7.00%	05/22/12		7,300	7,936,859

						14,983,698

Non-Corporate Sovereign — 4.9%
Buoni Poliennali Del Tesoro (Italy)	Aa2	4.00%	02/01/37	EUR	2,215	2,771,210
Deutsche Bundesrepublik (Denmark)	Aaa	4.00%	01/04/37	EUR	3,128	4,137,974
Federal Republic of Argentina (Argentina)(g)	B3	3.00%	04/30/13		2,115	1,319,337
Federal Republic of Argentina (Argentina)(g)	B3	5.389%	08/03/12		2,000	1,778,700
Federal Republic of Brazil (Brazil)	Ba1	9.25%	10/22/10		5,325	5,910,750

SEE NOTES TO FINANCIAL STATEMENTS.

A43

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)
Non-Corporate Sovereign (continued)

Federal Republic of Brazil (Brazil)(a)	Ba1	12.50%	01/05/16	BRL	750	$458,006
Government of Hungary (Hungary)	A2	8.00%	02/12/15	HUF	1,054,880	6,325,170
Government of Jamaica (Jamaica)	B1	11.00%	07/27/12	EUR	995	1,629,311
Peru Government International Bond (Peru), 144A	Ba2	Zero%	05/31/18		1,837	1,267,530
Republic of Panama (Panama)	Ba1	9.375%	07/23/12		1,295	1,508,675
Republic of Poland (Poland)	A2	6.25%	10/24/15	PLN	23,360	9,637,197
Republic of Turkey (Turkey)	Ba3	9.875%	03/19/08		1,845	1,847,399
Republic of Uruguay (Uruguay)	B1	7.25%	02/15/11		660	693,000
Republic of Venezuela (Venezuela)	B2	10.75%	09/19/13		2,385	2,551,950
Russian Government International Bond (Russia), 144A	Baa2	8.25%	03/31/10		2,883	2,991,590
Sweden Government Bond (Sweden)	Aaa	6.50%	05/05/08	SEK	7,810	1,216,768
United Mexican States (Mexico)(g)	Baa1	5.942%	01/13/09		2,090	2,094,180
United Mexican States (Mexico)	Baa1	7.50%	01/14/12		4,250	4,666,500
United Mexican States (Mexico)	Baa1	8.00%	12/24/08	MXN	77,200	7,085,314

						59,890,561

Paper — 0.7%
Catalyst Paper Corp. (Canada)	B2	8.625%	06/15/11		1,800	1,494,000
Graphic Packaging International, Inc.	B2	8.50%	08/15/11		2,970	2,940,300
International Paper Co.	Baa3	4.00%	04/01/10		2,815	2,787,213
Norampac, Inc., Sr. Notes (Canada)	Ba3	6.75%	06/01/13		1,400	1,277,500

						8,499,013

Pipelines & Other — 1.0%
Atmos Energy Corp.(e)	Baa3	4.00%	10/15/09		5,300	5,222,387
CenterPoint Energy Resources Corp.	Baa3	6.125%	11/01/17		1,340	1,363,703
Oneok, Inc.	Baa2	5.51%	02/16/08		6,000	5,996,302

						12,582,392

Railroads — 0.3%
CSX Corp.	Baa3	5.75%	03/15/13		2,600	2,632,219
Union Pacific Corp.	Baa2	5.45%	01/31/13		1,500	1,513,082

						4,145,301

Real Estate Investments Trusts — 0.4%
Equity One, Inc.	Baa3	3.875%	04/15/09		1,450	1,404,226
Post Apartment Homes LP	Baa3	5.45%	06/01/12		2,300	2,335,669
Realty Income Corp.	Baa1	6.75%	08/15/19		1,545	1,593,851

						5,333,746

Retailers — 0.6%
CVS Caremark Corp.(a)	Baa2	6.25%	06/01/27		3,020	3,026,532
Neiman-Marcus Group, Inc., PIK	B2	9.00%	10/15/15		2,750	2,835,938
Target Corp.	A2	6.50%	10/15/37		800	804,081

						6,666,551

Structured Notes — 1.7%
CDX North America High Yield, Ser. 9-T1, 144A(a)	B3	8.75%	12/29/12		2,000	1,972,500
Dow Jones CDX High Yield, 144A	B3	8.25%	12/29/10		8,500	8,776,250
Dow Jones CDX High Yield, 144A(a)	B3	8.625%	06/29/11		10,128	10,444,191

						21,192,941

Technology — 0.8%
Fidelity National Information Services, Inc.	Ba1	4.75%	09/15/08		1,900	1,873,875
Fiserv, Inc.	Baa2	6.125%	11/20/12		1,600	1,628,478
Freescale Semiconductor, Inc., PIK	B2	9.125%	12/15/14		1,600	1,360,000
Freescale Semiconductor, Inc.(a)	B3	10.125%	12/15/16		1,500	1,237,500
Jabil Circuit, Inc.	Ba1	5.875%	07/15/10		2,000	2,023,881
Motorola, Inc.	Baa1	8.00%	11/01/11		121	130,433
SunGard Data Systems, Inc.	B3	3.75%	01/15/09		720	698,400
Xerox Corp.	Baa2	5.50%	05/15/12		870	884,457

						9,837,024

SEE NOTES TO FINANCIAL STATEMENTS.

A44

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Telecommunications — 2.1%
AT&T Corp.	A2	8.00%	11/15/31	2,475	$3,039,481
Embarq Corp.	Baa3	7.082%	06/01/16	5,600	5,770,133
New Cingular Wireless Services, Inc.	A2	8.125%	05/01/12	1,810	2,012,573
New Cingular Wireless Services, Inc.	A3	8.75%	03/01/31	2,375	3,077,960
Qwest Corp.	Ba1	8.875%	03/15/12	3,300	3,531,000
Sprint Nextel Corp.(a)	Baa3	6.00%	12/01/16	1,335	1,278,654
Telecom Italia Capital (Luxembourg)	Baa2	4.875%	10/01/10	3,400	3,382,283
Telefonica Emisiones SAU (Spain)	Baa1	7.045%	06/20/36	5	5,589
TELUS Corp. (Canada)	Baa1	8.00%	06/01/11	150	162,520
Suncom Wireless, Inc.	Caa2	8.50%	06/01/13	3,200	3,312,000

					25,572,193

Tobacco — 0.4%
Altria Group, Inc.	Baa1	7.65%	07/01/08	1,100	1,117,678
Reynolds American, Inc.	Ba1	6.50%	07/15/10	4,000	4,095,284

					5,212,962

U.S. Government Agency Obligations — 0.2%
Federal Farm Credit Bank	Aaa	4.875%	01/17/17	580	595,006
Federal Home Loan Mortgage Corp.	Aaa	5.50%	07/18/16	120	129,181
Federal National Mortgage Association	Aaa	5.00%	03/15/16	1,685	1,760,831
Federal National Mortgage Association	Aaa	5.625%	07/15/37	165	182,865

					2,667,883

U.S. Government Mortgage-Backed Securities — 38.8%
Federal Home Loan Mortgage Corp.	Aaa	4.50%	02/01/19-07/01/19	15,048	14,791,360
Federal Home Loan Mortgage Corp.	Aaa	5.00%	07/01/19-05/01/34	7,572	7,511,692
Federal Home Loan Mortgage Corp.	Aaa	5.50%	10/01/33-06/01/34	5,268	5,273,151
Federal Home Loan Mortgage Corp.	Aaa	5.50%	TBA 30 YR	47,500	47,396,070
Federal Home Loan Mortgage Corp.	Aaa	6.00%	11/01/33-06/01/34	6,081	6,182,107
Federal Home Loan Mortgage Corp.	Aaa	6.00%	TBA 30 YR	23,500	23,845,168
Federal Home Loan Mortgage Corp.	Aaa	6.50%	07/01/32-09/01/32	3,032	3,134,506
Federal Home Loan Mortgage Corp.	Aaa	7.00%	10/01/32-11/01/33	5,856	6,143,182
Federal National Mortgage Association	Aaa	4.00%	05/01/19-06/01/19	7,191	6,897,898
Federal National Mortgage Association	Aaa	4.50%	06/01/18-02/01/35	29,104	28,386,084
Federal National Mortgage Association	Aaa	5.00%	01/01/19-01/01/20	8,593	8,612,588
Federal National Mortgage Association	Aaa	5.00%	TBA 30 YR	74,000	72,196,250
Federal National Mortgage Association(g)	Aaa	5.228%	10/01/37	11,415	11,507,417
Federal National Mortgage Association(g)	Aaa	5.287%	01/01/36	3,485	3,490,344
Federal National Mortgage Association	Aaa	5.50%	12/01/16-09/01/34	34,108	34,256,223
Federal National Mortgage Association	Aaa	5.50%	TBA 15 YR	10,000	10,128,120
Federal National Mortgage Association	Aaa	5.50%	TBA 30 YR	34,000	33,957,500
Federal National Mortgage Association(g)	Aaa	5.914%	06/01/37	3,999	4,072,124
Federal National Mortgage Association	Aaa	6.00%	09/01/17-02/01/35	22,570	23,008,743
Federal National Mortgage Association	Aaa	6.00%	TBA 30 YR	32,000	32,489,984
Federal National Mortgage Association(g)	Aaa	6.044%	09/01/37	11,226	11,444,012
Federal National Mortgage Association	Aaa	6.50%	11/01/09-10/01/37	23,864	24,575,369
Federal National Mortgage Association	Aaa	7.00%	05/01/32-06/01/32	522	550,046
Federal National Mortgage Association	Aaa	9.00%	10/01/16	3	3,524
Government National Mortgage Association	Aaa	5.50%	01/15/33-01/15/36	16,251	16,342,875
Government National Mortgage Association	Aaa	6.00%	12/15/32-11/15/34	9,717	9,946,912
Government National Mortgage Association	Aaa	6.00%	TBA 30 YR	20,000	20,475,000
Government National Mortgage Association	Aaa	6.50%	09/15/32-11/15/33	5,211	5,401,391
Government National Mortgage Association	Aaa	7.50%	10/15/25-02/15/26	166	177,556

					472,197,196

U.S. Government Treasury Securities — 1.0%
U.S. Treasury Bonds(a)	Aaa	4.75%	02/15/37	11,084	11,600,093

TOTAL LONG-TERM BONDS (cost $1,126,566,844)					1,118,153,965

SEE NOTES TO FINANCIAL STATEMENTS.

A45

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

BANK LOANS — 5.6%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Aerospace/Defense — 0.2%
Hawker Beechcraft, Inc.(h)	Ba3	7.244%	03/26/14	167	$158,797
Hawker Beechcraft, Inc.(h)	Ba3	7.244%	03/26/14	1,963	1,862,621

					2,021,418

Automotive — 0.6%
Ford Motor Co.(h)	Ba3	8.00%	12/15/13	3,861	3,567,915
Oshkosh Truck Corp.(h)	Ba3	6.90%	12/06/13	3,629	3,478,950

					7,046,865

Cable — 0.4%
Insight Midwest Holding LLC(h)	Ba3	6.753%	10/06/13	4,750	4,552,082

Capital Goods — 0.3%
Capital Safety Group Ltd.(h)	B1	7.631%	07/20/15	409	395,947
Capital Safety Group Ltd.(h)	B1	8.131%	07/20/16	1,091	1,060,756
Hertz Corp.(h)	Ba1	6.66%	12/21/12	278	272,004
Hertz Corp.(h)	Ba1	6.894%	12/21/12	1,315	1,286,311

					3,015,018

Consumer — 0.2%
Huish Detergents, Inc.(h)	B1	6.878%	04/26/14	2,985	2,590,553

Electric — 0.6%
NRG Energy, Inc.(h)	Ba1	6.48%	02/01/13	1,171	1,116,168
NRG Energy, Inc.(h)	Ba1	6.58%	02/01/13	2,537	2,417,540
Reliant Energy, Inc.(h)	B2	5.105%	06/30/14	2,500	2,350,000
Texas Competitive Electric Holdings Co. LLC(h)	Ba3	8.60%	10/10/14	1,995	1,957,596

					7,841,304

Foods — 0.2%
Supervalu, Inc.(h)	Ba3	6.584%	06/02/11	2,538	2,483,108

Gaming — 0.2%
Las Vegas Sands LLC(h)	Ba3	6.58%	05/23/14	2,189	2,048,705
Las Vegas Sands LLC(h)	Ba3	7.11%	05/23/14	550	514,750

					2,563,455

Health Care & Pharmaceutical — 1.1%
Community Health Systems, Inc.(h)	Ba3	7.493%	07/25/14	135	129,342
Community Health Systems, Inc.(h)	Ba3	7.493%	07/25/14	2,676	2,571,753
HCA, Inc.(h)	Ba3	7.08%	11/17/13	2,475	2,381,569
Health Management Associates Term B(h)	Ba2	6.62%	02/28/14	2,045	1,904,307
Inverness Medical Innovations(h)	B1	7.243%	06/26/14	2,985	2,832,019
PTS Acquisition Corp.(h)	Ba3	7.459%	04/10/14	3,881	3,605,632

					13,424,622

Media & Entertainment — 0.4%
Idearc, Inc.(h)	Ba2	6.33%	11/17/13	1,000	939,250
Idearc, Inc.(h)	Ba2	6.83%	11/17/14	1,733	1,648,238
Univision Communications, Inc.(h)	Ba3	7.207%	09/29/14	2,899	2,639,598
Univision Communications, Inc.(h)	Ba3	7.45%	09/29/14	101	91,653

					5,318,739

Paper — 0.1%
Domtar, Inc.(h)	Ba1	6.4025%	03/05/14	1,608	1,540,329

Pipelines & Other — 0.4%
Enterprise GP Holdings LP(h)	Ba2	7.161%	11/08/14	1,535	1,526,366
Kinder Morgan, Inc.(h)	Ba2	6.35%	05/30/14	2,798	2,777,515

					4,303,881

Technology — 0.8%
First Data Corp.(h)	Ba3	7.981%	09/24/14	1,047	992,977
First Data Corp.(h)	Ba3	7.981%	09/24/14	1,995	1,897,494

SEE NOTES TO FINANCIAL STATEMENTS.

A46

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

BANK LOANS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Technology (continued)
Flextronics International Ltd. (h)	Ba1	7.234%	10/01/14	668	$651,269
Flextronics International Ltd. (h)	Ba1	7.474%	10/01/14	2,325	2,266,763
Metavante Corp.(h)	Ba2	6.644%	11/01/14	2,500	2,429,687
Sungard Data Systems, Inc.(h)	Ba3	6.897%	02/28/14	1,497	1,443,561

					9,681,751

Telecommunications — 0.1%
Alltel Communications, Inc.(h)	Ba3	7.699	05/16/15	1,596	1,535,928

TOTAL BANK LOANS (cost $70,749,449)					67,919,053

TOTAL LONG-TERM INVESTMENTS (cost $1,197,316,293)					1,186,073,018

SHORT-TERM INVESTMENTS — 25.2%				Shares
Affiliated Mutual Funds
Dryden Core Investment Fund — Short-Term Bond Series(d)				15,922,245	150,305,993

Dryden Core Investment Fund — Taxable Money Market Fund Series (includes $51,702,846 of cash collateral received for securities on loan) (Note 4)(c)(d)				156,711,969	156,711,969

TOTAL AFFILIATED MUTUAL FUNDS (cost $315,303,189)					307,017,962

TOTAL INVESTMENTS, BEFORE SECURITY SOLD SHORT 122.6% (cost $1,512,619,482)					1,493,090,980

SECURITY SOLD SHORT — (0.5)%				Principal Amount (000)#
U.S. Government Mortgage-Backed Security
Federal National Mortgage Association (proceeds $5,371,094)	Aaa	4.50%	TBA 15 YR	5,500	(5,412,341)

TOTAL INVESTMENTS, NET OF SECURITY SOLD SHORT — 122.1% (cost $1,507,248,388)					1,487,678,639

LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (22.1)%					(269,387,949)

TOTAL NET ASSETS — 100.0%					$1,218,290,690

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
TBA	To Be Announced
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
MXN	Mexican Peso
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	All or portion of security is on loan. The aggregate market value of such securities is $50,482,738; cash collateral of $51,702,846 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

SEE NOTES TO FINANCIAL STATEMENTS.

A47

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

(b)	Increase/decrease in rate variable upon increase/decrease in Moody’s or Standard & Poor’s rating.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Short-Term Bond Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2007.

(h)	Indicates a security that has been deemed illiquid.

(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Open future contracts outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Long Positions:
26	2 Yr. Euro Schatz	Mar. 2008	$3,956,880	$3,928,871	$(28,009)
5	New Zealand 3 Mo. Bill	Mar. 2008	3,511,109	3,508,765	(2,344)
872	U.S. 10 Yr. Treasury Notes	Mar. 2008	98,340,815	98,876,625	535,810
395	U.S. 30 Yr. Treasury Bonds	Mar. 2008	45,783,582	45,968,125	184,543

					690,000

Short Positions:
20	Australian 10 Yr. Bond	Mar. 2008	1,646,364	1,645,198	1,166
44	Euro 10 Yr. Bond	Mar. 2008	7,445,087	7,276,401	168,686
8	U.K. 10 Yr. Gilt	Mar. 2008	1,755,455	1,755,395	60
213	U.S. 2 Yr. Treasury Notes	Mar. 2008	44,744,869	44,783,250	(38,381)
617	U.S. 5 Yr. Treasury Notes	Mar. 2008	67,979,348	68,043,531	(64,183)

					67,348

					$757,348

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Foreign Currency Contract		Notional Amount (000)	Value at Settlement Date	Current Value	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar, expiring 01/18/08	AUD	703	$609,100	$616,503	$7,403
Brazilian Real, expiring 10/23/08	BRL	6,806	2,775,000	3,723,533	948,533
British Pound, expiring 01/25/08	GBP	491	974,500	977,025	2,525
Euro, expiring 01/25/08	EUR	835	1,209,800	1,221,034	11,234
Hungarian Forint, expiring 01/24/08	HUF	231,835	1,312,100	1,338,263	26,163
New Zealand Dollar, expiring 01/18/08	NZD	2,379	1,872,281	1,826,527	(45,754)
Swedish Krona, expiring 01/24/08	SEK	15,906	2,435,300	2,461,564	26,264

			11,188,081	12,164,449	976,368

Sold:
Australian Dollar, expiring 01/18/08	AUD	1,905	1,684,557	1,671,112	13,445
British Pound, expiring 01/25/08	GBP	1,466	2,950,059	2,916,150	33,909
Euro, expiring 01/25/08	EUR	5,512	7,957,584	8,062,268	(104,684)
Hungarian Forint, expiring 01/24/08	HUF	1,178,283	6,794,617	6,801,614	(6,997)
Mexican Peso, expiring 01/16/08	MXN	77,280	7,137,383	7,072,593	64,790
Polish Zloty, expiring 01/24/08	PLN	20,822	8,510,291	8,462,141	48,150
Swedish Krona, expiring 01/24/08	SEK	15,845	2,445,728	2,452,189	(6,461)

			37,480,219	37,438,067	42,152

					$1,018,520

SEE NOTES TO FINANCIAL STATEMENTS.

A48

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	8/14/2012	$19,829	5.20857%	3 month LIBOR	$1,139,594
Morgan Stanley Capital Services(a)	9/12/2012	8,410	4.7357%	3 month LIBOR	301,323
Morgan Stanley Capital Services(a)	9/25/2012	8,450	4.94079%	3 month LIBOR	385,094
Morgan Stanley Capital Services(a)	10/23/2012	5,520	4.7945%	3 month LIBOR	145,092
Morgan Stanley Capital Services(a)	12/7/2012	6,145	4.1503%	3 month LIBOR	4,845
Morgan Stanley Capital Services(a)	12/13/2012	15,000	4.34666%	3 month LIBOR	132,391
Merrill Lynch Capital Services(b)	12/14/2012	11,540	4.35284%	3 month LIBOR	(111,111)
Merrill Lynch Capital Services, Inc.(a)	8/2/2017	7,500	5.52959%	3 month LIBOR	633,991
Morgan Stanley Capital Services(b)	12/11/2037	3,115	5.08438%	3 month LIBOR	(37,533)
Merrill Lynch Capital Services(b)	12/11/2037	15,280	5.08938%	3 month LIBOR	(236,208)

					$2,357,478

(a)	Portfolio pays the floating rate and receives the fixed rate.

(b)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	$1,334	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$2,001
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	1,333	0.82%	Tyco Electronics Ltd., 6.00%, due 10/01/12	(577)
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	1,333	0.82%	Covidien Ltd., 6.00%, due 10/15/17	2,865
Merrill Lynch Capital Services, Inc.(a)	12/20/2009	4,000	4.55%	General Motors Corp., 7.125%, 07/15/13	(68,593)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	3,295	0.60%	RPM International, Inc., 6.25%, due 12/15/13	(15,581)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	1,855	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(14,255)
Morgan Stanley Capital Services, Inc.(b)	9/20/2012	5,600	1.70%	CIT Group, Inc. 7.75%, due 04/02/12	455,228
Merrill Lynch Capital Services, Inc.(b)	9/20/2012	1,500	3.75%	American Axle & Manufacturing, Inc., 5.25%, due 02/11/14	2,013
Morgan Stanley Capital Services, Inc.(a)	9/20/2012	1,500	3.70%	American Axle & Manufacturing, Inc., 5.25%, due 02/11/14	12,350
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	2,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	59,413
Citibank, N.A.(b)	3/25/2035	1,000	3.00%	Centex Home Equity, Ser. 2005-B, Class B, 6.215%, 03/25/35	(1,250)
Citibank, N.A.(b)	3/25/2035	1,000	3.00%	Morgan Stanley ABS Capital 1, Ser. 2005-HE2, Class B2, 6.165%, 01/25/35	(1,500)
Citibank, N.A.(b)	3/25/2035	1,000	3.00%	Morgan Stanley ABS Capital 1, Ser. 2005-HE2, Class B3, 6.765%, 01/25/35	(1,500)
Barclays Bank PLC(a)	9/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M9 7.02%, 09/25/35	460,932
Merrill Lynch Capital Services, Inc.(b)	3/25/2036	1,000	3.72%	Ameriquest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 7.82%, 03/25/36	744,827

SEE NOTES TO FINANCIAL STATEMENTS.

A49

DIVERSIFIED BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	3/25/2036	$1,000	9.00%	Ameriquest Mortgage Securities, Inc. Ser. 2006-R1, Class M9, 7.82%, 03/25/36	$(654,500)
Merrill Lynch Capital Services, Inc.(b)	4/25/2036	1,000	2.78%	Accredited Mortgage Loan Trust, Ser. 2006-1, Class M8, 6.47%, 04/25/36	652,009
Morgan Stanley Capital Services, Inc.(b)	5/25/2036	1,000	3.23%	Countrywide Asset-Backed Certificates, Ser. 2005-16, Class MV8, 7.57%, 05/25/36	539,289

					$2,173,171

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

U.S. Government Mortgage-Backed Securities	38.8%
Affiliated Mutual Funds (including 4.2% of collateral received for securities on loan)	25.2
Commercial Mortgage – Backed Securities	8.2
Non-Corporate Sovereign	4.9
Asset-Backed Securities	3.6
Electric	3.6
Banking	3.3
Health Care & Pharmaceutical	2.8
Non-Captive Finance	2.3
Telecommunications	2.2
Media & Entertainment	1.8
Foods	1.7
Structured Notes	1.7
Technology	1.6
Chemicals	1.5
Health Care Insurance	1.5
Airlines	1.4
Energy – Other	1.4
Pipelines & Other	1.4
Non-Corporate Foreign Agency	1.2
Brokerage	1.1
Capital Goods	1.1
Insurance	1.0
U.S. Government Treasury Securities	1.0
Automotive	0.9
Building Materials & Construction	0.8
Cable	0.8
Paper	0.8
Gaming	0.7
Collateralized Mortgage Obligations	0.6
Retailers	0.6
Metals	0.5
Lodging	0.4
Real Estate Investment Trusts	0.4
Tobacco	0.4
Consumer	0.3
Railroads	0.3
Aerospace/Defense	0.2
Emerging Markets	0.2
Energy – Integrated	0.2
U.S. Government Agency Obligations	0.2

122.6
Security Sold Short	(0.5)
Liabilities in excess of other assets	(22.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A50

DIVERSIFIED BOND PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $50,482,738:
Unaffiliated investments (cost $1,197,316,293)	$1,186,073,018
Affiliated investments (cost $315,303,189)	307,017,962
Cash	976,125
Foreign currency, at value (cost $286,527)	286,211
Interest receivable	10,669,861
Unrealized appreciation on swaps	5,673,257
Receivable for investments sold	5,437,840
Unrealized appreciation on forward foreign currency exchange contracts	1,182,416
Premium for swaps purchased	875,925
Due from broker — variation margin	371,490
Receivable for Series shares sold	33,856
Prepaid expenses	12,256

Total Assets	1,518,610,217

LIABILITIES
Payable for investments purchased	240,908,091
Collateral for securities on loan	51,702,846
Securities sold short, at value (proceeds $5,371,094)	5,412,341
Unrealized depreciation on swaps	1,142,608
Management fee payable	412,694
Accrued expenses and other liabilities	315,873
Payable for Series shares repurchased	253,237
Unrealized depreciation on forward foreign currency exchange contracts	163,896
Deferred trustees’ fees	7,242
Transfer agent fee payable	699

Total Liabilities	300,319,527

NET ASSETS	$1,218,290,690

Net assets were comprised of:
Paid-in capital	$1,215,813,705
Retained earnings	2,476,985

Net assets, December 31, 2007	$1,218,290,690

Net asset value and redemption price per share, $1,218,238,977 / 111,811,903 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$10.90

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$57,500,479
Affiliated dividend income	10,447,770
Affiliated income from securities loaned, net	237,953

68,186,202

EXPENSES
Management fee	4,675,348
Custodian’s fees and expenses	236,000
Shareholders’ reports	80,000
Insurance expenses	33,000
Trustees’ fees	24,000
Audit fee	13,000
Interest expense	9,805
Legal fees and expenses	9,000
Transfer agent’s fee and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	5,968

Total expenses	5,091,121

NET INVESTMENT INCOME	63,095,081

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,117,137
Short sale transactions	(1,418,731)
Futures transactions	3,753,688
Swap transactions	14,135,672
Options written transactions	4,684
Foreign currency transactions	(2,516,828)

22,075,622

Net change in unrealized appreciation (depreciation) on:
Investments	(24,606,666)
Securities sold short	(178,747)
Futures	528,332
Swaps	4,177,788
Foreign currencies	616,432

(19,462,861)

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	2,612,761

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,707,842

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$63,095,081	$60,783,991
Net realized gain (loss) on investment, swap and foreign currency transactions	22,075,622	(9,657,555)
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(19,462,861)	4,826,702

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	65,707,842	55,953,138

DISTRIBUTIONS	(59,479,872)	(68,284,295)

SERIES SHARE TRANSACTIONS:
Series shares sold [12,326,563 and 3,007,043 shares, respectively]	133,636,466	32,538,204
Series shares issued in reinvestment of distributions [5,514,681 and 6,373,024 shares, respectively]	59,479,872	68,284,295
Series shares repurchased [12,074,002 and 15,646,812 shares, respectively]	(131,418,698)	(168,772,245)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	61,697,640	(67,949,746)

TOTAL INCREASE (DECREASE) IN NET ASSETS	67,925,610	(80,280,903)
NET ASSETS:
Beginning of year	1,150,365,080	1,230,645,983

End of year	$1,218,290,690	$1,150,365,080

SEE NOTES TO FINANCIAL STATEMENTS.

A51

EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.6%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace & Defense — 1.9%
Honeywell International, Inc.	374,200	$23,039,494
Lockheed Martin Corp.	1,326	139,575
Orbital Sciences Corp.*(a)	1,075,700	26,376,164
United Technologies Corp.	454,100	34,756,814

		84,312,047

Air Freight & Logistics
United Parcel Service, Inc. (Class B Stock)	891	63,012

Auto Components
WABCO Holdings, Inc.(a)	10	501

Auto Related — 0.2%
Tenneco, Inc.*(a)	322,000	8,394,540

Beverages — 1.5%
PepsiCo, Inc.(a)	881,123	66,877,236

Biotechnology — 2.6%
Amgen, Inc.*	508,800	23,628,672
Genentech, Inc.*	278,700	18,692,409
Genzyme Corp.*(a)	317,100	23,604,924
Gilead Sciences, Inc.*(a)	1,104,600	50,822,646

		116,748,651

Building Materials — 0.7%
Masco Corp.	1,547,562	33,442,815

Capital Goods — 0.9%
Illinois Tool Works, Inc.	443,100	23,723,574
Parker Hannifin Corp.	189,420	14,265,220

		37,988,794

Capital Markets — 4.1%
Bank of New York Mellon Corp. (The)	523,978	25,549,167
Goldman Sachs Group, Inc. (The)	260,812	56,087,620
Lehman Brothers Holdings, Inc.	161,240	10,551,546
Merrill Lynch & Co., Inc.(a)	654,800	35,149,664
Schwab, (Charles) Corp.	1,098,600	28,069,230
UBS AG(a)	569,100	26,178,600

		181,585,827

Chemicals — 1.3%
Air Products & Chemicals, Inc.	900	88,767
Monsanto Co.	332,500	37,136,925
Potash Corp. of Saskatchewan, Inc. (Canada)(a)	134,200	19,319,432

		56,545,124

Commercial Banks — 1.5%
Bank of America Corp.	421,648	17,397,196
Wells Fargo & Co.	1,605,414	48,467,449

		65,864,645

Commercial Services & Supplies — 1.1%
Monster Worldwide, Inc.*(a)	556,300	18,024,120
Waste Management, Inc.	883,600	28,867,212

		46,891,332

Communication Equipment — 6.5%
Ciena Corp.*(a)	333,300	11,368,863
Cisco Systems, Inc.*(a)	3,063,889	82,939,475

COMMON STOCKS (continued)	Shares	Value (Note 2)

Communication Equipment
Corning, Inc.	1,237,575	$29,689,424
Motorola, Inc.	1,104,664	17,718,811
Nokia Corp., ADR (Finland)	450,200	17,283,178
QUALCOMM, Inc.	2,033,860	80,032,391
Research In Motion Ltd. (Canada)*(a)	415,800	47,151,720

		286,183,862

Computer Software — 0.6%
Network Appliance, Inc.*	1,112,300	27,763,008

Computers & Peripherals — 3.2%
Apple, Inc.*	256,000	50,708,480
Dell, Inc.*(a)	5,010	122,795
Hewlett-Packard Co.	790,000	39,879,200
Lexmark International, Inc. (Class A Stock)*(a)	752,000	26,214,720
Seagate Technology (Cayman Islands)(a)	1,028,000	26,214,000

		143,139,195

Construction — 0.9%
Toll Brothers, Inc.*(a)	1,940,260	38,921,616

Consumer Finance — 1.4%
American Express Co.	757,168	39,387,879
SLM Corp.	1,132,600	22,810,564

		62,198,443

Consumer Products & Services — 0.4%
Fortune Brands, Inc.(a)	236,600	17,120,376

Diversified Consumer Services — 1.1%
Career Education Corp.*	939,500	23,619,030
H&R Block, Inc.(a)	1,425,700	26,475,249

		50,094,279

Diversified Financial Services — 2.4%
Citigroup, Inc.(a)	415,204	12,223,606
CME Group, Inc.	24,800	17,012,800
JPMorgan Chase & Co.	1,061,547	46,336,526
KKR Private Equity Investors LLP(c)	1,295,700	23,529,912
KKR Private Equity Investors LLP, RDU (cost $7,567,532; purchased 7/18/06-8/3/06)(c)(e)	334,700	6,078,152

		105,180,996

Electric Utilities — 2.2%
Dominion Resources, Inc.(a)	485,400	23,032,230
Entergy Corp.(a)	178,600	21,346,272
Exelon Corp.	326,100	26,622,804
Progress Energy, Inc.	539,200	26,113,456

		97,114,762

Electrical Equipment — 0.8%
ABB Ltd., ADR (Switzerland)	419,500	12,081,600
First Solar, Inc.*(a)	94,200	25,164,588

		37,246,188

Electronic Components — 0.7%
Dolby Laboratories, Inc. (Class A Stock)*	667,058	33,166,124

SEE NOTES TO FINANCIAL STATEMENTS.

A52

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Components (continued)
Tyco Electronics Ltd. (Bermuda)	2,368	$87,924

		33,254,048

Energy Equipment & Services — 2.4%
BJ Services Co.	3,340	81,028
Cameron International Corp.*	9,720	467,824
Diamond Offshore Drilling, Inc.(a)	274,620	38,996,040
Halliburton Co.	372,400	14,117,684
Schlumberger Ltd.	294,300	28,950,291
Tenaris SA, ADR (Luxembourg)(a)	510,500	22,834,665

		105,447,532

Financial – Bank & Trust — 0.4%
Hudson City Bancorp, Inc.(a)	1,329,500	19,969,090

Food & Staples Retailing — 2.9%
Costco Wholesale Corp.(a)	186,000	12,975,360
CVS / Caremark Corp.	428,400	17,028,900
Kroger Co. (The)	1,035,500	27,658,205
Wal-Mart Stores, Inc.	1,227,292	58,333,189
Whole Foods Market, Inc.(a)	327,800	13,374,240

		129,369,894

Food Products — 2.4%
Cadbury Schweppes PLC, ADR (United Kingdom)	700,800	34,598,496
ConAgra Foods, Inc.(a)	1,198,200	28,505,178
Kellogg Co.(a)	385,515	20,212,551
McCormick & Co., Inc.	572,823	21,715,720

		105,031,945

Healthcare Equipment & Supplies — 1.6%
Alcon, Inc.(a)	172,200	24,631,488
Baxter International, Inc.	472,700	27,440,235
Covidien Ltd. (Bermuda)	2,368	104,879
Medtronic, Inc.	377,086	18,956,113

		71,132,715

Healthcare Providers & Services — 0.9%
Coventry Health Care, Inc.*	348,623	20,655,913
Omnicare, Inc.(a)	770,300	17,570,543

		38,226,456

Hotels, Restaurants & Leisure — 1.0%
Burger King Holdings, Inc.	250,800	7,150,308
McDonald’s Corp.(a)	672,005	39,587,815

		46,738,123

Household Products — 1.8%
Colgate-Palmolive Co.	365,700	28,509,972
Kimberly-Clark Corp.	387,500	26,869,250
Procter & Gamble Co.	318,178	23,360,629

		78,739,851

Independent Power Producers & Energy Traders — 0.7%
NRG Energy, Inc.*(a)	692,200	29,999,948

Industrial Conglomerates — 3.5%
General Electric Co.	2,674,793	99,154,576
Textron, Inc.(a)	756,412	53,932,176
Tyco International Ltd. (Bermuda)	2,368	93,891

		153,180,643

COMMON STOCKS (continued)	Shares	Value (Note 2)

Insurance — 5.0%
AFLAC, Inc.	643,870	$40,325,578
American International Group, Inc.	1,285,131	74,923,137
Berkshire Hathaway, Inc. (Class A Stock)*	207	29,311,200
Loews Corp.	763,000	38,409,420
MBIA, Inc.(a)	1,188,200	22,136,166
Progressive Corp. (The)	852,200	16,328,152

		221,433,653

Internet & Catalog Retail — 0.5%
Amazon.com, Inc.*(a)	247,200	22,900,608

Internet Software & Services — 1.6%
Akamai Technologies, Inc.*(a)	310,800	10,753,680
Google, Inc. (Class A Stock)*	86,000	59,467,280

		70,220,960

Life Science Tools & Services — 0.7%
Thermo Fisher Scientific, Inc.*	549,000	31,666,320

Media — 4.5%
Comcast Corp. (Class A Stock)*(a)	1,864,250	34,041,205
EchoStar Communications Corp. (Class A Stock)*	504,619	19,034,229
Liberty Global, Inc. (Class C Stock)*	729,150	26,679,598
News Corp. (Class A Stock)	1,443,826	29,583,995
News Corp. (Class B Stock)	1,735,538	36,880,182
Walt Disney Co. (The)(a)	925,000	29,859,000
XM Satellite Radio Holdings, Inc. (Class A Stock)*(a)	1,802,000	22,056,480

		198,134,689

Metals & Mining — 1.4%
Barrick Gold Corp. (Canada)	1,003,274	42,187,672
Freeport-McMoRan Copper & Gold, Inc.(a)	182,500	18,695,300

		60,882,972

Multi-Line Retail — 0.9%
Staples, Inc.(a)	1,667,863	38,477,599

Multi-Utilities — 1.6%
Sempra Energy	1,183,846	73,256,390

Oil, Gas & Consumable Fuels — 11.0%
ConocoPhillips	235,586	20,802,244
Exxon Mobil Corp.	549,228	51,457,171
Hess Corp.	247,500	24,962,850
Marathon Oil Corp.	1,005,900	61,219,074
Murphy Oil Corp.(a)	329,400	27,946,296
Newfield Exploration Co.*(a)	937,380	49,399,926
Nexen, Inc.	1,039,000	33,528,530
Occidental Petroleum Corp.(a)	559,500	43,075,905
Petroleo Brasileiro SA, ADR (Brazil)(a)	411,000	47,363,640
Sandridge Energy, Inc.*(a)	78,730	2,823,258
Suncor Energy, Inc. (Canada)	404,746	44,253,651
Total SA, ADR (France)(a)	628,726	51,932,768
Williams Cos., Inc.	756,600	27,071,148

		485,836,461

SEE NOTES TO FINANCIAL STATEMENTS.

A53

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals — 5.9%
Abbott Laboratories(a)	1,176,355	$66,052,333
Elan Corp. PLC, ADR (Ireland)*(a)	2,036,900	44,771,062
Eli Lilly & Co.	1,697	90,603
Merck & Co., Inc.	533,400	30,995,874
Roche Holdings Ltd., ADR (Switzerland)	200,500	17,122,700
Schering-Plough Corp.	1,786,500	47,592,360
Teva Pharmaceutical Industries Ltd., ADR (Israel)(a)	534,300	24,834,264
Wyeth	647,900	28,630,701

		260,089,897

Semiconductors & Semiconductor Equipment — 1.8%
ASML Holding NV (Netherlands)*(a)	994,858	31,129,107
Spansion, Inc. (Class A Stock)*(a)	2,861,500	11,245,695
Texas Instruments, Inc.(a)	1,122,455	37,489,997

		79,864,799

Software — 4.4%
Adobe Systems, Inc.*	1,200,013	51,276,556
Microsoft Corp.	3,250,208	115,707,405
Symantec Corp.*	1,614,410	26,056,577

		193,040,538

Specialty Retail — 0.8%
Bed Bath & Beyond, Inc.*	770	22,630
Best Buy Co., Inc.(a)	663,100	34,912,215

		34,934,845

Telecommunications — 0.3%
Comverse Technology, Inc.*	23,803	410,602
Juniper Networks, Inc.*(a)	375,100	12,453,320

		12,863,922

Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc. (Class B Stock)(a)	370,000	23,768,800

Thrifts & Mortgage Finance — 0.7%
Fannie Mae(a)	731,100	29,229,378

Tobacco — 1.4%
Altria Group, Inc.	819,500	61,937,810

Wireless Telecommunication Services — 1.0%
NII Holdings, Inc.*(a)	446,300	21,565,216
Sprint Nextel Corp.	1,856,216	24,372,116

		45,937,332

TOTAL LONG-TERM INVESTMENTS (cost $3,528,659,749)		4,319,244,467

	Shares	Value (Note 2)

SHORT-TERM INVESTMENT — 14.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $642,456,158; includes $549,843,233 of cash collateral for securities on loan)(b)(w) (Note 4)	642,456,158	$642,456,158

TOTAL INVESTMENTS — 112.1% (cost $4,171,115,907)		4,961,700,625

LIABILITIES IN EXCESS OF OTHER ASSETS — (12.1)%		(536,499,233)

NET ASSETS — 100.0%		$4,425,201,392

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
RDU	Restricted Depositary Unit

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $525,086,153; cash collateral of $549,843,233 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(e)	Indicates a security illiquid and restricted as to resale. The aggregated cost of such security was $7,567,532. The aggregated value of $6,078,152 is approximately 0.14% of net assets.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A54

EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (12.4% represents investments purchased with collateral from securities on loan)	14.5%
Oil, Gas & Consumable Fuels	11.0
Communication Equipment	6.5
Pharmaceuticals	5.9
Insurance	5.0
Media	4.5
Software	4.4
Capital Markets	4.1
Industrial Conglomerates	3.5
Computers & Peripherals	3.2
Food & Staples Retailing	2.9
Biotechnology	2.6
Energy Equipment & Services	2.4
Diversified Financial Services	2.4
Food Products	2.4
Electric Utilities	2.2
Aerospace & Defense	1.9
Semiconductors & Semiconductor Equipment	1.8
Household Products	1.8
Multi-Utilities	1.6
Healthcare Equipment & Supplies	1.6
Internet Software & Services	1.6
Beverages	1.5
Commercial Banks	1.5
Consumer Finance	1.4
Tobacco	1.4
Metals & Mining	1.4
Chemicals	1.3
Diversified Consumer Services	1.1
Commercial Services & Supplies	1.1
Hotels, Restaurants & Leisure	1.0
Wireless Telecommunication Services	1.0
Construction	0.9
Multi-Line Retail	0.9
Healthcare Providers & Services	0.9
Capital Goods	0.9
Electrical Equipment	0.8
Specialty Retail	0.8
Building Materials	0.7
Electronic Components	0.7
Life Science Tools & Services	0.7
Independent Power Producers & Energy Traders	0.7
Thrifts & Mortgage Finance	0.7
Computer Software	0.6
Textiles, Apparel & Luxury Goods	0.5
Internet & Catalog Retail	0.5
Financial – Bank & Trust	0.4
Consumer Products & Services	0.4
Telecommunications	0.3
Auto Related	0.2

112.1
Liabilities in excess of other assets	(12.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A55

EQUITY PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $525,086,153:
Unaffiliated investments (cost $3,528,659,749)	$4,319,244,467
Affiliated investments (cost $642,456,158)	642,456,158
Cash	8,981,906
Receivable for investments sold	6,956,203
Dividends and interest receivable	6,157,776
Receivable for Series shares sold	240,720
Prepaid expenses	30,912

Total Assets	4,984,068,142

LIABILITIES
Collateral for securities on loan	549,843,233
Payable for investments purchased	5,841,986
Management fee payable	1,705,632
Payable for Series shares repurchased	1,118,432
Accrued expenses and other liabilities	352,932
Transfer agent fees payable	2,091
Deferred trustees’ fees	1,928
Distribution fee payable	322
Administration fee payable	194

Total Liabilities	558,866,750

NET ASSETS	$4,425,201,392

Net assets were comprised of:
Paid-in capital	$3,281,472,950
Retained earnings	1,143,728,442

Net assets, December 31, 2007	$4,425,201,392

Class I:
Net asset value and redemption price per share, $4,423,930,480 / 149,088,920 outstanding shares of beneficial interest (authorized 525,000,000 shares)	$29.67

Class II:
Net asset value and redemption price per share, $1,270,912 / 42,631 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$29.81

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,672,611 foreign withholding tax)	$66,237,534
Affiliated dividend income	4,641,175
Affiliated income from securities lending, net	1,846,798
Interest	53

72,725,560

EXPENSES
Management fee	20,151,275
Distribution fee—Class II	4,353
Administration fee—Class II	2,612
Custodian’s fees and expenses	389,000
Insurance expenses	96,000
Shareholders’ reports	90,000
Trustees’ fees	66,000
Audit fee	19,000
Commitment fee on syndicated credit agreement	10,000
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $5,000) (Note 4)	5,000
Miscellaneous	46,736

Total expenses	20,888,976

NET INVESTMENT INCOME	51,836,584

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	385,358,041
Foreign currency transactions	(167,742)

385,190,299

Net change in unrealized appreciation (depreciation) on:
Investments	(37,721,616)
Foreign currencies	1,027

(37,720,589)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	347,469,710

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$399,306,294

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$51,836,584	$47,026,456
Net realized gain on investment and foreign currency transactions	385,190,299	333,212,503
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(37,720,589)	125,859,212

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	399,306,294	506,098,171

Distributions
Class I	(49,976,890)	(46,000,931)
Class II	(9,549)	(11,345)

TOTAL DISTRIBUTIONS	(49,986,439)	(46,012,276)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold	29,826,206	56,539,838
Series shares issued in reinvestment of distributions	49,986,439	46,012,276
Series shares repurchased	(408,578,092)	(443,931,719)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(328,765,447)	(341,379,605)

TOTAL INCREASE IN NET ASSETS	20,554,408	118,706,290
NET ASSETS:
Beginning of year	4,404,646,984	4,285,940,694

End of year	$4,425,201,392	$4,404,646,984

SEE NOTES TO FINANCIAL STATEMENTS.

A56

FLEXIBLE MANAGED PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 92.0%
COMMON STOCKS — 64.5%	Shares	Value (Note 2)

Aerospace & Defense — 2.0%
Boeing Co. (The)	188,700	$16,503,702
European Aeronautic Defence and Space Co. (Netherlands)	32,645	1,041,918
General Dynamics Corp.	15,100	1,343,749
Honeywell International, Inc.	200,000	12,314,000
Lockheed Martin Corp.	174,600	18,378,396
Northrop Grumman Corp.	213,200	16,766,048
Raytheon Co.	43,300	2,628,310
United Technologies Corp.	83,800	6,414,052

		75,390,175

Air Freight & Logistics — 0.2%
Atlas Air Worldwide Holdings, Inc.(a)	9,200	498,824
Pacer International, Inc.	17,200	251,120
TNT NV (Netherlands)	22,436	926,674
United Parcel Service, Inc. (Class B Stock)	61,000	4,313,920

		5,990,538

Airlines — 0.1%
Air France KLM (France)	19,362	680,814
British Airways PLC (United Kingdom)(a)	35,460	218,643
Deutsche Lufthansa AG (Germany)	24,172	642,848
Japan Airlines Corp. (Japan)	47,000	106,585
Qantas Airways Ltd. (Australia)	365,105	1,734,736

		3,383,626

Auto Components — 0.1%
Aisin Seiki Co. Ltd. (Japan)	32,400	1,341,434
Bridgestone Corp. (Japan)	41,100	725,621
Denso Corp. (Japan)	20,500	834,233
NOK Corp. (Japan)	5,700	119,931
Rieter Holding AG (Switzerland)	577	254,825
Tokai Rika Co. Ltd. (Japan)	14,800	456,297
Toyota Industries Corp. (Japan)	16,600	673,026

		4,405,367

Automobiles — 0.4%
Daimler AG (Germany)	13,787	1,334,616
Fiat S.p.A. (Italy)	50,575	1,308,796
Harley-Davidson, Inc.	71,900	3,358,449
Honda Motor Co. Ltd. (Japan)	26,900	888,637
Nissan Motor Co. Ltd. (Japan)	28,700	313,246
Peugeot SA (France)	24,754	1,876,537
Renault SA (France)	7,304	1,035,953
Toyota Motor Corp. (Japan)	99,100	5,277,939
Volkswagen AG (Germany)	1,333	304,869

		15,699,042

Beverages — 1.5%
Anheuser-Busch Cos., Inc.	331,800	17,366,412
Asahi Breweries Ltd. (Japan)	6,400	107,955
Carlsberg A/S (Denmark)	7,400	895,246
Coca-Cola Co. (The)	156,700	9,616,679
Coca-Cola Hellenic Bottling Co. SA (Greece)	19,135	828,101
Coca-Cola West Holdings Co. Ltd. (Japan)	37,000	816,857
Molson Coors Brewing Co. (Class B Stock)(b)	24,200	1,249,204
Pepsi Bottling Group, Inc.	48,400	1,909,864
PepsiCo, Inc.	303,220	23,014,398

		55,804,716

SEE NOTES TO FINANCIAL STATEMENTS.

A57

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Biotechnology — 0.6%
Amgen, Inc.(a)	181,708	$8,438,520
CSL Limited (Australia)	47,568	1,506,948
Cubist Pharmaceuticals, Inc.(a)(b)	130,500	2,676,555
Millennium Pharmaceuticals, Inc.(a)(b)	108,500	1,625,330
OSI Pharmaceuticals, Inc.(a)(b)	102,600	4,977,126
PDL BioPharma, Inc.(a)(b)	55,900	979,368

		20,203,847

Building Products — 0.1%
Apogee Enterprises, Inc.	11,400	195,054
Asahi Glass Co. Ltd. (Japan)	100,000	1,322,539
Cie de Saint-Gobain (France)	19,285	1,818,339
Nippon Sheet Glass Co. Ltd. (Japan)	211,000	1,065,137
Sanwa Shutter Corp. (Japan)	49,000	240,563

		4,641,632

Capital Markets — 2.5%
3i Group PLC (United Kingdom)	15,656	312,584
Apollo Investment Corp.	44,300	755,315
Charles Schwab Corp. (The)	219,200	5,600,560
Credit Suisse Group (Switzerland)	52,665	3,167,855
Deutsche Bank AG (Germany)	25,177	3,293,767
Franklin Resources, Inc.	45,200	5,172,236
Goldman Sachs Group, Inc. (The)(b)	122,600	26,365,130
Investec PLC (United Kingdom)	46,075	412,956
Janus Capital Group, Inc.(b)	342,400	11,247,840
Lazard Ltd. (Class A Stock) (Bermuda)	77,200	3,140,496
Macquarie Bank Ltd. (Australia)	7,418	496,318
MCG Capital Corp.	27,600	319,884
Merrill Lynch & Co., Inc.(b)	274,200	14,719,056
MF Global Ltd. (Bermuda)(a)	18,100	569,607
Morgan Stanley(b)	223,490	11,869,554
TD Ameritrade Holding Corp.(a)(b)	178,000	3,570,680
UBS AG (Switzerland)	19,523	903,595

		91,917,433

Chemicals — 0.9%
Altana AG (Germany)	14,803	359,270
BASF AG (Germany)	15,021	2,223,820
Daicel Chemical Industries Ltd. (Japan)	17,000	101,656
Dainippon Ink and Chemicals, Inc. (Japan)	124,000	618,205
Dow Chemical Co. (The)	309,800	12,212,317
E. I. du Pont de Nemours & Co.	76,000	3,350,840
Eastman Chemical Co.	55,900	3,414,931
Koninklijke DSM NV (Netherlands)	37,404	1,768,018
Kuraray Co. Ltd. (Japan)	83,500	1,007,370
Mitsubishi Chemical Holdings Corp. (Japan)	205,000	1,564,085
Mitsubishi Gas Chemical Co., Inc. (Japan)	56,000	544,777
Nippon Shokubai Co. Ltd. (Japan)	36,000	344,951
Olin Corp.	139,600	2,698,468
OM Group, Inc.(a)(b)	21,900	1,260,126
Shin-Etsu Chemical Co. Ltd. (Japan)	6,000	373,147
Terra Industries, Inc.(a)(b)	49,800	2,378,448
Tosoh Corp. (Japan)	41,000	174,770
Zeon Corp. (Japan)	34,000	202,810
Zep, Inc.(a)(b)	24,600	341,202

		34,939,211

SEE NOTES TO FINANCIAL STATEMENTS.

A58

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Banks — 2.6%
Allied Irish Banks PLC (Ireland)	15,749	$360,838
Alpha Bank A.E. (Greece)	43,288	1,575,904
Australia & New Zealand Banking Group Ltd. (Australia)	3,496	83,664
Banco Bilbao Vizcaya Argentaria SA (Spain)	151,957	3,723,554
Banco BPI SA (Portugal)	45,911	359,786
Banco Espirito Santo SA (Portugal)	74,933	1,643,340
Banco Popolare Scarl (Italy)(a)	6,532	144,780
Banco Santander Central Hispano SA (Spain)	244,950	5,296,739
Barclays PLC (United Kingdom)	136,015	1,364,590
BB&T Corp.(b)	159,500	4,891,865
BNP Paribas (France)	35,500	3,852,230
Central Pacific Financial Corp.	15,100	278,746
Chiba Bank Ltd. (The) (Japan)	57,000	458,643
Comerica, Inc.	55,300	2,407,209
Comerzbank AG (Germany)	57,115	2,195,350
Commonwealth Bank of Australia (Australia)	10,915	562,764
Danske Bank A/S (Denmark)	50,500	1,977,897
Dexia (Belgium)	67,112	1,690,629
DNB NOR ASA (Norway)	129,500	1,979,521
Fifth Third Bancorp	61,300	1,540,469
Hachijuni Bank Ltd. (The) (Japan)	18,000	120,942
HBOS PLC (United Kingdom)	135,366	1,980,532
HSBC Holdings PLC (United Kingdom)	191,011	3,201,514
Huntington Bancshares, Inc.(b)	267,400	3,946,824
Hypo Real Estate Holding AG (Germany)	26,676	1,415,372
Intesa Sanpaolo S.p.A (Italy)	73,808	583,799
Jyske Bank A/S (Denmark)(a)	3,450	271,939
KeyCorp	231,700	5,433,365
Lloyds TSB Group PLC (United Kingdom)	101,341	952,165
Mitsubishi UFJ Financial Group, Inc. (Japan)	28,400	267,810
National Australia Bank Ltd. (Australia)	18,628	613,597
National Bank of Greece SA (Greece)	6,265	430,325
Regions Financial Corp.(b)	167,600	3,963,740
Royal Bank of Scotland Group PLC (United Kingdom)	352,939	3,119,375
Skandinaviska Enskilda Banken AB (Class A Stock) (Sweden)	36,900	944,880
Societe Generale (France)	10,640	1,538,979
Sumitomo Mitsui Financial Group, Inc. (Japan)	136	1,006,438
Svenska Handelbanken (Class A Stock) (Sweden)	46,600	1,492,481
Sydbank A/S (Denmark)	7,756	333,429
U.S. Bancorp	149,732	4,752,494
UniCredito Italiano S.p.A (Italy)	298,052	2,475,160
Wachovia Corp.(b)	119,600	4,548,388
Wells Fargo & Co.	510,700	15,418,034
Westpac Banking Corp. (Australia)	49,528	1,204,371
Zions Bancorporation	14,000	653,660

		97,058,131

Commercial Services & Supplies — 0.4%
Administaff, Inc.	56,900	1,609,132
American Reprographics Co.(a)	23,100	380,688
CRA International, Inc.(a)	14,700	699,867
Downer EDI Ltd. (Australia)	116,025	544,861
Hays PLC (United Kingdom)	45,694	105,057
Herman Miller, Inc.	25,500	825,945
Michael Page International PLC (United Kingdom)	49,957	286,401
PeopleSupport, Inc.(a)(b)	41,000	560,880
Robert Half International, Inc.	140,800	3,807,232
Steelcase, Inc. (Class A Stock)	81,400	1,291,818
Stericycle, Inc.(a)(b)	56,900	3,379,860

SEE NOTES TO FINANCIAL STATEMENTS.

A59

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies (continued)
TrueBlue, Inc.(a)	108,500	$1,571,080
Waste Management, Inc.	17,200	561,924

		15,624,745

Communications Equipment — 1.3%
Cisco Systems, Inc.(a)	619,900	16,780,693
CommScope, Inc.(a)	28,400	1,397,564
Juniper Networks, Inc.(a)(b)	419,500	13,927,400
Nokia Corp. OYJ (Finland)	145,344	5,635,515
QUALCOMM, Inc.	218,400	8,594,040
Uniden Corp. (Japan)	12,000	69,323

		46,404,535

Computers & Peripherals — 2.6%
Apple, Inc.(a)	57,000	11,290,560
Dell, Inc.(a)	142,400	3,490,224
Emulex Corp.(a)	17,800	290,496
Hewlett-Packard Co.	647,865	32,704,225
International Business Machines Corp.(b)	315,700	34,127,170
Network Appliance, Inc.(a)	454,700	11,349,312
Seagate Technology (Cayman Islands)	124,200	3,167,100
Wincor Nixdorf AG (Germany)	4,206	397,743

		96,816,830

Construction & Engineering — 0.1%
ACS Actividades de Construccion y Servicios SA (Spain)	19,800	1,176,763
COMSYS Holdings Corp. (Japan)	57,000	463,948
Granite Construction, Inc.(b)	32,300	1,168,614
JGC Corp.	16,000	274,339
Vinci SA (France)	1,312	97,157
YIT OYJ (Finland)	9,597	210,329

		3,391,150

Construction Materials — 0.1%
Cimpor Cimentos de Portugal SGPS SA (Portugal)	20,887	183,227
Holcim Ltd. (Switzerland)	10,060	1,077,841
Italcementi S.p.A (Italy)	14,698	314,388
Lafarge SA (France)	14,955	2,722,192

		4,297,648

Consumer Finance — 0.1%
American Express Co.	30,100	1,565,802
AmeriCredit Corp.(a)(b)	139,500	1,784,205
Capital One Financial Corp.(b)	23,200	1,096,432
Cash America International, Inc.	5,800	187,340
Takefuji Corp. (Japan)	24,170	580,530

		5,214,309

Containers & Packaging — 0.2%
Ball Corp.	40,000	1,800,000
Pactiv Corp.(a)(b)	233,900	6,228,757
Rock-Tenn Co. (Class A Stock)	8,900	226,149

		8,254,906

Distributors
Jardine Cycle & Carriage Ltd.	17,548	262,022
Li & Fung Ltd. (Bermuda)	98,000	390,699
Pacific Brands Ltd. (Australia)	228,356	648,514

		1,301,235

Diversified Consumer Services
ITT Educational Services, Inc.(a)	11,200	955,024

SEE NOTES TO FINANCIAL STATEMENTS.

A60

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Diversified Financial Services — 2.5%
Babcock & Brown Ltd. (Australia)	9,982	$234,800
Bank of America Corp.	725,782	29,945,765
Challenger Financial Services Group Ltd. (Australia)	85,589	370,731
CIT Group, Inc.(b)	30,400	730,512
Citigroup, Inc.	959,562	28,249,505
Deutsche Boerse AG (Germany)	940	185,534
Fortis (Belgium)	51,208	1,348,387
Hong Kong Exchanges and Clearing Ltd. (Hong Kong)	56,000	1,569,892
ING Groep NV (Netherlands)	82,449	3,224,572
JPMorgan Chase & Co.	576,494	25,163,963
Moody’s Corp.(b)	53,100	1,895,670
OKO Bank PLC (Finland)	36,730	701,875
Singapore Exchange Ltd. (Singapore)	100,000	916,054

		94,537,260

Diversified Telecommunication Services — 2.4%
AT&T, Inc.	1,244,147	51,706,749
Belgacom SA (Belgium)	33,817	1,668,181
BT Group PLC (United Kingdom)	210,438	1,142,546
CenturyTel, Inc.	162,200	6,724,812
France Telecom SA (France)	65,900	2,372,119
Nippon Telegraph & Telephone Corp. (Japan)	183	909,680
Portugal Telecom SGPS SA (Portugal)	16,268	212,397
Swisscom AG (Switzerland)	1,952	762,076
Tele2 AB (Class B Stock) (Sweden)	47,500	951,734
Telecom Corp. of New Zealand Ltd. (New Zealand)	251,523	840,223
Telecom Italia S.p.A (Italy)	850,031	2,020,776
Telefonica SA (Spain)	46,067	1,496,570
Verizon Communications, Inc.	317,388	13,866,682
Windstream Corp.	402,300	5,237,946

		89,912,491

Electrical Equipment — 0.9%
ABB Ltd. (Switzerland)	82,764	2,384,633
Acuity Brands, Inc.(b)	47,300	2,128,500
Alstom (France)	3,811	819,067
Emerson Electric Co.	183,400	10,391,443
First Solar, Inc.(a)(b)	2,400	641,136
Hitachi Cable Ltd. (Japan)	66,000	389,472
Prysmian SpA (Italy)(a)	4,590	113,346
Rockwell Automation, Inc.	151,500	10,447,439
Schneider Electric SA (France)	15,126	2,049,619
Sumitomo Electric Industries Ltd. (Japan)	30,400	479,455
Thomas & Betts Corp.(a)(b)	29,700	1,456,488
Vestas Wind Systems A/S (Denmark)(a)	7,474	808,943

		32,109,541

Electric Utilities — 1.3%
American Electric Power Co., Inc.	177,700	8,273,712
CLP Holdings Ltd. (Hong Kong)	89,500	608,065
Duke Energy Corp.	613,900	12,382,363
E.On AG (Germany)	26,290	5,596,864
Edison International	210,100	11,213,037
Enel S.p.A (Italy)	134,410	1,598,645
Energias de Portugal SA (Portugal)	24,101	157,509
FirstEnergy Corp.	49,600	3,588,064
Hokkaido Electric Power Co., Inc. (Japan)	4,100	88,380
Hong Kong Electric Holdings Ltd. (Hong Kong)	28,000	160,239
Portland General Electric Co.	32,900	913,962
PPL Corp.	10,300	536,527

SEE NOTES TO FINANCIAL STATEMENTS.

A61

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electric Utilities (continued)
Public Power Corp. SA (Greece)	9,825	$517,128
Scottish & Southern Energy PLC (United Kingdom)	11,871	387,067
Union Fenosa, SA (Spain)	21,457	1,449,038

		47,470,600

Electronic Equipment & Instruments — 0.5%
Agilent Technologies, Inc.(a)	344,700	12,664,278
FUJIFILM Holdings Corp. (Japan)	8,500	355,772
Hitachi Cable Ltd. (Japan)	72,000	534,913
Jabil Circuit, Inc.	286,500	4,374,855
Kyocera Corp. (Japan)	4,400	388,847
Omron Corp. (Japan)	49,100	1,155,982
Venture Co. Ltd. (Singapore)	22,000	192,953

		19,667,600

Energy Equipment & Services — 1.0%
Halliburton Co.	534,300	20,255,313
Hornbeck Offshore Services, Inc.(a)(b)	121,100	5,443,445
National-Oilwell Varco, Inc.(a)(b)	58,600	4,304,756
Schlumberger Ltd. (Netherlands)	42,700	4,200,399
SEACOR Holdings, Inc.(a)(b)	18,200	1,687,868
Unit Corp.(a)	10,400	481,000
WorleyParsons Ltd. (Australia)	60,044	2,704,946

		39,077,727

Exchange Traded Fund
iShares MSCI EAFE Index Fund	4,800	376,800

Food & Staples Retailing — 1.4%
Casino Guichard-Perrachon SA (France)	12,240	1,331,248
Circle K Sunkus Co. Ltd. (Japan)	8,800	130,073
CVS Caremark Corp.	59,800	2,377,050
FamilyMart Co. Ltd. (Japan)	6,900	216,071
Koninklijke Ahold NV (Netherlands)	12,963	180,618
Kroger Co. (The)	374,100	9,992,210
Matsumotokiyoshi Holdings Co. Ltd. (Japan)	13,000	316,520
Safeway, Inc.	45,300	1,549,713
SUPERVALU, Inc.	66,600	2,498,832
Sysco Corp.	46,400	1,448,144
UNY Co. Ltd. (Japan)	62,000	523,699
Wal-Mart Stores, Inc.	614,600	29,211,937
Wesfarmers Ltd. (Australia)(a)	4,488	160,386
Woolworths Ltd. (Australia)	83,507	2,476,485

		52,412,986

Food Products — 0.9%
Archer-Daniels-Midland Co.	143,200	6,648,775
ConAgra Foods, Inc.	133,300	3,171,207
Danisco A/S (Denmark)	5,850	414,658
East Asiatic Co. Ltd. A/S (Denmark)	8,750	681,979
Ebro Puleva SA (Spain)	20,374	373,540
Futuris Corp. Ltd. (Australia)	144,676	271,386
General Mills, Inc.	179,500	10,231,499
Goodman Fielder Ltd. (Australia)	688,032	1,137,418
Nestle SA (Class B Stock) (Switzerland)	7,935	3,644,570
Pilgrim’s Pride Corp.(b)	71,900	2,081,505
Unilever NV (Netherlands)	28,858	1,061,127
Unilever PLC (United Kingdom)	61,219	2,303,207
Wilmar International Ltd. (Singapore)	306,000	1,137,072

		33,157,943

SEE NOTES TO FINANCIAL STATEMENTS.

A62

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Gas Utilities
AGL Resources, Inc.	10,800	$406,512
Gas Natural SDG SA (Spain)	10,522	615,656
Nicor, Inc.	5,400	228,690
Southwest Gas Corp.	8,000	238,160

		1,489,018

Healthcare Equipment & Supplies — 1.1%
Analogic Corp.	8,800	595,936
Baxter International, Inc.	168,900	9,804,645
Becton, Dickinson & Co.	136,200	11,383,596
Covidien Ltd. (Bermuda)	85,200	3,773,508
Invacare Corp.	12,800	322,560
Medtronic, Inc.	157,100	7,897,417
Mentor Corp.(b)	53,600	2,095,760
Olympus Corp. (Japan)	23,000	937,365
Stryker Corp.	26,000	1,942,720
Terumo Corp. (Japan)	1,800	93,839

		38,847,346

Healthcare Providers & Services — 1.8%
Cardinal Health, Inc.	4,700	271,425
Chemed Corp.	21,300	1,190,244
Express Scripts, Inc.(a)(b)	238,600	17,417,800
Medco Health Solutions, Inc.(a)	4,600	466,440
Parkway Holdings Ltd. (Singapore)	89,000	241,863
Suzuken Co. Ltd. (Japan)	13,100	466,286
UnitedHealth Group, Inc.	439,200	25,561,440
WellPoint, Inc.(a)	241,900	21,221,887

		66,837,385

Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc. (Australia)	209,350	4,094,886
Darden Restaurants, Inc.(b)	198,000	5,486,580
Enterprise Inns PLC (United Kingdom)	54,540	528,724
Jack in the Box, Inc.(a)(b)	106,400	2,741,928
McDonald’s Corp.(b)	130,100	7,664,191
OPAP SA (Greece)	1,723	69,074
Panera Bread Co. (Class A Stock)(a)(b)	9,600	343,872
Sonic Corp.(a)(b)	96,700	2,117,730
Wyndham Worldwide Corp.	94,200	2,219,352
Yum! Brands, Inc.	367,900	14,079,533

		39,345,870

Household Durables — 0.3%
Barratt Developments PLC (United Kingdom)	46,780	424,164
Bellway PLC (United Kingdom)	22,614	375,204
Bovis Homes Group PLC (United Kingdom)	9,954	122,057
Harman International Industries, Inc.	29,600	2,181,816
Makita Corp. (Japan)	4,100	171,409
Matsushita Electric Industrial Co. Ltd. (Japan)	49,000	1,004,053
Persimmon PLC (United Kingdom)	2,974	47,360
Sekisui Chemical Co. Ltd. (Japan)	190,000	1,269,114
Sekisui House Ltd. (Japan)	130,000	1,389,488
Stanley Works (The)	36,800	1,784,064
Taylor Wimpey PLC (United Kingdom)	252,607	1,022,024
Whirlpool Corp.	15,800	1,289,754

		11,080,507

Household Products — 1.4%
Clorox Co. (The)(b)	40,100	2,613,317
Kimberly-Clark Corp.	245,400	17,016,036

SEE NOTES TO FINANCIAL STATEMENTS.

A63

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Household Products (continued)
Procter & Gamble Co.	390,905	$28,700,245
Reckitt Benckiser Group PLC (United Kingdom)	46,355	2,688,878

		51,018,476

Independent Power Producers & Energy Traders — 0.4%
AES Corp. (The)(a)	258,200	5,522,898
Constellation Energy Group, Inc.	74,000	7,587,220

		13,110,118

Industrial Conglomerates — 2.1%
3M Co.	172,200	14,519,904
Cookson Group PLC (United Kingdom)	15,018	208,367
General Electric Co.	1,603,900	59,456,573
Keppel Corp. Ltd. (Singapore)	115,000	1,024,728
Koninklijke (Royal) Philips Electronics NV (Netherlands)	5,309	229,135
Rheinmetall AG (Germany)	932	74,700
SembCorp Industries Ltd. (Singapore)	159,000	631,955
Siemens AG (Germany)	7,405	1,173,809
Wendel (France)	4,135	598,150

		77,917,321

Insurance — 3.3%
ACE Ltd. (Cayman Islands)	182,000	11,243,960
Aegon NV (Netherlands)	44,331	783,604
Allianz AG (Germany)	18,076	3,913,467
Allstate Corp. (The)	289,000	15,094,470
AMBAC Financial Group, Inc.(b)	57,200	1,474,044
American Financial Group, Inc.(b)	120,300	3,474,264
American International Group, Inc.	461,435	26,901,660
Arch Capital Group Ltd. (Bermuda)(a)	20,200	1,421,070
Aviva PLC (United Kingdom)	106,705	1,429,502
AXA SA (France)	52,158	2,088,699
Chubb Corp. (The)	145,100	7,919,558
CNP Assurances (France)	4,013	522,124
Endurance Specialty Holdings Ltd. (Bermuda)	20,200	842,946
Hartford Financial Services Group, Inc.	65,100	5,676,069
Legal & General Group PLC (United Kingdom)	141,000	366,562
MBIA, Inc.(b)	66,000	1,229,580
MetLife, Inc.(b)	62,900	3,875,898
Montpelier Re Holdings Ltd. (Bermuda)	42,700	726,327
Muenchener Rueckversicherungs — Gesellschaft AG (Germany)	14,375	2,792,109
Old Mutual PLC (United Kingdom)	90,996	303,586
PartnerRe Ltd. (Bermuda)	11,900	982,107
Platinum Underwriters Holdings Ltd. (Bermuda)	23,500	835,660
Royal & Sun Alliance Insurance Group (United Kingdom)	464,556	1,370,475
SCOR SE (France)	24,865	636,194
Suncorp-Metway Ltd. (Australia)	32,346	477,427
Swiss Life Holding (Switzerland)	2,430	607,420
Swiss Reinsurance (Switzerland)	25,784	1,832,198
Travelers Cos, Inc. (The)	326,000	17,538,799
XL Capital Ltd. (Class A Stock)	79,400	3,994,614
Zurich Financial Services AG (Switzerland)	6,305	1,851,709

		122,206,102

Internet & Catalog Retail
Home Retail Group (United Kingdom)	221,881	1,448,701

Internet Software & Services — 0.8%
EarthLink, Inc.(a)(b)	322,600	2,280,782
eBay, Inc.(a)	496,100	16,465,559

SEE NOTES TO FINANCIAL STATEMENTS.

A64

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (continued)
Google, Inc. (Class A Stock)(a)	14,800	$10,233,904
Tencent Holdings Ltd. (China)	79,000	590,041

		29,570,286

IT Services — 0.5%
Accenture Ltd. (Class A Stock) (Bermuda)	32,400	1,167,372
Automatic Data Processing, Inc.	313,800	13,973,514
MasterCard, Inc. (Class A Stock)(b)	15,000	3,228,000
SYKES Enterprises, Inc.(a)	30,100	541,800

		18,910,686

Leisure Equipment & Products — 0.1%
Nikon Corp. (Japan)	39,000	1,326,714
Sankyo Co. Ltd. (Japan)	3,300	152,469
Yamaha Corp. (Japan)	14,500	330,839

		1,810,022

Life Sciences, Tools & Services — 0.4%
Applera Corp. – Applied Biosystems Group	43,300	1,468,736
Invitrogen Corp.(a)(b)	21,600	2,017,656
Thermo Fisher Scientific, Inc.(a)	9,500	547,960
Waters Corp.(a)	130,500	10,318,635

		14,352,987

Machinery — 1.0%
Charter PLC (United Kingdom)(a)	45,541	719,340
Cummins, Inc.	22,000	2,802,140
Eaton Corp.	89,500	8,677,025
EnPro Industries, Inc.(a)(b)	16,400	502,660
Illinois Tool Works, Inc.	68,300	3,656,782
Ingersoll-Rand Co. (Class A Stock) (Bermuda)	222,600	10,344,223
Komatsu Ltd. (Japan)	81,800	2,193,808
Komori Corp. (Japan)	30,000	661,091
Konecranes Oyj (Finland)	16,512	569,254
Kubota Corp. (Japan)	36,000	242,263
MAN AG (Germany)	8,304	1,386,003
NSK Ltd. (Japan)	43,000	440,768
Sandvik AB (Sweden)	30,007	516,506
Sumitomo Heavy Industries Ltd. (Japan)	20,000	182,352
Trelleborg AB (Class B Stock) (Sweden)	22,700	475,902
Trinity Industries, Inc.(b)	87,200	2,420,672

		35,790,789

Marine — 0.1%
Cosco Corp (Singapore) Ltd. (Singapore)	70,000	276,355
Kawasaki Kisen Kaisha Ltd. (Japan)	52,000	504,812
Mitsui OSK Lines Ltd. (Japan)	153,000	1,934,271
Neptune Orient Lines Ltd. (Singapore)	71,000	190,861
Nippon Yusen Kabushiki Kaish (Japan)	84,000	661,751
Orient Overseas International Ltd. (Hong Kong)	21,000	153,852
TBS International Ltd. (Class A Stock) (Bermuda)(a)	8,900	294,234

		4,016,136

Media — 2.1%
CBS Corp. (Class B Stock)(b)	362,019	9,865,018
Comcast Corp. (Class A Stock)(a)(b)	111,073	2,028,193
Daily Mail & General Trust (United Kingdom)	30,597	302,553
DIRECTV Group, Inc. (The)(a)	183,300	4,237,896
Gestevision Telecinco SA (Spain)	33,559	859,128
Lagardere SCA (France)	7,997	599,684
Marvel Entertainment, Inc.(a)(b)	97,800	2,612,238
Time Warner, Inc.	1,124,850	18,571,274

SEE NOTES TO FINANCIAL STATEMENTS.

A65

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media (continued)
Valassis Communications, Inc.(a)(b)	78,600	$918,834
Viacom, Inc. (Class B Stock)(a)	324,900	14,269,608
Vivendi Universal SA (France)	68,790	3,156,031
Walt Disney Co.	676,000	21,821,280
Yell Group PLC (United Kingdom)	17,095	136,458

		79,378,195

Metals & Mining — 1.4%
Acerinox SA (Spain)	20,192	496,851
Alcoa, Inc.	424,800	15,526,440
Anglo American PLC (United Kingdom)	7,561	463,570
ArcelorMittal (Luxembourg)	11,115	893,789
BHP Billiton Ltd. (Australia)	105,439	3,685,940
BHP Billiton PLC (United Kingdom)	99,994	3,077,290
Boliden AB (Sweden)	13,100	164,682
Kobe Steel Ltd. (Japan)	217,000	699,577
Mitsubishi Materials Corp. (Japan)	150,000	633,384
Newmont Mining Corp.	186,600	9,111,678
Nippon Steel Corp. (Japan)	84,000	514,159
Nisshin Steel Co. Ltd. (Japan)	97,000	335,149
Nucor Corp.	8,000	473,760
Outokumpu OYJ (Finland)	26,454	820,342
Rio Tinto PLC (United Kingdom)	39,715	4,203,453
Salzgitter AG (Germany)	9,598	1,420,819
Sumitomo Metal Mining Co. Ltd. (Japan)	29,000	490,289
Thyssenkrupp AG (Germany)	40,662	2,280,501
United States Steel Corp.	45,900	5,549,769
Voestalpine AG (Austria)	9,193	664,640
Yamato Kogyo Co. Ltd. (Japan)	6,000	242,923

		51,749,005

Multiline Retail — 0.2%
Big Lots, Inc.(a)(b)	84,600	1,352,754
Dollar Tree Stores, Inc.(a)	45,500	1,179,360
J.C. Penney Co., Inc.	98,800	4,346,212
Marks & Spencer Group PLC (United Kingdom)	113,014	1,259,810
Next PLC (United Kingdom)	8,270	267,348
Ryohin Keikaku Co. Ltd. (Japan)	1,200	72,034

		8,477,518

Multi-Utilities — 0.4%
AGL Energy Ltd. (Australia)	10,777	125,456
Centerpoint Energy, Inc.	38,800	664,644
Centrica PLC (United Kingdom)	302,580	2,160,812
Consolidated Edison, Inc.	132,300	6,462,855
Integrys Energy Group, Inc.	8,100	418,689
National Grid PLC (United Kingdom)	150,205	2,493,649
NiSource, Inc.	61,300	1,157,957
RWE AG (Germany)	3,184	448,992
Suez SA (France)	13,041	887,933

		14,820,987

Office Electronics — 0.4%
Canon, Inc. (Japan)	20,700	947,368
Konica Minolta Holdings, Inc. (Japan)	21,000	368,151
Ricoh Co. Ltd. (Japan)	102,000	1,862,147
Xerox Corp.	763,500	12,361,065

		15,538,731

SEE NOTES TO FINANCIAL STATEMENTS.

A66

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels — 6.8%
BP PLC (United Kingdom)	521,181	$6,380,411
Chesapeake Energy Corp.	292,000	11,446,400
Chevron Corp.	464,856	43,385,010
ConocoPhillips (Class B Stock)	348,434	30,766,722
EFG Eurobank Ergasias (Greece)	5,761	202,823
ENI S.p.A (Italy)	57,232	2,096,088
Exxon Mobil Corp.	983,716	92,164,352
Holly Corp.	28,400	1,445,276
Idemitsu Kosan Co. Ltd. (Japan)	2,400	252,780
Marathon Oil Corp.(b)	246,300	14,989,818
Nippon Oil Corp. (Japan)	249,000	2,013,009
Occidental Petroleum Corp.	124,600	9,592,954
OMV AG (Austria)	21,788	1,765,415
Repsol YPF SA (Spain)	48,540	1,730,200
Royal Dutch Shell PLC (Class B Stock) (United Kingdom)	90,079	3,747,613
Royal Dutch Shell PLC (United Kingdom)	55,023	2,312,158
Singapore Petroleum Co. Ltd. (Singapore)	220,000	1,148,527
Sunoco, Inc.	39,000	2,825,160
Swift Energy Co.(a)	10,900	479,927
Total SA (France)	53,410	4,437,754
Valero Energy Corp.	248,100	17,374,443
Williams Cos., Inc. (The)	88,700	3,173,686

		253,730,526

Paper & Forest Products — 0.2%
International Paper Co.	151,400	4,902,332
Mondi Ltd. (South Africa)	4,889	46,141
Mondi PLC (United Kingdom)	58,887	498,188
Sonae Industria SGPS SA (Portugal)(a)	36,170	351,668

		5,798,329

Personal Products
Herbalife Ltd. (Cayman Islands)	17,100	688,788
Oriflame Cosmetics SA (Sweden)	8,200	523,982

		1,212,770

Pharmaceuticals — 3.9%
Abbott Laboratories	180,500	10,135,075
Astellas Pharma, Inc. (Japan)	17,900	776,334
AstraZeneca PLC (United Kingdom)	60,598	2,610,361
Bristol-Myers Squibb Co.	40,000	1,060,800
Eli Lilly & Co.	279,400	14,917,166
GlaxoSmithKline PLC (United Kingdom)	152,103	3,872,516
H Lundbeck A/S (Denmark)	9,600	259,762
Johnson & Johnson	523,998	34,950,667
King Pharmaceuticals, Inc.(a)	308,600	3,160,064
Kyowa Hakko Kogyo Co. Ltd. (Japan)	53,000	566,044
Merck & Co., Inc.	298,700	17,357,457
Novartis AG (Switzerland)	24,679	1,353,677
Pfizer, Inc.	1,525,565	34,676,092
Roche Holding AG-Genusshein (Switzerland)	9,449	1,632,491
Sanofi-Aventis (France)	35,875	3,303,372
Shire PLC (United Kingdom)	18,472	422,492
Takeda Pharmaceutical Co. Ltd. (Japan)	11,100	648,471
Wyeth	279,300	12,342,267

		144,045,108

Real Estate Investment Trusts — 0.4%
Annaly Capital Management, Inc.(b)	221,400	4,025,053
Ashford Hospitality Trust, Inc.	81,600	586,704

SEE NOTES TO FINANCIAL STATEMENTS.

A67

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Brandywine Realty Trust	87,400	$1,567,082
CBL & Associates Properties, Inc.	32,000	765,120
Centro Properties Group	15,744	13,771
First Industrial Realty Trust, Inc.(b)	47,000	1,626,200
Host Hotels & Resorts, Inc.	123,700	2,107,848
ING Industrial Fund (Australia)	386,508	856,334
Mirvac Group (Australia)	149,661	782,140
NorthStar Realty Finance Corp.(b)	87,400	779,608
Strategic Hotels & Resorts, Inc.(b)	39,200	655,816
Sunstone Hotel Investors, Inc.	9,300	170,097
Westfield Group (Australia)	4,445	81,266

		14,017,039

Real Estate Management & Development — 0.1%
Cheung Kong Holdings Ltd. (Hong Kong)	57,000	1,041,359
City Developments Ltd. (Singapore)	25,000	243,470
Jones Lang LaSalle, Inc.	9,100	647,556
K.K. DaVinci Advisors (Japan)(a)	404	350,006
Leopalace21 Corp. (Japan)	16,400	440,631
Swire Pacific Ltd. (Hong Kong)	40,000	548,125
Wharf (Holdings) Ltd. (The) (Hong Kong)(a)	241,000	1,246,698

		4,517,845

Road & Rail — 0.2%
Nippon Express Co. Ltd. (Japan)	19,000	96,940
Ryder System, Inc.	12,000	564,120
Seino Holdings Co. Ltd. (Japan)	39,000	262,421
Union Pacific Corp.	40,300	5,062,487

		5,985,968

Semiconductors & Semiconductor Equipment — 1.4%
ASML Holding NV (Netherlands)	7,334	232,254
Integrated Device Technology, Inc.(a)	58,400	660,504
Intel Corp.	832,700	22,199,782
Lam Research Corp.(a)	121,100	5,235,153
Linear Technology Corp.(b)	182,500	5,808,975
NVIDIA Corp.(a)(b)	340,600	11,587,212
Semtech Corp.(a)(b)	46,000	713,920
Texas Instruments, Inc.(b)	25,300	845,020
Varian Semiconductor Equipment Associates, Inc.(a)	59,700	2,208,900
Zoran Corp.(a)(b)	135,400	3,047,854

		52,539,574

Software — 2.6%
Adobe Systems, Inc.(a)	150,800	6,443,684
Advent Software, Inc.(a)(b)	18,000	973,800
BMC Software, Inc.(a)	56,200	2,002,968
Intuit, Inc.(a)	193,500	6,116,535
Lawson Software, Inc.(a)	27,200	278,528
Microsoft Corp.	1,703,100	60,630,360
Nintendo Co. Ltd. (Japan)	5,700	3,346,766
Oracle Corp.(a)	203,000	4,583,740
Symantec Corp.(a)(b)	701,100	11,315,754

		95,692,135

Specialty Retail — 1.1%
AnnTaylor Stores Corp.(a)(b)	44,300	1,132,308
Asbury Automotive Group	58,500	880,425
Belle International Holdings Ltd. (China)	51,000	76,298
Best Buy Co., Inc.(b)	220,200	11,593,530
Christopher & Banks Corp.	31,900	365,255
Esprit Holdings Ltd. (Hong Kong)	65,400	963,032

SEE NOTES TO FINANCIAL STATEMENTS.

A68

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Group 1 Automotive, Inc.(b)	14,200	$337,250
Gymboree Corp.(a)(b)	129,000	3,929,340
Hennes & Mauritz AB (Class B Stock) (Sweden)	5,200	316,592
Hikari Tsushin, Inc. (Japan)	3,200	108,582
Home Depot, Inc.	496,750	13,382,446
Limited Brands, Inc.(b)	317,000	6,000,810
Rent-A-Center, Inc.(a)	177,400	2,575,848
Shimachu Co. Ltd. (Japan)	2,900	81,705

		41,743,421

Textiles, Apparel & Luxury Goods — 0.3%
Jones Apparel Group, Inc.(b)	196,100	3,135,639
Liz Claiborne, Inc.(b)	45,800	932,030
Nisshinbo Industries, Inc. (Japan)	21,000	256,062
Swatch Group AG (Switzerland)	11,058	652,941
VF Corp.	40,900	2,808,194
Warnaco Group, Inc. (The)(a)(b)	97,900	3,406,921

		11,191,787

Thrifts & Mortgage Finance — 0.3%
Hudson City Bancorp, Inc.	617,300	9,271,846
Washington Mutual, Inc.(b)	41,300	562,093

		9,833,939

Tobacco — 0.9%
Altria Group, Inc.	187,100	14,141,017
British American Tobacco PLC (United Kingdom)	21,293	832,884
Imperial Tobacco Group PLC (United Kingdom)	55,194	2,979,659
Reynolds American, Inc.(b)	210,600	13,891,176

		31,844,736

Trading Companies & Distributors — 0.2%
Itochu Corp. (Japan)	119,000	1,148,307
Marubeni Corp. (Japan)	146,000	1,023,023
Mitsubishi Corp. (Japan)	33,000	893,135
Mitsui & Co. Ltd. (Japan)	93,000	1,942,086
Sumitomo Corp. (Japan)	66,100	924,830

		5,931,381

Transportation Infrastructure
Hopewell Holdings (Hong Kong)	119,000	545,602
Kamigumi Co. Ltd. (Japan)	31,000	223,708

		769,310

Wireless Telecommunication Services — 0.5%
KDDI Corp. (Japan)	96	710,311
Sprint Nextel Corp.	959,100	12,592,983
Vodafone Group PLC (United Kingdom)	1,794,633	6,708,975

		20,012,269

TOTAL COMMON STOCKS (cost $2,104,931,744)		2,396,999,371

PREFERRED STOCK — 0.1%
Automobiles — 0.1%
Porsche AG (Germany) (cost $685,818)	649	1,310,487

RIGHTS
Real Estate Management & Development
Wharf (Holdings) Ltd. (The) (Hong Kong)(a) (cost $0)	30,125	41,339

SEE NOTES TO FINANCIAL STATEMENTS.

A69

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS — 27.4%
Aerospace & Defense — 0.2%
BAE Systems Holdings, Inc.,
Notes, 144A
4.75%	08/15/10	Baa2	$2,150	$2,165,237
Boeing Capital Corp.,(b)
Sr. Notes
6.10%	03/01/11	A2	925	969,552
Goodrich Corp.,
Notes
6.80%	07/01/36	Baa2	848	906,150
Northrop Grumman Corp.,
Gtd. Notes
7.125%	02/15/11	Baa1	3,500	3,730,111
Raytheon Co.,
Sr. Notes
5.50%	11/15/12	Baa1	595	619,510

				8,390,560

Airlines — 0.1%
American Airlines, Inc.,
Pass-thru Certs., Ser. 01-1
6.817%	05/23/11	Ba1	2,520	2,441,249
Continental Airlines, Inc.,
Pass-thru Certs., Ser. 981A
6.648%	09/15/17	Baa2	357	358,729
Delta Air Lines, Inc.,(b)
Pass-thru Certs., 144A
6.821%	08/10/22	Baa1	520	491,452
Southwest Airlines Co.,
Notes
6.50%	03/01/12	Baa1	1,005	1,040,680

				4,332,110

Asset Backed Securities — 0.7%
American Express Credit Account Master Trust,(g)
Ser. 2004-4, Class C, 144A
5.4975%	03/15/12	Baa1	1,170	1,151,533
Ser. 2004-C, Class C, 144A
5.5275%	02/15/12	Baa1	386	385,741
Amortizing Residential Collateral Trust,(g)
Ser. 2002-BC7, Class M2
6.215%	10/25/32	BB(f)	118	63,890
Ser. 2002-BC9, Class M1
6.515%	12/25/32	Aa2	2,498	2,248,696
Bank of America Credit Card Trust,(g)
Ser. 2006-C5, Class C5
5.4275%	01/15/16	Baa2	3,209	2,971,802
Bank One Issuance Trust,
Ser. 2003-C1, Class C1
4.54%	09/15/10	Baa2	1,820	1,819,872
CDC Mortgage Capital Trust,(g)
Ser. 2002-HE3, Class M1
6.515%	03/25/33	A1	796	632,263
Centex Home Equity,(g)
Ser. 2005-A, Class M2
5.365%	01/25/35	Aa2	1,790	1,634,838
Citibank Credit Card Insurance Trust,(g)
Ser. 2006-C1, Class C1
5.3488%	02/20/15	Baa2	1,350	1,241,041

SEE NOTES TO FINANCIAL STATEMENTS.

A70

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Asset Backed Securities (continued)
Credit-Based Asset Servicing and Securitization LLC,
Ser. 2005-CB6, Class A3
5.12%	07/25/35	Aaa	$1,400	$1,392,390
Equity One ABS, Inc.,
Ser. 2004-3, Class M1
5.70%	07/25/34	Aa2	1,280	1,176,369
First Franklin Mortgage Loan Trust,(g)
Ser. 2005-FFH1, Class M2
5.385%	06/25/36	Aa2	1,450	1,297,966
Household Home Equity Loan Trust,(g)
Ser. 2005-2, Class M2
5.4388%	01/20/35	Aa1	534	467,864
MBNA Master Credit Card Trust,
Ser. 1999-J, Class A
7.00%	02/15/12	Aaa	1,830	1,916,209
Morgan Stanley ABS Capital I,(g)
Ser. 2004-NC3, Class M2
5.965%	03/25/34	A2	959	884,135
Morgan Stanley Dean Witter Capital I,(g)
Ser. 2002-HE1, Class M1
5.765%	07/25/32	Aa2	1,585	1,513,679
Ser. 2002-NC2, Class M2, 144A
7.19%	04/25/32	A(f)	381	136,622
Ser. 2002-NC4, Class M1
6.14%	09/25/32	Aaa	1,179	1,143,552
Saxon Asset Securities Trust,(g)
Ser. 2005-2, Class M2
5.305%	10/25/35	Aa2	1,170	1,128,119
Securitized Asset Backed Receivables LLC,(g)
Ser. 2004-OP1, Class M1
5.375%	02/25/34	Aa2	1,325	1,291,039
Ser. 2006-FR3, Class A3
5.115%	05/25/36	Aaa	1,100	858,000
SVO VOI Mortgage Corp.,
Ser. 2005-AA, Class A, 144A
5.25%	02/20/21	Aaa	617	611,647
WFS Financial Owner Trust,
Ser. 2004-4, Class D
3.58%	05/17/12	A2	236	234,065

				26,201,332

Automotive — 0.1%
Johnson Controls, Inc.,
Sr. Notes
5.50%	01/15/16	Baa1	245	241,408
Oshkosh Truck Corp.,(h)
Bank Loan
6.90%	12/06/13	Ba3	1,975	1,893,306

				2,134,714

Banking — 0.6%
Banco Bradesco (Cayman Islands),
Notes
8.75%	10/24/13	A2	1,760	1,993,200
Bank of America Corp.,(b)
Sub. Notes
5.75%	08/15/16	Aa2	1,775	1,778,165

SEE NOTES TO FINANCIAL STATEMENTS.

A71

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Banking (continued)
Bank of America NA,
Sub. Notes
5.30%(b)	03/15/17	Aa1	$930	$904,310
6.00%	10/15/36	Aa1	410	392,134
Bank One Corp.,
Sub. Notes
7.875%	08/01/10	Aa3	2,250	2,426,995
Citigroup, Inc.,
Sub. Notes
5.00%	09/15/14	A1	454	432,591
5.625%(b)	08/27/12	A1	2,800	2,836,346
6.125%	08/25/36	A1	570	539,499
DEPFA ACS Bank (Ireland),
Notes, 144A
5.125%	03/16/37	Aaa	1,380	1,364,024
First Union National Bank,
Sub. Notes
7.80%	08/18/10	Aa2	2,100	2,263,212
HSBC Bank USA,
Sr. Notes
3.875%	09/15/09	Aa2	250	247,662
ICICI Bank Ltd. (India),(g)
Notes, 144A
5.7875%	01/12/10	Baa2	2,385	2,354,234
ICICI Bank Ltd. (Singapore),
Notes, 144A
5.75%	11/16/10	Baa2	1,410	1,398,719
JPMorgan Chase & Co.,
Sub. Notes
4.60%	01/17/11	Aa2	720	717,907
6.50%	01/15/09	Aa3	1,100	1,109,854
MUFG Capital Finance 1 Ltd., (Cayman Islands),(g)
Gtd. Notes
6.346%	07/25/49	A2	800	757,707
Santander Central Hispano Issuances (Cayman Islands),
Bank Gtd. Notes
7.625%	09/14/10	Aa2	695	744,107
Wells Fargo Bank,
Sub. Notes
4.75%	02/09/15	Aa1	585	558,743
6.45%	02/01/11	Aa1	65	68,767

				22,888,176

Brokerage — 0.4%
Bear Stearns Co., Inc. (The),
Sr. Unsec. Notes
6.40%	10/02/17	A2	330	318,833
Unsec. Notes
5.30%	10/30/15	A2	515	471,818
Goldman Sachs Group, Inc. (The),
Sr. Notes(b)
5.45%	11/01/12	Aa3	600	611,677
Sub. Notes
5.625%	01/15/17	A1	1,190	1,162,126
6.45%	05/01/36	A1	1,615	1,517,281
6.75%	10/01/37	A1	694	679,966

SEE NOTES TO FINANCIAL STATEMENTS.

A72

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Brokerage (continued)
Lehman Brothers Holdings, Inc.,
Sr. Notes(b)
5.25%	02/06/12	A1	$1,715	$1,696,972
Sub. Notes
6.50%	07/19/17	A2	582	588,901
Merrill Lynch & Co., Inc.,
Notes
4.25%	02/08/10	A1	1,170	1,146,949
4.79%	08/04/10	A1	295	292,309
5.00%	01/15/15	A1	615	579,960
Notes, M.T.N
5.77%	07/25/11	A1	520	521,573
Sr. Unsec. Notes(b)
6.40%	08/28/17	A1	1,100	1,117,554
Morgan Stanley,
Notes
5.30%	03/01/13	Aa3	845	842,874
5.45%, M.T.N.	01/09/17	Aa3	1,045	1,013,724
Sr. Notes, M.T.N.(b)
5.25%	11/02/12	Aa3	930	929,690
Sr. Unsec. Notes, M.T.N.
5.75%	10/18/16	Aa3	1,300	1,282,797
5.95%	12/28/17	Aa3	620	619,558
Sub. Notes
4.75%	04/01/14	A1	1,170	1,096,119

				16,490,681

Building Materials & Construction — 0.1%
American Standard, Inc.,
Gtd. Notes
7.625%	02/15/10	Baa3	770	808,551
Centex Corp.,(b)
Sr. Unsec. Notes
6.50%	05/01/16	Ba1	325	288,852
Hanson PLC (United Kingdom),
Sr. Unsub. Notes
7.875%	09/27/10	Baa3	1,000	1,084,956
Lafarge SA (France),
Notes
6.15%	07/15/11	Baa2	910	936,091
Ryland Group, Inc. (The),
Sr. Notes
5.375%	06/01/08	Ba1	160	159,051

				3,277,501

Cable — 0.2%
AT&T Broadband LLC,(e)
Gtd. Notes
9.455%	11/15/22	Baa2	255	324,269
Comcast Corp.,
Gtd. Notes
6.45%	03/15/37	Baa2	220	224,000
Sr. Unsec. Notes
6.50%	11/15/35	Baa2	450	459,198
Cox Communications, Inc.,
Notes, Class A
6.75%	03/15/11	Baa3	950	996,601
7.875%	08/15/09	Baa3	1,275	1,333,927

SEE NOTES TO FINANCIAL STATEMENTS.

A73

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Cable (continued)
Insight Midwest Holdings LLC,(h)
Bank Loan
6.753%	10/06/13	Ba3	$1,800	$1,724,999
Time Warner Cable, Inc.,
Sr. Unsec. Notes
5.40%	07/02/12	Baa2	2,510	2,515,045

				7,578,039

Capital Goods — 0.3%
Caterpillar Financial Services Corp.,
Notes, M.T.N.
5.50%	03/15/16	A2	825	830,053
Caterpillar, Inc.,
Debs.
7.25%	09/15/09	A2	700	732,736
ERAC USA Finance Co.,
Gtd. Notes, 144A
5.80%	10/15/12	Baa2	460	456,352
6.375%	10/15/17	Baa2	1,302	1,257,879
7.00%	10/15/37	Baa2	490	445,032
7.35%	06/15/08	Baa2	1,950	1,966,643
FedEx Corp.,
Gtd. Notes
7.25%	02/15/11	Baa2	400	425,825
General Electric Co.,
Sr. Unsec. Notes
5.25%	12/06/17	Aaa	70	69,851
Honeywell International, Inc.,
Sr. Unsec. Notes
5.70%	03/15/37	A2	140	138,221
Sr. Unsub. Notes
6.125%	11/01/11	A2	1,095	1,146,442
Sensata Technologies,(h)
Bank Loan
6.93%	04/27/13	Ba3	1,393	1,320,298
United Technologies Corp.,
Debs.
8.875%	11/15/19	A2	390	505,694
Notes
6.35%	03/01/11	A2	825	878,450

				10,173,476

Chemicals — 0.1%
Dow Chemical Co. (The),
Debs.
5.97%	01/15/09	A3	390	395,072
Sr. Notes
6.125%	02/01/11	A3	685	710,689
ICI Wilmington, Inc.,
Gtd. Notes
5.625%	12/01/13	Baa2	720	740,444
Lubrizol Corp.,
Sr. Notes
4.625%	10/01/09	Baa3	860	863,659
Union Carbide Corp.,
Debs.
7.50%	06/01/25	Ba2	460	476,682

				3,186,546

SEE NOTES TO FINANCIAL STATEMENTS.

A74

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Collateralized Mortgage Obligations — 0.4%
Banc of America Mortgage Securities, Inc.,(g)
Ser. 2005-A, Class 2A1
4.461%	02/25/35	Aaa	$1,391	$1,376,255
Ser. 2005-B, Class 2A1
4.382%	03/25/35	Aaa	984	976,632
Bank of America Alternative Loan Trust,
Ser. 2005-12, Class 3CB1
6.00%	01/25/36	Aaa	3,930	3,762,567
Chase Mortgage Finance Corp.,(g)
Ser. 2007-A1, Class 1A5
4.356%	02/25/37	Aaa	4,391	4,336,503
Countrywide Alternative Loan Trust,
Ser. 2004-18CB, Class 3A1
5.25%	09/25/19	Aaa	1,502	1,468,267
JPMorgan Mortgage Trust,(g)
Ser. 2007-A1, Class 4A1
4.071%	07/25/35	Aaa	2,723	2,703,175
Master Alternative Loan Trust,
Ser. 2004-4, Class 4A1
5.00%	04/25/19	Aaa	496	492,866
Structured Adjustable Rate Mortgage Loan,(g)
Ser. 2004-1, Class 4A3
4.17%	02/25/34	Aaa	917	933,902
Washington Mutual Alternative Mortgage,
Pass-Through Certificates, Ser. 2005-1, Class 3A
5.00%	03/25/20	AAA(f)	571	558,299

				16,608,466

Commercial Mortgage Backed Securities — 3.5%
Banc of America Commercial Mortgage, Inc.,
Ser. 2003-2, Class A3(g)
4.873%	03/11/41	AAA(f)	2,500	2,504,269
Ser. 2004-2, Class A4
4.153%	11/10/38	Aaa	2,800	2,752,921
Ser. 2005-1, Class ASB(g)
4.85%	11/10/42	AAA(f)	900	901,042
Ser. 2006-2, Class A4(g)
5.7401%	05/10/45	AAA(f)	2,300	2,377,168
Ser. 2007-1, Class A4
5.451%	01/15/49	Aaa	3,600	3,617,606
Bear Stearns Commercial Mortgage Securities,(g)
Ser. 2004-T16, Class A-6
4.75%	02/13/46	AAA(f)	4,500	4,428,905
Ser. 2005-T18, Class AAB
4.823%	02/13/42	Aaa	1,775	1,742,379
Ser. 2005-T20, Class AAB
5.138%	10/12/42	Aaa	2,400	2,400,774
Commercial Mortgage Acceptance Corp.,(g)
Ser. 1998-C2, Class F, 144A
5.44%	09/15/30	A-(f)	890	925,291
Commercial Mortgage Pass-Through Certificates, I/O,(g)
Ser. 2004-LB2A, Class X2, 144A
0.94%	03/10/39	AAA(f)	11,751	237,482
Credit Suisse Mortgage Capital Certificates,
Ser. 2006-C1, Class A4(g)
5.5546%	02/15/39	AAA(f)	2,700	2,740,922
Ser. 2006-C5, Class A3
5.311%	12/15/39	Aaa	1,790	1,783,775

SEE NOTES TO FINANCIAL STATEMENTS.

A75

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Commercial Mortgage Backed Securities (continued)
CS First Boston Mortgage Securities Corp.,
Ser. 2004-C3, Class A4
4.835%	07/15/36	Aaa	$880	$880,274
Ser. 2004-C4, Class A4
4.283%	10/15/39	Aaa	1,400	1,378,294
DLJ Commercial Mortgage Corp.,
Ser. 2000-CF1, Class A1B
7.62%	06/10/33	AAA(f)	2,637	2,786,868
General Electric Capital Commercial Mortgage Corp., I/O,(g)
Ser. 2004-C2, Class X2, 144A
0.57%	03/10/40	Aaa	21,605	328,765
GMAC Commercial Mortgage Securities, Inc.,
Ser. 2005-C1, Class A5
4.697%	05/10/43	AAA(f)	2,720	2,595,699
Greenwich Capital Commercial Funding Corp.,
Ser. 2003-C1, Class A4
4.111%	07/05/35	Aaa	7,700	7,420,519
Ser. 2005-GG5, Class A5(g)
5.224%	04/10/37	Aaa	9,550	9,474,619
GS Mortgage Securities Corp. II,(g)
Ser. 2006-GG6, Class AAB
5.587%	04/10/38	AAA(f)	6,650	6,742,051
JPMorgan Chase & Co.,(g)
Ser. 2005-CB13, Class A4
5.294%	01/12/43	Aaa	2,340	2,339,410
Ser. 2005-LDP5, Class A4
5.1793%	12/15/44	Aaa	5,000	4,979,159
JPMorgan Chase Commercial Mortgage Securities Corp.,
Ser. 2005-LDP1, Class ASB(g)
4.853%	03/15/46	Aaa	4,200	4,153,529
Ser. 2005-LDP2, Class ASB
4.659%	07/15/42	Aaa	6,350	6,216,221
Ser. 2005-LDP4, Class A4(g)
4.918%	10/15/42	Aaa	2,500	2,425,461
Ser. 2006-CB16, Class ASB
5.523%	05/12/45	Aaa	3,900	3,945,338
Ser. 2006-LDP6, Class X2, I/O(g)
0.077%	04/15/43	Aaa	142,166	663,732
Ser. 2006-LDP8, Class ASB
5.37%	05/15/45	Aaa	3,700	3,711,682
JPMorgan Commercial Mortgage Finance Corp.,(g)
Ser. 2000-C10, Class A2
7.371%	08/15/32	Aaa	7,587	7,923,109
Ser. 2003-CB6, Class A2
5.255%	07/12/37	Aaa	2,100	2,130,673
KeyCorp.,(g)
Ser. 2000-C1, Class A2
7.727%	05/17/32	Aaa	8,072	8,468,200
LB-UBS Commercial Mortgage Trust,
Ser. 2003-C8, Class A3
4.83%	11/15/27	Aaa	1,460	1,462,804
Ser. 2004-C6, Class A5(g)
4.826%	08/15/29	AAA(f)	3,910	3,903,960
Ser. 2006-C6, Class AAB
5.341%	09/15/39	Aaa	2,480	2,488,751

SEE NOTES TO FINANCIAL STATEMENTS.

A76

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Commercial Mortgage Backed Securities (continued)
Merrill Lynch Mortgage Trust,
Ser. 2004-KEY2, Class A3
4.615%	08/12/39	Aaa	$2,000	$1,981,065
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Ser. 2006-2, Class A4(g)
5.9095%	06/12/46	Aaa	1,795	1,873,448
Ser. 2007-5, Class A4
5.378%	08/12/48	Aaa	3,500	3,500,651
Morgan Stanley Capital I,
Ser. 2006-IQ11, Class A4(g)
5.773%	10/15/42	AAA(f)	2,600	2,678,148
Ser. 2007-HQ11, Class AAB
5.444%	02/12/44	Aaa	4,600	4,619,545
Ser. 2007-T27, AAB(g)
5.65%	06/11/42	AAA(f)	1,105	1,126,767

				128,611,276

Consumer
Whirlpool Corp.,
Notes
6.125%	06/15/11	Baa2	965	1,004,973

Electric — 0.7%
Appalachian Power Co.,
Sr. Notes, Ser. J
4.40%	06/01/10	Baa2	620	615,398
Arizona Public Service Co.,
Sr. Unsec. Notes
6.375%	10/15/11	Baa2	1,305	1,350,150
Unsec. Notes
6.25%	08/01/16	Baa2	175	178,077
Baltimore Gass & Electric Co.,
Sr. Unsec. Notes
6.35%	10/01/36	Baa2	550	545,480
Carolina Power & Light Co.,
First Mtge. Bonds
5.25%	12/15/15	A2	525	522,157
CenterPoint Energy Houston Electric LLC,
Mtge. Bonds, Ser. J2
5.70%	03/15/13	Baa2	740	747,076
Mtge. Bonds, Ser. K2
6.95%	03/15/33	Baa2	590	645,013
Consolidated Edison Co. of New York,
Sr. Unsec. Notes
5.375%	12/15/15	A1	730	727,225
Consumers Energy Co.,
First Mtge. Bonds, Ser. B
5.375%	04/15/13	Baa1	325	324,101
Dominion Resources, Inc.,
Sr. Notes, Ser. D
5.125%	12/15/09	Baa2	970	979,089
Duke Energy Carolinas LLC,
Sr. Unsub. Notes
6.10%	06/01/37	A3	960	964,913
El Paso Electric Co.,
Sr. Unsec. Notes
6.00%	05/15/35	Baa2	670	626,380

SEE NOTES TO FINANCIAL STATEMENTS.

A77

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Electric (continued)
Empresa Nacional de Electricidad S.A. (Chile),
Bonds, Ser. B
8.50%	04/01/09	Baa3	$1,070	$1,118,557
Notes
8.625%	08/01/15	Baa3	1,295	1,493,959
Energy East Corp.,
Notes
6.75%	09/15/33	Baa2	145	146,541
Exelon Corp.,
Notes
4.90%	06/15/15	Baa1	155	145,904
Florida Power & Light Co.,
First Mtge. Bonds
5.95%	10/01/33	Aa3	295	298,396
Georgia Power Co.,
Unsub. Notes
5.70%	06/01/17	A2	495	508,239
Indiana Michigan Power Co.,
Sr. Notes
5.05%	11/15/14	Baa2	460	441,061
Midamerican Energy Holdings Co.,
Sr. Unsec. Notes
5.95%	05/15/37	Baa1	420	407,391
National Rural Utilities Cooperative Finance Corp.,
Notes, Ser. C, M.T.N.
7.25%	03/01/12	A2	185	200,444
Nevada Power Co.,
Mtge. Bonds, Ser. O
6.50%	05/15/18	Baa3	1,260	1,290,012
NiSource Finance Corp.,
Gtd. Notes
5.25%	09/15/17	Baa3	245	225,232
5.45%	09/15/20	Baa3	350	313,196
NRG Energy,(h)
Bank Loan
6.48%	02/01/13	Ba1	439	418,563
6.58%	02/01/13	Ba1	951	906,577
NSTAR Electric Co.,
Debs.
4.875%	04/15/14	A1	565	551,268
Oncor Electric Delivery Co.,
Debs.
7.00%	09/01/22	Ba1	475	492,073
Sec. Notes
6.375%	01/15/15	Ba1	345	353,236
Pacific Gas & Electric Co.,
Unsec. Notes
6.05%	03/01/34	A3	1,550	1,547,424
PPL Electric Utilities Corp.,
Sec. Notes
6.25%	08/15/09	A3	1,500	1,536,458
Public Service Electric & Gas Co.,
Mtge. Bonds
5.80%	05/01/37	A3	535	523,007
Southern California Edison Co.,
First Mtge. Bonds
4.65%	04/01/15	A2	470	451,679

SEE NOTES TO FINANCIAL STATEMENTS.

A78

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Electric (continued)
Texas Competitive Electric Holdings Co. LLC,(h)
Bank Loan
8.60%	10/10/14	Ba3	$998	$978,798
Virginia Electric Power Co.,
Sr. Unsec. Notes, Ser. A
6.00%	05/15/37	Baa1	795	777,545
Xcel Energy, Inc.,
Sr. Notes
3.40%	07/01/08	Baa1	605	599,588
5.613%	04/01/17	Baa1	199	196,570
6.50%	07/01/36	Baa1	445	441,460

				24,588,237

Energy – Integrated — 0.1%
ConocoPhillips,
Notes
8.75%	05/25/10	A1	1,505	1,648,816
Lukoil International Finance BV (Netherlands),
Gtd Notes, 144A
6.356%	06/07/17	Baa2	560	530,152
TNK-BP Finance SA (Luxembourg),
Gtd. Notes, 144A
7.50%	07/18/16	Baa2	1,425	1,380,469

				3,559,437

Energy – Other — 0.2%
Devon Financing Corp. ULC,
Gtd. Notes
7.875%	09/30/31	Baa1	225	272,127
Halliburton Co.,
Sr. Unsec. Notes
5.50%	10/15/10	A2	150	154,193
Nexen, Inc. (Canada),
Unsec. Notes
6.40%	05/15/37	Baa2	200	199,665
Pioneer Natural Resources Co.,
Bonds
6.875%	05/01/18	Ba1	1,500	1,450,538
Talisman Energy, Inc. (Canada),
Sr. Unsec. Notes
6.25%	02/01/38	Baa2	170	165,675
Valero Energy Corp.,
Sr. Notes
6.125%	06/15/17	Baa3	860	873,988
6.625%	06/15/37	Baa3	255	256,804
Weatherford International, Inc.,
Gtd. Notes, 144A
6.35%	06/15/17	Baa1	970	1,002,646
Western Oil Sands, Inc. (Canada),
Sec. Notes
8.375%	05/01/12	Baa3	360	401,510
Woodside Finance Ltd. (Australia),
Gtd. Notes, 144A
5.00%	11/15/13	Baa1	1,315	1,310,200
XTO Energy, Inc.,
Sr. Unsec. Notes
6.25%	08/01/17	Baa2	585	613,735

				6,701,081

SEE NOTES TO FINANCIAL STATEMENTS.

A79

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Foods — 0.5%
Aramark Corp.,(h)
Bank Loans
7.036%	01/26/14	Ba3	$1,658	$1,574,688
7.036%	01/26/14	Ba3	119	112,544
Bunge Ltd. Finance Corp.,
Notes
5.35%	04/15/14	Baa2	1,040	1,006,959
Cadbury Schweppes U.S. Finance LLC,
Gtd. Notes, 144A
3.875%	10/01/08	Baa2	810	805,093
Cargill, Inc., 144A,
Notes
3.625%	03/04/09	A2	1,875	1,847,524
Sr. Unsec. Notes
6.00%	11/27/17	A2	670	668,470
Coca-Cola Co. (The),
Sr. Unsec. Notes
5.35%	11/15/17	Aa3	1,490	1,526,568
ConAgra Foods, Inc.,
Notes
7.875%	09/15/10	Baa2	430	461,541
Delhaize Group (Belgium),
Notes
6.50%	06/15/17	Baa3	480	491,053
Diageo Capital PLC (United Kingdom),(b)
Gtd. Notes
5.75%	10/23/17	A3	1,005	1,010,707
Heinz Co.,
Notes, 144A
6.428%	12/01/08	Baa2	1,290	1,313,285
Kellogg Co.,
Notes, Ser. B
6.60%	04/01/11	A3	1,875	1,986,865
Kraft Foods, Inc.,
Sr. Unsec. Notes
5.625%	11/01/11	Baa2	850	869,273
6.125%	02/01/18	Baa2	980	987,492
Kroger Co. (The),
Gtd. Notes
6.75%	04/15/12	Baa2	45	47,765
6.80%(b)	04/01/11	Baa2	670	705,101
McDonald’s Corp.,
Sr. Unsec. Notes
5.80%	10/15/17	A3	720	745,472
Tricon Global Restaurants,
Sr. Notes.
8.875%	04/15/11	Baa2	180	198,545
Tyson Foods, Inc.,
Sr. Unsec. Notes
6.85%	04/01/16	Ba1	735	754,224
Whitman Corp.,
Notes
6.375%	05/01/09	Baa1	1,530	1,576,732

				18,689,901

SEE NOTES TO FINANCIAL STATEMENTS.

A80

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Gaming
Harrah’s Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	$625	$581,250
Mandalay Resorts Group,
Sr. Sub. Notes
9.375%	02/15/10	B1	10	10,350

				591,600

Healthcare & Pharmaceutical — 0.5%
Abbott Laboratories,(e)
Notes
5.875%	05/15/16	A1	1,145	1,196,009
AmerisourceBergen Corp.,
Gtd. Notes
5.625%	09/15/12	Ba1	915	927,940
AstraZeneca PLC (United Kingdom),
Sr. Unsub. Notes
6.45%	09/15/37	A1	495	542,360
Baxter International, Inc.,
Sr. Unsec. Notes
5.196%	02/16/08	Baa1	860	859,816
Bristol-Myers Squibb Co.,
Unsub. Notes
5.875%	11/15/36	A2	275	273,274
Community Health Systems,(h)
Bank Loan
7.493%	07/25/14	Ba3	81	78,051
7.493%	07/25/14	Ba3	1,615	1,551,920
Covidien International Finance SA (Luxembourg),
Gtd. Notes, 144A
6.00%	10/15/17	Baa1	1,150	1,189,944
Genentech, Inc.,
Sr. Notes
4.75%	07/15/15	A1	280	275,534
HCA, Inc.
Bank Loan(h)
7.08%	11/17/13	Ba3	1,980	1,905,255
Sec. Notes
9.25%	11/15/16	B2	1,925	2,021,249
Health Managment Association,(h)
Bank Loan
6.62%	02/28/14	Ba2	1,201	1,118,194
Laboratory Corp. of America Holdings,
Sr. Unsec. Notes
5.625%	12/15/15	Baa3	580	570,824
Merck & Co., Inc.,
Bonds
5.75%	11/15/36	Aa3	110	109,378
Debs.
5.95%	12/01/28	Aa3	165	168,853
Schering-Plough Corp.,
Sr. Notes
5.55%	12/01/13	Baa1	720	728,481
Sr. Unsec. Notes
6.00%	09/15/17	Baa1	1,090	1,129,274
6.55%(b)	09/15/37	Baa1	340	360,249

SEE NOTES TO FINANCIAL STATEMENTS.

A81

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Healthcare & Pharmaceutical (continued)
Teva Pharmaceutical Finance LLC,
Gtd. Notes
6.15%	02/01/36	Baa2	$120	$119,168
Wyeth,
Notes
5.95%	04/01/37	A3	1,715	1,719,550
Unsub. Notes
5.50%	03/15/13	A3	910	935,955
5.50%	02/01/14	A3	255	258,995
6.45%	02/01/24	A3	60	63,650

				18,103,923

Healthcare Insurance — 0.2%
Aetna, Inc.,
Sr. Unsub. Notes
5.75%	06/15/11	A3	390	400,846
6.625%	06/15/36	A3	515	509,853
Cigna Corp.,
Sr. Unsec. Notes
6.15%	11/15/36	Baa2	670	621,636
Coventry Health Care, Inc.,
Sr. Notes
6.125%	01/15/15	Ba1	2,290	2,297,977
UnitedHealth Group, Inc.,
Bonds, 144A
6.00%	06/15/17	A3	195	196,951
6.50%	06/15/37	A3	420	421,628
6.625%	11/15/37	A3	420	426,287
Sr. Unsec. Notes
5.25%	03/15/11	A3	1,350	1,365,103
Wellpoint, Inc.,
Notes
5.00%(b)	12/15/14	Baa1	860	823,804
5.95%	12/15/34	Baa1	635	597,726

				7,661,811

Insurance — 0.2%
American International Group, Inc.,
Jr. Sub. Notes
6.25%	03/15/37	Aa3	420	375,656
Notes
4.25%	05/15/13	Aa2	1,080	1,027,372
Sr. Notes
5.05%	10/01/15	Aa2	180	173,830
Sr. Unsec. Notes, M.T.N.
5.85%	01/16/18	Aa2	1,660	1,670,871
AXA SA (France),
Sub. Notes
8.60%	12/15/30	A3	155	190,057
Berkshire Hathaway Finance Corp.,(b)
Gtd. Notes
4.75%	05/15/12	Aaa	440	445,516
Liberty Mutual Group, Inc.,
Bonds, 144A
7.00%	03/15/34	Baa2	850	828,988
Lincoln National Corp.,
Sr. Unsec. Notes
6.30%	10/09/37	A3	492	478,425

SEE NOTES TO FINANCIAL STATEMENTS.

A82

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Insurance (continued)
Marsh & McLennan Cos., Inc.,
Sr. Unsec. Notes
5.15%	09/15/10	Baa2	$265	$264,704
MetLife, Inc.,
Sr. Notes
5.70%	06/15/35	A2	1,020	931,414
6.125%	12/01/11	A2	335	347,383
6.375%	06/15/34	A2	400	395,014
St. Paul Travelers Cos., Inc. (The),
Sr. Unsec. Notes
6.75%	06/20/36	A3	685	714,842
W.R. Berkley Corp.,
Sr. Notes
5.60%	05/15/15	Baa2	555	537,565
6.15%	08/15/19	Baa2	460	445,165
XL Capital Ltd. (Cayman Islands),
Sr. Notes
5.25%	09/15/14	A3	85	82,656

				8,909,458

Lodging
Starwood Hotels & Resorts Worldwide, Inc.,
Sr. Unsec. Notes
6.25%	02/15/13	Baa3	385	385,234

Media & Entertainment — 0.2%
Chancellor Media Corp.,
Gtd. Notes
8.00%	11/01/08	Baa3	575	594,313
Idearc, Inc.(h)
Bank Loan
6.83%	11/17/14	Ba2	1,485	1,412,775
News America, Inc.,
Gtd. Notes
7.625%	11/30/28	Baa2	1,050	1,163,559
Time Warner, Inc.,
Debs.
9.15%	02/01/23	Baa2	505	617,849
Gtd. Notes
6.75%	04/15/11	Baa2	640	666,584
7.25%	10/15/17	Baa2	790	845,027
Viacom, Inc.,
Sr. Notes
6.875%	04/30/36	Baa3	895	897,440

				6,197,547

Metals — 0.1%
Alcan, Inc. (Canada),
Notes
4.50%	05/15/13	A3	115	112,280
5.00%	06/01/15	A3	600	581,234
Alcoa, Inc.,
Sr. Notes
5.90%	02/01/27	Baa1	115	108,590
Peabody Energy Corp.,
Gtd. Notes
7.375%	11/01/16	Ba1	1,200	1,230,000

SEE NOTES TO FINANCIAL STATEMENTS.

A83

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Metals (continued)
Southern Copper Corp.,
Sr. Notes
7.50%	07/27/35	Baa2	$125	$132,389
United States Steel Corp.,
Sr. Unsub. Notes
5.65%	06/01/13	Baa3	580	561,830

				2,726,323

Non-Captive Finance — 0.3%
Capital One Bank Corp.,
Sub. Notes
6.50%	06/13/13	A3	20	19,618
Capital One Financial Corp.,
Sr. Notes, M.T.N.
5.70%	09/15/11	A3	600	579,637
CIT Group Funding Co. (Canada),
Gtd. Notes
5.20%	06/01/15	A2	680	582,187
CIT Group, Inc.,
Sr. Notes
4.25%	02/01/10	A2	400	384,863
Countrywide Financial Corp.,
Gtd. Notes, M.T.N.
5.80%	06/07/12	Baa3	1,190	869,294
General Electric Capital Corp.,
Notes
5.55%	05/04/20	Aaa	1,190	1,223,765
Notes, M.T.N.
4.875%	10/21/10	Aaa	1,070	1,085,906
5.50%(b)	04/28/11	Aaa	2,895	2,977,941
Notes, Ser. A, M.T.N
6.125%	02/22/11	Aaa	5	5,227
Sr. Unsec. Notes, M.T.N.
5.625%	09/15/17	Aaa	130	133,377
GMAC LLC,(g)
Unsub. Notes
6.1188%	05/15/09	Ba3	660	614,714
Household Finance Corp.,
Notes
4.75%	05/15/09	Aa3	370	368,771
HSBC Finance Corp.,
Sr. Notes
5.70%	06/01/11	Aa3	440	442,450
International Lease Finance Corp.,
Unsub. Notes
3.50%	04/01/09	A1	580	570,080
Residential Capital LLC,
Gtd. Notes
7.50%	02/22/11	Ba3	410	255,225
7.875%	06/30/10	Ba3	480	307,200
8.00%	04/17/13	Ba3	950	584,250

				11,004,505

Paper
Plum Creek Timberlands LP,
Gtd. Notes
5.875%	11/15/15	Baa3	535	527,491

SEE NOTES TO FINANCIAL STATEMENTS.

A84

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Pipelines & Other — 0.2%
Atmos Energy Corp.,
Notes
4.00%	10/15/09	Baa3	$1,680	$1,655,398
Duke Energy Field Services LLC,
Notes
7.875%	08/16/10	Baa2	1,760	1,887,968
Enterprise GP Holdings LP,
Bank Loan(h)
7.161%	11/08/14	Ba2	1,000	994,375
Gtd. Notes, Ser. B
6.875%	03/01/33	Baa3	140	146,266
Sr. Notes
4.625%	10/15/09	Baa3	740	738,836
Kinder Morgan, Inc.,(h)
Bank Loan
6.35%	05/30/14	Ba2	1,158	1,149,316
Oneok Inc.,
Sr. Unsec. Notes
5.51%	02/16/08	Baa2	1,290	1,289,205
Oneok Partners LP,
Notes
6.65%	10/01/36	Baa2	475	480,311
Sempra Energy,
Sr. Unsec. Notes
6.00%	02/01/13	Baa1	90	92,973
Spectra Energy Capital LLC,
Sr. Unsub. Notes
6.25%	02/15/13	Baa1	235	243,618

				8,678,266

Railroads — 0.1%
Burlington Northern Santa Fe Corp.,
Debs.
6.70%	08/01/28	Baa1	670	697,466
CSX Corp.,
Sr. Notes
6.25%	03/15/18	Baa3	395	397,017
Sr. Unsub. Notes
6.15%	05/01/37	Baa3	715	668,183
Norfolk Southern Corp.,
Sr. Notes
7.80%	05/15/27	Baa1	18	21,453
Sr. Unsec. Notes
5.59%	05/17/25	Baa1	525	486,457
Union Pacific Corp.,
Notes
3.625%	06/01/10	Baa2	1,375	1,335,329
6.625%	02/01/08	Baa2	1,390	1,391,114
6.65%	01/15/11	Baa2	750	779,688

				5,776,707

Real Estate Investment Trusts — 0.1%
Brandywine Operating Partners LP,
Gtd. Notes
5.75%	04/01/12	Baa3	1,295	1,281,936
Mack-Cali Realty LP,
Notes
7.25%	03/15/09	Baa2	1,270	1,304,175

SEE NOTES TO FINANCIAL STATEMENTS.

A85

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Real Estate Investment Trusts (continued)
Post Apartment Homes LP,
Notes
6.30%	06/01/13	Baa3	$660	$692,661
Sr. Notes
5.45%	06/01/12	Baa3	435	441,746
Simon Property Group LP,
Unsec. Notes
5.75%	05/01/12	A3	1,500	1,508,973

				5,229,491

Retailers — 0.2%
CVS Caremark Corp.,
Sr. Unsec. Notes
5.75%(b)	08/15/11	Baa2	1,000	1,024,338
5.75%	06/01/17	Baa2	1,640	1,650,555
Federated Retail Holdings, Inc.,
Gtd. Notes
5.35%	03/15/12	Baa2	850	828,152
5.90%	12/01/16	Baa2	5	4,709
Home Depot, Inc. (The),
Sr. Unsec. Notes
5.875%	12/16/36	Baa1	325	274,268
May Department Stores Co. (The),
Notes
6.65%	07/15/24	Baa2	135	124,705
Wal-Mart Stores, Inc. (The),
Bonds
5.25%	09/01/35	Aa2	245	217,318

				4,124,045

Structured Note — 0.1%
CDX North America High Yield,(b)
Gtd. Notes, Ser. 9-T1, 144A
8.75%	12/29/12	B3	2,300	2,268,375

Technology — 0.3%
Electronic Data Systems Corp.,
Notes
7.45%	10/15/29	Ba1	120	123,121
First Data Corp.,(h)
Bank Loan
7.981%	09/24/14	Ba3	1,496	1,423,122
7.981%	09/24/14	Ba3	1,197	1,134,831
Fiserv, Inc.,
Gtd. Notes
6.125%	11/20/12	Baa2	1,000	1,017,799
Flextronics International Ltd. (Singapore),(h)
Bank Loans
7.234%	10/01/14	Ba1	289	282,217
7.474%	10/01/14	Ba1	1,007	982,264
Freescale Semiconductor, Inc.,
Sr. Notes
8.875%	12/15/14	B2	550	490,875
International Business Machines Corp.,
Sr. Unsec. Notes
5.70%	09/14/17	A1	500	516,881
Intuit, Inc.,
Sr. Unsec. Notes
5.40%	03/15/12	Baa2	600	609,392

SEE NOTES TO FINANCIAL STATEMENTS.

A86

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Technology (continued)
Jabil Circuit, Inc.,
Sr. Notes
5.875%	07/15/10	Ba1	$1,875	$1,897,388
Metavante Corp.,(h)
Bank Loan
6.644%	11/01/14	Ba2	1,000	971,875
Motorola, Inc.,
Sr. Notes
8.00%	11/01/11	Baa1	99	106,718

				9,556,483

Telecommunications — 0.7%
America Movil SAB de CV (Mexico),
Unsec. Notes
6.375%	03/01/35	A3	580	573,516
AT&T Corp.,
Sr. Notes
8.00%	11/15/31	A2	2,035	2,499,128
AT&T Wireless Services, Inc.,
Notes
8.125%	05/01/12	A2	640	711,628
Sr. Notes
8.75%	03/01/31	A3	1,339	1,735,321
AT&T, Inc.,
Notes
4.125%	09/15/09	A2	1,070	1,063,196
5.30%	11/15/10	A2	1,260	1,282,393
BellSouth Corp.,
Notes
4.20%	09/15/09	A2	1,175	1,168,005
British Telecom PLC (United Kingdom),(b)
Bonds
9.125%	12/15/30	Baa1	1,475	1,952,347
Cingular Wireless LLC,
Sr. Notes
7.125%	12/15/31	A3	505	557,334
Deutsche Telekom International Finance BV (Netherlands),
Gtd. Notes
8.25%	06/15/30	A3	295	368,087
Embarq Corp.,
Notes
7.082%	06/01/16	Baa3	350	360,633
7.995%	06/01/36	Baa3	1,600	1,686,138
France Telecom SA (France),
Notes
8.50%	03/01/31	A3	375	486,246
Koninklijke (Royal) KPN NV (Netherlands),
Sr. Unsub. Notes
8.00%	10/01/10	Baa2	530	568,407
Nextel Communications, Inc.,(b)
Sr. Notes, Ser. F
5.95%	03/15/14	Baa3	1,160	1,090,364
PCCW-HKT Capital Ltd.,
Gtd. Notes, 144A
8.00%	11/15/11	Baa2	2,370	2,604,667
Qwest Corp.,
Notes
8.875%	03/15/12	Ba1	2,000	2,140,000

SEE NOTES TO FINANCIAL STATEMENTS.

A87

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Telecommunications (continued)
Telecom Italia Capital SA (Italy),
Gtd. Notes
5.25%	11/15/13	Baa2	$320	$316,266
Telefonica Emisiones SAU (Spain),
Gtd. Notes
7.045%	06/20/36	Baa1	210	234,735
TELUS Corp. (Canada),
Notes
8.00%	06/01/11	Baa1	1,255	1,359,754
U.S. Cellular Corp., Sr. Notes
6.70%	12/15/33	Baa3	470	431,656
Vodafone Group PLC (United Kingdom),
Sr. Notes
7.75%	02/15/10	Baa1	800	843,911
Unsec. Notes(b)
6.15%	02/27/37	Baa1	485	478,996

				24,512,728

Tobacco
Altria Group, Inc.,
Debs.
7.75%	01/15/27	Baa1	7	9,019
Notes
7.65%	07/01/08	Baa1	590	599,482
Reynolds American, Inc.,
Bonds
6.75%	06/15/17	Ba1	950	967,596
7.25%	06/15/37	Ba1	410	414,379

				1,990,476

Foreign Government Bonds — 0.4%
DP World Ltd.,
Bonds, 144A
6.85%	07/02/37	A1	1,680	1,597,082
Gaz Capital for Gazprom (Luxembourg),
Sr. Unsec. Notes, 144A
7.288%	08/16/37	A3	1,300	1,312,090
Pemex Project Funding Master Trust (Mexico),
Gtd. Notes
8.625%	12/01/23	Baa1	350	435,313
Petrobras International Finance Co. (Cayman Islands),
Bonds
8.375%	12/10/18	Baa1	1,185	1,410,150
Quebec Province (Canada),
Notes(b)
4.60%	05/26/15	Aa2	735	734,330
Sr. Unsec. Notes
5.75%	02/15/09	Aa2	500	509,060
Republic of Italy (Italy),
Notes
5.375%	06/15/33	A+(f)	800	820,520
RSHB Capital SA for OJSC Russian Agricultural Bank (Russia),
Bonds, 144A
6.299%	05/15/17	A3	2,190	2,075,024

SEE NOTES TO FINANCIAL STATEMENTS.

A88

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Rating (Unaudited)	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
Foreign Government Bonds (continued)
United Mexican States Global Bond (Mexico),
Notes
5.875%	01/15/14	Baa1	$4,245	$4,414,800
7.50%	01/14/12	Baa1	1,290	1,416,420

				14,724,789

Mortgage Backed Securities — 11.6%
Federal Home Loan Mortgage Corp.,
4.50%	02/01/19-07/01/20		6,403	6,292,932
5.00%	07/01/18-05/01/34		10,856	10,789,796
5.238%(g)	12/01/35		3,422	3,428,138
5.50%	12/01/33-06/01/34		9,105	9,096,982
5.50%	TBA 30 YR		41,000	40,910,292
6.00%	03/01/32-12/01/33		3,338	3,403,359
6.00%	TBA 30 YR		22,000	22,323,136
6.50%	12/01/14		379	392,440
7.00%	01/01/31-11/01/33		4,307	4,518,789
Federal National Mortgage Assn.,
4.00%	06/01/19		1,960	1,880,429
4.50%	11/01/18-01/01/35		13,604	13,231,990
4.366%(g)	11/01/35		4,193	4,181,711
4.96%(g)	07/01/33		1,054	1,060,106
5.00%	10/01/18-05/01/37		10,394	10,218,970
5.00%	TBA 30 YR		55,500	54,147,187
5.50%	03/01/16-04/01/37		67,775	67,830,137
5.50%	TBA 15 YR		20,500	20,762,646
5.50%	TBA 30 YR		50,000	49,937,500
5.914%(g)	06/01/37		13,016	13,252,742
6.00%	04/01/13-09/01/36		25,757	26,227,631
6.00%	TBA 30 YR		12,000	12,183,744
6.50%	07/01/17-09/01/37		13,918	14,327,436
7.00%	08/01/11-07/01/32		1,147	1,206,807
7.50%	06/01/12-05/01/32		901	943,780
Government National Mortgage Assn.,
5.50%	11/15/32-02/15/36		13,800	13,906,440
6.00%	02/15/33-08/15/37		8,149	8,346,705
6.00%	TBA 30 YR		11,000	11,261,250
6.50%	10/15/23-07/15/35		6,118	6,347,256
8.00%	01/15/24-04/15/25		228	246,395

				432,656,726

U.S. Government Agency Obligations — 1.6%
Federal Farm Credit Bank,
4.75%	05/07/10		415	425,680
4.875%	01/17/17		855	877,121
Federal Home Loan Bank,
3.625%	12/17/10		320	320,042
4.375%	10/03/08		8,140	8,136,653
4.50%	10/09/09-05/13/11		5,060	5,139,694
4.75%	06/11/08-04/24/09		13,660	13,724,159
5.00%	10/16/09		14,165	14,251,193
Federal Home Loan Mortgage Corp.,
4.75%	01/18/11		325	335,425
5.125%(b)	11/17/17		6,850	7,147,571
5.25%	07/18/11		4,300	4,518,758

SEE NOTES TO FINANCIAL STATEMENTS.

A89

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

LONG-TERM BONDS (continued)
U.S. Government Agency Obligations (continued)
Federal National Mortgage Assn.,
5.00%	03/15/16	$2,505	$2,617,735
6.125%	03/15/12	1,275	1,385,208

			58,879,239

U.S. Government Treasury Obligations — 2.4%
United States Treasury Bonds,
4.75%(b)	02/15/37	9,981	10,445,734
6.625%	02/15/27	1,155	1,465,858
6.875%	08/15/25	545	700,751
7.875%(b)	02/15/21	2,290	3,080,050
8.125%(b)	08/15/21	3,665	5,048,252
8.75%	08/15/20	1,270	1,808,262
8.875%(b)	08/15/17	5,505	7,574,538
9.00%	11/15/18	987	1,395,525
9.125%	05/15/18	730	1,032,323
United States Treasury Inflation Index Bonds,
0.875%(b)	04/15/10	2,018	2,011,363
1.625%	01/15/15	1,439	1,444,526
1.875%	07/15/13-07/15/15	2,787	2,858,290
2.00%(b)	01/15/14-01/15/26	6,742	6,865,245
2.375%	04/15/11-01/15/27	4,006	4,204,691
2.50%	07/15/16	1,216	1,296,269
2.625%	07/15/17	534	576,454
3.00%	07/15/12	1,644	1,780,732
3.375%	01/15/12-04/15/32	853	1,004,461
3.50%	01/15/11	846	910,142
3.625%	04/15/28	1,272	1,611,889
3.875%	01/15/09-04/15/29	2,614	3,120,668
4.25%	01/15/10	820	874,505
United States Treasury Notes,
4.25%	11/15/17	650	661,324
4.75%	02/15/10	520	537,956
4.875%(b)	08/15/16	15,710	16,728,698
United States Treasury Strips, I/O,
Zero	11/15/18-05/15/20	18,435	11,038,894

			90,077,400

TOTAL LONG-TERM BONDS (cost $1,016,624,918)			1,018,999,123

TOTAL LONG-TERM INVESTMENTS (cost $3,122,242,480)			3,417,350,320

SHORT-TERM INVESTMENTS — 22.5%
U.S. Government Treasury Obligation — 0.2%
United States Treasury Bill(e) (cost $7,452,501) 2.90%	03/20/08	7,500	7,448,813

SEE NOTES TO FINANCIAL STATEMENTS.

A90

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Shares	Value (Note 2)

Affiliated Mutual Funds — 22.3%
Dryden Core Investment Fund — Short-Term Bond Series(d)	17,757,821	$167,633,826
Dryden Core Investment Fund — Taxable Money Market Series (cost $660,990,589; includes $339,524,711 of cash collateral received for securities on loan)(c)(d)	660,990,589	660,990,589

TOTAL AFFILIATED MUTUAL FUNDS (cost $838,214,760)		828,624,415

TOTAL SHORT-TERM INVESTMENTS (cost $845,667,261)		836,073,228

TOTAL INVESTMENTS — 114.5% (cost $3,967,909,741)		4,253,423,548
LIABILITIES IN EXCESS OF OTHER ASSETS(i) — (14.5%)		(537,099,684)

TOTAL NET ASSETS — 100.0%		$3,716,323,864

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
I/O	Interest Only
M.T.N.	Medium Term Note
TBA	To Be Announced

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $327,959,761; cash collateral of $339,524,711 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund–Taxable Money Market Series and the Dryden Core Investment Fund–Short-Term Bond Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Standard & Poor’s rating.

(g)	Indicates a variable rate security.

(h)	Indicates a security that has been deemed illiquid.

(i)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, interest rate and credit default swap agreements as follows:

Open futures contracts outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at December 31, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
44	2-Yr. U.S. T-Notes	Mar. 08	$9,251,000	$9,222,007	$28,993
1,043	5-Yr. U.S. T-Notes	Mar. 08	115,023,344	114,858,697	164,647
96	10-Yr. U.S. T-Notes	Mar. 08	10,885,500	10,849,938	35,562
250	S&P 500 Index	Mar. 08	92,325,000	93,280,754	(955,754)
228	U.S. Long Bond	Mar. 08	26,533,500	26,545,011	(11,511)

					$(738,063)

SEE NOTES TO FINANCIAL STATEMENTS.

A91

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services, Inc.(a)	08/14/2012	$6,850	5.20857%	3 month LIBOR	$393,694
Morgan Stanley Capital Services, Inc.(a)	09/12/2012	3,660	4.7357%	3 month LIBOR	131,134
Morgan Stanley Capital Services, Inc.(a)	09/25/2012	3,700	4.94079%	3 month LIBOR	168,621
Morgan Stanley Capital Services, Inc.(a)	10/23/2012	4,880	4.7945%	3 month LIBOR	128,269
Morgan Stanley Capital Services, Inc.(a)	12/07/2012	3,500	4.15033%	3 month LIBOR	2,760
Morgan Stanley Capital Services, Inc.(a)	12/13/2012	3,900	4.34666%	3 month LIBOR	34,422
Merrill Lynch Capital Services, Inc.(b)	12/14/2012	5,125	4.35284%	3 month LIBOR	(49,345)
Morgan Stanley Capital Services, Inc.(b)	12/11/2037	1,775	5.08438%	3 month LIBOR	(21,387)
Merrill Lynch Capital Services, Inc.(b)	12/11/2037	4,240	5.08938%	3 month LIBOR	(65,545)

					$722,623

(a)	The Portfolio pays the floating rate and receives the fixed rate.

(b)	The Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank(a)	06/20/2012	$3,500	0.30%	PPG Industries, Inc., 7.05%, 08/15/09	$1,425
Citibank NA(a)	09/20/2012	3,200	0.32%	Altria Group, Inc., 7.00%, 11/04/13	(1,398)
Morgan Stanley Capital Services, Inc.(a)	09/20/2012	2,700	0.45%	Sara Lee Corp., 6.125%, 11/01/32	(16,477)
Barclays Bank PLC(a)	09/20/2012	2,900	0.595%	Fortune Brands, Inc., 6.25%, 04/01/08	26,861
JPMorgan Chase Bank(a)	09/20/2012	2,275	1.52%	Residential Capital LLC, 6.50%, 04/17/13	1,071,294
JPMorgan Chase Bank(a)	06/20/2014	1,150	0.65%	Bunge Ltd. Finance Corp., 5.35%, 04/15/14	(795)
Credit Suisse International(a)	09/20/2017	3,000	0.99%	Gannett Co., Inc., 6.375%, 04/01/12	21,804
Barclays Bank PLC(a)	09/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M9, 7.02%, 09/25/35	460,932
Merrill Lynch Capital Services(b)	03/25/2036	1,000	3.72%	Ameriquest Mortgage Securities, Inc., Ser. 2006-R1, Class M9 7.82%, 03/25/36	744,827
Merrill Lynch Capital Services(a)	03/25/2036	1,000	9.00%	AmeriQuest Mortgage Securities, Inc., Ser. 2006-R1, Class M9, 7.82%, 03/25/36	(654,500)
Citibank, NA(a)	03/25/2035	1,000	3.00%	Centex Home Equity, Ser. 2005-B, Class MB, 6.215%, 03/25/35	(1,250)
Citibank, NA(a)	03/25/2035	1,000	3.00%	Morgan Stanley ABS Capital I, Ser. 2005-HE2, Class B3, 6.765%, 01/25/35	(1,500)

					$1,651,223

(a)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

(b)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

SEE NOTES TO FINANCIAL STATEMENTS.

A92

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

Affiliated Money Market Mutual Funds (including 9.1% of collateral received for securities on loan	22.3%
Mortgage Backed Securities	11.6
Oil, Gas & Consumable Fuels	6.8
Pharmaceuticals	3.9
Commercial Mortgage Backed Securities	3.5
Insurance	3.5
Commercial Banks	2.6
Computers & Peripherals	2.6
Software	2.6
U.S. Government Treasury Obligations	2.6
Capital Markets	2.5
Diversified Financial Services	2.5
Diversified Telecommunication Services	2.4
Aerospace & Defense	2.2
Industrial Conglomerates	2.1
Media	2.1
Healthcare Providers & Services	1.8
U.S. Government Agency Obligations	1.6
Beverages	1.5
Food & Staples Retailing	1.4
Household Products	1.4
Metals & Mining	1.4
Semiconductors & Semiconductor Equipment	1.4
Communications Equipment	1.3
Electric Utilities	1.3
Healthcare Equipment & Supplies	1.1
Hotels, Restaurants & Leisure	1.1
Specialty Retail	1.1
Chemicals	1.0
Energy Equipment & Services	1.0
Machinery	1.0
Electrical Equipment	0.9
Food Products	0.9
Tobacco	0.9
Internet Software & Services	0.8
Asset Backed Securities	0.7
Electric	0.7
Telecommunications	0.7
Banking	0.6
Biotechnology	0.6
Automobiles	0.5
Electronic Equipment & Instruments	0.5
Foods	0.5
Healthcare & Pharmaceutical	0.5
IT Services	0.5
Real Estate Investment Trusts	0.5
Wireless Telecommunication Services	0.5
Brokerage	0.4
Collateralized Mortgage Obligations	0.4
Commercial Services & Supplies	0.4
Foreign Government Bonds	0.4
Independent Power Producers & Energy Traders	0.4
Life Sciences, Tools & Services	0.4
Multi-Utilities	0.4
Office Electronics	0.4
Capital Goods	0.3
Household Durables	0.3
Non Captive Finance	0.3
Technology	0.3

SEE NOTES TO FINANCIAL STATEMENTS.

A93

FLEXIBLE MANAGED PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Textiles, Apparel & Luxury Goods	0.3%
Thrifts & Mortgage Finance	0.3
Air Freight & Logistics	0.2
Airlines	0.2
Cable	0.2
Containers & Packaging	0.2
Energy – Other	0.2
Healthcare Insurance	0.2
Media & Entertainment	0.2
Multiline Retail	0.2
Paper & Forest Products	0.2
Pipelines & Other	0.2
Retailers	0.2
Road & Rail	0.2
Trading Companies & Distributors	0.2
Auto Components	0.1
Automotive	0.1
Building Materials & Construction	0.1
Building Products	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Consumer Finance	0.1
Energy – Integrated	0.1
Leisure Equipment & Products	0.1
Marine	0.1
Metals	0.1
Railroads	0.1
Real Estate Management & Development	0.1
Structured Note	0.1

114.5
Liabilities in excess of other assets	(14.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A94

FLEXIBLE MANAGED PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $327,959,761:
Unaffiliated investments (cost $3,129,694,981)	$3,424,799,133
Affiliated investments (cost $838,214,760)	828,624,415
Foreign currency, at value (cost $24,896)	25,132
Receivable for investments sold	55,537,930
Dividends and interest receivable	12,270,196
Unrealized appreciation on swaps	3,186,043
Premium for swaps purchased	590,000
Foreign tax reclaim receivable	351,180
Receivable for Series shares sold	228,207
Due from broker—variation margin	2,327
Prepaid expenses	41,439

Total Assets	4,325,656,002

LIABILITIES
Collateral for securities on loan	339,524,711
Payable for investments purchased	266,467,119
Management fee payable	1,892,636
Unrealized depreciation on swaps	812,197
Accrued expenses and other liabilities	421,046
Payable for Series shares repurchased	203,469
Payable to custodian	10,330
Transfer agent fee payable	630

Total Liabilities	609,332,138

NET ASSETS	$3,716,323,864

Net assets were comprised of:
Paid-in capital	$3,098,697,814
Retained earnings	617,626,050

Net assets, December 31, 2007	$3,716,323,864

Net asset value and redemption price per share, $3,716,323,864 / 203,028,780 outstanding shares of beneficial interest (authorized 600,000,000 shares)	$18.30

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,041,084)	$50,986,587
Unaffiliated Interest	39,419,396
Affiliated dividend income	27,564,769
Affiliated income from securities loaned, net	899,705

118,870,457

EXPENSES
Management fee	22,616,106
Custodian’s fees and expenses	600,000
Shareholders’ reports	180,000
Insurance expenses	102,000
Trustees’ fees	58,000
Interest expense	32,816
Audit fee	24,000
Legal fees and expenses	18,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fee and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Miscellaneous	30,852

Total expenses	23,676,774

NET INVESTMENT INCOME	95,193,683

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	236,563,126
Futures transactions	15,655,198
Swap agreement transactions	7,447,348
Short sale transactions	(1,182,871)
Written options transactions	(80,697)
Foreign currency transactions	(21,990)

258,380,114

Net change in unrealized appreciation (depreciation) on:
Investments	(125,723,550)
Futures	668,156
Swaps	2,396,211
Foreign currencies	16,009

(122,643,174)

NET GAIN ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	135,736,940

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$230,930,623

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$95,193,683	$88,775,653
Net realized gain on investment, swap and foreign currency transactions	258,380,114	142,489,644
Net change in unrealized appreciation (depreciation) on investments, swaps and foreign currencies	(122,643,174)	186,244,474

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	230,930,623	417,509,771

DISTRIBUTIONS	(231,155,961)	(122,314,562)

SERIES SHARE TRANSACTIONS:
Series shares sold [986,911 and 1,352,364 shares, respectively]	18,632,642	23,240,485
Series shares issued in reinvestment of distributions [12,679,976 and 7,199,209 shares, respectively]	231,155,961	122,314,562
Series shares repurchased [13,414,705 and 15,165,926 shares, respectively]	(256,790,391)	(261,128,310)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(7,001,788)	(115,573,263)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,227,126)	179,621,946
NET ASSETS:
Beginning of year	3,723,550,990	3,543,929,044

End of year	$3,716,323,864	$3,723,550,990

SEE NOTES TO FINANCIAL STATEMENTS.

A95

GLOBAL PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.3% COMMON STOCKS	Shares	Value (Note 2)

Australia — 3.4%
AWB Ltd.	271,500	$694,230
BHP Billiton Ltd.	88,300	3,086,794
BlueScope Steel Ltd.	218,400	1,833,311
Commonwealth Bank of Australia	25,700	1,325,061
CSR Ltd.	173,200	468,999
Macquarie Bank Ltd.	45,200	3,024,208
OneSteel Ltd.	100,400	538,469
Pacific Brands Ltd.	460,600	1,308,071
QBE Insurance Group Ltd.	110,000	3,193,605
Quantas Airways Ltd.	582,700	2,768,605
Santos Ltd.	82,000	1,007,635
Telstra Corp. Ltd.	341,300	1,398,688
Toll Holdings Ltd.	185,900	1,856,047
Woolworths Ltd.	205,300	6,088,380
WorleyParsons Ltd.	86,100	3,878,752
Zinifex Ltd.	84,000	901,045

		33,371,900

Austria — 0.2%
Raiffeisen International Bank Holding AG	11,858	1,796,115
Voestalpine AG	9,500	686,836

		2,482,951

Belgium — 0.7%
AGFA-Gevaert NV	62,200	953,957
Fortis	74,100	1,951,169
InBev NV	44,000	3,666,827

		6,571,953

Bermuda — 0.6%
Covidien Ltd.	52,300	2,316,367
Tyco Electronics Ltd.	50,200	1,863,926
Tyco International Ltd.	55,000	2,180,750

		6,361,043

Brazil — 1.8%
Bolsa de Mercadorias e Futuros — BM&F	19,600	275,281
Bovespa Holding SA	86,900	1,674,534
Cia Vale do Rio Doce, ADR(b)	153,600	5,018,112
Net Servicos de Comunicacao SA(a)	99,500	1,213,006
Petroleo Brasileiro SA, ADR (Common Shares)	65,553	7,554,327
Petroleo Brasilerio SA, ADR (Preference Shares)(b)	16,300	1,568,386

		17,303,646

Canada — 1.5%
AbitibiBowater, Inc.(b)	24,200	498,762
Agnico-Eagle Mines Ltd.	51,189	2,796,455
Brookfield Asset Management, Inc. (Class A Stock)	76,100	2,733,416
Research In Motion Ltd.(a)	18,500	2,097,900
Rogers Communications, Inc.	83,000	3,783,546
Shoppers Drug Mart Corp.	46,600	2,514,733

		14,424,812

Chile — 0.1%
Cencosud SA, ADR, 144A	21,600	1,303,938

China — 1.3%
China Communications Construction Co. Ltd. (Class H Stock)	1,023,600	2,646,291
China Merchants Bank Co. Ltd. (Class H Stock)	264,500	1,064,151
China Oilfield Services Ltd. (Class H Stock)	528,000	1,179,182

SEE NOTES TO FINANCIAL STATEMENTS.

A96

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Country Garden Holdings Co. Ltd.(a)	545,000	$621,046
Industrial & Commercial Bank of China	9,354,000	6,640,394
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	412,000	943,565

		13,094,629

Denmark — 0.4%
Danske Bank A/S	36,600	1,433,486
H Lundbeck A/S	78,800	2,132,214

		3,565,700

Egypt — 0.3%
Egyptian Financial Group — Hermes Holding Co.	228,300	2,730,288

Finland — 0.6%
Nokia Oyj	83,400	3,233,722
Rautaruukki Oyj	31,500	1,365,520
Tietoenator Oyj	56,200	1,262,090

		5,861,332

France — 6.0%
Arkema(a)	530	34,823
AXA SA	63,500	2,542,897
BNP Paribas	41,600	4,514,163
Cie Generale D’Optique Essilor International SA	39,800	2,539,980
Ciments Francais SA	5,200	894,911
Compagnie Generale des Etablissements Michelin (Class B Stock)	20,200	2,318,377
Credit Agricole SA	41,000	1,382,912
Eurazeo	14,152	1,815,632
Iliad SA	14,500	1,560,302
L’Oreal SA	39,200	5,615,474
Natixis	57,000	1,095,048
Peugeot SA	33,400	2,531,968
Rallye SA	13,400	950,188
Renault SA	11,800	1,673,638
Sanofi-Aventis SA	51,500	4,742,123
Schneider Electric SA	42,700	5,785,979
Societe Generale	5,300	766,596
Thales SA	13,700	816,227
Thomson	80,000	1,138,062
Total SA	29,100	2,417,874
Total SA, ADR	75,400	6,228,039
Valeo SA	30,700	1,265,757
Veolia Environnement	56,275	5,138,199
Vivendi	38,000	1,743,410

		59,512,579

Germany — 3.6%
BASF AG	39,300	5,818,264
Beiersdorf AG	34,600	2,674,535
Daimler AG	31,900	3,087,999
Deutsche Bank AG	30,000	3,924,734
Deutsche Boerse AG	25,600	5,052,853
Hannover Rueckversicherung AG	25,500	1,182,223
Heidelberger Druckmaschinen AG	61,200	2,063,354
Muenchener Rueckversicherungs AG	13,900	2,699,848
Q-Cells AG(a)	20,700	2,961,380
ThyssenKrupp AG	60,200	3,376,277
TUI AG(a)	26,800	751,138
Volkswagen AG	6,600	1,509,478

		35,102,083

SEE NOTES TO FINANCIAL STATEMENTS.

A97

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Greece — 0.3%
National Bank of Greece SA, ADR(b)	202,800	$2,796,612

Hong Kong — 2.0%
Chaoda Modern Agriculture	1,218,645	1,090,243
China Mobile Ltd.	407,500	7,096,411
China Mobile Ltd., ADR(b)	7,200	625,464
Citic Pacific Ltd.	523,500	2,894,239
Esprit Holdings Ltd.	212,000	3,121,756
HongKong Electric Holdings	312,500	1,788,383
Li & Fung Ltd.	749,600	2,988,447

		19,604,943

India — 0.3%
HDFC Bank Ltd., ADR	22,000	2,869,900

Indonesia — 0.1%
Bank Rakyat Indonesia	1,818,500	1,413,639

Ireland — 0.3%
Allied Irish Banks PLC	77,300	1,771,084
Irish Life & Permanent PLC	86,900	1,513,194

		3,284,278

Italy — 1.7%
ENI SpA	121,400	4,446,204
Finmeccanica SpA	35,500	1,140,306
Fondiaria-Sai SpA	26,800	1,104,961
Geox SpA	57,400	1,153,925
Indesit Co. SpA	51,100	793,430
Intesa Sanpaolo SpA	237,900	1,881,719
Saipem SpA	137,200	5,502,281
Unione di Banche Italiane Scpa	33,200	913,040

		16,935,866

Japan — 8.8%
Aeon Mall Co. Ltd.	52,000	1,364,657
Alpine Electronics, Inc.	41,600	697,027
Alps Electric Co. Ltd.	49,700	642,080
Asahi Kasei Corp.	226,100	1,492,141
Circle K Sunkus Co. Ltd.	89,500	1,322,898
Cosmo Oil Co. Ltd.	303,300	1,121,115
Daiwa Securities Group, Inc.	75,400	676,915
Denki Kagaku Kogyo K K	224,900	972,113
Fanuc Ltd.	35,300	3,422,269
Fuji Heavy Industries Ltd.	347,000	1,607,284
Fukuoka Financial Group, Inc.	433,000	2,528,730
Hokkaido Electric Power Co., Inc.	18,400	396,631
Honda Motor Co. Ltd.	95,400	3,151,524
Jupiter Telecommunications Co.(a)	2,190	1,842,499
KK DaVinci Advisors(a)	941	815,237
Komatsu Ltd.	112,700	3,022,521
Kurabo Industries Ltd.	173,100	388,314
Kyushu Electric Power Co., Inc.	8,700	213,575
Marubeni Corp.	248,700	1,742,643
Matsushita Electric Industrial Co., Ltd.	74,000	1,516,325
Mitsubishi Chemical Holdings Corp.	162,000	1,236,008
Mitsubishi Tanabe Pharma Corp.	85,600	795,159
Mitsui & Co. Ltd.	176,000	3,675,345
Mitsui Chemicals, Inc.	148,000	960,793
NGK Insulators Ltd.	125,000	3,351,414
Nifco, Inc.	33,400	775,079
Nintendo Co. Ltd.	11,900	6,987,108

SEE NOTES TO FINANCIAL STATEMENTS.

A98

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Japan (continued)
Nippon Electric Glass Co. Ltd.	84,000	$1,366,432
Nippon Oil Corp.	185,600	1,500,460
Nippon Paper Group, Inc.	400	1,204,917
Nippon Shokubai Co. Ltd.	85,000	814,467
Nippon Telegraph and Telephone Corp.	600	2,982,559
Nipro Corp.	57,000	1,140,699
Nissan Motor Co. Ltd.	317,000	3,459,895
Nomura Holdings, Inc.	75,600	1,266,667
NTT DoCoMo, Inc.	1,600	2,634,096
OJI Paper Co. Ltd.	37,000	181,781
Okasan Holdings, Inc.	63,100	355,386
Promise Co. Ltd.	5,100	125,572
Ricoh Co. Ltd.	95,600	1,745,306
Santen Pharmaceutical Co. Ltd.	26,700	658,423
Sanwa Holdings Corp.	281,000	1,379,553
Seiko Epson Corp.	5,600	119,274
Shin-Etsu Chemical Co. Ltd.	34,600	2,151,816
Sumitomo Corp.	115,400	1,614,605
Sumitomo Realty & Development Co. Ltd.	90,000	2,201,047
Sumitomo Trust & Banking Co. Ltd. (The)	194,000	1,278,605
Suruga Bank Ltd.	187,000	2,034,323
Takefuji Corp.	19,000	456,354
Toppan Printing Co. Ltd.	85,000	833,583
Toyota Motor Corp.	42,900	2,284,799
Toyota Motor Corp., ADR	45,817	4,864,390
Yokohama Rubber Co. Ltd. (The)	174,300	1,030,125

		86,402,538

Mexico — 0.8%
America Movil — Ser. L, ADR	128,309	7,876,890

Netherlands — 1.6%
Aegon NV	56,800	1,004,009
CSM	40,200	1,357,691
Heineken NV, ADR	132,745	4,291,115
ING Groep NV	87,500	3,422,116
OCE NV	85,700	1,551,188
Royal Dutch Shell PLC, ADR	29,600	2,492,320
Royal KPN NV	114,200	2,077,062

		16,195,501

New Zealand — 0.2%
Air New Zealand Ltd.	737,900	1,063,574
Fisher & Paykel Appliances Holdings Ltd.	319,700	842,116

		1,905,690

Norway — 0.2%
Norsk Hydro ASA	54,500	778,880
StatoilHydro ASA	46,989	1,462,497

		2,241,377

Russia — 0.2%
PIK Group, GDR, 144A(a)	65,400	1,912,950

Singapore — 1.0%
CapitaLand Ltd.	759,000	3,265,525
MobileOne Ltd.	390,330	513,206
Neptune Orient Lines Ltd.	313,800	843,550
Singapore Airlines Ltd.	178,266	2,141,547
Wilmar International Ltd.	810,100	3,010,268

		9,774,096

SEE NOTES TO FINANCIAL STATEMENTS.

A99

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

South Africa — 0.4%
MTN Group Ltd.	149,000	$2,791,917
Naspers Ltd.	45,600	1,080,893

		3,872,810

South Korea — 0.2%
Samsung Electronics Co. Ltd., GDR	5,050	1,478,388

Spain — 1.7%
Banco Bilbao Vizcaya Argentaria SA	137,000	3,357,048
Banco Santander SA	241,900	5,230,786
Inditex SA	57,100	3,507,964
Repsol YPF SA	93,200	3,322,099
Telefonica SA	55,700	1,809,515

		17,227,412

Sweden — 0.6%
Electrolux AB, Ser. B	83,600	1,403,422
Nordea Bank AB	244,700	4,088,935
Volvo AB (Class B Stock)	44,800	752,073

		6,244,430

Switzerland — 4.6%
ABB Ltd.	286,300	8,249,000
Actelion Ltd.(a)	27,200	1,250,506
Baloise Holding AG	13,600	1,339,398
Ciba Specialty Chemicals AG	11,600	537,915
Credit Suisse Group	68,700	4,132,376
EFG International	32,600	1,310,162
Geberit AG	7,200	988,915
Georg Fischer AG(a)	2,500	1,539,107
Julius Baer Holding AG	28,700	2,372,760
Kuehne & Nagel International AG	22,700	2,175,463
Nestle SA	11,100	5,098,264
Rieter Holding AG	2,200	971,603
Roche Holdings AG	14,750	2,548,337
SGS SA	1,470	1,751,561
Sonova Holding AG	10,480	1,183,935
Swiss Reinsurance	35,300	2,508,400
Swisscom AG	6,200	2,420,527
UBS AG	19,400	897,902
Verwalt & Privat-Bank AG	2,578	638,153
Zurich Financial Services AG	10,400	3,054,366

		44,968,650

Taiwan — 0.4%
HON HAI Precision Industry Co. Ltd., GDR	197,678	2,451,207
MediaTek, Inc.	114,000	1,461,235

		3,912,442

United Arab Emirates — 0.1%
DP World Ltd.(a)	494,700	588,693

United Kingdom — 10.5%
Alliance & Leicester PLC(a)	76,000	980,333
AstraZeneca PLC	90,900	3,915,670
Aviva PLC(a)	60,000	803,806
Barclays PLC	299,200	3,001,768
Beazley Group PLC	411,400	1,332,816
BG Group PLC	267,100	6,114,440
BP PLC	452,600	5,540,827
Bradford & Bingley PLC(a)	178,100	950,131
Brit Insurance Holdings PLC	227,200	1,035,688

SEE NOTES TO FINANCIAL STATEMENTS.

A100

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
British Sky Broadcasting PLC	273,200	$3,366,327
BT Group PLC	756,400	4,106,778
Capita Group PLC	186,083	2,585,515
Carphone Warehouse Group PLC	158,100	1,084,192
Davis Service Group PLC	69,100	707,011
Drax Group PLC	43,281	521,240
DS Smith PLC	308,000	1,282,925
DSG International PLC	566,000	1,118,232
GKN PLC	302,000	1,695,278
GlaxoSmithKline PLC	55,000	1,400,291
HBOS PLC	210,900	3,085,666
Legal & General Group PLC	498,500	1,295,965
Lloyds TSB Group PLC	346,200	3,252,775
Man Group PLC	209,875	2,377,157
Northern Foods PLC	211,500	395,752
Old Mutual PLC	319,100	1,064,598
Reckitt Benckiser Group PLC	110,000	6,380,683
Rolls-Royce Group PLC(a)	488,787	5,312,479
Rolls-Royce Group PLC (Class B Stock)(a)	21,237,754	42,276
Rotork PLC	48,800	939,358
Royal & Sun Alliance Insurance Group PLC	300,200	885,613
Royal Bank of Scotland Group PLC (The)(a)	257,100	2,272,323
Royal Dutch Shell PLC (Class B Stock)	211,400	8,795,007
Standard Chartered PLC	53,700	1,971,152
Tate & Lyle PLC	71,300	631,589
Taylor Wimpey PLC	148,300	600,007
Tesco PLC(a)	698,100	6,632,060
Tomkins PLC	113,100	397,930
Tullow Oil PLC	165,500	2,146,334
Vedanta Resources PLC	77,600	3,160,475
Vodafone Group PLC	1,716,200	6,415,765
Xstrata PLC	55,600	3,929,055

		103,527,287

United States — 39.8%
3M Co.	24,600	2,074,272
Air Products & Chemicals, Inc.	25,309	2,496,227
Altria Group, Inc.	20,400	1,541,832
American Express Co.	32,000	1,664,640
American International Group, Inc.	60,400	3,521,320
Ameriprise Financial, Inc.	33,500	1,846,185
Amgen, Inc.(a)	28,800	1,337,472
Amylin Pharmaceuticals, Inc.(a)(b)	69,351	2,565,987
Anheuser-Busch Cos., Inc.	78,300	4,098,222
Apple, Inc.(a)	50,725	10,047,608
AT&T, Inc.	261,037	10,848,698
Avon Products, Inc.	56,100	2,217,633
Baker Hughes, Inc.	61,600	4,995,760
Bank of America Corp.	101,300	4,179,638
Bank of New York Mellon Corp. (The)	64,300	3,135,268
Boeing Co.	21,418	1,873,218
Boston Scientific Corp.(a)(b)	68,600	797,818
Cablevision Systems Corp. (Class A Stock)(a)	49,300	1,207,850
Cameron International Corp.(a)	36,788	1,770,606
CBS Corp. (Class B Stock)(b)	30,700	836,575
Chevron Corp.	64,900	6,057,117
Citigroup, Inc.	77,400	2,278,656
Coca-Cola Co. (The)	61,836	3,794,875
Comcast Corp. (Class A Stock)(a)(b)	48,300	881,958

SEE NOTES TO FINANCIAL STATEMENTS.

A101

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
CVS Caremark Corp.	56,675	$2,252,831
Dell, Inc.(a)	72,000	1,764,720
Duke Energy Corp.	70,200	1,415,934
E.I. du Pont de Nemours & Co.	53,200	2,345,588
Entergy Corp.	25,200	3,011,904
Exxon Mobil Corp.	68,000	6,370,920
Fannie Mae	39,600	1,583,208
FedEx Corp.	6,236	556,064
Fifth Third Bancorp	61,400	1,542,982
Genentech, Inc.(a)	107,686	7,222,500
General Dynamics Corp.	85,774	7,633,028
General Electric Co.	181,700	6,735,619
General Mills, Inc.	30,600	1,744,200
General Motors Corp.(b)	40,700	1,013,023
Genworth Financial, Inc.	114,900	2,924,205
Goldman Sachs Group, Inc. (The)(b)	49,085	10,555,729
Google, Inc. (Class A Stock)(a)	10,116	6,995,012
H&R Block, Inc.	105,400	1,957,278
Hartford Financial Services Group, Inc.	10,500	915,495
Hess Corp.	24,526	2,473,692
Hewlett-Packard Co.	69,827	3,524,867
Home Depot, Inc. (The)	131,500	3,542,610
Illinois Tool Works, Inc.	54,200	2,901,868
Intel Corp.	313,104	8,347,353
International Business Machines Corp.	27,800	3,005,180
International Paper Co.	89,900	2,910,962
Johnson & Johnson	50,600	3,375,020
JPMorgan Chase & Co.	123,500	5,390,775
Kraft Foods, Inc. (Class A Stock)	36,500	1,190,995
Las Vegas Sands Corp.(a)(b)	66,250	6,827,063
Lehman Brothers Holdings, Inc.(b)	90,147	5,899,220
Liberty Media Holdings Corp. — Capital (Class A Stock)(a)	17,100	1,991,979
Liberty Media Holdings Corp. — Interactive (Class A Stock)(a)	80,100	1,528,308
Lincoln National Corp.	25,000	1,455,500
Lockheed Martin Corp.	80,170	8,438,694
Lowe’s Cos., Inc.	177,308	4,010,707
Marsh & McLennan Cos., Inc.	135,500	3,586,685
Mastercard, Inc. (Class A Stock)(b)	40,278	8,667,826
McDonald’s Corp.	212,737	12,532,336
Merck & Co., Inc.	242,386	14,085,049
Merrill Lynch & Co., Inc.(b)	68,266	3,664,519
MGM Mirage(a)	38,574	3,240,987
Microsoft Corp.	295,376	10,515,386
Monsanto Co.	89,813	10,031,214
Morgan Stanley	36,500	1,938,515
Murphy Oil Corp.	44,000	3,732,960
New York Times Co. (The) (Class A Stock)(b)	62,200	1,090,366
Newell Rubbermaid, Inc.	92,700	2,399,076
NiSource, Inc.	76,300	1,441,307
Nucor Corp.	10,500	621,810
Pfizer, Inc.	141,300	3,211,749
Praxair, Inc.	91,780	8,141,804
Procter & Gamble Co.	13,500	991,170
QUALCOMM, Inc.	44,566	1,753,672
Qwest Communications International, Inc.(a)(b)	149,100	1,045,191
Raytheon Co.	41,000	2,488,700
Schering-Plough Corp.(b)	156,497	4,169,080
Schlumberger Ltd.	85,370	8,397,847
Southwest Airlines Co.	184,900	2,255,780

SEE NOTES TO FINANCIAL STATEMENTS.

A102

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

United States (continued)
Spectra Energy Corp.	67,000	$1,729,940
Sprint Nextel Corp.	159,800	2,098,174
St. Joe Co. (The)(b)	21,400	759,914
State Street Corp.	36,700	2,980,040
Time Warner, Inc.	241,100	3,980,561
Transocean, Inc.(a)(b)	61,385	8,787,263
U.S. Bancorp	98,800	3,135,912
Union Pacific Corp.	75,222	9,449,388
UnitedHealth Group, Inc.	210,016	12,222,931
Verizon Communications, Inc.	44,100	1,926,729
Viacom, Inc. (Class B Stock)(a)	23,000	1,010,160
Wal-Mart Stores, Inc.	57,400	2,728,222
Walt Disney Co. (The)	52,700	1,701,156
Waste Management, Inc.	77,200	2,522,124
Wyeth	52,500	2,319,975
Wynn Resorts Ltd.(a)	71,544	8,022,229
Yum! Brands, Inc.	132,140	5,056,998

		391,859,213

TOTAL LONG-TERM INVESTMENTS (cost $780,759,091)		948,580,459

SHORT-TERM INVESTMENTS — 6.9%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $68,236,783; includes $42,679,550 of cash collateral received for securities on loan)(Note 4)(c)(d)	68,236,783	68,236,783

	Principal Amount (000)
U.S. Government Treasury Obligations
United States
United States Treasury Bill 2.80%, 03/13/08(e) (cost $298,343)	$300	298,181

TOTAL SHORT-TERM INVESTMENTS (cost $68,535,126)		68,534,964

TOTAL INVESTMENTS(f) — 103.2% (cost $849,294,217)		1,017,115,423
LIABILITIES IN EXCESS OF OTHER ASSETS — (3.2%)		(32,106,030)

NET ASSETS — 100.0%		$985,009,393

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
144A	Security was purchased pursuant to rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $41,229,381; cash collateral of $42,679,550 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	As of December 31, 2007, 88 securities representing $158,514,607 and 16.1% of net assets were fair valued in accordance with policies adopted by the Board of Trustees.

SEE NOTES TO FINANCIAL STATEMENTS.

A103

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Oil, Gas & Consumable Fuels	8.1%
Affiliated Money Market Mutual Fund (including 4.3% of collateral received for securities on loan)	6.9
Commercial Banks	6.5
Capital Markets	5.7
Pharmaceuticals	4.7
Chemicals	3.8
Hotels, Restaurants & Leisure	3.7
Insurance	3.5
Diversified Financial Services	3.4
Diversified Telecommunication	3.4
Wireless Telecommunication Services	3.1
Energy Equipment & Services	3.0
Metals & Mining	2.9
Aerospace & Defense	2.6
Automobiles	2.6
Food & Staples Retailing	2.5
Media	2.2
Computers & Peripherals	1.9
Machinery	1.9
Electrical Equipment	1.8
Software	1.8
Industrial Conglomerates	1.7
Specialty Retail	1.7
Beverages	1.6
Food Products	1.5
Health Care Providers & Services	1.2
Real Estate Management & Development	1.2
Household Durables	1.1
Personal Products	1.1
Semiconductors & Semiconductor Equipment	1.1
Biotechnology	1.0
IT Services	1.0
Road & Rail	1.0
Commercial Services & Supplies	0.9
Health Care Equipment & Supplies	0.9
Airlines	0.8
Auto Components	0.7
Communications Equipment	0.7
Electric Utilities	0.7
Electronic Equipment & Instruments	0.7
Household Products	0.7
Internet Software & Services	0.7
Multi-Utilities	0.7
Trading Companies & Distributors	0.7
Paper & Forest Products	0.6
Distributors	0.4
Construction & Engineering	0.3
Marine	0.3
Office Electronics	0.3
Thrifts & Mortgage Finance	0.3
Air Freight & Logistics	0.2
Building Products	0.2
Internet & Catalog Retail	0.2
Textiles, Apparel & Luxury Goods	0.2
Tobacco	0.2
Construction Materials	0.1
Consumer Finance	0.1
Health Care Technology	0.1

SEE NOTES TO FINANCIAL STATEMENTS.

A104

GLOBAL PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Independent Power Producers & Energy Traders	0.1%
Transportation Infrastructure	0.1
Water Utilities	0.1

103.2
Liabilities in excess of other assets	(3.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A105

GLOBAL PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $41,229,381:
Unaffiliated investments (cost $781,057,434)	$948,878,640
Affiliated investments (cost $68,236,783)	68,236,783
Cash	440,876
Foreign currency, at value (cost $8,074,610)	8,200,987
Receivable for investments sold	4,308,808
Dividends and interest receivable	780,184
Foreign tax reclaim receivable	587,565
Receivable for Series shares sold	313,455
Prepaid expenses	10,795

Total Assets	1,031,758,093

LIABILITIES
Collateral for securities on loan	42,679,550
Payable for investments purchased	3,046,829
Management fee payable	633,098
Accrued expenses and other liabilities	271,002
Payable for Series shares repurchased	117,342
Transfer agent fee payable	879

Total Liabilities	46,748,700

NET ASSETS	$985,009,393

Net assets were comprised of:
Paid-in capital	$758,331,291
Retained earnings	226,678,102

Net assets, December 31, 2007	$985,009,393

Net asset value and redemption price per share, $985,009,393 / 40,014,249 outstanding shares of beneficial interest (authorized 125,000,000 shares)	$24.62

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $1,209,389)	$20,115,894
Affiliated dividend income	1,533,729
Affiliated income from securities loaned, net	210,276
Interest	112,942

21,972,841

EXPENSES
Management fee	7,345,354
Custodian’s fees and expenses	312,000
Shareholders’ reports	181,000
Audit fee	24,000
Trustees’ fees	20,000
Insurance expenses	20,000
Interest expense	19,797
Legal fees and expenses	9,000
Transfer agent’s fees and expenses (including affiliated expense of $4,600) (Note 4)	5,000
Miscellaneous	16,268

Total expenses	7,952,419

NET INVESTMENT INCOME	14,020,422

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	64,048,253
Futures transactions	71,128
Foreign currency transactions	(219,166)

63,900,215

Net change in unrealized appreciation (depreciation) on:
Investments	17,935,646
Foreign currencies	29,281

17,964,927

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	81,865,142

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,885,564

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$14,020,422	$10,692,630
Net realized gain on investment and foreign currency transactions	63,900,215	32,439,736
Net change in unrealized appreciation (depreciation) on investments, futures and foreign currencies	17,964,927	112,256,288

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	95,885,564	155,388,654

DISTRIBUTIONS	(10,692,295)	(5,516,655)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,809,090 and 2,609,905 shares, respectively]	43,514,915	53,367,041
Series shares issued in reinvestment of distributions [435,886 and 272,832 shares, respectively]	10,692,295	5,516,655
Series shares repurchased [3,630,416 and 4,426,740 shares, respectively]	(87,249,982)	(90,036,644)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(33,042,772)	(31,152,948)

TOTAL INCREASE IN NET ASSETS	52,150,497	118,719,051
NET ASSETS:
Beginning of year	932,858,896	814,139,845

End of year	$985,009,393	$932,858,896

SEE NOTES TO FINANCIAL STATEMENTS.

A106

GOVERNMENT INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 91.2%	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Asset Backed Securities — 3.5%
Citibank Credit Card Issuance Trust,
Series 2007-A8, Class A8	5.65%	09/20/19		$1,500	$1,501,501
Small Business Administration Participation Certificates,
Series 1996-20J, Class 1	7.20%	10/01/16		3,169	3,291,124
Series 1997-20A, Class 1	7.15%	01/01/17		3,235	3,356,743
Series 1997-20G, Class 1	6.85%	07/01/17		1,184	1,226,355
Series 1998-20I, Class 1	6.00%	09/01/18		2,452	2,518,025

					11,893,748

Collateralized Mortgage Obligations — 6.8%
Federal Home Loan Mortgage Corp.,
Series 2496, Class PM	5.50%	09/15/17		2,819	2,840,987
Series 2501, Class MC	5.50%	09/15/17		1,851	1,883,525
Series 2513, Class HC	5.00%	10/15/17		2,339	2,333,691
Series 2518, Class PV	5.50%	06/15/19		1,920	1,922,128
Federal National Mortgage Association,
Series 2002-18, Class PC	5.50%	04/25/17		5,000	5,098,177
Series 2002-57, Class ND	5.50%	09/25/17		2,115	2,152,482
Series 2002-94, Class HQ	4.50%	01/25/18		6,419	6,226,330
Merrill Lynch Mortgage Investors, Inc.,
Series 2003-E, Class A1(a)	5.175%	10/25/28		156	155,411
Structured Adjustable Rate Mortgage Loan,
Series 2004-1, Class 4A-3(a)	4.17%	02/25/34		527	536,993

					23,149,724

Commercial Mortgage Backed Securities — 7.4%
Bear Stearns Commercial Mortgage Securities, Inc.,
Series 2000-WF1, Class A1	7.64%	02/15/32		366	369,116
Series 2004-T16, Class A5	4.60%	02/13/46		4,200	4,134,532
Series 2006-PW11, Class A4(a)	5.457%	03/11/39		860	872,819
Series 2006-T22, Class A4(a)	5.465%	04/12/38		2,700	2,755,827
First Union National Bank Commercial Mortgage Trust,
Series 2000-C1, Class A1	7.739%	05/17/32		84	83,652
GS Mortgage Securities Corp. II,
Series 2003-C1, Class A3	4.608%	01/10/40		6,800	6,718,658
Merrill Lynch Mortgage Trust,
Series 2006-C1, Class ASB(a)	5.659%	05/12/39		1,500	1,534,238
Merrill Lynch/Countrywide Commercial Mortgage Trust,
Series 2007-5, Class A4	5.378%	08/12/48		2,000	2,000,372
Morgan Stanley Capital I,
Series 2005-IQ9, Class AAB	4.51%	07/15/56		2,500	2,444,488
Series 2005-T19, Class AAB	4.852%	06/12/47		1,375	1,353,261
Series 2006-IQ11, Class A4(a)	5.773%	10/15/42		2,800	2,884,159
Morgan Stanley Dean Witter I,
Series 2001-TOP1, Class A2	6.32%	02/15/33		71	71,007

					25,222,129

Corporate Bond — 0.5%
DEPFA ACS Bank, 144A(b)	5.125%	03/16/37		1,520	1,502,403

Foreign Government Bonds — 0.7%
Hungary Government Bonds	8.00%	02/12/15	HUF	198,540	1,190,467
Poland Government Bond, Series 1015	6.25%	10/24/15	PLN	2,660	1,097,386
Sweden Government Bond, Series 1040	6.50%	05/05/08	SEK	1,080	168,260

					2,456,113

Mortgage Backed Securities — 56.3%
Federal Home Loan Mortgage Corp.(a)	3.531%	05/01/34		$1,681	1,696,967
Federal Home Loan Mortgage Corp.(a)	3.788%	06/01/34		3,917	3,871,818
Federal Home Loan Mortgage Corp.	5.00%	06/01/33-05/01/34		10,048	9,816,810

SEE NOTES TO FINANCIAL STATEMENTS.

A107

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS (continued)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Mortgage Backed Securities (continued)
Federal Home Loan Mortgage Corp.	5.50%	TBA 30 YR	$4,500	$4,490,154
Federal Home Loan Mortgage Corp.	6.00%	09/01/34	619	629,236
Federal Home Loan Mortgage Corp.	6.00%	TBA 30 YR	10,000	10,146,880
Federal Home Loan Mortgage Corp.	6.50%	06/01/08-09/01/32	748	770,310
Federal Home Loan Mortgage Corp.	7.00%	08/01/11-10/01/32	573	587,211
Federal National Mortgage Association(a)	3.496%	06/01/34	11,492	11,633,147
Federal National Mortgage Association(a)	3.592%	07/01/33	5,445	5,437,755
Federal National Mortgage Association(a)	3.789%	04/01/34	688	678,068
Federal National Mortgage Association(a)	4.046%	08/01/33	2,810	2,800,103
Federal National Mortgage Association(a)	4.241%	04/01/34	1,922	1,915,225
Federal National Mortgage Association(a)	4.479%	06/01/34	1,553	1,562,690
Federal National Mortgage Association(a)	4.869%	10/01/34	2,584	2,568,497
Federal National Mortgage Association(a)	4.986%	06/01/36	3,940	3,977,652
Federal National Mortgage Association	5.00%	07/01/18-12/01/31	8,700	8,715,572
Federal National Mortgage Association	5.00%	TBA 30 YR	5,500	5,365,938
Federal National Mortgage Association	5.50%	01/01/17-04/01/36	43,820	43,820,592
Federal National Mortgage Association	5.50%	TBA 15 YR	4,500	4,557,654
Federal National Mortgage Association	5.50%	TBA 30 YR	23,500	23,470,625
Federal National Mortgage Association	6.00%	11/01/14-01/01/36	8,695	8,850,127
Federal National Mortgage Association	6.00%	TBA 30 YR	6,900	7,005,653
Federal National Mortgage Association	6.276%	03/01/11	1,146	1,198,216
Federal National Mortgage Association	6.50%	11/01/09-10/01/37	7,190	7,414,552
Federal National Mortgage Association	7.00%	02/01/12-01/01/36	1,801	1,887,258
Federal National Mortgage Association	7.50%	05/01/08-10/01/12	166	171,440
Federal National Mortgage Association	8.00%	03/01/22-02/01/26	51	54,448
Federal National Mortgage Association	9.00%	02/01/25-04/01/25	217	236,337
Government National Mortgage Association	5.00%	07/15/33-04/15/34	3,956	3,899,294
Government National Mortgage Association	5.50%	03/15/34-03/15/36	4,250	4,282,477
Government National Mortgage Association	6.00%	TBA 30 YR	4,000	4,095,000
Government National Mortgage Association	6.50%	07/15/32-08/15/32	837	867,594
Government National Mortgage Association	7.00%	03/15/23-08/15/28	1,920	2,038,801
Government National Mortgage Association	7.50%	12/15/25-02/15/26	365	389,440
Government National Mortgage Association	8.50%	09/15/24-04/15/25	478	521,962

				191,425,503

U.S. Government Agency Obligations — 13.1%
Federal Farm Credit Bank	4.875%	01/17/17	980	1,005,355
Federal Home Loan Bank	3.625%	12/17/10	2,595	2,595,340
Federal Home Loan Bank	4.625%	10/10/12	9,530	9,808,571
Federal Home Loan Mortgage Corp.	5.35%	11/14/11	1,210	1,221,117
Federal National Mortgage Association	5.00%	03/15/16	2,870	2,999,161
Federal National Mortgage Association	5.30%	02/22/11	14,630	14,636,540
FICO Strip Principal	Zero	05/11/18	4,000	2,487,216
Tennessee Valley Authority, Series B	4.375%	06/15/15	9,850	9,862,815

				44,616,115

U.S. Government Treasury Securities — 2.9%
United States Treasury Bonds(c)	4.75%	02/15/37	355	371,530
United States Treasury Bonds	6.25%	08/15/23	2,500	2,993,165
United States Treasury Notes	3.625%	12/31/12	15	15,113
United States Treasury Notes	4.125%	08/15/08	15	15,063
United States Treasury Notes	4.875%	08/15/16	900	958,360
United States Treasury Strips(b)	Zero	05/15/20-05/15/21	10,100	5,560,008

				9,913,239

TOTAL LONG-TERM INVESTMENTS (cost $307,402,062)				310,178,974

SEE NOTES TO FINANCIAL STATEMENTS.

A108

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENTS — 25.5%	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

U.S. Government Agency Obligation — 5.1%
Federal Home Loan Mortgage Corp., Discount Note (cost $17,326,910)	Zero	02/19/08	$ 17,500	$17,403,873

			Shares

Affiliated Mutual Funds — 20.4%
Dryden Core Investment Fund — Short-Term Bond Series (cost $50,892,138)(e)			5,119,361	48,326,772
Dryden Core Investment Fund — Taxable Money Market Series (cost $21,203,483; includes $350,649 of cash collateral received for securities on loan) (Note 4)(d)(e)			21,203,483	21,203,483

TOTAL AFFILIATED MUTUAL FUNDS (cost $72,095,621)				69,530,255

OUTSTANDING OPTION PURCHASED			Contracts
Call Option
Iceland Krona, expiring 08/05/08 @ $67.75 (cost $18,866)			336,900	20,888

TOTAL SHORT-TERM INVESTMENTS (cost $89,441,397)				86,955,016

TOTAL INVESTMENTS 116.7% (cost $396,843,459)				397,133,990
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(f) (16.7%)				(56,826,576)

TOTAL NET ASSETS 100.0%				$340,307,414

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
AUD	Australian Dollar
EUR	Euro
FICO	Financing Corporation
GBP	British Pound
HUF	Hungarian Forint
ISK	Iceland Krona
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
TBA	To be announced

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2007.

(b)	Security segregated as collateral for futures contracts.

(c)	All or portion of security is on loan. The aggregate market value of such securities is $346,006; cash collateral of $350,649 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series and the Dryden Core Investment Fund — Short-Term Bond Series.

(f)	Other liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures contracts, forward foreign currency contracts and interest rate swap agreements as follows:

SEE NOTES TO FINANCIAL STATEMENTS.

A109

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Open futures contracts outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at December 31, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
6	Australian 10 Yr. Bond	Mar. 08	$493,560	$493,938	$(378)
13	2 Yr. Euro Schatz	Mar. 08	1,964,435	1,978,449	(14,014)
9	Euro Bund	Mar. 08	1,488,355	1,523,160	(34,805)
2	Long-Term U.K. Gilt	Mar. 08	438,849	438,992	(143)
1	New Zealand 3 Mo. Bill	Mar. 08	701,753	702,222	(469)
222	U.S. 30 Yr. Bond	Mar. 08	25,835,250	25,807,087	28,163

					(21,646)

Short Positions:
31	U.S. Treasury 2 Yr. Notes	Mar. 08	6,517,750	6,521,026	3,276
190	U.S. Treasury 5 Yr. Notes	Mar. 08	20,953,437	20,883,561	(69,876)
25	U.S. Treasury 10 Yr. Notes	Mar. 08	2,834,766	2,808,235	(26,531)

					(93,131)

					$(114,777)

Open forward foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts:	Notional Amount (000)		Payable at Statement Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Australian Dollar expiring 01/18/08	AUD	474,841	$417,090	$416,503	$(587)
Euro expiring 01/25/08	EUR	521,185	753,451	762,362	8,911
Hungarian Forint expiring 01/24/08	HUF	29,524,899	167,100	170,432	3,332
Iceland Krona expiring 01/16/08	ISK	22,045,836	355,732	350,014	(5,718)
Iceland Krona expiring 01/18/08	ISK	13,056,227	203,900	207,182	3,282
New Zealand Dollar expiring 01/18/08	NZD	669,906	520,553	514,398	(6,155)
Pound Sterling expiring 01/25/08	GBP	244,021	488,264	485,386	(2,878)
Swedish Krona expiring 01/24/08	SEK	2,223,234	340,400	344,071	3,671

					$3,858

Sales Contracts:	Notional Amount (000)		Receivable at Statement Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Euro expiring 01/25/08	EUR	234,937	$339,100	$343,654	$(4,554)
Hungarian Forint expiring 01/24/08	HUF	218,676,559	1,263,312	1,262,306	1,006
Iceland Krona expiring 01/16/08	ISK	13,160,726	203,900	208,948	(5,048)
New Zealand Dollar expiring 01/18/08	NZD	218,758	170,500	167,977	2,523
Polish Zloty expiring 01/24/08	PLN	1,872,293	765,232	760,902	4,330
Pound Sterling expiring 01/25/08	GBP	83,043	167,100	165,182	1,918
Swedish Krona expiring 01/24/08	SEK	2,215,372	341,951	342,854	(903)

					(728)

					$3,130

SEE NOTES TO FINANCIAL STATEMENTS.

A110

GOVERNMENT INCOME PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Merrill Lynch Capital Services(1)	08/14/12	$3,410	5.20857%	3 month LIBOR	$195,908
Deutsche Bank AG(1)	11/16/12	13,500	4.65517%	3 month LIBOR	273,624
Morgan Stanley Capital Services(1)	12/07/12	2,145	4.15033%	3 month LIBOR	1,691
Morgan Stanley Capital Services(1)	12/11/12	7,500	4.37022%	3 month LIBOR	75,863
Merrill Lynch Capital Services(2)	12/14/12	4,040	4.35284%	3 month LIBOR	(38,898)
Merrill Lynch Capital Services(1)	08/02/17	2,250	5.52959%	3 month LIBOR	190,197
Deutsche Bank AG(1)	11/19/17	28,840	5.585%	3 month LIBOR	96,880
Deutsche Bank AG(2)	11/19/27	12,320	5.69%	3 month LIBOR	(43,432)
Morgan Stanley Capital Services(2)	12/11/37	1,090	5.08438%	3 month LIBOR	(13,133)
Merrill Lynch Capital Services(2)	12/11/37	6,385	5.08938%	3 month LIBOR	(98,703)

					$639,997

(1)	The Portfolio pays the floating rate and receives the fixed rate.

(2)	The Portfolio pays the fixed rate and receives the floating rate.

The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Mortgage Backed Securities	56.3%
Affiliated Mutual Funds (including 0.1% of collateral received for securities on loan)	20.4
U.S. Government Agency Obligations	18.2
Commercial Mortgage Backed Securities	7.4
Collateralized Mortgage Obligations	6.8
Asset Backed Securities	3.5
U.S. Government Treasury Securities	2.9
Foreign Government Bonds	0.7
Corporate Bond	0.5

116.7
Other liabilities in excess of other assets	(16.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A111

GOVERNMENT INCOME PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $346,006:
Unaffiliated investments (cost $324,747,838)	$327,603,735
Affiliated investments (cost $72,095,621)	69,530,255
Foreign currency (cost $22)	22
Receivable for investments sold	121,320,939
Interest receivable	1,969,659
Unrealized appreciation on swaps	834,163
Due from broker — variation margin	54,812
Unrealized appreciation on forward currency contracts	28,973
Receivable for Series shares sold	24,899
Prepaid expenses	3,666

Total Assets	521,371,123

LIABILITIES
Payable for investments purchased	180,102,861
Collateral for securities on loan	350,649
Unrealized depreciation on swaps	194,166
Accrued expenses and other liabilities	140,941
Payable for Series shares repurchased	125,241
Management fee payable	115,450
Unrealized depreciation on forward currency contracts	25,843
Payable to custodian	4,792
Deferred trustees’ fees	3,206
Transfer agent fee payable	560

Total Liabilities	181,063,709

NET ASSETS	$340,307,414

Net assets were comprised of:
Paid-in capital	$345,517,435
Retained earnings	(5,210,021)

Net assets, December 31, 2007	$340,307,414

Net asset value and redemption price per share, ($340,307,414 / 29,903,156 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$11.38

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated interest income	$13,665,484
Affiliated dividend income	3,883,421
Affiliated income from securities loaned, net	67,551

17,616,456

EXPENSES
Management fee	1,372,156
Shareholders’ reports	140,000
Interest expense	104,905
Custodian’s fees and expenses	94,000
Audit fee	22,000
Trustees’ fees	14,000
Insurance expenses	8,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $2,700) (Note 4)	3,000
Miscellaneous	9,508

Total expenses	1,775,569

NET INVESTMENT INCOME	15,840,887

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(13,554)
Foreign currency transactions	(105,672)
Futures transactions	(842,040)
Short sale transactions	(106,461)
Swap transactions	430,047
Options written transactions	19,009

(618,671)

Net change in unrealized appreciation (depreciation) on:
Investments	3,002,493
Foreign currencies	(159)
Futures	(102,540)
Short sales	(3,281)
Swaps	684,435

3,580,948

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	2,962,277

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,803,164

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$15,840,887	$17,134,336
Net realized loss on investments and foreign currency transactions	(618,671)	(2,865,056)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	3,580,948	(1,250,146)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,803,164	13,019,134

DISTRIBUTIONS	(15,181,670)	(17,558,195)

SERIES SHARE TRANSACTIONS:
Series share sold [722,847 and 1,318,889 shares, respectively]	8,166,048	14,867,273
Series share issued in reinvestment of distributions [1,353,614 and 1,568,051 shares, respectively]	15,181,670	17,558,195
Series share repurchased [3,624,503 and 4,593,356 shares, respectively]	(40,920,583)	(51,789,971)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(17,572,865)	(19,364,503)

TOTAL DECREASE IN NET ASSETS	(13,951,371)	(23,903,564)
NET ASSETS:
Beginning of year	354,258,785	378,162,349

End of year	$340,307,414	$354,258,785

SEE NOTES TO FINANCIAL STATEMENTS.

A112

HIGH YIELD BOND PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 90.9% CORPORATE BONDS — 90.0%	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Aerospace/Defense — 2.1%
Bombardier, Inc., Notes (Canada), 144A	Ba2	6.30%	05/01/14	$1,000	$977,500
DRS Technologies, Inc., Gtd. Notes	B1	6.625%	02/01/16	4,600	4,542,500
DRS Technologies, Inc., Gtd. Notes	B3	6.875%	11/01/13	2,000	1,990,000
DRS Technologies, Inc., Gtd. Notes(b)	B3	7.625%	02/01/18	4,375	4,429,688
Esterline Technologies Corp., Sr. Notes	Ba3	6.625%	03/01/17	750	742,500
Esterline Technologies Corp., Sr. Sub. Notes	B1	7.75%	06/15/13	4,500	4,612,500
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%	06/15/12	6,800	6,961,500
L-3 Communications Corp., Gtd. Notes, Ser. B	Ba3	6.375%	10/15/15	5,200	5,122,000
L-3 Communications Corp., Sr. Unsec’d. Notes	Ba3	6.125%	01/15/14	1,180	1,156,400
Moog, Inc., Sr. Sub. Notes	Ba3	6.25%	01/15/15	2,000	1,945,000
TransDigm, Inc., Gtd. Notes	B3	7.75%	07/15/14	3,025	3,070,375

					35,549,963

Airlines — 0.5%
AMR Corp., Notes, MTN	CCC+(g)	10.40%	03/10/11	1,000	997,500
AMR Corp., Notes, MTN	CCC+(g)	10.40%	03/15/11	1,000	997,500
AMR Corp., Notes, MTN	NR	10.55%	03/12/21	1,425	1,364,438
Calair Capital Corp., Gtd. Notes	B3	8.125%	04/01/08	2,828	2,827,999
Continental Airlines, Inc., Pass-thru Certs.,
Ser. 98-1, Class B	Ba2	6.748%	03/15/17	1,245	1,188,847
Ser. 99-2, Class B	Ba2	7.566%	03/15/20	468	453,969

					7,830,253

Automotive — 3.4%
Ford Motor Co., Bank Loan(f)	Ba3	8.00%	12/15/13	12,870	11,893,051
Ford Motor Credit Co., Notes(b)	B1	7.875%	06/15/10	19,130	17,650,619
Ford Motor Credit Co., Sr. Notes(b)	B1	9.875%	08/10/11	2,250	2,128,113
General Motors Corp., Notes(b)	Caa1	7.20%	01/15/11	17,175	15,801,000
General Motors Corp., Sr. Notes(b)	Caa1	7.125%	07/15/13	1,125	975,938
Goodyear Tire & Rubber Co., Sr. Notes(b)	Ba3	9.00%	07/01/15	27	28,620
Lear Corp., Sr. Notes, Ser. B	B3	8.75%	12/01/16	2,175	1,979,250
TRW Automotive, Inc., Gtd. Notes, 144A(b)	Ba3	7.25%	03/15/17	4,675	4,195,813
Visteon Corp., Sr. Notes(b)	Caa2	7.00%	03/10/14	2,595	1,946,250

					56,598,654

Banking — 0.7%
Banco BMG SA, Notes (Brazil), 144A(b)	Ba1	9.15%	01/15/16	5,000	5,070,000
Halyk Savings Bank of Kazakhstan, Notes (Kazakhstan), 144A (cost $1,313,962; purchased 10/22/04)(k)	Baa3	8.125%	10/07/09	1,305	1,305,000
HSBK Europe BV, Gtd. Notes (Netherlands), 144A	Baa3	7.25%	05/03/17	3,500	3,045,000
Kazkommerts International BV, Gtd. Notes (Netherlands), 144A	Ba1	7.00%	11/03/09	1,685	1,575,475

					10,995,475

Building Materials & Construction — 0.6%
Goodman Global Holdings, Inc., Sr. Notes, Ser. B(h)	B1	7.9906%	06/15/12	1,759	1,750,205
KB Home, Notes	Ba1	6.375%	08/15/11	700	640,500
Nortek, Inc., Sr. Sub. Notes(b)	B3	8.50%	09/01/14	4,850	3,880,000
Toll Corp., Sr. Sub. Notes	Ba2	8.25%	02/01/11	4,150	3,932,125

					10,202,830

Cable — 3.4%
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	10.00%	05/15/14	2,517	1,488,176
Charter Communications Holdings I LLC, Gtd. Notes(b)	NR	11.00%	10/01/15	3,265	2,644,650
Charter Communications Holdings I LLC, Gtd. Notes	Caa3	11.125%	01/15/14	1,515	918,469
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	11.75%	05/15/14	3,150	1,992,375
Charter Communications Holdings I LLC, Gtd. Notes(b)	Caa3	13.50%	01/15/14	1,000	716,250
Charter Communications Holdings I LLC, Sec’d. Notes(b)	Caa2	11.00%	10/01/15	7,828	6,379,819
Charter Communications Holdings II LLC, Gtd. Notes	NR	10.25%	10/01/13	1,683	1,611,473
Charter Communications Holdings LLC, Bank Loan(f)	B1	6.984%	09/06/14	8,500	7,934,426
Charter Communications Operating LLC, Sr. Notes, 144A	B2	8.375%	04/30/14	1,750	1,693,125

SEE NOTES TO FINANCIAL STATEMENTS.

A113

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)		Value (Note 2)

Cable (continued)
Comcast Cable Communications Holdings, Inc., Gtd. Notes	Baa2	8.375%	03/15/13	$100	(i)	$112
CSC Holdings, Inc., Debs.	B2	7.625%	07/15/18	3,800		3,491,250
CSC Holdings, Inc., Debs.	B2	7.875%	02/15/18	800		748,000
CSC Holdings, Inc., Debs., Ser. B	B2	8.125%	08/15/09	5,450		5,545,375
CSC Holdings, Inc., Sr. Notes, Ser. B	B2	7.625%	04/01/11	350		349,125
CSC Holdings, Inc., Sr. Notes, Ser. B	B2	8.125%	07/15/09	2,410		2,449,163
Mediacom Broadband LLC, Sr. Notes	B3	8.50%	10/15/15	1,975		1,750,344
Mediacom LLC, Sr. Notes(b)	B3	9.50%	01/15/13	4,275		3,970,406
UPC Broadbank Holding BV, Bank Loan(f)	Ba3	7.13%	12/31/14	5,000		4,726,565
Videotron Ltee, Gtd. Notes (Canada)	Ba1	6.375%	12/15/15	3,450		3,238,688
Videotron Ltee, Gtd. Notes (Canada)	Ba1	6.875%	01/15/14	3,570		3,494,138
Virgin Media Finance PLC, Gtd. Notes (United Kingdom)	B2	9.125%	08/15/16	1,275		1,262,250

						56,404,179

Capital Goods — 7.5%
Actuant Corp., Sr. Notes, 144A(b)	Ba2	6.875%	06/15/17	3,375		3,341,250
ALH Finance LLC, Sr. Sub. Notes(b)	B3	8.50%	01/15/13	2,400		2,304,000
Allied Waste of North America, Inc., Sec’d. Notes, Ser. B	B1	5.75%	02/15/11	5,320		5,213,600
Allied Waste of North America, Inc., Sr. Notes	B1	6.875%	06/01/17	500		487,500
Allied Waste of North America, Inc., Sr. Notes	B1	7.25%	03/15/15	900		895,500
Allied Waste of North America, Inc., Sr. Notes	B1	7.875%	04/15/13	675		690,188
Ashtead Capital, Inc., Notes, 144A(b)	B1	9.00%	08/15/16	6,270		5,548,950
Ashtead Holdings PLC, Sec’d. Notes (United Kingdom), 144A(b)	B1	8.625%	08/01/15	6,375		5,578,125
Baldor Electric Co., Sr. Notes(b)	B3	8.625%	02/15/17	5,235		5,392,050
Blount, Inc., Sr. Sub. Notes	B2	8.875%	08/01/12	8,865		8,887,162
Capital Safety Group Ltd., Bank Loan(f)	B1	7.63%	07/20/15	2,728		2,639,654
Capital Safety Group Ltd., Bank Loan(f)	B1	8.31%	07/20/16	7,272		7,071,704
Columbus Mckinnon Corp., Sr. Sub. Notes	B1	8.875%	11/01/13	5,300		5,485,500
GrafTech Finance, Inc., Gtd. Notes	B2	10.25%	02/15/12	6,139		6,330,844
Hertz Corp., Gtd. Notes(b)	B2	10.50%	01/01/16	950		983,250
Hertz Corp., Sr. Notes(b)	B1	8.875%	01/01/14	11,211		11,365,150
Invensys PLC, Sr. Notes (United Kingdom), 144A	B2	9.875%	03/15/11	360		380,229
Johnsondiversey Holdings, Inc., Disc. Notes	Caa1	10.67%	05/15/13	4,331		4,374,310
Johnsondiversey, Inc., Gtd. Notes, Ser. B	B3	9.625%	05/15/12	2,715		2,776,088
Mobile Mini, Inc., Sr. Notes	B1	6.875%	05/01/15	3,800		3,458,000
RBS Global, Inc. And Rexnord Corp., Gtd. Notes(b)	B3	9.50%	08/01/14	8,205		8,122,950
Rental Service Corp., Gtd. Notes(b)	Caa1	9.50%	12/01/14	5,845		5,231,275
SPX Corp., Sr. Notes, 144A(b)	Ba2	7.625%	12/15/14	6,250		6,375,000
Stena AB, Sr. Notes (Sweden)	Ba3	7.50%	11/01/13	6,675		6,583,219
Terex Corp., Gtd. Notes(b)	Ba2	7.375%	01/15/14	2,790		2,824,875
Terex Corp., Sr. Sub. Notes	Ba3	8.00%	11/15/17	5,000		5,062,500
United Rentals North America, Inc., Gtd. Notes	B1	6.50%	02/15/12	1,420		1,288,650
United Rentals North America, Inc., Sr. Sub. Notes	B3	7.75%	11/15/13	3,150		2,740,500
Valmont Industries, Inc., Gtd. Notes	Ba3	6.875%	05/01/14	4,920		4,870,800

						126,302,823

Chemicals — 2.6%
Arco Chemical Co., Debs.	B3	10.25%	11/01/10	1,000		1,040,000
Hercules, Inc., Gtd. Notes	Ba3	6.75%	10/15/29	5,500		5,293,750
Huntsman International LLC, Gtd. Notes	Ba1	11.625%	10/15/10	5,301		5,619,060
Ineos Group Holdings PLC, Notes (United Kingdom), 144A(b)	B3	8.50%	02/15/16	1,700		1,513,000
Koppers, Inc., Gtd. Notes	B2	9.875%	10/15/13	8,380		8,819,950
Momentive Performance Materials, Inc., Sr. Notes, 144A(b)	B3	9.75%	12/01/14	6,810		6,265,200
Momentive Performance Materials, Inc., Sr. Sub. Notes, 144A(b)	Caa2	11.50%	12/01/16	2,650		2,292,250
Mosaic Co., Sr. Notes, 144A(b)	Ba1	7.625%	12/01/14	2,375		2,541,250
Mosaic Co., Sr. Notes, 144A(b)	Ba1	7.875%	12/01/16	2,375		2,565,000
Nalco Co., Sr. Notes	B1	7.75%	11/15/11	5,480		5,548,500
Nalco Co., Sr. Sub. Notes(b)	B3	8.875%	11/15/13	1,720		1,793,100

						43,291,060

SEE NOTES TO FINANCIAL STATEMENTS.

A114

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Consumer — 2.3%
Levi Strauss & Co., Sr. Unsub. Notes(b)	B2	9.75%	01/15/15	$4,870	$4,857,825
Mac-Gray Corp., Sr. Notes	B2	7.625%	08/15/15	2,950	2,876,250
Realogy Corp., Sr. Notes, 144A(b)	Caa1	10.50%	04/15/14	1,950	1,457,625
Realogy Corp., Sr. Notes, PIK, 144A(b)	Caa1	11.00%	04/15/14	8,200	5,699,000
Realogy Corp., Sr. Sub. Notes, 144A	Caa2	12.375%	04/15/15	19,050	12,001,500
Service Corp. International, Debs.	B1	7.875%	02/01/13	2,000	2,010,550
Service Corp. International, Sr. Notes	B1	6.75%	04/01/16	4,975	4,788,438
Service Corp. International, Sr. Notes	B1	7.00%	06/15/17	2,100	2,010,750
Stewart Enterprises, Inc., Sr. Notes	Ba3	6.25%	02/15/13	3,450	3,243,000

					38,944,938

Electric — 8.8%
AES Corp., Sec’d. Notes, 144A	Ba3	8.75%	05/15/13	3,550	3,705,313
AES Corp., Sr. Notes(b)	B1	9.375%	09/15/10	6,700	7,035,000
AES Corp., Sr. Notes(b)	B1	9.50%	06/01/09	1,805	1,868,175
AES Eastern Energy LP, Pass-thru-Certs., Ser. 99-A(f)	Ba1	9.00%	01/02/17	2,758	2,985,907
Ser. 99-B(f)	Ba1	9.67%	01/02/29	2,000	2,380,000
CMS Energy Corp., Sr. Notes(b)	Ba1	8.50%	04/15/11	1,310	1,411,145
Dynegy Holdings, Inc., Debs.	B2	7.125%	05/15/18	675	597,375
Dynegy Holdings, Inc., Sr. Notes	B2	6.875%	04/01/11	528	509,520
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%	06/01/15	3,575	3,342,625
Dynegy Holdings, Inc., Sr. Unsec’d. Notes(b)	B2	8.375%	05/01/16	5,370	5,249,175
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.00%	05/15/17	7,500	7,368,749
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.625%	05/15/27	855	803,700
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.75%	06/15/16	3,750	3,862,500
Energy Future Holdings Corp., Gtd. Notes, 144A(b)	B3	10.875%	11/01/17	5,675	5,703,375
Energy Future Holdings Corp., Ser. C, Sr. Unsec’d. Notes	Caa1	6.375%	01/01/08	4,000	3,999,895
Intergen NV, Sec’d. Notes (Netherlands), 144A (cost $6,224,110; purchased 7/23/07-9/06/07)(b)(k)	Ba3	9.00%	06/30/17	6,275	6,604,438
Midwest Generation LLC, Pass-thru Certs., Ser. A	Baa3	8.30%	07/02/09	2,885	2,927,946
Ser. B	Baa3	8.56%	01/02/16	1,102	1,176,317
Mirant Americas Generation LLC, Sr. Notes	B3	8.30%	05/01/11	7,075	7,092,688
Mirant Corp., Sr. Notes, 144A(c)(f)	NR	7.40%	07/15/49	1,825	1,825
Mirant North America LLC, Sr. Notes(b)	B1	7.375%	12/31/13	2,605	2,611,513
Nevada Power Co., Gen Ref. Mtge. Notes, Ser. A	Baa3	8.25%	06/01/11	1,675	1,819,345
NRG Energy, Inc., Bank Loan(f)	Ba1	6.48%	02/01/13	2,343	2,232,337
NRG Energy, Inc., Bank Loan(f)	Ba1	6.58%	02/01/13	5,074	4,835,082
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	10,250	9,993,749
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/15/17	4,300	4,192,500
Orion Power Holdings, Inc., Sr. Notes	B2	12.00%	05/01/10	5,355	5,836,950
Reliant Energy Mid-Atlantic Power Holdings LLC, Pass-thru Certs., Ser. B(f)	Ba2	9.237%	07/02/17	1,562	1,632,683
Ser. C(f)	Ba2	9.681%	07/02/26	250	271,563
Sierra Pacific Resources, Inc., Sr. Notes(b)	Ba3	8.625%	03/15/14	1,530	1,634,854
Texas Competitive Electric Holdings Co. LLC, Bank Loan(f)	Ba3	Zero%	10/10/14	30,000	29,466,479
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A(b)	B3	10.25%	11/01/15	3,000	2,970,000
Texas Competitive Electric Holdings Co. LLC, Gtd. Notes, 144A	B3	10.25%	11/01/15	11,575	11,459,249

					147,581,972

Energy – Integrated — 0.2%
TNK-BP Finance SA, Gtd. Notes (Luxembourg), 144A	Baa2	7.50%	07/18/16	3,000	2,906,250

Energy – Other — 3.4%
Chesapeake Energy Corp., Gtd. Notes	Ba3	6.50%	08/15/17	1,275	1,230,375
Chesapeake Energy Corp., Gtd. Notes(b)	Ba3	7.75%	01/15/15	1,604	1,636,080
Chesapeake Energy Corp., Sr. Notes	Ba3	6.375%	06/15/15	3,950	3,821,625
Chesapeake Energy Corp., Sr. Notes(b)	Ba3	7.00%	08/15/14	2,350	2,361,750
Compagnie Generale De Geophysique-Veritas, Gtd. Notes (France)	Ba3	7.50%	05/15/15	780	789,750

SEE NOTES TO FINANCIAL STATEMENTS.

A115

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Energy – Other (continued)
Forest Oil Corp., Sr. Notes, 144A(b)	B1	7.25%	06/15/19	$4,000	$4,020,000
Forest Oil Corp., Sr. Notes	B1	8.00%	06/15/08	440	444,400
McMoran Exploration Co., Gtd. Notes	Caa1	11.875%	11/15/14	4,250	4,265,938
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	09/01/14	4,175	4,133,250
Newfield Exploration Co., Sr. Sub. Notes	Ba3	6.625%	04/15/16	3,600	3,528,000
Parker Drilling Co., Sr. Notes	B2	9.625%	10/01/13	4,030	4,281,875
Petrohawk Energy Corp., Gtd. Notes	B3	9.125%	07/15/13	5,525	5,815,062
Petroplus Finance Ltd., Gtd. Notes (Bermuda), 144A(b)	B1	6.75%	05/01/14	2,850	2,654,063
Petroplus Finance Ltd., Gtd. Notes (Bermuda), 144A	B1	7.00%	05/01/17	1,675	1,532,625
Pioneer Natural Resources Co., Sr. Notes	Ba1	5.875%	07/15/16	1,950	1,795,057
Pioneer Natural Resources Co., Sr. Unsec’d. Notes	Ba1	6.65%	03/15/17	6,430	6,200,872
Plains Exploration & Production Co., Gtd. Notes	B1	7.00%	03/15/17	1,000	956,250
Plains Exploration & Production Co., Gtd. Notes	B1	7.75%	06/15/15	1,800	1,800,000
Pride International, Inc., Sr. Unsec’d. Notes	Ba2	7.375%	07/15/14	1,525	1,566,938
Tesoro Corp., Gtd. Notes	Ba1	6.25%	11/01/12	55	55,000
Tesoro Corp., Gtd. Notes	Ba1	6.50%	06/01/17	2,150	2,128,500
Tesoro Corp., Gtd. Notes	Ba1	6.625%	11/01/15	1,175	1,163,250

					56,180,660

Foods — 2.1%
Ahold Finance USA, Inc., Gtd. Notes(b)	Baa3	6.875%	05/01/29	1,780	1,874,854
Ahold Finance USA, Inc., Notes	Baa3	8.25%	07/15/10	1,120	1,217,558
Albertson’s LLC, Debs.(b)	B1	7.45%	08/01/29	3,775	3,633,207
Albertson’s LLC, Debs.	B1	8.70%	05/01/30	2,050	2,184,045
Aramark Corp., Sr. Notes(b)	B3	8.50%	02/01/15	8,500	8,606,250
Carrols Corp., Gtd. Notes	B3	9.00%	01/15/13	500	455,000
Del Monte Corp., Sr. Sub. Notes	B2	8.625%	12/15/12	625	629,688
Dole Food Co., Inc., Gtd. Notes	Caa1	7.25%	06/15/10	1,757	1,598,870
National Beef Packing Co. LLC, Sr. Notes	Caa1	10.50%	08/01/11	4,284	4,069,800
Pathmark Stores, Inc., Gtd. Notes	Caa2	8.75%	02/01/12	1,590	1,636,380
Smithfield Foods, Inc., Sr. Notes, Ser. B	Ba3	8.00%	10/15/09	2,040	2,060,400
Stater Brothers Holdings, Sr. Notes	B2	7.75%	04/15/15	3,500	3,377,500
Stater Brothers Holdings, Sr. Notes	B2	8.125%	06/15/12	2,890	2,853,875
Supervalu, Inc., Sr. Notes(b)	B1	7.50%	11/15/14	1,625	1,665,625

					35,863,052

Gaming — 5.7%
Boyd Gaming Corp., Sr. Sub. Notes	B1	6.75%	04/15/14	3,559	3,389,948
Caesars Entertainment, Inc., Sr. Sub. Notes(b)	Ba1	8.125%	05/15/11	4,430	4,119,900
CCM Merger, Inc., Notes, 144A	B3	8.00%	08/01/13	9,940	9,368,449
Downstream Development Authority of the Quapaw Tribe of Oklahoma, Sr. Notes, 144A	B3	12.00%	10/15/15	3,050	2,851,750
Fontainebleau Las Vegas Holdings LLC, Mortgage Backed, 144A(b)	Caa1	10.25%	06/15/15	7,750	6,723,125
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	5.50%	07/01/10	1,200	1,116,000
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	5.625%	06/01/15	5,010	3,657,300
Harrah’s Operating Co., Inc., Gtd. Notes	Baa3	6.50%	06/01/16	775	577,375
Isle of Capri Casinos, Inc., Sr. Sub. Notes	B3	7.00%	03/01/14	1,750	1,435,000
Mandalay Resort Group, Sr. Notes	Ba2	9.50%	08/01/08	845	861,900
Mandalay Resort Group, Sr. Sub. Notes	B1	9.375%	02/15/10	581	601,335
MGM Mirage, Inc., Gtd. Notes	Ba2	6.00%	10/01/09	7,965	7,925,174
MGM Mirage, Inc., Gtd. Notes	Ba2	6.875%	04/01/16	3,000	2,827,500
MGM Mirage, Inc., Gtd. Notes	Ba2	7.50%	06/01/16	6,000	5,940,000
MGM Mirage, Inc., Gtd. Notes(b)	Ba2	7.625%	01/15/17	2,225	2,197,188
MGM Mirage, Inc., Gtd. Notes(b)	B1	8.375%	02/01/11	5,967	6,101,258
MGM Mirage, Inc., Gtd. Notes	Ba2	8.50%	09/15/10	1,200	1,245,000
MGM Mirage, Inc., Sr. Notes	Ba2	5.875%	02/27/14	2,750	2,516,250
MGM Mirage, Inc., Sr. Notes	Ba2	6.75%	09/01/12	750	730,313
Mohegan Tribal Gaming Authority, Sr. Notes	Baa3	6.125%	02/15/13	3,750	3,665,625
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba2	8.00%	04/01/12	2,845	2,887,675
Mohegan Tribal Gaming Authority, Sr. Sub. Notes	Ba2	8.375%	07/01/11	400	406,000

SEE NOTES TO FINANCIAL STATEMENTS.

A116

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Gaming (continued)
River Rock Entertainment Authority (The), Sec’d. Notes	B2	9.75%	11/01/11	$1,000	$1,045,000
Seneca Gaming Corp., Sr. Unsec’d. Notes, Ser. B	Ba2	7.25%	05/01/12	5,125	5,163,438
Shingle Springs Tribal Gaming Authority, Sr. Notes, 144A	B3	9.375%	06/15/15	5,523	5,357,310
Station Casinos, Inc., Sr. Notes	B2	6.00%	04/01/12	4,960	4,414,400
Station Casinos, Inc., Sr. Sub. Notes(b)	Caa1	6.50%	02/01/14	3,650	2,737,500
Station Casinos, Inc., Sr. Sub. Notes(b)	Caa1	6.625%	03/15/18	2,200	1,507,000
Station Casinos, Inc., Sr. Unsec’d. Notes	B2	7.75%	08/15/16	200	180,500
Tropicana Entertainment LLC, Sr. Sub. Notes(b)	Caa3	9.625%	12/15/14	6,700	4,254,500

					95,803,713

Healthcare & Pharmaceutical — 11.1%
Accellent, Inc., Gtd. Notes	Caa3	10.50%	12/01/13	15,088	12,673,919
Alliance Imaging, Inc., Sr. Sub. Notes, 144A	B3	7.25%	12/15/12	4,805	4,564,750
Alliance Imaging, Inc., Sr. Sub. Notes	B3	7.25%	12/15/12	2,775	2,636,250
Columbia/HCA Healthcare Corp., Debs.	Caa1	7.50%	12/15/23	600	491,329
Columbia/HCA Healthcare Corp., MTN	Caa1	8.70%	02/10/10	1,800	1,804,693
Columbia/HCA Healthcare Corp., MTN	Caa1	9.00%	12/15/14	4,365	4,207,812
Community Health Systems, Inc., Bank Loan(f)	Ba3	Zero	07/25/14	464	446,008
Community Health Systems, Inc., Bank Loan(f)	Ba3	7.493%	07/25/14	9,227	8,868,114
Community Health Systems, Inc., Gtd. Notes	B3	8.875%	07/15/15	11,800	12,021,249
Concentra, Inc., Bank Loan(f)	Caa1	10.86%	06/25/15	2,000	1,840,000
Davita, Inc., Gtd. Notes	B1	6.625%	03/15/13	1,400	1,393,000
Elan Finance PLC, Gtd. Notes (Ireland)(h)	B3	8.8688%	11/15/11	1,020	969,000
Elan Finance PLC, Sr. Notes (Ireland)	B3	7.75%	11/15/11	4,800	4,512,000
Elan Finance PLC, Sr. Unsec’d. Notes (Ireland)	B3	8.875%	12/01/13	4,500	4,432,500
Hanger Orthopedic Group, Inc., Sr. Notes	Caa1	10.25%	06/01/14	4,500	4,612,500
HCA, Inc., Bank Loan(f)	Ba3	7.08%	11/17/13	16,209	15,597,275
HCA, Inc., Sec’d. Notes	B2	9.125%	11/15/14	1,000	1,040,000
HCA, Inc., Sec’d. Notes	B2	9.25%	11/15/16	6,875	7,218,750
HCA, Inc., Sec’d. Notes, PIK(b)	B2	9.625%	11/15/16	11,025	11,658,938
HCA, Inc., Sr. Unsec’d. Notes	Caa1	8.75%	09/01/10	2,200	2,219,250
LVB Acquisition Merger Sub., Inc., Gtd. Notes, 144A(b)	B3	10.00%	10/15/17	6,200	6,324,000
LVB Acquisition Merger Sub., Inc., Gtd. Notes, 144A	Caa1	11.625%	10/15/17	7,950	7,830,750
Medco Health Solutions, Inc., Sr. Notes	Baa3	7.25%	08/15/13	455	498,431
Mylan, Inc., Bank Loan(f)	B1	8.191%	12/20/14	7,500	7,417,185
Omega Healthcare Investors, Inc., Gtd. Notes	Ba3	7.00%	04/01/14	500	495,000
Omnicare, Inc., Sr. Sub. Notes	Ba3	6.125%	06/01/13	2,500	2,325,000
PTS Acquisition Corp., Bank Loan(f)	Ba3	7.4481%	04/10/14	6,965	6,475,649
PTS Acquisition Corp., Sr. Notes, PIK, 144A(b)	Caa1	9.50%	04/15/15	5,525	5,124,438
Res-Care, Inc., Sr. Notes(f)	B1	7.75%	10/15/13	4,800	4,752,000
Select Medical Corp., Gtd. Notes(b)	B3	7.625%	02/01/15	1,925	1,645,875
Senior Housing Properties Trust, Sr. Notes	Ba1	7.875%	04/15/15	3,300	3,442,976
Senior Housing Properties Trust, Sr. Notes	Ba1	8.625%	01/15/12	3,730	3,953,800
Skilled Healthcare Group, Inc., Sr. Sub. Notes	Caa1	11.00%	01/15/14	6,957	7,443,990
Sun Healthcare Group, Inc., Gtd. Notes	B3	9.125%	04/15/15	1,950	1,964,625
Surgical Care Affiliates, Inc., Sr. Sub. Notes, 144A (cost $4,149,333; purchased 6/21/07- 12/19/07)(b)(k)	Caa1	10.00%	07/15/17	4,300	3,913,000
Ventas Realty LP, Gtd. Notes	Ba1	7.125%	06/01/15	1,550	1,565,500
Ventas Realty LP, Gtd. Notes	Ba1	8.75%	05/01/09	1,400	1,435,000
Ventas Realty LP, Gtd. Notes	Ba1	9.00%	05/01/12	3,648	3,921,600
Viant Holdings, Inc., Gtd Notes, 144A	Caa1	10.125%	07/15/17	13,517	12,368,054

					186,104,210

Healthcare Insurance — 0.1%
Coventry Health Care, Inc., Sr. Notes(b)	Ba1	6.125%	01/15/15	1,000	1,003,483

Lodging — 1.5%
Felcor Lodging LP, Gtd. Notes(b)	Ba3	8.50%	06/01/11	6,275	6,541,688
Gaylord Entertainment Co., Sr. Notes	B3	8.00%	11/15/13	155	154,225

SEE NOTES TO FINANCIAL STATEMENTS.

A117

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Lodging (continued)
Host Hotels & Resorts, Sr. Notes(b)	BB(g)	6.875%	11/01/14	$925	$920,375
Host Marriott LP, Sr. Notes	Ba1	6.75%	06/01/16	5,100	5,023,500
Host Marriott LP, Sr. Notes(b)	Ba1	7.125%	11/01/13	3,890	3,919,175
Host Marriott LP, Sr. Notes, Ser. M	Ba1	7.00%	08/15/12	8,150	8,149,999
Royal Caribbean Cruises, Ltd., Sr. Notes (Liberia)	Ba1	8.75%	02/02/11	1,150	1,199,087

					25,908,049

Media & Entertainment — 7.1%
AMC Entertainment, Inc., Gtd Notes(b)	B2	11.00%	02/01/16	2,465	2,594,413
AMC Entertainment, Inc., Gtd. Notes, Ser. B	Ba3	8.625%	08/15/12	2,125	2,167,500
AMC Entertainment, Inc., Sr. Sub. Notes	B2	8.00%	03/01/14	675	634,500
Cinemark, Inc., Sr. Disc. Notes(j)	B3	9.75%	03/15/14	1,855	1,727,469
Clear Channel Communications, Inc., Debs.	Baa3	6.875%	06/15/18	625	501,349
Clear Channel Communications, Inc., Sr. Notes	Baa3	5.50%	09/15/14	1,735	1,322,478
Clear Channel Communications, Inc., Sr. Notes	Baa3	5.75%	01/15/13	4,725	3,912,480
CMP Susquehanna Corp., Gtd. Notes	Caa1	9.875%	05/15/14	2,550	1,912,500
Dex Media West LLC, Sr. Sub. Notes, Ser. B	B1	9.875%	08/15/13	7,725	8,033,999
Dex Media, Inc., Notes	B2	8.00%	11/15/13	2,825	2,655,500
DirecTV Holdings LLC, Gtd. Notes	Ba3	6.375%	06/15/15	3,659	3,512,640
DirecTV Holdings LLC, Sr. Notes	Ba3	8.375%	03/15/13	425	442,000
Echostar DBS Corp., Gtd. Notes	Ba3	6.625%	10/01/14	4,675	4,651,625
Echostar DBS Corp., Gtd. Notes	Ba3	7.00%	10/01/13	1,075	1,085,750
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16	8,050	8,210,999
Idearc, Inc., Bank Loan(f)	Ba2	6.83%	11/17/14	8,280	7,877,139
Idearc, Inc., Sr. Notes	B2	8.00%	11/15/16	5,115	4,693,013
Intelsat Bermuda Ltd., Gtd. Notes (Bermuda)	B2	9.25%	06/15/16	2,475	2,487,375
Intelsat Bermuda Ltd., Sr. Notes (Bermuda)	Caa1	11.25%	06/15/16	10,660	11,006,449
Intelsat Ltd., Sr. Unsec’d. Notes (Bermuda)(b)	Caa1	5.25%	11/01/08	1,700	1,678,750
Intelsat Subsidiary Holding Co., Ltd., Sr. Notes (Bermuda)	B2	8.25%	01/15/13	7,610	7,648,050
Medianews Group, Inc., Sr. Sub. Notes	B3	6.375%	04/01/14	2,375	1,425,000
Medianews Group, Inc., Sr. Sub. Notes	B3	6.875%	10/01/13	1,375	859,375
Morris Publishing Group LLC, Gtd. Notes	B1	7.00%	08/01/13	1,050	762,563
Quebecor Media, Inc., Notes, 144A (Canada)	B2	7.75%	03/15/16	2,550	2,448,000
Quebecor Media, Inc., Sr. Notes (Canada)(b)	B2	7.75%	03/15/16	2,930	2,812,800
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-1	B3	6.875%	01/15/13	1,300	1,163,500
R.H. Donnelley Corp., Sr. Disc. Notes, Ser. A-2	B3	6.875%	01/15/13	7,700	6,891,500
R.H. Donnelley Corp., Sr. Notes, 144A(b)	B3	8.875%	10/15/17	2,000	1,850,000
R.H. Donnelley Corp., Sr. Notes, Ser. A-3(b)	B3	8.875%	01/15/16	1,310	1,224,850
Radio One, Inc., Gtd. Notes, Ser. B(b)	B3	8.875%	07/01/11	3,400	3,183,250
Rainbow National Services LLC, Sr. Notes, 144A	B2	8.75%	09/01/12	2,000	2,057,500
Rainbow National Services LLC, Sr. Sub. Debs., 144A	B3	10.375%	09/01/14	205	222,169
Universal City Florida Holding Co. I/II, Sr. Notes	B3	8.375%	05/01/10	4,050	4,070,250
Univision Communications, Inc., Bank Loan(f)	Ba3	7.45%	09/29/14	134	122,204
Univision Communications, Inc., Bank Loan(f)	Ba3	7.207%	09/29/14	3,866	3,519,464
Univision Communications, Inc., Sr. Notes, PIK, 144A(b)	B3	9.75%	03/15/15	7,680	6,998,400

					118,366,803

Metals — 4.9%
AK Steel Corp., Gtd. Notes(b)	B1	7.75%	06/15/12	5,242	5,268,210
Aleris International, Inc., Sr. Notes, PIK	B3	9.00%	12/15/14	2,200	1,837,000
Aleris International, Inc., Sr. Sub. Notes(b)	Caa1	10.00%	12/15/16	2,100	1,701,000
Arch Western Finance LLC, Sr. Notes	B1	6.75%	07/01/13	3,085	2,992,450
Century Aluminum Co., Gtd. Notes	B1	7.50%	08/15/14	3,952	3,892,720
CSN Islands VII Corp., Gtd. Notes (Cayman Islands), 144A	BB(g)	10.75%	09/12/08	4,945	5,093,350
FMG Finance Pty Ltd., Sec’d. Notes (Australia), 144A (cost $4,624,450; purchased 4/23/07- 7/19/07)(b)(k)	B1	10.625%	09/01/16	3,900	4,465,500
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes(b)	Ba3	8.375%	04/01/17	10,425	11,180,812
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes(h)	Ba3	8.394%	04/01/15	3,500	3,552,500
Gerdau AmeriSteel Corp., Sr. Notes	Ba1	10.375%	07/15/11	4,225	4,446,813

SEE NOTES TO FINANCIAL STATEMENTS.

A118

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Metals (continued)
Ispat Inland ULC, Sec’d. Notes (Canada)	Baa3	9.75%	04/01/14	$8,165	$8,846,484
Metals USA, Inc., Sec’d. Notes	B3	11.125%	12/01/15	9,575	9,910,124
Novelis, Inc., Sr. Notes (Canada)	B3	7.25%	02/15/15	2,615	2,458,100
Peabody Energy Corp., Ser. B, Gtd. Notes	Ba1	6.875%	03/15/13	3,000	3,015,000
PNA Group, Inc., Sr. Notes	B3	10.75%	09/01/16	3,700	3,478,000
Ryerson, Inc., Sec’d. Notes, 144A (cost $7,564,132; purchased 10/3/07-10/26/07)(b)(k)	B2	12.00%	11/01/15	7,500	7,406,250
Southern Copper Corp., Sr. Notes	Baa2	7.50%	07/27/35	3,550	3,759,841

					83,304,154

Non Captive Finance — 2.0%
General Motors Acceptance Corp., Notes	Ba3	6.75%	12/01/14	2,075	1,673,589
General Motors Acceptance Corp., Notes	Ba3	6.875%	09/15/11	5,980	5,115,854
General Motors Acceptance Corp., Notes	Ba3	6.875%	08/28/12	19,540	16,373,817
GMAC LLC, Unsub. Notes	Ba3	6.625%	05/15/12	3,000	2,493,951
Residential Capital Corp., Sr. Unsec’d. Notes	Ba3	7.875%	06/30/10	6,725	4,304,000
Residential Capital LLC, Gtd. Notes	Ba3	8.00%	06/01/12	5,725	3,520,875

					33,482,086

Packaging — 2.5%
Ball Corp., Gtd. Notes	Ba1	6.625%	03/15/18	5,205	5,165,962
Berry Plastics Holding Corp., Sec’d. Notes(h)	B3	8.8656%	09/15/14	2,025	1,893,375
Berry Plastics Holding Corp., Sec’d. Notes(b)	B3	8.875%	09/15/14	4,600	4,370,000
Crown Americas LLC, Sr. Notes	B1	7.625%	11/15/13	8,000	8,179,999
Exopack Holding Corp., Sr. Notes	B3	11.25%	02/01/14	4,965	4,865,700
Graham Packaging Co., Inc., Gtd. Notes(b)	Caa1	8.50%	10/15/12	2,950	2,758,250
Graham Packaging Co., Inc., Sub. Notes	Caa1	9.875%	10/15/14	2,650	2,438,000
Greif Brothers Corp., Gtd. Notes	Ba2	6.75%	02/01/17	7,075	6,915,813
Owens-Brockway Glass Container, Inc., Gtd. Notes(b)	B3	8.25%	05/15/13	2,425	2,515,938
Silgan Holdings, Inc., Sr. Sub. Notes	B1	6.75%	11/15/13	3,250	3,152,500

					42,255,537

Paper — 3.2%
Abitibi-Consolidated, Inc., Notes (Canada)(b)	B3	5.25%	06/20/08	1,617	1,548,278
Cascades, Inc., Sr. Notes (Canada)(b)	Ba3	7.25%	02/15/13	5,025	4,710,938
Catalyst Paper Corp., Gtd. Notes, Ser. D (Canada)	B2	8.625%	06/15/11	5,950	4,938,500
Cellu Tissue Holdings, Inc., Sr. Sec’d. Notes	B2	9.75%	03/15/10	2,500	2,412,500
Domtar Corp., Gtd. Notes (Canada)	B1	5.375%	12/01/13	1,200	1,083,000
Domtar Corp., Gtd. Notes (Canada)(b)	B+(g)	7.875%	10/15/11	1,525	1,557,406
Georgia-Pacific, Corp., Debs.	B2	9.50%	12/01/11	500	525,000
Georgia-Pacific, Corp., Notes(b)	B2	8.125%	05/15/11	1,440	1,461,600
Georgia-Pacific, Corp., Gtd. Notes, 144A (cost $4,800,000; purchased 12/13/06)(b)(k)	Ba3	7.125%	01/15/17	4,800	4,668,000
Glatfelter, Gtd. Notes	Ba2	7.125%	05/01/16	320	315,200
Graphic Packaging International Corp., Sr. Notes	B2	8.50%	08/15/11	7,155	7,083,449
Graphic Packaging International Corp., Sr. Sub. Notes(b)	B3	9.50%	08/15/13	2,525	2,493,438
Jefferson Smurfit Corp., Gtd. Notes	B3	8.25%	10/01/12	1,000	985,000
Millar Western Forest Products Ltd., Sr. Notes (Canada)	B2	7.75%	11/15/13	375	279,375
NewPage Corp., Gtd. Notes	B2	10.00%	05/01/12	1,800	1,809,000
Norampac, Inc., Sr. Notes (Canada)	Ba3	6.75%	06/01/13	1,630	1,487,375
Smurfit-Stone Container Enterprises, Inc., Sr. Notes(b)	B3	8.00%	03/15/17	1,845	1,782,731
Smurfit-Stone Container Enterprises, Inc., Sr. Notes(b)	B3	8.375%	07/01/12	4,290	4,257,825
Stone Container Finance, Gtd. Notes.(b)	B3	7.375%	07/15/14	1,585	1,493,863
Verso Paper Holdings LLC, Sec’d. Notes, Ser. B(h)	B2	8.6613%	08/01/14	430	419,250
Verso Paper Holdings LLC, Ser. B, Sec’d. Notes	B2	9.125%	08/01/14	1,700	1,717,000
Verso Paper Holdings LLC, Sr. Sub. Notes, Ser. B(b)	B3	11.375%	08/01/16	6,775	6,876,625

					53,905,353

SEE NOTES TO FINANCIAL STATEMENTS.

A119

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Pipelines & Others — 2.0%
AmeriGas Partners LP, Sr. Notes	B1	7.125%	05/20/16	$4,125	$4,001,250
El Paso Corp., Sr. Notes(b)	Ba3	7.75%	01/15/32	1,200	1,218,092
Ferrellgas Partners LP, Sr. Notes	Ba3	6.75%	05/01/14	1,175	1,152,969
Inergy LP, Sr. Notes	B1	6.875%	12/15/14	3,000	2,917,500
Inergy LP/Inergy Finance Corp., Gtd. Notes	B1	8.25%	03/01/16	1,050	1,086,750
Kinder Morgan Finance Co., Notes	Ba2	5.70%	01/05/16	2,200	1,991,442
Kinder Morgan Finance Co., Notes	Ba2	6.40%	01/05/36	3,825	3,158,880
Pacific Energy Partners LP, Sr. Notes	Baa3	7.125%	06/15/14	1,475	1,534,934
Sonat, Inc., Notes	Ba3	7.625%	07/15/11	1,840	1,881,164
Targa Resources, Inc., Gtd. Notes, 144A	B3	8.50%	11/01/13	1,475	1,423,375
Williams Cos., Inc., Notes(b)	Baa3	7.125%	09/01/11	4,475	4,726,719
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	8.125%	03/15/12	7,445	8,105,744

					33,198,819

Railroads — 0.2%
Kansas City Southern Railway, Gtd. Notes	B3	7.50%	06/15/09	2,750	2,753,438

Retailers — 1.8%
Couche-Tard Finance Corp., Sr. Sub. Notes	Ba2	7.50%	12/15/13	2,475	2,468,813
GSC Holdings Corp., Gtd. Notes	Ba3	8.00%	10/01/12	1,620	1,686,825
Michaels Stores, Inc., Sr. Notes(b)	B2	10.00%	11/01/14	2,625	2,493,750
Neiman Marcus Group, Inc., Gtd. Notes, PIK	B2	9.00%	10/15/15	8,535	8,801,718
Pantry, Inc., Sr. Sub. Notes(f)	B3	7.75%	02/15/14	2,025	1,863,000
Rite Aid Corp., Sec’d. Notes	B3	8.125%	05/01/10	7,595	7,443,100
Susser Holdings, LLC, Sr. Notes, 144A	B3	10.625%	12/15/13	2,640	2,732,400
Susser Holdings, LLC, Gtd. Notes	B3	10.625%	12/15/13	3,000	3,105,000

					30,594,606

Structured Notes — 0.2%
CDX North America High Yield, Ser. 9-T1, Gtd. Notes, 144A(b)	B3	8.75%	12/29/12	3,500	3,451,875

Technology — 5.4%
Amkor Technology, Inc., Sr. Notes	B1	7.125%	03/15/11	800	762,000
Ampex Corp., Sec’d. Notes, PIK(f)	NR	12.00%	08/15/08	729	546,803
Avago Technologies, Sr. Notes (Singapore)	B2	10.125%	12/01/13	2,260	2,364,525
Avago Technologies, Sr. Sub. Notes (Singapore)	Caa1	11.875%	12/01/15	1,600	1,710,000
First Data Corp., Bank Loan(f)	Ba3	7.981%	09/24/14	4,988	4,743,736
First Data Corp., Bank Loan(f)	Ba3	7.981%	09/24/15	4,988	4,728,464
First Data Corp., Gtd. Notes, 144A	B3	9.875%	09/24/15	2,950	2,743,500
Flextronics International Ltd., Bank Loan (Singapore)(f)	Ba1	7.234%	10/01/14	1,336	1,302,540
Flextronics International Ltd., Bank Loan (Singapore)(f)	Ba1	7.474%	10/01/14	4,650	4,533,526
Flextronics International Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.25%	11/15/14	200	190,500
Flextronics International Ltd., Sr. Sub. Notes (Singapore)	Ba2	6.50%	05/15/13	5,690	5,519,300
Freescale Semiconductor, Inc., Sr. Notes(b)	B2	8.875%	12/15/14	2,480	2,213,400
Freescale Semiconductor, Inc., Sr. Notes, PIK	B2	9.125%	12/15/14	20,650	17,552,499
Freescale Semiconductor, Inc., Sr. Sub. Notes(b)	B3	10.125%	12/15/16	1,865	1,538,625
Iron Mountain, Inc., Gtd. Notes	B3	8.625%	04/01/13	6,600	6,682,500
Nortel Networks Corp., Gtd. Notes (Canada)(b)	B3	4.25%	09/01/08	1,022	1,002,838
Nortel Networks Ltd., Gtd. Notes (Canada), 144A(b)	B3	10.125%	07/15/13	1,200	1,236,000
NXP BV, Gtd. Notes (Netherlands)(b)	B3	9.50%	10/15/15	675	618,469
NXP BV, Sec’d. Notes (Netherlands)	Ba3	7.875%	10/15/14	2,035	1,933,250
Open Solutions, Inc., Sr. Sub. Notes, 144A	Caa1	9.75%	02/01/15	2,600	2,369,250
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.375%	10/01/11	4,600	4,536,750
Seagate Technology HDD Holdings, Gtd. Notes (Cayman Islands)	Ba1	6.80%	10/01/16	2,750	2,681,250
Sensata Technologies BV, Sr. Notes (Netherlands)(b)	B3	8.00%	05/01/14	5,600	5,264,000
Serena Software, Inc., Sr. Sub. Notes(b)	Caa1	10.375%	03/15/16	8,840	8,707,400
STATS ChipPAC Ltd., Gtd. Notes (Singapore)	Ba1	6.75%	11/15/11	1,810	1,814,525
Unisys Corp., Sr. Notes	B2	6.875%	03/15/10	195	184,763
Unisys Corp., Sr. Notes	B2	8.00%	10/15/12	465	406,875
Xerox Corp., Gtd. Notes	Baa2	9.75%	01/15/09	590	616,792
Xerox Corp., Sr. Notes	Baa2	6.875%	08/15/11	1,350	1,412,274

					89,916,354

SEE NOTES TO FINANCIAL STATEMENTS.

A120

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Rating (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)	Value (Note 2)

Telecommunications — 4.7%
Alltel Corp., Sr. Notes(b)	Caa1	7.00%	07/01/12	$525	$452,813
Centennial Cellullar Operating Co., Gtd Notes	B2	10.125%	06/15/13	1,975	2,073,750
Cincinnati Bell, Inc., Gtd. Notes	Ba3	7.25%	07/15/13	1,275	1,278,188
Cincinnati Bell, Inc., Sr. Sub. Notes(b)	B2	8.375%	01/15/14	3,415	3,329,625
Citizens Communications Co., Notes	Ba2	9.25%	05/15/11	2,475	2,679,188
Citizens Communications Co., Sr. Notes	Ba2	6.25%	01/15/13	4,400	4,262,500
Citizens Communications Co., Sr. Notes	Ba2	9.00%	08/15/31	3,135	3,127,163
Cricket Communications, Inc., Gtd. Notes, 144A	Caa1	9.375%	11/01/14	2,200	2,062,500
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(h)	Caa1	10.3181%	05/01/13	5,800	5,843,500
Hawaiian Telcom Communications, Inc., Gtd. Notes, Ser. B(b)	Caa1	12.50%	05/01/15	3,725	3,846,063
Level 3 Financing, Inc., Sr. Notes	Caa1	12.25%	03/15/13	10,950	11,059,499
Nordic Telephone Co., Holdings ApS, Sr. Notes, (Denmark), 144A	B2	8.875%	05/01/16	4,950	5,073,750
PAETEC Holding Corp., Sr. Notes, 144A	Caa1	9.50%	07/15/15	3,075	2,998,125
Qwest Communications International, Inc., Gtd. Notes, Ser. B(b)	Ba3	7.50%	02/15/14	5,900	5,885,250
Qwest Corp., Debs.(b)	Ba1	6.875%	09/15/33	1,030	950,175
Qwest Corp., Sr. Notes	Ba1	7.625%	06/15/15	5,115	5,204,513
Qwest Corp., Sr. Unsec’d. Notes(b)	Ba1	7.50%	10/01/14	3,575	3,628,625
Rural Cellular Corp., Sr. Notes	B3	9.875%	02/01/10	20	20,750
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14	5,825	5,956,062
Windstream Corp., Gtd. Notes	Ba3	8.125%	08/01/13	2,500	2,587,500
Windstream Corp., Sr. Notes	Ba3	8.625%	08/01/16	5,950	6,247,499

					78,567,038

TOTAL CORPORATE BONDS (cost $ 1,555,908,895)					1,507,267,627

FOREIGN GOVERNMENT OBLIGATIONS — 0.7%
Federal Republic of Argentina, Bonds(h)	B3	5.389%	08/03/12	2,238	1,989,921
Federal Republic of Argentina, Bonds	B+(g)	7.00%	10/03/15	4,450	3,597,825
Federal Republic of Brazil, Unsub. Notes	Ba1	10.00%	08/07/11	1,920	2,251,200
Federal Republic of Peru, Bonds	Ba2	8.375%	05/03/16	3,330	3,904,425

TOTAL FOREIGN GOVERNMENT OBLIGATIONS (cost $11,554,836)					11,743,371

COMMON STOCKS — 0.2%				Shares
Cable
Adelphia Recovery Trust(a)(f)				500,000	500

Electric
Mirant Corp.(a)				2,240	87,315

Media
Virgin Media, Inc.				8,521	146,050

Technology — 0.2%
Xerox Corp.				137,561	2,227,113

Telecommunications
Netia SA (Poland)(a)				238,168	367,999

TOTAL COMMON STOCKS (cost $2,249,158)					2,828,977

PREFERRED STOCKS
Building Materials & Construction
New Millenium Homes LLC (cost $0; purchased 7/28/05)(a)(f)(k)				3,000	555,000

Cable
Adelphia Communications Corp., PIK, 13.00%(a)(f)				5,000	5
PTV, Inc., Ser. A, 10.00%				13	18

					23

TOTAL PREFERRED STOCKS (cost $4,765)					555,023

SEE NOTES TO FINANCIAL STATEMENTS.

A121

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

WARRANTS(a)(f)	Expiration Date	Units	Value (Note 2)

Cable
TVN Entertainment (cost $1,215,008; purchased 3/30/01-3/15/04)(k)	8/21/11	9,347	$5,420

Chemicals
Sterling Chemical Holdings, Inc.	8/15/08	560	1

Consumer
ICON Fitness Corp.	9/27/09	18,093	181

Media & Entertainment
XM Satellite Radio, Inc., 144A	3/15/10	5,005	5

Technology
Viasystems Group, Inc.	1/31/10	45,109	5

Telecommunications
GT Group Telecommunications, Inc. (Canada), 144A	2/01/10	3,050	3
Verado Holdings, Inc., Ser. B	4/15/08	1,175	511
Versatel Telecommunications	5/15/08	2,000	2

			516

TOTAL WARRANTS (cost $4,213,592)			6,128

TOTAL LONG-TERM INVESTMENTS (cost $1,573,931,246)			1,522,401,126

SHORT-TERM INVESTMENTS — 25.1%		Shares
AFFILIATED MUTUAL FUNDS
Dryden Core Investment Fund — Short-Term Bond Series(e)		3,278,690	30,950,833
Dryden Core Investment Fund — Taxable Money Market Series (cost $388,277,903 includes $292,851,315 of cash collateral received for securities lending) (Note 4)(d)(e)		388,277,903	388,277,903

TOTAL SHORT-TERM INVESTMENTS (cost $ 421,028,447)			419,228,736

TOTAL INVESTMENTS(l) — 116.0% (cost $1,994,959,693)			1,941,629,862
LIABILITIES IN EXCESS OF OTHER ASSETS(m) — (16.0)%			(267,663,999)

NET ASSETS — 100.0%			$1,673,965,863

The following abbreviations are used in portfolio descriptions:

MTN	Medium Term Note
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $284,492,577; cash collateral of $292,851,315 (included in liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(c)	Represents issuer in default on interest payments and/or principal repayment; non-income producing security.

(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(e)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Short-Term Bond Series and the Dryden Core Investment Fund — Taxable Money Market Series.

(f)	Indicates a security that has been deemed illiquid.

(g)	Standard & Poor’s rating.

(h)	Indicates a variable rate security. The maturity date presented for these instruments is the latter of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2007.

SEE NOTES TO FINANCIAL STATEMENTS.

A122

HIGH YIELD BOND PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

(i)	Amount is actual; not rounded to thousands.

(j)	Interest rate reflected represents the rate that would be in effect from the date the bond steps up from zero to an interest paying bond.

(k)	Indicates a restricted security; the aggregate cost of such securities is $29,890,995. The aggregate value of $28,922,608 is approximately 1.7% of net assets.

(l)	As of December 31, 2007, 8 securities representing $1,109,740 and 0.1% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(m)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on credit default swap agreements as follows:

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation/ (Depreciation)
Merrill Lynch Capital Services(1)	9/20/2009	$2,000	4.65%	General Motors Corp. 7.125%, 7/15/13	$(21,065)
Morgan Stanley Capital Services, Inc.(1)	9/20/2010	2,500	4.20%	Lear Corp., 8.11%, 5/15/09	12,488
Citibank, NA(2)	12/20/2012	4,250	2.85%	American Axle & Manufacturing, Inc., 5.25%, 2/11/14	158,637

					$150,060

(1)	The portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.

(2)	The portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

Affiliated Mutual Funds (including 17.5% of collateral received for securities on loan)	25.1%
Healthcare & Pharmaceutical	11.1
Electric	8.8
Capital Goods	7.5
Media & Entertainment	7.1
Gaming	5.7
Technology	5.6
Metals	4.9
Telecommunications	4.7
Automotive	3.4
Cable	3.4
Energy – Other	3.4
Paper	3.2
Chemicals	2.6
Packaging	2.5
Consumer	2.3
Aerospace/Defense	2.1
Foods	2.1
Non Captive Finance	2.0
Pipelines & Others	2.0
Retailers	1.8
Lodging	1.5
Banking	0.7
Foreign Government Obligations	0.7
Building Materials & Construction	0.6
Airlines	0.5
Energy – Integrated	0.2
Railroads	0.2
Structured Notes	0.2
Healthcare Insurance	0.1

116.0
Liabilities in excess of other assets	(16.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A123

HIGH YIELD BOND PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $284,492,577:
Unaffiliated investments (cost $1,573,931,246)	$1,522,401,126
Affiliated investments (cost $421,028,447)	419,228,736
Cash	1,498,460
Foreign currency, at value (cost $1,247,606)	1,430,472
Dividends and interest receivable	31,550,398
Receivable for investments sold	1,852,696
Unrealized appreciation on swaps	171,125
Receivable for Series shares sold	42,944
Prepaid expenses	28,831

Total Assets	1,978,204,788

LIABILITIES
Collateral for securities on loan	292,851,315
Payable for investments purchased	10,111,828
Management fee payable	780,409
Payable for Series shares repurchased	306,423
Accrued expenses and other liabilities	162,604
Unrealized depreciation on swaps	21,065
Deferred trustees’ fees	4,652
Transfer agent fee payable	629

Total Liabilities	304,238,925

NET ASSETS	$1,673,965,863

Net assets were comprised of:
Paid-in capital	$1,972,559,068
Retained earnings	(298,593,205)

Net assets, December 31, 2007	$1,673,965,863

Net asset value and redemption price per share, $1,673,965,863 / 329,028,857 outstanding shares of beneficial interest (authorized 600,000,000 shares)	$5.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$125,648,776
Unaffiliated dividend income	5,671,571
Affiliated dividend income	5,663,500
Affiliated income from securities loaned, net	896,337

Total income	137,880,184

EXPENSES
Management fee	9,400,109
Custodian’s fees and expenses	219,000
Shareholders’ reports	125,000
Insurance expenses	37,000
Trustees’ fees	31,000
Audit fee	22,000
Legal fees and expenses	8,000
Commitment fee on syndicated credit agreement	6,000
Transfer agent’s fee and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Loan interest expense (Note 8)	2,061
Miscellaneous	12,805

Total expenses	9,865,975

NET INVESTMENT INCOME	128,014,209

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	8,479,292
Swap transactions	204,787
Foreign currency transactions	9
Futures transactions	(12)

8,684,076

Net change in unrealized appreciation (depreciation) on:
Investments	(93,231,100)
Swaps	(39,184)
Foreign currencies	47,359

(93,222,925)

NET LOSS ON INVESTMENTS, SWAPS AND FOREIGN CURRENCIES	(84,538,849)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$43,475,360

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$128,014,209	$121,654,591
Net realized gain on investment, swap and foreign currency transactions	8,684,076	4,434,124
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(93,222,925)	35,353,214

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	43,475,360	161,441,929

DISTRIBUTIONS:	(121,240,261)	(129,163,904)

SERIES SHARES TRANSACTIONS:
Series shares sold (8,066,804 and 6,501,981 shares, respectively)	42,674,086	34,504,776
Series shares issued in reinvestment of distributions (23,224,719 and 24,614,532 shares, respectively)	121,240,261	129,163,904
Series shares repurchased (25,105,500 and 20,932,126 shares, respectively)	(133,249,807)	(110,629,621)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARES TRANSACTIONS	30,664,540	53,039,059

TOTAL INCREASE (DECREASE) IN NET ASSETS	(47,100,361)	85,317,084
NET ASSETS:
Beginning of year	1,721,066,224	1,635,749,140

End of year	$1,673,965,863	$1,721,066,224

SEE NOTES TO FINANCIAL STATEMENTS.

A124

JENNISON PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.8%	Shares	Value (Note 2)
COMMON STOCKS

Aerospace & Defense — 3.2%
Boeing Co.	247,700	$21,663,842
United Technologies Corp.	589,700	45,135,638

		66,799,480

Beverages — 2.3%
PepsiCo, Inc.	651,000	49,410,900

Biotechnology — 5.4%
Genentech, Inc.(a)	461,900	30,979,633
Gilead Sciences, Inc.(a)(b)	1,811,100	83,328,711

		114,308,344

Capital Markets — 5.5%
Charles Schwab Corp. (The)	1,804,400	46,102,420
Goldman Sachs Group, Inc. (The)	149,700	32,192,985
Lazard Ltd. (Class A)(b)	562,600	22,886,568
Merrill Lynch & Co., Inc.(b)	289,200	15,524,256

		116,706,229

Chemicals — 4.4%
Monsanto Co.	524,100	58,536,729
Mosaic Co. (The)(a)	97,000	9,150,980
Potash Corp. of Saskatchewan(b)	179,500	25,840,820

		93,528,529

Communications Equipment — 10.2%
Ciena Corp.(a)(b)	460,200	15,697,422
Cisco Systems, Inc.(a)	2,152,800	58,276,296
Juniper Networks, Inc.(a)	688,800	22,868,160
Nokia OYJ ADR (Finland)	552,300	21,202,797
QUALCOMM, Inc.	801,900	31,554,765
Research In Motion Ltd.(a)(b)	584,800	66,316,320

		215,915,760

Computers & Peripherals — 6.0%
Apple, Inc.(a)	378,600	74,993,088
Hewlett-Packard Co.	1,051,200	53,064,576

		128,057,664

Consumer Finance — 0.9%
American Express Co.	382,800	19,913,256

Diversified Financial Services — 3.0%
Bolsa DE Mercadorias E Futur 144A (Brazil)(a)	1,188,600	16,693,820
CME Group, Inc.	32,600	22,363,600
NYSE Euronext	285,100	25,023,227

		64,080,647

Electrical Equipment — 2.7%
Abb Ltd ADR (Switzerland)(b)	692,600	19,946,880
First Solar, Inc.(a)(b)	97,200	25,966,008
Sunpower Corp.(a)(b)	89,500	11,669,905

		57,582,793

Energy Equipment & Services — 1.6%
Schlumberger Ltd.	332,900	32,747,373

Food & Staples Retailing — 2.7%
Costco Wholesale Corp.	333,600	23,271,936
CVS Caremark Corp.	534,900	21,262,275
Whole Foods Market, Inc.(b)	315,500	12,872,400

		57,406,611

SEE NOTES TO FINANCIAL STATEMENTS.

A125

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Health Care Equipment & Supplies — 5.5%
Alcon, Inc.(b)	285,500	$40,837,920
Baxter International, Inc.	550,700	31,968,135
Holologic, Inc.(a)	261,900	17,976,816
St. Jude Medical, Inc.(a)	655,100	26,623,264

		117,406,135

Hotels, Restaurants & Leisure — 1.4%
Marriott International, Inc. (Class A)	839,000	28,677,020

Household Products — 3.1%
Colgate-Palmolive Co.	544,400	42,441,424
Procter & Gamble Co. (The)	311,300	22,855,646

		65,297,070

Industrial Conglomerates — 2.0%
General Electric Co.	1,156,900	42,886,283

Internet & Catalog Retail — 1.7%
Amazon.com, Inc.(a)(b)	391,800	36,296,352

Internet Software & Services — 8.0%
Akamai Technologies, Inc.(a)(b)	613,900	21,240,940
ALIBABA.COM Ltd. (China)(a)	275,000	975,150
ALIBABA.COM Ltd . 144A (China)(a)	156,200	553,908
eBay, Inc.(a)	860,200	28,550,038
Google, Inc., Class A(a)	144,800	100,126,305
Yahoo!, Inc.(a)(b)	794,600	18,482,396

		169,928,737

IT Services — 0.6%
Infosys Technologies Ltd. ADR (India)	259,500	11,770,920

Life Sciences, Tools & Services — 1.8%
Thermo Fisher Scientfic, Inc.(a)	676,800	39,037,824

Media — 3.7%
News Corp., Class A	1,432,300	29,347,827
Walt Disney Co. (The)	1,519,400	49,046,232

		78,394,059

Multiline Retail — 0.8%
Saks Inc.(a)(b)	821,000	17,043,960

Oil, Gas & Consumable Fuels — 3.6%
Marathon Oil Corp.	521,000	31,708,060
Occidental Petroleum Corp.	365,600	28,147,544
Southwestern Energy Co.(a)	98,200	5,471,704
Suncor Energy, Inc.	104,600	11,373,158

		76,700,466

Pharmaceuticals — 10.0%
Abbott Laboratories	899,100	50,484,465
Elan Corp. PLC ADR (Ireland)(a)(b)	561,100	12,332,978
Merck & Co., Inc.	548,300	31,861,713
Mylan Inc.(b)	735,900	10,346,754
Roche Holdings Group, ADR (Switzerland)	375,900	32,101,860
Schering-Plough Corp.	605,700	16,135,848
Teva Pharmaceutical Industries Ltd. (ADR) (Israel)(b)	817,800	38,011,344
Wyeth	479,000	21,167,010

		212,441,972

Semiconductors & Semiconductor Equipment — 0.5%
NVIDIA Corp.(a)(b)	331,550	11,279,331

SEE NOTES TO FINANCIAL STATEMENTS.

A126

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 6.0%
Adobe Systems, Inc.(a)	1,186,600	$50,703,418
Microsoft Corp.	2,070,100	73,695,560
Vmware, Inc. (Class A)(a)(b)	35,200	2,991,648

		127,390,626

Specialty Retail — 0.3%
Urban Outfitters, Inc.(a)(b)	230,000	6,269,800

Textiles, Apparel & Luxury Goods — 2.9%
Coach, Inc.(a)	888,900	27,182,562
NIKE, Inc., Class B	528,200	33,931,568

		61,114,130

TOTAL LONG-TERM INVESTMENTS (cost $1,537,996,898)		2,118,392,271

SHORT-TERM INVESTMENTS — 14.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $310,452,785; includes $308,808,287 of cash collateral received for securities on loan)(c)(d)	310,452,785	310,452,785

TOTAL INVESTMENTS — 114.4% (cost $1,848,449,683)		2,428,845,056
LIABILITIES IN EXCESS OF OTHER ASSETS — (14.4)%		(306,487,151)

TOTAL NET ASSETS — 100.0%		$2,122,357,905

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt.
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $296,808,548; cash collateral of $308,808,287 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A127

JENNISON PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 14.6% of collateral received for securities on loan)	14.6%
Communications Equipment	10.2
Pharmaceuticals	10.0
Internet Software & Services	8.0
Computers & Peripherals	6.0
Software	6.0
Capital Markets	5.5
Health Care Equipment & Supplies	5.5
Biotechnology	5.4
Chemicals	4.4
Media	3.7
Oil, Gas & Consumable Fuels	3.6
Aerospace & Defense	3.2
Household Products	3.1
Diversified Financial Services	3.0
Textiles, Apparel & Luxury Goods	2.9
Electrical Equipment	2.7
Food & Staples Retailing	2.7
Beverages	2.3
Industrial Conglomerates	2.0
Life Sciences, Tools & Services	1.8
Internet & Catalog Retail	1.7
Energy Equipment & Services	1.6
Hotels, Restaurants & Leisure	1.4
Consumer Finance	0.9
Multiline Retail	0.8
IT Services	0.6
Semiconductors & Semiconductor Equipment	0.5
Specialty Retail	0.3

114.4
Liabilities in excess of other assets	(14.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A128

JENNISON PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $296,808,548:
Unaffiliated investments (cost $1,537,996,898)	$2,118,392,271
Affiliated investments (cost $310,452,785)	310,452,785
Cash	855,227
Receivable for investments sold	14,850,180
Dividends receivable	2,217,793
Foreign tax reclaim receivable	425,442
Receivable for Series shares sold	135,691
Prepaid expenses	17,296

Total Assets	2,447,346,685

LIABILITIES
Collateral for securities on loan	308,808,287
Payable for investments purchased	12,510,172
Loan payable	1,696,000
Management fee payable	1,090,319
Payable for Series shares repurchased	656,908
Accrued expenses	217,146
Distribution fee payable	4,600
Administration fee payable	2,760
Transfer agent fee payable	1,463
Loan interest payable	1,125

Total Liabilities	324,988,780

NET ASSETS	$2,122,357,905

Net assets were comprised of:
Paid-in capital	2,337,504,477
Retained earnings	(215,146,572)

Net assets, December 31, 2007	$2,122,357,905

Class I:
Net asset value and redemption price per share, $2,100,461,604 / 89,281,772 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$23.53

Class II:
Net asset value and redemption price per share, $21,896,301 / 945,131 outstanding shares of beneficial interest (authorized 75,000,000 shares)	$23.17

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $396,486)	$19,470,043
Affiliated income from securities loaned, net	1,593,014
Affiliated dividend income	721,265

21,784,322

EXPENSES
Management fee	12,588,687
Distribution fee—Class II	51,742
Administration fee—Class II	31,045
Custodian’s fees and expenses	206,000
Shareholders’ reports	120,000
Trustees’ fees	37,000
Insurance expenses	36,000
Audit fee	17,000
Loan interest expense (Note 8)	7,366
Commitment fee on syndicated credit agreement	7,000
Transfer agent’s fees and expenses (including affiliated expense of $7,000) (Note 4)	7,000
Legal fees and expenses	6,000
Interest expense	1,717
Miscellaneous	9,738

Total expenses	13,126,295

NET INVESTMENT INCOME	8,658,027

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	134,798,762
Foreign currency transactions	(49,122)

134,749,640

Net change in unrealized appreciation (depreciation) on investments	94,375,405

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	229,125,045

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$237,783,072

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$8,658,027	$6,070,737
Net realized gain on investment and foreign currency transactions	134,749,640	88,302,644
Net change in unrealized appreciation (depreciation) on investments	94,375,405	(65,722,336)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	237,783,072	28,651,045

DISTRIBUTIONS:
Class I	(6,070,485)	(6,106,593)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [4,033,362 and 6,012,576 shares, respectively]	91,274,690	123,017,264
Series shares issued in reinvestment of distributions [259,312 and 286,560 shares, respectively]	6,070,485	6,106,593
Series shares repurchased [13,603,127 and 18,306,413 shares, respectively]	(303,588,872)	(370,019,866)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(206,243,697)	(240,896,009)

TOTAL INCREASE (DECREASE) IN NET ASSETS	25,468,890	(218,351,557)
NET ASSETS:
Beginning of year	2,096,889,015	2,315,240,572

End of year	$2,122,357,905	$2,096,889,015

SEE NOTES TO FINANCIAL STATEMENTS.

A129

MONEY MARKET PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

	Interest Rate	Maturity Rate	Principal Amount (000)	Value (Note 2)

Certificates of Deposit — 21.9%
Bank of Scotland PLC	5.050%	03/14/08	$40,000	$40,001,919
Barclays Bank PLC	5.140%	02/22/08	25,000	25,000,000
Barclays Bank PLC	5.200%	04/11/08	25,000	25,000,000
Barclays Bank PLC	5.370%	06/04/08	13,000	13,000,000
Citibank NA	4.810%	01/25/08	20,000	20,000,000
HBOS Treasury Services PLC	5.400%	06/11/08	10,000	10,000,000
Marshall & Ilsley Bank	4.820%	02/11/08	10,000	10,000,000
Regions Bank	4.850%	02/20/08	15,000	15,000,000
Royal Bank of Canada(a)	5.181%	04/04/08	15,000	14,998,667
Societe Generale NY(a)	4.815%	03/26/08	19,200	19,198,891
UBS AG	5.400%	02/27/08	25,000	25,000,000
Unicredito Italiano Bank	5.190%	02/19/08	50,000	50,000,000
Unicredito Italiano Bank	5.030%	01/25/08	15,000	15,000,296

				282,199,773

Commercial Paper — 35.3%
Amsterdam Funding Corp. 144A(c)(d)	6.150%	01/07/08	5,000	4,994,875
Amsterdam Funding Corp. 144A(c)(d)	6.150%	01/08/08	20,000	19,976,083
Bank of America Corp.(d)	4.985%	02/08/08	2,312	2,299,834
Bank of America Corp.(d)	4.985%	03/10/08	40,000	39,617,817
Bank of America Corp.(d)	4.670%	03/17/08	3,000	2,970,423
Barton Capital Corp. 144A(c)(d)	6.150%	01/09/08	9,385	9,372,174
Barton Capital Corp. 144A(c)(d)	5.700%	01/10/08	16,000	15,977,200
CAFCO LLC 144A(c)(d)	6.200%	01/10/08	17,000	16,973,650
Ciesco LP 144A(c)(d)	6.000%	01/10/08	14,000	13,979,000
Citigroup Funding, Inc.(d)	4.740%	02/06/08	20,051	19,944,402
Citigroup Funding, Inc.(d)	4.900%	04/21/08	20,000	19,697,833
Falcon Asset Securitization Corp. 144A(c)(d)	5.500%	01/22/08	9,763	9,731,677
Falcon Asset Securitization Corp. 144A(c)(d)	5.500%	01/25/08	7,000	6,974,333
ING America Insurance Holdings, Inc.	5.050%	01/15/08	14,620	14,591,288
ING America Insurance Holdings, Inc. 144A(c)(d)	4.800%	03/11/08	14,000	13,869,333
Irish Life & Permanent PLC 144A(c)(d)	5.140%	01/28/08	20,000	19,922,900
JPMorgan Chase & Co.(d)	5.030%	02/01/08	9,000	8,961,018
Long Lane Master Trust 144A(c)(d)	5.200%	01/31/08	10,000	9,956,667
Old Line Funding Corp. 144A(c)(d)	6.100%	01/11/08	42,676	42,603,688
Swedbank AB(d)	5.300%	01/28/08	1,750	1,743,044
Swedbank AB(d)	5.300%	02/04/08	1,200	1,193,993
Swedbank Mortgage AB(d)	5.135%	02/22/08	10,000	9,925,828
Swedbank Mortgage AB(d)	5.155%	01/15/08	40,000	39,919,811
Swiss RE Financial Product 144A(c)(d)	5.200%	01/25/08	16,000	15,944,533
Toyota Motor Credit Corp.(d)	4.770%	02/25/08	48,000	47,650,200
Tulip Funding Corp. 144A(c)(d)	5.880%	01/10/08	15,000	14,977,950
Tulip Funding Corp. 144A(c)(d)	5.400%	01/25/08	8,000	7,971,200
UBS Finance Delaware LLC(d)	5.310%	02/20/08	23,400	23,227,425

				454,968,179

Loan Participations — 1.1%
Cargill Global Funding PLC(b)	4.970%	01/23/08	15,000	15,000,000

Other Corporate Obligations — 38.7%
American Express Credit Corp. M.T.N.(a)	5.346%	03/05/08	27,000	27,000,801
Banco Espanol DE Credit 144A(a)(c)	5.199%	08/11/08	37,000	37,000,001
BMW US Capital LLC 144A(a)(c)	5.246%	09/04/08	10,000	10,000,000
BNP Paribas(a)	5.165%	07/03/08	3,600	3,599,101
Caja de Ahorro y Monte de Piedad de Madrid, S.A. 144A(a)(c)	5.349%	08/12/08	13,000	13,000,000
Caterpillar Finance Service M.T.N.(a)	5.213%	03/04/08	7,000	7,000,000
Fortis Bank NY 144A(a)(c)	5.169%	07/18/08	25,000	24,997,307
General Electric Capital Corp. M.T.N.(a)	5.111%	07/28/08	10,000	10,006,952
Genworth Life Insurance Co. (a)(b)(e) (cost $11,000,000; purchased 8/24/07)	4.976%	08/22/08	11,000	11,000,000

SEE NOTES TO FINANCIAL STATEMENTS.

A130

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Interest Rate	Maturity Rate	Principal Amount (000)	Value (Note 2)

Other Corporate Obligations (continued)
HSBC USA, Inc. M.T.N.(a)	5.037%	08/14/08	$30,000	$30,000,000
Irish Life And Permanent PLC M.T.N. 144A(a)(c)	4.982%	08/20/08	25,000	24,999,511
John Deere Capital Corp. MTN(a)	5.037%	09/25/08	9,000	8,995,863
JPMorgan Chase & Co. M.T.N.(a)	5.154%	01/25/08	14,000	13,997,870
JPMorgan Chase & Co. M.T.N.(a)	5.218%	08/11/08	30,000	30,000,000
JPMorgan Chase & Co. M.T.N.(a)	5.215%	09/02/08	13,000	13,000,000
Kommunalkredit Austria AG 144A(a)(c)	4.916%	08/22/08	6,000	6,000,000
Merrill Lynch & Co.(a)	5.036%	08/22/08	20,000	19,977,829
Metlife Insurance Co. of Connecticut(a)(b)(e) (cost $6,000,000; purchased 7/09/07)	5.293%	07/07/08	6,000	6,000,000
Metropolitan Life Insurance Co.(a)(b)(e) (cost $9,000,000; purchased 2/01/07)	4.971%	02/01/08	9,000	9,000,000
Morgan Stanley M.T.N.(a)	5.350%	10/31/08	31,000	31,000,000
National City Bank(a)	5.064%	01/25/08	16,000	16,000,154
National City Bank(a)	4.869%	02/13/08	20,000	20,000,572
Nationwide Building Society 144A(a)(c)	4.923%	07/28/08	15,000	15,002,571
Nordea Bank AB 144A(a)(c)	5.258%	08/08/08	20,000	20,000,000
Nordea Bank AB(a)	5.168%	04/02/08	3,000	2,999,718
Nordea Bank AB(a)	4.787%	03/31/08	2,800	2,799,604
Paccar Financial Corp. M.T.N.(a)	5.215%	09/02/08	10,000	10,000,000
Royal Bank of Canada(a)	4.841%	03/24/08	5,000	4,999,663
Royal Bank of Canada M.T.N.(a)	5.303%	09/10/08	5,000	5,000,000
Royal Bank of Canada(a)	4.790%	06/30/08	5,900	5,898,411
Royal Bank of Scotland(a)	5.165%	07/03/08	4,200	4,198,744
Skandinaviska Enskilda Banken AB 144A(a)(c)	5.016%	08/19/08	36,000	36,000,000
Wal-Mart Stores(a)	4.891%	06/16/08	7,000	6,998,533
Westpac Banking Corp. M.T.N.(a)	5.201%	07/11/08	13,000	12,999,974

				499,473,179

Repurchase Agreement — 1.5%
Greenwich Capital Markets, Inc. 4.75%, dated 12/31/07, due 1/02/08 in the amount of $20,085,299 (cost $20,080,000; the value of collateral plus accrued interest was $20,483,154)(g)			20,080	20,080,000

U.S. Government Agency — 1.2%
Federal Home Loan Bank	Zero	02/22/08	15,000	14,906,833

TOTAL INVESTMENTS — 99.7% (amortized cost $1,286,627,964(f))				1,286,627,964
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.3%				3,301,686

NET ASSETS — 100.0%				$1,289,929,650

The following abbreviation is used in portfolio descriptions:

M.T.N.	Medium Term Notes

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at December 31, 2007.
(b)	Indicates an illiquid security.
(c)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(d)	Rate quoted represents yield-to-maturity as of purchase date.
(e)	Indicates a restricted security; the aggregate cost of such securities is $26,000,000. The aggregate value of $26,000,000 is approximately 2.0% of net assets.
(f)	The cost of securities for federal income tax purposes is substantially the same as for financial reporting purposes.
(g)	Repurchase agreement is collateralized by United States Treasuries or federal agency obligations.

SEE NOTES TO FINANCIAL STATEMENTS.

A131

MONEY MARKET PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 was as follows:

Commercial Banks	30.0%
Foreign Banks	26.4
Asset Backed Securities	15.7
Finance Services	9.6
Automotive	4.5
Insurance	4.2
Security Broker & Dealers	4.0
Non Captive Finance	3.6
Capital Goods	1.2
Retail	0.5

99.7
Other assets in excess of liabilities	0.3

100.00%

SEE NOTES TO FINANCIAL STATEMENTS.

A132

MONEY MARKET PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value (amortized cost $1,286,627,964)	$1,286,627,964
Interest receivable	5,366,492
Receivable for Series shares sold	1,328,856
Prepaid expenses	13,523

Total Assets	1,293,336,835

LIABILITIES
Payable for Series shares repurchased	2,790,392
Management fee payable	437,556
Accrued expenses and other liabilities	175,501
Payable to custodian	2,861
Transfer agent fee payable	875

Total Liabilities	3,407,185

NET ASSETS	$1,289,929,650

Net assets were comprised of:
Paid-in capital	$1,289,929,650

Net assets, December 31, 2007	$1,289,929,650

Net asset value and redemption price per share, $1,289,929,650 / 128,992,964 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$10.00

STATEMENT OF OPERATIONS

For the Ended December 31, 2007

INVESTMENT INCOME
Interest	$67,487,743

EXPENSES
Management fee	5,028,598
Shareholders’ reports	165,000
Custodian’s fees and expenses	121,000
Insurance expenses	27,000
Trustees’ fees	23,000
Audit fee	15,000
Legal fees and expenses	8,000
Transfer agent’s fee and expenses (including affiliated expense of $5,800) (Note 4)	7,000
Miscellaneous	2,881

Total expenses	5,397,479

NET INVESTMENT INCOME	62,090,264

NET REALIZED GAIN ON INVESTMENT TRANSACTIONS	25,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,115,279

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$62,090,264	$47,626,445
Net realized gain (loss) on investment transactions	25,015	(1,731)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	62,115,279	47,624,714

DISTRIBUTIONS:	(62,115,279)	(47,624,714)

SERIES SHARE TRANSACTIONS:
Series shares sold [70,927,906 and 76,634,918 shares, respectively]	709,279,065	766,349,174
Series shares issued in reinvestment of distributions [6,211,703 and 4,772,689 shares, respectively]	62,117,029	47,726,894
Series shares repurchased [54,199,025 and 60,549,475 shares, respectively]	(541,990,247)	(605,494,752)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	229,405,847	208,581,316

TOTAL INCREASE IN NET ASSETS	229,405,847	208,581,316
NET ASSETS:
Beginning of year	1,060,523,803	851,942,487

End of year	$1,289,929,650	$1,060,523,803

SEE NOTES TO FINANCIAL STATEMENTS.

A133

NATURAL RESOURCES PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 97.7%		Value (Note 2)
COMMON STOCKS — 95.9%	Shares

Aluminum — 1.3%
Century Aluminum Co.(a)(b)	411,300	$22,185,522

Basic Metals — 1.2%
Cameco Corp. (Canada)	442,300	17,733,230
Platmin Ltd., 144A (South Africa)(a)	276,900	2,668,138

		20,401,368

Coal — 1.9%
CONSOL Energy, Inc.	451,900	32,319,888

Copper — 5.3%
First Quantum Minerals Ltd. (Canada)	322,600	27,806,456
Freeport-McMoRan Copper & Gold, Inc. (Class B)(b)	521,519	53,424,407
Southern Copper Corp.(b)	96,900	10,187,097

		91,417,960

Diversified Exploration & Production — 9.2%
Anadarko Petroleum Corp.	408,800	26,854,072
Cairn Energy PLC (United Kingdom)	398,000	24,354,089
Concho Resources, Inc.(a)	505,700	10,422,477
Denbury Resources, Inc.(a)	704,200	20,949,950
Devon Energy Corp.	218,400	19,417,944
Newfield Exploration Co.(a)	315,500	16,626,850
OGX Petroleo e Gas Participacoes SA (Brazil)(Private)(a)(f)(g) (cost $7; purchased 12/11/07)	2	6
Talisman Energy, Inc.	818,900	15,166,028
Woodside Petroleum Ltd. (Australia)	569,462	24,960,517

		158,751,933

Diversified Metals & Mining — 4.0%
African Rainbow Minerals Ltd. (South Africa)	545,850	12,140,028
First Uranium Corp. (South Africa)(a)	390,800	3,741,892
First Uranium Corp., 144A (South Africa)(a)	400,000	3,829,981
FNX Mining Co., Inc. (Canada)(a)	351,100	10,761,209
FNX Mining Co., Inc., 144A (Canada)(a)	56,300	1,725,594
Northern Dynasty Minerals Ltd.(a)(b)	859,700	11,287,861
Sterlite Industries India Ltd., ADR (India)(a)(b)	992,800	25,882,296

		69,368,861

Diversified Resources — 2.3%
Cia Vale do Rio Doce, ADR (Brazil)(b)	718,500	23,473,395
Newcrest Mining Ltd. (Australia)	566,691	16,340,549

		39,813,944

Drillers — 3.9%
Nabors Industries Ltd.(a)(b)	198,400	5,434,176
Noble Corp.	453,200	25,610,332
Transocean, Inc.	246,403	35,272,589

		66,317,097

Energy Services — 12.5%
Baker Hughes, Inc.	183,900	14,914,290
Cameron International Corp.(a)(b)	527,000	25,364,510
Exterran Holdings, Inc.(a)(b)	181,000	14,805,800
FMC Technologies, Inc.(a)	225,000	12,757,500
Halliburton Co.	453,000	17,173,230
Integra Group Holdings, GDR(a)	513,800	8,693,496
National-Oilwell Varco, Inc.(a)(b)	116,400	8,550,744
Petroleum Geo-Services ASA, ADR (Norway)(b)	548,100	15,812,685
Schlumberger Ltd.	211,900	20,844,603
SEACOR Holdings, Inc.(a)(b)	131,400	12,186,036

SEE NOTES TO FINANCIAL STATEMENTS.

A134

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Energy Services (continued)
Smith International, Inc.	232,800	$17,192,280
Superior Energy Services, Inc.(a)	394,900	13,592,458
Tenaris SA, ADR (Luxembourg)(b)	556,100	24,874,353
W-H Energy Services, Inc.(a)	136,600	7,678,286

		214,440,271

Foods — 1.1%
Agrenco Ltd., 144A (Brazil)(a)	1,253,800	6,776,155
Cosan Ltd. (Class A)(a)(b)	972,400	12,252,240

		19,028,395

Forest Products — 0.9%
Plum Creek Timber Co., Inc. (REIT)(b)	222,900	10,262,316
Rayonier, Inc. (REIT)	106,100	5,012,164

		15,274,480

Gold — 13.5%
AGNICO-EAGLE Mines Ltd.(b)	457,100	24,971,372
AXMIN, Inc. (Canada)(a)	4,338,700	3,780,619
Barrick Gold Corp.	568,394	23,900,967
Centerra Gold, Inc. (Canada)(a)	597,600	7,611,158
Cia de Minas Buenaventura SA, ADR (Peru)(b)	416,500	23,573,900
Crystallex International Corp.(a)(b)	2,345,700	5,348,196
Eldorado Gold Corp. (Canada)(a)	2,220,500	13,116,688
European Goldfields Ltd. (Canada)(a)	2,960,300	16,436,946
Gabriel Resources Ltd. (Canada)(a)	1,758,800	3,510,650
Gold Reserve, Inc. (Canada)(a)	131,900	696,286
Gold Reserve, Inc.(a)(b)	596,000	3,099,200
Goldcorp, Inc.(b)	414,277	14,056,419
Greystar Resources Ltd. (Canada)(a)	756,000	4,825,776
Highland Gold Mining Ltd. (United Kingdom)(a)	427,900	1,354,330
Kinross Gold Corp.(a)(b)	1,470,800	27,062,719
Lihir Gold Ltd., 144A (Papua New Guinea)(a)	2,344,983	7,295,619
Lihir Gold Ltd., ADR (Papua New Guinea)(b)	570,300	17,787,657
Nevsun Resources Ltd. (Canada)(a)	1,110,200	2,587,223
Newcrest Mining Ltd., 144A (Australia)	245,627	7,082,660
Newmont Mining Corp.	318,600	15,557,238
Orezone Resources, Inc. (Canada)(a)	1,464,300	1,780,394
Seabridge Gold, Inc.(a)(b)	62,300	1,834,112
SEMAFO, Inc. (Canada)(a)	1,302,800	1,333,227
SEMAFO, Inc., 144A (Canada)(a)	3,216,300	3,291,416

		231,894,772

Integrated Oil/Domestic — 6.1%
Hess Corp.	252,300	25,446,978
Marathon Oil Corp.	368,700	22,439,082
Murphy Oil Corp.	312,300	26,495,532
Occidental Petroleum Corp.	402,100	30,957,679

		105,339,271

Integrated Oil/International — 4.6%
Gazprom OAO, ADR (Russia)	319,950	18,141,165
Petroleo Brasileiro SA, ADR (Brazil)	304,000	35,032,960
Sasol Ltd., ADR (South Africa)(b)	515,200	25,486,944

		78,661,069

Iron & Steel — 5.9%
Cleveland-Cliffs, Inc.(b)	233,300	23,516,640
MMX Mineracao e Metalicos SA (Brazil)(a)	118,200	62,420,225
Nucor Corp.	254,400	15,065,568

		101,002,433

SEE NOTES TO FINANCIAL STATEMENTS.

A135

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Mineral Sands — 4.6%
OPTI Canada, Inc. (Canada)(a)	1,290,248	$21,701,319
Suncor Energy, Inc.	388,300	42,219,859
UTS Energy Corp. (Canada)(a)	2,738,900	14,930,120

		78,851,298

Natural Gas Production — 10.1%
BPI Energy Holdings, Inc.(a)	2,800,000	784,000
Cabot Oil & Gas Corp.	186,600	7,533,042
CNX Gas Corp.(a)	260,400	8,319,780
CNX Gas Corp., 144A(a)	89,800	2,869,110
Equitable Resources, Inc.	309,000	16,463,520
Petrohawk Energy Corp.(a)(b)	919,500	15,916,545
Quicksilver Resources, Inc.(a)(b)	288,700	17,203,633
Range Resources Corp.	590,550	30,330,648
Southwestern Energy Co.(a)	651,800	36,318,296
Trident Resources Corp. (Canada)(Private) (cost $4,402,178; purchased 12/4/03)(a)(f)(g)	412,657	4,181,134
Ultra Petroleum Corp.(a)(b)	251,500	17,982,250
XTO Energy, Inc.	307,125	15,773,940

		173,675,898

Non-Natural Resources Industry — 1.5%
DP World Ltd., 144A(a)	2,930,000	3,486,700
NRG Energy, Inc.(a)(b)	537,000	23,273,580

		26,760,280

Oil & Gas Refining & Marketing — 2.0%
Frontier Oil Corp.	376,900	15,294,602
Holly Corp.	182,900	9,307,781
Valero Energy Corp.	145,600	10,196,368

		34,798,751

Oil & Gas Storage & Transportation — 0.9%
Williams Cos., Inc.	431,700	15,446,226

Platinum — 1.4%
Impala Platinum Holdings Ltd., ADR (South Africa)(b)	685,400	24,057,540

Silver — 1.7%
Apex Silver Mines Ltd.(a)(b)	430,100	6,554,724
Coeur d’Alene Mines Corp.(a)(b)	1,455,600	7,190,664
Pan American Silver Corp. (Canada)(a)	80,672	2,860,037
Pan American Silver Corp.(a)(b)	346,900	12,117,217

		28,722,642

TOTAL COMMON STOCKS (cost $938,476,456)		1,648,529,899

CORPORATE BONDS — 0.9%	Principal Amount (000)#
Natural Gas Production — 0.9%
Trident Subordinated Unsecured Note, PIK, 12.396%, due 8/12/12 (cost $14,785,418; purchased 8/20/07-12/24/07)(Canada)(Private)(f)(g)	$15,542	15,747,129

PREFERRED STOCK — 0.8%	Shares
Diversified Exploration & Production — 0.8%
OGX Petroleo e Gas Participacoes SA (Class A)(Brazil)(Private)(a)(f)(g) (cost $13,332,356; purchased 12/17/07)	13,364,000	13,601,999

SEE NOTES TO FINANCIAL STATEMENTS.

A136

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

WARRANTS(a) — 0.1%	Units	Value (Note 2)

Natural Gas Production
Trident Warrant, expiring 1/01/15 (Canada)(Private) (cost $0; purchased 8/20/07)(f)(g)	1,476,143	$150

Silver — 0.1%
Pan American Silver Corp. (Canada), expiring 2/20/08 (cost $139,820)	49,786	1,159,714

TOTAL WARRANTS (cost $139,820)		1,159,864

TOTAL LONG-TERM INVESTMENTS (cost $966,734,050)		1,679,038,891

SHORT-TERM INVESTMENT — 19.3%	Shares
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $331,576,943; includes $289,698,998 of cash collateral received for securities on loan)(Note 4)(c)(d)	331,576,943	331,576,943

TOTAL INVESTMENTS(e) — 117.0% (cost $1,298,310,993)		2,010,615,834
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.0%)		(292,818,670)

NET ASSETS — 100.0%		$1,717,797,164

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PIK	Payment in Kind
REIT	Real Estate Investment Trust

#	Principal amount shown in U.S. dollars unless otherwise stated.

(a)	Non-income producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $273,753,391; cash collateral of $289,698,998 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	As of December 31, 2007, 8 securities representing $89,209,763 and 5.2% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(f)	Indicates illiquid securities.

(g)	Indicates a security restricted to resale. The aggregate cost of such securities was $32,519,959. The aggregate value of $33,530,418 is approximately 2.0% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A137

NATURAL RESOURCES PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 16.9% of collateral received for securities on loan)	19.3%
Gold	14.4
Energy Services	12.5
Natural Gas Production	11.0
Diversified Exploration & Production	10.0
Integrated Oil/Domestic	6.1
Iron & Steel	5.9
Copper	5.3
Integrated Oil/International	4.6
Mineral Sands	4.6
Diversified Metals & Mining	4.0
Drillers	3.9
Oil & Gas Refining & Marketing	2.0
Coal	1.9
Silver	1.8
Non-Natural Resources	1.5
Diversified Resources	1.4
Platinum	1.4
Aluminum	1.3
Basic Metals	1.2
Food	1.1
Forest Products	0.9
Oil & Gas Storage & Transportation	0.9

117.0
Liabilities in excess of other assets	(17.0)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A138

NATURAL RESOURCES PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value, including securities on loan of $273,753,391:
Unaffiliated investments (cost $966,734,050)	$1,679,038,891
Affiliated investments (cost $331,576,943)	331,576,943
Cash	221,398
Dividends and interest receivable	1,199,001
Receivable for Series shares sold	249,192
Tax reclaims receivable	70,516
Prepaid expenses	15,074
Foreign currency, at value (cost $1,954)	1,880

Total Assets	2,012,372,895

LIABILITIES
Collateral for securities on loan	289,698,998
Payable for investments purchased	3,764,824
Management fee payable	626,924
Payable for Series shares repurchased	295,818
Accrued expenses and other liabilities	172,864
Distribution fee payable	9,556
Administration fee payable	5,733
Transfer agent fee payable	1,014

Total Liabilities	294,575,731

NET ASSETS	$1,717,797,164

Net assets were comprised of:
Paid-in capital in excess of par	$824,426,452
Retained earnings	893,370,712

Net assets, December 31, 2007	$1,717,797,164

Class I:
Net asset value and redemption price per share, $1,669,874,032 / 29,669,800 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$56.28

Class II:
Net asset value and redemption price per share, $47,923,132 / 856,966 outstanding shares of beneficial interest (authorized 10,000,000 shares)	$55.92

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $235,504)	$15,071,103
Affiliated income from securities loaned, net	1,209,592
Affiliated dividend income	1,037,366
Interest	709,976

18,028,037

EXPENSES
Management fee	6,318,386
Distribution fee—Class II	75,674
Administration fee—Class II	45,404
Custodian’s fees and expenses	204,000
Shareholders’ reports	157,000
Transfer agent’s fee and expenses (including affiliated expense of $4,500) (Note 4)	28,000
Insurance expenses	28,000
Trustees’ fees	26,000
Audit fee	17,000
Loan interest expense (Note 8)	10,138
Legal fees and expenses	6,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	8,572

Total expenses	6,928,174

NET INVESTMENT INCOME	11,099,863

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	192,587,046
Foreign currency transactions	(250,716)

192,336,330

Net change in unrealized appreciation (depreciation) on:
Investments	354,652,185
Foreign currencies	190

354,652,375

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	546,988,705

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$558,088,568

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$11,099,863	$9,007,327
Net realized gain on investment and foreign currency transactions	192,336,330	268,127,992
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	354,652,375	(53,352,901)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	558,088,568	223,782,418

DISTRIBUTIONS:
Distributions
Class I	(269,445,554)	(195,926,670)
Class II	(7,597,067)	(2,153,216)

TOTAL DISTRIBUTIONS	(277,042,621)	(198,079,886)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [2,086,590 and 2,190,005 shares, respectively]	120,995,195	98,062,879
Series shares issued in reinvestment of distributions [5,163,802 and 4,866,801 shares, respectively]	277,042,621	198,079,886
Series shares repurchased [3,216,652 and 3,033,953 shares, respectively]	(171,222,869)	(133,276,101)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	226,814,947	162,866,664

TOTAL INCREASE IN NET ASSETS	507,860,894	188,569,196
NET ASSETS:
Beginning of year	1,209,936,270	1,021,367,074

End of year	$1,717,797,164	$1,209,936,270

SEE NOTES TO FINANCIAL STATEMENTS.

A139

SMALL CAPITALIZATION STOCK PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.1%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 2.5%
AAR Corp.(a)(b)	49,695	$1,889,901
Applied Signal Technology, Inc.	16,189	219,847
Ceradyne, Inc.(a)(b)	35,826	1,681,314
Cubic Corp.(b)	20,369	798,465
Curtiss-Wright Corp.	58,280	2,925,655
Esterline Technologies Corp.(a)(b)	38,405	1,987,459
GenCorp, Inc.(a)	74,045	863,365
Moog, Inc. (Class A Stock)(a)(b)	55,655	2,549,555
Teledyne Technologies, Inc.(a)(b)	46,045	2,455,580
Triumph Group, Inc.	21,888	1,802,477

		17,173,618

Air Freight & Logistics — 0.4%
Forward Air Corp.	39,578	1,233,646
HUB Group, Inc.(a)(b)	50,846	1,351,487

		2,585,133

Airlines — 0.4%
Frontier Airlines, Inc.(a)(b)	47,986	252,406
Mesa Air Group, Inc.(a)	37,565	116,076
SkyWest, Inc.	79,822	2,143,221

		2,511,703

Auto Components — 0.2%
Drew Industries, Inc.(a)(b)	23,823	652,750
Spartan Motors, Inc.(b)	42,700	326,228
Standard Motor Products, Inc.(b)	15,647	127,680
Superior Industries International, Inc.	30,343	551,332

		1,657,990

Automobiles — 0.3%
Coachmen Industries, Inc.	20,652	122,879
Fleetwood Enterprises, Inc.(a)(b)	84,172	503,349
Monaco Coach Corp.	39,239	348,442
Winnebago Industries, Inc.(b)	38,710	813,684

		1,788,354

Beverages — 0.1%
Boston Beer Co., Inc.(a)	13,400	504,510

Biotechnology — 0.9%
ArQule, Inc.(a)	45,265	262,537
LifeCell Corp.(a)(b)	40,100	1,728,711
Martek Biosciences Corp.(a)(b)	42,300	1,251,234
Regeneron Pharmaceuticals, Inc.(a)(b)	86,702	2,093,853
Savient Pharmaceuticals, Inc.(a)	57,508	1,320,959

		6,657,294

Building Products — 1.1%
Apogee Enterprises, Inc.(b)	38,138	652,541
Gibraltar Industries, Inc.	39,100	602,922
Griffon Corp.(a)	34,401	428,292
Lennox International, Inc.	83,891	3,474,765
NCI Building Systems, Inc.(a)	26,359	758,876
Simpson Manufacturing Co., Inc.(b)	48,813	1,297,938
Universal Forest Products, Inc.	24,887	733,171

		7,948,505

Capital Markets — 1.0%
Investment Technology Group, Inc.(a)(b)	57,489	2,735,902
LaBranche & Co., Inc.(a)(b)	70,878	357,225

SEE NOTES TO FINANCIAL STATEMENTS.

A140

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Capital Markets (continued)
OptionsXpress Holdings, Inc.	57,800	$1,954,796
Piper Jaffray Cos., Inc.(a)(b)	22,921	1,061,701
SWS Group, Inc.	29,441	373,017
TradeStation Group, Inc.(a)	37,594	534,211

		7,016,852

Chemicals — 1.3%
A. Schulman, Inc.	36,622	789,204
Arch Chemicals, Inc.	32,433	1,191,913
Georgia Gulf Corp.(b)	45,034	298,125
H.B. Fuller Co.(b)	78,719	1,767,241
Material Sciences Corp.(a)	16,328	121,317
OM Group, Inc.(a)(b)	39,907	2,296,248
Omnova Solutions, Inc.(a)	55,649	245,412
Penford Corp.	14,605	373,742
PolyOne Corp.(a)(b)	121,934	802,326
Quaker Chemical Corp.	13,210	290,224
Tronox, Inc. (Class B Stock)	54,311	469,790
Zep, Inc.(a)(b)	28,019	388,624

		9,034,166

Commercial Banks — 5.8%
Alabama National Bancorp	22,200	1,727,382
Boston Private Financial Holdings, Inc.(b)	49,067	1,328,734
Cascade Bancorp(b)	37,300	519,216
Central Pacific Financial Corp.	39,176	723,189
Chittenden Corp.	65,318	2,326,628
Columbia Banking Systems Inc	23,500	698,655
Community Bank System, Inc.(b)	38,917	773,281
East West Bancorp, Inc.(b)	82,570	2,000,671
First BanCorp/Puerto Rico(b)	99,391	724,560
First Commonwealth Financial Corp.(b)	83,306	887,209
First Financial Bancorp	40,100	457,140
First Indiana Corp.	16,931	541,792
First Midwest Bancorp, Inc.	63,733	1,950,230
Frontier Financial Corp.(b)	54,500	1,012,065
Glacier Bancorp, Inc.(b)	70,239	1,316,279
Hancock Holding Co.(b)	32,400	1,237,680
Hanmi Financial Corp.	51,648	445,206
Independent Bank Corp.	25,972	246,734
Irwin Financial Corp.	24,593	180,759
Nara Bancorp, Inc.	28,463	332,163
PrivateBancorp, Inc.(b)	25,034	817,360
Prosperity Bancshares, Inc.	50,310	1,478,611
Provident Bankshares Corp.	41,755	893,139
Signature Bank(a)(b)	38,900	1,312,875
South Financial Group, Inc. (The)	94,932	1,483,787
Sterling Bancorp	23,259	317,253
Sterling Bancshares, Inc.	95,664	1,067,610
Sterling Financial Corp.	67,427	1,132,099
Susquehanna Bancshares, Inc.(b)	111,736	2,060,412
UCBH Holdings, Inc.	136,772	1,936,692
UMB Financial Corp.	47,600	1,825,936
Umpqua Holdings Corp.	78,516	1,204,435
United Bankshares, Inc.	50,603	1,417,896
United Community Banks, Inc.(b)	52,300	826,340
Whitney Holding Corp.	88,706	2,319,662
Wilshire Bancorp, Inc.	23,056	180,990
Wintrust Financial Corp.(b)	30,731	1,018,118

		40,722,788

SEE NOTES TO FINANCIAL STATEMENTS.

A141

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Commercial Services & Supplies — 3.4%
ABM Industries, Inc.	57,561	$1,173,669
Administaff, Inc.(b)	30,858	872,664
Angelica Corp.	12,772	243,945
Bowne & Co., Inc.(b)	34,979	615,630
Brady Corp.	71,308	2,502,198
CDI Corp.	17,842	432,847
Consolidated Graphics, Inc.(a)	15,890	759,860
G&K Services, Inc. (Class A Stock)	27,750	1,041,180
Healthcare Services Group, Inc.(b)	55,723	1,180,213
Heidrick & Struggles International, Inc.	23,098	857,167
Interface, Inc.	71,495	1,166,798
Mobile Mini, Inc.(a)(b)	45,202	838,045
On Assignment, Inc.(a)(b)	46,425	325,439
School Specialty, Inc.(a)(b)	23,123	798,900
Spherion Corp.(a)	73,333	533,864
Standard Register Co. (The)	16,468	192,017
Tetra Tech, Inc.(a)(b)	76,598	1,646,857
Trueblue Inc.(a)(b)	57,586	833,845
United Stationers, Inc.(a)(b)	32,799	1,515,642
Viad Corp.	26,936	850,639
Volt Information Sciences, Inc.(a)	17,940	327,584
Waste Connections, Inc.(a)(b)	89,105	2,753,345
Watson Wyatt Worldwide, Inc.	55,693	2,584,712

		24,047,060

Communications Equipment — 1.7%
Arris Group, Inc.(a)(b)	175,683	1,753,319
Bel Fuse, Inc. (Class B Stock)	15,567	455,646
Black Box Corp.	23,212	839,578
Blue Coat Systems, Inc.(a)(b)	49,866	1,639,095
Comtech Telecommunications Corp.(a)(b)	31,499	1,701,262
Digi International, Inc.(a)	33,606	476,869
Ditech Networks, Inc.(a)	33,996	117,966
Harmonic, Inc.(a)	122,305	1,281,756
NETGEAR, Inc.(a)(b)	46,133	1,645,564
Network Equipment Technologies, Inc.(a)(b)	35,793	301,377
PC-Tel, Inc.(a)	28,753	197,246
Symmetricom, Inc.(a)	59,671	281,050
Tollgrade Communications, Inc.(a)	17,315	138,866
ViaSat, Inc.(a)	34,636	1,192,517

		12,022,111

Computers & Peripherals — 0.8%
Adaptec, Inc.(a)(b)	158,637	536,193
Avid Technology, Inc.(a)(b)	45,798	1,297,915
Hutchinson Technology, Inc.(a)(b)	34,496	907,935
Intevac, Inc.(a)	28,200	410,028
Novatel Wireless, Inc.(a)(b)	41,954	679,655
Stratasys, Inc.(a)	27,500	710,600
Synaptics, Inc.(a)(b)	33,673	1,385,981

		5,928,307

Construction & Engineering — 1.3%
EMCOR Group, Inc.(a)	85,088	2,010,629
Insituform Technologies, Inc. (Class A Stock)(a)(b)	35,911	531,483
Shaw Group, Inc. (The)(a)(b)	106,365	6,428,701

		8,970,813

SEE NOTES TO FINANCIAL STATEMENTS.

A142

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction Materials — 0.4%
Headwaters, Inc.(a)(b)	55,525	$651,864
Texas Industries, Inc.(b)	35,836	2,512,103

		3,163,967

Consumer Finance — 0.4%
Cash America International, Inc.	38,285	1,236,605
First Cash Financial Services, Inc.(a)(b)	37,800	554,904
Rewards Network, Inc.(a)	35,136	174,626
World Acceptance Corp.(a)	22,123	596,879

		2,563,014

Containers & Packaging — 0.8%
Aptargroup, Inc.(b)	89,590	3,665,127
Caraustar Industries, Inc.(a)(b)	38,599	119,271
Chesapeake Corp.	25,986	134,867
Myers Industries, Inc.	36,849	533,205
Rock-Tenn Co. (Class A Stock)	43,799	1,112,933

		5,565,403

Distributors — 0.5%
Audiovox Corp.(a)	23,884	296,162
Building Materials Holding Corp.(b)	38,478	212,783
LKQ Corp.(a)(b)	148,400	3,119,368

		3,628,313

Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions, Inc.(a)(b)	34,457	1,190,144
Coinstar, Inc.(a)(b)	36,633	1,031,219
CPI Corp.	6,890	162,260
Pre-Paid Legal Services, Inc.(a)	11,517	637,466
Universal Technical Institute, Inc.(a)(b)	30,730	522,410

		3,543,499

Diversified Financial Services — 0.3%
Financial Federal Corp.	33,572	748,320
Guaranty Financial Group, Inc.(a)	47,200	755,200
Portfolio Recovery Associates, Inc.(b)	19,842	787,132

		2,290,652

Diversified Telecommunication Services — 0.1%
General Communication, Inc. (Class A Stock)(a)(b)	59,238	518,333

Electric Utilities — 1.2%
ALLETE, Inc.	33,936	1,343,187
Central Vermont Public Services Corp.(b)	13,356	411,899
Cleco Corp.(b)	78,655	2,186,609
El Paso Electric Co.(a)	59,201	1,513,770
UIL Holdings Corp.	32,953	1,217,613
Unisource Energy Corp.	46,297	1,460,670

		8,133,748

Electrical Equipment — 1.9%
Acuity Brands, Inc.(b)	55,439	2,494,755
Baldor Electric Co.	60,127	2,023,875
Belden, Inc.(b)	59,284	2,638,137
C&D Technologies, Inc.(a)(b)	33,636	222,334
Magnetek, Inc.(a)	39,577	169,390
Regal Beloit Corp.	42,085	1,891,721
Smith (A.O.) Corp.	29,115	1,020,481
Vicor Corp.	24,990	389,594
Woodward Governor Co.(b)	38,621	2,624,297

		13,474,584

SEE NOTES TO FINANCIAL STATEMENTS.

A143

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Electronic Equipment & Instruments — 5.7%
Agilysys, Inc.(b)	34,533	$522,139
Anixter International, Inc.(a)(b)	41,817	2,603,945
Bell Microproducts, Inc. (Class B Stock)(a)	39,822	239,330
Benchmark Electronics, Inc.(a)(b)	93,712	1,661,514
Brightpoint, Inc.(a)(b)	67,129	1,031,101
Checkpoint Systems, Inc.(a)	52,053	1,352,337
Cognex Corp.(b)	56,782	1,144,157
CTS Corp.	46,138	458,150
Daktronics, Inc.(b)	43,862	989,965
Electro Scientific Industries, Inc.(a)(b)	36,415	722,838
FARO Technologies, Inc.(a)(b)	21,700	589,806
FLIR Systems, Inc.(a)	177,968	5,570,399
Gerber Scientific, Inc.(a)	30,666	331,193
Insight Enterprises, Inc.(a)(b)	63,419	1,156,763
Itron, Inc.(a)(b)	40,147	3,852,908
Keithley Instruments, Inc.	18,457	178,664
Littelfuse, Inc.(a)	29,340	967,046
LoJack Corp.(a)	24,283	408,197
Mercury Computer Systems, Inc.(a)	29,685	478,225
Methode Electronics, Inc. (Class A Stock)(b)	49,726	817,495
MTS Systems Corp.	23,209	990,328
Newport Corp.(a)(b)	48,600	621,594
Park Electrochemical Corp.	26,673	753,246
Photon Dynamics, Inc.(a)	21,807	180,998
Planar Systems, Inc.(a)	23,074	147,674
Plexus Corp.(a)(b)	60,900	1,599,234
Radisys Corp.(a)	29,036	389,082
Rogers Corp.(a)(b)	23,480	1,018,328
Scansource, Inc.(a)(b)	33,951	1,098,315
SYNNEX Corp.(a)	21,900	429,240
Technitrol, Inc.	53,555	1,530,602
Trimble Navigation, Ltd.(a)	158,992	4,807,918
TTM Technologies Inc.(a)	55,500	647,130
X-Rite, Inc.(b)	38,305	445,104

		39,734,965

Energy Equipment & Services — 5.2%
Atwood Oceanics, Inc.(a)(b)	36,160	3,624,678
Basic Energy Services Inc.(a)(b)	29,500	647,525
Bristow Group, Inc.(a)(b)	31,123	1,763,118
CARBO Ceramics, Inc.(b)	26,679	992,459
Drill-Quip, Inc.(a)(b)	35,528	1,977,488
Gulf Island Fabrication, Inc.	14,300	453,453
Helix Energy Solutions Group, Inc.(a)(b)	119,738	4,969,126
Hornbeck Offshore Services, Inc.(a)(b)	30,275	1,360,861
ION Geophysical Corp.(a)(b)	107,901	1,702,678
Lufkin Industries, Inc.	19,282	1,104,666
Matrix Service Co.(a)	34,900	761,518
NATCO Group, Inc.(a)	24,200	1,310,430
Oceaneering International, Inc.(a)	72,175	4,860,987
Pioneer Drilling Co.(a)(b)	65,000	772,200
SEACOR Holdings, Inc.(a)(b)	30,412	2,820,409
Superior Well Services, Inc.(a)	20,600	437,132
Tetra Technologies, Inc.(a)(b)	97,423	1,516,876
Unit Corp.(a)	60,773	2,810,751
W-H Energy Services, Inc.(a)(b)	40,221	2,260,822

		36,147,177

SEE NOTES TO FINANCIAL STATEMENTS.

A144

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Exchange Traded Fund — 0.2%
iShares S&P SmallCap 600 Index	18,769	$1,220,360

Food & Staples Retailing — 1.5%
Andersons, Inc. (The)	23,500	1,052,800
Casey’s General Stores, Inc.	66,446	1,967,466
Great Atlantic & Pacific Tea Co.(a)(b)	30,091	942,751
Longs Drug Stores Corp.(b)	41,522	1,951,534
Nash-Finch Co.(b)	17,763	626,679
Performance Food Group Co.(a)(b)	46,537	1,250,449
Spartan Stores, Inc.	28,700	655,795
United Natural Foods, Inc.(a)(b)	56,114	1,779,936

		10,227,410

Food Products — 1.3%
Flowers Foods, Inc.(b)	102,559	2,400,906
Hain Celestial Group, Inc.(a)(b)	52,056	1,665,792
J&J Snack Foods Corp.	18,399	575,521
Lance, Inc.(b)	40,887	834,913
Ralcorp Holdings, Inc.(a)(b)	33,686	2,047,772
Sanderson Farms, Inc.	20,044	677,086
TreeHouse Foods, Inc.(a)	40,918	940,705

		9,142,695

Gas Utilities — 3.1%
Atmos Energy Corp.	117,637	3,298,541
Laclede Group, Inc. (The)(b)	28,381	971,765
New Jersey Resources Corp.	36,404	1,820,928
Northwest Natural Gas Co.	34,661	1,686,604
Piedmont Natural Gas Co., Inc.(b)	97,143	2,541,261
South Jersey Industries, Inc.(b)	38,814	1,400,797
Southern Union Co.	157,323	4,619,004
Southwest Gas Corp.	55,911	1,664,470
UGI Corp.	139,816	3,809,987

		21,813,357

Healthcare Equipment & Supplies — 5.1%
American Medical Systems Holdings, Inc.(a)(b)	94,688	1,369,188
Analogic Corp.	17,561	1,189,231
Arthrocare Corp.(a)(b)	36,577	1,757,525
Biolase Technology, Inc.(a)	31,312	73,896
CONMED Corp.(a)(b)	37,476	866,070
Cooper Companies, Inc. (The)	58,721	2,231,398
CryoLife, Inc.(a)	32,460	258,057
Cyberonics, Inc.(a)(b)	29,352	386,272
Datascope Corp.	17,021	619,564
Greatbatch, Inc.(a)(b)	29,456	588,825
Haemonetics Corp.(a)	33,338	2,100,961
ICU Medical, Inc.(a)(b)	16,235	584,622
IDEXX Laboratories, Inc.(a)	80,290	4,707,403
Immucor, Inc.(a)(b)	91,696	3,116,747
Integra LifeSciences Holdings Corp.(a)(b)	24,172	1,013,532
Invacare Corp.	41,894	1,055,729
Kensey Nash Corp.(a)	16,036	479,797
Mentor Corp.(b)	44,546	1,741,749
Meridian Bioscience, Inc.(b)	52,297	1,573,094
Merit Medical Systems, Inc.(a)	35,715	496,439
Osteotech, Inc.(a)	23,108	180,705
Palomar Medical Technologies, Inc.(a)(b)	23,952	366,945
Possis Medical, Inc.(a)	22,231	324,128

SEE NOTES TO FINANCIAL STATEMENTS.

A145

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
Respironics, Inc.(a)	97,082	$6,356,930
SurModics, Inc.(a)(b)	19,804	1,074,763
Symmetry Medical, Inc.(a)(b)	46,400	808,752
Theragenics Corp.(a)	43,540	155,873
Vital Signs, Inc.	10,435	533,437

		36,011,632

Healthcare Providers & Services — 4.9%
Amedisys, Inc.(a)(b)	34,404	1,669,282
AMERIGROUP Corp.(a)	69,756	2,542,606
AMN Healthcare Services, Inc.(a)	39,457	677,477
AmSurg Corp.(a)(b)	40,780	1,103,507
Centene Corp.(a)(b)	57,010	1,564,354
Chemed Corp.(b)	31,426	1,756,085
Cross Country Healthcare, Inc.(a)	41,802	595,260
Gentiva Health Services, Inc.(a)	36,680	698,387
HealthExtras, Inc.(a)(b)	48,500	1,264,880
Healthways, Inc.(a)(b)	46,688	2,728,447
Hooper Holmes, Inc.(a)	89,893	154,616
inVentiv Health, Inc.(a)(b)	42,317	1,310,134
LCA-Vision, Inc.(b)	24,918	497,612
LHC Group, Inc.(a)	18,900	472,122
Matria Healthcare, Inc.(a)(b)	28,085	667,580
Medcath Corp.(a)(b)	17,800	437,168
Molina Healthcare, Inc.(a)(b)	18,600	719,820
Odyssey Healthcare, Inc.(a)	42,785	473,202
Owens & Minor, Inc.	53,590	2,273,824
Pediatrix Medical Group, Inc.(a)	63,518	4,328,753
Pharmerica Corp.(a)(b)	39,800	552,424
PSS World Medical, Inc.(a)(b)	84,750	1,658,558
RehabCare Group, Inc.(a)	22,611	510,104
Res-Care, Inc.(a)	33,300	837,828
Sierra Health Services, Inc.(a)	73,722	3,093,375
Sunrise Senior Living, Inc.(a)(b)	58,725	1,801,683

		34,389,088

Healthcare Technology — 0.5%
Allscripts Healthcare Solutions, Inc.(a)(b)	74,400	1,444,848
Omnicell, Inc.(a)	45,200	1,217,236
Phase Forward, Inc.(a)(b)	55,400	1,204,950

		3,867,034

Hotels, Restaurants & Leisure — 2.9%
Buffalo Wild Wings, Inc.(a)(b)	20,100	466,722
California Pizza Kitchen, Inc.(a)(b)	38,200	594,774
CEC Entertainment, Inc.(a)(b)	38,511	999,746
CKE Restaurants, Inc.(b)	71,638	945,622
IHOP Corp.(b)	19,617	717,590
Jack in the Box, Inc.(a)(b)	78,518	2,023,408
Landry’s Restaurants, Inc.(b)	16,314	321,386
Marcus Corp.	28,247	436,416
Monarch Casino & Resort, Inc.(a)	18,500	445,480
Multimedia Games, Inc.(a)	30,206	251,918
O’Charleys, Inc.	29,053	435,214
P.F. Chang’s China Bistro, Inc.(a)(b)	34,082	778,433
Panera Bread Co. (Class A Stock)(a)(b)	42,280	1,514,470
Papa John’s International, Inc.(a)(b)	27,073	614,557
Peet’s Coffee & Tea, Inc.(a)(b)	16,378	476,108

SEE NOTES TO FINANCIAL STATEMENTS.

A146

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
Pinnacle Entertainment, Inc.(a)(b)	78,467	$1,848,683
Red Robin Gourmet Burgers, Inc.(a)(b)	21,965	702,660
Ruth’s Chris Steak House(a)	24,900	222,606
Shuffle Master, Inc.(a)(b)	46,166	553,530
Sonic Corp.(a)(b)	79,650	1,744,335
Steak N Shake Co. (The)(a)(b)	37,139	404,815
Texas Roadhouse, Inc.(a)(b)	70,500	779,730
Triarc Cos., Inc. (Class B Stock)(b)	82,690	724,364
WMS Industries, Inc.(a)(b)	54,334	1,990,798

		19,993,365

Household Durables — 0.8%
Bassett Furniture Industries, Inc.	15,396	143,799
Champion Enterprises, Inc.(a)(b)	101,093	952,296
Ethan Allen Interiors, Inc.(b)	38,978	1,110,873
La-Z-Boy, Inc.(b)	67,391	534,411
Libbey, Inc.	19,074	302,132
M/I Homes, Inc.	16,137	169,439
Meritage Home Corp.(a)(b)	34,320	500,042
National Presto Industries, Inc.	6,250	329,125
Russ Berrie & Co., Inc.(a)	21,867	357,744
Skyline Corp.	8,894	261,039
Standard Pacific Corp.(b)	85,081	285,021
Universal Electronics, Inc.(a)(b)	19,100	638,704

		5,584,625

Household Products — 0.2%
Central Garden & Pet Co. (Class A Stock)(a)(b)	94,100	504,376
Spectrum Brands, Inc.(a)(b)	53,492	285,112
WD-40 Co.	22,061	837,657

		1,627,145

Industrial Conglomerates — 0.1%
Standex International Corp.	16,319	284,767
Tredegar Corp.	30,409	488,976

		773,743

Insurance — 3.0%
Delphi Financial Group, Inc.	57,721	2,036,397
Hilb, Rogal & Hobbs Co.	48,566	1,970,323
Infinity Property & Casualty Corp.	21,429	774,230
LandAmerica Financial Group, Inc.(b)	20,400	682,380
Navigators Group, Inc.(a)	17,500	1,137,500
Philadelphia Consolidated Holding Corp.(a)	76,401	3,006,378
Presidential Life Corp.(b)	28,208	493,922
ProAssurance Corp.(a)(b)	42,834	2,352,443
RLI Corp.	25,359	1,440,138
Safety Insurance Group, Inc.	21,244	777,955
SCPIE Holdings, Inc.(a)	10,793	296,484
Selective Insurance Group	69,608	1,600,288
Stewart Information Services Corp.	23,648	616,976
Tower Group, Inc.	26,500	885,100
United Fire & Casualty Co.	29,040	844,774
Zenith National Insurance Corp.	48,648	2,176,025

		21,091,313

Internet & Catalog Retail — 0.3%
Blue Nile, Inc.(a)(b)	21,025	1,430,962
PetMed Express, Inc.(a)(b)	31,992	387,103
Stamps.com, Inc.(a)	21,240	258,703

		2,076,768

SEE NOTES TO FINANCIAL STATEMENTS.

A147

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services — 1.1%
Bankrate, Inc.(a)(b)	16,938	$814,548
Dealertrack Holdings Inc.(a)	39,000	1,305,330
Infospace, Inc.	43,548	818,702
j2 Global Communications, Inc.(a)(b)	64,666	1,368,979
Knot, Inc. (The)(a)	36,400	580,216
Perficient Inc.(a)	40,200	632,748
United Online, Inc.(b)	88,641	1,047,737
Websense, Inc.(a)(b)	59,479	1,009,953

		7,578,213

IT Services — 1.3%
CACI International, Inc. (Class A Stock)(a)(b)	39,369	1,762,550
Ciber, Inc.(a)	71,085	434,329
Cybersource Corp.(a)	89,896	1,597,453
Gevity HR, Inc.	30,516	234,668
Mantech International Corp. (Class A Stock)(a)(b)	25,650	1,123,983
MAXIMUS, Inc.	24,269	937,026
SI International, Inc.(a)	17,300	475,231
Startek, Inc.	14,828	138,049
Sykes Enterprises, Inc.(a)	42,842	771,156
Wright Express Corp.(a)(b)	52,100	1,849,029

		9,323,474

Leisure Equipment & Products — 0.9%
Arctic Cat, Inc.	15,693	187,374
JAKKS Pacific, Inc.(a)	36,968	872,814
MarineMax, Inc.(a)(b)	24,182	374,821
Nautilus Group, Inc.(b)	41,317	200,387
Polaris Industries, Inc.(b)	45,900	2,192,644
Pool Corp.(b)	62,206	1,233,546
RC2 Corp.(a)	24,885	698,522
Sturm Ruger & Co., Inc.(a)	29,830	246,992

		6,007,100

Life Sciences Tools & Services — 0.9%
Cambrex Corp.	37,909	317,677
Dionex Corp.(a)(b)	24,496	2,029,739
Enzo Biochem, Inc.(a)(b)	40,913	521,232
Kendle International, Inc.(a)(b)	16,872	825,378
Parexel International Corp.(a)(b)	36,446	1,760,342
PharmaNet Development Group, Inc.(a)(b)	24,826	973,427

		6,427,795

Machinery — 3.6%
Albany International Corp. (Class A Stock)(b)	34,489	1,279,542
Astec Industries, Inc.(a)(b)	25,182	936,519
ASV, Inc.(a)(b)	26,605	368,479
Barnes Group, Inc.(b)	59,212	1,977,089
Briggs & Stratton Corp.	64,960	1,471,994
Cascade Corp.(b)	12,000	557,520
CLARCOR, Inc.(b)	65,370	2,482,098
EnPro Industries, Inc.(a)(b)	28,321	868,039
Gardner Denver, Inc.(a)	70,168	2,315,543
Kaydon Corp.(b)	37,128	2,024,961
Lindsay Manufacturing Co.(b)	15,481	1,094,352
Lydall, Inc.(a)	21,606	227,295
Mueller Industries, Inc.	48,545	1,407,320
Robbins & Myers, Inc.(b)	22,498	1,701,524

SEE NOTES TO FINANCIAL STATEMENTS.

A148

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Machinery (continued)
Toro Co.(b)	52,111	$2,836,922
Valmont Industries, Inc.	22,656	2,019,103
Wabash National Corp.	39,706	305,339
Watts Water Technologies, Inc. (Class A Stock)(b)	41,161	1,226,598

		25,100,237

Marine — 0.5%
Kirby Corp.(a)(b)	70,164	3,261,223

Media — 0.5%
4Kids Entertainment, Inc.(a)	17,288	227,337
Arbitron, Inc.(b)	37,033	1,539,462
Live Nation, Inc.(a)(b)	96,150	1,396,098
Radio One, Inc. (Class D Stock)(a)	106,325	251,990

		3,414,887

Metals & Mining — 1.3%
AMCOL International Corp.	29,212	1,052,508
Brush Engineered Materials, Inc.(a)	26,735	989,730
Castle (A.M.) & Co.	21,416	582,301
Century Aluminum Co.(a)(b)	38,145	2,057,541
Quanex Corp.(b)	48,750	2,530,125
RTI International Metals, Inc.(a)(b)	30,256	2,085,546

		9,297,751

Multiline Retail — 0.1%
Fred’s, Inc.(b)	52,735	507,838
Tuesday Morning Corp.(b)	39,024	197,852

		705,690

Multi-Utilities — 0.3%
Avista Corp.	69,293	1,492,571
CH Energy Group, Inc.	17,818	793,614

		2,286,185

Oil, Gas & Consumable Fuels — 3.1%
Cabot Oil & Gas Corp. (Class A Stock)	127,276	5,138,131
Massey Energy Corp.	104,382	3,731,657
Patriot Coal Corp.(a)	34,700	1,448,378
Penn Virginia Corp.(a)(b)	49,706	2,168,673
Petroleum Development Corp.(a)(b)	19,528	1,154,691
St. Mary Land & Exploration Co.	82,401	3,181,503
Stone Energy Corp.(a)	36,766	1,724,693
Swift Energy Co.(a)(b)	39,521	1,740,110
World Fuel Services Corp.	37,460	1,087,464

		21,375,300

Paper & Forest Products — 0.4%
Buckeye Technologies, Inc.(a)	51,227	640,338
Deltic Timber Corp.	13,971	719,366
Neenah Paper, Inc.	19,621	571,952
Schweitzer-Mauduit International, Inc.	20,370	527,787
Wausau Paper Corp.	66,499	597,826

		3,057,269

Personal Products — 0.3%
Chattem, Inc.(a)(b)	24,900	1,880,946
Mannatech, Inc.(b)	20,425	129,086
USANA Health Sciences, Inc.(a)(b)	10,988	407,435

		2,417,467

SEE NOTES TO FINANCIAL STATEMENTS.

A149

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Pharmaceuticals — 1.2%
Alpharma, Inc. (Class A Stock)(a)(b)	57,194	$1,152,459
Bradley Pharmaceuticals, Inc.(a)(b)	17,764	349,951
MGI Pharma, Inc.(a)(b)	105,650	4,281,994
Noven Pharmaceuticals, Inc.(a)	32,132	445,992
Salix Pharmaceuticals Ltd.(a)(b)	62,300	490,924
Scielle Pharma, Inc.(a)(b)	46,730	955,629
ViroPharma, Inc.(a)(b)	91,600	727,304

		8,404,253

Real Estate Investment Trusts (REITs) — 4.5%
Acadia Realty Trust.(b)	42,219	1,081,229
Biomed Realty Trust, Inc.	85,800	1,987,986
Colonial Properties Trust.(b)	61,619	1,394,438
Diamondrock Hospitality Co.	124,100	1,859,018
EastGroup Properties, Inc.(b)	31,196	1,305,553
Entertainment Properties Trust.(b)	36,821	1,730,587
Essex Property Trust, Inc.(b)	33,080	3,224,969
Extra Space Storage, Inc.	86,200	1,231,798
Inland Real Estate Corp.(b)	76,413	1,082,008
Kilroy Realty Corp.(b)	42,972	2,361,741
Kite Realty Group Trust(b)	37,900	578,733
Lexington Corporate Properties Trust(b)	83,460	1,213,508
LTC Properties, Inc.(b)	26,492	663,625
Medical Properties Trust, Inc.(b)	65,900	671,521
Mid-America Apartment Communities, Inc.(b)	33,535	1,433,621
National Retail Properties, Inc.(b)	94,210	2,202,630
Parkway Properties, Inc.	20,234	748,253
PS Business Parks, Inc.	21,002	1,103,655
Senior Housing Properties Trust(b)	116,259	2,636,754
Sovran Self Storage, Inc.(b)	28,356	1,137,076
Tanger Factory Outlet Centers(b)	41,100	1,549,881

		31,198,584

Real Estate Management & Development — 0.2%
Forestar Real Estate Group, Inc.(a)	47,200	1,113,448

Road & Rail — 1.0%
Arkansas Best Corp.(b)	32,958	723,099
Heartland Express, Inc.(b)	74,946	1,062,734
Knight Transportation, Inc.(b)	76,006	1,125,649
Landstar System, Inc.	70,535	2,973,050
Old Dominion Freight Line, Inc.(a)	37,092	857,196

		6,741,728

Semiconductors & Semiconductor Equipment — 3.8%
Actel Corp.(a)	34,134	466,270
Advanced Energy Industries, Inc.(a)(b)	46,844	612,720
AMIS Holdings, Inc.(a)	85,500	856,710
ATMI, Inc.(a)(b)	44,153	1,423,934
Axcelis Technologies, Inc.(a)(b)	133,973	616,276
Brooks Automation, Inc.(a)(b)	92,814	1,226,073
Cabot Microelectronics Corp.(a)	31,519	1,131,847
Cohu, Inc.	30,137	461,096
Cymer, Inc.(a)(b)	40,056	1,559,380
Diodes, Inc.(a)(b)	40,943	1,231,156
DSP Group, Inc.(a)(b)	42,497	518,463
Exar Corp.(a)	63,520	506,254
FEI Co.(a)	47,535	1,180,294
Kopin Corp.(a)	88,903	280,933

SEE NOTES TO FINANCIAL STATEMENTS.

A150

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.(a)(b)	69,767	$478,602
Micrel, Inc.(b)	71,600	605,020
Microsemi Corp.(a)(b)	101,300	2,242,782
MKS Instruments, Inc.(a)	65,400	1,251,756
Pericom Semiconductor Corp.(a)	33,989	635,594
Phototronics, Inc.(a)	54,814	683,531
Rudolph Technologies, Inc.(a)(b)	38,156	431,926
Skyworks Solutions, Inc.(a)(b)	211,881	1,800,989
Standard Microsystems Corp.(a)(b)	30,648	1,197,417
Supertex, Inc.(a)(b)	17,857	558,746
Ultratech, Inc.(a)	30,369	344,384
Varian Semiconductor Equipment Associates, Inc.(a)(b)	99,531	3,682,648
Veeco Instruments, Inc.(a)(b)	41,636	695,321

		26,680,122

Software — 4.5%
Ansoft Corp.(a)	20,900	540,265
ANSYS, Inc.(a)(b)	102,680	4,257,112
Blackbaud, Inc.	58,000	1,626,320
Captaris, Inc.(a)	34,889	150,720
Catapult Communications Corp.(a)	12,043	90,925
Concur Technologies(a)(b)	56,100	2,031,381
Epicor Software Corp.(a)(b)	76,508	901,264
EPIQ Systems, Inc.(a)(b)	34,873	607,139
FactSet Research Systems, Inc.(b)	56,166	3,128,446
Informatica Corp.(a)(b)	114,900	2,070,498
JDA Software Group, Inc.(a)(b)	34,801	712,028
Manhattan Associates, Inc.(a)(b)	33,493	882,875
MICROS Systems, Inc.(a)(b)	53,773	3,772,714
Napster, Inc.(a)	60,477	119,140
Phoenix Technologies, Ltd.(a)	35,537	457,717
Progress Software Corp.(a)(b)	55,145	1,857,284
Quality Systems, Inc.(b)	22,992	701,026
Radiant Systems, Inc.(a)(b)	34,982	602,740
Secure Computing Corp.(a)(b)	74,416	714,394
Smith Micro Software, Inc.(a)	39,600	335,412
Sonic Solutions, Inc.(a)(b)	34,067	353,956
SPSS, Inc.(a)(b)	25,076	900,479
Take — Two Interactive Software, Inc.(a)(b)	96,986	1,789,392
THQ, Inc.(a)(b)	86,632	2,442,156
Tyler Technologies, Inc.(a)(b)	45,800	590,362

		31,635,745

Specialty Retail — 3.1%
Aaron Rents, Inc.	71,096	1,367,887
Big 5 Sporting Goods Corp.(b)	28,900	416,738
Brown Shoe Co., Inc.	57,916	878,586
Cabela’s Inc.(a)(b)	51,700	779,119
Cato Corp. (The) (Class A Stock)	40,891	640,353
Charlotte Russe Holdings, Inc.(a)	32,700	528,105
Children’s Place Retail Stores, Inc. (The)(a)(b)	30,838	799,629
Christopher & Banks Corp.	46,403	531,314
Dress Barn, Inc.(a)(b)	59,112	739,491
Finish Line, Inc. (Class A Stock)	55,607	134,569
Genesco, Inc.(a)	29,863	1,128,821
Group 1 Automotive, Inc.(b)	29,819	708,201
Gymboree Corp.(a)(b)	37,621	1,145,936

SEE NOTES TO FINANCIAL STATEMENTS.

A151

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Specialty Retail (continued)
Haverty Furniture Cos., Inc.(b)	28,561	$256,763
Hibbett Sports, Inc.(a)(b)	40,762	814,425
Hot Topic, Inc.(a)	57,050	332,031
Jo-Ann Stores, Inc.(a)(b)	32,706	427,794
Jos. A. Bank Clothiers, Inc.(a)(b)	23,844	678,362
Lithia Motors, Inc.(b)	20,900	286,957
Men’s Wearhouse, Inc.	68,585	1,850,424
Midas, Inc.(a)(b)	18,724	274,494
Pep Boys-Manny, Moe & Jack(b)	54,328	623,685
Select Comfort Corp.(a)(b)	61,362	430,148
Sonic Automotive, Inc.(b)	40,746	788,843
Stage Stores, Inc.	54,241	802,767
Stein Mart, Inc.	33,846	160,430
Tractor Supply Co.(a)(b)	43,999	1,581,324
Tween Brands, Inc.(a)(b)	32,302	855,357
Zale Corp.(a)(b)	58,401	937,920
Zumiez, Inc.(a)(b)	23,600	574,896

		21,475,369

Textiles, Apparel & Luxury Goods — 2.6%
Crocs, Inc.(a)(b)	108,120	3,979,896
Deckers Outdoor Corp.(a)(b)	17,062	2,645,633
Fossil, Inc.(a)(b)	60,925	2,557,632
Iconix Brand Group, Inc.(a)(b)	74,600	1,466,636
Kellwood Co.	33,859	563,414
K-Swiss, Inc.	35,067	634,713
Maidenform Brands, Inc.(a)	24,600	332,838
Movado Group, Inc.	25,300	639,837
Oxford Industries, Inc.(b)	20,418	526,172
Quiksilver, Inc.(a)(b)	161,196	1,383,062
Skechers USA, Inc., (Class A Stock)(a)	42,541	829,975
Unifirst Corp.	18,700	710,600
Volcom, Inc.(a)(b)	19,100	420,773
Wolverine World Wide, Inc.	68,482	1,679,179

		18,370,360

Thrifts & Mortgage Finance — 1.0%
Anchor Bancorp Wisconsin, Inc.(b)	23,159	544,700
Bank Mutual Corp.	68,935	728,643
BankAtlantic Bancorp, Inc. (Class A Stock)	54,466	223,311
BankUnited Financial Corp. (Class A Stock)(b)	41,070	283,383
Brookline Bancorp, Inc.	77,312	785,490
Corus Bankshares, Inc.(b)	42,700	455,609
Dime Community Bancshares	33,021	421,678
Downey Financial Corp.(b)	25,565	795,327
FirstFed Financial Corp.(a)(b)	17,924	642,038
Flagstar Bancorp, Inc.(b)	48,187	335,863
Franklin Bank Corp.(a)(b)	33,196	143,075
Fremont General Corp.(b)	90,773	317,706
Triad Guaranty, Inc.(a)(b)	16,200	158,760
TrustCo Bank Corp.(b)	98,651	978,617

		6,814,200

Tobacco — 0.1%
Alliance One International, Inc.(a)	116,646	474,749

Trading Companies & Distributors — 0.6%
Applied Industrial Technologies, Inc.	48,254	1,400,331
Kaman Corp. (Class A Stock)	32,336	1,190,288

SEE NOTES TO FINANCIAL STATEMENTS.

A152

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Trading Companies & Distributors (continued)
Lawson Products	5,440	$206,285
Watsco, Inc.(b)	32,231	1,184,812

		3,981,716

Water Utilites — 0.1%
American States Water Co.(b)	22,529	848,893

TOTAL LONG-TERM INVESTMENTS (cost $529,003,189)		693,143,152

SHORT-TERM INVESTMENTS — 49.1%
Affiliated Money Market Mutual Fund — 49.0%
Dryden Core Investment Fund—Taxable Money Market Series (cost $342,698,945; includes $333,969,685 of cash collateral received for securities on loan)(Note 4)(c)(d)	342,698,945	342,698,945

	Principal Amount (000)
U.S. Government Obligation — 0.1%
U.S. Treasury Bills(e)(f) (cost $993,768) 5.05%, 3/20/08	$1,000	993,175
TOTAL SHORT-TERM INVESTMENTS (cost $343,632,713)		343,692,120

TOTAL INVESTMENTS — 148.2% (cost $872,695,902)		1,036,835,272
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (48.2%)		(337,265,792)

NET ASSETS — 100.0%		$699,569,480

The following abbreviation is used in the Portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $317,232,041; cash collateral of $333,969,685 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(e)	Security segregated as collateral for futures contracts.

(f)	Rate quoted represents yield-to-maturity as of purchase date.

(g)	Liabilities in excess of other assets include net unrealized depreciation on financial futures as follows:

Open future contracts outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at December 31, 2007	Value at Trade Date	Unrealized Appreciation (Depreciation)
Long Positions:
21	Russell 2000	Mar. 08	$8,108,100	$8,170,050	$(61,950)
2	Russell Mini 2000	Mar. 08	154,440	153,570	870

					$(61,080)

SEE NOTES TO FINANCIAL STATEMENTS.

A153

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 47.7% of collateral received for securities on loan)	49.1%
Commercial Banks	5.8
Electronic Equipment & Instruments	5.7
Energy Equipment & Services	5.2
Healthcare Equipment & Supplies	5.1
Healthcare Providers & Services	4.9
Real Estate Investment Trusts (REITs)	4.5
Software	4.5
Semiconductors & Semiconductor Equipment	3.8
Machinery	3.6
Commercial Services & Supplies	3.4
Gas Utilities	3.1
Oil, Gas & Consumable Fuels	3.1
Specialty Retail	3.1
Insurance	3.0
Hotels, Restaurants & Leisure	2.9
Textiles, Apparel & Luxury Goods	2.6
Aerospace & Defense	2.5
Electrical Equipment	1.9
Communications Equipment	1.7
Food & Staples Retailing	1.5
Chemicals	1.3
Construction & Engineering	1.3
Food Products	1.3
IT Services	1.3
Metals & Mining	1.3
Electric Utilities	1.2
Pharmaceuticals	1.2
Building Products	1.1
Internet Software & Services	1.1
Biotechnology	0.9
Capital Markets	1.0
Road & Rail	1.0
Thrifts & Mortgage Finance	1.0
Leisure Equipment & Products	0.9
Life Sciences Tools & Services	0.9
Computers & Peripherals	0.8
Containers & Packaging	0.8
Household Durables	0.8
Trading Companies & Distributors	0.6
Distributors	0.5
Diversified Consumer Services	0.5
Healthcare Technology	0.5
Marine	0.5
Media	0.5
Air Freight & Logistics	0.4
Airlines	0.4
Construction Materials	0.4
Consumer Finance	0.4
Automobiles	0.3
Diversified Financial Services	0.3
Internet & Catalog Retail	0.3
Multi-Utilities	0.3
Paper & Forest Products	0.4
Personal Products	0.3
Auto Components	0.2
Exchange Traded Fund	0.2
Household Products	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A154

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Real Estate Management & Development	0.2%
Beverages	0.1
Diversified Telecommunication Services	0.1
Industrial Conglomerates	0.1
Multiline Retail	0.1
Tobacco	0.1
Water Utilities	0.1

148.2
Liabilities in excess of other assets	(48.2)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A155

SMALL CAPITALIZATION STOCK PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $317,232,041:
Unaffiliated investments (cost $529,996,957)	$694,136,327
Affiliated investments (cost $342,698,945)	342,698,945
Cash	270,384
Dividends and interest receivable	1,151,694
Receivable for investments sold	128,361
Receivable for Series shares sold	2,372
Prepaid expenses	8,812

Total Assets	1,038,396,895

LIABILITIES
Collateral for securities on loan	333,969,685
Payable for investments purchased	4,127,798
Payable for Series shares repurchased	356,840
Management fee payable	239,380
Accrued expenses and other liabilities	117,083
Due to broker — variation margin	16,070
Transfer agent fee payable	559

Total Liabilities	338,827,415

NET ASSETS	$699,569,480

Net assets were comprised of:
Paid-in capital	$447,354,703
Retained earnings	252,214,777

Net assets, December 31, 2007	$699,569,480

Net asset value and redemption price per share, $699,569,480 / 32,823,635 outstanding shares of beneficial interest (authorized 100,000,000 shares)	$21.31

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $3,045)	$7,806,774
Affiliated income from securities loaned, net	1,569,333
Affiliated dividend income	887,160
Interest	48,542

10,311,809

EXPENSES
Management fee	3,121,694
Shareholders’ reports	173,000
Custodian’s fees and expenses	142,000
Trustees’ fees	20,000
Insurance expenses	17,000
Audit fee	17,000
Legal fees and expenses	9,000
Commitment fee on syndicated credit agreement	3,000
Transfer agent’s fee and expenses (including affiliated expense of $2,800) (Note 4)	3,000
Miscellaneous	63,142

Total expenses	3,568,836

NET INVESTMENT INCOME	6,742,973

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain (loss) on:
Investment transactions	90,888,867
Futures transactions	(880,624)

90,008,243

Net change in unrealized appreciation (depreciation) on:
Investments	(96,759,064)
Futures	(82,905)

(96,841,969)

NET LOSS ON INVESTMENTS	(6,833,726)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(90,753)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$6,742,973	$4,489,036
Net realized gain on investment transactions	90,008,243	51,116,609
Net change in unrealized appreciation (depreciation) on investments	(96,841,969)	48,085,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(90,753)	103,691,048

DISTRIBUTIONS:	(55,581,459)	(39,883,482)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,460,342 and 1,425,583 shares, respectively]	34,590,005	32,193,709
Series shares issued in reinvestment of distributions [2,642,961 and 1,770,000 shares, respectively]	55,581,459	39,883,482
Series shares repurchased [4,643,527 and 4,365,943 shares, respectively]	(112,066,691)	(97,080,147)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(21,895,227)	(25,002,956)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(77,567,439)	38,804,610
NET ASSETS:
Beginning of year	777,136,919	738,332,309

End of year	$699,569,480	$777,136,919

SEE NOTES TO FINANCIAL STATEMENTS.

A156

STOCK INDEX PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.3%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace/Defense — 2.9%
Boeing Co.	189,636	$16,585,565
General Dynamics Corp.	96,100	8,551,939
Goodrich Corp.	28,600	2,019,446
Honeywell International, Inc.	178,750	11,005,638
L-3 Communications Holdings, Inc.	30,700	3,252,358
Lockheed Martin Corp.	85,698	9,020,571
Northrop Grumman Corp.	85,626	6,733,629
Precision Castparts Corp.	33,500	4,646,450
Raytheon Co.	108,318	6,574,903
Rockwell Collins, Inc.	41,500	2,986,755
United Technologies Corp.	240,500	18,407,870

		89,785,124

Air Freight & Logistics — 0.9%
C.H. Robinson Worldwide, Inc.	36,800	1,991,616
Expeditors International of Washington, Inc.	45,200	2,019,536
FedEx Corp.	74,240	6,619,981
United Parcel Service, Inc. (Class B Stock)	248,300	17,559,776

		28,190,909

Airlines — 0.1%
Southwest Airlines Co.	176,637	2,154,971

Auto Components — 0.2%
Goodyear Tire & Rubber Co.(a)(b)	44,200	1,247,324
Johnson Controls, Inc.	138,300	4,984,332

		6,231,656

Automobiles — 0.3%
Ford Motor Co.(a)(b)	471,545	3,173,498
General Motors Corp.(b)	131,100	3,263,079
Harley-Davidson, Inc.	63,100	2,947,401

		9,383,978

Beverages — 2.4%
Anheuser-Busch Cos., Inc.	185,900	9,730,006
Brown-Forman Corp. (Class B Stock)	16,200	1,200,582
Coca-Cola Co. (The)	470,900	28,899,133
Coca-Cola Enterprises, Inc.(b)	71,800	1,868,954
Constellation Brands, Inc. (Class A Stock)(a)(b)	38,200	903,048
Molson Coors Brewing Co. (Class B Stock)(b)	31,600	1,631,192
Pepsi Bottling Group, Inc.	33,600	1,325,856
PepsiCo, Inc.	382,640	29,042,376

		74,601,147

Biotechnology — 1.1%
Amgen, Inc.(a)(b)	263,164	12,221,336
Biogen Idec, Inc.(a)	64,525	3,672,763
Celgene Corp.(a)	87,200	4,029,512
Genzyme Corp.(a)	58,600	4,362,184
Gilead Sciences, Inc.(a)(b)	219,800	10,112,998

		34,398,793

Building Products — 0.1%
Masco Corp.	81,300	1,756,893
Trane, Inc.	38,900	1,817,019

		3,573,912

Capital Markets — 3.4%
American Capital Strategies Ltd.(b)	40,400	1,331,584
Ameriprise Financial, Inc.	59,800	3,295,578

SEE NOTES TO FINANCIAL STATEMENTS.

A157

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Capital Markets (continued)
Bank of New York Mellon Corp. (The)(b)	267,589	$13,047,640
Bear Stearns Cos., Inc.(b)	29,610	2,613,083
Charles Schwab Corp.	238,000	6,080,900
E*Trade Financial Corp.(a)(b)	106,800	379,140
Federated Investors, Inc. (Class B Stock)	22,600	930,216
Franklin Resources, Inc.	39,900	4,565,757
Goldman Sachs Group, Inc.(b)	97,600	20,988,880
Janus Capital Group, Inc.(b)	54,200	1,780,470
Legg Mason, Inc.	32,800	2,399,320
Lehman Brothers Holdings, Inc.(b)	128,500	8,409,040
Merrill Lynch & Co., Inc.(b)	209,400	11,240,592
Morgan Stanley	254,010	13,490,471
Northern Trust Corp.	44,700	3,423,126
State Street Corp.	94,000	7,632,800
T. Rowe Price Group, Inc.	62,600	3,811,088

		105,419,685

Chemicals — 1.8%
Air Products & Chemicals, Inc.	50,800	5,010,404
Ashland, Inc.	16,000	758,880
Dow Chemical Co.	229,961	9,065,063
E.I. du Pont de Nemours & Co.	220,291	9,712,630
Eastman Chemical Co.	20,900	1,276,781
Ecolab, Inc.	43,600	2,232,756
Hercules, Inc.	27,900	539,865
International Flavors & Fragrances, Inc.	18,700	900,031
Monsanto Co.	128,696	14,374,056
PPG Industries, Inc.	41,000	2,879,430
Praxair, Inc.	75,200	6,670,992
Rohm and Haas Co.(b)	30,300	1,608,021
Sigma-Aldrich Corp.(b)	25,600	1,397,760

		56,426,669

Commercial Banks — 3.1%
BB&T Corp.(b)	136,000	4,171,120
Comerica, Inc.	43,250	1,882,673
Commerce Bancorp, Inc.	41,700	1,590,438
Fifth Third Bancorp	138,949	3,491,788
First Horizon National Corp.(b)	29,600	537,240
Huntington Bancshares, Inc.	103,475	1,527,291
KeyCorp.(b)	105,500	2,473,975
M&T Bank Corp.	20,100	1,639,557
Marshall & Ilsley Corp.(b)	58,698	1,554,323
National City Corp.(b)	152,500	2,510,150
PNC Financial Services Group, Inc.	84,300	5,534,295
Regions Financial Corp.	184,712	4,368,439
SunTrust Banks, Inc.	85,100	5,317,899
Synovus Financial Corp.(b)	71,900	1,731,352
US Bancorp	411,181	13,050,885
Wachovia Corp.(b)	471,455	17,929,434
Wells Fargo & Co.	800,620	24,170,718
Zions Bancorporation	27,700	1,293,313

		94,774,890

Commercial Services & Supplies — 0.5%
Allied Waste Industries, Inc.(a)(b)	71,800	791,236
Avery Dennison Corp.(b)	25,400	1,349,756
Cintas Corp.(b)	28,500	958,170

SEE NOTES TO FINANCIAL STATEMENTS.

A158

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Commercial Services & Supplies (continued)
Equifax, Inc.	31,100	$1,130,796
Monster Worldwide, Inc.(a)	22,900	741,960
Pitney Bowes, Inc.	47,900	1,822,116
R.R. Donnelley & Sons Co.	54,200	2,045,508
Robert Half International, Inc.	43,200	1,168,128
Waste Management, Inc.	126,130	4,120,667

		14,128,337

Communications Equipment — 2.5%
Ciena Corp.(a)(b)	19,657	670,500
Cisco Systems, Inc.(a)	1,461,300	39,557,391
Corning, Inc.	371,500	8,912,285
JDS Uniphase Corp.(a)(b)	29,387	390,847
Juniper Networks, Inc.(a)	128,900	4,279,480
Motorola, Inc.	549,595	8,815,504
QUALCOMM, Inc.	396,100	15,586,535
Tellabs, Inc.(a)	88,000	575,520

		78,788,062

Computers & Peripherals — 4.4%
Apple, Inc.(a)	206,600	40,923,328
Dell, Inc.(a)	533,000	13,063,830
EMC Corp.(a)(b)	503,674	9,333,079
Hewlett-Packard Co.	621,116	31,353,936
International Business Machines Corp.	327,100	35,359,510
Lexmark International, Inc.(a)(b)	23,614	823,184
Network Appliance, Inc.(a)	92,100	2,298,816
QLogic Corp.(a)	36,100	512,620
SanDisk Corp.(a)(b)	47,800	1,585,526
Sun Microsystems, Inc.(a)(b)	204,450	3,706,679

		138,960,508

Construction & Engineering — 0.2%
Fluor Corp.	22,700	3,307,844
Jacobs Engineering Group, Inc.(a)(b)	25,100	2,399,811

		5,707,655

Construction Materials — 0.1%
Vulcan Materials Co.	22,800	1,803,252

Consumer Finance — 0.7%
American Express Co.	278,700	14,497,974
Capital One Financial Corp.(b)	98,069	4,634,741
Discover Financial Services	127,405	1,921,267
SLM Corp.(b)	98,400	1,981,776

		23,035,758

Containers & Packaging — 0.1%
Ball Corp.	23,400	1,053,000
Bemis Co.	22,900	627,002
Pactiv Corp.(a)	33,000	878,790
Sealed Air Corp.	39,820	921,435

		3,480,227

Distributors — 0.1%
Genuine Parts Co.(b)	37,325	1,728,148

Diversified Consumer Services — 0.1%
Apollo Group, Inc. (Class A Stock)(a)(b)	31,300	2,195,695
H&R Block, Inc.	79,500	1,476,315

		3,672,010

SEE NOTES TO FINANCIAL STATEMENTS.

A159

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Diversified Financial Services — 4.4%
Bank of America Corp.	1,058,907	$43,690,503
CIT Group, Inc.(b)	52,300	1,256,769
Citigroup, Inc.	1,200,776	35,350,845
CME Group, Inc.	12,870	8,828,820
IntercontinentalExchange, Inc.(a)	15,700	3,022,250
JPMorgan Chase & Co.	804,385	35,111,405
Leucadia National Corp.(b)	38,500	1,813,350
Moody’s Corp.(b)	58,420	2,085,594
NYSE Euronext	61,700	5,415,409

		136,574,945

Diversified Telecommunication Services — 3.2%
AT&T, Inc.	1,454,711	60,457,789
CenturyTel, Inc.	30,000	1,243,800
Citizens Communications Co.(b)	90,300	1,149,519
Embarq Corp.	35,176	1,742,267
Qwest Communications International, Inc.(a)(b)	391,647	2,745,445
Verizon Communications, Inc.	688,438	30,077,856
Windstream Corp.	117,565	1,530,696

		98,947,372

Electric Utilities — 2.0%
Allegheny Energy, Inc.	37,600	2,391,736
American Electric Power Co., Inc.	96,640	4,499,558
Duke Energy Corp.	303,482	6,121,232
Edison International	79,300	4,232,241
Entergy Corp.	45,600	5,450,112
Exelon Corp.	156,550	12,780,742
FirstEnergy Corp.	72,336	5,232,786
FPL Group, Inc.	95,700	6,486,546
Pepco Holdings, Inc.	39,400	1,155,602
Pinnacle West Capital Corp.	26,000	1,102,660
PPL Corp.	90,500	4,714,145
Progress Energy, Inc.	59,414	2,877,420
Southern Co.	179,100	6,940,125

		63,984,905

Electrical Equipment — 0.5%
Cooper Industries, Ltd. (Class A Stock)	46,000	2,432,480
Emerson Electric Co.	188,400	10,674,744
Rockwell Automation, Inc.	42,000	2,896,320

		16,003,544

Electronic Equipment & Instruments — 0.3%
Agilent Technologies, Inc.(a)	101,382	3,724,775
Jabil Circuit, Inc.	44,000	671,880
Molex, Inc.	26,600	726,180
Tyco Electronics Ltd.	120,960	4,491,245

		9,614,080

Energy Equipment & Services — 2.5%
Baker Hughes, Inc.	73,630	5,971,393
BJ Services Co.	59,300	1,438,618
ENSCO International, Inc.	32,200	1,919,764
Halliburton Co.	216,600	8,211,306
Nabors Industries Ltd.(a)	65,600	1,796,784
National-Oilwell Varco, Inc.(a)(b)	86,400	6,346,944
Noble Corp.	60,600	3,424,506
Rowan Cos., Inc.(b)	17,100	674,766

SEE NOTES TO FINANCIAL STATEMENTS.

A160

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Energy Equipment & Services (continued)
Schlumberger Ltd.	282,900	$27,828,873
Smith International, Inc.	43,900	3,242,015
Transocean, Inc.	72,836	10,426,473
Weatherford International Ltd.(a)	77,500	5,316,500

		76,597,942

Food & Staples Retailing — 2.3%
Costco Wholesale Corp.	104,432	7,285,176
CVS Caremark Corp.(b)	355,138	14,116,736
Kroger Co.	178,000	4,754,380
Safeway, Inc.	103,900	3,554,419
SUPERVALU, Inc.	50,508	1,895,060
Sysco Corp.	144,300	4,503,603
Walgreen Co.(b)	230,300	8,769,824
Wal-Mart Stores, Inc.	571,900	27,182,407
Whole Foods Market, Inc.(b)	28,300	1,154,640

		73,216,245

Food Products — 1.4%
Archer-Daniels-Midland Co.	154,938	7,193,771
Campbell Soup Co.	48,800	1,743,624
ConAgra Food, Inc.	114,000	2,712,060
Dean Foods Co.	31,800	822,348
General Mills, Inc.	78,500	4,474,500
H.J. Heinz Co.	77,350	3,610,698
Hershey Co. (The)(b)	43,300	1,706,020
Kellogg Co.(b)	59,000	3,093,370
Kraft Foods, Inc.	372,611	12,158,297
McCormick & Co., Inc.	31,300	1,186,583
Sara Lee Corp.	176,400	2,832,984
Tyson Foods, Inc. (Class A Stock)(b)	49,800	763,434
Wm. Wrigley Jr. Co.	49,100	2,874,805

		45,172,494

Gas Utilities — 0.1%
Nicor, Inc.	12,200	516,670
Questar Corp.	39,800	2,153,180

		2,669,850

Healthcare Equipment & Supplies — 1.7%
Baxter International, Inc.	156,500	9,084,825
Becton Dickinson & Co.	57,700	4,822,566
Boston Scientific Corp.(a)(b)	289,799	3,370,362
C.R. Bard, Inc.	24,600	2,332,080
Covidien Ltd.	113,960	5,047,288
Hospira, Inc.(a)(b)	39,920	1,702,189
Medtronic, Inc.	277,700	13,959,979
St. Jude Medical, Inc.(a)	83,100	3,377,184
Stryker Corp.	57,500	4,296,400
Varian Medical Systems, Inc.(a)(b)	23,200	1,210,112
Zimmer Holdings, Inc.(a)	57,286	3,789,469

		52,992,454

Healthcare Providers & Services — 2.4%
Aetna, Inc.	121,448	7,011,193
AmerisourceBergen Corp.	46,200	2,072,994
Cardinal Health, Inc.	87,975	5,080,556
CIGNA Corp.	71,700	3,852,441
Coventry Health Care, Inc.(a)	38,450	2,278,163

SEE NOTES TO FINANCIAL STATEMENTS.

A161

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Healthcare Providers & Services (continued)
Express Scripts, Inc.(a)	64,000	$4,672,000
Humana, Inc.(a)	40,800	3,072,648
Laboratory Corp. of America Holdings(a)(b)	27,600	2,084,628
McKesson Corp.	68,107	4,461,690
Medco Health Solutions, Inc.(a)	64,296	6,519,614
Patterson Cos., Inc.(a)(b)	24,300	824,985
Quest Diagnostics, Inc.(b)	38,300	2,026,070
Tenet Healthcare Corp.(a)(b)	90,000	457,200
UnitedHealth Group, Inc.	314,900	18,327,180
WellPoint, Inc.(a)	140,700	12,343,611

		75,084,973

Healthcare Technology
IMS Health, Inc.	51,320	1,182,413

Hotels, Restaurants & Leisure — 1.4%
Carnival Corp.	103,800	4,618,062
Darden Restaurants, Inc.(b)	38,650	1,070,992
Harrah’s Entertainment, Inc.	41,950	3,723,063
International Game Technology	73,000	3,206,890
Marriott International, Inc. (Class A Stock)(b)	72,600	2,481,468
McDonald’s Corp.(b)	282,300	16,630,293
Starbucks Corp.(a)	167,100	3,420,537
Starwood Hotels & Resorts Worldwide, Inc.	48,500	2,135,455
Wendy’s International, Inc.	21,700	560,728
Wyndham Worldwide Corp.	44,763	1,054,616
Yum! Brands, Inc.(b)	124,600	4,768,442

		43,670,546

Household Durables — 0.4%
Black & Decker Corp.	16,500	1,149,225
Centex Corp.	24,600	621,396
D.R. Horton, Inc.(b)	52,200	687,474
Fortune Brands, Inc.	33,000	2,387,880
Harman International Industries, Inc.	14,100	1,039,311
KB Home(b)	17,232	372,211
Leggett & Platt, Inc.	44,300	772,592
Lennar Corp. (Class A Stock)(b)	29,000	518,810
Newell Rubbermaid, Inc.	64,649	1,673,116
Pulte Homes, Inc.	35,700	376,278
Snap-On, Inc.	12,300	593,352
Stanley Works	19,100	925,968
Whirlpool Corp.	17,507	1,429,096

		12,546,709

Household Products — 2.4%
Clorox Co.(b)	32,600	2,124,542
Colgate-Palmolive Co.	120,200	9,370,792
Kimberly-Clark Corp.	108,588	7,529,492
Procter & Gamble Co.	745,781	54,755,241

		73,780,067

Independent Power Producers & Energy Traders — 0.3%
AES Corp.(a)	159,700	3,415,983
Constellation Energy Group, Inc.	43,450	4,454,929
Dynegy, Inc.(a)	87,800	626,892

		8,497,804

SEE NOTES TO FINANCIAL STATEMENTS.

A162

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Industrial Conglomerates — 3.6%
3M Co.	170,200	$14,351,264
General Electric Co.	2,421,500	89,765,004
Textron, Inc.	57,800	4,121,140
Tyco International Ltd.	120,960	4,796,064

		113,033,472

Insurance — 4.0%
ACE Ltd.	81,700	5,047,426
AFLAC, Inc.	114,700	7,183,661
Allstate Corp.	143,488	7,494,378
Ambac Financial Group, Inc.(b)	31,800	819,486
American International Group, Inc.(b)	610,987	35,620,542
Aon Corp.(b)	66,925	3,191,653
Assurant, Inc.(b)	24,500	1,639,050
Chubb Corp.	99,300	5,419,794
Cincinnati Financial Corp.	43,228	1,709,235
Genworth Financial, Inc. (Class A Stock)	112,300	2,858,035
Hartford Financial Services Group, Inc.	78,300	6,826,977
Lincoln National Corp.	68,063	3,962,628
Loews Corp.	105,800	5,325,972
Marsh & McLennan Co., Inc.	123,100	3,258,457
MBIA, Inc.(b)	36,550	680,927
MetLife, Inc.	180,500	11,122,410
Principal Financial Group, Inc.	61,300	4,219,892
Progressive Corp.	165,100	3,163,316
SAFECO Corp.	26,600	1,481,088
Torchmark Corp.	24,100	1,458,773
Travelers Cos., Inc	160,398	8,629,412
UnumProvident Corp.	86,456	2,056,788
XL Capital Ltd. (Class A Stock)	46,300	2,329,353

		125,499,253

Internet & Catalog Retail — 0.3%
Amazon.Com, Inc.(a)(b)	69,500	6,438,480
Expedia, Inc.(a)(b)	40,400	1,277,448
IAC/InterActiveCorp(a)(b)	45,200	1,216,784

		8,932,712

Internet Software & Services — 1.8%
Akamai Technologies, Inc.(a)(b)	30,400	1,051,840
eBay, Inc.(a)(b)	277,100	9,196,949
Google, Inc. (Class A Stock)(a)	54,750	37,858,530
VeriSign, Inc.(a)(b)	47,500	1,786,475
Yahoo!, Inc.(a)	310,900	7,231,534

		57,125,328

IT Services — 0.8%
Affiliated Computer Services, Inc. (Class A Stock)(a)	25,300	1,141,030
Automatic Data Processing, Inc.	136,000	6,056,080
Cognizant Technology Solutions Corp. (Class A Stock)(a)	64,600	2,192,524
Computer Sciences Corp.(a)	42,700	2,112,369
Convergys Corp.(a)	37,600	618,896
Electronic Data Systems Corp.	123,300	2,556,009
Fidelity National Information Services, Inc.	34,400	1,430,696
Fiserv, Inc.(a)(b)	36,700	2,036,483
Paychex, Inc.	78,950	2,859,569
Unisys Corp.(a)(b)	67,000	316,910
Western Union Co.	172,404	4,185,969

		25,506,535

SEE NOTES TO FINANCIAL STATEMENTS.

A163

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Leisure Equipment & Products — 0.1%
Brunswick Corp.(b)	21,300	$363,165
Eastman Kodak Co.(b)	57,000	1,246,590
Hasbro, Inc.	42,650	1,090,987
Mattel, Inc.	92,881	1,768,454

		4,469,196

Life Sciences, Tools & Services — 0.4%
Applera Corp.-Applied Biosystems Group	39,600	1,343,232
Millipore Corp.(a)(b)	10,800	790,344
PerkinElmer, Inc.	31,000	806,620
Thermo Fisher Scientific, Inc.(a)	103,500	5,969,880
Waters Corp.(a)	27,600	2,182,332

		11,092,408

Machinery — 1.9%
Caterpillar, Inc.(b)	153,300	11,123,448
Cummins, Inc.	24,800	3,158,776
Danaher Corp.	55,800	4,895,892
Deere & Co.	106,800	9,945,216
Dover Corp.	50,500	2,327,545
Eaton Corp.	35,500	3,441,725
Illinois Tool Works, Inc.	99,100	5,305,814
Ingersoll-Rand Co. Ltd. (Class A Stock)	76,100	3,536,367
ITT Corp.	43,500	2,872,740
Manitowoc Co., Inc. (The)(b)	22,900	1,118,207
PACCAR, Inc.	88,228	4,806,661
Pall Corp.(b)	23,200	935,424
Parker Hannifin Corp.	42,187	3,177,103
Terex Corp.(a)	24,200	1,586,794

		58,231,712

Media — 2.8%
CBS Corp. (Class B Stock)(b)	181,368	4,942,278
Clear Channel Communications, Inc.	114,100	3,938,732
Comcast Corp. (Class A Stock)(a)(b)	738,045	13,476,702
DIRECTV Group, Inc. (The)(a)	181,500	4,196,280
E.W. Scripps Co. (The) (Class A Stock)	16,700	751,667
Gannett Co., Inc.(b)	59,100	2,304,900
Interpublic Group of Cos., Inc.(a)	84,700	686,917
McGraw-Hill Cos., Inc.	77,700	3,404,037
Meredith Corp.	11,000	604,780
New York Times Co. (Class A Stock)(b)	36,500	639,845
News Corp. (Class A Stock)	536,000	10,982,640
Omnicom Group, Inc.	80,600	3,830,918
Time Warner, Inc.	891,020	14,710,740
Viacom, Inc. (Class B Stock)(a)	166,768	7,324,451
Walt Disney Co. (The)	460,901	14,877,884
Washington Post Co. (The) (Class B Stock)	600	474,858

		87,147,629

Metals & Mining — 1.0%
Alcoa, Inc.	211,476	7,729,448
Allegheny Technologies, Inc.(b)	22,640	1,956,096
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)	89,006	9,117,775
Newmont Mining Corp.	107,703	5,259,137
Nucor Corp.	70,700	4,186,854
Titanium Metals Corp.(b)	7,100	187,795
United States Steel Corp.	27,740	3,354,043

		31,791,148

SEE NOTES TO FINANCIAL STATEMENTS.

A164

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Multiline Retail — 0.7%
Big Lots, Inc.(a)(b)	26,200	$418,938
Dillard’s, Inc.	4,650	87,327
Family Dollar Stores, Inc.(b)	37,100	713,433
J.C. Penney Co., Inc.	54,400	2,393,056
Kohl’s Corp.(a)	77,500	3,549,500
Macy’s, Inc.	103,420	2,675,475
Nordstrom, Inc.	48,000	1,763,040
Sears Holdings Corp.(a)(b)	15,812	1,613,615
Target Corp.	194,168	9,708,400

		22,922,784

Multi-Utilities — 1.1%
Ameren Corp.(b)	47,100	2,553,291
CenterPoint Energy, Inc.	79,010	1,353,441
CMS Energy Corp.(b)	43,000	747,340
Consolidated Edison, Inc.(b)	62,800	3,067,780
Dominion Resources, Inc.	138,884	6,590,046
DTE Energy Co.(b)	39,200	1,723,232
Integrys Energy Group, Inc.	17,750	917,498
NiSource, Inc.	73,000	1,378,970
PG&E Corp.	80,600	3,473,054
Public Service Enterprise Group, Inc.	60,300	5,923,872
Sempra Energy	60,754	3,759,458
TECO Energy, Inc.	42,100	724,541
Xcel Energy, Inc.	104,895	2,367,480

		34,580,003

Office Electronics — 0.1%
Xerox Corp.	246,892	3,997,181

Oil, Gas & Consumable Fuels — 10.1%
Anadarko Petroleum Corp.(b)	112,226	7,372,126
Apache Corp.	78,750	8,468,775
Chesapeake Energy Corp.	104,700	4,104,240
Chevron Corp.	507,992	47,410,893
ConocoPhillips	387,079	34,179,076
Consol Energy, Inc.	40,000	2,860,800
Devon Energy Corp.	107,200	9,531,152
El Paso Corp.	168,611	2,906,854
EOG Resources, Inc.(b)	59,700	5,328,225
Exxon Mobil Corp.	1,307,770	122,524,970
Hess Corp.	66,000	6,656,760
Marathon Oil Corp.	172,094	10,473,641
Murphy Oil Corp.	43,100	3,656,604
Noble Energy, Inc.	37,300	2,966,096
Occidental Petroleum Corp.	199,600	15,367,204
Peabody Energy Corp.(b)	57,300	3,531,972
Range Resources Corp.	27,600	1,417,536
Spectra Energy Corp.	154,242	3,982,528
Sunoco, Inc.	27,000	1,955,880
Tesoro Corp.	27,100	1,292,670
Valero Energy Corp.	133,900	9,377,017
Williams Cos., Inc.	150,000	5,367,000
XTO Energy, Inc.	112,500	5,778,000

		316,510,019

SEE NOTES TO FINANCIAL STATEMENTS.

A165

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Paper & Forest Products — 0.3%
International Paper Co.	107,267	$3,473,305
MeadWestvaco Corp.(b)	45,589	1,426,936
Weyerhaeuser Co.	48,000	3,539,520

		8,439,761

Personal Products — 0.2%
Avon Products, Inc.	104,100	4,115,073
Estee Lauder Cos., Inc. (The)(b)	25,500	1,112,055

		5,227,128

Pharmaceuticals — 6.2%
Abbott Laboratories	367,200	20,618,280
Allergan, Inc.(b)	68,800	4,419,712
Barr Pharmaceuticals, Inc.(a)(b)	19,900	1,056,690
Bristol-Myers Squibb Co.	475,660	12,614,503
Eli Lilly & Co.	242,300	12,936,397
Forest Laboratories, Inc.(a)	76,500	2,788,425
Johnson & Johnson	687,771	45,874,326
King Pharmaceuticals, Inc.(a)	62,033	635,218
Merck & Co., Inc.	518,100	30,106,791
Mylan Laboratories, Inc.(b)	50,500	710,030
Pfizer, Inc.	1,653,408	37,581,964
Schering-Plough Corp.(b)	379,600	10,112,544
Watson Pharmaceuticals, Inc.(a)(b)	27,900	757,206
Wyeth	318,900	14,092,191

		194,304,277

Real Estate Investment Trust — 1.0%
Apartment Investment & Management Co. (Class A Stock)(b)	23,100	802,263
AvalonBay Communities, Inc.(b)	17,900	1,685,106
Boston Properties, Inc.(b)	27,600	2,533,956
Developers Diversified Realty Corp.	26,400	1,010,856
Equity Residential Properties Trust(b)	66,700	2,432,549
General Growth Properties, Inc.(b)	56,400	2,322,552
Host Hotels & Resorts, Inc.(b)	129,000	2,198,160
Kimco Realty Corp.(b)	57,100	2,078,440
Plum Creek Timber Co., Inc.(b)	37,000	1,703,480
ProLogis(b)	63,000	3,992,940
Public Storage, Inc.	28,700	2,106,867
Simon Property Group, Inc.(b)	52,800	4,586,208
Vornado Realty Trust	30,400	2,673,680

		30,127,057

Real Estate Management & Development
CB Richard Ellis Group, Inc. (Class A Stock)(a)(b)	45,100	971,905

Road & Rail — 0.8%
Burlington Northern Santa Fe Corp.	69,826	5,811,618
CSX Corp.(b)	103,624	4,557,384
Norfolk Southern Corp.(b)	91,600	4,620,304
Ryder System, Inc.	12,800	601,728
Union Pacific Corp.	62,900	7,901,498

		23,492,532

Semiconductors & Semiconductor Equipment — 2.6%
Advanced Micro Devices, Inc.(a)(b)	106,900	801,750
Altera Corp.(b)	82,700	1,597,764
Analog Devices, Inc.	75,700	2,399,690
Applied Materials, Inc.(b)	304,500	5,407,920
Broadcom Corp. (Class A Stock)(a)(b)	103,550	2,706,797

SEE NOTES TO FINANCIAL STATEMENTS.

A166

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Semiconductors & Semiconductor Equipment (continued)
Intel Corp.	1,402,800	$37,398,648
KLA-Tencor Corp.(b)	42,400	2,041,984
Linear Technology Corp.(b)	56,800	1,807,944
LSI Logic Corp.(a)(b)	135,700	720,567
MEMC Electronic Materials, Inc.(a)	51,000	4,512,990
Microchip Technology, Inc.(b)	44,200	1,388,764
Micron Technology, Inc.(a)(b)	154,900	1,123,025
National Semiconductor Corp.(b)	60,700	1,374,248
Novellus Systems, Inc.(a)	30,400	838,128
NVIDIA Corp.(a)(b)	129,850	4,417,497
Teradyne, Inc.(a)(b)	40,800	421,872
Texas Instruments, Inc.(b)	343,100	11,459,540
Xilinx, Inc.	75,700	1,655,559

		82,074,687

Software — 3.8%
Adobe Systems, Inc.(a)	141,700	6,054,841
Autodesk, Inc.(a)(b)	50,400	2,507,904
BMC Software, Inc.(a)	57,900	2,063,556
CA, Inc.	105,773	2,639,036
Citrix Systems, Inc.(a)(b)	35,900	1,364,559
Compuware Corp.(a)(b)	78,400	696,192
Electronic Arts, Inc.(a)(b)	68,200	3,983,562
Intuit, Inc.(a)	91,600	2,895,476
Microsoft Corp.(b)	1,928,400	68,651,040
Novell, Inc.(a)	73,100	502,197
Oracle Corp.(a)	951,320	21,480,806
Symantec Corp.(a)	238,111	3,843,112
Teradata Corp.(a)	46,300	1,269,083

		117,951,364

Specialty Retail — 1.5%
Abercrombie & Fitch Co.	20,500	1,639,385
AutoNation, Inc.(a)(b)	40,589	635,624
AutoZone, Inc.(a)	11,700	1,402,947
Bed Bath & Beyond, Inc.(a)	59,100	1,736,949
Best Buy Co., Inc.	91,925	4,839,851
Circuit City Stores, Inc.	12,000	50,400
GameStop Corp. (Class A Stock)(a)	31,900	1,981,309
Gap, Inc.(b)	115,587	2,459,692
Home Depot, Inc.	400,219	10,781,900
Limited Brands, Inc.(b)	76,796	1,453,748
Lowe’s Cos., Inc.	342,000	7,736,040
Office Depot, Inc.(a)(b)	68,800	957,008
OfficeMax, Inc.	16,786	346,799
RadioShack Corp.(b)	31,760	535,474
Sherwin-Williams Co.(b)	27,000	1,567,080
Staples, Inc.	163,000	3,760,410
Tiffany & Co.	28,300	1,302,649
TJX Cos., Inc.	107,100	3,076,983

		46,264,248

Textiles, Apparel & Luxury Goods — 0.4%
Coach, Inc.(a)	84,200	2,574,836
Jones Apparel Group, Inc.(b)	28,000	447,720
Liz Claiborne, Inc.(b)	26,400	537,240
NIKE, Inc., (Class B Stock)	88,600	5,691,664
Polo Ralph Lauren Corp.	13,200	815,628
V.F. Corp.	22,536	1,547,322

		11,614,410

SEE NOTES TO FINANCIAL STATEMENTS.

A167

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Thrifts & Mortgage Finance — 0.7%
Countrywide Financial Corp.(b)	151,098	$1,350,816
Fannie Mae	230,000	9,195,400
Freddie Mac	149,300	5,086,651
Hudson City Bancorp, Inc.	145,800	2,189,916
MGIC Investment Corp.(b)	23,600	529,348
Sovereign Bancorp, Inc.(b)	87,405	996,417
Washington Mutual, Inc.(b)	218,126	2,968,695

		22,317,243

Tobacco — 1.4%
Altria Group, Inc.	500,000	37,790,000
Reynolds American, Inc.(b)	46,400	3,060,544
UST, Inc.	37,400	2,049,520

		42,900,064

Trading Companies & Distributors
W.W. Grainger, Inc.	14,800	1,295,296

Wireless Telecommunication Services — 0.4%
American Tower Corp. (Class A Stock)(a)	88,000	3,748,800
Sprint Nextel Corp.	688,522	9,040,294

		12,789,094

TOTAL LONG-TERM INVESTMENTS (cost $1,632,553,686)		3,067,390,480

SHORT-TERM INVESTMENTS — 15.3%
Affiliated Money Market Mutual Fund — 15.2%
Dryden Core Investment Fund — Taxable Money Market Series (cost $476,101,440; includes $428,571,796 of cash collateral received for securities on loan) (Note 4)(c)(f)	476,101,440	476,101,440

	Principal Amount (000)
U.S. Government Obligation — 0.1%
United States Treasury Bills(d)(e) 2.84%, 03/20/2008 (cost $ 2,981,303)	$3,000	2,979,525
TOTAL SHORT-TERM INVESTMENTS (cost $479,082,743)		479,080,965

TOTAL INVESTMENTS — 113.6% (cost $2,111,636,429)		3,546,471,445
LIABILITIES IN EXCESS OF OTHER ASSETS(g) — (13.6%)		(424,075,228)

NET ASSETS — 100.0%		$3,122,396,217

(a)	Non income-producing security.

(b)	All or portion of security is on loan. The aggregate market value of such securities is $411,116,874 cash collateral of $428,571,796 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan.

(d)	Security segregated as collateral for futures contracts.

(e)	Rate quoted represents yield-to-maturity at purchase date.

(f)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A168

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

(g)	Liabilities in excess of other assets include net unrealized appreciation on financial futures as follows:

Open futures contract outstanding at December 31, 2007:

Number of Contracts	Type	Expiration Date	Value at December 31, 2007	Value at Trade Date	Unrealized Appreciation
Long Position:
145	S&P 500 Index	Mar. 2008	$53,548,500	$53,023,450	$525,050

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

Affiliated Money Market Mutual Fund (including 13.7% of collateral received for securities on loan)	15.2%
Oil, Gas & Consumable Fuels	10.1
Pharmaceuticals	6.2
Computers & Peripherals	4.4
Diversified Financial Services	4.4
Insurance	4.0
Software	3.8
Industrial Conglomerates	3.6
Capital Markets	3.4
Diversified Telecommunication Services	3.2
Commercial Banks	3.1
Aerospace/Defense	2.9
Media	2.8
Semiconductors & Semiconductor Equipment	2.6
Communications Equipment	2.5
Energy Equipment & Services	2.5
Beverages	2.4
Healthcare Providers & Services	2.4
Household Products	2.4
Food & Staples Retailing	2.3
Electric Utilities	2.0
Machinery	1.9
Chemicals	1.8
Internet Software & Services	1.8
Healthcare Equipment & Supplies	1.7
Specialty Retail	1.5
Food Products	1.4
Hotels, Restaurants & Leisure	1.4
Tobacco	1.4
Biotechnology	1.1
Multi-Utilities	1.1
Metals & Mining	1.0
Real Estate Investment Trust	1.0
Air Freight & Logistics	0.9
IT Services	0.8
Road & Rail	0.8
Consumer Finance	0.7
Multiline Retail	0.7
Thrifts & Mortgage Finance	0.7
Commercial Services & Supplies	0.5
Electrical Equipment	0.5
Household Durables	0.4
Life Sciences, Tools & Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Wireless Telecommunication Services	0.4
Automobiles	0.3
Electronic Equipment & Instruments	0.3
Independent Power Producers & Energy Traders	0.3
Internet & Catalog Retail	0.3
Paper & Forest Products	0.3
Auto Components	0.2

SEE NOTES TO FINANCIAL STATEMENTS.

A169

STOCK INDEX PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Construction & Engineering	0.2%
Personal Products	0.2
Airlines	0.1
Building Products	0.1
Construction Materials	0.1
Containers & Packaging	0.1
Distributors	0.1
Diversified Consumer Services	0.1
Gas Utilities	0.1
Leisure Equipment & Products	0.1
Office Electronics	0.1
U.S. Government Obligation	0.1

113.6
Liabilities in excess of other assets	(13.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A170

STOCK INDEX PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $411,116,874:
Unaffiliated investments (cost $1,635,534,989)	$3,070,370,005
Affiliated investments (cost $476,101,440)	476,101,440
Cash	354,725
Dividends receivable	4,811,425
Receivable for investments sold	4,284,034
Receivable for Series shares sold	59,056
Prepaid expenses	36,474

Total Assets	3,556,017,159

LIABILITIES
Collateral for securities on loan	428,571,796
Payable for investments purchased	2,577,225
Management fee payable	937,923
Payable for Series shares repurchased	790,890
Accrued expenses	446,254
Due to broker-variation margin	296,225
Transfer agent fee payable	629

Total Liabilities	433,620,942

NET ASSETS	$3,122,396,217

Net assets were comprised of:
Paid-in capital	$1,689,955,955
Retained earnings	1,432,440,262

Net assets, December 31, 2007	$3,122,396,217

Net asset value and redemption price per share, $3,122,396,217 / 84,766,386 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$36.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$65,139,259
Affiliated dividend income	2,788,704
Affiliated income from securities loaned, net	946,420
Interest	155,761

69,030,144

EXPENSES
Management fee	11,519,701
Custodian’s fees and expenses	324,000
Insurance expenses	71,000
Trustees’ fees	53,000
Shareholders’ reports	37,000
Legal fees and expenses	18,000
Audit fee	16,000
Commitment fee on syndicated credit agreement	12,000
Transfer agent’s fee and expenses (including affiliated expense of $4,300) (Note 4)	5,000
Miscellaneous	14,500

Total expenses	12,070,201

NET INVESTMENT INCOME	56,959,943

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	76,496,272
Futures transactions	263,093

76,759,365

Net change in unrealized appreciation (depreciation) on:
Investments	34,182,519
Futures	419,812

34,602,331

NET GAIN ON INVESTMENTS	111,361,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$168,321,639

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$56,959,943	$51,532,817
Net realized gain (loss) on investment transactions	76,759,365	(66,612,227)
Net change in unrealized appreciation (depreciation) on investments	34,602,331	477,113,399

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	168,321,639	462,033,989

DISTRIBUTIONS	(51,529,141)	(59,982,933)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,884,280 and 2,413,005 shares, respectively]	70,200,353	80,048,346
Series shares issued in reinvestment of distributions [1,400,248 and 1,700,891 shares, respectively]	51,529,141	59,982,933
Series shares repurchased [11,303,103 and 13,622,829 shares, respectively]	(422,534,751)	(448,417,431)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(300,805,257)	(308,386,152)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(184,012,759)	93,664,904
NET ASSETS:
Beginning of year	3,306,408,976	3,212,744,072

End of year	$3,122,396,217	$3,306,408,976

SEE NOTES TO FINANCIAL STATEMENTS.

A171

VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.8%	Shares	Value (Note 2)
COMMON STOCKS

Biotechnology — 1.6%
Amgen, Inc.(a)(b)	624,900	$29,020,356

Capital Markets — 3.9%
Bank of New York Mellon Corp. (The)	532,195	25,949,828
TD Ameritrade Holding Corp.(a)(b)	773,100	15,508,386
UBS AG	628,500	28,911,000

		70,369,214

Commercial Banks — 1.2%
Royal Bank of Scotland Group PLC (United Kingdom)	2,525,604	22,322,004

Commercial Services & Supplies — 1.7%
Waste Management, Inc.	975,000	31,853,250

Communications Equipment — 1.2%
QUALCOMM, Inc.	555,500	21,858,925

Computers & Peripherals — 3.0%
Lexmark International, Inc.(a)(b)	607,000	21,160,020
Seagate Technology	1,345,200	34,302,600

		55,462,620

Consumer Finance — 2.2%
American Express Co.	315,000	16,386,300
SLM Corp.(b)	1,175,400	23,672,556

		40,058,856

Diversified Consumer Services — 3.3%
Career Education Corp.(a)(b)	800,700	20,129,598
H&R Block, Inc.	2,187,600	40,623,732

		60,753,330

Diversified Financial Services — 3.7%
Bank of America Corp.	536,272	22,126,583
Citigroup, Inc.	886,600	26,101,504
KKR Private Equity Investors LLP	176,100	3,197,976
KKR Private Equity Investors LLP, RDU, Private Placement, 144A(f)(g) (cost $22,639,596; purchased 5/03/06-05/05/06)	907,900	16,487,464

		67,913,527

Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	353,700	15,453,153

Electric Utilities — 2.7%
Entergy Corp.	255,900	30,585,168
Progress Energy, Inc.	386,200	18,703,666

		49,288,834

Electronic Equipment & Instruments — 1.5%
Sony Corp., ADR (Japan)	498,700	27,079,410

Food & Staples Retailing — 3.6%
Kroger Co. (The)	1,493,300	39,886,043
Wal-Mart Stores, Inc.	546,300	25,965,639

		65,851,682

Food Products — 4.7%
Cadbury Schweppes PLC, ADR (United Kingdom)	982,800	48,520,836
ConAgra Foods, Inc.	1,589,500	37,814,205

		86,335,041

Healthcare Providers & Services — 1.3%
Omnicare, Inc.	1,039,100	23,701,871

SEE NOTES TO FINANCIAL STATEMENTS.

A172

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS	Shares	Value (Note 2)
(continued)

Household Products — 1.7%
Kimberly-Clark Corp.	446,200	$30,939,508

Independent Power Producers & Energy Traders — 1.8%
NRG Energy, Inc.(a)(b)	744,300	32,257,962

Industrial Conglomerates — 1.7%
General Electric Co.	849,700	31,498,379

Insurance — 6.0%
American International Group, Inc.	684,600	39,912,180
Axis Capital Holdings Ltd.	495,300	19,301,841
Loews Corp.	766,400	38,580,576
MBIA, Inc.(b)	569,700	10,613,511

		108,408,108

Internet & Catalog Retail — 1.6%
IAC/InterActiveCorp(a)(b)	1,098,800	29,579,696

Media — 6.0%
Comcast Corp. (Class A Stock)(a)(b)	2,475,000	45,193,500
Liberty Global, Inc., Series C(a)	998,735	36,543,713
XM Satellite Radio Holdings, Inc. (Class A Stock)(a)	2,127,800	26,044,272

		107,781,485

Metals & Mining — 0.6%
Freeport-McMoRan Copper & Gold, Inc. (Class B Stock)(b)	115,918	11,874,640

Multi-Utilities — 2.0%
Sempra Energy	601,900	37,245,572

Office Electronics — 1.3%
Xerox Corp.	1,466,400	23,741,016

Oil, Gas & Consumable Fuels — 18.4%
Anadarko Petroleum Corp.	501,300	32,930,397
Devon Energy Corp.	337,100	29,971,561
Hess Corp.	177,400	17,892,564
Marathon Oil Corp.	577,000	35,116,220
Murphy Oil Corp.	314,900	26,716,116
Nexen, Inc.	898,000	28,978,460
Occidental Petroleum Corp.	714,100	54,978,559
Petroleo Brasileiro SA, ADR (Brazil)(b)	370,400	42,684,896
Suncor Energy, Inc.	417,700	45,416,521
Trident Resources Corp. (Canada)(a)(f)(g) (cost $16,980,633; purchased 3/11/05-1/05/06)	404,537	4,098,860
Williams Cos., Inc.	460,500	16,476,690

		335,260,844

Paper & Forest Products — 1.0%
Domtar Corp(a)	2,340,700	17,999,983

Pharmaceuticals — 4.3%
Abbott Laboratories	375,000	21,056,250
Novartis AG, ADR (Switzerland)(b)	544,600	29,577,226
Wyeth	618,000	27,309,420

		77,942,896

Semiconductors & Semiconductor Equipment — 0.7%
Spansion, Inc.(a)	3,482,800	13,687,404

Software — 3.0%
Microsoft Corp.	655,800	23,346,480
Symantec Corp.(a)	1,943,500	31,368,090

		54,714,570

Specialty Retail — 2.1%
Best Buy Co., Inc.	732,800	38,581,920

SEE NOTES TO FINANCIAL STATEMENTS.

A173

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS	Shares	Value (Note 2)
(continued)

Thrifts & Mortgage Finance — 2.5%
Federal National Mortgage Association	623,800	$24,939,524
People’s United Financial, Inc.(b)	1,188,860	21,161,708

		46,101,232

Tobacco—1.1%
Altria Group, Inc.	269,000	20,331,020

Wireless Telecommunication Services — 4.0%
NII Holdings, Inc.(a)	539,900	26,087,968
Sprint Nextel Corp.	2,068,436	27,158,565
Virgin Mobile USA Inc.(a)(b)	2,231,400	19,837,146

		73,083,679

TOTAL COMMON STOCKS (cost $1,568,880,641)		1,758,351,987

	Principal Amount (000)
CORPORATE BOND— 0.6%
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, PIK, 12.396%, due 8/12/12(f)(g) (cost $10,601,085; purchased 8/20/07-12/24/07)	$11,143	11,290,628

WARRANT	Units
Oil, Gas & Consumable Fuels
Trident Resources Corp. (Canada), Private Placement, expiring 1/01/15(a)(f)(g) (cost $0; purchased 8/20/07)	1,058,389	107

TOTAL LONG-TERM INVESTMENTS (cost $1,579,481,726)		1,769,642,722

	Shares
SHORT-TERM INVESTMENT — 17.0%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $310,645,400 includes $249,408,402 of cash collateral for securities on loan) (Note 4)(c)(d)	310,645,400	310,645,400

TOTAL INVESTMENTS(e) 113.8% (cost $1,890,127,126)		2,080,288,122
LIABILITIES IN EXCESS OF OTHER ASSETS — (13.8%)		(252,665,592)

NET ASSETS — 100.0%		$1,827,622,530

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
PIK	Payment in Kind
RDU	Restricted Depositary Unit
144A	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $237,202,994; cash collateral of $249,408,402 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or portion thereof, purchased with cash collateral for securities on loan.

(d)	Prudential Investments LLC, the Manager of the Portfolio, also serves as Manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(e)	As of December 31, 2007, four securities valued at $31,877,059 and representing 1.7% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(f)	Indicates an illiquid security.

(g)	Indicates securities restricted to resale. The aggregate cost of such securities was $50,221,314. The aggregate value of $31,887,059 is approximately 1.7% of net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

A174

VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follows:

Oil, Gas & Consumable Fuels	19.0%
Affiliated Money Market Mutual Fund (including 13.6% of collateral received for securities on loan)	17.0
Insurance	6.0
Media	6.0
Food Products	4.7
Pharmaceuticals	4.3
Wireless Telecommunication Services	4.0
Capital Markets	3.9
Diversified Financial Services	3.7
Food & Staples Retailing	3.6
Diversified Consumer Services	3.3
Computers & Peripherals	3.0
Software	3.0
Electric Utilities	2.7
Thrifts & Mortgage Finance	2.5
Consumer Finance	2.2
Specialty Retail	2.1
Multi-Utilities	2.0
Independent Power Producers & Energy Traders	1.8
Commercial Services & Supplies	1.7
Household Products	1.7
Industrial Conglomerates	1.7
Biotechnology	1.6
Internet & Catalog Retail	1.6
Electronic Equipment & Instruments	1.5
Healthcare Providers & Services	1.3
Office Electronics	1.3
Commercial Banks	1.2
Communications Equipment	1.2
Tobacco	1.1
Paper & Forest Products	1.0
Diversified Telecommunications Services	0.8
Semiconductors & Semiconductor Equipment	0.7
Metals & Mining	0.6

113.8
Liabilities in excess of other assets	(13.8)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A175

VALUE PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $237,202,994:
Unaffiliated investments (cost $1,579,481,726)	$1,769,642,722
Affiliated investments (cost $310,645,400)	310,645,400
Cash	258,487
Foreign currency, at value (cost $14,582)	14,689
Dividends and interest receivable	2,810,472
Receivable for investments sold	7,087,248
Foreign tax reclaim receivable	261,649
Receivable for Series shares sold	48,643
Prepaid expenses	22,272

Total Assets	2,090,791,582

LIABILITIES
Collateral for securities on loan	249,408,402
Payable for investments purchased	11,766,157
Payable for Series shares repurchased	792,330
Management fee payable	619,807
Accrued expenses and other liabilities	580,315
Transfer agent fee payable	1,064
Distribution fee payable	611
Administration fee payable	366

Total Liabilities	263,169,052

NET ASSETS	$1,827,622,530

Net assets were comprised of:
Paid-in capital	$1,333,540,055
Retained earnings	494,082,475

Net assets, December 31, 2007	$1,827,622,530

Class I:
Net asset value and redemption price per share, $1,824,896,044 / 77,846,430 outstanding shares of beneficial interest (authorized 275,000,000 shares)	$23.44

Class II:
Net asset value and redemption price per share, $2,726,486 / 115,982 outstanding shares of beneficial interest (authorized 50,000,000 shares)	$23.51

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $348,727)	$31,979,441
Affiliated dividend income	1,935,907
Affiliated income from securities loaned, net	637,902
Interest	517,497

35,070,747

EXPENSES
Management fee	7,863,691
Distribution fee—Class II	7,856
Administration fee—Class II	4,714
Custodian’s fees and expenses	187,000
Shareholders’ reports	175,000
Dividends on securities sold short	91,775
Insurance expenses	42,000
Trustees’ fees	35,000
Audit fee	16,000
Legal fees and expenses	10,000
Transfer agent’s fee and expenses (including affiliated expense of $5,800) (Note 4)	6,000
Loan interest expense (Note 8)	2,361
Miscellaneous	17,768

Total expenses	8,459,165

NET INVESTMENT INCOME	26,611,582

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on:
Investment transactions	304,291,126
Foreign currency transactions	175,378
Short sales	635,761

305,102,265

Net change in unrealized appreciation (depreciation) on:
Investments	(265,627,306)
Foreign currencies	(159)

(265,627,465)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	39,474,800

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$66,086,382

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$26,611,582	$26,717,918
Net realized gain on investment and foreign currency transactions	305,102,265	215,956,646
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(265,627,465)	94,560,137

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	66,086,382	337,234,701

DISTRIBUTIONS:
Class I	(242,165,135)	(90,953,391)
Class II	(373,906)	(140,456)

TOTAL DISTRIBUTIONS	(242,539,041)	(91,093,847)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [1,101,337 and 3,470,511 shares, respectively]	29,566,166	84,008,078
Series shares issued in reinvestment of distributions [10,431,739 and 3,735,884 shares, respectively]	242,539,041	91,093,847
Series shares repurchased [9,083,303 and 8,082,223 shares, respectively]	(246,981,367)	(195,543,964)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	25,123,840	(20,442,039)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(151,328,819)	225,698,815

NET ASSETS:
Beginning of year	1,978,951,349	1,753,252,534

End of year	$1,827,622,530	$1,978,951,349

SEE NOTES TO FINANCIAL STATEMENTS.

A176

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with separate series shares. The information presented in these financial statements pertains to thirteen Portfolios: Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Conservative Balanced Portfolio:    Total investment return consistent with a conservatively managed diversified portfolio by investing in a mix of equity-related securities, debt obligations and money market instruments.

Diversified Bond Portfolio:    High level of income over a longer term while providing reasonable safety of capital by investing in intermediate and long-term debt obligations that are rated investment grade and high quality money market instruments. The types of debt obligations in which the Portfolio can invest include U.S. government securities, mortgage-related securities and corporate bonds.

Equity Portfolio:    Capital appreciation by investing primarily in stocks of major, established corporations as well as small companies.

Flexible Managed Portfolio:    High total return consistent with an aggressively managed diversified portfolio by investing in a mix of equity and equity-related securities, debt obligations and money market instruments.

Global Portfolio:    Long-term growth of capital by investing primarily in equity and equity-related securities of foreign and U.S. companies.

Government Income Portfolio:    High level of income over the long-term consistent with the preservation of capital by investing primarily in intermediate and long-term U.S. government securities, including U.S. treasuries, government agency and mortgage-related securities.

High Yield Bond Portfolio:    High total return by investing primarily in medium to lower rated debt securities.

Jennison Portfolio:    Long-term growth of capital by investing primarily in equity securities of established companies that the Portfolio manager believes offer above-average growth prospects.

Money Market Portfolio:    Maximum current income consistent with the stability of capital and maintenance of liquidity by investing in high quality short-term money market securities issued by the U.S. government and its agencies, as well as commercial paper, asset backed securities, certificates of deposit and other obligations issued by banks, corporations and other companies, that generally mature in 13 months or less.

Natural Resources Portfolio:    Long-term growth of capital by investing primarily in stocks of companies that operate within, or do business with, the natural resources sector of the economy.

Small Capitalization Stock Portfolio:    Long-term growth of capital that corresponds to the price and yield performance of the Standard & Poor’s Small Capitalization Stock Index (the “S&P 600 SmallCap Index”) by investing primarily in stocks of the S&P 600 SmallCap Index.

Stock Index Portfolio:    Investment results that generally correspond to the price and yield performance of the S&P 500 Index by investing primarily in stocks in the S&P 500 Index.

Value Portfolio:    Capital appreciation by investing in equity and equity-related securities that are considered to be undervalued.

B1

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair value of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment advisor regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007, Global Portfolio, High Yield Portfolio, Natural Resources Portfolio and Value Portfolio held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

The Money Market Portfolio values all of its securities at amortized cost. The Conservative Balanced and Flexible Managed Portfolios use amortized cost to value their short-term debt securities. Short-term debt securities that are held in the other Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

The Diversified Bond, High Yield Bond and Natural Resources Portfolios may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by these portfolios at December 31, 2007 include registration rights, under which the portfolios may demand registration by the issuer, of which the portfolios may bear the cost of such registration. Restricted securities, including private placements, are valued pursuant to the valuation procedures noted above.

B2

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on investments and foreign currencies. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The High Yield Bond and Money Market Portfolios may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participation.

B3

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase, in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an over-the-counter option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the initial margin . Subsequent payments, known as variation margin, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, credit default swap agreements and total return swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it s obligation to perform. Total return swap agreements are contracts in which one party agrees to make periodic payments based on the change in market value of the underlying assets, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or market. The swaps are valued daily at current market value and any change in value is

B4

included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts may involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is a least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to income tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership earnings.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Money Market Portfolio declares and reinvests distributions daily. The Diversified Bond, Government Income and High Yield Bond Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

B5

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisors performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), LSV Asset Management (“LSV”), Marsico Capital Management, LLC (“Marsico”), Quantitative Management Associates LLC (“QMA”), ClearBridge Advisors LLC (“ClearBridge”), T. Rowe Price Associates, Inc. (“T. Rowe”) and William Blair & Company, L.L.C. (“William Blair”) (collectively, the “Subadvisors”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisors, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Conservative Balanced Portfolio	0.55%	0.55%
Diversified Bond Portfolio	0.40	0.40
Equity Portfolio	0.45	0.45
Flexible Managed Portfolio	0.60	0.60
Global Portfolio	0.75	0.75
Government Income Portfolio	0.40	0.40
High Yield Bond Portfolio	0.55	0.55
Jennison Portfolio	0.60	0.60
Money Market Portfolio	0.40	0.40
Natural Resources Portfolio	0.45	0.45
Small Capitalization Stock Portfolio	0.40	0.40
Stock Index Portfolio	0.35% up to $4 billion 0.30% over $4 billion	0.35
Value Portfolio	0.40	0.40

At December 31, 2007, the Subadvisors that provide investment advisory services to the Portfolios are as follows. Where more than one Subadvisor is listed, each Subadvisor provides services to a segment of the Portfolio:

Portfolio	Subadvisor(s)
Conservative Balanced Portfolio	PIM, QMA
Diversified Bond Portfolio	PIM
Equity Portfolio	Jennison, ClearBridge
Flexible Managed Portfolio	PIM, QMA
Global Portfolio	LSV, Marsico, T. Rowe & William Blair
Government Income Portfolio	PIM
High Yield Bond Portfolio	PIM
Jennison Portfolio	Jennison
Money Market Portfolio	PIM
Natural Resources Portfolio	Jennison
Small Capitalization Stock Portfolio	QMA
Stock Index Portfolio	QMA
Value Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are

B6

accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to reimburse each Portfolio (other than Global Portfolio) the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceed the percentage stated below.

Portfolio	Class I Expense Limit		Class II Expense Limit
Conservative Balanced Portfolio	0.75	%*	N/A
Diversified Bond Portfolio	0.75	*	N/A
Equity Portfolio	0.75	*	1.15	%*
Flexible Managed Portfolio	0.75	*	N/A
Government Income Portfolio	0.75		N/A
High Yield Bond Portfolio	0.75	*	N/A
Jennison Portfolio	0.75	*	1.15	*
Money Market Portfolio	0.75	*	N/A
Natural Resources Portfolio	0.75	*	1.15	*
Small Capitalization Stock Portfolio	0.75	*	N/A
Stock Index Portfolio	0.75		N/A
Value Portfolio	0.75		1.15

N/A – Not applicable – There are no Class II shares outstanding for this Portfolio.

PIMS, PI, PIM, QMA and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

*  Effective July 1, 2007, the expense limitation was removed.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent’s fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2007, PIM was compensated as follows for these services by the Series Fund Portfolios:

Portfolio	PIM
Conservative Balanced Portfolio	$230,375
Diversified Bond Portfolio	101,608
Equity Portfolio	795,224
Flexible Managed Portfolio	385,184
Global Portfolio	90,118
Government Income Portfolio	28,951
High Yield Bond Portfolio	384,181
Jennison Portfolio	682,720
Natural Resources Portfolio	518,396
Small Capitalization Stock Portfolio	672,570
Stock Index Portfolio	405,608
Value Portfolio	273,387

B7

For the year ended December 31, 2007, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, and Wachovia Securities, LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Jennison Portfolio	$24,612	$820
Value Portfolio	—	49,792

Pursuant to an exemptive order received from the Securities and Exchange Commission, certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series, both registered under the Investment Company Act of 1940, as amended, and managed by PI and both of which are portfolios of Dryden Core Investment Fund.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2007 were as follows:

Cost of Purchases:

Portfolio
Conservative Balanced Portfolio	$539,110,792
Diversified Bond Portfolio	721,092,875
Equity Portfolio	2,479,277,686
Flexible Managed Portfolio	2,299,279,757
Global Portfolio	450,420,343
Government Income Portfolio	4,913,674,626
High Yield Bond Portfolio	917,485,993
Jennison Portfolio	1,438,452,085
Natural Resources Portfolio	544,981,044
Small Capitalization Stock Portfolio	123,700,090
Stock Index Portfolio	106,087,187
Value Portfolio	989,883,263

Proceeds from Sales:

Portfolio
Conservative Balanced Portfolio	$737,650,431
Diversified Bond Portfolio	789,737,347
Equity Portfolio	2,854,047,095
Flexible Managed Portfolio	2,459,530,154
Global Portfolio	485,346,725
Government Income Portfolio	4,904,138,704
High Yield Bond Portfolio	926,090,136
Jennison Portfolio	1,630,702,015
Natural Resources Portfolio	605,140,794
Small Capitalization Stock Portfolio	195,658,946
Stock Index Portfolio	391,257,978
Value Portfolio	1,174,243,315

B8

The Conservative Balanced, Diversified Bond, Flexible Managed and Government Income Portfolios’ written options activity for the year ended December 31, 2007 were as follows:

Conservative Balanced Portfolio
	Contracts	Premiums
Balance as of December 31, 2006	—	$—
Options written	365	100,360
Options terminated in closing purchase transactions	(115)	(60,375)
Options expired	(250)	(39,985)

Balance as of December 31, 2007	—	$—

Diversified Bond Portfolio
	Contracts	Premiums
Balance as of December 31, 2006	—	$—
Options written	932	316,838
Options terminated in closing purchase transactions	(314)	(204,566)
Options expired	(618)	(112,272)

Balance as of December 31, 2007	—	$—

Flexible Managed Portfolio
	Contracts	Premiums
Balance as of December 31, 2006	—	$—
Options written	380	104,326
Options terminated in closing purchase transactions	(120)	(62,742)
Options expired	(260)	(41,584)

Balance as of December 31, 2007	—	$—

Government Income Portfolio
	Contracts	Premiums
Balance as of December 31, 2006	—	$—
Options written	324	114,824
Options terminated in closing purchase transactions	(97)	(63,357)
Options expired	(227)	(51,467)

Balance as of December 31, 2007	—	$—

Note 6:	Tax Information

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. After January 2, 2006, the Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

B9

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2007, the Equity, Jennison, Natural Resources and Value Portfolios have Class II shares outstanding.

Transactions in shares of beneficial interest of the Equity, Jennison, Natural Resources and Value Portfolios were as follows:

Equity Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	1,031,862	$29,740,507
Series shares issued in reinvestment of distributions	1,691,265	49,976,890
Series shares repurchased	(14,024,490)	(407,692,362)

Net increase (decrease) in shares outstanding	(11,301,363)	$(327,974,965)

Year ended December 31, 2006:
Series shares sold	2,168,346	$55,202,137
Series shares issued in reinvestment of distributions	1,669,920	46,000,931
Series shares repurchased	(17,323,133)	(442,264,123)

Net increase (decrease) in shares outstanding	(13,484,867)	$(341,061,055)

Class II
Year ended December 31, 2007:
Series shares sold	2,870	$85,699
Series shares issued in reinvestment of distributions	322	9,549
Series shares repurchased	(29,757)	(885,730)

Net increase (decrease) in shares outstanding	(26,565)	$(790,482)

Year ended December 31, 2006:
Series shares sold	50,883	$1,337,701
Series shares issued in reinvestment of distributions	409	11,345
Series shares repurchased	(65,345)	(1,667,596)

Net increase (decrease) in shares outstanding	(14,053)	$(318,550)

B10

Jennison Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	3,875,996	$87,806,461
Series shares issued in reinvestment of distributions	259,312	6,070,485
Series shares repurchased	(13,447,590)	(300,176,044)

Net increase (decrease) in shares outstanding	(9,312,282)	$(206,299,098)

Year ended December 31, 2006:
Series shares sold	5,774,164	$118,209,162
Series shares issued in reinvestment of distributions	286,560	6,106,593
Series shares repurchased	(18,119,531)	(366,233,433)

Net increase (decrease) in shares outstanding	(12,058,807)	$(241,917,678)

Class II
Year ended December 31, 2007:
Series shares sold	157,366	$3,468,229
Series shares repurchased	(155,537)	(3,412,828)

Net increase (decrease) in shares outstanding	1,829	$55,401

Year ended December 31, 2006:
Series shares sold	238,412	$4,808,102
Series shares repurchased	(186,882)	(3,786,433)

Net increase (decrease) in shares outstanding	51,530	$1,021,669

Natural Resources Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	1,540,804	$90,988,390
Series shares issued in reinvestment of distributions	5,021,348	269,445,554
Series shares repurchased	(3,014,255)	(159,841,129)

Net increase (decrease) in shares outstanding	3,547,897	$200,592,815

Year ended December 31, 2006:
Series shares sold	1,747,285	$77,626,709
Series shares issued in reinvestment of distributions	4,813,923	195,926,670
Series shares repurchased	(2,797,966)	(123,046,940)

Net increase (decrease) in shares outstanding	3,763,242	$150,506,439

Class II
Year ended December 31, 2007:
Series shares sold	545,786	$30,006,805
Series shares issued in reinvestment of distributions	142,454	7,597,067
Series shares repurchased	(202,397)	(11,381,740)

Net increase (decrease) in shares outstanding	485,843	$26,222,132

Year ended December 31, 2006:
Series shares sold	442,720	$20,436,170
Series shares issued in reinvestment of distributions	52,878	2,153,216
Series shares repurchased	(235,987)	(10,229,161)

Net increase (decrease) in shares outstanding	259,611	$12,360,225

B11

Value Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	1,095,975	$29,415,525
Series shares issued in reinvestment of distributions	10,415,705	242,165,135
Series shares repurchased	(9,054,986)	(246,234,280)

Net increase (decrease) in shares outstanding	2,456,694	$25,346,380

Year ended December 31, 2006:
Series shares sold	3,460,122	$83,754,259
Series shares issued in reinvestment of distributions	3,730,095	90,953,391
Series shares repurchased	(8,052,454)	(194,820,384)

Net increase (decrease) in shares outstanding	(862,237)	$(20,112,734)

Class II
Year ended December 31, 2007:
Series shares sold	5,362	$150,641
Series shares issued in reinvestment of distributions	16,034	373,906
Series shares repurchased	(28,317)	(747,087)

Net increase (decrease) in shares outstanding	(6,921)	$(222,540)

Year ended December 31, 2006:
Series shares sold	10,389	$253,819
Series shares issued in reinvestment of distributions	5,789	140,456
Series shares repurchased	(29,769)	(723,580)

Net increase (decrease) in shares outstanding	(13,591)	$(329,305)

Note 8:	Borrowings

The Series Fund (excluding the Money Market Portfolio), along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2007. The average balance outstanding is for the number of days the Portfolio had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates	Amount Outstanding at December 31, 2007
High Yield Bond Portfolio	$7,540,000	2	4.92%	—
Jennison Portfolio	2,120,667	24	5.21	1,696,000
Natural Resources Portfolio	2,219,552	29	5.67	—
Value Portfolio	769,850	20	5.52	—

Note 9:	Ownership and Affiliates

As of December 31, 2007, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B12

Note 10:	New Accounting Pronouncements

On September 20, 2006, the Financial Accounting Standard Board (“FASB”) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B13

Financial Highlights

	Conservative Balanced Portfolio
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.21	$15.09	$15.10	$14.34	$12.43

Income From Investment Operations:
Net investment income	.50	.48	.38	.34	.28
Net realized and unrealized gain on investments	.49	1.06	.11	.78	1.99

Total from investment operations	.99	1.54	.49	1.12	2.27

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.35)	(.28)	(.36)
Distributions from net realized gains	—	—	(.15)	(.08)	—
Distributions	(.51)	(.42)	—	—	—

Total dividends and distributions	(.51)	(.42)	(.50)	(.36)	(.36)

Net Asset Value, end of year	$16.69	$16.21	$15.09	$15.10	$14.34

Total Return(a)	6.12%	10.44%	3.43%	8.04%	18.77%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,721.9	$2,770.6	$2,749.8	$2,893.6	$2,895.0
Ratios to average net assets(b):
Expenses	.59%	.57%	.58%	.59%	.58%
Net investment income	2.95%	2.97%	2.45%	2.27%	2.02%
Portfolio turnover rate	178%	114%	110%	153%	248%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.
(c)	Calculated based upon average shares outstanding during the year.

	Diversified Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.85	$10.96	$11.28	$11.17	$10.82

Income From Investment Operations:
Net investment income	.58	.57	.55	.52	.45
Net realized and unrealized gain (loss) on investments	.02	(.05)	(.20)	.09	.35

Total from investment operations	.60	.52	.35	.61	.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.59)	(.50)	(.45)
Distributions from net realized gains	—	—	(.08)	—	—
Distributions	(.55)	(.63)	—	—	—

Total dividends and distributions	(.55)	(.63)	(.67)	(.50)	(.45)

Net Asset Value, end of year	$10.90	$10.85	$10.96	$11.28	$11.17

Total Return(a)	5.71%	4.98%	3.28%	5.59%	7.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,218.3	$1,150.4	$1,230.6	$1,283.7	$1,418.0
Ratios to average net assets(b):
Expenses	.44%	.45%	.45%	.45%	.44%
Net investment income	5.39%	5.18%	4.81%	4.57%	4.02%
Portfolio turnover rate	476%	393%	278%	382%	706%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Equity Portfolio Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.45	$24.64	$22.31	$20.55	$15.75

Income From Investment Operations:
Net investment income	.35	.30	.24	.28	.17
Net realized and unrealized gain on investments	2.21	2.80	2.32	1.75	4.81

Total from investment operations	2.56	3.10	2.56	2.03	4.98

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.23)	(.27)	(.18)
Distributions	(.34)	(.29)	—	—	—

Total dividends and distributions	(.34)	(.29)	(.23)	(.27)	(.18)

Net Asset Value, end of year	$29.67	$27.45	$24.64	$22.31	$20.55

Total Return(a)	9.32%	12.57%	11.47%	9.93%	31.65%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$4,423.9	$4,402.7	$4,283.9	$4,135.7	$4,012.3
Ratios to average net asset(b):
Expenses	.47%	.47%	.47%	.48%	.49%
Net investment income	1.16%	1.10%	1.01%	1.29%	.96%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Equity Portfolio Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$27.52	$24.69	$22.34	$20.58	$15.76

Income From Investment Operations:
Net investment income	.28	.19	.12	.20	.08
Net realized and unrealized gain on investments	2.20	2.80	2.35	1.74	4.83

Total from investment operations	2.48	2.99	2.47	1.94	4.91

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.12)	(.18)	(.09)
Distributions	(.19)	(.16)	—	—	—

Total dividends and distributions	(.19)	(.16)	(.12)	(.18)	(.09)

Net Asset Value, end of year	$29.81	$27.52	$24.69	$22.34	$20.58

Total Return(a)	8.91%	12.13%	11.04%	9.51%	31.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1.3	$1.9	$2.1	$1.1	$0.8
Ratios to average net asset(b):
Expenses	.87%	.87%	.87%	.88%	.89%
Net investment income	.74%	.71%	.64%	.91%	.54%
Portfolio turnover rate	57%	60%	77%	50%	54%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	Flexible Managed Portfolio
	Year Ended December 31,
	2007	2006	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$18.36	$16.92	$16.58	$15.19	$12.55

Income From Investment Operations:
Net investment income	.50	.44	.32	.29	.22
Net realized and unrealized gain on investments	.65	1.59	.34	1.32	2.70

Total from investment operations	1.15	2.03	.66	1.61	2.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.32)	(.22)	(.28)
Distributions	(1.21)	(.59)	—	—	—

Total dividends and distributions	(1.21)	(.59)	(.32)	(.22)	(.28)

Net Asset Value, end of year	$18.30	$18.36	$16.92	$16.58	$15.19

Total Return(a)	6.30%	12.17%	4.16%	10.74%	23.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,716.3	$3,723.6	$3,543.9	$3,883.5	$3,693.6
Ratios to average net asset(c):
Expenses	.63%	.62%	.63%	.62%	.62%
Net investment income	2.53%	2.48%	1.95%	1.83%	1.55%
Portfolio turnover rate	212%	153%	126%	150%	204%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	Global Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$22.53	$18.96	$16.43	$15.14	$11.35

Income From Investment Operations:
Net investment income	.36	.26	.13	.11	.10
Net realized and unrealized gain on investments	2.00	3.44	2.50	1.33	3.74

Total from investment operations	2.36	3.70	2.63	1.44	3.84

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.15)	(.05)
Distributions	(.27)	(.13)	—	—	—

Total dividends and distributions	(.27)	(.13)	(.10)	(.15)	(.05)

Net Asset Value, end of year	$24.62	$22.53	$18.96	$16.43	$15.14

Total Return(a)	10.48%	19.65%	16.06%	9.59%	34.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$985.0	$932.9	$814.1	$691.1	$665.6
Ratios to average net asset(b):
Expenses	.81%	.84%	.82%	.84%	.87%
Net investment income	1.43%	1.24%	.77%	.67%	.78%
Portfolio turnover rate	48%	50%	155%	128%	88%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	Government Income Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.26	$11.40	$11.65	$11.92	$12.50

Income From Investment Operations:
Net investment income	.53	.54	.49	.49	.46
Net realized and unrealized gain (loss) on investments	.10	(.13)	(.20)	(.13)	(.15)

Total from investment operations	.63	.41	.29	.36	.31

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.54)	(.44)	(.46)
Distributions from net realized gains	—	—	—	(.19)	(.43)
Distributions	(.51)	(.55)	—	—	—

Total dividends and distributions	(.51)	(.55)	(.54)	(.63)	(.89)

Net Asset Value, end of year	$11.38	$11.26	$11.40	$11.65	$11.92

Total Return(a)	5.70%	3.74%	2.51%	3.12%	2.46%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$340.3	$354.3	$378.2	$420.2	$461.5
Ratios to average net asset(b):
Expenses	.52%	.50%	.47%	.47%	.46%
Net investment income	4.62%	4.75%	4.16%	4.07%	3.76%
Portfolio turnover rate	2377%	734%	507%	617%	695%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absense of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	High Yield Bond Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$5.33	$5.23	$5.42	$5.29	$4.59

Income From Investment Operations:
Net investment income	.40	.39	.38	.39	.41
Net realized and unrealized gain (loss) on investments	(.26)	.13	(.20)	.13	.71

Total from investment operations	.14	.52	.18	.52	1.12

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.37)	(.39)	(.42)
Distributions	(.38)	(.42)	—	—	—

Total dividends and distributions	(.38)	(.42)	(.37)	(.39)	(.42)

Net Asset Value, end of year	$5.09	$5.33	$5.23	$5.42	$5.29

Total Return(a)	2.62%	10.25%	3.41%	10.30%	25.04%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,674.0	$1,721.1	$1,635.7	$1,595.7	$1,466.7
Ratios to average net asset(b):
Expenses	.58%	.58%	.58%	.59%	.60%
Net investment income	7.49%	7.39%	7.14%	7.42%	8.11%
Portfolio turnover rate	58%	49%	56%	65%	93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	Jennison Portfolio
	Class I
	Year Ended December 31,
	2007	2006(b)	2005(b)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$21.07	$20.76	$18.14	$16.62	$12.79

Income From Investment Operations:
Net investment income	.10	.06	.02	.08	.04
Net realized and unrealized gain on investments	2.43	.31	2.62	1.52	3.83

Total from investment operations	2.53	.37	2.64	1.60	3.87

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	(.08)	(.04)
Distributions	(.07)	(.06)	—	—	—

Total dividends and distributions	(.07)	(.06)	(.02)	(.08)	(.04)

Net Asset Value, end of year	$23.53	$21.07	$20.76	$18.14	$16.62

Total Return(a)	12.00%	1.79%	14.55%	9.63%	30.25%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,100.5	$2,077.3	$2,297.0	$2,044.1	$1,772.4
Ratios to average net asset(c):
Expenses	.62%	.63%	.63%	.64%	.64%
Net investment income	.42%	.29%	.10%	.50%	.28%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Calculated based upon average shares outstanding during the year.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison Portfolio
	Class II
	Year Ended December 31,
	2007	2006(c)	2005(c)	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$20.77	$20.49	$17.97	$16.46	$12.70

Income From Investment Operations:
Net investment income (loss)	— (b)	(.02)	(.05)	.02	(.01)
Net realized and unrealized gain on investments	2.40	.30	2.57	1.50	3.77

Total from investment operations	2.40	.28	2.52	1.52	3.76

Less Dividends:
Dividends from net investment income	—	—	—	(.01)	—

Net Asset Value, end of year	$23.17	$20.77	$20.49	$17.97	$16.46

Total Return(a)	11.56%	1.37%	14.02%	9.22%	29.61%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$21.9	$19.6	$18.2	$84.9	$74.3
Ratios to average net asset(d):
Expenses	1.02%	1.03%	1.03%	1.04%	1.04%
Net investment income (loss)	.02%	(.12)%	(.27)%	.11%	(.13)%
Portfolio turnover rate	69%	67%	57%	74%	69%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Calculated based upon average shares outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	Money Market Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.00	$10.00	$10.00	$10.00	$10.00

Income From Investment Operations:
Net investment income and realized gains	.49	.46	.28	.10	.08
Dividends and distributions	—	—	(.28)	(.10)	(.08)
Distributions	(.49)	(.46)	—	—	—

Net Asset Value, end of year	$10.00	$10.00	$10.00	$10.00	$10.00

Total Return(a)	5.06%	4.74%	2.85%	1.01%	.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,289.9	$1,060.5	$851.9	$885.4	$933.7
Ratios to average net assets:
Expenses	.43%	.43%	.45%	.45%	.44%
Net investment income	4.94%	4.68%	2.86%	1.01%	.84%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absense of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

	Natural Resources Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006(a)	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$45.67	$45.46	$31.88	$27.49	$22.35

Income From Investment Operations:
Net investment income	.43	.35	.33	.19	.25
Net realized and unrealized gain on investments	21.09	8.65	16.27	6.28	7.38

Total from investment operations	21.52	9.00	16.60	6.47	7.63

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	(1.00)	(.98)
Distributions from net realized gains	—	—	(3.02)	(1.08)	(1.51)
Distributions	(10.91)	(8.79)	—	—	—

Total dividends and distributions	(10.91)	(8.79)	(3.02)	(2.08)	(2.49)

Net Asset Value, end of year	$56.28	$45.67	$45.46	$31.88	$27.49

Total Return(c)	48.30%	22.20%	55.91%	25.17%	39.00%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,669.9	$1,193.0	$1,016.3	$622.6	$498.7
Ratios to average net assets(d):
Expenses	.48%	.49%	.49%	.51%	.51%
Net investment income	.80%	.78%	.66%	.49%	.80%
Portfolio turnover rate	39%	58%	59%	24%	24%

(a)	Calculated based upon average shares outstanding during the year.

(b)	Amount is less than $0.01 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	Natural Resources Portfolio
	Class II
	Year Ended December 31,		April 28, 2005(b) through December 31, 2005
	2007(a)	2006(a)
Per Share Operating Performance:
Net Asset Value, beginning of period	$45.55	$45.32	$30.10

Income From Investment Operations:
Net investment income	.28	.18	.05
Net realized and unrealized gain on investments	20.92	8.64	15.17

Total from investment operations	21.20	8.82	15.22

Less Distributions:	—	—	—
Distributions	(10.83)	(8.59)	—

Total dividends and distributions	(10.83)	(8.59)	—

Net Asset Value, end of period	$55.92	$45.55	$45.32

Total Return(c)	47.70%	21.72%	50.56	%(e)
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$47.9	$16.9	$5.1
Ratios to average net assets(f):
Expenses	.88%	.89%	.89	%(d)
Net investment income	.51%	.40%	.33	%(d)
Portfolio turnover rate	39%	58%	59	%(e)

(a)	Calculated based upon average shares outstanding during the year.

(b)	Commencement of offering of Class II shares.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown, Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Annualized.

(e)	Not Annualized.

(f)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Small Capitalization Stock Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$23.29	$21.38	$21.33	$17.64	$12.91

Income (Loss) From Investment Operations:
Net investment income	.21	.14	.13	.12	.07
Net realized and unrealized gain (loss) on investments	(.36)	2.95	1.30	3.75	4.82

Total from investment operations	(.15)	3.09	1.43	3.87	4.89

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.13)	(.11)	(.07)
Distributions from net realized gains	—	—	(1.25)	(.07)	(.09)
Distributions	(1.83)	(1.18)	—	—	—

Total dividends and distributions	(1.83)	(1.18)	(1.38)	(.18)	(.16)

Net Asset Value, end of year	$21.31	$23.29	$21.38	$21.33	$17.64

Total Return(a)	(.53)%	14.67%	7.26%	22.04%	38.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$699.6	$777.1	$738.3	$743.2	$619.9
Ratios to average net assets(b):
Expenses	.46%	.45%	.46%	.47%	.48%
Net investment income	.86%	.59%	.62%	.62%	.47%
Portfolio turnover rate	16%	12%	16%	18%	15%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	Stock Index Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$35.64	$31.41	$31.29	$29.29	$24.09

Income From Investment Operations:
Net investment income	.68	.56	.48	.50	.36
Net realized and unrealized gain on investments	1.14	4.31	.88	2.50	6.14

Total from investment operations	1.82	4.87	1.36	3.00	6.50

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.47)	(.49)	(.37)
Distributions from net realized gains	—	—	(.77)	(.51)	(.93)
Distributions	(.62)	(.64)	—	—	—

Total dividends and distributions	(.62)	(.64)	(1.24)	(1.00)	(1.30)

Net Asset Value, end of year	$36.84	$35.64	$31.41	$31.29	$29.29

Total Return(a)	5.10%	15.54%	4.54%	10.45%	28.18%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$3,122.4	$3,306.4	$3,212.7	$3,094.7	$2,940.9
Ratios to average net assets(b):
Expenses	.37%	.37%	.38%	.38%	.37%
Net investment income	1.73%	1.61%	1.52%	1.64%	1.42%
Portfolio turnover rate	3%	3%	7%	3%	2%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Value Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.21	$22.95	$19.93	$17.36	$13.75

Income From Investment Operations:
Net investment income	.39	.36	.29	.28	.23
Net realized and unrealized gain on investments	.42	4.11	3.03	2.55	3.62

Total from investment operations	.81	4.47	3.32	2.83	3.85

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.30)	(.26)	(.24)
Distributions	(3.58)	(1.21)	—	—	—
Tax return of capital distributions	—	—	—	—	— (a)

Total dividends and distributions	(3.58)	(1.21)	(.30)	(.26)	(.24)

Net Asset Value, end of year	$23.44	$26.21	$22.95	$19.93	$17.36

Total Return(b)	3.19%	19.94%	16.66%	16.31%	28.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,824.9	$1,975.7	$1,750.1	$1,595.6	$1,456.1
Ratios to average net assets(c):
Expenses	.43%	.43%	.43%	.44%	.44%
Net investment income	1.35%	1.45%	1.35%	1.48%	1.49%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Less than $.005 per share.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	Value Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003(a)
Per Share Operating Performance:
Net Asset Value, beginning of year	$26.26	$22.98	$19.94	$17.37	$13.75

Income From Investment Operations:
Net investment income	.29	.27	.21	.20	.16
Net realized and unrealized gain on investments	.42	4.11	3.01	2.55	3.62

Total from investment operations	.71	4.38	3.22	2.75	3.78

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.18)	(.18)	(.16)
Distributions	(3.46)	(1.10)	—	—	—
Tax return of capital distributions	—	—	—	—	— (b)

Total dividends and distributions	(3.46)	(1.10)	(.18)	(.18)	(.16)

Net Asset Value, end of year	$23.51	$26.26	$22.98	$19.94	$17.37

Total Return(c)	2.82%	19.43%	16.21%	15.83%	27.63%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2.7	$3.2	$3.1	$3.0	$2.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.84%	.84%
Net investment income	.96%	1.04%	.95%	1.08%	1.10%
Portfolio turnover rate	52%	49%	56%	52%	72%

(a)	Calculated based upon weighted average shares outstanding during the year.

(b)	Less than $.005 per share.

(c)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total investment returns for periods of less than one full year are not annualized. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Report Of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Conservative Balanced Portfolio, Diversified Bond Portfolio, Equity Portfolio, Flexible Managed Portfolio, Global Portfolio, Government Income Portfolio, High Yield Bond Portfolio, Jennison Portfolio, Money Market Portfolio, Natural Resources Portfolio, Small Capitalization Stock Portfolio, Stock Index Portfolio and Value Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by another independent registered public accounting firm, whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 19, 2008

D1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (74)	Trustee, Since 1983	87	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (69)	Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (70)	Independent Vice Chair since 2004 and Trustee, Since 1983	87	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (66)	Independent Chair and Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (57)	Trustee, Since 2003	86	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (68)	Trustee, Since 2003	86	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired (June 2000) Tax Partner of KPMG, LLP.

F. Don Schwartz (72)	Trustee, Since 2003	86	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

E1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (50)	President since 2002 and Trustee Since 1999	86	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

*Robert F. Gunia (61)	Vice President and Trustee Since 2001	149	Vice President and Director (since May 1989); Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Kathryn L. Quirk (55)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Timothy J. Knierim (49)	Chief Compliance Officer Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

E2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Valerie M. Simpson (49)	Deputy Chief Compliance Officer Since 2007	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

M. Sadiq Peshimam (44)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49)	Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (51)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew R. French (45)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

E3

The Prudential Series Fund

Approval of Advisory Agreements

At meetings of the Board held on September 12-13, 2007, the Trustees, including the Independent Trustees, unanimously approved the recommendations by Prudential Investments LLC (PI) to appoint Marsico Capital Management LLC (“Marsico”) as a subadviser with respect to the Global Portfolio and the SP International Growth Portfolio (each, a Portfolio, and collectively, the Portfolios) and to approve new subadvisory agreements between PI and Marsico (the “Subadvisory Agreements”).

The Board considered that, on June 14, 2007, Marsico and Bank of America Corporation (BAC) announced they had signed a definitive agreement by which Marsico would acquire ownership of the firm from BAC (the Transaction). The Transaction was completed on December 14, 2007, at which time Marsico began operating as an independent entity under the leadership of Thomas F. Marsico. The Board also considered that, although there were no changes in the Marsico portfolio management teams as a result of the Transaction, each Portfolio’s prior subadvisory agreement with Marsico would be automatically terminated as a result of a change in control.

Board Consideration of Subadvisory Agreement:

The Board of Trustees considered whether the approval of the Subadvisory Agreements with Marsico was in the best interests of each Portfolio and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received presentations from PI. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Marsico as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services to be provided to each Portfolio by Marsico under the Subadvisory Agreements, namely, that Marsico would provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Portfolio under the prior subadvisory agreement with Marsico were identical in all material respects to those to be provided by Marsico under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team, which was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of each Portfolio, and the Board was provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Portfolio by Marsico under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the Subadvisory Agreements should equal the quality of similar services provided by Marsico under the prior subadvisory agreements.

Performance of Marsico. The Board noted that at its June 2007 meetings, it had reviewed the performance of each of the Portfolios subadvised by Marsico in connection with its annual consideration of the renewal of the Portfolios’ subadvisory agreements. As part of that review, the Board reviewed the performance record of each Portfolio, and at that time reached the following conclusions:

•

With respect to the SP International Growth Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in late 2006, and that in light of Marsico’s limited performance record, it was reasonable to approve Marsico’s subadvisory agreement.

•

With respect to the Global Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in December 2005, and that in light of the limited performance history, it was reasonable to approve Marsico’s subadvisory agreement.

Investment Subadvisory Fee Rate. The Board also considered, among other things, that the proposed fee rates payable under the Subadvisory Agreements are identical to the fee rates payable under the prior subadvisory agreement. The Board noted that it had recently reviewed the fee rates paid to Marsico in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable. The Board concluded that Marsico’s proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability. In connection with its recent annual review of advisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Marsico, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Marsico included its ability to use soft dollar credits, brokerage commissions received by affiliates of Marsico, potential access to additional research resources, larger assets under management and benefits to the reputation, which were consistent with those generally derived by subadvisers to mutual funds.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2007 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2008. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock”, the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

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Prudential

IFS-A114446    PSF-AR-A    Ed. 02/2008

ANNUAL REPORT

DECEMBER 31, 2007

The Prudential Series Fund

■	SP Aggressive Growth Asset Allocation Portfolio

■	SP AIM Core Equity Portfolio

■	SP Balanced Asset Allocation Portfolio

■	SP Conservative Asset Allocation Portfolio

■	SP Davis Value Portfolio

■	SP Growth Asset Allocation Portfolio

■	SP International Growth Portfolio

■	SP International Value Portfolio

■	SP Large Cap Value Portfolio

■	SP Mid Cap Growth Portfolio

■	SP PIMCO High Yield Portfolio

■	SP PIMCO Total Return Portfolio

■	SP Prudential U.S. Emerging Growth Portfolio

■	SP Small Cap Growth Portfolio

■	SP Small Cap Value Portfolio

■	SP Strategic Partners Focused Growth Portfolio

■	SP T. Rowe Price Large Cap Growth Portfolio

Please note that inside are Prospectus supplements dated October 26, November 27, and November 29, 2007, and February 4, 2008. These documents are separate from and not a part of the annual report.

IFS-A114669

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contain information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-ends on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling 888-778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Glossary of Benchmark Definitions

December 31, 2007

Aggressive Growth Asset Allocation Custom Blended Index (GD) consists of Russell 3000 Index (80%), and MSCI EAFE Index (GD) (20%).

Balanced Asset Allocation Custom Blended Index (GD) consists of Russell 3000 Index (48%), Lehman Brothers U.S. Aggregate Bond Index (40%) and MSCI EAFE Index (GD) (12%).

Conservative Asset Allocation Custom Blended Index (GD) consists of Russell 3000 Index (32%), Lehman Brothers U.S. Aggregate Bond Index (60%) and MSCI EAFE Index (GD) (8%).

Growth Asset Allocation Custom Blended Index (GD) consists of consists of Russell 3000 Index (64%), Lehman Brothers U.S. Aggregate Bond Index (20%) and MSCI EAFE Index (GD) (16%).

Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index comprised of more than 5,000 government and corporate bonds.

Lehman Brothers U.S. Corporate High Yield Index is an unmanaged index of fixed-rate, non-investment-grade debt securities with at least one year remaining to maturity. It gives a broad look at how high yield (“junk”) bonds have performed.

Lehman Brothers Government Bond Index is an unmanaged index comprised of securities issued or backed by the U.S. government, its agencies, and instrumentalities with a remaining maturity of 1 to 30 years.

Lehman Brothers Intermediate BB Corporate Bond Index is an unmanaged index comprised of various fixed income securities rated BB.

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products.

High Current Yield Funds Average

International Growth Funds Average

Intermediate Investment-Grade Debt Average

International Value Funds Average

Large-Cap Core Funds Average

Large-Cap Growth Funds Average

Large-Cap Value Funds Average

Mid-Cap Growth Funds Average

Mixed Asset Target Allocation Growth Funds Average

Mixed Asset Target Allocation Moderate Funds Avg.

Multi-Cap Core Funds Average

Multi-Cap Growth Funds Average

Multi-Cap Value Funds Average Small-Cap Core Funds Average Small-Cap Growth Funds Average Small-Cap Value Funds Average

Merrill Lynch U.S. High Yield Master II BB-B Rated Index is a broad high yield index including high yield bonds across the maturity spectrum, within the BB-B rated credit quality spectrum, included in the below-investment-grade universe.

MSCI EAFE Index (GD) — The Morgan Stanley Capital International Europe, Australasia, Far East Index is an unmanaged capitalization-weighted index generally accepted as a benchmark for major overseas markets. The GD versions does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

MSCI World Index (GD) — The Morgan Stanley Capital International World Index is an unmanaged capitalization weighted index which includes the equity markets of Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and United States. The GD does not reflect the impact of withholding taxes on reinvested dividends. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

Russell 1000 Growth Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Index is a market cap-weighted index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market.

Russell 1000 Value Index is a market cap-weighted index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Growth Index is a market cap-weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Growth Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2500 Index is a market cap-weighted index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

Russell 2500 Value Index is a market cap-weighted index that measures the performance of those Russell 2500TM companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000 Index Measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell Midcap Growth Index is a market cap-weighted index that measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Index is a market cap-weighted index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market.

S&P 500 Index is an unmanaged, market value-weighted index of 500 stocks generally representative of the broad stock market.

S&P MidCap 400 Index is a widely accepted, unmanaged total return index of 400 domestic stocks measuring the performance of the midsize company segment of the U.S. stock market.

S&P SmallCap 600 Index is an unmanaged index representing the aggregate market value of the common equity of 600 small-company stocks.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average. These returns are net of investment fees and fund expenses, but not product charges.

The Prudential Series Fund

Annual Report

December 31, 2007

■	LETTER TO CONTRACT OWNERS

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Schedule of Investments and Financial Statements

B1 Notes to Financial Statements

C1 Financial Highlights

D1 Report of Independent Registered Accounting Firm

E1 Management of the Prudential Series Fund

■	APPROVAL OF ADVISORY AGREEMENTS

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

Annual Report

December 31, 2007

■	DEAR CONTRACT OWNER

At Prudential, it is our goal to help our clients achieve and maintain financial success. We hope you find the Prudential Series Fund annual report both informative and useful.

We would also like to remind you about the benefits of diversifying your investment portfolio. In today’s volatile markets, diversification is key to protecting your investments. It helps position your investments when asset classes rotate in and out of favor, and is the best way to balance risk and return. In addition, diversification can help you meet your long-term investment goals although it does not assure against loss in declining markets.

Take the first step and contact your financial professional for help in creating a diversified investment portfolio. A comprehensive mix of assets that is evaluated periodically over time can help you maintain focus on your financial objectives.

Thank you for selecting our products. We value the opportunity to manage your investments as you plan for the future.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2008

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, SP Aggressive Growth Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Aggressive Growth Asset Allocation Portfolio	9.20%	16.00%	3.15%
S&P 500 Index	5.49	12.82	2.03
Aggressive Growth AA Custom Blended Index (GD)	6.44	15.31	3.65
Lipper (VIP) Multi Cap Core Funds Avg.	6.22	13.76	3.94

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Aggressive Growth Asset Allocation Portfolio had a total return that was above its Custom Index benchmark.

The Portfolio is the most aggressive of the four SP Asset Allocation Portfolios. It invests in shares of other Portfolios of the Prudential Series Fund and the Advanced Series Trust and attempts to outperform a blended benchmark consisting of 80% Russell 3000 Index (a measure of the broad U.S. equity market) and 20% MSCI EAFE Index (a measure of the broad developed-country international equity market). The Portfolio’s performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

From an asset allocation perspective, the Portfolio benefited from an overweight in non-U.S. equities relative to the benchmark. The MSCI EAFE Index outperformed the domestic equity market for the year. Developed countries around the world excluding Japan, Ireland, and Sweden finished in the black. Returns were positively impacted by a weakening U.S. dollar, which makes returns generated in foreign currencies more attractive when translated into greenbacks. The Portfolio’s domestic equity exposure emphasized growth over value stocks and this helped relative performance. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread. Value indexes were hurt by heavy exposure to financial stocks, which were beaten down in the wake of the subprime mortgage problems and the associated credit crunch that hit global markets hard in August and continued to plague world markets for the remainder of the year. The Portfolio’s emphasis on large capitalization versus small capitalization stocks also boosted relative performance. Large cap stocks benefited after risk-averse investors eschewed small cap stocks for larger companies with solid earnings growth and typically a more global footprint. An allocation to the PSF Natural Resources Portfolio was a positive as stocks within the natural resources sector benefited as the prices of energy and other commodities surged.

The performance of the individual constituents within the Portfolio was generally strong and seven out of the nine constituents matched or outperformed their respective style benchmarks. The largest contributors to relative returns were the SP International Growth Portfolio, SP International Value Portfolio, and the AST Marsico Capital Growth Portfolios.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP AIM Core Equity Portfolio

Subadvised by:  A I M Capital Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP AIM Core Equity Portfolio	7.82%	11.99%	-0.37%
S&P 500 Index	5.49	12.82	2.03
Russell 1000® Index	5.77	13.43	2.19
Lipper (VIP) Large Cap Core Avg.	5.78	12.19	1.83

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP AIM Core Equity Portfolio had a total return that was above its benchmark index and the average of its peer group.

The Portfolio’s manager prefers securities of companies that may have short-term firm-specific problems that have depressed their share price. AIM employs a bottom-up process in which management actively biases the Portfolio to sectors that offer compelling opportunities. Significant sector biases can be expected with the strategy, as exemplified by its underweight in financials. However, unfavorable exposures to these sectors can have a material impact on relative performance.

For the year, sector allocations helped the Portfolio’s relative performance. While the financial sector took a beating in the second half of the year due to the ripple effects of the mortgage crisis and the ensuing credit crunch, the Portfolio’s considerably large underexposure to financials benefited relative performance. The Portfolio’s overexposure to the thriving energy sector helped fuel positive returns as well. An underexposure to the consumer cyclicals sector and an overexposure to industrials further enhanced results. An underexposure to the strong performing utilities sector turned out to be the most significant detractor from relative performance.

The Portfolio’s underexposure to companies with high levels of debt turned out to be the most significant contribution from the perspective of risk factors. An underexposure to high yielding dividend stocks proved positive. The Portfolio’s holdings in companies with lower betas (a low beta means the stock is less volatile than the market) also helped. Conversely, an underexposure to momentum stocks (stocks with relative price strength) detracted for the year.

Stock selection in the industrials, healthcare and consumer non-cyclicals sectors detracted from relative performance. Conversely, assets held in the financials, consumer cyclicals and transportation sectors outperformed, but the overall impact of stock selection on relative performance was unfavorable for the year.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Balanced Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Balanced Asset Allocation Portfolio	9.35%	12.20%	5.29%
S&P 500 Index	5.49	12.82	2.03
Balanced AA Custom Blended Index (GD)	6.79	10.96	4.95
Lipper (VIP) Mixed Asset Target Allocation Growth Funds Avg.	6.78	10.68	4.23

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Balanced Asset Allocation Portfolio had a total return that was above its Custom Index benchmark.

The Portfolio is one of the four SP Asset Allocation Portfolios. It invests in shares of other Portfolios of the Prudential Series Fund and the Advanced Series Trust and attempts to outperform a blended benchmark consisting of 48% Russell 3000 Index (a measure of the broad U.S. equity market), 12% MSCI EAFE Index (a measure of the broad developed-country international equity market), and 40% Lehman Aggregate Bond (a measure of the US investment grade bond market). The Portfolio’s performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s underweight to bonds versus equities detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch and concerns of a possible recession mounted, the Federal Reserve lowered key interest rates three times between September and December. Investors fled to higher quality bonds, particularly Treasuries. The interest rate cuts and flight to quality contributed to investment grade bond performance and for the year investment grade outperformed high yield bonds. Within the Portfolio’s fixed income allocation, non-benchmark exposures to cash and high yield assets detracted from performance as both underperformed investment grade bonds. Some equity exposure contributed positively to relative performance. An overweight to non-U.S. equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index, aided by the decline of the U.S. dollar against major currencies. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited from an emphasis on growth versus value stocks and large-cap versus small-cap stocks. A modest allocation to the PSF Natural Resources Portfolio was also a positive. Stocks within the natural resources sector benefited after the prices of energy and other commodity prices advanced.

The performance of the individual constituents within the Portfolio was generally strong and nine out of the eleven constituents matched or outperformed their respective style benchmarks. The largest contributors to relative returns were SP PIMCO Total Return, SP International Growth Portfolio, SP International Value Portfolio, and the AST Marsico Capital Growth Portfolios.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Conservative Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Conservative Asset Allocation Portfolio	9.39%	9.81%	5.85%
S&P 500 Index	5.49	12.82	2.03
Conservative AA Custom Blended Index (GD)	6.89	8.79	5.46
Lipper (VIP) Mixed Asset Target Allocation Moderate Funds Avg.	6.14	9.78	4.65

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Conservative Asset Allocation Portfolio had a total return that was above its Custom Index benchmark.

The Portfolio is the most conservative of the four SP Asset Allocation Portfolios. It invests in shares of other Portfolios of the Prudential Series Fund and the Advanced Series Trust and attempts to outperform a blended benchmark consisting of 32% Russell 3000 Index (a measure of the broad U.S. equity market), 8% MSCI EAFE Index (a measure of the broad developed-country international equity market), and 60% Lehman Aggregate Bond (a measure of the US investment grade bond market). The Portfolio’s performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s underweight to bonds versus equities detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch and concerns of a possible recession mounted, the Federal Reserve lowered key interest rates three times between September and December. Investors fled to higher quality bonds, particularly Treasuries. The interest rate cuts and flight to quality contributed to investment grade bond performance and for the year investment grade outperformed high yield bonds. Within the Portfolio’s fixed income allocation, non-benchmark exposures to cash and high yield assets detracted from performance as both underperformed investment grade bonds. Some equity exposure contributed positively to relative performance. An overweight to non-U.S. equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index, aided by the decline of the U.S. dollar against major currencies. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited from an emphasis on growth versus value stocks and large-cap versus small-cap stocks. A modest allocation to the PSF Natural Resources Portfolio was also a positive. Stocks within the natural resources sector benefited after the prices of energy and other commodity prices advanced.

The performance of the individual constituents within the Portfolio was generally strong and nine out of the eleven constituents matched or outperformed their respective style benchmarks. The largest contributors to relative returns were SP PIMCO Total Return, SP International Growth Portfolio, SP International Value Portfolio, and the AST Marsico Capital Growth Portfolio.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Davis Value Portfolio

Subadvised by:  Davis Advisors

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Davis Value Portfolio	4.58%	13.92%	5.46%
S&P 500 Index	5.49	12.82	2.03
Russell 1000® Value Index	-0.17	14.63	7.02
Lipper (VIP) Multi-Cap Value Funds Avg.	-0.43	13.21	6.52
Lipper (VIP) Large-Cap Value Funds Avg.	1.69	12.95	6.02

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown, because the management of the portfolios included in the Large-Cap Value Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Davis Value Portfolio had a total return that was above the Russell 1000 Value Index, its benchmark and was above the average of its peer group.

The Portfolio manager, Davis, uses top-down analysis to select industries that it believes are likely to benefit from economic developments and a bottom-up stock selection process to identify good quality firms that can sustain their growth over full market cycles, but are currently out of favor. It looks at both a company’s intrinsic value and its value relative to similar companies. This approach gives it a distinct profile with greater representation in sectors, such as technology, that are normally considered growth sectors.

Stocks held during the year benefited the Portfolio’s relative performance. Holdings in the energy, consumer cyclicals, technology, and financials sectors contributed positively. Conversely, assets held in the consumer services, consumer non-cyclicals, and basic materials sectors detracted from relative results.

Overall, sector allocations detracted for the year. An overexposure to the consumer cyclicals sector, in addition to underweight positions in the utilities, telecom, and basic materials sectors were the largest detractors. Overweight positions in the consumer non-cyclicals and energy sectors contributed positively, as did an underexposure to the financials sector.

Risk exposures also enhanced relative performance. Davis’ underexposure to dividend yielding stocks helped performance. Additionally, the manager benefited from holding stocks in companies that held lower levels of debt during the year. Underexposure to heavily traded stocks also had a positive effect on relative performance. Relative to the Portfolio’s benchmark, an underexposure to value stocks also benefited, as growth outperformed value by a wide margin for the year.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Growth Asset Allocation Portfolio

Advised by:  Prudential Investments LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Growth Asset Allocation Portfolio	9.23%	14.33%	4.33%
S&P 500 Index	5.49	12.82	2.03
Growth AA Custom Blended Index (GD)	6.64	13.14	4.35
Lipper (VIP) Multi-Cap Core Avg.	6.22	13.76	3.94

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Growth Asset Allocation Portfolio had a total return that was above its Custom Index benchmark.

The Portfolio is one of the four SP Asset Allocation Portfolios. It invests in shares of other Portfolios of the Prudential Series Fund and the Advanced Series Trust and attempts to outperform a blended benchmark consisting of 64% Russell 3000 Index (a measure of the broad U.S. equity market), 16% MSCI EAFE Index (a measure of the broad developed-country international equity market), and 20% Lehman Aggregate Bond (a measure of the US investment grade bond market). The Portfolio’s performance relative to this target is determined by its overweights and underweights compared to the target in different asset classes and by the performance of the Portfolios selected to invest in these asset classes.

The Russell 3000 lagged the Lehman Aggregate Bond Index and the Portfolio’s underweight to bonds versus equities detracted from relative performance. After housing market problems escalated into a full-fledged credit crunch and concerns of a possible recession mounted, the Federal Reserve lowered key interest rates three times between September and December. Investors fled to higher quality bonds, particularly Treasuries. The interest rate cuts and flight to quality contributed to investment grade bond performance and for the year investment grade outperformed high yield bonds. Within the Portfolio’s fixed income allocation, non-benchmark exposures to cash and high yield assets detracted from performance as both underperformed investment grade bonds. Some equity exposure contributed positively to relative performance. An overweight to non-U.S. equities was rewarded as the MSCI EAFE outperformed the Russell 3000 Index, aided by the decline of the U.S. dollar against major currencies. Within the Russell family of indexes the growth style outperformed its respective value indexes across all market capitalizations by a double-digit spread and large capitalization stocks outperformed small caps. The Portfolio’s domestic equity exposure benefited from an emphasis on growth versus value stocks and large-cap versus small-cap stocks. A modest allocation to the PSF Natural Resources Portfolio was also a positive. Stocks within the natural resources sector benefited after the prices of energy and other commodity prices advanced.

The performance of the individual constituents within the Portfolio was generally strong and nine out of the eleven constituents matched or outperformed their respective style benchmarks. The largest contributors to relative returns were SP PIMCO Total Return, SP International Growth Portfolio, SP International Value Portfolio, and the AST Marsico Capital Growth Portfolios.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Growth Portfolio

Subadvised by:  William Blair & Company LLC, Marsico Capital Management

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP International Growth Portfolio: Class I	19.55%	22.33%	2.07%
SP International Growth Portfolio: Class II	19.12	21.83	1.96
MSCI EAFE® Index (GD)	11.63	22.08	8.07
Lipper (VIP) International Growth Funds Avg.	13.95	22.24	5.91

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 10/4/2000.

$10,000 INVESTED SINCE INCEPTION1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP International Growth Portfolio had a total return that was well above its benchmark indexes and the average of its peer group.

This traditional growth portfolio is currently made up of two portions, which are managed by William Blair and Marsico Capital Management. Blair manages approximately 70% of the Portfolio’s assets. Blair’s investment policies focus on a long-term approach to investing in quality growth companies that are well understood. Marsico employs an investment process that combines top-down macroeconomic analysis with bottom-up research when selecting international equities for the Portfolio.

The largest beneficial effect on the Portfolio involved its exposure to risk factors. During the second half of the year, the market took a turn that favored firms with large capitalizations. This trend picked up steam when a financial crisis tied to risky mortgages sent investors fleeing to shares of companies with consistent earnings growth. Subsequently, an underexposure to value-style equities, specifically stocks with lower price-to-book ratios (P/B), and an overexposure to stocks with price momentum (companies experiencing recent price strength) drove the Portfolio’s performance, as both managers held an overexposure to momentum stocks. Also, companies with lower P/B ratios underperformed those with higher P/B ratios.

Allocations to single countries played a positive role in enhancing returns. Specifically, the Portfolio’s positions in Canada and emerging markets countries such as China and Brazil (which are not in the MSCI EAFE Index) significantly helped performance. Also, an underweight position to Japan and an overweight position to Hong Kong proved positive for the year. While the Portfolio’s strategy primarily focuses on investments in developed economies (EAFE-based), the managers can invest in emerging markets, if potential opportunities arise.

Overall, the Portfolio gained from stock selection in all sectors, but the energy, financials and telecommunication services sectors contributed the most significant gains.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP International Value Portfolio

Subadvised by:  LSV Asset Management, Thornburg Investment Management Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP International Value Portfolio	18.08%	20.66%	6.36%
MSCI EAFE® Index (GD)	11.63	22.08	8.07
Lipper (VIP) International Value Funds Avg.	9.45	21.59	8.99

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP International Value Portfolio had a total return that was above its benchmark index and the average of its peer group.

LSV Asset Management and Thornburg Investment Management subadvised the Portfolio. LSV is a deep value manager that deploys a quantitative investment strategy based on research into value investing and studies of investor behavior. Thornburg is a relative value manager that has the flexibility to invest in companies typically held by both “value” and “growth” managers. Also, we would note that the strategy’s exposure to emerging markets stocks has generally been higher than that of many other international equity managers.

During the second half of the year, the market took a turn that favored firms with large capitalizations. This trend picked up steam when a financial crisis tied to risky mortgages sent investors fleeing to shares of companies with consistent earnings growth. Within the MSCI EAFE Index (the Index), value stocks underperformed growth stocks by the widest margin since the EAFE Value and Growth indices were created. With an overweight to companies with growth attributes, a larger market cap bias versus the benchmark, and holdings in strong performing emerging markets, the Thornburg portion of the Portfolio significantly outperformed the Index. The LSV portion posted a positive return, but ended the year lagging the Index. As the market shifted away from traditional value investments, LSV faced a more difficult challenge, since it typically invests more heavily in companies with smaller market capitalizations that have lower valuation multiples than companies in the Index.

Overall, the Portfolio benefited from exposure to non-benchmark countries, such as China, Canada, Israel, and Mexico. Also helping performance was an underweight position in the poor performing Japanese market and an overweight position in the strong performing Hong Kong market.

Specific sector allocations contributed positively but marginally to performance relative to the Index. The Portfolio benefited from an underweight position in financials and from overweight positions in the telecommunications and materials sectors. Detracting slightly from performance were underweight positions in industrials and a small overweight in healthcare.

Stock selection in the materials, information technology, and financials sectors contributed positively to the Portfolio’s performance relative to the benchmark.

From a country perspective, the Portfolio benefited the most from holdings in Japan, where positions handily exceeded the return of the Japanese market. Additionally, holdings in Germany and Hong Kong helped performance, while positions in companies in Switzerland and the United Kingdom detracted from relative performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Large Cap Value Portfolio

Subadvised by:  JP Morgan Asset Management, Hotchkis and Wiley Capital Management LLC, Dremen Value Management LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Large Cap Value Portfolio	-2.83%	12.88%	5.41%
Russell 1000® Index	5.77	13.43	2.19
Russell 1000® Value Index	-0.17	14.63	7.02
Lipper (VIP) Large-Cap Value Funds Avg.	1.69	12.95	6.02
Lipper (VIP) Multi-Cap Value Funds Avg.	-0.43	13.21	6.52

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Although Lipper classifies the Portfolio within the Multi-Cap Value Funds Average, the returns for the Large-Cap Value Funds Average are also shown because the management of the portfolios included in the Large-Cap Value Average is more consistent with the management of the Portfolio. Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® and 1000® Value Indexes are trademarks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Large-Cap Value Portfolio had a total return below its style-specific benchmark, the Russell 1000 Value Index, a broad measure of large capitalization value stocks.

The Portfolio is managed by three subadvisers whose investment strategies are blended together to form a core plus investment objective. JP Morgan Asset Management, Dreman Value Management, and Hotchkis and Wiley Capital Management, are responsible for 50%, 30%, and 20% of the Portfolio’s total assets, respectively. JP Morgan follows a relative value or “growthier” investment style, Dreman follows a deep value approach; and Hotchkis and Wiley adheres to a value-oriented style. The Portfolio is expected to generate strong relative returns in markets that favor traditional value fundamentals including low price-to-earnings ratios (P/E) and high dividend yields. However, the Portfolio is expected to trail its benchmark in market environments when investors are less price-sensitive and more interested in companies with the greatest growth prospects.

In a sharp reversal from the previous year, growth stocks outperformed value stocks in 2007. Within the Russell family of indexes, after seven years of leadership, value style indexes underperformed their respective growth style indexes across all market capitalizations by a significant double-digit spread. And within the large cap universe measured by the Russell 1000 Index, value stocks lagged growth stocks by almost 12 percentage points. The relatively poor performance of financial services stocks, which represent a large portion of each value index, was partly responsible for the reversal. The housing downturn and ensuing credit crisis disproportionately affected the near-term business prospects of bank stocks.

The Portfolio’s style attributes in aggregate had a negligible effect on relative performance. Underperformance was mostly attributable to security selection by all three subadvisers, particularly in the financials, energy, basic materials, commercial services and industrial sectors. The savings-and-loan behemoth, Washington Mutual (1.3%), home-builder Lennar Corporation (0.4%), and bond insurers Ambac Financial Group (0.2%) and MBIA (0.2%) were among the greatest detractors from return.

Security and industry positioning were modest performance headwinds and were attributable to the Dreman and JP Morgan subadvisers. The Portfolio’s underweight position in the banking industry benefited relative return. Overweight positions in the tobacco, energy reserves, and computer software industries also helped performance. However, the positive excess return was completely offset by the Portfolio’s overweights in the specialty retail, financial services, thrifts, and construction and real property industries.

The Portfolio’s conservative risk profile, mainly attributable to the Dreman segment, had a positive impact on relative performance. A restrained sensitivity to market movements combined with a two percent average cash position propped up performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Mid Cap Growth Portfolio

Subadvised by:  Neuberger Berman Management, Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Mid Cap Growth Portfolio	16.21%	14.97%	-2.48%
Russell Midcap™ Index	5.60	18.21	8.12
Russell Midcap Growth™ Index	11.43	17.90	0.18
Lipper (VIP) Mid-Cap Growth Funds Avg.	16.48	17.01	0.55
Lipper (VIP) Multi-Cap Growth Funds Avg.	12.70	15.06	-1.70

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Although Lipper classifies the Portfolio within the Multi-Cap Growth Funds Average, the returns for the Mid-Cap Growth Funds Average are also shown, because the management of the portfolios included in the Mid-Cap Growth Funds Average is more consistent with the management of the Portfolio. The Russell MidCap™ and MidCap Growth™ Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Mid Cap Growth Portfolio had a total return that was significantly above its benchmark index, the Russell Midcap Growth Index, and also above the average of its peer group.

Mid cap growth stocks enjoyed a banner year in 2007, significantly outperforming the broader domestic equity market as investors sought companies with stronger growth prospects. Historically mid caps have been perceived as having faster growth rates than large caps but more stable revenues than small cap stocks. In a sharp reversal from 2006, mid cap growth stocks also significantly outperformed mid cap value stocks. The Russell Midcap Value Index trailed its growth counterpart by almost 13 percentage points. The relatively poor performance of financial services stocks, which represent a large portion of the value indexes, was partly responsible for the growth style’s outperformance. Banks and other financial firms suffered huge losses related to subprime loans made to borrowers with poor credit. Gains in industries within the energy and technology sectors helped to offset weakness in industries hurt by the weakening housing and mortgage markets. Active managers generally benefited from being underweight in financials and by capitalizing on broader themes that drove market performance such as energy and technology.

Calamos Asset Management managed the Portfolio for most of 2007 with a top-down/bottom-up investment process that employs macroeconomic theme analysis to help set sector weights. An evaluation model focused on earnings sustainability and return on invested capital is used to select individual securities. On November 19, Neuberger Berman Asset Management took over as sub-adviser. Neuberger also uses a top-down/bottom-up process. The sub-advisor’s market outlook helps to determine active allocations at the sector, factor, and security levels. Bottom-up stock selection considers quantitative measures such as earnings, cash flow, and business fundamentals such as management quality and product/service line-up. A dividend discount model helps determine a stock’s relative valuation.

Most of the Portfolio’s 2007 performance was attributable to Calamos and much of the outperformance relative to the Index was attributable to style characteristics. Overexposure to stocks experiencing price strength and underexposures to stocks with high levels of debt and high dividend yields boosted relative returns. However, an overexposure to stocks with high price volatility detracted from relative results.

Overall stock selection was strong, particularly in the electronic equipment, semiconductors, and computer hardware industries of the technology sector. Stock-specific factors within technology, telecom, energy, consumer non-cyclicals, consumer services, and industrials sectors also helped performance. However, underperforming securities in the medical services and drug industries within the healthcare sector detracted from performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO High Yield Portfolio

Subadvised by:  Pacific Investment Management Company LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO High Yield Portfolio	3.80%	9.61%	7.39%
M-L U.S. High Yield Master II BB-B Rated Index	3.19	9.51	6.83
Lehman Intermediate BB Corp. Index	2.02	8.00	6.75
Lipper (VIP) High Current Yield Funds Avg.	2.56	9.62	5.61

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Portfolio had a total return that was above its benchmark index.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment grade bonds such as U.S. Treasury securities, which substantially outperformed high yield corporate bonds, commonly called “junk” bonds because they are rated below investment grade. Among high yield corporate bonds, returns varied widely across sectors and industries. For example, the home construction, building products, and finance sectors posted losses for the year, while aerospace/defense, energy, pharmaceuticals, healthcare, and chemicals posted gains.

Overall, PIMCO’s sector allocation strategy helped the Portfolio outperform its benchmark index. Compared to its benchmark, the Portfolio had underweight exposures to the finance and building products sectors, both of which performed poorly as noted. The former was pressured as prominent banks took multibillion dollar write-downs on securities linked to risky mortgages in the United States. The latter, which was led lower by poorly performing construction companies, was pressured by deteriorating conditions in the housing market. On a negative note, the Portfolio’s underweight exposure to the consumer non-cyclical sector detracted from its relative performance, as the sector outperformed the broader high yield market primarily driven by the strong performance of the pharmaceutical industry. Exposure to CCC-rated bonds, one of the lower ratings categories in the high yield market, was another negative for the Portfolio. Lower-rated high yield bonds underperformed the broader high yield market in the risk-averse investment environment.

PIMCO’s security selection in the energy sector worked well, particularly among bonds of pipeline companies, which outperformed the broader energy sector and helped the Portfolio outperform its benchmark.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP PIMCO Total Return Portfolio

Subadvised by:  Pacific Investment Management Company LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP PIMCO Total Return Portfolio	9.44%	5.30%	6.84%
Lehman Brothers U.S. Aggregate Bond Index	6.97	4.42	6.20
Lipper (VIP) Intermediate Investment Grade Debt Avg.	6.25	4.39	5.97

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the total return of the SP PIMCO Total Return Portfolio was above its benchmark index.

The Federal Reserve (the Fed) held monetary policy steady during the first half of the year, but it repeatedly cut short-term interest rates in the second half, as a meltdown in debt securities linked to risky mortgages escalated into a full-fledged credit crisis that threatened the U.S. economic expansion. Investors seeking refuge from turmoil in the financial markets favored highly rated investment-grade bonds such as U.S. Treasury securities, which performed better than riskier alternatives such as corporate bonds and mortgage-backed securities in 2007.

PIMCO’s interest-rate strategy had a positive impact on the Portfolio’s performance relative to the benchmark index. The Portfolio’s duration, a measure of its sensitivity to changes in interest rates, was above that of the benchmark. This exposed the Portfolio more fully to the impact of falling interest rates, which pushed bond prices higher, as bond prices move inversely to interest rates. The Portfolio emphasized shorter-term bonds, which performed well as the slope of the yield curve – a graph that depicts the relationship between yields on short- and long-term bonds – became steeper in response to the Fed’s rate cuts.

PIMCO’s sector allocation strategy had a mixed impact on the Portfolio. On the one hand, a substantial underweight exposure to corporate bonds compared to the benchmark benefited the Portfolio. As noted, corporate bonds underperformed Treasurys as the flight to quality emerged in response to the subprime mortgage crisis. On the other hand, an overweight exposure to mortgage-backed securities detracted from the Portfolio’s relative performance. Mortgage-backed securities underperformed Treasurys on a duration-adjusted basis as the difference between yields on mortgage-backed securities and Treasurys widened as volatility increased in the financial markets.

PIMCO’s foreign exchange strategy had a positive impact on the Portfolio. The U.S. dollar lost ground to many foreign currencies in 2007, as lower short-term rates and slower economic growth in the United States made it a less attractive currency to investors. The Portfolio benefited from its exposure to foreign currencies, particularly those of emerging market countries.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Prudential U.S. Emerging Growth Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Prudential U.S. Emerging Growth Portfolio: Class I	16.82%	21.06%	2.75%
SP Prudential U.S. Emerging Growth Portfolio: Class II	16.34	20.62	7.21
S&P Midcap 400 Index	7.98	16.20	7.86
Russell Midcap Growth™ Index	11.43	17.90	0.18
Lipper (VIP) Mid-Cap Growth Funds Avg.	16.48	17.01	0.55

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 7/9/2001.

$10,000 INVESTED SINCE INCEPTION1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell MidCap Growth™ Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Prudential US Emerging Growth Portfolio delivered a return that was above its benchmark, the Russell Midcap Growth Index.

The Portfolio follows a traditional growth approach, seeking to identify rapidly growing small- and mid-cap growth stocks. Security selection is based primarily on a company’s ability to generate above average earnings growth. The manager reviews company fundamentals including valuations, free cash flow, balance sheets, and qualitative considerations such as the quality and experience of management teams and their potential for generating rapid growth. Quantitative models help identify areas of the market that have momentum or are undervalued.

The 2007 market was generally favorable to the Portfolio’s investment strategies. The bifurcated market benefited active managers and the Lipper average of mid-cap growth funds outperformed the Russell Midcap Growth Index by more than five percentage points. Generally stocks associated with the crumbling housing and mortgage markets plummeted while companies with a global footprint advanced. Active managers benefited from underweights to the financial services sector and by capitalizing on broader themes that drove the market such as the outperformance of energy and technology stocks.

Within the Portfolio, sector allocations were the main driver of outperformance in 2007. An overweight to technology and energy and an underweight to financials and consumer cyclicals contributed positively to relative performance. Conversely, an underweight to utilities and an overweight to basic materials were the largest detractors.

From time to time certain risk characteristics of the Portfolio may benefit or detract from relative performance. These characteristics are not “drivers” of performance but are rather by-products of the manager’s investment philosophy and process. In 2007 such exposures were generally favorable. The Portfolio’s avoidance of stocks that were heavily traded and those with higher dividend yields helped results. Conversely an overexposure to value stocks and underexposure to stocks exhibiting price momentum detracted from relative returns. Stocks with rapidly rising prices sometimes outperform during periods when the economy is showing signs of slowing.

Certain holdings also affected relative returns. Positions within the energy sector aided returns, particularly the shares of an international manufacturer of oil and gas equipment for drilling, which advanced throughout the year. High energy prices are encouraging companies to search for oil in hard-to-reach places, such as deeper waters. Holdings in the wireless telecommunications industry were a significant drag, most notably a Latin American wireless provider with a primarily business customer base.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Growth Portfolio

Subadvised by:  Eagle Asset Management, Neuberger Berman Management Inc.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Growth Portfolio	6.37%	10.33%	-3.17%
Russell 2000® Index	-1.57	16.25	6.79
Russell 2000® Growth Index	7.05	16.50	1.12
Lipper (VIP) Small-Cap Growth Funds Avg.	9.06	15.62	0.86

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2000® and Russell 2000® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Small-Cap Growth Portfolio had a total return that slightly outperformed the Russell 2000 Growth Index benchmark.

The Portfolio is co-managed by Neuberger Berman and Eagle Asset Management. Neuberger Berman seeks small, undervalued but growing companies and attempts to hold them until they are valued correctly by the market. A core tenet of their strategy is to minimize downside risk. Eagle’s traditional growth approach emphasizes companies with rapid growth characteristics, including an accelerating, but sustainable earnings growth rate, a positive catalyst, a high or expanding return on equity, and sound management practices.

Performance for the year was in-line with the benchmark. The portion of the Portfolio managed by Eagle Asset Management outperformed, while the portion managed by Neuberger Berman underperformed. In 2007, no single factor contributed more than any other to relative performance.

Stock selection was marginally positive for the year. The Portfolio did well within the industrials, consumer cyclicals, and basic materials sectors. From an industry standpoint, positions in chemicals, consumer durables, and construction & real property benefited the Portfolio’s return. Holdings in the Internet, oil services, and apparel & textile industries exhibited some relative weakness.

As it has in the past, the Neuberger Berman portion maintained a lower beta than the Russell 2000 Growth Index, meaning that its holdings tend to move in the same direction as the Index, but with somewhat less volatility. Along with other risk-factor exposure, this helped the Portfolio weather a turbulent year, considering the market storms that affected stocks, most notably in February, June, July and November. Furthermore, an underexposure to stocks with price volatility enhanced the Portfolio’s value. However, this positive effect was offset by the Portfolio’s tendency to favor companies with “value” characteristics, for example, those with lower price to earnings or price to book ratios versus the benchmark.

Sector allocations were largely neutral to the Portfolio’s performance. The benefits from an overweight position to industrials were offset by a slight overweight position to the grossly underperforming financial sector.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Small Cap Value Portfolio

Subadvised by:  Goldman Sachs Asset Management L.P.

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Small Cap Value Portfolio	-3.63%	13.17%	8.61%
Russell 2500™ Index	1.38	16.99	8.08
Lipper (VIP) Small-Cap Core Funds Avg.	-1.64	15.15	8.15
Lipper (VIP) Small-Cap Value Funds Avg.	-6.61	15.74	10.68

Although Lipper classifies the Portfolio within the Small-Cap Core Funds Average, the returns for the Small-Cap Value Funds Average are also shown, because the management of the portfolios included in the Small-Cap Value Funds Average is more consistent with the management of the Portfolio.

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 2500® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Small Cap Value Portfolio had a total return that was above its benchmark index and slightly below the average of its peer group.

The Portfolio is co-managed by Goldman Sachs and ClearBridge Advisors. The Goldman portion follows a traditional small cap value strategy with an emphasis on quality, purchasing well-positioned businesses at attractive valuations, including strong cash flow and balance sheets. ClearBridge follows a relative value approach that seeks “undiscovered” companies at lower relative valuations compared to peers. The strategy utilizes both a top-down and bottom-up component; however, bottom-up security selection is expected to drive performance long-term.

During a volatile year in which value stocks suffered across the board, the Portfolio posted a return that outperformed its benchmark. A market shift that occurred in the second half of the year heavily favored securities with growth attributes in all capitalization ranges. Subsequently, at year’s end, growth stocks trounced value stocks by exceedingly wide margins in the Russell indexes.

Style factors drove performance relative to the Index. The Portfolio was underweight in value positions (stocks with above market book-to-price ratios), in leveraged stocks (stocks with above market debt-to-total asset ratios), and in stocks with high dividend yields, above market earnings variability, and high price volatility. The Portfolio has maintained these style biases over longer measurement periods. When market conditions are favorable for such style factors, as they were in 2007, they should help relative performance.

The Portfolio’s relatively low beta indicates that the Portfolio is less sensitive to price movements of the broad market than the Index. As the broad market experienced a setback, this defensive positioning contributed to the Portfolio’s relative performance.

An underexposure to the financial and consumer services sectors had a positive effect on relative performance during the year, as did an overexposure to the consumer cyclical sector.

Stock selection in the leisure, industrial parts, medical services, electronic equipment and computer hardware/software industries contributed positively to relative performance in 2007. However, assets held in the mining & metals and banks industries struggled, partially offsetting gains by the solid contributors.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP Strategic Partners Focused Growth Portfolio

Subadvised by:  Jennison Associates LLC, Alliance Capital

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP Strategic Partners Focused Growth Portfolio: Class I	15.24%	12.90%	-1.09%
SP Strategic Partners Focused Growth Portfolio: Class II	14.68	12.42	0.83
S&P 500 Index	5.49	12.82	2.03
Russell 1000 Index® Growth Index	11.81	12.11	-3.04
Lipper (VIP) Large-Cap Growth Funds Avg.	12.78	12.34	-2.01

Portfolio (Class I) inception: 9/22/2000. Portfolio (Class II) inception: 1/12/2001.

$10,000 INVESTED SINCE INCEPTION1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). The Russell 1000® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP Strategic Partners Focused Growth Portfolio had a total return that was above the style-appropriate Russell 1000® Growth Index and the average of its peer group.

The Strategic Partners Focused Growth Portfolio is co-managed by Jennison Associates and AllianceBernstein L.P. Jennison Associates uses a bottom-up approach to identify attractive growth companies. AllianceBernstein Investment Research and Management is an “earnings driven” investor, focusing on the early recognition of change on the premise that value is created through the dynamics of changing company, industry and economic fundamentals.

The Jennison and AllianceBernstein portions combined to outperform the Russell 1000® Growth Index benchmark, but the results were derived from specific factors that affected each portion’s performance relative to the benchmark. For example, risk and style factors drove Jennison’s relative outperformance, while the AllianceBernstein portion benefited not only from risk attributes, but also from stock specific factors.

The majority of the Portfolio’s relative performance came from risk exposures. An overexposure to momentum stocks (stocks whose price has recently exhibited positive trends) was the largest single contributor to relative performance. This aggressive growth Portfolio benefited from risk exposures typical of the investment strategy, including an emphasis on stocks with larger market capitalizations, companies growing earnings faster than the Index average, and exposure to stocks with lower dividend yields relative to the Index. Despite these rather large exposures none, other than the Portfolio’s overweight to momentum stocks, had a significant impact on relative results.

Overall, stock selection contributed slightly to relative results. Driven largely by the AllianceBernstein portion, the Portfolio’s holdings within the healthcare and basic materials sectors boosted relative performance. Significantly helping performance were two positions, one in the computer hardware industry (which returned about 100%) and another in chemicals (that returned in excess of 100%) during the year. Both Jennison and AllianceBernstein held these positions for the entire period. Detracting from relative performance, were some holdings in the financial and technology (within the semiconductors and defense & aerospace industries in particular) sectors.

The Portfolio’s sector exposures turned out to be neutral. An underweight to energy and basic materials detracted from relative performance, which offset the positive results from the Portfolio’s sizeable overweight to technology and its underweight to consumer cyclicals.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, SP T. Rowe Price Large-Cap Growth Portfolio

Subadvised by:  T Rowe Price Associates Inc

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
SP T. Rowe Price Large-Cap Growth	8.21%	11.90%	-1.69%
Russell 1000® Index	5.77	13.43	2.19
Russell 1000® Growth Index	11.81	12.11	-3.04
Lipper (VIP) Large Cap Core Funds Avg.	12.78	12.34	-2.01

Portfolio inception: 9/22/2000.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. The Russell 1000® and Russell 1000® Growth Indexes are trademarks/service marks of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the SP T. Rowe Price Large-Cap Growth Portfolio had a return that was below its benchmark index and also below the average return of its peer group.

The Portfolio manager looks for companies larger than $5 billion in market capitalization with the potential to increase their earnings by at least 10% a year. It is flexible in the valuation (share price in relation to measures of intrinsic value) it will accept, and takes sector and market conditions into account. Sector and industry allocation is a by-product of the manager’s bottom-up stock picking approach.

The Portfolio’s holdings within the healthcare sector, specifically biotech companies, detracted most from performance relative to the benchmark during the year. To a lesser extent stock selection within consumer cyclicals, particularly department and clothing stores, and hotel companies in the consumer services sector, limited performance. On a positive note, holdings within the technology sector helped performance.

Overweight positions in the leisure and bank industries, as well as underweight positions in energy reserves and defense & aerospace, had a negative effect on the Portfolio’s performance as well.

A high beta, which held back performance during a volatile year, indicates the Portfolio’s heightened sensitivity to market gyrations. However, the Portfolio’s underexposure to low P/E (price-to-earnings ratios) and high-yielding value stocks relative to the Russell 1000 Growth Index helped overall performance. Growth investing, especially in contrast to value investing, was in favor for much of 2007, which helped given the Portfolio’s large-cap these growth characteristics. The manager’s bias toward more volatile stocks with higher debt levels relative to the benchmark hurt performance.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund

Presentation of Portfolio Holdings — Unaudited

December 31, 2007

SP Aggressive Growth Asset Allocation Portfolio
Five Largest Holdings	(% of Net Assets)
PSF-SP Large Cap Value Portfolio	29.1
PSF-Jennison Portfolio (Class I)	20.7
Advanced Series Trust-Marsico Capital Growth Portfolio	20.6
PSF-SP International Growth Portfolio (Class I)	12.1
PSF-SP International Value Portfolio	10.0

SP AIM Core Equity Portfolio
Five Largest Holdings	(% of Net Assets)
Amgen, Inc.	2.7
Progressive Corp. (The)	2.7
3M Co.	2.5
Motorola, Inc.	2.4
Microsoft Corp.	2.4

SP Balanced Asset Allocation Portfolio
Five Largest Holdings	(% of Net Assets)
PSF-SP PIMCO Total Return Portfolio	30.5
PSF-SP Large Cap Value Portfolio	19.1
Advanced Series Trust—Marsico Capital Growth Portfolio	13.5
PSF-Jennison Portfolio (Class I)	13.5
PSF-SP International Growth Portfolio (Class I)	7.7

SP Conservative Asset Allocation Portfolio
Five Largest Holdings	(% of Net Assets)
PSF-SP PIMCO Total Return Portfolio	47.9
PSF-SP Large Cap Value Portfolio	13.2
Advanced Series Trust—Marisco Capital Growth Portfolio	9.3
PSF-Jennison Portfolio (Class I)	9.2
Advanced Series Trust—Western Asset Core Plus Bond Portfolio	6.2

SP Davis Value Portfolio
Five Largest Holdings	(% of Net Assets)
Costco Wholesale Corp.	4.7
ConocoPhillips	4.6
Berkshire Hathaway, Inc.	4.2
American Express Co.	4.0
Altria Group, Inc.	3.7

SP Growth Asset Allocation Portfolio
Five Largest Holdings	(% of Net Assets)
PSF-SP Large Cap Value Portfolio	25.1
PSF-Jennison Portfolio (Class I)	17.6
Advanced Series Trust-Marsico Capital Growth Portfolio	17.6
PSF-SP PIMCO Total Return Portfolio	12.7
PSF-SP International Growth Portfolio (Class I)	10.1

SP International Growth Portfolio
Five Largest Holdings	(% of Net Assets)
Tesco PLC	3.0
ABB Ltd.	2.7
Nintendo Co. Ltd.	2.6
Veolia Environment	2.2
Nestle SA	2.1

SP International Value Portfolio
Five Largest Holdings	(% of Net Assets)
Potash Corp. of Saskatchewan	2.3
BASF AG	2.2
Teva Pharmaceutical Industries Ltd., ADR	2.1
E.ON AG	2.0
Roche Holding AG	1.9

SP Large Cap Value Portfolio
Five Largest Holdings	(% of Net Assets)
Altria Group, Inc.	3.5
ConocoPhillips	3.4
Bank of America Corp.	3.3
Exxon Mobil Corp.	3.1
General Electric Co.	2.8

SP Mid-Cap Growth Portfolio
Five Largest Holdings	(% of Net Assets)
Precision Castparts Corp.	2.2
Hologic, Inc.	2.1
Denbury Resources, Inc.	2.1
NII Holdings, Inc.	1.8
Activision, Inc.	1.7

SP PIMCO High Yield Portfolio
Five Largest Issues	(% of Net Assets)
FNMA, 5.5%, 01/14/38	7.0
FNMA, 5.0%, 02/12/38	3.1
FNMA, 6.0%, 01/14/38	3.1
HCA, Inc., 9.25% 11/15/16	2.9
Ford Motor Credit Co. LLC, Notes, 7.8%, 06/01/12	2.0

SP PIMCO Total Return Portfolio
Five Largest Issues	(% of Net Assets)
U.S. Treasury Bonds 5.0% 5/15/37	17.6
FNMA, 5.5%, 01/11/37	17.2
FNMA, 5.0%, 11/01/33	8.5
GNMA, 6.5%, 01/22/38	5.2
FNMA, 6.0%, 01/11/37	4.4

SP Prudential U.S. Emerging Growth Portfolio
Five Largest Holdings	(% of Net Assets)
NII Holdings, Inc.	3.8
Ametek, Inc.	2.6
Southwestern Energy Co.	2.5
DaVita, Inc.	2.3
XTO Energy, Inc.	2.1

SP Small Cap Growth Portfolio
Five Largest Holdings	(% of Net Assets)
Bucyrus International, Inc. (Class A Stock)	2.8
Eclipsys Corp.	2.1
Actuant Corp. (Class A Stock)	1.9
OYO Geospace Corp.	1.9
Waste Connections, Inc.	1.9

SP Small Cap Value Portfolio
Five Largest Holdings	(% of Net Assets)
iShares Russell 2000 Value Index Fund	2.4
Casey’s General Stores, Inc.	1.5
RBC Bearings, Inc.	1.1
Plantronics, Inc.	1.0
El Paso Electric Co.	0.9

SP Strategic Partners Focused Growth Portfolio
Five Largest Holdings	(% of Net Assets)
Google, Inc. (Class A Stock)	7.0
Apple, Inc.	6.8
Monsanto Co.	5.7
Gilead Sciences, Inc.	5.6
Cisco Systems, Inc.	5.1

SP T. Rowe Price Large Cap Growth Portfolio
Five Largest Holdings	(% of Net Assets)
Microsoft Corp.	4.9
Google, Inc. (Class A Stock)	4.0
State Street Corp.	3.7
American Tower Corp. (Class A Stock)	3.4
Danaher Corp.	3.1

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term investments. Holdings/Issues/Sectors are subject to change.

The Prudential Series Fund

Fees and Expenses — Unaudited

December 31, 2007

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Six-Month period	Expenses Paid During the Six-Month Period
SP Aggressive Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,016.80	0.97%	$4.93
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
SP AIM Core Equity (Class I)	Actual	$1,000.00	$ 990.90	1.00%	$5.02
	Hypothetical	$1,000.00	$1,020.16	1.00%	$5.09
SP Balanced Asset Allocation (Class I)	Actual	$1,000.00	$1,041.40	0.84%	$4.32
	Hypothetical	$1,000.00	$1,020.97	0.84%	$4.28
SP Conservative Asset Allocation (Class I)	Actual	$1,000.00	$1,055.90	0.80%	$4.15
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
SP Davis Value (Class I)	Actual	$1,000.00	$ 976.60	0.80%	$3.99
	Hypothetical	$1,000.00	$1,021.17	0.80%	$4.08
SP Growth Asset Allocation (Class I)	Actual	$1,000.00	$1,027.00	0.88%	$4.50
	Hypothetical	$1,000.00	$1,020.77	0.88%	$4.48
SP International Growth (Class I)	Actual	$1,000.00	$1,097.60	0.95%	$5.02
	Hypothetical	$1,000.00	$1,020.42	0.95%	$4.84
SP International Growth (Class II)	Actual	$1,000.00	$1,094.80	1.35%	$7.13
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
SP International Value (Class I)	Actual	$1,000.00	$1,035.50	1.01%	$5.18
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14
SP Large Cap Value (Class I)	Actual	$1,000.00	$ 921.70	0.83%	$4.02
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
SP Mid Cap Growth (Class I)	Actual	$1,000.00	$1,062.90	0.83%	$4.32
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
SP PIMCO High Yield (Class I)	Actual	$1,000.00	$1,013.90	0.69%	$3.50
	Hypothetical	$1,000.00	$1,021.73	0.69%	$3.52

The Prudential Series Fund

Fees and Expenses — Unaudited (continued)

December 31, 2007

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio Based on the Six-Month period	Expenses Paid During the Six-Month Period
SP PIMCO Total Return (Class I)	Actual	$1,000.00	$1,092.40	0.67%	$3.53
	Hypothetical	$1,000.00	$1,021.83	0.67%	$3.41
SP Prudential US Emerging Growth (Class I)	Actual	$1,000.00	$1,052.30	0.63%	$3.26
	Hypothetical	$1,000.00	$1,022.03	0.63%	$3.21
SP Prudential US Emerging Growth (Class II)	Actual	$1,000.00	$1,050.20	1.03%	$5.32
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
SP Small Cap Growth (Class I)	Actual	$1,000.00	$ 937.70	1.04%	$5.08
	Hypothetical	$1,000.00	$1,019.96	1.04%	$5.30
SP Small Cap Value (Class I)	Actual	$1,000.00	$ 893.80	0.97%	$4.63
	Hypothetical	$1,000.00	$1,020.32	0.97%	$4.94
SP Strategic Partners Focused Growth (Class I)	Actual	$1,000.00	$1,101.00	1.19%	$6.30
	Hypothetical	$1,000.00	$1,019.21	1.19%	$6.06
SP Strategic Partners Focused Growth (Class II)	Actual	$1,000.00	$1,098.60	1.59%	$8.41
	Hypothetical	$1,000.00	$1,017.19	1.59%	$8.08
SP T. Rowe Price Large-Cap Growth (Class I)	Actual	$1,000.00	$1,005.00	1.01%	$5.10
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in each Portfolio's fiscal year ended December 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.4%	Shares	Value (Note 2)

Affiliated Mutual Funds
Advanced Series Trust — Marsico Capital Growth Portfolio	1,798,017	$42,199,463
The Prudential Series Fund — Jennison Portfolio (Class I)	1,807,459	42,529,520
Money Market Portfolio	197	1,971
Natural Resources Portfolio (Class I)	122,469	6,892,541
SP International Growth Portfolio (Class I)	2,914,229	24,829,233
SP International Value Portfolio	1,923,470	20,446,482
SP Large Cap Value Portfolio	5,071,536	59,844,129
SP Small Cap Growth Portfolio	574,427	4,371,390
SP Small Cap Value Portfolio	235,649	2,879,625

TOTAL LONG-TERM INVESTMENTS (cost $165,602,097)		203,994,354

SHORT-TERM INVESTMENT — 0.6%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,338,412) (Note 4)	1,338,412	1,338,412

TOTAL INVESTMENTS — 100.0% (cost $166,940,509)(a)		205,332,766
LIABILITIES IN EXCESS OF OTHER ASSETS		(43,112)

NET ASSETS — 100.0%		$205,289,654

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Large/Mid-Cap Growth	41.3%
Large/Mid-Cap Value	29.1
International Growth	12.1
International Value	10.0
Sector	3.4
Small-Cap Growth	2.1
Small-Cap Value	1.4

99.4
Short-Term Investment	0.6
Liabilities in excess of other assets	— (b)

100.0%

(b)	Less than 0.05%

SEE NOTES TO FINANCIAL STATEMENTS.

A1

SP AGGRESSIVE GROWTH ASSET ALLOCATION PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Affiliated investments, at value (cost $166,940,509)	$205,332,766
Cash	7,109
Receivable for Series shares sold	25,991
Prepaid expenses	2,279
Dividends receivable	1,433

Total Assets	205,369,578

LIABILITIES
Accrued expenses and other liabilities	45,125
Payable for Series shares repurchased	25,050
Management fee payable	8,731
Deferred trustees’ fees	528
Transfer agent fee payable	490

Total Liabilities	79,924

NET ASSETS	$205,289,654

Net assets were comprised of:
Paid-in capital	$148,424,171
Retained earnings	56,865,483

Net assets, December 31, 2007	$205,289,654

Net asset value and redemption price per share, $205,289,654 / 19,104,405 outstanding shares of beneficial interest	$10.75

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$1,937,441

EXPENSES
Management fee	103,809
Custodian’s fees and expenses	43,000
Shareholders’ reports	33,000
Audit fee	16,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Transfer agent’s fee and expenses (including affiliated expense of $2,600) (Note 4)	3,000
Insurance expenses	1,000
Miscellaneous	7,919

Total expenses	219,728

NET INVESTMENT INCOME	1,717,713

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investment transactions	4,475,867
Net capital gain distributions received	12,563,866

17,039,733

Net change in unrealized appreciation (depreciation) on investments	(738,074)

NET GAIN ON INVESTMENTS	16,301,659

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,019,372

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$1,717,713	$1,927,393
Net realized gain on investment transactions	17,039,733	9,174,909
Net change in unrealized appreciation (depreciation) on investments	(738,074)	14,717,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	18,019,372	25,819,775

DISTRIBUTIONS:	(11,080,580)	(8,113,969)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,251,048 and 2,144,659 shares, respectively]	13,719,809	20,790,257
Series shares issued in reinvestment of distributions [1,036,537 and 843,448 shares, respectively]	11,080,580	8,113,969
Series shares repurchased [2,543,081 and 3,440,817 shares respectively]	(28,055,738)	(33,216,872)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(3,255,349)	(4,312,646)

TOTAL INCREASE IN NET ASSETS	3,683,443	13,393,160
NET ASSETS:
Beginning of year	201,606,211	188,213,051

End of year	$205,289,654	$201,606,211

SEE NOTES TO FINANCIAL STATEMENTS.

A2

SP AIM CORE EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 80.4%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace — 2.1%
Northrop Grumman Corp.	4,060	$319,278
United Technologies Corp.	5,914	452,658

		771,936

Automobiles — 0.7%
Renault SA (France)	1,728	245,089

Biotechnology — 2.7%
Amgen, Inc.*	22,031	1,023,120

Commercial Banks — 1.3%
Barclays PLC (United Kingdom)	11,923	119,619
Lloyds TSB Group PLC (United Kingdom)	38,609	362,757

		482,376

Communication Equipment — 3.2%
Corning, Inc.	11,925	286,081
Motorola, Inc.	56,733	909,997

		1,196,078

Computer Hardware — 1.0%
Fujitsu Ltd. (Japan)	56,000	374,611

Computer Services & Software — 7.0%
Cisco Systems, Inc.*	18,693	506,020
EMC Corp.*	19,694	364,930
Microsoft Corp.	24,963	888,683
Symantec Corp.*	54,039	872,189

		2,631,822

Computers — 0.8%
International Business Machines Corp.	2,925	316,192

Computers & Peripherals — 1.0%
Seagate Technology (Cayman Islands)	14,151	360,850

Consumer Products & Services — 2.4%
Avon Products, Inc.	11,267	445,384
Estee Lauder Cos., Inc. (Class A Stock)	9,278	404,614
Henkel KGaA (Germany)	1,350	68,983

		918,981

Diversified Manufacturing Operations — 1.4%
General Electric Co.	10,551	391,126
Tyco International Ltd. (Bermuda)	3,740	148,291

		539,417

Electronic Components — 2.6%
Koninklijke (Royal) Philips Electronics NV (Netherlands)	9,138	394,394
Tyco Electronics Ltd. (Bermuda)	15,263	566,715

		961,109

Electronic Equipment & Instruments — 1.8%
Agilent Technologies, Inc.*	18,500	679,690

Electronics — 0.8%
Analog Devices, Inc.	9,676	306,729

Entertainment & Leisure — 0.3%
Sega Sammy Holdings, Inc. (Japan)	8,000	99,072

Financial – Brokerage — 0.1%
Legg Mason, Inc.	595	43,524

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Financial Services — 2.6%
Citigroup, Inc.	7,016	$206,551
Moody’s Corp.	5,200	185,640
UBS AG (Switzerland)	2,514	116,357
Wells Fargo & Co.	15,829	477,878

		986,426

Food & Beverage — 4.4%
Cadbury Schweppes PLC (United Kingdom)	67,984	840,395
Coca-Cola Co.	4,521	277,454
Unilever NV (Netherlands)	14,737	541,888

		1,659,737

Healthcare Equipment & Supplies — 0.9%
Covidien Ltd. (Bermuda)	7,639	338,331

Healthcare-Products — 2.3%
Medtronic, Inc.	16,962	852,680

Industrial Conglomerates — 2.5%
3M Co.	11,128	938,313

Insurance — 6.2%
Berkshire Hathaway, Inc. (Class A Stock)*	6	849,600
Genworth Financial, Inc. (Class A Stock)	6,452	164,203
Marsh & McLennan Cos., Inc.	11,406	301,917
Progressive Corp. (The)	53,100	1,017,396

		2,333,116

Iron / Steel — 0.6%
Tenaris SA, ADR (Luxembourg)	4,836	216,314

Media — 2.4%
Comcast Corp. (Class A Stock)*	31,004	566,133
News Corp. (Class A Stock)	16,130	330,504

		896,637

Metals & Mining — 0.9%
Transocean, Inc.*	2,426	347,282

Office Equipment — 1.0%
Xerox Corp.	24,084	389,920

Oil, Gas & Consumable Fuels — 10.3%
Apache Corp.	2,807	301,865
BJ Services Co.	30,344	736,145
Chesapeake Energy Corp.	13,287	520,850
Exxon Mobil Corp.	5,649	529,255
Schlumberger Ltd.	3,050	300,029
Smith International, Inc.	4,276	315,783
Total SA (Class B Stock) (France)	5,214	433,223
Weatherford International Ltd. (Bermuda)*	6,792	465,931
XTO Energy, Inc.	5,497	282,313

		3,885,394

Pharmaceuticals — 6.0%
GlaxoSmithKline PLC, ADR (United Kingdom)	7,348	370,266
Merck & Co., Inc.	4,843	281,427
Pfizer, Inc.	38,796	881,833
Sanofi-Aventis, ADR (France)	3,484	158,626
Teva Pharmaceutical Industries Ltd., ADR (Israel)	12,480	580,070

		2,272,222

SEE NOTES TO FINANCIAL STATEMENTS.

A3

SP AIM CORE EQUITY PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Printing & Publishing — 1.0%
Washington Post Co. (The) (Class B Stock)	482	$381,469

Railroads — 0.7%
Union Pacific Corp.	2,209	277,495

Retail — 3.2%
Kohl’s Corp.*	3,147	144,133
Wal-Mart Stores, Inc.	13,573	645,125
Walgreen Co.	10,617	404,295

		1,193,553

Software — 1.6%
Automatic Data Processing, Inc.	13,569	604,228

Telecommunications — 1.1%
Nokia Corp., ADR (Finland)	10,308	395,724

Telecommunications Wireless — 0.6%
SK Telecom Co. Ltd., ADR (South Korea)	8,016	239,197

Transportation — 1.6%
United Parcel Service, Inc. (Class B Stock)	8,645	611,374

Waste Management — 1.3%
Waste Management, Inc.	14,759	482,177

TOTAL LONG-TERM INVESTMENTS (cost $26,767,614)		30,252,185

SHORT-TERM INVESTMENT — 19.8%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $7,449,406)(w)	7,449,406	7,449,406

TOTAL INVESTMENTS(o) — 100.2% (cost $34,217,020)		37,701,591
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.2)%		(79,003)

NET ASSETS — 100.0%		$37,622,588

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund	19.8%
Oil, Gas & Consumable Fuels	10.3
Computer Services & Software	7.0
Insurance	6.2
Pharmaceuticals	6.0
Food & Beverage	4.4
Communication Equipment	3.2
Retail	3.2
Biotechnology	2.7
Electronic Components	2.6
Financial Services	2.6
Industrial Conglomerates	2.5
Consumer Products & Services	2.4
Media	2.4
Healthcare-Products	2.3
Aerospace	2.1
Electronic Equipment & Instruments	1.8
Software	1.6
Transportation	1.6
Diversified Manufacturing Operations	1.4
Commercial Banks	1.3
Waste Management	1.3
Telecommunications	1.1
Computer Hardware	1.0
Computers & Peripherals	1.0
Office Equipment	1.0
Printing & Publishing	1.0
Healthcare Equipment & Supplies	0.9
Metals & Mining	0.9
Computers	0.8
Electronics	0.8
Automobiles	0.7
Railroads	0.7
Iron / Steel	0.6
Telecommunications Wireless	0.6
Entertainment & Leisure	0.3
Financial-Brokerage	0.1

100.2
Liabilities in excess of other assets	(0.2)

100.0%

The following abbreviations are used in portfolio descriptions:

ADR	American Depositary Receipt
JPY	Japanese Yen

*	Non-income producing security.

(o)	As of December 31, 2007, 2 securities representing $473,683 and 1.3% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes unrealized depreciation on forward foreign currency exchange contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Sale Contract	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Depreciation
Japanese Yen,
expiring 01/04/08	JPY	12,886	$112,853	$115,343	$(2,490)

SEE NOTES TO FINANCIAL STATEMENTS.

A4

SP AIM CORE EQUITY PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $26,767,614)	$30,252,185
Affiliated investments (cost $7,449,406)	7,449,406
Foreign currency, at value (cost $125,190)	127,475
Dividends and interest receivable	62,317
Receivable for Series shares sold	19,486
Tax reclaim receivable	13,678
Prepaid expenses	271

Total Assets	37,924,818

LIABILITIES
Payable for investments purchased	185,714
Payable to custodian	51,089
Accrued expenses and other liabilities	36,592
Management fee payable	24,043
Unrealized depreciation on foreign currency forward contracts	2,490
Deferred trustees’ fees	1,930
Transfer agent fees payable	372

Total Liabilities	302,230

NET ASSETS	$37,622,588

Net assets were comprised of:
Paid-in capital	$29,082,395
Retained earnings	8,540,193

Net assets, December 31, 2007	$37,622,588

Net asset value and redemption price per share, $37,622,588 / 4,302,314 outstanding shares of beneficial interest	$8.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $13,496 foreign withholding tax)	$657,176
Affiliated dividend income	306,944
Interest	1,933

966,053

EXPENSES
Management fee	330,721
Custodian’s fees and expenses	61,000
Shareholders’ reports	38,000
Audit fee	17,000
Trustees’ fees	10,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $2,600 (Note 4)	3,000
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	200
Miscellaneous	7,975

Total expenses	475,896
Less: advisory fee waivers and expense reimbursements	(86,812)

Net expenses	389,084

NET INVESTMENT INCOME	576,969

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	4,624,318
Options written transactions	(12,440)
Foreign currency transactions	11,342

4,623,220

Net change in unrealized appreciation (depreciation) on:
Investments	(2,255,817)
Foreign currencies	1,052

(2,254,765)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	2,368,455

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,945,424

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$576,969	$426,593
Net realized gain on investment and foreign currency transactions	4,623,220	380,047
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,254,765)	4,471,551

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	2,945,424	5,278,191

DISTRIBUTIONS	(798,436)	(2,267,062)

SERIES SHARE TRANSACTIONS:
Series shares sold [372,513 and 592,562 shares, respectively]	3,233,422	4,594,030
Series shares issued in reinvestment of distributions [91,250 and 300,671 shares, respectively]	798,436	2,267,062
Series shares repurchased [738,975 and 807,651 shares, respectively]	(6,437,355)	(6,219,674)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(2,405,497)	641,418

TOTAL INCREASE (DECREASE) IN NET ASSETS	(258,509)	3,652,547
NET ASSETS:
Beginning of year	37,881,097	34,228,550

End of year	$37,622,588	$37,881,097

SEE NOTES TO FINANCIAL STATEMENTS.

A5

SP BALANCED ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%	Shares	Value (Note 2)
Affiliated Mutual Funds
Advanced Series Trust — Marsico Capital Growth Portfolio	8,015,073	$188,113,767
Advanced Series Trust — Western Asset Core Plus Bond Portfolio	4,938,704	49,387,043
The Prudential Series Fund — Jennison Portfolio (Class I)	7,989,903	188,002,424
Money Market Portfolio	141,952	1,419,516
Natural Resources Portfolio (Class I)	543,070	30,563,998
SP Large Cap Value Portfolio	22,527,999	265,830,394
SP International Value Portfolio	8,764,991	93,171,853
SP PIMCO High Yield Portfolio	290,884	2,859,392
SP PIMCO Total Return Portfolio	36,349,515	424,198,838
SP Small Cap Growth Portfolio	2,666,903	20,295,129
SP Small Cap Value Portfolio	1,090,802	13,329,595
SP International Growth Portfolio (Class I)	12,627,058	107,582,537

TOTAL LONG-TERM INVESTMENTS (cost $1,198,402,380)		1,384,754,486

SHORT-TERM INVESTMENT — 0.5%
AFFILIATED MONEY MARKET MUTUAL FUND
Dryden Core Investment Fund — Taxable Money Market Series (cost $6,796,617) (Note 4)	6,796,617	6,796,617

TOTAL INVESTMENTS — 100.0% (cost $1,205,198,997)(a)		1,391,551,103
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.0%)		(521,703)

NET ASSETS — 100.0%		$1,391,029,400

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Core Bonds	34.0%
Large/Mid-Cap Growth	27.0
Large/Mid-Cap Value	19.1
International Growth	7.7
International Value	6.7
Sector	2.2
Small-Cap Growth	1.5
Small-Cap Value	1.0
High Yield	0.2
Money Market	0.1

99.5
Short-Term Investment	0.5
Liabilities in excess of other assets	— (c)

100.0%

(c)	Less than 0.05%.

SEE NOTES TO FINANCIAL STATEMENTS.

A6

SP BALANCED ASSET ALLOCATION PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Affiliated investments, at value (cost $1,205,198,997)	$1,391,551,103
Cash	6,738
Receivable for Series shares sold	43,525
Prepaid expenses	15,219
Dividends receivable	8,595

Total Assets	1,391,625,180

LIABILITIES
Payable for Series shares repurchased	489,555
Management fee payable	59,059
Accrued expenses and other liabilities	45,331
Deferred trustees’ fees	858
Payable for investments purchased	558
Transfer agent fee payable	419

Total Liabilities	595,780

NET ASSETS	$1,391,029,400

Net assets were comprised of:
Paid-in capital	$1,092,557,394
Retained earnings	298,472,006

Net assets, December 31, 2007	$1,391,029,400

Net asset value and redemption price per share, $1,391,029,400 / 115,492,557 outstanding shares of beneficial interest	$12.04

STATEMENT OF OPERATIONS

Year ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$28,995,281

EXPENSES
Management fee	702,114
Custodian’s fees and expenses	45,000
Shareholders’ reports	31,000
Audit fee	17,000
Insurance expense	9,000
Trustees’ fees	7,000
Legal fees and expenses	4,000
Transfer agent’s fee and expenses (including affiliated expense of $3,500) (Note 4)	4,000
Commitment fee on syndicated credit agreement	4,000
Interest expense	121
Miscellaneous	8,376

Total expenses	831,611

NET INVESTMENT INCOME	28,163,670

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investment transactions	29,336,446
Net capital gain distributions received	56,037,666

85,374,112
Net change in unrealized appreciation (depreciation) on investments	12,573,441

NET GAIN ON INVESTMENTS	97,947,553

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$126,111,223

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$28,163,670	$30,744,688
Net realized gain on investment transactions	85,374,112	38,465,433
Net change in unrealized appreciation (depreciation) on investments	12,573,441	70,777,842

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	126,111,223	139,987,963

DISTRIBUTIONS	(69,161,551)	(58,270,528)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,822,407 and 8,743,179 shares, respectively]	33,772,326	96,425,347
Series shares issued in reinvestment of distributions [5,792,424 and 5,365,610 shares, respectively]	69,161,551	58,270,528
Series shares repurchased [14,463,180 and 18,390,492 shares, respectively]	(175,165,503)	(201,870,744)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(72,231,626)	(47,174,869)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,281,954)	34,542,566
NET ASSETS:
Beginning of year	1,406,311,354	1,371,768,788

End of year	$1,391,029,400	$1,406,311,354

SEE NOTES TO FINANCIAL STATEMENTS.

A7

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.6%	Shares	Value (Note 2)

Affiliated Mutual Funds
Advanced Series Trust — Marsico Capital Growth Portfolio	2,456,289	$57,649,106
Advanced Series Trust — Western Asset Core Plus Bond Portfolio	3,829,583	38,295,828
The Prudential Series Fund — Jennison Portfolio (Class I)	2,427,790	57,125,905
Money Market Portfolio	270,495	2,704,949
Natural Resources Portfolio (Class I)	164,746	9,271,927
SP International Growth Portfolio (Class I)	4,006,516	34,135,514
SP International Value Portfolio	2,641,877	28,083,154
SP Large Cap Value Portfolio	6,942,872	81,925,884
SP PIMCO High Yield Portfolio	210,202	2,066,286
SP PIMCO Total Return Portfolio	25,498,639	297,569,122
SP Small Cap Growth Portfolio	808,484	6,152,566
SP Small Cap Value Portfolio	305,536	3,733,655

TOTAL LONG-TERM INVESTMENTS (cost $556,274,809)		618,713,896

SHORT-TERM INVESTMENT — 0.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $2,959,798)(Note 4)	2,959,798	2,959,798

TOTAL INVESTMENTS — 100.1% (cost $559,234,607)(a)		621,673,694
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(336,857)

NET ASSETS — 100.0%		$621,336,837

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Core Bonds	54.1%
Large/Mid-Cap Growth	18.5
Large/Mid-Cap Value	13.2
International Growth	5.5
International Value	4.5
Sector	1.5
Small-Cap Growth	1.0
Small-Cap Value	0.6
Money Market	0.4
High Yield	0.3

99.6
Short-Term Investment	0.5
Liabilities in excess of other assets	(0.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A8

SP CONSERVATIVE ASSET ALLOCATION PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Affiliated investments, at value (cost $559,234,607)	$621,673,694
Cash	6,765
Receivable for Series shares sold	17,942
Dividends receivable	4,401
Prepaid expenses and other assets	6,787

Total Assets	621,709,589

LIABILITIES
Payable for Series shares repurchased	300,885
Accrued expenses and other liabilities	43,189
Management fee payable	26,340
Payable for investments purchased	1,063
Deferred trustees’ fees	857
Transfer agent fee payable	418

Total Liabilities	372,752

NET ASSETS	$621,336,837

Net assets were comprised of:
Paid-in capital	$514,937,914
Retained earnings	106,398,923

Net assets, December 31, 2007	$621,336,837

Net asset value and redemption price per share, $621,336,837 / 51,388,032 outstanding shares of beneficial interest	$12.09

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$17,213,854

EXPENSES
Management fee	314,074
Custodian’s fees and expenses	44,000
Shareholders’ reports	31,000
Audit fee	17,000
Trustees’ fees	6,000
Insurance expenses	4,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Commitment fee on syndicated credit agreement	1,500
Miscellaneous	8,585

Total expenses	433,159

NET INVESTMENT INCOME	16,780,695

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investment transactions	10,663,968
Net capital gain distributions received	17,207,633

27,871,601
Net change in unrealized appreciation (depreciation) on investments	11,875,158

NET GAIN ON INVESTMENTS	39,746,759

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$56,527,454

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,780,695	$18,651,880
Net realized gain on investment transactions	27,871,601	13,468,622
Net change in unrealized appreciation (depreciation) on investments	11,875,158	20,212,384

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	56,527,454	52,332,886

DISTRIBUTIONS:	(32,125,621)	(31,649,902)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,460,726 and 3,731,103 shares, respectively]	17,545,432	41,820,894
Series shares issued in reinvestment of distributions [2,686,089 and 2,869,438 shares, respectively]	32,125,621	31,649,902
Series shares repurchased [7,029,208 and 9,218,672 shares, respectively]	(85,525,482)	(103,341,968)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(35,854,429)	(29,871,172)

TOTAL DECREASE IN NET ASSETS	(11,452,596)	(9,188,188)
NET ASSETS:
Beginning of year	632,789,433	641,977,621

End of year	$621,336,837	$632,789,433

SEE NOTES TO FINANCIAL STATEMENTS.

A9

SP DAVIS VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.3%		Value (Note 2)
COMMON STOCKS	Shares

Automobile Manufacturers — 0.6%
CarMax, Inc.*(a)	90,900	$1,795,275

Beverages — 1.1%
Heineken Holding NV (Netherlands)	61,406	3,477,133

Broadcasting — 0.4%
Grupo Televisia S.A., ADR (Mexico)	47,000	1,117,190

Business Services — 1.9%
Iron Mountain, Inc.*(a)	135,200	5,005,104
Sino-Forest Corp (Canada)*	41,100	892,836

		5,897,940

Cable Television — 0.3%
Virgin Media, Inc. ( United Kingdom )	54,317	930,993

Commercial Banks — 1.3%
Bank of New York Mellon Corp. (The)	85,200	4,154,352

Computers — 1.8%
Dell, Inc.*(a)	131,000	3,210,810
Hewlett-Packard Co.	46,200	2,332,176

		5,542,986

Construction — 0.2%
Hunter Douglas NV (Netherlands)	8,453	626,340

Containers & Packaging — 1.5%
Sealed Air Corp.(a)	196,400	4,544,696

Cosmetics & Toiletries — 0.4%
Avon Products, Inc.	34,700	1,371,691

Diversified Financial Services — 1.3%
E*Trade Financial Corp.*(a)	18,100	64,255
Merrill Lynch & Co., 144A (cost $4,214,400; purchased 12/24/07)(f)(g)	87,800	4,100,400

		4,164,655

Diversified Metals — 0.8%
BHP Billiton PLC (United Kingdom)	33,900	1,043,264
Rio Tinto PLC (United Kingdom)	12,100	1,280,669

		2,323,933

Electronic Equipment & Instruments — 1.8%
Agilent Technologies, Inc.*	49,800	1,829,652
Tyco Electronics Ltd.	97,538	3,621,586

		5,451,238

Entertainment & Leisure — 1.2%
Harley-Davidson, Inc.(a)	82,800	3,867,588

Financial – Bank & Trust — 2.0%
HSBC Holdings PLC (United Kingdom)	92,466	1,549,813
Wachovia Corp.	122,907	4,674,153

		6,223,966

Financial Services — 9.3%
American Express Co.	236,700	12,313,134
Ameriprise Financial, Inc.	55,860	3,078,445
Commerce Bancorp, Inc.	48,500	1,849,790
Discover Financial Services LLC	13,000	196,040
H&R Block, Inc.	130,400	2,421,528

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services (continued)
Moody’s Corp.(a)	57,100	$2,038,470
State Street Corp.	8,100	657,720
Wells Fargo & Co.	204,800	6,182,912

		28,738,039

Foods — 1.5%
Diageo PLC, ADR (United Kingdom)	48,300	4,145,589
Hershey Co.	12,900	508,260

		4,653,849

Healthcare Equipment & Supplies — 1.5%
Covidien Ltd. (Bermuda)	101,538	4,497,118

Healthcare Providers & Services — 2.5%
Cardinal Health, Inc.	39,900	2,304,225
Express Scripts, Inc.*(a)	30,700	2,241,100
UnitedHealth Group, Inc.	56,800	3,305,760

		7,851,085

Household Products — 1.2%
Procter & Gamble Co.	49,500	3,634,290

Industrial Conglomerates — 1.3%
Tyco International Ltd. (Bermuda)	101,538	4,025,982

Insurance — 15.7%
AMBAC Financial Group, Inc.(a)	25,300	651,981
American International Group, Inc.	186,800	10,890,440
AON Corp.	40,510	1,931,922
Berkshire Hathaway, Inc. (Class A Stock)*	92	13,027,200
Loews Corp.	146,200	7,359,708
Markel Corp.*	534	262,247
MBIA, Inc.(a)	22,100	411,723
Millea Holdings, Inc. (Japan)	80,900	2,716,012
NIPPONKOA Insurance Co. Ltd. (Japan)	171,800	1,559,751
Principal Financial Group, Inc.	16,400	1,128,976
Progressive Corp.	251,000	4,809,160
Sun Life Financial, Inc. (Canada)	10,100	564,994
Transatlantic Holdings, Inc.	42,575	3,093,925

		48,408,039

Internet & Catalog Retail — 0.3%
Liberty Media Corp. — Interactive (Class A Stock)*	42,825	817,101

Internet Services — 0.6%
Google, Inc. (Class A Stock)*	2,520	1,742,530

Internet Software & Services — 0.3%
Amazon.com, Inc.*(a)	11,200	1,037,568

Investment Firms — 4.8%
Citigroup, Inc.	91,500	2,693,760
JPMorgan Chase & Co.	249,416	10,887,008
Morgan Stanley	26,200	1,391,482

		14,972,250

Materials — 1.0%
Martin Marietta Materials, Inc.	23,800	3,155,880

SEE NOTES TO FINANCIAL STATEMENTS.

A10

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 5.0%
Comcast Corp. (Special Class A Stock)*(a)	351,800	$6,374,616
Lagardere SCA (France)	23,900	1,792,229
Liberty Media Corp. — Capital (Class A Stock)*	8,625	1,004,726
News Corp. (Class A Stock)	234,600	4,806,954
WPP Group PLC, ADR (United Kingdom)(a)	21,300	1,369,377

		15,347,902

Metals & Mining — 2.1%
China Coal Energy Co. (Hong Kong)	1,140,700	3,517,178
Transocean, Inc.(a)	20,708	2,964,350

		6,481,528

Mining — 0.6%
Vulcan Materials Co.	23,100	1,826,979

Multi-Line Retail — 0.1%
Sears Holdings Corp.*	4,200	428,610

Oil, Gas & Consumable Fuels — 14.0%
Canadian Natural Resources Ltd. (Canada)	54,100	3,956,874
ConocoPhillips	160,540	14,175,682
Devon Energy Corp.	91,700	8,153,047
EOG Resources, Inc.	79,870	7,128,397
Occidental Petroleum Corp.	126,900	9,770,031

		43,184,031

Real Estate Operation & Development — 0.4%
Hang Lung Group Ltd. (Hong Kong)	215,000	1,161,747

Retail & Merchandising — 8.2%
Bed Bath & Beyond, Inc.*(a)	51,100	1,501,829
Costco Wholesale Corp.	206,900	14,433,344
CVS Caremark Corp.	110,610	4,396,748
Wal-Mart Stores, Inc.	104,100	4,947,873

		25,279,794

Semiconductors & Semiconductor Equipment — 0.7%
Texas Instruments, Inc.(a)	64,300	2,147,620

Software — 3.4%
Dun & Bradstreet Corp.	30,900	2,738,667
Microsoft Corp.	219,500	7,814,200

		10,552,867

Specialty Retail — 0.3%
Lowe’s Cos., Inc.	46,400	1,049,568

Telecommunications Wireless — 1.3%
SK Telecom Co. Ltd., ADR (South Korea)	58,000	1,730,720
Sprint Nextel Corp.	171,000	2,245,230

		3,975,950

Tobacco — 3.7%
Altria Group, Inc.	150,200	11,352,116

Transportation — 1.7%
Asciano Group (Australia)	34,500	210,287
China Shipping Development Co. Ltd. (China)	390,000	1,030,344

COMMON STOCKS (continued)	Shares	Value (Note 2)

Transportation (continued)
Cosco Pacific Ltd. (Hong Kong)	409,200	$1,077,837
Kuehne & Nagel International AG (Switzerland)	13,145	1,259,756
Toll Holdings Ltd. (Australia)	45,124	450,523
United Parcel Service, Inc. (Class B Stock)	18,600	1,315,392

		5,344,139

Transportation/Shipping — 1.2%
China Merchants Holdings International Co. Ltd. (Hong Kong)	598,000	3,661,403

TOTAL LONG-TERM INVESTMENTS (cost $211,913,264)		306,817,961

SHORT-TERM INVESTMENT — 11.0%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $34,078,567; includes $31,986,826 of cash collateral for securities on loan)(b)(w)(Note 4)	34,078,567	34,078,567

TOTAL INVESTMENTS(o) — 110.3% (cost $245,991,831)		340,896,528

LIABILITIES IN EXCESS OF OTHER ASSETS — (10.3)%		(31,881,925)

NET ASSETS — 100.0%		$309,014,603

The following abbreviation is used in the portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $30,714,678; cash collateral of $31,986,826 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $4,214,400. The aggregate value of $4,100,400 is approximately 1.3% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(o)	As of December 31, 2007, 9 securities representing $18,455,139 and 6.0% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund – Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A11

SP DAVIS VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Insurance	15.7%
Oil, Gas & Consumable Fuels	14.0
Affiliated Money Market Mutual Fund (10.4% represents investments purchased with collateral from securities on loan)	11.0
Financial Services	9.3
Retail & Merchandising	8.2
Media	5.0
Investment Firms	4.8
Tobacco	3.7
Software	3.4
Healthcare Providers & Services	2.5
Metals & Mining	2.1
Financial – Bank & Trust	2.0
Business Services	1.9
Computers	1.8
Electronic Equipment & Instruments	1.8
Transportation	1.7
Foods	1.5
Containers & Packaging	1.5
Healthcare Equipment & Supplies	1.5
Diversified Financial Services	1.3
Commercial Banks	1.3
Industrial Conglomerates	1.3
Telecommunications Wireless	1.3
Entertainment & Leisure	1.2
Transportation/Shipping	1.2
Household Products	1.2
Beverages	1.1
Materials	1.0
Diversified Metals	0.8
Semiconductors & Semiconductor Equipment	0.7
Mining	0.6
Automobile Manufacturers	0.6
Internet Services	0.6
Cosmetics & Toiletries	0.4
Real Estate Operation & Development	0.4
Broadcasting	0.4
Specialty Retail	0.3
Internet Software & Services	0.3
Cable Television	0.3
Internet & Catalog Retail	0.3
Construction	0.2
Multi-line Retail	0.1

110.3
Liabilities in excess of other assets	(10.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A12

SP DAVIS VALUE PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $30,714,678:
Unaffiliated investments (cost $211,913,264)	$306,817,961
Affiliated investments (cost $34,078,567)	34,078,567
Receivable for investments sold	422,469
Dividends and interest receivable	359,727
Receivable for Series shares sold	47,413
Tax reclaim receivable	24,391
Prepaid expenses	2,340

Total Assets	341,752,868

LIABILITIES
Collateral for securities on loan	31,986,826
Payable for investments purchased	294,806
Management fee payable	198,287
Payable to custodian	166,183
Payable for Series shares repurchased	30,974
Accrued expenses and other liabilities	58,385
Deferred trustees’ fees	2,454
Transfer agent fees payable	350

Total Liabilities	32,738,265

NET ASSETS	$309,014,603

Net assets were comprised of:
Paid-in capital	$195,365,338
Retained earnings	113,649,265

Net assets, December 31, 2007	$309,014,603

Net asset value and redemption price per share, $309,014,603 / 25,753,045 outstanding shares of beneficial interest	$12.00

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $42,333 foreign withholding tax)	$5,951,048
Affiliated dividend income	195,002
Affiliated income from securities lending, net	81,458

6,227,508

EXPENSES
Management fee	2,446,602
Custodian’s fees and expenses	87,000
Shareholders’ reports	29,000
Audit fee	17,000
Trustees’ fees	13,000
Insurance expenses	10,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $2,000) (Note 4)	2,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	8,678

Total expenses	2,621,280

NET INVESTMENT INCOME	3,606,228

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	15,387,036
Foreign currency transactions	(26,775)

15,360,261

Net change in unrealized appreciation (depreciation) on:
Investments	(4,115,088)
Foreign currencies	(2,084)

(4,117,172)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	11,243,089

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,849,317

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$3,606,228	$2,532,874
Net realized gain on investment and foreign currency transactions	15,360,261	10,716,506
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,117,172)	30,817,262

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	14,849,317	44,066,642

DISTRIBUTIONS	(13,230,456)	(7,711,471)

SERIES SHARE TRANSACTIONS:
Series shares sold [1,130,984 and 2,724,387 shares, respectively]	13,913,747	29,848,117
Series shares issued in reinvestment of distributions [1,113,675 and 714,025 shares, respectively]	13,230,457	7,711,471
Series shares repurchased [3,844,986 and 5,281,525 shares, respectively]	(47,719,907)	(57,687,525)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(20,575,703)	(20,127,937)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,956,842)	16,227,234
NET ASSETS:
Beginning of year	327,971,445	311,744,211

End of year	$309,014,603	$327,971,445

SEE NOTES TO FINANCIAL STATEMENTS.

A13

SP GROWTH ASSET ALLOCATION PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.5%	Shares	Value (Note2)
Affiliated Mutual Funds
Advanced Series Trust — Marsico Capital Growth Portfolio	9,375,059	$220,032,635
Advanced Series Trust — Western Asset Core Plus Bond Portfolio	1,992,600	19,926,000
The Prudential Series Fund — Jennison Portfolio (Class I)	9,393,649	221,032,569
Money Market Portfolio	6,260	62,600
Natural Resources Portfolio (Class I)	635,537	35,768,000
SP Large Cap Value Portfolio	26,593,097	313,798,543
SP International Growth Portfolio (Class I)	14,876,716	126,749,617
SP International Value Portfolio	10,560,221	112,255,144
SP PIMCO High Yield Portfolio	2,249	22,110
SP PIMCO Total Return Portfolio	13,587,098	158,561,430
SP Small Cap Growth Portfolio	3,150,178	23,972,858
SP Small Cap Value Portfolio	1,192,153	14,568,108

TOTAL LONG-TERM INVESTMENTS (cost $1,042,512,845)		1,246,749,614

SHORT-TERM INVESTMENT — 0.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost 6,471,032) (Note 4)	6,471,032	6,471,032

TOTAL INVESTMENTS — 100.0% (cost $1,048,983,877)(a)		1,253,220,646
LIABILITIES IN EXCESS OF OTHER ASSETS		(561,721)

NET ASSETS — 100.0%		$1,252,658,925

(a)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the underlying portfolios in which the Portfolio invests.

The investment allocation of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Investment Type
Large/Mid-Cap Growth	35.2%
Large/Mid-Cap Value	25.0
Core Bonds	14.2
International Growth	10.1
International Value	9.0
Sector	2.9
Small-Cap Growth	1.9
Small-Cap Value	1.2

99.5
Short-Term Investment	0.5

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A14

SP GROWTH ASSET ALLOCATION PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Affiliated investments, at value (cost $1,048,983,877)	$1,253,220,646
Cash	6,615
Receivable for Series shares sold	39,014
Prepaid expenses	14,035
Dividends receivable	7,666

Total Assets	1,253,287,976

LIABILITIES
Payable for Series shares repurchased	524,806
Management fee payable	53,371
Accrued expenses and other liabilities	50,215
Transfer agent fee payable	634
Payable for investments purchased	25

Total Liabilities	629,051

NET ASSETS	$1,252,658,925

Net assets were comprised of:
Paid-in capital	$933,594,231
Retained earnings	319,064,694

Net assets, December 31, 2007	$1,252,658,925

Net asset value and redemption price per share, $1,252,658,925 / 108,036,663 outstanding shares of beneficial interest	$11.59

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Affiliated dividend income	$17,711,091

EXPENSES
Management fee	641,849
Custodian’s fees and expenses	44,000
Shareholders’ reports	33,000
Audit fee	17,000
Insurance expenses	8,000
Trustees’ fees	7,000
Legal fees and expenses	5,000
Transfer agent’s fee and expenses (including affiliated expense of $3,800) (Note 4)	5,000
Commitment fee on syndicated credit agreement	4,000
Miscellaneous	9,317

Total expenses	774,166

NET INVESTMENT INCOME	16,936,925

NET REALIZED AND UNREALIZED GAIN ON AFFILIATED INVESTMENTS
Net realized gain on investment transactions	32,809,944
Net capital gain distributions received	66,397,750

99,207,694
Net change in unrealized appreciation (depreciation) on investments	(1,774,234)

NET GAIN ON INVESTMENTS	97,433,460

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$114,370,385

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,936,925	$18,680,882
Net realized gain on investment transactions	99,207,694	43,928,941
Net change in unrealized appreciation (depreciation) on investments	(1,774,234)	87,976,514

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	114,370,385	150,586,337

DISTRIBUTIONS	(62,515,434)	(41,746,770)

SERIES SHARE TRANSACTIONS:
Series shares sold [4,149,530 and 10,842,004 shares, respectively]	48,388,069	113,640,623
Series shares issued in reinvestment of distributions [5,426,687 and 4,029,611 shares, respectively]	62,515,434	41,746,770
Series shares repurchased [16,523,123 and 18,418,048 shares, respectively]	(193,998,790)	(192,330,963)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(83,095,287)	(36,943,570)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(31,240,336)	71,895,997
NET ASSETS:
Beginning of year	1,283,899,261	1,212,003,264

End of year	$1,252,658,925	$1,283,899,261

SEE NOTES TO FINANCIAL STATEMENTS.

A15

SP INTERNATIONAL GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 94.6%		Value (Note 2)
COMMON STOCKS	Shares

Australia — 6.1%
BHP Billiton Ltd.	122,200	$4,271,871
CSL Ltd.	69,593	2,204,697
Macquarie Group Ltd.	74,956	5,015,100
QBE Insurance Group Ltd.	152,400	4,424,594
Toll Holdings Ltd.	257,400	2,569,911
Woolworths Ltd.	290,400	8,612,108
WorleyParsons Ltd.	121,800	5,487,016

		32,585,297

Austria — 0.8%
Erste Bank der Oesterreichischen Sparkassen AG	24,833	1,760,897
Raiffeisen International Bank Holding AG	15,650	2,370,484

		4,131,381

Belgium — 1.0%
InBev NV	62,300	5,191,894

Brazil — 5.6%
All America Latina Logistica SA	67,822	877,876
Bolsa de Mercadorias e Futuros — BM&F	26,400	370,787
Bovespa Holding SA	269,100	5,185,466
Companhia Vale do Rio Doce, ADR	217,600	7,108,992
Gafisa SA	86,200	1,607,291
Net Servicos de Comunicacao SA*	138,200	1,684,798
Petroleo Brasileiro SA	46,100	2,289,461
Petroleo Brasileiro SA, ADR	56,230	6,479,945
Redecard SA	95,600	1,546,786
Unibanco — Uniao de Bancos Brasileiros, GDR	17,278	2,412,700

		29,564,102

Canada — 5.1%
Agnico Eagle Mines Ltd.	72,452	3,958,053
Brookfield Asset Management, Inc. (Class A Stock)	107,700	3,868,448
Potash Corp. of Saskatchewan, Inc.	19,472	2,803,189
Research In Motion Ltd.*	59,518	6,749,341
Rogers Communications, Inc. (Class B Stock)	132,217	6,027,097
Shoppers Drug Mart Corp.	66,000	3,561,639

		26,967,767

Chile — 0.3%
Centros Comerciales Sudamericanos SA, ADR, 144A	30,100	1,817,062

China — 2.0%
Baidu.com, ADR*	2,105	821,771
China Communications Construction Co. Ltd. (Class H Stock)	1,447,658	3,742,598
China Merchants Bank Co. Ltd. (Class H Stock)	363,500	1,462,454
China Merchants Holdings International Co. Ltd.	122,000	746,975
China Oilfield Services Ltd. (Class H Stock)	682,000	1,523,111

COMMON STOCKS (continued)	Shares	Value (Note 2)

China (continued)
Country Garden Holdings Co. Ltd.*	755,000	$860,348
Shandong Weigao Group Medical Polymer Co. Ltd. (Class H Stock)	548,000	1,255,033

		10,412,290

Egypt — 0.7%
Egyptian Financial Group Hermes Holding	316,200	3,781,503

Finland — 0.9%
Nokia Oyj	117,100	4,540,392

France — 10.9%
Accor SA	41,547	3,322,691
Alstom	7,582	1,629,537
Axa SA	89,800	3,596,096
Cie Generale de Geophysique-Veritas*	5,750	1,639,326
Electricite de France	41,844	4,984,793
Essilor International SA	56,300	3,592,987
Eurazeo	18,900	2,424,778
Groupe Danone	29,053	2,608,088
Iliad SA	20,300	2,184,423
JC Decaux SA	60,303	2,371,670
L’Oreal SA	55,500	7,950,480
PPR	20,598	3,312,689
Schneider Electric SA	47,800	6,477,044
Veolia Environment	126,880	11,584,755

		57,679,357

Germany — 5.2%
Beiersdorf AG	49,100	3,804,699
Continental AG	55,729	7,250,791
Daimler Chrysler AG	32,942	3,202,835
Deutsche Boerse AG	36,300	7,204,592
GEA Group AG*	33,239	1,156,613
MTU Aero Engines Holding AG	15,640	914,660
Q-Cells AG*	28,700	4,095,384

		27,629,574

Greece — 0.9%
National Bank of Greece SA	59,276	4,071,504
Public Power Corp. SA	15,243	802,298

		4,873,802

Hong Kong — 3.1%
China Mobile Ltd.	91,500	1,593,427
China Mobile Ltd., ADR(a)	10,200	886,074
CNOOC Ltd.	999,800	1,679,036
Esprit Holdings Ltd.	405,400	5,969,623
Li & Fung Ltd.	1,174,400	4,682,007
Shangri-La Asia Ltd.	544,000	1,691,893

		16,502,060

India — 1.3%
HDFC Bank Ltd., ADR(a)	30,900	4,030,905
ICICI Bank Ltd., ADR	47,025	2,892,037

		6,922,942

Indonesia — 0.4%
Bank Rakyat Indonesia	2,550,000	1,982,282

SEE NOTES TO FINANCIAL STATEMENTS.

A16

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Italy — 1.7%
Geox SpA	75,200	$1,511,762
Saipem SpA	194,100	7,784,206

		9,295,968

Japan — 11.6%
Aeon Mall Co. Ltd.	72,800	1,910,520
Daikin Industries Ltd.	30,600	1,706,748
Fanuc Ltd.	49,900	4,837,711
Fujitsu Ltd.	117,000	782,668
Fukuoka Financial Group, Inc.	613,000	3,579,935
Jupiter Telecommunications Co. Ltd.*	2,987	2,513,034
K.K. DaVinci Advisors*	1,262	1,093,336
Komatsu Ltd.	159,500	4,277,658
Marubeni Corp.	307,000	2,151,152
Mitsui & Co. Ltd.	246,000	5,137,130
Mitsui Trust Holdings, Inc.	203,000	1,548,094
NGK Insulators Ltd.	177,000	4,745,602
Nintendo Co. Ltd.	23,800	13,974,216
Nippon Electric Glass Co. Ltd.	109,000	1,773,108
Nomura Holdings, Inc.	48,900	819,313
Shin-Etsu Chemical Co. Ltd.	46,600	2,898,110
Sumitomo Realty & Development Co. Ltd.	127,000	3,105,921
Suruga Bank Ltd.	265,000	2,882,864
Yamada Denki Co. Ltd.	16,920	1,908,664

		61,645,784

Malaysia — 0.8%
Bumiputra-Commerce Holdings Bhd	693,800	2,284,267
Kuala Lumpur Kepong Bhd	426,400	2,227,786

		4,512,053

Mexico — 1.1%
America Movil SAB de CV (Class L Stock), ADR	47,804	2,934,688
Grupo Televisia SA, ADR	130,369	3,098,871

		6,033,559

Netherlands — 0.5%
Heineken NV	41,238	2,666,117

Russia — 0.5%
PIK Group, GDR, 144A*	91,200	2,667,600

Singapore — 1.8%
Capitaland Ltd.	1,366,000	5,877,083
Wilmar International Ltd.	974,200	3,620,051

		9,497,134

South Africa — 1.6%
MTN Group Ltd.	363,595	6,812,934
Naspers Ltd. (Class N Stock)	63,900	1,514,672

		8,327,606

South Korea — 0.9%
NHN Corp.*	9,500	2,265,338
Samsung Electronics Co. Ltd.	4,530	2,665,895

		4,931,233

COMMON STOCKS (continued)	Shares	Value (Note 2)

Spain — 0.9%
Industria de Diseno Textil SA	80,800	$4,963,984

Switzerland — 12.8%
ABB Ltd.	492,120	14,179,175
Actelion Ltd*	74,934	3,445,051
Credit Suisse Group	46,811	2,815,730
EFG International	46,000	1,848,695
Geberit AG	9,300	1,277,349
Holcim Ltd.	45,449	4,869,464
Julius Baer Holding AG	76,080	6,289,880
Kuehne & Nagel International AG	32,100	3,076,315
Lonza Group AG	29,346	3,561,490
Nestle SA	24,706	11,347,542
Roche Holding AG	34,344	5,933,566
SGS Societe Generale	2,006	2,390,226
Sonova Holding AG	14,781	1,669,823
Xstrata PLC	78,600	5,554,383

		68,258,689

Taiwan — 1.0%
Hon Hai Precision Industry Co. Ltd.	473,115	2,916,034
MediaTek, Inc.	166,400	2,132,890

		5,048,924

United Arab Emirates — 0.2%
DP World Ltd.*	682,900	812,651

United Kingdom — 14.1%
BG Group PLC	378,300	8,660,025
British Sky Broadcasting Group PLC	751,816	9,263,757
Capita Group PLC	263,232	3,657,459
Carphone Warehouse Group	221,200	1,516,908
Johnson Matthey PLC	23,788	890,700
Man Group PLC	501,134	5,676,114
Reckitt Benckiser Group PLC	189,693	11,003,372
Rio Tinto PLC	21,367	2,261,493
Rolls-Royce Group PLC*	691,516	7,515,880
Rolls-Royce Group PLC (Class B Stock)*	27,763,526	55,266
Rotork PLC	62,700	1,206,921
Tesco PLC	1,679,514	15,955,650
Tullow Oil PLC	225,900	2,929,649
Vedanta Resources PLC	109,700	4,467,836

		75,061,030

United States — 0.8%
Las Vegas Sands Corp.*	25,267	2,603,764
Schlumberger Ltd.	16,943	1,666,683

		4,270,447

TOTAL LONG-TERM INVESTMENTS (cost $386,337,327)		502,574,484

SEE NOTES TO FINANCIAL STATEMENTS.

A17

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENT — 5.9%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $31,415,333; includes $4,369,462 of cash collateral for securities on loan)(b)(w) (Note 4)	31,415,333	$31,415,333

TOTAL INVESTMENTS(o) — 100.5% (cost $417,752,660)		533,989,817
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (0.5)%		(2,446,402)

NET ASSETS — 100.0%		$531,543,415

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
CHF	Swiss Franc
EUR	Euro

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $4,195,439; cash collateral of $4,369,462 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(o)	As of December 31, 2007, 45 securities representing $140,350,662 and 26.4% of net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
Euros,
expiring 01/03/08	EUR	160	$235,599	$234,141	$(1,458)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Swiss Franc,
expiring 01/03/08	CHF	64	$56,487	$56,866	$(379)
expiring 01/04/08	CHF	97	85,695	85,384	311

			$142,182	$142,250	$(68)

SEE NOTES TO FINANCIAL STATEMENTS.

A18

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Financial Services	6.9%
Food	6.7
Real Estate	6.0
Affiliated Money Market Mutual Fund (0.8% represents investments purchased with collateral from securities on loan)	5.9
Oil, Gas & Consumable Fuels	5.2
Metals & Mining	5.1
Oil & Gas	3.9
Electronic Components	3.2
Financial – Bank & Trust	3.2
Telecommunications	3.2
Entertainment & Leisure	2.6
Commercial Banks	2.4
Broadcasting	2.3
Retail & Merchandising	2.3
Water	2.2
Pharmaceuticals	2.2
Transportation	2.2
Consumer Products & Services	2.1
Automobile Manufacturers	2.0
Medical Supplies & Equipment	1.9
Chemicals	1.9
Media	1.9
Insurance	1.5
Cosmetics & Toiletries	1.5
Beverages	1.5
Lodging	1.4
Automotive Parts	1.4
Software	1.3
Electronics	1.2
Commercial Services	1.2
Building Materials	1.1
Agriculture	1.1
Engineering/Construction	1.0
Internet Software & Services	1.0
Diversified Operations	1.0
Retail	0.9
Machinery – Construction & Mining	0.8
Energy – Other	0.8
Banks	0.7
Computer Hardware	0.7
Conglomerates	0.5
Food Products	0.5
Advertising	0.5
Diversified Financial Services	0.5
Semiconductors	0.4
Electronic Components & Equipment	0.3
Building Products	0.3
Computer Networking	0.3
Diversified Machinery	0.3
Building & Construction	0.3
Apparel	0.3
Instruments – Controls	0.2
Holding Companies – Diversified	0.2
Business Services	0.2
Aerospace & Defense	0.2
Electric	0.1

100.5
Liabilities in excess of other assets	(0.5)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A19

SP INTERNATIONAL GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $4,195,439
Unaffiliated investments (cost $386,337,327)	$502,574,484
Affiliated investments (cost $31,415,333)	31,415,333
Foreign currency, at value (cost $1,633,115)	1,633,841
Receivable for investments sold	1,296,180
Tax reclaim receivable	681,986
Dividends and interest receivable	515,999
Receivable for Series shares sold	223,566
Other assets	75,308
Prepaid expenses	5,661
Unrealized appreciation on foreign currency forward contracts	311

Total Assets	538,422,669

LIABILITIES
Collateral for securities on loan	4,369,462
Payable for investments purchased	1,530,145
Management fee payable	378,485
Payable to custodian	295,349
Accrued expenses and other liabilities	174,206
Payable for Series shares repurchased	118,412
Distribution fee payable	6,346
Administration fee payable	3,807
Unrealized depreciation on foreign currency forward contracts	1,837
Transfer agent fees payable	1,205

Total Liabilities	6,879,254

NET ASSETS	$531,543,415

Net assets were comprised of:
Paid-in capital	$347,731,137
Retained earnings	183,812,278

Net assets, December 31, 2007	$531,543,415

Class I:
Net asset value and redemption price per share, $500,016,447 / 58,706,024 outstanding shares of beneficial interest	$8.52

Class II:
Net asset value and redemption price per share, $31,526,968 / 3,772,647 outstanding shares of beneficial interest	$8.36

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $718,378 foreign withholding tax)	$9,777,853
Affiliated dividend income	699,400
Affiliated income from securities lending, net	41,067
Interest	19,641

10,537,961

EXPENSES
Management fee	4,300,961
Distribution fee—Class II	61,619
Administration fee—Class II	36,971
Custodian’s fees and expenses	313,000
Shareholders’ reports	87,000
Audit fee	22,000
Trustees’ fees	15,000
Loan interest expense (Note 8)	9,858
Transfer agent’s fees and expenses (including affiliated expense of $6,500) (Note 4)	7,000
Legal fees and expenses	6,000
Insurance expenses	4,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	14,623

Total expenses	4,879,032

NET INVESTMENT INCOME	5,658,929

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	70,851,009
Foreign currency transactions	(841,617)

70,009,392

Net change in unrealized appreciation (depreciation) on:
Investments	14,829,831
Foreign currencies	74,848

14,904,679

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	84,914,071

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$90,573,000

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$5,658,929	$3,333,006
Net realized gain on investment and foreign currency transactions	70,009,392	71,519,956
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	14,904,679	16,561,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,573,000	91,414,165

DISTRIBUTIONS
Class I	(69,883,162)	(45,416,833)
Class II	(4,307,436)	(2,301,316)

TOTAL DISTRIBUTIONS	(74,190,598)	(47,718,149)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [11,040,459 and 11,881,106 shares, respectively]	100,653,807	90,213,315
Series shares issued in reinvestment of distributions [8,842,171 and 6,452,228 shares, respectively]	74,190,598	47,718,149
Series shares repurchased [15,266,263 and 23,645,208 shares, respectively]	(139,468,986)	(178,494,583)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	35,375,419	(40,563,119)

TOTAL INCREASE IN NET ASSETS	51,757,821	3,132,897
NET ASSETS:
Beginning of year	479,785,594	476,652,697

End of year	$531,543,415	$479,785,594

SEE NOTES TO FINANCIAL STATEMENTS.

A20

SP INTERNATIONAL VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.5%		Value (Note 2)
COMMON STOCKS	Shares

Australia — 1.7%
AWB Ltd.	310,900	$794,976
Bluescope Steel Ltd.	104,200	874,684
Commonwealth Bank of Australia	20,100	1,036,332
CSR Ltd.	253,300	685,898
Pacific Brands Ltd.	231,100	656,307
Qantas Airways Ltd.	393,600	1,870,127
Santos Ltd.	72,300	888,439
Telestra Corp. Ltd.	269,600	1,104,853
Zinifex Ltd.	46,500	498,793

		8,410,409

Austria — 0.3%
voestalpine AG	18,800	1,359,212

Belgium — 0.5%
AGFA-Gevaert NV	39,400	604,275
Dexia NV/SA	24,800	624,741
Fortis NV/SA	42,900	1,129,624

		2,358,640

Brazil — 0.9%
Empresa Brasileira de Aeronautica SA, ADR	92,700	4,226,193

Canada — 5.6%
Canadian National Railway Co.	120,100	5,676,747
Canadian Natural Resources Ltd.	64,200	4,721,248
Potash Corp. of Saskatchewan	77,000	11,084,920
Rogers Communications, Inc. (Class B Stock)	138,500	6,313,506

		27,796,421

China — 3.5%
China Merchants Bank Co. Ltd.	851,500	3,425,803
China Petroleum and Chemical Corp. (Class H Stock)	4,304,093	6,380,599
Country Garden Holdings Co. Ltd.*	3,721,400	4,240,664
Soho China Ltd*	3,118,600	3,219,628

		17,266,694

Denmark — 3.2%
Carlsberg A/S (Class B Stock)	37,400	4,524,622
Danske Bank SA	28,900	1,131,906
H. Lundbeck A/S	55,800	1,509,867
Novo Nordisk SA (Class B Stock)	131,900	8,663,935

		15,830,330

Finland — 3.8%
Fortum Oyj	205,208	9,243,766
Nokia Oyj	209,700	8,130,830
Rautaruukki Oyj	17,900	775,962
Tietoenator Oyj	35,600	799,474

		18,950,032

France — 11.3%
Air Liquide	53,672	7,987,591
Arkema*	130	8,542
AXA SA	188,200	7,536,585
BNP Paribas SA	31,800	3,450,730
Ciments Francais SA	3,000	516,294

COMMON STOCKS (continued)	Shares	Value (Note 2)

France (continued)
Compagnie Generale des Establissements Michelin (Class B Stock)	8,800	$1,009,986
Credit Agricole SA	31,300	1,055,735
France Telecom SA	178,567	6,427,650
Groupe Danone	86,700	7,783,061
LVMH Moet Hennessy Louis Vuitton SA	55,135	6,664,856
Natixis SA	30,000	576,341
PSA Peugeot Citroen SA	19,800	1,500,987
Renault SA	11,000	1,560,171
Sanofi-Aventis	34,100	3,139,930
Schneider Electric SA	6,200	840,119
Societe Generale	3,300	477,315
Thales SA	14,000	834,101
Thomson	61,800	879,153
Total SA	17,200	1,429,121
Valeo SA	23,100	952,410
Vivendi	29,500	1,353,436

		55,984,114

Germany — 6.5%
BASF AG	72,400	10,734,512
Daimler AG	21,900	2,129,260
Deutsche Bank AG	20,200	2,640,291
Deutsche Lufthansa AG	33,800	900,385
E.ON AG	45,400	9,663,854
Heidelberger Druckmaschinen AG	20,600	692,720
Muenchener Rueckversicherungs AG	8,100	1,574,359
ThyssenKrup AG	46,900	2,629,669
Volkswagen AG	4,400	1,004,196

		31,969,246

Greece — 1.3%
National Bank of Greece SA	24,735	1,698,979
OPAP SA	122,593	4,914,689

		6,613,668

Hong Kong — 3.5%
Chaoda Modern Agriculture Holdings Ltd.	1,023,637	915,782
China Mobile Ltd.	471,565	8,212,070
CITIC Pacific Ltd.	138,000	762,951
Hong Kong Electric Holdings	124,000	709,631
Hong Kong Exchanges and Clearing Ltd.	213,800	5,993,623
Orient Overseas International Ltd.	117,392	860,046
Solomon Systech International Ltd.	525,000	44,077

		17,498,180

Ireland — 0.4%
Allied Irish Banks PLC	51,100	1,170,794
Irish Life & Permanent PLC	45,500	785,641

		1,956,435

Israel — 2.9%
Amdocs Ltd.*	122,100	4,208,787
Teva Pharmaceutical Industries Ltd., ADR	219,000	10,179,120

		14,387,907

SEE NOTES TO FINANCIAL STATEMENTS.

A21

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Italy — 1.5%
Banche Popolari Unite SpA	26,200	$720,532
Banco Ambrosiano Veneto SpA	105,200	832,101
Banco Popolare Scarl*	37,000	820,094
Eni SpA	83,100	3,043,489
Finmeccanica SpA	28,100	902,608
Fondiaria SAI SpA	17,000	700,908
Indesit Co. SpA	27,500	426,992

		7,446,724

Japan — 12.4%
Alpine Electronics, Inc.	45,300	759,022
ALPS Electric Co. Ltd.	51,800	669,210
Asahi Kasei Corp.	122,000	805,136
Canon, Inc.	89,371	4,090,206
Cosmo Oil Co. Ltd.	149,000	550,762
Denki Kagaku Kogyo Kabushiki Kiasha	133,000	574,882
Fanuc Ltd.	63,600	6,165,900
Fuji Heavy Industries Ltd.	241,100	1,116,762
Hokkaido Electric Power Co., Inc.	13,100	282,384
Honda Motor Co. Ltd.	74,200	2,451,186
Komatsu Ltd.	58,100	1,558,194
Kurabo Industries Ltd.	152,000	340,980
Kureha Corp.	134,000	714,048
Kyushu Electric Power Co., Inc.	7,400	181,662
Marubeni Corp.	124,600	873,073
Matsushita Electric Industrial Co. Ltd.	45,000	922,089
Mitsubishi Chemical Holdings Corp.	126,000	961,340
Nifco, Inc.	28,200	654,408
Nintendo Co. Ltd.	13,410	7,873,708
Nippon Oil Corp.	82,700	668,578
Nippon Shokubai Co. Ltd.	88,000	843,213
Nippon Telegraph and Telephone Corp.	400	1,988,372
Nippon Unipac Group, Inc.	141	424,733
Nipro Corp.	25,000	500,307
Nissan Motor Co. Ltd.	230,200	2,512,517
Nomura Holdings, Inc.	65,400	1,095,768
NTT DoCoMo, Inc.	1,400	2,304,834
OJI Paper Co. Ltd.	23,000	112,999
Okasan Holdings, Inc.	46,900	264,146
Promise Co. Ltd.	3,800	93,563
Ricoh Co. Ltd.	59,000	1,077,124
Santen Pharmaceutical Co. Ltd.	21,200	522,793
Sanwa Shutter Corp.	136,000	667,684
Seiko Epson Corp.	4,900	104,364
Sumitomo Corp.	75,000	1,049,353
Sumitomo Trust & Banking Co. Ltd. (The)	149,000	982,021
Takefuji Corp.	15,100	362,681
Tanabe Seiyaku Co. Ltd.	112,000	1,040,395
Toppan Printing Co. Ltd.	64,000	627,639
Toyota Motor Corp.	135,100	7,195,252
Yamada Denki Co. Ltd.	40,429	4,560,602
Yokohama Rubber Co. Ltd.	85,000	502,356

		61,046,246

Mexico — 2.2%
America Movil SA de CV, ADR	104,800	6,433,672

COMMON STOCKS (continued)	Shares	Value (Note 2)

Mexico (continued)
Wal-Mart de Mexico SA de CV	1,237,700	$4,314,934

		10,748,606

Netherlands — 1.6%
Aegon NV	48,400	855,529
ING Groep NV, ADR	64,800	2,534,322
Koninklijke (Royal) KPN NV	69,200	1,258,605
Oce NV	58,900	1,066,102
Royal Dutch Shell PLC (Class A Stock)	50,700	2,131,124

		7,845,682

New Zealand — 0.1%
Air New Zealand Ltd.	317,200	457,197

Norway — 0.2%
Norsk Hydro ASA	24,400	348,709
StatoilHydro ASA	21,037	654,761

		1,003,470

Russia — 2.2%
OAO Gazprom, ADR	123,700	7,013,790
Sberbank	940,000	3,966,800

		10,980,590

Singapore — 0.6%
MobileOne Ltd.	441,000	579,827
Neptune Orient Lines Ltd.	336,000	903,227
Singapore Airlines Ltd.	122,270	1,468,856

		2,951,910

South Korea — 1.0%
Shinhan Financial Group Co. Ltd.	83,955	4,762,331

Spain — 2.9%
Banco Bilbao Vizcaya Argentaria SA	62,400	1,529,050
Banco Santander Central Hispano SA	197,100	4,262,042
Repsol YPF SA	61,200	2,181,464
Telefonica SA	189,200	6,146,503

		14,119,059

Sweden — 0.7%
Electrolux AB (Class B Stock)	59,500	998,847
Nordea Bank AB	69,700	1,164,686
SSAB Svenskt Stal AB, Series B	32,600	801,987
Volvo AB (Class B Stock)	34,600	580,842

		3,546,362

Switzerland — 10.1%
Baloise Holding	11,000	1,083,337
Ciba Specialty Chemicals AG	2,600	120,567
Credit Suisse Group	50,800	3,055,673
Georg Fischer AG*	1,400	861,900
Givaudan SA	3,472	3,345,804
Nestle SA	18,300	8,405,247
Novartis AG	119,615	6,561,049
Rieter Holdings AG	1,400	618,293
Roche Holding AG	54,885	9,482,406
Swiss Re	28,500	2,025,195
Swisscom AG	5,500	2,147,242
UBS AG	200,560	9,282,643
Verwaltungs und Privat Bank AG	2,900	717,860

SEE NOTES TO FINANCIAL STATEMENTS.

A22

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Switzerland (continued)
Zurich Financial Services AG	7,400	$2,173,298

		49,880,514

United Kingdom — 16.6%
Alliance & Leicester PLC	41,800	539,183
Arm Holdings PLC	1,083,700	2,674,950
AstraZeneca PLC	66,100	2,847,368
Aviva PLC	60,100	805,146
Barclays PLC	202,300	2,029,604
Beazley Group PLC	166,000	537,792
BP PLC	388,200	4,752,429
Bradford & Bingley PLC	101,000	538,817
Brit Insurance Holdings PLC	169,600	773,119
BT Group PLC	389,500	2,114,741
Carnival PLC	131,131	5,792,254
Dairy Crest Group PLC	40,400	468,851
Davis Service Group PLC	68,400	699,849
Drax Group PLC	16,911	203,662
DS Smith PLC	158,000	658,124
DSG International PLC	317,100	626,486
GKN PLC	203,300	1,141,225
GlaxoSmithKline PLC	47,500	1,209,342
HBOS PLC	167,200	2,446,294
Kingfisher	1,010,511	2,928,784
Legal & General PLC	364,200	946,821
Lloyds TSB Group PLC	608,966	5,721,633
Marks & Spencer Group PLC	511,000	5,696,313
Next PLC	107,767	3,483,829
Northern Foods PLC	162,900	304,813
Old Mutual PLC	230,800	770,007
Reckitt Benckiser PLC	103,923	6,028,179

COMMON STOCKS (continued)	Shares	Value (Note 2)

United Kingdom (continued)
Royal & Sun Alliance Insurance Group PLC	396,400	$1,169,410
Royal Bank of Scotland Group PLC	170,100	1,503,392
Royal Dutch Shell PLC (Class B Stock)	103,100	4,289,334
SABMiller PLC	243,500	6,863,524
Tate & Lyle PLC	65,200	577,554
Taylor Woodrow PLC	107,500	434,935
Tomkins PLC	125,800	442,614
TT Electronics PLC	127,500	286,162
Vodafone Group PLC	1,142,700	4,271,818
Vodafone Group PLC, ADR	142,000	5,299,440

		81,877,798

United States — 1.0%
Schlumberger Ltd.	50,600	4,977,522

TOTAL LONG-TERM INVESTMENTS (cost $398,385,923)		486,251,492

SHORT-TERM INVESTMENT — 0.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $3,554,153)(w)(Note 4)	3,554,153	3,554,153

TOTAL INVESTMENTS(o) — 99.2% (cost $401,940,076)		489,805,645
OTHER ASSETS IN EXCESS OF LIABILITIES(x) — 0.8%		3,825,123

NET ASSETS — 100.0%		$493,630,768

The following abbreviations are used in the portfolio descriptions:

ADR	American Depositary Receipt
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
MXN	Mexican Peso

*	Non-income producing security.

(o)	As of December 31, 2007, 66 securities representing $109,173,338 and 22.1% of the total net assets were fair valued in accordance with the policies adopted by the Board of Trustees.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A23

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

(x)	Other assets in excess of liabilities includes net unrealized appreciation (depreciation) on forward foreign currency contracts as follows:

Forward	foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Depreciation
British Pound
expiring 01/03/008	GBP	8	$15,207	$15,189	$(18)

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
Euro
expiring 01/03/08	EUR	10	$15,207	$15,112	$95
expiring 06/24/08	EUR	12,150	17,432,821	17,768,977	(336,156)
Mexican Peso
expiring 06/06/08	MXN	121,300	10,945,678	10,972,163	(26,485)
Swiss Franc
expiring 06/24/08	CHF	6,400	5,584,642	5,702,116	(117,474)

			$33,978,348	$34,458,368	$(480,020)

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Financial – Bank & Trust	11.4%
Telecommunications	10.7
Pharmaceuticals	7.8
Chemicals	7.4
Oil, Gas & Consumable Fuels	7.3
Insurance	4.6
Automobile Manufacturers	3.9
Beverages	2.3
Electric	2.2
Retail	2.0
Electric Utilities	1.9
Retail & Merchandising	1.7
Food	1.7
Leisure Equipment & Products	1.6
Food Products	1.6
Financial Services	1.6
Real Estate	1.5
Transportation	1.5
Diversified Operations	1.4
Diversified Financial Services	1.4
Oil & Gas Exploration/Production	1.4
Consumer Products & Services	1.3
Automobiles	1.3
Media	1.3
Electronics	1.3
Office Equipment	1.2
Entertainment & Leisure	1.2
Wireless Telecommunication Services	1.1
Gaming	1.0
Airlines	1.0
Building Materials	0.9
Aerospace	0.9
Affiliated Money Market Mutual Fund	0.7
Automotive Parts	0.7
Iron/Steel	0.7
Home Furnishings	0.7
Semiconductor Components	0.5
Telecom – Cellular	0.5

Oil & Gas	0.4%
Distribution/Wholesale	0.4
Aerospace & Defense	0.4
Metals & Mining	0.3
Machinery – Construction & Mining	0.3
Steel Producers/Products	0.3
Multimedia	0.3
Foods	0.3
Commercial Services	0.2
Commercial Banks	0.2
Insurance – Property Insurance	0.2
Miscellaneous Manufacturing	0.2
Furniture	0.2
Electronic Components	0.2
Farming & Agriculture	0.2
Electrical Equipment	0.2
Computer Services & Software	0.2
Agriculture	0.2
Rubber/Plastic Products	0.2
Machinery	0.2
Paper & Forest Products	0.1
Auto/trucks Parts & Equipment	0.1
Machinery & Equipment	0.1
Diversified Machinery	0.1
Healthcare-products	0.1
Mining	0.1
Construction	0.1
Paper & Related Products	0.1
Textiles	0.1

99.2
Other assets in excess of liabilities	0.8

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A24

SP INTERNATIONAL VALUE PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $398,385,923)	$486,251,492
Affiliated investments (cost $3,554,153)	3,554,153
Foreign currency, at value (cost $407,128)	411,677
Cash	22,820
Receivable for investments sold	4,910,010
Tax reclaim receivable	900,883
Dividends and interest receivable	562,972
Other assets	150,208
Prepaid expenses	3,255
Receivable for Series shares sold	2,086
Unrealized appreciation on foreign currency forward contracts	95

Total Assets	496,769,651

LIABILITIES
Payable for investments purchased	1,943,589
Unrealized depreciation on foreign currency forward contracts	480,133
Management fee payable	373,303
Accrued expenses and other liabilities	189,828
Payable for Series shares repurchased	151,390
Transfer agent fees payable	640

Total Liabilities	3,138,883

NET ASSETS	$493,630,768

Net assets were comprised of:
Paid-in capital	$343,388,261
Retained earnings	150,242,507

Net assets, December 31, 2007	$493,630,768

Net asset value and redemption price per share, $493,630,768 / 46,449,421 outstanding shares of beneficial interest	$10.63

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $1,146,243 foreign withholding tax)	$14,210,338
Affiliated dividend income	208,458
Interest	16,244

14,435,040

EXPENSES
Management fee	4,666,427
Custodian’s fees and expenses	298,000
Shareholders’ reports	70,000
Audit fee	22,000
Loan interest expense (Note 8)	21,528
Trustees’ fees	15,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $4,200) (Note 4)	5,000
Insurance expenses	4,000
Miscellaneous	15,337

Total expenses	5,125,292

NET INVESTMENT INCOME	9,309,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	54,705,309
Foreign currency transactions	(732,910)

53,972,399

Net change in unrealized appreciation (depreciation) on:
Investments	24,609,037
Foreign currencies	(439,384)

24,169,653

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	78,142,052

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$87,451,800

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$9,309,748	$10,054,042
Net realized gain on investment and foreign currency transactions	53,972,399	93,311,065
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	24,169,653	12,429,915

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	87,451,800	115,795,022

DISTRIBUTIONS	(103,097,386)	(11,818,434)

SERIES SHARE TRANSACTIONS:
Series shares sold [3,727,566 and 10,491,513 shares, respectively]	45,503,186	104,888,014
Series shares issued in reinvestment of distributions [9,781,536 and 1,199,841 shares, respectively]	103,097,386	11,818,434
Series shares repurchased [9,807,700 and 11,838,881 shares, respectively]	(126,710,224)	(122,618,454)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	21,890,348	(5,912,006)

TOTAL INCREASE IN NET ASSETS	6,244,762	98,064,582
NET ASSETS:
Beginning of year	487,386,006	389,321,424

End of year	$493,630,768	$487,386,006

SEE NOTES TO FINANCIAL STATEMENTS.

A25

SP LARGE CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 98.0%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace & Defense — 2.5%
General Dynamics Corp.	10,400	$925,496
Goodrich Corp.	8,900	628,429
Lockheed Martin Corp.	8,100	852,606
Northrop Grumman Corp.	109,000	8,571,760
United Technologies Corp.	127,400	9,751,196

		20,729,487

Auto Components — 0.5%
Johnson Controls, Inc.	124,300	4,479,772

Automotive Parts
Advance Auto Parts, Inc.	6,200	235,538

Banks — 2.3%
Colonial BancGroup, Inc. (The)(a)	53,900	729,806
Fannie Mae	245,300	9,807,094
Fifth Third Bancorp	12,000	301,560
KeyCorp(a)	141,669	3,322,138
Wells Fargo & Co.(a)	169,000	5,102,110

		19,262,708

Beverages — 0.3%
Coca-Cola Co.	42,900	2,632,773

Biotechnology Healthcare — 0.1%
Celgene Corp.*	15,000	693,150

Chemicals — 2.5%
Air Products & Chemicals, Inc.	14,900	1,469,587
Dow Chemical Co.	146,500	5,775,030
E.I. DuPont de Nemours & Co.	23,100	1,018,479
Eastman Chemical Co.	86,000	5,253,740
PPG Industries, Inc.	17,500	1,229,025
Praxair, Inc.	16,100	1,428,231
Rohm & Haas Co.(a)	90,300	4,792,221

		20,966,313

Clothing & Apparel — 0.1%
Limited Brands, Inc.	37,400	707,982
VF Corp.	4,500	308,970

		1,016,952

Commercial Banks — 4.2%
Bank of America Corp.	656,768	27,098,248
Bank of New York Mellon Corp. (The)	49,100	2,394,116
Comerica, Inc.	55,900	2,433,327
Huntington Bancshares, Inc.(a)	89,900	1,326,924
National City Corp.(a)	41,100	676,506
UnionBanCal Corp.	13,900	679,849
Zions Bancorp(a)	9,200	429,548

		35,038,518

Commercial Services — 0.2%
Domtar Corp. (Canada)*(a)	241,000	1,853,290

Computers — 0.1%
SanDisk Corp.*	9,800	325,066
Sun Microsystems, Inc.*	14,500	262,885

		587,951

Computers & Peripherals — 0.2%
Hewlett-Packard Co.	27,500	1,388,200

COMMON STOCKS (continued)	Shares	Value (Note 2)

Construction — 0.2%
Toll Brothers, Inc.*(a)	75,100	$1,506,506

Consumer Products & Services — 2.0%
Procter & Gamble Co.	118,100	8,670,902
UST, Inc.(a)	143,289	7,852,237

		16,523,139

Diversified — 0.1%
Vornado Realty Trust(a)	8,800	773,960

Diversified Financial Services — 7.0%
BB & T Corp.(a)	57,300	1,757,391
Capital One Financial Corp.(a)	34,100	1,611,566
CIT Group, Inc.	132,300	3,179,169
Citigroup, Inc.	540,300	15,906,432
Countrywide Financial Corp.(a)	57,200	511,368
Goldman Sachs Group, Inc.	23,700	5,096,685
JPMorgan Chase & Co.	110,400	4,818,960
Lehman Brothers Holdings, Inc.(a)	39,400	2,578,336
Morgan Stanley	102,600	5,449,086
State Street Corp.	56,900	4,620,280
SunTrust Banks, Inc.(a)	37,400	2,337,126
TCF Financial Corp.(a)	100,600	1,803,758
U.S. Bancorp	271,600	8,620,584

		58,290,741

Diversified Telecommunication Services — 5.0%
AT&T, Inc.	463,100	19,246,436
Cisco Systems, Inc.*	78,800	2,133,116
Corning, Inc.	71,000	1,703,290
Motorola, Inc.(a)	1,100	17,644
Sprint Nextel Corp.	145,900	1,915,667
Verizon Communications, Inc.(a)	384,700	16,807,543

		41,823,696

Electric — 0.3%
DTE Energy Co.(a)	52,400	2,303,504

Electric – Integrated — 0.3%
Sierra Pacific Resources(a)	127,200	2,159,856

Electric Utilities — 7.2%
American Electric Power Co., Inc.	125,600	5,847,936
CMS Energy Corp.(a)	175,000	3,041,500
Edison International	107,100	5,715,927
Entergy Corp.	20,200	2,414,304
Exelon Corp.	67,100	5,478,044
FirstEnergy Corp.	68,700	4,969,758
FPL Group, Inc.(a)	44,400	3,009,432
General Electric Co.	637,100	23,617,297
Ingersoll-Rand Co. Ltd. (Class A Stock)(a)	13,300	618,051
Northeast Utilities	73,800	2,310,678
Xcel Energy, Inc.	125,600	2,834,792

		59,857,719

Electronic Components
LSI Logic Corp.*	17,900	95,049

Electronic Equipment & Instruments — 0.9%
Tyco Electronics Ltd. (Bermuda)	197,856	7,346,393

SEE NOTES TO FINANCIAL STATEMENTS.

A26

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Entertainment & Leisure — 0.1%
Royal Caribbean Cruises Ltd.	26,800	$1,137,392

Exchange Traded Fund — 0.1%
iShares Russell 1000 Value Index Fund	13,720	1,102,402

Financial – Bank & Trust — 4.9%
PNC Financial Services Group, Inc.	88,193	5,789,870
Regions Financial Corp.	95,800	2,265,670
Sovereign Bancorp, Inc.(a)	206,619	2,355,457
Wachovia Corp.(a)	518,500	19,718,555
Washington Mutual, Inc.(a)	798,800	10,871,668

		41,001,220

Financial Services — 1.6%
Freddie Mac	321,400	10,950,098
TD Ameritrade Holding Corp.*(a)	116,700	2,341,002

		13,291,100

Food & Staples Retailing — 1.1%
Safeway, Inc.	89,200	3,051,532
SYSCO Corp.	27,900	870,759
Wal-Mart Stores, Inc.	115,000	5,465,950

		9,388,241

Food Products — 1.2%
Campbell Soup Co.	3,500	125,055
General Mills, Inc.	61,000	3,477,000
Kraft Foods, Inc. (Class A Stock)	196,100	6,398,743

		10,000,798

Healthcare Equipment & Supplies — 0.4%
Covidien Ltd. (Bermuda)	69,128	3,061,679

Healthcare-Products — 0.2%
Boston Scientific Corp.*(a)	24,700	287,261
C.R. Bard, Inc.(a)	11,700	1,109,160

		1,396,421

Healthcare Providers & Services — 2.6%
Aetna, Inc.	129,900	7,499,127
UnitedHealth Group, Inc.	203,400	11,837,880
WellPoint, Inc.*	29,700	2,605,581

		21,942,588

Healthcare Supplies — 0.4%
Amgen, Inc.*	78,100	3,626,964

Hotels & Motels — 0.1%
Starwood Hotels & Resorts Worldwide, Inc.	26,400	1,162,392

Hotels, Restaurants & Leisure — 0.7%
Carnival Corp. (Panama)	48,400	2,153,316
McDonald’s Corp.	36,100	2,126,651
Wyndham Worldwide Corp.(a)	45,600	1,074,336

		5,354,303

Household Durables — 0.7%
Centex Corp(a)	83,400	2,106,684
Lennar Corp. (Class A Stock)(a)	188,900	3,379,421
Lennar Corp. (Class B Stock)	16,700	277,220

		5,763,325

COMMON STOCKS (continued)	Shares	Value (Note 2)

Industrial Conglomerates — 1.5%
3M Co.	73,500	$6,197,520
Eaton Corp.	15,900	1,541,505
Tyco International Ltd. (Bermuda)	118,871	4,713,235

		12,452,260

Insurance — 7.4%
AFLAC, Inc.(a)	16,900	1,058,447
Allstate Corp. (The)	42,000	2,193,660
AMBAC Financial Group, Inc.(a)	63,800	1,644,126
American International Group, Inc.	60,400	3,521,320
Assurant, Inc.(a)	20,800	1,391,520
AXIS Capital Holdings, Ltd.	59,400	2,314,818
Chubb Corp. (The)	108,000	5,894,640
CIGNA Corp.	13,400	719,982
Genworth Financial, Inc. (Class A Stock)	207,400	5,278,330
Hanover Insurance Group, Inc. (The)	39,600	1,813,680
Hartford Financial Services Group, Inc.	76,400	6,661,316
Lincoln National Corp.	30,500	1,775,710
MBIA, Inc.(a)	80,300	1,495,989
MetLife, Inc.	149,700	9,224,514
Protective Life Corp.	20,800	853,216
Provident Corp.	150,700	3,585,153
Renaissance Holdings Ltd.(a)	41,700	2,512,008
Travelers Cos., Inc. (The)	132,100	7,106,980
W.R. Berkely Corp.	12,000	357,720
XL Capital Ltd. (Class A Stock)	38,300	1,926,873

		61,330,002

Internet Services — 0.1%
eBay, Inc.*	20,700	687,033

IT Consulting & Services — 0.4%
Affiliated Computer Services, Inc. (Class A Stock)*	2,800	126,280
International Business Machines Corp.(a)	29,200	3,156,520

		3,282,800

IT Services — 0.8%
Electronic Data Systems Corp.	322,100	6,677,133

Machinery — 0.3%
Deere & Co.	2,800	260,736
Dover Corp.	52,800	2,433,552

		2,694,288

Machinery & Equipment — 0.3%
Caterpillar, Inc.	33,000	2,394,480
Rockwell Automation, Inc.	1,200	82,752

		2,477,232

Manufacturing — 0.1%
Danaher Corp.	12,000	1,052,880

Media — 1.9%
CBS Corp. (Class B Stock)(a)	57,800	1,575,050
Idearc, Inc.	136,700	2,400,452
News Corp. (Class A Stock)	217,800	4,462,722
Time Warner, Inc.(a)	32,800	541,528
Walt Disney Co. (The)	217,200	7,011,216

		15,990,968

SEE NOTES TO FINANCIAL STATEMENTS.

A27

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Metals & Mining — 0.5%
United States Steel Corp.(a)	34,900	$4,219,759

Multi-Line Retail — 0.7%
Abercrombie & Fitch Co. (Class A Stock)(a)	7,400	591,778
Kohl’s Corp.*	8,800	403,040
Lowe’s Cos., Inc.(a)	203,200	4,596,384

		5,591,202

Multi-Utilities — 0.1%
SCANA Corp.	20,500	864,075

Networking Products
Juniper Networks, Inc.*(a)	10,100	335,320

Office Equipment — 0.8%
Staples, Inc.(a)	293,959	6,781,634

Oil & Gas — 2.7%
Apache Corp.	88,050	9,468,897
Occidental Petroleum Corp.	150,900	11,617,791
Schlumberger Ltd. (Netherlands)	15,700	1,544,409

		22,631,097

Oil, Gas & Consumable Fuels — 13.6%
Anadarko Petroleum Corp.	137,200	9,012,668
ChevronTexaco Corp.	186,800	17,434,044
ConocoPhillips	324,701	28,671,099
Devon Energy Corp.	156,800	13,941,088
EnCana Corp.(a)	800	54,368
Exxon Mobil Corp.	272,800	25,558,632
Halliburton Co.	6,100	231,251
Hess Corp.	7,400	746,364
Marathon Oil Corp.	113,900	6,931,954
Nabors Industries Ltd. (Bermuda)*	10,700	293,073
Patterson-UTI Energy, Inc.	18,800	366,976
Royal Dutch Shell PLC (Class B Stock), ADR (United Kingdom)	37,300	3,095,900
Sunoco, Inc.(a)	37,300	2,702,012
XTO Energy, Inc.	80,375	4,128,060

		113,167,489

Paper & Forest Products — 0.1%
Weyerhaeuser Co.(a)	6,700	494,058

Pharmaceuticals — 6.5%
Abbott Laboratories	41,100	2,307,765
AstraZeneca PLC, ADR (United Kingdom)(a)	44,000	1,884,080
Bristol-Meyers Squibb Co.	39,100	1,036,932
Eli Lilly & Co.	117,900	6,294,681
Johnson & Johnson	65,600	4,375,520
Merck & Co., Inc.	101,000	5,869,110
Pfizer, Inc.	853,100	19,390,963
Schering-Plough Corp.	154,400	4,113,216
Sepracor, Inc.*(a)	12,300	322,875
Wyeth	198,400	8,767,296

		54,362,438

Real Estate Investment Trusts — 1.2%
Alexandria Real Estate Equities, Inc.(a)	4,800	488,016
Apartment Investment & Management Co. (Class A Stock)(a)	47,600	1,653,148

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts (continued)
Duke Realty Corp.(a)	56,000	$1,460,480
Hospitality Properties Trust(a)	70,400	2,268,288
Host Hotels & Resorts Inc.(a)	57,100	972,984
Liberty Property Trust	14,900	429,269
ProLogis(a)	8,800	557,744
Public Storage, Inc.(a)	19,900	1,460,859
Simon Property Group, Inc.(a)	1,100	95,546
UDR, Inc.	11,000	218,350

		9,604,684

Retail — 0.2%
Borders Group, Inc.(a)	99,700	1,061,805
Family Dollar Stores, Inc.(a)	33,200	638,436

		1,700,241

Retail & Merchandising — 0.4%
CVS/Caremark Corp.	26,000	1,033,500
Macy’s, Inc.	77,400	2,002,338

		3,035,838

Semiconductors — 0.2%
Altera Corp.	7,600	146,832
Broadcom Corp. (Class A Stock)	17,600	460,064
Xilinx, Inc.	51,300	1,121,931

		1,728,827

Software — 2.1%
BMC Software, Inc.*	87,600	3,122,064
CA, Inc.(a)	270,715	6,754,339
Microsoft Corp.	202,900	7,223,240

		17,099,643

Specialty Retail — 1.3%
AutoNation, Inc.*(a)	94,600	1,481,436
AutoZone, Inc.*	5,300	635,523
Gap, Inc.	98,600	2,098,208
Home Depot, Inc. (The)	150,525	4,055,144
NIKE, Inc. (Class B Stock)(a)	25,800	1,657,392
Ross Stores, Inc.	20,500	524,185

		10,451,888

Telecommunication Services
Crown Castle International Corp.*	5,500	228,800

Textiles, Apparel & Luxury Goods — 0.2%
Jones Apparel Group, Inc.	100,400	1,605,396

Tobacco — 3.8%
Altria Group, Inc.	387,800	29,309,924
Imperial Tobacco Group, ADR (United Kingdom)	18,400	1,973,952

		31,283,876

Transportation — 0.6%
Norfolk Southern Corp.	94,900	4,786,756

Utilities — 0.1%
Dynegy, Inc.*	13,100	93,534
Illinois Tool Works, Inc.	12,400	663,896

		757,430

TOTAL LONG-TERM INVESTMENTS (cost $769,577,607)		815,169,087

SEE NOTES TO FINANCIAL STATEMENTS.

A28

SP LARGE CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENT — 15.3%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $126,898,413; includes $111,341,082 of cash collateral for securities on loan)(b)(w) (Note 4)	126,898,413	$126,898,413

TOTAL SHORT-TERM INVESTMENTS (cost $126,898,413)		126,898,413

TOTAL INVESTMENTS — 113.3% (cost $896,476,020)		942,067,500

LIABILITIES IN EXCESS OF OTHER ASSETS — (13.3)%		(110,463,834)

NET ASSETS — 100.0%		$831,603,666

The following abbreviation is used in the portfolio descriptions.

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $107,373,558; cash collateral of $111,341,082 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Fund.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (13.4% represents investments purchased with collateral from securities on loan)	15.3%
Oil, Gas & Consumable Fuels	13.6
Insurance	7.4
Electric Utilities	7.2
Diversified Financial Services	7.0
Pharmaceuticals	6.5
Diversified Telecommunication Services	5.0
Financial – Bank & Trust	4.9
Commercial Banks	4.2
Tobacco	3.8
Oil & Gas	2.7
Healthcare Providers & Services	2.6
Aerospace & Defense	2.5
Chemicals	2.5
Banks	2.3
Software	2.1
Consumer Products & Services	2.0
Media	1.9
Financial Services	1.6
Industrial Conglomerates	1.5
Specialty Retail	1.3
Food Products	1.2
Real Estate Investment Trusts	1.2
Food & Staples Retailing	1.1
Electronic Equipment & Instruments	0.9
IT Services	0.8
Office Equipment	0.8
Hotels, Restaurants & Leisure	0.7
Household Durables	0.7
Multi-Line Retail	0.7
Transportation	0.6

Auto Components	0.5%
Metals & Mining	0.5
Healthcare Equipment & Supplies	0.4
Healthcare Supplies	0.4
IT Consulting & Services	0.4
Retail & Merchandising	0.4
Beverages	0.3
Electric	0.3
Electric – Integrated	0.3
Machinery	0.3
Machinery & Equipment	0.3
Commercial Services	0.2
Computers & Peripherals	0.2
Construction	0.2
Healthcare-Products	0.2
Retail	0.2
Semiconductors	0.2
Textiles, Apparel & Luxury Goods	0.2
Biotechnology Healthcare	0.1
Clothing & Apparel	0.1
Computers	0.1
Diversified	0.1
Entertainment & Leisure	0.1
Exchange Traded Fund	0.1
Hotels & Motels	0.1
Internet Services	0.1
Manufacturing	0.1
Multi-Utilities	0.1
Paper & Forest Products	0.1
Utilities	0.1

113.3
Liabilities in excess of other assets	(13.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A29

SP LARGE CAP VALUE PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $107,373,558:
Unaffiliated investments (cost $769,577,607)	$815,169,087
Affiliated investments (cost $126,898,413)	126,898,413
Cash	212,255
Dividends and interest receivable	1,711,286
Receivable for investments sold	415,053
Receivable for Series shares sold	9,781
Prepaid expenses	4,276

Total Assets	944,420,151

LIABILITIES
Collateral for securities on loan	111,341,082
Payable for investments purchased	788,314
Management fee payable	570,613
Accrued expenses and other liabilities	111,875
Payable for Series shares repurchased	2,012
Deferred trustees’ fees	1,961
Transfer agent fees payable	628

Total Liabilities	112,816,485

NET ASSETS	$831,603,666

Net assets were comprised of:
Paid-in capital	$708,972,029
Retained earnings	122,631,637

Net assets, December 31, 2007	$831,603,666

Net asset value and redemption price per share, $831,603,666 / 70,497,513 outstanding shares of beneficial interest	$11.80

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $5,480 foreign withholding tax)	$22,757,468
Affiliated dividend income	1,046,928
Affiliated income from securities lending, net	261,620

24,066,016

EXPENSES
Management fee	7,577,944
Custodian’s fees and expenses	147,000
Shareholders’ reports	48,000
Trustees’ fees	22,000
Audit fee	19,000
Legal fees and expenses	19,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	5,000
Commitment fee on syndicated credit agreement	3,500
Insurance expenses	3,000
Loan interest expense (Note 8)	1,452
Miscellaneous	12,263

Total expenses	7,858,159

NET INVESTMENT INCOME	16,207,857

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on:
Investment transactions	63,863,683
Futures transactions	106,357

63,970,040

Net change in unrealized appreciation (depreciation) on:
Investments	(102,281,380)
Futures	(158,575)

(102,439,955)

NET LOSS ON INVESTMENTS	(38,469,915)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,262,058)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,207,857	$14,587,125
Net realized gain on investment transactions	63,970,040	55,552,273
Net change in unrealized appreciation (depreciation) on investments	(102,439,955)	83,869,663

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(22,262,058)	154,009,061

DISTRIBUTIONS	(70,135,393)	(51,644,712)

SERIES SHARE TRANSACTIONS:
Series shares sold [5,291,911 and 7,084,853 shares, respectively]	71,045,079	83,219,245
Series shares issued in reinvestment of distributions [5,943,677 and 4,380,383 shares, respectively]	70,135,393	51,644,712
Series shares repurchased [13,112,555 and 9,098,369 shares, respectively]	(176,808,069)	(110,691,150)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(35,627,597)	24,172,807

TOTAL INCREASE (DECREASE) IN NET ASSETS	(128,025,048)	126,537,156
NET ASSETS:
Beginning of year	959,628,714	833,091,558

End of year	$831,603,666	$959,628,714

SEE NOTES TO FINANCIAL STATEMENTS.

A30

SP MID-CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 94.4%		Value (Note 2)
COMMON STOCKS	Shares

Advertising — 2.2%
Focus Media Holding Ltd., ADR (China)*(a)	28,100	$1,596,361
Lamar Advertising Co.(a)	27,000	1,297,890

		2,894,251

Aerospace — 3.6%
AerCap Holdings NV (Netherlands)*	55,500	1,158,285
BE Aerospace, Inc.*	43,300	2,290,570
CAE, Inc. (Canada)	104,000	1,390,480

		4,839,335

Air Freight & Logistics — 0.7%
C.H. Robinson Worldwide, Inc.(a)	17,100	925,452

Banks — 0.7%
Northern Trust Corp.(a)	13,100	1,003,198

Beverages — 0.9%
Hansen Natural Corp.*(a)	27,700	1,226,833

Biotechnology — 1.2%
AMAG Pharmaceuticals, Inc.*	9,000	541,170
Applera Corp. — Celera Genomics Group*	22,500	357,075
Celgene Corp.*	15,000	693,150

		1,591,395

Broadcasting — 1.0%
Liberty Global, Inc. (Class A Stock)*(a)	34,300	1,344,217

Business Services — 1.6%
Mastercard, Inc. (Class A Stock)	8,300	1,786,160
Total System Services, Inc.	12,500	350,000

		2,136,160

Capital Markets — 1.0%
Lazard Ltd. (Class A Stock) (Bermuda)(a)	31,800	1,293,624

Chemicals — 2.5%
Airgas, Inc.	30,000	1,563,300
Ecolab, Inc.(a)	34,900	1,787,229

		3,350,529

Clothing & Apparel — 0.8%
Coach, Inc.*	35,000	1,070,300

Commercial Services — 2.9%
Iron Mountain, Inc.*(a)	40,600	1,503,012
Pharmaceutical Product Development, Inc.	30,400	1,227,248
VistaPrint Ltd. (Bermuda)*(a)	27,700	1,186,945

		3,917,205

Commercial Services & Supplies — 1.0%
Corrections Corp. of America*	46,500	1,372,215

Computer Hardware — 2.2%
Cognizant Technology Solutions Corp, (Class A Stock)*	66,500	2,257,010
Sigma Designs, Inc.*(a)	13,000	717,600

		2,974,610

COMMON STOCKS (continued)	Shares	Value (Note 2)

Computer Services & Software — 3.4%
Activision, Inc.*	79,100	$2,349,270
Equinix, Inc.*(a)	7,000	707,490
IHS, Inc. (Class A Stock)*(a)	20,400	1,235,424
Omniture, Inc.*	10,500	349,545

		4,641,729

Computer Software — 0.6%
Intuit, Inc.*	23,700	749,157

Construction — 0.5%
Shaw Group, Inc.*	12,000	725,280

Consumer Products & Services — 1.6%
Bare Escentuals, Inc.*(a)	33,200	805,100
Chattem, Inc.*(a)	18,500	1,397,490

		2,202,590

Distribution/Wholesale — 0.6%
Fastenal Co.	20,400	824,568

Diversified Financial Services — 2.3%
GFI Group, Inc.*(a)	15,500	1,483,660
Intercontinental Exchange, Inc.*(a)	8,600	1,655,500

		3,139,160

Education — 2.1%
DeVry, Inc.(a)	31,400	1,631,544
Strayer Education, Inc.	7,000	1,194,060

		2,825,604

Electronic Components — 2.6%
AMETEK, Inc.	7,500	351,300
Dolby Laboratories, Inc. (Class A Stock)*	17,700	880,044
Energizer Holdings, Inc.*(a)	8,600	964,318
Trimble Navigation Ltd.*	43,800	1,324,512

		3,520,174

Engineering/R&D Services — 1.4%
Fluor Corp.	12,900	1,879,788

Entertainment & Leisure — 5.5%
Gaylord Entertainment Co.*	20,000	809,400
International Game Technology	11,200	492,016
Melco PBL Entertainment (Macau) Ltd., ADR (Hong Kong)*(a)	65,000	751,400
Penn National Gaming, Inc.*	27,800	1,655,490
Scientific Games Corp. (Class A Stock)*(a)	45,000	1,496,250
Vail Resorts, Inc.*(a)	11,200	602,672
WMS Industries, Inc.*(a)	45,500	1,667,120

		7,474,348

Environmental Control — 1.0%
Stericycle, Inc.*	23,600	1,401,840

Financial Services — 0.7%
AllianceBernstein Holding LP	8,200	617,050
Huron Consulting Group, Inc.*	4,500	362,835

		979,885

Financials — 1.7%
CME Group, Inc.	3,400	2,332,400

SEE NOTES TO FINANCIAL STATEMENTS.

A31

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Food — 0.3%
Ralcorp Holdings, Inc.*	6,300	$382,977

Healthcare Equipment & Supplies — 1.1%
Intuitive Surgical, Inc.*	4,600	1,492,700

Healthcare Products — 6.3%
C.R. Bard, Inc.(a)	17,400	1,649,520
Gen-Probe, Inc.*	19,700	1,239,721
Hologic, Inc.*(a)	41,800	2,869,152
Idexx Laboratories, Inc.*	13,400	785,642
Inverness Medical Innovations, Inc.*(a)	19,500	1,095,510
Myriad Genetics, Inc.*(a)	16,900	784,498

		8,424,043

Healthcare Services — 0.5%
Psychiatric Solutions, Inc.*(a)	18,500	601,250

Hotel/Resort&Entertainment Property — 0.9%
Orient-Express Hotels Ltd. (Class A Stock) (Bermuda)(a)	20,900	1,202,168

Internet — 0.5%
F5 Networks, Inc.*	25,500	727,260

Internet Services — 0.9%
IAC/InterActive Corp.*(a)	32,800	882,976
WebMD Health Corp. (Class A Stock)*(a)	7,400	303,918

		1,186,894

Manufacturing — 1.1%
Danaher Corp.	16,400	1,438,936

Medical Supplies & Equipment — 0.8%
Wright Medical Group, Inc.*(a)	35,500	1,035,535

Metals & Mining — 2.2%
Precision Castparts Corp.	21,500	2,982,050

Oil & Gas — 3.4%
Continental Resources, Inc.*	21,400	559,182
National-Oilwell Varco, Inc.*(a)	31,100	2,284,606
Smith International, Inc.	22,900	1,691,165

		4,534,953

Oil, Gas & Consumable Fuels — 7.0%
Concho Resources, Inc.*	28,000	577,080
Denbury Resources, Inc.*	96,400	2,867,900
Dresser-Rand Group, Inc.*	18,200	710,710
GSI Commerce, Inc.*(a)	30,100	586,950
ION Geophysical Corp.*(a)	38,800	612,264
Murphy Oil Corp.	10,500	890,820
Range Resources Corp.	40,200	2,064,672
XTO Energy, Inc.	22,875	1,174,860

		9,485,256

Pharmaceuticals — 3.6%
Express Scripts, Inc.*	19,000	1,387,000
Shire PLC, ADR (United Kingdom)	13,300	917,035
United Therapeutics Corp.*(a)	13,100	1,279,215
VCA Antech, Inc.*	29,300	1,295,939

		4,879,189

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail & Merchandising — 2.4%
GameStop Corp.*(a)	27,900	$1,732,869
Shoppers Drug Mart Corp.	27,000	1,438,020

		3,170,889

Retail Apparel — 0.6%
Abercrombie & Fitch Co. (Class A Stock)	10,200	815,694

Semiconductors — 3.6%
MEMC Electronic Materials, Inc.*	20,400	1,805,196
Microchip Technology, Inc.(a)	20,500	644,110
Microsemi Corp.*(a)	29,500	653,130
NVIDIA Corp.*(a)	30,000	1,020,600
Varian Semiconductor Equipment Associates, Inc.*	19,400	717,800

		4,840,836

Software — 4.0%
Ansys, Inc.*(a)	30,000	1,243,800
Autodesk, Inc.*(a)	26,400	1,313,664
Cerner Corp.*	27,600	1,556,640
Citrix Systems, Inc.*(a)	35,000	1,330,350

		5,444,454

Specialty Retail — 0.6%
Urban Outfitters, Inc.*	30,100	820,526

Telecommunications — 7.6%
American Tower Corp. (Class A Stock)*	37,100	1,580,460
Arris Group, Inc.*(a)	112,500	1,122,750
Foundry Networks, Inc.*(a)	64,600	1,131,792
Harris Corp.	15,300	959,004
Juniper Networks, Inc.*	32,100	1,065,720
NII Holdings, Inc.*	49,000	2,367,680
Polycom, Inc.*(a)	24,800	688,944
SBA Communications Corp. (Class A Stock)*(a)	41,000	1,387,440

		10,303,790

Transportation — 0.7%
Expeditors International Washington, Inc.(a)	20,500	915,940

TOTAL LONG-TERM INVESTMENTS (cost $118,975,425)		127,321,187

SHORT-TERM INVESTMENT — 41.5%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $55,902,994; includes $47,953,954 of cash collateral for securities on loan)(b)(w)(Note 4)	55,902,994	55,902,994

TOTAL INVESTMENTS — 135.9% (cost $174,878,419)		183,224,181
LIABILITIES IN EXCESS OF OTHER ASSETS — (35.9)%		(48,394,045)

NET ASSETS — 100.0%		$134,830,136

SEE NOTES TO FINANCIAL STATEMENTS.

A32

SP MID-CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (35.6% represents investments purchased with collateral from securities on loan)	41.5%
Telecommunications	7.6
Oil, Gas & Consumable Fuels	7.0
Healthcare-products	6.3
Entertainment & Leisure	5.5
Software	4.0
Pharmaceuticals	3.6
Semiconductors	3.6
Aerospace	3.6
Computer Services & Software	3.4
Oil & Gas	3.4
Commercial Services	2.9
Electronic Components	2.6
Chemicals	2.5
Retail & Merchandising	2.4
Diversified Financial Services	2.3
Metals & Mining	2.2
Computer Hardware	2.2
Advertising	2.2
Education	2.1
Financials	1.7
Consumer Products & Services	1.6
Business Services	1.6
Engineering/R&D Services	1.4
Biotechnology	1.2
Healthcare Equipment & Supplies	1.1
Manufacturing	1.1
Environmental Control	1.0
Commercial Services & Supplies	1.0
Broadcasting	1.0
Capital Markets	1.0
Beverages	0.9
Hotel/Resort&Entertainment Property	0.9
Internet Services	0.9
Clothing & Apparel	0.8
Medical Supplies & Equipment	0.8
Banks	0.7
Financial Services	0.7
Air Freight & Logistics	0.7
Transportation	0.7
Distribution/Wholesale	0.6
Specialty Retail	0.6
Retail Apparel	0.6
Computer Software	0.6
Internet	0.5
Construction	0.5
Healthcare Services	0.5
Food	0.3

135.9
Liabilities in excess of other assets	(35.9)

100.0%

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $46,241,854; cash collateral of $47,953,954 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A33

SP MID-CAP GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $46,241,854:
Unaffiliated investments (cost $118,975,425)	$127,321,187
Affiliated investments (cost $55,902,994)	55,902,994
Receivable for investments sold	489,666
Dividends and interest receivable	101,343
Receivable for Series shares sold	83,387
Prepaid expenses	764

Total Assets	183,899,341

LIABILITIES
Collateral for securities on loan	47,953,954
Payable for investments purchased	755,561
Accrued expenses and other liabilities	122,487
Management fee payable	91,655
Payable to custodian	81,249
Payable for Series shares repurchased	62,192
Deferred trustees’ fees	1,362
Transfer agent fees payable	745

Total Liabilities	49,069,205

NET ASSETS	$134,830,136

Net assets were comprised of:
Paid-in capital	$102,202,991
Retained earnings	32,627,145

Net assets, December 31, 2007	$134,830,136

Net asset value and redemption price per share, $134,830,136 / 17,909,044 outstanding shares of beneficial interest	$7.53

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $139 foreign withholding tax)	$443,763
Affiliated income from securities lending, net	177,975
Affiliated dividend income	143,433

765,171

EXPENSES
Management fee	1,082,497
Custodian’s fees and expenses	52,000
Audit fee	17,000
Trustees’ fees	9,000
Insurance expenses	5,000
Legal fees and expenses	4,000
Transfer agent’s fees and expenses (including affiliated expense of $3,000) (Note 4)	3,000
Miscellaneous	939

Total expenses	1,173,436

NET INVESTMENT LOSS	(408,265)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	24,789,919
Net change in unrealized appreciation (depreciation) on investments	(4,065,241)

NET GAIN ON INVESTMENTS	20,724,678

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,316,413

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(408,265)	$288,941
Net realized gain on investment transactions	24,789,919	13,297,303
Net change in unrealized appreciation (depreciation) on investments	(4,065,241)	(16,566,128)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	20,316,413	(2,979,884)

DISTRIBUTIONS	(11,224,860)	—

SERIES SHARE TRANSACTIONS:
Series shares sold [1,258,734 and 2,145,372 shares, respectively]	9,512,072	15,533,006
Series shares issued in reinvestment of distributions [1,502,659 and 0, respectively]	11,224,860	—
Series shares repurchased [3,690,457 and 4,524,604 shares, respectively]	(28,108,838)	(32,351,343)

NET DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(7,371,906)	(16,818,337)

TOTAL INCREASE (DECREASE) IN NET ASSETS	1,719,647	(19,798,221)
NET ASSETS:
Beginning of year	133,110,489	152,908,710

End of year	$134,830,136	$133,110,489

SEE NOTES TO FINANCIAL STATEMENTS.

A34

SP PIMCO HIGH YIELD PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.9% BANK NOTES — 6.3%	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Chrysler Finco Term, 144A (cost $1,895,250; purchased 07/31/07 - 11/28/07)(f)(g)	Ba	9.00%	(c)	08/03/14		$1,995	$1,914,747
Community Health System (cost $46,404; purchased 06/28/07)(f)(g)	Ba	4.00%	(c)	07/02/14		46	44,601
Community Health System (cost $691,995; purchased 06/28/07 - 12/18/07)(f)(g)	Ba	7.33%	(c)	07/02/14		692	665,109
Ford Motor Corp. (cost $990,000; purchased 12/12/06)(f)(g)	Ba-	8.00%	(c)	11/29/13		990	914,850
HCA, Inc. (cost $742,500; purchased 11/14/06)(f)(g)	Ba-	7.08%	(c)	11/14/13		743	714,471
Healthsouth Corp. (cost $2,529; purchased 03/07/06)(f)(g)	B(d)	7.35%	(c)	02/02/13		3	2,410
Healthsouth Corp. (cost $522,198; purchased 03/07/06)(f)(g)	B(d)	7.75%	(c)	02/02/13		522	497,655
MGM Studios (cost $978,797; purchased 12/18/06)(f)(g)	Ba-	8.11%	(c)	04/08/12		987	917,419
Nordic Telephone (Denmark) (cost $367,238; purchased 04/19/06)(f)(g)	Ba+	6.68%	(c)	11/30/13	EUR	365	523,126
Nordic Telephone (Denmark) (cost $442,735; purchased 04/19/06)(f)(g)	Ba+	6.93%	(c)	11/30/14	EUR	440	633,230
Roundy’s, Inc., Term B (cost $980,100; purchased 11/09/05 - 11/12/07)(f)(g)	Ba-	7.91%	(c)	10/27/11		980	958,967
Telesat Canada Inc., Term Loan (cost $187,025; purchased 10/31/07)(f)(g)	B-(d)	9.00%	(c)	10/31/08		188	176,687
Telesat Canada Inc., Term Loan (cost $199,000; purchased 10/31/07)(f)(g)	Caa+	10.50%	(c)	10/31/08		200	188,000
Telesat Canada, Inc., Term Loan (cost $11,975; purchased 10/31/07)(f)(g)	B-(d)	9.00%	(c)	10/31/08		12	11,313
Thompson Learning, Term B (cost $987,525; purchased 06/27/07)(f)(g)	B+(d)	7.60%	(c)	06/27/14		998	941,529
Tribune Co. (cost $326,667; purchased 05/17/07)(f)(g)	Ba	7.74%	(c)	05/30/09		327	314,650
Tribune Co. (cost $592,523; purchased 05/17/07)(f)(g)	Ba	7.91%	(c)	05/30/14		597	506,107
Univision Communication (cost $26,846; purchased 10/12/07)(f)(g)	Ba-	7.10%	(c)	09/15/14		27	24,441
Univision Communication (cost $33,557; purchased 03/16/07)(f)(g)	Ba-	6.25%	(c)	09/15/14		34	30,551
Univision Communication (cost $939,597; purchased 03/16/07)(f)(g)	Ba-	7.61%	(c)	09/15/14		940	855,425
VNU/Nielsen Finance LLC (cost $1,227,556; purchased 08/08/06)(f)(g)	B+(d)	7.15%	(c)	08/08/13		1,234	1,168,098
VNU/Nielsen Finance LLC (cost $738,267; purchased 12/18/07)(f)(g)	B+(d)	7.24%	(c)	08/08/13		741	701,849
Wind Acquisitions Finance, Term B (cost $330,416; purchased 12/07/06 - 10/18/07)(f)(g)	B-(d)	12.46%	(c)	12/21/11		330	346,110

TOTAL BANK NOTES (cost $13,455,388)							13,051,345

CONVERTIBLE BOND
Oil & Gas Exploration/Production
Chesapeake Energy Corp., Gtd. Notes (cost $46,962)	Ba3	2.50%		05/15/37		50	55,563

CORPORATE BONDS — 77.6%
Advertising — 1.8%
R.H. Donnelley Corp. (cost $1,235,188; purchased 09/19/07 - 09/27/07), Sr. Notes, 144A(f)(g)	B3	8.875%		10/15/17		1,225	1,133,125
R.H. Donnelley Corp., Sr. Disc. Notes	B3	6.875%		01/15/13		175	156,625
R.H. Donnelley Corp., Sr. Notes	B3	8.875%		01/15/16		2,675	2,501,125

							3,790,875

Aerospace & Defense — 0.4%
L-3 Communications Corp., Gtd. Notes	Ba3	7.625%		06/15/12		580	593,775
TransDigm, Inc., Gtd. Notes	B3	7.75%		07/15/14		175	177,625

							771,400

Airlines — 0.2%
United AirLines, Inc., Series 01-1, Pass-Through Certificates	Ba2	6.201%		09/01/08		230	229,157
United AirLines, Inc., Series 01-1, Pass-Through Certificates	Ba2	6.602%		09/01/13		136	135,539

							364,696

Apparel — 0.2%
Quiksilver, Inc., Gtd. Notes	Ba3	6.875%		04/15/15		475	407,313

Automotive — 3.2%
Allison Transmission, Gtd. Notes, PIK, 144A (cost $200,000; purchased 10/12/07)(f)(g)	Caa1	11.25%		11/01/15		200	176,500
Allison Transmission, Gtd. Notes, 144A (cost $282,188; purchased 10/11/07, 12/14/07)(f)(g)	Caa1	11.00%		11/01/15		300	273,000

SEE NOTES TO FINANCIAL STATEMENTS.

A35

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Automotive (continued)
ArvinMeritor, Inc., Sr. Unsec`d. Notes	B2	8.125%	09/15/15	$250	$216,250
ArvinMeritor, Inc., Unsec`d. Notes	B2	8.75%	03/01/12	1,390	1,296,175
Cooper-Standard Automotive, Inc., Gtd. Notes	B3	7.00%	12/15/12	570	493,763
Ford Motor Co., Debs.	Caa1	9.215%	09/15/21	100	83,500
General Motors Corp., Sr. Unsec`d. Notes	Caa1	7.70%	04/15/16	1,125	953,437
Goodyear Tire & Rubber Co. (The), Sr. Notes	Ba3	9.00%	07/01/15	552	585,120
Goodyear Tire & Rubber Co. (The), Gtd. Notes	Ba3	8.625%	12/01/11	390	406,575
Tenneco, Inc., Sr. Unsec`d. Notes, 144A (cost $350,000; purchased 11/01/07)(f)(g)	B2	8.125%	11/15/15	350	346,500
Tenneco, Inc., Sec`d. Notes	Ba3	10.25%	07/15/13	351	373,815
TRW Automotive, Inc., Gtd. Notes, 144A (cost $1,171,225; purchased 03/14/07 - 11/02/07)(f)(g)	Ba3	7.25%	03/15/17	1,200	1,077,000
TRW Automotive, Inc., Gtd. Notes, 144A (cost $245,938; purchased 03/21/07)(f)(g)	Ba3	7.00%	03/15/14	250	230,000

					6,511,635

Business Services — 0.4%
NSG Holdings LLC/NSG Holdings, Inc., Sec`d. Notes, 144A (cost $450,000; purchased 03/06/07)(f)(g)	Ba2	7.75%	12/15/25	450	451,125
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda) (cost $175,000; purchased 04/25/07)(f)(g)	B1	6.75%	05/01/14	175	162,969
Petroplus Finance Ltd., Gtd. Notes, 144A (Bermuda) (cost $175,000; purchased 04/25/07)(f)(g)	B1	7.00%	05/01/17	175	160,125

					774,219

Cable — 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec`d. Notes	Caa1	8.75%	11/15/13	2,975	2,841,125

Chemicals — 2.2%
Chemtura Corp., Gtd. Notes	Ba2	6.875%	06/01/16	575	540,500
Ineos Group Holdings PLC., Gtd. Notes, 144A (United Kingdom) (cost $1,397,763; purchased 06/08/06 - 10/11/06)(f)(g)	B3	8.50%	02/15/16	1,500	1,335,000
Nalco Co., Sr. Sub. Notes	B3	8.875%	11/15/13	610	635,925
Rockwood Specialties Group, Inc., Gtd. Notes	B3	7.50%	11/15/14	2,075	2,054,250

					4,565,675

Commercial Services — 0.8%
Aramark Corp., Gtd. Notes	B3	8.50%	02/01/15	1,625	1,645,312

Computer Services & Software — 1.0%
First Data Corp., Gtd. Notes, 144A (cost $2,022,437; purchased 10/16/07 - 12/20/07)(f)(g)	B3	9.875%	09/24/15	2,150	1,999,500

Construction — 0.1%
Terex Corp., Sr. Sub. Notes	Ba3	8.00%	11/15/17	225	227,813

Containers & Packaging — 1.5%
Berry Plastics Holding Corp., Sec`d. Notes	B3	8.875%	09/15/14	825	783,750
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.625%	11/15/13	200	204,500
Crown Americas LLC/Crown Americas Capital Corp., Gtd. Notes	B1	7.75%	11/15/15	700	721,000
Jefferson Smurfit Corp. US, Gtd. Notes	B3	7.50%	06/01/13	1,050	1,005,375
Jefferson Smurfit Corp. US, Gtd. Notes	B3	8.25%	10/01/12	250	246,250
Smurfit-Stone Container Enterprises, Inc., Sr. Notes	B3	8.375%	07/01/12	100	99,250

					3,060,125

Distribution/Wholesale — 0.7%
Buhrmann US, Inc., Gtd. Notes	B2	8.25%	07/01/14	1,500	1,432,500

Diversified — 0.2%
Actuant Corp., Sr. Notes, 144A (cost $448,232; purchased 06/06/07)(f)(g)	Ba2	6.875%	06/15/17	450	445,500

SEE NOTES TO FINANCIAL STATEMENTS.

A36

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Diversified Financial Services — 9.0%
AES Red Oak LLC, Sec’d. Notes	B1	8.54%		11/30/19		$942	$1,008,090
Chukchansi Economic Development Authority, Sr. Notes, 144A (cost $1,000,000; purchased 10/31/05)(f)(g)	B2	8.00%		11/15/13		1,000	975,000
Citigroup Capital XXI, Gtd. Notes	A1	8.30%	(c)	12/21/57		375	391,572
Ford Motor Credit Co. LLC, Notes	B1	7.80%		06/01/12		4,600	4,032,645
Ford Motor Credit Co. LLC, Unsec`d. Notes	B1	7.375%		02/01/11		995	891,028
General Motors Acceptance Corp. LLC, Notes	Ba3	6.75%		12/01/14		1,000	806,549
General Motors Acceptance Corp. LLC, Notes	Ba3	7.25%		03/02/11		1,080	946,662
Goldman Sachs Group, Inc. (The), Sr. Sub. Notes	A1	6.75%		10/01/37		1,200	1,175,733
JET Equipment Trust, Equipment Trust, 144A (cost $134,128; purchased 03/04/02)(f)(g)(i)	NR	10.00%		06/15/12		145	138,958
JET Equipment Trust, Asset Backed, 144A (cost $11,899; purchased 10/18/01)(f)(g)	NR	7.63%		08/15/12		11	6,339
KRATON Polymers Capital Corp., Gtd. Notes	B3	8.125%		01/15/14		1,275	1,198,500
Lehman Brothers Holdings, Inc., Sub. Notes	A2	6.75%		12/28/17		525	541,117
LVB Acquisition Merger Sub, Inc., Gtd. Notes, 144A (cost $1,286,181; purchased 09/21/07 - 10/19/07)(f)(g)	B3	10.00%		10/15/17		1,300	1,326,000
LVB Acquisition Merger Sub, Inc., Gtd. Notes, 144A (cost $1,805,113; purchased 09/21/07 - 12/21/07)(f)(g)	Caa1	11.625%		10/15/17		1,825	1,797,625
LVB Acquisition Merger Sub, Inc., Gtd. Notes, PIK, 144A (cost $610,500; purchased 10/10/07 - 11/16/07)(f)(g)	B3	10.375%		10/15/17		600	598,500
Morgan Stanley, Sr. Unsec`d. Notes, 144A (cost $550,860; purchased 09/27/07 - 10/09/07)(f)(g)	NR	3.35%		10/01/12		550	518,716
SLM Corp., Notes	Baa1	3.928%	(c)	07/25/08		300	293,836
SLM Corp., Unsec`d. Notes	Baa1	3.878%	(c)	07/26/10		150	138,071
Smurfit Kappa Funding PLC, Sr. Sub. Notes (Ireland)	B2	7.75%		04/01/15		100	95,000
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (cost $297,603; purchased 03/13/07)(f)(g)	Baa2	6.625%		03/20/17		300	273,750
TNK-BP Finance SA, Gtd. Notes, 144A (Luxembourg) (cost $398,504; purchased 07/13/06)(f)(g)	Baa2	7.50%		07/18/16		400	387,500
Universal City Florida Holding Co. I/II, Sr. Notes	B3	8.375%		05/01/10		950	954,750
Universal City Florida Holding Co. I/II, Sr. Notes	B3	9.661%	(c)	05/01/10		50	50,000

							18,545,941

Diversified Manufacturing — 0.5%
Bombardier, Inc., Sr. Unsec`d. Notes, 144A (Canada) (cost $900,159; purchased 11/10/06)(f)(g)	Ba2	7.25%		11/15/16	EUR	700	1,023,437

Diversified Operations — 0.1%
Trinity Industries, Inc., Sr. Unsub. Notes	Baa3	6.50%		03/15/14		150	147,375

Electric — 0.9%
AES Corp. (The), Sr. Notes, 144A (cost $854,750; purchased 10/09/07 - 12/06/07)(f)(g)	B1	8.00%		10/15/17		850	869,125
Energy Future Holdings, Gtd. Notes, 144A (cost $1,019,281; purchased 11/07/07 - 12/21/07)(f)(g)	B3	10.875%		11/01/17		1,025	1,030,125

							1,899,250

Electronic Components — 0.9%
Celestica, Inc., Sr. Sub. Notes (Canada)	B3	7.625%		07/01/13		450	419,625
Celestica, Inc., Sr. Sub. Notes (Canada)	B3	7.875%		07/01/11		950	914,375
Legrand France SA, Unsub. Notes (France)	Baa3	8.50%		02/15/25		500	581,674

							1,915,674

Entertainment — 0.5%
Royal Caribbean Cruises Ltd., Sr. Unsub. Notes (Liberia)	Ba1	7.25%		03/15/18		1,000	960,012

Environmental Services — 1.2%
Allied Waste North America, Inc., Gtd. Notes	B1	7.125%		05/15/16		625	620,312
Allied Waste North America, Inc., Gtd. Notes	B1	7.25%		03/15/15		940	935,300

SEE NOTES TO FINANCIAL STATEMENTS.

A37

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

Environmental Services (continued)
Cie Gen Geophysique, Gtd. Notes (France)	Ba3	7.50%		05/15/15	$325	$329,063
Cie Gen Geophysique, Gtd. Notes (France)	Ba3	7.75%		05/15/17	600	606,000

						2,490,675

Financial – Bank & Trust — 2.4%
American International Group, Inc., Sr. Unsec`d. Notes	Aa2	5.85%		01/16/18	500	503,274
Barclays Bank PLC, Jr. Sub. Notes, 144A (United Kingdom) (cost $1,191,045; purchased 12/13/07, 12/19/07)(f)(g)	Aa3	7.434%	(c)	09/29/49	1,150	1,195,024
Barclays Bank PLC, Sub. Notes, 144A (United Kingdom) (cost $744,953; purchased 12/07/07)(f)(g)	Aa2	6.05%		12/04/17	750	755,714
C8 Capital SPV Ltd., Notes, 144A (British Virgin Islands) (cost $800,000; purchased 02/06/07)(f)(g)	BBB-(d)	6.64%	(c)	12/31/49	800	758,112
HSBC Holdings PLC, Sub. Notes (United Kingdom)	Aa3	6.50%		09/15/37	100	96,923
Royal Bank of Scotland Group PLC, Jr. Sub. Notes (United Kingdom)	Aa3	7.64%	(c)	03/31/49	1,000	1,028,093
Santander Perpetual SA Unipersonal, Bank Gtd. Notes, 144A (Spain) (cost $597,531; purchased 10/18/07 - 12/13/07)(f)(g)	Aa2	6.671%	(c)	10/29/49	600	601,613

						4,938,753

Foods — 1.2%
Albertson’s, Inc., LLC, Debs.	B1	7.45%		08/01/29	200	192,488
Albertson’s, Inc., LLC, Debs.	B1	7.75%		06/15/26	630	623,145
Albertson’s, Inc., LLC, Sr. Unsec`d. Notes	B1	6.57%		02/23/28	300	240,000
American Stores Co., Sr. Unsec`d. Notes	B1	8.00%		06/01/26	400	401,025
Ingles Markets, Inc., Sr. Sub. Notes	B3	8.875%		12/01/11	975	989,625

						2,446,283

Forest & Paper Products — 2.8%
Abitibi-Consolidated, Inc, Unsub. Notes (Canada)	B3	8.55%		08/01/10	225	196,875
Cascades, Inc., Sr. Notes (Canada)	Ba3	7.25%		02/15/13	900	843,750
Georgia-Pacific Corp., Gtd. Notes, 144A (cost $491,250; purchased 12/28/07)(f)(g)	Ba3	7.00%		01/15/15	500	486,250
Georgia-Pacific Corp., Gtd. Notes, 144A (cost $950,000; purchased 07/19/07)(f)(g)	Ba3	7.125%		01/15/17	1,000	972,500
Georgia-Pacific Corp., Sr. Unsec`d. Notes	B2	7.375%		12/01/25	1,475	1,298,000
Smurfit Capital Funding PLC, Gtd. Notes (Ireland)	Ba2	7.50%		11/20/25	700	661,500
Verso Paper Holdings LLC/Verson Paper, Inc., Sec`d. Notes	B2	9.125%		08/01/14	1,275	1,287,750

						5,746,625

Gaming — 2.4%
MGM Mirage, Gtd. Notes	Ba2	6.625%		07/15/15	1,125	1,054,687
MGM Mirage, Gtd. Notes	Ba2	6.875%		04/01/16	525	494,813
MGM Mirage, Gtd. Notes	Ba2	7.50%		06/01/16	400	396,000
Mirage Resorts, Inc., Debs.	Ba2	7.25%		08/01/17	500	472,500
Station Casinos, Inc., Sr. Sub. Notes	Caa1	6.875%		03/01/16	255	186,150
Station Casinos, Inc., Sr. Unsec`d. Notes	B2	7.75%		08/15/16	960	866,400
Wynn Las Vegas LLC, First Mortgage	Ba2	6.625%		12/01/14	1,445	1,419,712

						4,890,262

Healthcare Services — 1.1%
Community Health Systems, Inc., Gtd. Notes	B3	8.875%		07/15/15	1,890	1,925,437
Service Corp. International, Sr. Unsec`d. Notes	B1	7.625%		10/01/18	350	351,750

						2,277,187

Hospitals/Hospital Management — 4.7%
DaVita, Inc., Gtd. Notes	B2	7.25%		03/15/15	1,595	1,598,987
Fresenius Medical Care Capital Trust IV, Gtd. Notes	B1	7.875%		06/15/11	1,425	1,474,875
HCA, Inc., Sec`d. Notes	B2	9.25%		11/15/16	5,645	5,927,250
HCA, Inc., Unsub. Notes	Caa1	7.19%		11/15/15	200	171,469
Tenet Healthcare Corp., Sr. Unsec`d. Notes	Caa1	7.375%		02/01/13	500	437,500

						9,610,081

SEE NOTES TO FINANCIAL STATEMENTS.

A38

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

Household Products/Wares — 0.1%
Yankee Acquisition Corp., Gtd. Notes	B3	8.50%	02/15/15		$125	$115,156

Machinery & Equipment — 0.5%
Chart Industries, Inc., Sr. Sub. Notes	B3	9.125%	10/15/15		1,000	1,025,000

Media — 4.1%
CSC Holdings, Inc., Debs.	B2	7.625%	07/15/18		550	505,313
CSC Holdings, Inc., Sr. Unsec’d. Notes	B2	6.75%	04/15/12		100	95,625
CSC Holdings, Inc., Series B, Sr. Unsec’d. Notes	B2	7.625%	04/01/11		1,675	1,670,812
Echostar DBS Corp., Gtd. Notes	Ba3	7.125%	02/01/16		1,500	1,530,000
Idearc, Inc., Gtd. Notes	B2	8.00%	11/15/16		1,175	1,078,063
Lighthouse International Co. SA, Gtd. Notes, 144A (Luxembourg) (cost $998,333; purchased 04/08/04 - 06/18/07)(f)(g)	B2	8.00%	04/30/14	EUR	745	1,091,952
Quebecor Media, Inc., Sr. Unsec’d. Notes, 144A (Canada) (cost $713,188; purchased 09/26/07 - 11/28/07)(f)(g)	B2	7.75%	03/15/16		750	720,000
Unity Media GmbH, Sec’d. Notes, 144A (Germany) (cost $450,000; purchased 07/11/05)(f)(g)	Caa2	10.375%	02/15/15		450	459,000
UPC Holding BV, Sec’d. Notes (Netherlands)	B3	7.75%	01/15/14	EUR	675	941,242
UPC Holding BV, Sr. Notes (Netherlands)	B3	8.625%	01/15/14	EUR	300	433,133

						8,525,140

Metals & Mining — 1.1%
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.25%	04/01/15		325	344,500
Freeport-McMoRan Copper & Gold, Inc., Sr. Unsec’d. Notes	Ba3	8.375%	04/01/17		1,475	1,581,937
Novelis, Inc., Gtd. Notes (Canada)	B3	7.25%	02/15/15		425	399,500

						2,325,937

Oil & Gas Exploration/Production — 5.3%
Chesapeake Energy Corp., Gtd. Notes	NR	2.50%	05/15/37		150	166,687
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.00%	08/15/14		700	703,500
Chesapeake Energy Corp., Gtd. Notes	Ba3	7.50%	06/15/14		400	407,000
Citic Resources Finance Ltd., Gtd. Notes, 144A (cost $24,932; purchased 05/14/07)(f)(g)	Ba2	6.75%	05/15/14		25	23,438
El Paso Corp., Sr. Sub. Notes	Ba3	7.00%	06/15/17		2,075	2,077,152
OPTI Canada, Inc., Gtd. Notes, 144A (cost $604,813; purchased 12/08/06, 12/20/07)(f)(g)	B1	8.25%	12/15/14		605	598,950
Roseton/Danskammer, Pass-Through Certificates	Ba3	7.27%	11/08/10		1,639	1,653,565
Roseton/Danskammer, Pass-Through Certificates	Ba3	7.67%	11/08/16		375	373,125
SemGroup LP, Sr. Notes, 144A (cost $1,541,192; purchased 11/04/05 - 01/25/07)(f)(g)	B1	8.75%	11/15/15		1,550	1,472,500
Williams Cos., Inc., Debs.	Baa3	7.50%	01/15/31		850	913,750
Williams Cos., Inc., Sr. Unsec’d. Notes	Baa3	7.875%	09/01/21		2,250	2,494,687

						10,884,354

Oil & Gas Services — 0.1%
Complete Production Services, Inc., Gtd. Notes	B2	8.00%	12/15/16		195	188,663

Oil, Gas & Consumable Fuels — 0.4%
Dresser-Rand Group, Inc., Gtd. Notes	B1	7.375%	11/01/14		321	320,198
Plains Exploration & Production Co., Gtd. Notes	B1	7.75%	06/15/15		125	125,000
Tesoro Corp., Gtd. Notes	Ba1	6.50%	06/01/17		400	396,000

						841,198

Pipelines & Other — 1.1%
Dynegy Holdings, Inc., Sr. Unsec’d. Notes	B2	7.50%	06/01/15		1,000	935,000
Kinder Morgan Finance Co. ULC, Gtd. Notes (Canada)	Ba2	5.70%	01/05/16		725	656,271
Knight, Inc., Sr. Unsec’d. Notes	Ba2	5.15%	03/01/15		100	87,993
NGPL PipeCo. LLC, Sr. Notes, 144A (cost $625,000; purchased 12/14/07)(f)(g)	Baa3	7.119%	12/15/17		625	640,843

						2,320,107

SEE NOTES TO FINANCIAL STATEMENTS.

A39

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Real Estate Investment Trusts — 0.4%
Ventas Realty LP/Ventas Capital Corp., Gtd. Notes	Ba1	6.75%	04/01/17	$625	$618,750
Ventas, Inc., Gtd. Notes, 144A (cost $133,660; purchased 10/10/07, 10/19/07)(f)(g)	Ba1	3.875%	11/15/11	125	136,094

					754,844

Real Estate Management & Development — 0.5%
Forest City Enterprises, Inc., Sr. Unsec’d. Notes	Ba3	7.625%	06/01/15	1,000	965,000

Retail — 2.9%
Amerigas Partners LP, Sr. Unsec’d. Notes	B1	7.25%	05/20/15	1,800	1,764,000
Bon-Ton Stores, Inc. (The), Gtd. Notes	B3	10.25%	03/15/14	1,425	1,075,875
Ferrellgas Escrow LLC/Ferrellgas Finance Escrow Corp., Sr. Unsec’d. Notes	Ba3	6.75%	05/01/14	805	789,906
Ferrellgas Partners LP/Ferrellgas Partners Finance, Sr. Notes	B2	8.75%	06/15/12	1,210	1,243,275
Suburban Propane Partners LP, Sr. Notes	B1	6.875%	12/15/13	1,200	1,164,000

					6,037,056

Semiconductors — 2.0%
Advanced Micro Devices, Inc., Sr. Unsec’d. Notes	B(d)	6.00%	05/01/15	350	248,938
Freescale Semiconductor, Inc., Gtd. Notes	B2	8.875%	12/15/14	1,475	1,316,437
Freescale Semiconductor, Inc., Gtd. Notes, PIK	B2	9.125%	12/15/14	1,275	1,083,750
Sensata Technologies BV, Gtd. Notes (Netherlands)	B3	8.00%	05/01/14	1,525	1,433,500

					4,082,625

Services Cyclical – Rental Equipment — 0.6%
Hertz Corp., Gtd. Notes	B1	8.875%	01/01/14	1,325	1,343,219

Technology — 0.9%
Sanmina-SCI Corp., Sr. Sub. Notes	B3	8.125%	03/01/16	900	797,625
Sungard Data Systems, Inc., Gtd. Notes	Caa1	9.125%	08/15/13	1,150	1,170,125

					1,967,750

Telecommunications — 9.0%
Cincinnati Bell, Inc., Gtd. Notes	B2	8.375%	01/15/14	1,250	1,218,750
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	7.125%	03/15/19	1,750	1,662,500
Citizens Communications Co., Sr. Unsec’d. Notes	Ba2	7.875%	01/15/27	725	690,563
Hawaiian Telecom Communications, Inc., Gtd. Notes	Caa1	9.75%	05/01/13	1,100	1,091,750
Intelsat Bermuda Ltd., Gtd. Notes (Bermuda)	B2	9.25%	06/15/16	825	829,125
Intelsat Corp., Gtd. Notes	B2	9.00%	06/15/16	1,100	1,108,250
Intelsat Subsidiary Holding Co. Ltd., Gtd. Notes (Bermuda)	B2	8.25%	01/15/13	400	402,000
Nordic Telephone Co. Holdings, Sec’d. Notes, 144A (Denmark) (cost $1,327,500; purchased 04/26/06, 11/01/06)(f)(g)	B2	8.875%	05/01/16	1,300	1,332,500
Nortel Networks Ltd., Gtd. Notes, 144A (Canada) (cost $408,675; purchased 05/23/07 - 06/29/07)(f)(g)	B3	2.125%	04/15/14	400	310,000
Nortel Networks Ltd., Gtd. Notes, 144A (Canada) (cost $2,768,438; purchased 06/29/06 - 06/29/07)(f)(g)	B3	10.125%	07/15/13	2,550	2,626,500
Northwestern Bell Telephone, Debs.	Ba1	7.75%	05/01/30	750	697,500
Panamsat Corp., Gtd. Notes	B2	9.00%	08/15/14	350	351,750
Qwest Communications International, Inc., Gtd. Notes	Ba3	7.50%	02/15/14	1,430	1,426,425
Qwest Communications International, Inc., Sr. Unsec’d. Notes	B1	3.50%	11/15/25	350	466,813
Qwest Corp., Notes	Ba1	8.875%	03/15/12	1,050	1,123,500
Qwest Corp., Sr. Notes	Ba1	7.625%	06/15/15	875	890,312
Rural Cellular Corp., Sr. Unsec’d. Notes	B3	9.875%	02/01/10	600	622,500
Time Warner Telecom Holdings, Inc., Gtd. Notes	B3	9.25%	02/15/14	715	731,087
West Corp., Gtd. Notes	Caa1	9.50%	10/15/14	425	416,500
Wind Acquisition Finance SA, Sec’d. Notes, 144A (Luxembourg) (cost $600,000; 11/22/05)(f)(g)	B2	10.75%	12/01/15	600	654,000

					18,652,325

Tobacco — 0.3%
Reynolds American, Inc., Gtd. Notes	Ba1	7.75%	06/01/18	615	656,414

SEE NOTES TO FINANCIAL STATEMENTS.

A40

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

Utilities — 6.5%
CMS Energy Corp., Sr. Unsub. Notes	Ba1	2.875%	12/01/24	$ 325	$440,781
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.20%	05/15/19	1,950	1,915,875
Homer City Funding LLC, Sec’d. Notes	Ba2	8.734%	10/01/26	1,455	1,585,950
Nevada Power Co., General Refinance Mortgage	Baa3	6.75%	07/01/37	100	103,369
NRG Energy, Inc., Gtd. Notes	B1	7.25%	02/01/14	495	482,625
NRG Energy, Inc., Gtd. Notes	B1	7.375%	02/01/16	2,800	2,730,000
NRG Energy, Inc., Gtd. Notes	B1	7.375%	01/15/17	175	170,625
PSE&G Energy Holdings LLC, Sr. Notes	Ba3	8.50%	06/15/11	1,000	1,042,113
Reliant Energy Mid-Atlantic Power Holdings LLC, Series B, Pass-Through Certificates	Ba2	9.237%	07/02/17	344	359,490
Reliant Energy, Inc., Gtd. Notes	B2	6.75%	12/15/14	2,075	2,080,188
Reliant Energy, Inc., Sr. Notes	B3	7.625%	06/15/14	125	123,750
Reliant Energy, Inc., Sr. Notes	B3	7.875%	06/15/17	175	173,250
Sierra Pacific Power Co., General Refinance Mortgage	Baa3	6.75%	07/01/37	200	206,739
Sierra Pacific Resources, Sr. Unsec’d. Notes	Ba3	6.75%	08/15/17	200	202,318
South Point Energy Center LLC/Broad River Energy LLC/Rockgen Energy LLC, Gtd. Notes, 144A (cost $872,767; purchased 04/29/03 - 06/03/05)(f)(g)(i)	D(d)	8.40%	05/30/12	968	957,832
Tenaska Alabama Partners LP, Sec’d. Notes, 144A (cost $777,580; purchased 06/13/05 - 08/01/05)(f)(g)	Ba2	7.00%	06/30/21	763	761,082

					13,335,987

TOTAL CORPORATE BONDS (cost $162,472,133)					159,750,018

MUNICIPAL BONDS — 1.7%
Texas — 1.7%
Comal Texas Independent School District, General Obligation Unlimited Bond	Aaa	5.00%	02/01/36	3,000	3,094,440
Transition Communication Mobility, State of Texas, General Obligation Unlimited Bond	Aa1	5.00%	04/01/37	400	417,432

TOTAL MUNICIPAL BONDS (cost $3,377,581)					3,511,872

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 13.2%
Federal National Mortgage Assoc.		5.00%	TBA	6,500	6,337,500
Federal National Mortgage Assoc.		5.50%	TBA	14,500	14,481,875
Federal National Mortgage Assoc.		6.00%	TBA	6,200	6,294,934

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $27,156,445)					27,114,309

				Shares
PREFERRED STOCKS — 1.1%
Business Services — 0.1%
Federal National Mortgage Assoc., 5.38%, CVT				1	84,799
Washington Mutual Capital Trust 2001, 5.38%, CVT				4,600	129,950

					214,749

Financial – Bank & Trust — 0.1%
UBS Preferred Funding Trust V, 6.24%, CVT				250,000	240,715

Hospitals/Hospital Management — 0.2%
Fresenius Medical Care Capital Trust II, 7.88%				500,000	500,000

Metals & Mining — 0.4%
Freeport-McMoRan Cooper & Gold, Inc., 6.75%, CVT				1,500	226,380
Vale Capital Ltd., 5.50%, CVT				8,000	517,760

					744,140

SEE NOTES TO FINANCIAL STATEMENTS.

A41

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

PREFERRED STOCKS (continued)				Shares	Value (Note 2)
Oil & Gas Exploration/Production — 0.3%
Chesapeake Energy Corp., 4.50%, CVT				4,000	$440,000
Chesapeake Energy Corp., 5.00%, CVT				1,500	178,500

					618,500

TOTAL PREFERRED STOCKS (cost $2,089,982)					2,318,104

TOTAL LONG-TERM INVESTMENTS (cost $208,598,491)					205,801,211

SHORT-TERM INVESTMENTS — 14.3%	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#
COMMERCIAL PAPER — 12.2%
Abbey National North America LLC	A1+	4.22%	01/07/08	$2,300	2,298,371
Bank of Scotland PLC	A1+	4.93%	03/20/08	5,600	5,541,300
Rabobank USA Finance Corp.	A1+	3.99%	01/02/08	5,600	5,599,381
Skandinaviska Enskilda Banken (cost $5,640,335; purchased 12/20/07)(f)(h)	A1+	4.76%	03/20/08	5,700	5,640,251
UBS Finance (De) LLC	A1+	4.69%	01/28/08	6,000	5,977,207

TOTAL COMMERCIAL PAPER (cost $25,056,275)					25,056,510

				Contracts/ Notional Amount (000)
OUTSTANDING OPTIONS PURCHASED* — 1.9%
Call Options
Interest Rate Swap Option, expiring 07/06/2009 @ 4.25%				85,100	1,064,915
Swap on 3 Month LIBOR, expiring 09/22/2008 @ 4.75%				80,000	1,699,180
expiring 12/31/2008 @ 4.72%				7,000	140,195
expiring 09/08/2009 @ 4.75%				60,000	1,049,555

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $2,011,395)					3,953,845

				Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Dryden Core Investment Fund – Taxable Money Market Series (cost $358,660)(w)(Note 4)				358,660	358,660

				Principal Amount (000)#
U.S. TREASURY OBLIGATIONS(k)(n)
U.S. Treasury Bills		2.955%	03/13/08	$55	54,667
U.S. Treasury Bills		2.98%	03/13/08	25	24,848

TOTAL U.S. TREASURY OBLIGATIONS (cost $79,526)					79,515

TOTAL SHORT-TERM INVESTMENTS (cost $27,505,856)					29,448,530

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN — 114.2% (cost $236,104,347; Note 6)					235,249,741

SEE NOTES TO FINANCIAL STATEMENTS.

A42

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

	Contracts/ Notional Amount (000)	Value (Note 2)
OUTSTANDING OPTIONS WRITTEN* — (1.6)%
Call Options
Interest Rate Swap Option, expiring 07/06/2009 @ 4.90%	28,400	$(996,980)
Swap on 3 Month LIBOR, expiring 09/22/2008 @ 5.23%	27,000	(1,366,013)
expiring 12/31/2008 @ 5.22%	2,300	(111,098)
expiring 09/08/2009 @ 5.15%	20,000	(856,808)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $1,944,180)		(3,330,899)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN — 112.6% (cost $234,160,167; Note 6)		231,918,842
OTHER LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (12.6%)		(25,925,796)

NET ASSETS — 100.0%		$205,993,046

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
CVT	Convertible Security
NR	Not Rated by Moody’s or Standard & Poor’s
PIK	Payment-in-kind
TBA	To Be Announced
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
INR	Indian Rupee
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble

#	Principal amount is shown in U.S. dollars unless otherwise stated.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $52,543,841. The aggregate value of $51,980,919 is approximately 25.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(h)	Security is restricted as to resale and generally is sold only to institutional investors who agree that they are purchasing the paper for investment and not with a view to public distribution (does not include 144A securities – see footnote above). At the end of the current reporting period, the aggregate cost of such securities was $5,640,335. The aggregate market value of $5,640,251 is approximately 2.7% of net assets. These securities have been deemed to be liquid under procedures established by the Board of Trustees.

(i)	Represents issuer in default on interest payments. Non-income producing security.

(k)	Securities segregated as collateral for futures contracts.

(n)	Rates shown are the effective yields at purchase date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

(x)	Other liabilities in excess of other assets include unrealized appreciation (depreciation) on futures contracts, forward foreign currency exchange contracts, interest rate and credit default swap agreements as follows:

Futures contracts open at December 31, 2007:

Securities or a portion thereof with an aggregate market value of $79,515 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2007.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation
Long Positions:
12	90 Day Euro Dollar	Jun 08	$2,871,450	$2,887,650	$16,200
40	90 Day Euro Dollar	Mar 09	9,557,500	9,663,000	105,500
20	90 Day Euro Dollar	Dec 09	4,765,250	4,809,000	43,750

					$165,450

SEE NOTES TO FINANCIAL STATEMENTS.

A43

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Euros, expiring 01/17/08	EUR	58	$85,399	$84,799	$(600)
Indian Rupee, expiring 05/12/08	INR	80,337	2,000,000	2,026,348	26,348
Mexican Peso, expiring 07/10/08	MXN	22,375	2,000,000	2,016,965	16,965
Russian Ruble, expiring 07/10/08	RUB	50,660	2,000,000	2,057,131	57,131
South Korean Won, expiring 08/04/08	KRW	1,830,000	2,000,000	1,971,120	(28,880)

			$8,085,399	$8,156,363	$70,964

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation
British Pound, expiring 01/31/08	GBP	508	$1,023,269	$1,010,296	$12,973
Euros, expiring 01/17/08	EUR	2,995	4,387,106	4,380,241	6,865

			$5,410,375	$5,390,537	$19,838

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	06/18/10		$4,600,000	4.00%	3 month LIBOR	$12,104
Morgan Stanley Capital Services, Inc.(1)	06/18/09		300,000	4.00%	3 month LIBOR	746
Morgan Stanley Capital Services, Inc.(1)	06/18/13		8,700,000	4.00%	3 month LIBOR	95,037
Morgan Stanley Capital Services, Inc.(1)	12/19/09		4,000,000	5.00%	3 month LIBOR	55,859
Barclays Bank PLC(1)	01/02/12	BRL	12,800,000	10.68%	Brazilian interbank lending rate	(392,191)
Goldman Sachs(1)	01/02/12	BRL	1,700,000	10.15%	Brazilian interbank lending rate	(58,363)
Morgan Stanley Capital Services, Inc.(1)	01/02/12	BRL	16,500,000	10.12%	Brazilian interbank lending rate	(647,306)
Citigroup(1)	05/14/09	MXN	13,000,000	7.91%	28 day Mexican interbank rate	(5,100)
Morgan Stanley Capital Services, Inc.(1)	05/14/09	MXN	15,000,000	7.91%	28 day Mexican interbank rate	(4,464)

						$(943,678)

(1)	Portfolio pays the floating rate and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Depreciation
Credit Suisse International, LTD.(1)	03/20/08	$1,000,000	0.65%	Abitibi-Consol, Co., 8.375%, due 04/01/15	$(22,675)
Morgan Stanley Capital Services, Inc.(1)	09/20/12	500,000	2.68%	Aramark Corp., 8.50%, due 02/01/15	(26,089)
Lehman Brothers, Inc.(1)	09/20/12	400,000	4.25%	Celestica, Inc., 7.625%, due 07/01/13	(11,646)
Lehman Brothers, Inc.(1)	09/20/12	500,000	2.52%	CSC Holdings, Inc., 7.625%, due 07/15/18	(29,673)
Citigroup(1)	09/20/12	125,000	2.57%	Dynergy Holdings, Inc., 6.875%, due 04/01/11	(7,100)
Citigroup(1)	12/20/12	300,000	2.25%	Forest Oil Corp., 7.75%, due 05/01/14	(614)

SEE NOTES TO FINANCIAL STATEMENTS.

A44

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Depreciation
Citigroup(1)	06/20/12	$1,000,000	7.28%	GMAC LLC, 6.875%, due 08/28/12	$(7,848)
Bank of America(1)	09/20/12	600,000	6.75%	GMAC LLC, 6.875%, due 08/28/12	(11,529)
Deutsche Bank(1)	09/20/12	250,000	6.15%	GMAC LLC, 6.875%, due 08/28/12	(8,650)
Goldman Sachs(1)	09/20/12	1,600,000	6.70%	GMAC LLC, 6.875%, due 08/28/12	(32,795)
Merrill Lynch & Co.(1)	12/20/12	1,600,000	6.30%	GMAC LLC, 6.875%, due 08/28/12	(48,925)
Morgan Stanley Capital Services, Inc.(1)	04/20/11	1,500,000	1.05%	JSC “GAZPROM”	(20,678)
JPMorgan Chase Bank, N.A.(1)	02/20/12	1,000,000	0.77%	JSC “GAZPROM”	(28,801)
Barclays Bank PLC(1)	02/20/09	1,000,000	0.76%	OJSC Russian Agricultural Bank, 6.875%, due 11/29/10	(8,067)
Barclays Bank PLC(1)	03/20/09	500,000	0.74%	OJSC Russian Agricultural Bank, 6.875%, due 11/29/10	(5,348)
Credit Suisse International, LTD.(1)	09/20/12	150,000	4.22%	Sanmina-SCI Corp., 8.125%, due 03/01/16	(11,176)
Citigroup(1)	09/20/12	500,000	2.92%	Sungard Data Systems, Inc., 9.125%, due 08/15/13	(22,046)

					$(303,660)

(1)	Portfolio receives the fixed rate and pays the counterparty the notional amount in the event that the underlying bond defaults.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A45

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

U.S. Government Mortgage-Backed Obligations	13.2%
Commercial Paper	12.2
Telecommunications	9.0
Diversified Financial Services	9.0
Utilities	6.5
Bank Notes	6.3
Oil & Gas Exploration/Production	5.6
Hospitals/Hospital Management	4.9
Media	4.1
Automotive	3.2
Retail	2.9
Forest & Paper Products	2.8
Financial – Bank & Trust	2.5
Gaming	2.4
Chemicals	2.2
Semiconductors	2.0
Outstanding Options Purchased	1.9
Advertising	1.8
Municipal Bonds	1.7
Metals & Mining	1.5
Containers & Packaging	1.5
Cable	1.4
Environmental Services	1.2
Foods	1.2
Pipelines & Other	1.1
Healthcare Services	1.1
Computer Services & Software	1.0
Technology	0.9
Electronic Components	0.9
Electric	0.9
Commercial Services	0.8
Distribution/Wholesale	0.7
Services Cyclical – Rental Equipment	0.6
Machinery & Equipment	0.5
Diversified Manufacturing	0.5
Business Services	0.5
Real Estate Management & Development	0.5
Entertainment	0.5
Oil, Gas & Consumable Fuels	0.4
Aerospace & Defense	0.4
Real Estate Investment Trusts	0.4
Tobacco	0.3
Diversified	0.2
Apparel	0.2
Airlines	0.2
Affiliated Money Market Mutual Fund	0.2
Construction	0.1
Oil & Gas Services	0.1
Diversified Operations	0.1
Household Products/Wares	0.1

114.2
Written Options	(1.6)
Other liabilities in excess of other assets	(12.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A46

SP PIMCO HIGH YIELD PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $235,745,687)	$234,891,081
Affiliated investments (cost $358,660)	358,660
Cash	1,553,148
Foreign currency, at value (cost $115,212)	115,131
Receivable for investments sold	6,367,010
Dividends and interest receivable	3,284,492
Unrealized appreciation on swap agreements	163,746
Unrealized appreciation on foreign currency forward contracts	120,282
Due from broker-varation margin	13,550
Receivable for Series shares sold	3,973
Prepaid expenses	227

Total Assets	246,871,300

LIABILITIES
Payable for investments purchased	35,607,826
Written options outstanding, at value (cost $1,944,180)	3,330,899
Unrealized depreciation on swap agreements	1,411,084
Premium for swaps sold	162,186
Payable for Series shares repurchased	128,384
Accrued expenses and other liabilities	102,890
Management fee payable	104,877
Unrealized depreciation on foreign currency forward contracts	29,480
Transfer agent fees payable	628

Total Liabilities	40,878,254

NET ASSETS	$205,993,046

Net assets were comprised of:
Paid-in capital	$207,883,884
Retained earnings	(1,890,838)

Net assets, December 31, 2007	$205,993,046

Net asset value and redemption price per share, $205,993,046 / 20,949,609 outstanding shares of beneficial interest	$9.83

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$18,047,207
Affiliated dividend income	446,487
Unaffiliated dividend income	43,857

18,537,551

EXPENSES
Management fee	1,420,530
Custodian’s fees and expenses	106,000
Audit fee	34,000
Shareholders’ reports	28,000
Trustees’ fees	14,000
Insurance expenses	8,000
Legal fees and expenses	7,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Commitment fee on syndicated credit agreement	1,500
Miscellaneous	8,424

Total expenses	1,631,454

NET INVESTMENT INCOME	16,906,097

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	299,020
Futures transactions	(172,128)
Options written transactions	11,577
Swap agreement transactions	65,759
Foreign currency transactions	(10,950)

193,278

Net change in unrealized appreciation (depreciation) on:
Investments	(6,402,020)
Futures	258,150
Options written	(1,391,390)
Swap agreements	(997,238)
Foreign currencies	65,103

(8,467,395)

NET LOSS ON INVESTMENTS AND FOREIGN CURRENCIES	(8,274,117)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,631,980

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$16,906,097	$20,150,424
Net realized gain on investment and foreign currency transactions	193,278	3,203,903
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(8,467,395)	3,124,086

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	8,631,980	26,478,413

DISTRIBUTIONS	(19,316,825)	(23,678,885)

SERIES SHARE TRANSACTIONS:
Series shares sold [974,027 and 1,758,830 shares, respectively]	10,047,357	17,937,774
Series shares issued in reinvestment of distributions [1,921,263 and 2,337,450 shares, respectively]	19,316,825	23,678,885
Series shares repurchased [8,500,462 and 13,506,793 shares, respectively]	(87,117,703)	(138,592,570)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(57,753,521)	(96,975,911)

TOTAL DECREASE IN NET ASSETS	(68,438,366)	(94,176,383)
NET ASSETS:
Beginning of year	274,431,412	368,607,795

End of year	$205,993,046	$274,431,412

SEE NOTES TO FINANCIAL STATEMENTS.

A47

SP PIMCO TOTAL RETURN PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 164.3%	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#	Value (Note 2)

ASSET-BACKED SECURITIES — 0.7%
Asset Backed Securities Corp. Home Equity Loan Trust, Series 2004-HE6, Class A1	Aaa	5.14%	(c)	09/25/34	$614	$600,748
Countrywide Asset-Backed Certificates (cost $1,016,030; purchased 02/17/06), Series 2006-SD1, Class A1, 144A(g)(l)	AAA(d)	5.025%	(c)	04/25/36	1,016	985,913
Master Asset Backed Securities Trust, Series 2006-AM3, Class A1	Aaa	4.925%	(c)	10/27/36	305	303,499
MBNA Credit Card Master Note Trust, Series 2004-A7, Class A7	Aaa	5.128%	(c)	12/15/11	2,000	1,996,145
Morgan Stanley ABS Capital I, Series 2006-HE4, Class A1	Aaa	4.905%	(c)	06/25/36	322	317,979
Morgan Stanley IXIS Real Estate Capital Trust, Series 2006-2, Class A1	Aaa	4.915%	(c)	11/25/36	1,135	1,105,982
Structured Asset Securities Corp., Series 2006-BC3, Class A2	Aaa	4.915%	(c)	10/25/36	4,609	4,524,912

TOTAL ASSET-BACKED SECURITIES (cost $10,007,209)						9,835,178

BANK NOTES — 3.3%
Chrysler Financial, Term (cost $28,239,225; purchased 07/31/07, 11/28/07)(g)(l)	BA-(d)	9.00%	(c)	08/03/14	29,726	28,529,732
HCA, Inc., Term B (cost $6,775,433; purchased 07/24/07)(g)(l)	BA-(d)	7.08%	(c)	11/14/13	6,982	6,718,826
Metro Goldwyn, Term B1 (cost $3,970,000; purchased 03/14/07)(g)(l)	BA-(d)	8.08%	(c)	04/08/12	3,970	3,671,349
SLM Corp. Bridge Loan (cost $7,960,000; purchased 06/27/07)(g)(l)	BA(d)	6.00%	(c)	06/30/08	8,000	7,971,221

TOTAL BANK NOTES (cost $46,986,733)						46,891,128

COLLATERALIZED MORTGAGE OBLIGATIONS — 4.0%
Asset Backed Funding Certificates, Series 2006-OPT3, Class A3A	Aaa	4.925%	(c)	11/25/36	1,209	1,189,204
Banc of America Mortgage Securities, Inc., Series 2004-2, Class 5A1	Aaa	6.50%		10/25/31	182	182,392
Bear Stearns Adjustable Rate Mortgage Trust, Series 2002-11, Class 1A1	Aaa	5.608%	(c)	02/25/33	458	453,550
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A2	Aaa	4.125%	(c)	03/25/35	6,081	5,980,286
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-4, Class 23A2	Aaa	5.368%	(c)	05/25/35	3,091	3,004,612
Brazos Student Loan Finance Corp., Series 1998-A, Class A2	Aaa	4.02%	(c)	06/01/23	43	42,975
Countrywide Alternative Loan Trust, Series 2006-OA19, Class A1A	Aaa	5.129%	(c)	12/25/46	6,159	5,810,710
Countrywide Alternative Loan Trust, Series 2007-OA7, Class A1A	Aaa	5.045%	(c)	01/25/46	4,589	4,329,633
Federal National Mortgage Assoc., Series 2001-29, Class Z	Aaa	6.50%		07/25/31	261	269,218
Government Lease Trust (cost $1,346,953; purchased 02/14/03), Series 1999-C1A, Class B2, 144A(g)(l)	AAA(d)	4.00%		05/18/11	1,500	1,500,896
Government National Mortgage Assoc., Series 2000-14, Class F	Aaa	5.678%	(c)	02/16/30	19	19,642
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A	Aaa	4.945%	(c)	10/25/46	3,186	3,120,145
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1	AAA(d)	4.539%	(c)	10/25/35	5,643	5,593,236
Harborview Mortgage Loan Trust, Series 2006-12, Class 2A11	Aaa	5.055%	(c)	12/19/36	1,452	1,434,630
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A	Aaa	4.945%	(c)	12/25/36	287	281,909
Indymac ARM Trust, Series 2001-H2, Class A1	Aaa	6.452%	(c)	01/25/32	6	5,992
Master Asset Securitization Trust, Series 2003-7, Class 1A2	AAA(d)	5.50%		09/25/33	2,510	2,487,961
Merrill Lynch Floating Trust (cost $1,683,642; purchased 10/31/06), Series 2006-1, Class A1, 144A(g)(l)	Aaa	5.098%	(c)	06/15/22	1,684	1,633,423
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A	Aaa	5.075%	(c)	02/25/36	2,556	2,459,668
Quest Trust (cost $2,958; purchased 06/24/04), Series 2004-X2, Class A1, 144A(g)(l)	Aaa	5.425%	(c)	06/25/34	3	2,749
Residential Funding Mortgage Securities I, Series 2003-S9, Class A1	Aaa	6.50%		03/25/32	466	465,975
Washington Mutual, Inc., Series 2002-AR2, Class A	Aaa	5.483%	(c)	02/27/34	1,002	979,929
Washington Mutual, Inc., Series 2002-AR17, Class 1A	Aaa	5.988%	(c)	11/25/42	681	659,300
Washington Mutual, Inc., Series 2003-AR1, Class 2A	Aaa	5.967%	(c)	02/25/33	75	74,682
Washington Mutual, Inc., Series 2003-R1, Class A1	Aaa	5.405%	(c)	12/25/27	9,888	9,451,130
Washington Mutual, Inc., Series 2005-AR13, Class A1A1	Aaa	5.155%	(c)	10/25/45	3,102	2,914,945
Washington Mutual, Inc., Series 2006-AR17, Class 1A1A	Aaa	5.598%	(c)	12/25/46	2,240	2,109,985
Washington Mutual, Inc., Series 2007-AR17, Class 2A	Aaa	5.733%	(c)	12/25/46	624	615,636

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $58,757,530)						57,074,413

SEE NOTES TO FINANCIAL STATEMENTS.

A48

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS — 19.6%	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Aerospace — 0.2%
Goodrich Corp., Sr. Unsec’d. Notes	Baa2	6.29%		07/01/16		$2,200	$2,289,410

Airlines
United AirLines, Inc., Pass-Through Certificates(i)(g)	NR	9.21%		01/21/17		82	204

Automobile Manufacturers — 0.5%
DaimlerChrysler NA Holding Corp., Gtd. Notes	A3	5.541%	(c)	03/13/09		3,500	3,475,685
DaimlerChrysler NA Holding Corp., Gtd. Notes, MTN	A3	5.75%		09/08/11		3,400	3,450,490

							6,926,175

Building Materials — 0.3%
Lennar Corp., Gtd. Notes	Ba1	5.95%		10/17/11		5,000	4,206,790

Diversified — 2.0%
C10 Capital SPV Ltd. (cost $2,500,000; purchased 12/11/06), Debs., 144A(g)(l)	BBB-(d)	6.722%	(c)	12/31/49		2,500	2,300,900
General Electric Co., Sr. Unsec’d. Notes	Aaa	5.186%	(c)	12/09/08		6,832	6,842,808
General Electric Co., Sr. Unsec’d. Notes	Aaa	5.25%		12/06/17		3,800	3,791,891
iStar Financial, Inc., Sr. Unsec’d. Notes	Baa2	5.80%		03/15/11		1,000	895,842
Siemens Financieringsmat (cost $14,700,000; purchased 08/09/06), Gtd. Notes, 144A (Netherlands)(g)(l)	A1	4.92%	(c)	08/14/09		14,700	14,704,087

							28,535,528

Financial – Bank & Trust — 4.9%
Intesa Bank Overseas Ltd., Bank Gtd. Notes	NR	6.079%	(c)	01/02/08		16,000	16,000,000
Norddeutsche Landesbank Girozentrale, MTN (Germany)	Aaa	0.45%		01/19/09	JPY	2,456,000	21,893,894
Rabobank Nederland, Notes, MTN (Netherlands)	Aaa	0.20%		06/20/08		569,000	5,075,445
Rabobank Nederland (cost $6,700,000; purchased 01/17/06), Sr. Notes, 144A (Netherlands)(g)(l)	Aaa	5.263%	(c)	01/15/09		6,700	6,690,828
Santander US Debt SA Unipersonal (cost $15,495,645; purchased 01/30/06), Gtd. Notes, 144A(g)(l)	Aa1	4.925%	(c)	02/06/09		15,500	15,411,898
Vornado Realty LP, Sr. Unsec’d. Notes	Baa2	5.60%		02/15/11		1,000	995,516
VTB Capital SA (cost $3,700,000; purchased 10/27/06), Sr. Notes, 144A(g)(l)	A2	5.494%	(c)	08/01/08		3,700	3,663,000

							69,730,581

Financial Services — 6.9%
Citi Financial, Inc., Unsec’d. Notes	Aa3	6.625%		06/01/15		600	630,016
Citigroup Capital XXI Gtd. Notes	A1	8.30%	(c)	12/21/47		11,000	11,486,101
Citigroup, Inc., Sr. Unsec’d. Notes	Aa3	5.024%	(c)	01/30/09		1,900	1,884,374
General Electric Capital Corp. (cost $14,999,395; purchased 08/30/07), Sub. Notes, 144A(g)(l)	Aa1	6.751%	(c)	09/15/36	GBP	7,500	15,116,898
General Motors Acceptance Corp., Bonds	Ba3	8.00%		11/01/31		11,100	9,311,512
General Motors Acceptance Corp., Unsub. Notes	Ba3	6.875%		08/28/12		10,800	9,050,011
Goldman Sachs Group, Inc. (The), Sr. Notes	Aa3	5.35%		01/15/16		1,300	1,288,144
Goldman Sachs Group, Inc. (The), Sr. Notes	Aa3	5.75%		10/01/16		6,000	6,089,892
Goldman Sachs Group, Inc. (The), Sr. Sub. Notes	A1	6.75%		10/01/37		8,200	8,034,180
Morgan Stanley, Sr. Notes, MTN	AA-(d)	5.334%	(c)	01/18/08		412	411,914
Morgan Stanley, Sr. Unsec’d. Notes, MTN	Aa3	5.006%	(c)	02/09/09		15,400	15,209,487
Pemex Project Funding Master Trust, Gtd. Notes	Baa1	9.125%		10/13/10		430	475,150
Petroleum Export Ltd. (cost $1,887,088; purchased 07/14/05), Sr. Notes, 144A (Cayman Islands)(g)(l)	Baa1	5.265%		06/15/11		1,887	1,865,575
SLM Corp., Unsec’d. Notes	Baa1	5.038%	(c)	04/14/08		12,900	12,806,165
SLM Corp. (cost $4,780,656; purchased 06/08/07), Sr. Notes, MTN, 144A(g)(l)	Baa1	4.959%	(c)	04/18/08		4,800	4,749,254

							98,408,673

SEE NOTES TO FINANCIAL STATEMENTS.

A49

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

CORPORATE BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#			Value (Note 2)

Healthcare Services — 0.7%
Amgen, Inc. (cost $9,085,713; purchased 05/24/07), Sr. Unsec’d. Notes, 144A(g)(l)	A2	5.85%		06/01/17		$9,100		$9,237,501
HCA, Inc., Sec’d. Notes	B2	9.25%		11/15/16		200		210,000

								9,447,501

Insurance — 0.5%
ASIF III Jersey Ltd., Sec’d. Notes, MTN (Japan)	Aa2	0.95%		07/15/09	JPY	875,000		7,800,678

Oil, Gas & Consumable Fuels — 0.6%
El Paso Corp., Sr. Unsec’d. Notes	Ba3	7.00%		05/15/11		200		203,722
El Paso Corp., Sr. Unsec’d. Notes, MTN	Ba3	7.80%		08/01/31		1,050		1,065,600
Transocean, Inc., Sr. Unsec’d. Notes	Baa2	5.341%	(c)	09/05/08		7,800		7,761,109

								9,030,431

Paper & Forest Products — 0.3%
Georgia-Pacific Corp. (cost $900,000; purchased 12/13/06), Gtd. Notes, 144A(g)(l)	Ba3	7.00%		01/15/15		900		875,250
Georgia-Pacific Corp. (cost $1,300,000; purchased 12/13/06), Gtd. Notes, 144A(g)(l)	Ba3	7.125%		01/15/17		1,300		1,264,250
Georgia-Pacific Corp., Sr. Unsec’d. Notes	B2	7.75%		11/15/29		3,000		2,745,000

								4,884,500

Retail & Merchandising — 0.3%
CVS Caremark Corp., Sr. Unsec’d. Notes	Baa2	5.75%		08/15/11		3,700		3,790,051

Telecom-Integrated/Services — 0.5%
BellSouth Corp., Sr. Unsec’d. Notes	A2	4.969%	(c)	08/15/08		7,200		7,188,502

Telecommunications — 1.2%
Embarq Corp., Sr. Unsec’d. Notes	Baa3	7.082%		06/01/16		6,000		6,182,286
Qwest Corp., Notes	Ba1	8.875%		03/15/12		1,650		1,765,500
Qwest Corp., Sr. Notes	Ba1	7.625%		06/15/15		7,000		7,122,500
Verizon Communications, Inc., Sr. Unsec’d. Notes	A3	5.85%		09/15/35		2,500		2,445,435

								17,515,721

Tobacco — 0.3%
Reynolds American, Inc., Gtd. Notes	Ba1	7.625%		06/01/16		4,000		4,251,984

Utilities — 0.4%
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.00%		05/15/17		800		786,000
Edison Mission Energy, Sr. Unsec’d. Notes	B1	7.625%		05/15/27		4,700		4,418,000

								5,204,000

TOTAL CORPORATE BONDS (cost $279,395,201)								279,210,729

FOREIGN GOVERNMENT BONDS — 2.3%
Federal Republic of France Bonds (France)	Aaa	4.00%		12/31/49	EUR	1,400		1,807,751
Federal Republic of Panama Bonds (Panama)	Ba1	8.875%		09/30/27		750		975,000
Federal Republic of Peru Notes (Peru)	NR	9.125%		01/15/08		400		400,000
Japan Bank International Corp. Foreign Government Gtd. (Japan)	Aaa	0.35%		03/19/08	JPY	350,000		3,130,118
Republic of Brazil Bonds (Brazil)	Ba1	12.50%		01/05/22	BRL	18,300		11,514,607
United Kingdom Treasury Stock Bonds (United Kingdom)	Aaa	4.25%		03/07/11	GBP	5,900		11,688,662
United Kingdom Treasury Stock Bonds (United Kingdom)	Aaa	5.75%		12/07/09		1,700		3,470,997

TOTAL FOREIGN GOVERNMENT BONDS (cost $30,602,709)								32,987,135

MUNICIPAL BONDS — 0.9%
Georgia State Road & Tollway Authority	Aaa	5.00%		03/01/21		700		731,507
Honolulu Hawaii City & County, Series A	Aaa	5.00%		07/01/23		3,075	(f)	3,217,219
Massachusetts Water resources Authority, Series J	Aaa	5.00%		08/01/32		2,500	(f)	2,564,300
Pierce County School District No. 3	Aaa	5.00%		12/01/23		3,000	(f)	3,142,260

SEE NOTES TO FINANCIAL STATEMENTS.

A50

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

MUNICIPAL BONDS (continued)	Moody’s Ratings (Unaudited)	Interest Rate		Maturity Date	Principal Amount (000)#		Value (Note 2)

Salt River Project Agricultural Improvement & Power District, B1B, Series 1076, 144A (cost $516,495; purchased 04/29/05)(g)(l)	AA(d)	5.77%	(c)	01/01/32	$500		$510,640
Salt River Project agricultural Improvement & Power District, Series B	Aa1	4.75%		01/01/32	1,000	(f)	1,010,640
Tobacco Settlement Financing Corp. Rhode Island, Revenue Bonds	Baa3	6.125%		06/01/32	1,205		1,224,485
Tobacco Settlement Financing Corp. Rhode Island, Revenue Bonds	Baa3	6.25%		06/01/42	400		401,040

TOTAL MUNICIPAL BONDS (cost $12,410,078)							12,802,091

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 97.7%
Federal Home Loan Mortgage Corp.		4.00%		09/01/18	648		623,869
Federal Home Loan Mortgage Corp.		4.50%		11/01/35	894		845,016
Federal Home Loan Mortgage Corp.		5.00%		09/01/35-01/01/37	52,355		51,115,897
Federal Home Loan Mortgage Corp.		5.50%		06/01/37	1,995		1,990,837
Federal Home Loan Mortgage Corp.		5.50%		TBA	8,000		7,982,496
Federal National Mortgage Assoc.		4.00%		07/01/18-03/01/20	70,866		68,000,359
Federal National Mortgage Assoc.		4.50%		08/01/33-06/01/36	56,054		53,042,700
Federal National Mortgage Assoc.		4.50%		TBA	35,000		34,442,170
Federal National Mortgage Assoc.		5.00%		12/01/18-03/01/36	178,046		173,951,574
Federal National Mortgage Assoc.		5.184%	(c)	06/01/35	1,613		1,629,308
Federal National Mortgage Assoc.		5.50%		01/18/21-04/01/37	339,506		339,405,247
Federal National Mortgage Assoc.		5.50%		TBA	245,900		245,592,625
Federal National Mortgage Assoc.		5.622%	(c)	05/01/36	82		82,252
Federal National Mortgage Assoc.		6.00%		04/01/16-09/01/36	19,901		20,228,296
Federal National Mortgage Assoc.		6.00%		TBA	62,000		62,949,344
Federal National Mortgage Assoc.		6.341%	(c)	12/01/36	1,863		1,888,604
Government National Mortgage Assoc.		4.50%		09/15/33	38		35,921
Government National Mortgage Assoc.		5.00%		08/15/33-09/15/36	10,131		9,984,372
Government National Mortgage Assoc.		5.00%		TBA	46,834		46,146,028
Government National Mortgage Assoc.		5.50%		05/15/36-12/15/37	10,353		10,429,722
Government National Mortgage Assoc.		5.50%		TBA	32,775		33,010,587
Government National Mortgage Assoc.		5.625%	(c)	08/20/24-08/20/27	157		158,772
Government National Mortgage Assoc.		6.00%		10/15/23-11/15/37	150,877		154,487,118
Government National Mortgage Assoc.		6.375%	(c)	04/20/25-05/20/25	46		46,656
Government National Mortgage Assoc.		6.50%		TBA	71,000		73,307,500
Government National Mortgage Assoc.		9.00%		07/15/30-08/15/30	2		2,479

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $1,382,578,462)							1,391,379,749

U.S. TREASURY OBLIGATIONS — 35.8%
U.S. Treasury Bonds		4.75%		02/15/37	4,800		5,023,498
U.S. Treasury Bonds		5.00%		05/15/37	229,700		250,355,083
U.S. Treasury Bonds		6.25%		05/15/30	5,400		6,739,033
U.S. Treasury Bonds		6.75%		08/15/26	17,900		22,912,000
U.S. Treasury Bonds		8.75%		08/15/20	13,000		18,509,764
U.S. Treasury Inflationary Bonds, TIPS		0.875%		04/15/10	29,000		31,876,087
U.S. Treasury Inflationary Bonds, TIPS		2.00%		04/15/12	8,400		8,963,851
U.S. Treasury Inflationary Bonds, TIPS		2.00%		07/15/14	17,300		19,812,534
U.S. Treasury Inflationary Bonds, TIPS		2.00%		01/15/26	5,700		5,975,960
U.S. Treasury Inflationary Bonds, TIPS		2.375%		04/15/11	9,100		9,984,638
U.S. Treasury Inflationary Bonds, TIPS		2.375%		01/15/17	10,900		11,916,815
U.S. Treasury Inflationary Bonds, TIPS		2.375%		01/15/25	5,400		6,283,864
U.S. Treasury Notes		3.375%		11/30/12	800		797,313
U.S. Treasury Notes		3.75%		05/15/08	1,100		1,101,289
U.S. Treasury Notes		4.25%		09/30/12	6,100		6,313,976
U.S. Treasury Notes		4.25%		11/15/17	6,200		6,308,016
U.S. Treasury Notes		4.50%		02/28/11	13,050		13,593,415
U.S. Treasury Notes		4.50%		02/15/16	100		104,086

SEE NOTES TO FINANCIAL STATEMENTS.

A51

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

U.S. TREASURY OBLIGATIONS (continued)	Interest Rate	Maturity Date	Principal Amount (000)#		Value (Note 2)

U.S. Treasury Notes	4.625%	07/31/12		$14,600	$15,330,000
U.S. Treasury Notes	4.75%	08/15/17		42,260	44,633,829
U.S. Treasury Notes	4.875%	08/15/16		1,600	1,703,750
U.S. Treasury Notes	5.125%	05/15/16		8,700	9,416,393
U.S. Treasury Notes	8.125%	08/15/19		6,800	9,166,189
U.S. Treasury Strips	Zero	02/15/22		7,000	3,632,223

TOTAL U.S. TREASURY OBLIGATIONS (cost $505,685,264)					510,453,606

TOTAL LONG-TERM INVESTMENTS (cost $2,326,423,186)					2,340,634,029

SHORT-TERM INVESTMENTS — 3.8%			Notional Amount (000)
OUTSTANDING OPTIONS PURCHASED* — 1.7%
Call Options — 1.7%
2 Year U.S. Treasury Note Futures, expiring 02/22/2008, Strike Price $114.50				$15,200	$1,188
expiring 02/22/2008, Strike Price $116.00				136,200	10,641
expiring 02/22/2008, Strike Price $120.00				21,200	1,656
5 Year U.S. Treasury Note Futures, expiring 02/22/2008, Strike Price $126.00				16,700	2,609
expiring 02/22/2008, Strike Price $126.50				5,500	859
expiring 02/22/2008, Strike Price $127.00				2,700	422
expiring 02/22/2008, Strike Price $134.00				92,800	14,500
10 Year Euro-Bund Futures, expiring 02/22/2008, Strike Price $125.50			EUR	31,800	4,649
10 Year U.S. Treasury Note Futures, expiring 02/22/2008, Strike Price $134.00				50,000	7,813
expiring 02/22/2008, Strike Price $135.00				228,500	35,703
20 Year U.S. Treasury Bond Futures, expiring 02/22/2008, Strike Price $137.00				83,700	13,078
expiring 02/22/2008, Strike Price $139.00				61,200	9,563
expiring 02/22/2008, Strike Price $140.00				45,000	7,031
expiring 02/22/2008, Strike Price $141.00				168,300	26,297
expiring 02/22/2008, Strike Price $150.00				200,000	31,250
Currency Option on EUR vs. USD, expiring 05/19/2010 @ FX Rate 1.37				8,400	960,319
Currency Option on USD vs. JPY, expiring 09/16/2008 @ FX Rate 118.00				18,300	36,069
Eurodollar Futures, expiring 03/17/2008, Strike Price $95.00				454,000	873,950
expiring 03/17/2008, Strike Price $95.25				1,197,000	1,571,063
expiring 06/16/2008, Strike Price $95.25				589,000	1,483,544
FNMA, expiring 03/05/2008, Strike Price $105.50				99,000	3,267
expiring 03/11/2008, Strike Price $104.50				13,200	673
GNMA, expiring 02/13/2008, Strike Price $104.87				25,500	255
expiring 03/13/2008, Strike Price $105.00				22,000	968
Swap on 3 Month LIBOR, expiring 05/02/2008 @ 5.75%				7,800	925,255
expiring 09/19/2008 @ 4.55%				350,000	6,366,161
expiring 09/26/2008 @ 4.75%				279,100	5,917,168
expiring 12/19/2008 @ 4.50%				243,900	4,160,012
expiring 12/31/2008 @ 3.75%				232,700	2,005,595

					24,471,558

SEE NOTES TO FINANCIAL STATEMENTS.

A52

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENTS (continued)				Notional Amount (000)		Value (Note 2)

Put Options
5 Year Euro-Bobl Futures, expiring 02/22/2008, Strike Price $103.25				EUR	12,600	$3,655
expiring 02/22/2008, Strike Price $103.50					50,000	921
10 Year U.S. Treasury Note Futures, expiring 02/22/2008, Strike Price $102.00					117,800	18,406
expiring 02/22/2008, Strike Price $103.00					177,100	27,672
20 Year U.S. Treasury Bond Futures, expiring 02/22/2008, Strike Price $95.00					90,000	14,062
expiring 02/22/2008, Strike Price $96.00					110,000	17,187
Currency Option on EUR vs. USD, expiring 05/19/2010 @ FX Rate 1.37					8,400	342,180
Eurodollar Futures, expiring 03/17/2008, Strike Price $91.75					1,650,000	10,313
expiring 03/17/2008, Strike Price $92.25					1,500,000	9,375
expiring 03/17/2008, Strike Price $92.50					1,080,000	6,750
expiring 06/16/2008, Strike Price $92.50					402,000	2,513
European Government, expiring 03/05/2008, Strike Price $86.00					8,000	272
FNMA expiring 01/07/2008, Strike Price $81.00					47,000	—
expiring 01/07/2008, Strike Price $86.00					69,000	—
expiring 02/05/2008, Strike Price $86.44					28,000	—
expiring 02/05/2008, Strike Price $88.50					14,900	45
expiring 02/12/2008, Strike Price $83.31					35,000	—
expiring 03/05/2008, Strike Price $85.00					20,000	520
expiring 03/05/2008, Strike Price $89.00					100,000	3,000
expiring 03/05/2008, Strike Price $90.00					48,000	274
expiring 03/05/2008, Strike Price $90.63					10,000	—
GNMA, expiring 02/13/2008, Strike Price $90.00					18,000	—
expiring 03/13/2008, Strike Price $82.25					55,000	605
expiring 03/13/2008, Strike Price $86.00					40,300	1,652
Swap on 3 Month LIBOR, expiring 03/19/2008, Strike Price $93.00				GBP	673,500	—
expiring 05/02/2008 @ 6.25%					4,500	5,727
expiring 06/18/2008, Strike Price $92.50					311,500	—

						465,129

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $11,693,136)						24,936,687

	Moody’s Ratings (Unaudited)	Interest Rate	Maturity Date	Principal Amount (000)#
COMMERCIAL PAPER (n) — 1.0%
Federal Home Loan Mortgage Corp. Disc. Notes (cost $13,898,841)	A1+(d)	3.00%	01/02/08		13,900	13,898,842

U.S. TREASURY OBLIGATIONS (k)(n) — 0.9%
U.S. Treasury Bills		2.803%	02/28/08		20	19,910
U.S. Treasury Bills		2.85%	03/13/08		730	725,573
U.S. Treasury Bills		2.91%	03/13/08		1,170	1,162,904
U.S. Treasury Bills		2.955%	03/13/08		9,240	9,183,959
U.S. Treasury Bills		2.971%	02/28/08		290	288,689
U.S. Treasury Bills		3.005%	03/13/08		1,400	1,391,509

TOTAL U.S. TREASURY OBLIGATIONS (cost $12,774,529)						12,772,544

SEE NOTES TO FINANCIAL STATEMENTS.

A53

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

			Shares	Value (Note 2)
AFFILIATED MONEY MARKET MUTUAL FUND — 0.2%
Dryden Core Investment Fund — Taxable Money Market Series (cost $2,594,785) (Note 4)(w)			2,594,785	$2,594,785

TOTAL SHORT-TERM INVESTMENTS (cost $40,961,291)				54,202,858

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 168.1% (cost $2,367,384,477; Note 6)				2,394,836,887

	Interest Rate	Maturity Date	Principal Amount (000)#
SECURITIES SOLD SHORT — (62.6)%
U.S. Government Mortgage Obligations — (19.5)%
Federal National Mortgage Assoc.	5.00%	TBA	$146,500	(142,929,063)
Federal National Mortgage Assoc.	5.50%	TBA	13,200	(13,369,118)
Federal National Mortgage Assoc.	6.50%	TBA	93,000	(95,586,516)
Government National Mortgage Assoc.	6.00%	TBA	25,500	(26,105,625)

				(277,990,322)

U.S. Treasury Obligations — (43.1)%
U.S. Treasury Bonds	4.75%	02/15/37	3,600	(3,767,623)
U.S. Treasury Bonds	6.875%	08/15/25	8,000	(10,286,248)
U.S. Treasury Bonds	9.00%	11/15/18	950	(1,343,211)
U.S. Treasury Notes	3.50%	12/15/09	14,000	(14,118,132)
U.S. Treasury Notes	3.625%	05/15/13	1,800	(1,812,375)
U.S. Treasury Notes	4.25%	11/15/14	149,100	(153,817,673)
U.S. Treasury Notes	4.25%	11/15/17	73,200	(74,475,290)
U.S. Treasury Notes	4.375%	08/15/12	81,700	(85,261,630)
U.S. Treasury Notes	4.50%	05/15/17	700	(725,539)
U.S. Treasury Notes	4.625%	02/29/12	6,700	(7,030,812)
U.S. Treasury Notes	4.625%	11/15/16	1,200	(1,256,719)
U.S. Treasury Notes	4.625%	02/15/17	147,800	(154,520,318)
U.S. Treasury Notes	4.75%	05/15/14	400	(425,344)
U.S. Treasury Notes	4.875%	04/30/11	55,400	(58,351,767)
U.S. Treasury Notes	4.875%	07/31/11	39,400	(41,579,293)
U.S. Treasury Notes	5.125%	06/30/11	5,300	(5,630,837)

				(614,402,811)

TOTAL SECURITIES SOLD SHORT (proceeds received $888,413,453)				(892,393,133)

			Notional Amount (000)
OUTSTANDING OPTIONS WRITTEN* — (1.2)%
Call Options — (1.2)%
Swap on 3 Month LIBOR, expiring 09/19/2008 @ 5.05%			116,700	(4,986,254)
expiring 09/26/2008 @ 4.95%			121,800	(4,512,082)
expiring 12/19/2008 @ 5.00%			81,300	(3,234,330)
expiring 12/31/2008 @ 5.22%			77,300	(3,733,868)

				(16,466,534)

Put Options
Currency Option on USD vs JPY, expiring 09/16/2008 @ FX Rate 100.00			9,100	(95,832)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $7,189,460)				(16,562,366)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 104.3% (cost $1,471,781,564)				1,485,881,388
LIABILITIES IN EXCESS OF OTHER ASSETS(x) — (4.3)%				(61,099,375)

NET ASSETS — 100.0%				$1,424,782,013

SEE NOTES TO FINANCIAL STATEMENTS.

A54

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The following abbreviations are used in portfolio descriptions:

144A Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.

MTN	Medium Term Note
TBA	Securities Purchased on Forward Commitment Basis
TIPS	Treasury Inflation Protected Securities
NR	Not Rated by Moody’s or Standard & Poor’s
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(c)	Indicates a variable rate security.
(d)	Standard & Poor’s rating.
(f)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in liabilities) are $4,787,500 and $4,787,500, respectively.
(i)	Represents issuer in default on interest payments. Non-income producing security.
(g)	Indicates a security that has been deemed illiquid.
(k)	Securities segregated as collateral for futures contracts.
(l)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $127,559,233. The aggregate value of $127,404,190 is approximately 8.9% of net assets.
(n)	Rates shown are the effective yields at purchase date.
(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.
(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Securities or a portion thereof with an aggregate market value of $12,772,544 have been segregated with the custodian to cover margin requirements for future contracts open at December 31, 2007.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Long Positions:
300	90 Day Euro Dollar	Mar 08	$71,737,500	$71,823,750	$86,250
4,648	90 Day Euro Dollar	Jun 08	1,118,134,500	1,118,483,100	348,600
742	90 Day Euro Dollar	Sep 08	178,970,400	179,026,050	55,650
789	90 Day Euro Dollar	Dec 08	188,467,112	190,602,675	2,135,563
441	90 Day Euro Dollar	Mar 09	105,602,963	106,534,575	931,612
418	90 Day Euro Dollar	Jun 09	99,980,200	100,852,950	872,750
102	90 Day Euro Dollar	Sep 09	24,346,125	24,569,250	223,125
154	90 Day Euro Dollar	Dec 09	36,717,450	37,029,300	311,850
1,625	90 Day Euro EURIBOR	Jun 08	567,630,708	567,646,425	15,717
968	90 Day Euro EURIBOR	Sep 08	338,066,877	338,425,662	358,785
75	90 Day Euro EURIBOR	Dec 08	26,267,599	26,240,186	(27,413)
444	90 Day Euro EURIBOR	Dec 09	155,634,019	155,455,502	(178,517)
395	90 Day Sterling	Sep 08	93,002,403	93,342,299	339,896
42	90 Day Sterling	Dec 08	9,914,553	9,942,770	28,217
712	5 Year Euro-Bobl	Mar 08	113,932,804	112,363,525	(1,569,279)
3,441	10 Year U.S. Treasury Notes	Mar 08	387,711,110	390,177,141	2,466,031

					6,398,837

SEE NOTES TO FINANCIAL STATEMENTS.

A55

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Short Positions:
825	2 Year U.S. Treasury Notes	Mar 08	$172,822,031	$173,456,250	$(634,219)
1,272	5 Year U.S. Treasury Notes	Mar 08	139,598,070	140,277,750	(679,680)
318	10 Year Euro-Bund	Mar 08	53,597,868	52,588,535	1,009,333
6,372	20 Year U.S. Treasury Notes	Mar 08	743,112,266	741,541,500	1,570,766

					1,266,200

					$7,665,037

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts	Notional Amount (000)		Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real,
Expiring 03/04/08	BRL	36,108	$18,167,351	$20,093,085	$1,925,734
Expiring 07/02/08		12,860	6,727,000	7,030,147	303,147
British Pound,
Expiring 01/31/08	GBP	1,601	3,185,157	3,184,026	(1,131)
Canadian Dollar
Expiring 01/31/08	CAD	790	783,897	800,768	16,871
Chinese Yuan,
Expiring 02/27/08	CNY	83,615	11,573,000	11,563,345	(9,655)
Expiring 07/02/08		203,280	28,000,000	28,956,806	956,806
Indian Rupee,
Expiring 05/12/08	INR	1,636,869	39,794,821	41,286,886	1,492,065
Mexican Peso,
Expiring 03/13/08	MXN	62,170	5,454,000	5,667,159	213,159
Russian Ruble,
Expiring 01/11/08	RUB	750,085	29,000,000	30,566,745	1,566,745
Expiring 07/10/08		570,459	22,500,000	23,164,421	664,421
Expiring 11/19/08		393,645	15,953,191	15,868,816	(84,375)
South Korean Won,
Expiring 01/30/08	KRW	11,522,462	12,661,321	12,339,986	(321,335)
Swiss Franc,
Expiring 03/06/08	CHF	7,000	6,240,249	6,206,973	(33,276)

			$200,039,987	$206,729,163	$6,689,176

Sale Contracts	Notional Amount (000)		Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/03/08	GBP	1,601	$3,187,495	$3,186,958	$537
Expiring 01/31/08		23,488	47,067,666	46,712,309	355,357
Euros,
Expiring 01/17/08	EUR	8,653	12,656,694	12,655,034	1,660
Mexican Peso,
Expiring 03/13/08	MXN	62,170	5,631,303	5,667,159	(35,856)
Russian Ruble,
Expiring 01/11/08	RUB	750,085	30,113,180	30,566,745	(453,565)

			$98,656,338	$98,788,205	$(131,867)

SEE NOTES TO FINANCIAL STATEMENTS.

A56

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount#		Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Capital(1)	06/18/10		$45,800,000	4.00%	3 month LIBOR	$97,555
Barclays Capital(1)	06/18/13		170,900,000	4.00%	3 month LIBOR	1,030,912
Barclays Capital(1)	06/18/10		11,900,000	5.00%	3 month LIBOR	44,452
Barclays Capital(2)	06/18/38		26,000,000	5.00%	3 month LIBOR	(299,581)
Citigroup(2)	06/20/17		30,000,000	5.00%	3 month LIBOR	(584,266)
Deutsche Bank(1)	06/18/10		25,500,000	4.00%	3 month LIBOR	82,672
Deutsche Bank(1)	06/18/15		30,700,000	5.00%	3 month LIBOR	(45,869)
Deutsche Bank(2)	06/18/38		46,600,000	5.00%	3 month LIBOR	(1,306,737)
Merrill Lynch & Co.(1)	12/17/10		73,700,000	4.00%	3 month LIBOR	111,216
Morgan Stanley Capital Services, Inc.(1)	06/18/18		168,800,000	5.00%	3 month LIBOR	3,071,999
Morgan Stanley Capital Services, Inc.(1)	06/18/10		13,700,000	4.00%	3 month LIBOR	60,466
Morgan Stanley Capital Services, Inc.(1)	06/18/13		330,800,000	4.00%	3 month LIBOR	2,491,631
Morgan Stanley Capital Services, Inc.(2)	06/18/38		44,800,000	5.00%	3 month LIBOR	(1,268,344)
Citigroup(1)	04/15/09	AUD	82,000,000	7.00%	3 month Australian Bank Bill rate	(487,194)
Morgan Stanley Capital Services, Inc.(1)	12/15/09	AUD	38,600,000	7.00%	6 month Australian Bank Bill rate	(243,206)
Goldman Sachs(1)	01/02/12	BRL	136,200,000	10.15%	Brazilian interbank lending rate	(4,813,267)
Morgan Stanley Capital Services, Inc.(1)	01/02/12		240,800,000	10.12%	Brazilian interbank lending rate	(7,247,624)
UBS AG(1)	01/02/12		52,800,000	10.58%	Brazilian interbank lending rate	(1,340,247)
Citigroup(1)	03/21/09	EUR	4,000,000	4.00%	6 month EURIBOR	(46,992)
Deutsche Bank(1)	06/18/34		9,400,000	5.00%	6 month EURIBOR	(63,989)
UBS AG(1)	10/15/10		1,400,000	2.15%	FRC - Excluding Tobacco -Non-Revised Consumer Price Index	15,910
Barclays Capital(1)	09/15/10	GBP	23,200,000	5.00%	6 month LIBOR	(86,114)
Deutsche Bank(1)	09/15/10		6,900,000	5.00%	6 month LIBOR	123,258
Goldman Sachs(1)	09/15/15		2,000,000	5.00%	6 month LIBOR	(28,914)
Morgan Stanley Capital Services, Inc.(1)	09/18/09		49,200,000	6.00%	6 month LIBOR	714,219
Barclays Capital(2)	06/20/17	JPY	340,000,000	2.00%	6 month LIBOR	(9,575)
UBS AG(2)	06/20/17		830,000,000	2.00%	6 month LIBOR	(59,072)
Citigroup(1)	05/14/09	MXN	525,000,000	7.91%	28 day Mexican interbank rate	(206,199)

						$(10,292,900)

(1)	Portfolio pays the floating rate and receives the fixed rate.
(2)	Portfolio pays the fixed rate and receives the floating rate.
#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	06/20/12	$1,300,000	0.16%	Aetna, Inc., 7.875%, due 03/01/11	$13,963
Morgan Stanley & Co.(1)	12/20/08	2,700,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(2,344)
Morgan Stanley & Co.(1)	12/20/08	300,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(277)
Goldman Sachs(2)	03/20/08	10,000,000	0.05%	American Intl. Group, 5.60%, due 10/18/16	(12,991)
Merrill Lynch & Co.(1)	12/20/08	800,000	0.27%	Anadarko Petroleum Corp., 5.00%, due 10/01/12	(519)
UBS AG(1)	12/20/08	3,200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(6,843)
Goldman Sachs(1)	03/20/12	2,300,000	0.40%	AutoZone, Inc., 5.875%, due 10/15/12	(2,923)
Barclays Bank PLC(1)	06/20/12	1,300,000	0.15%	Baker Hughes, Inc., 6.00%, due 02/15/09	6,965
Bank of America Securities LLC(1)	12/20/12	1,400,000	0.47%	Black & Decker Corp., 4.75%, due 11/01/14	20,232
Barclays Bank PLC(1)	07/12/43	1,946,000	3.30%	Camber 6A, 8.758%, due 07/12/43	1,648,953
Bear Stearns International Ltd.(1)	12/20/08	400,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	4,736
Bear Stearns International Ltd.(1)	12/20/08	100,000	1.09%	Capital One Bank, 4.875%, due 05/15/08	1,012
UBS AG(1)	12/20/08	800,000	0.44%	Carnival Corp., 6.15%, due 04/15/08	(2,367)
Bear Stearns International Ltd.(1)	12/20/08	800,000	0.19%	Caterpillar, Inc., 7.25%, due 09/15/09	(648)

SEE NOTES TO FINANCIAL STATEMENTS.

A57

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Lehman Brothers, Inc.(1)	09/20/12	$1,700,000	0.60%	CBS Corp., 4.625%, due 05/15/18	$5,140
Barclays Bank PLC(1)	06/20/12	1,300,000	0.17%	Cigna Corp., 6.375%, due 10/15/11	13,425
Barclays Bank PLC(1)	06/20/15	700,000	0.15%	CitiFinancial, 6.625%, due 06/01/15	26,501
Bank of America Securities LLC(1)	12/20/12	1,400,000	0.33%	Clorox Co., 6.125%, due 02/01/11	9,606
Lehman Brothers, Inc.(1)	12/20/08	700,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(1,423)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.24%	Costco Wholesale Corp., 5.50%, due 03/15/07	(224)
Morgan Stanley & Co.(1)	09/20/11	3,800,000	0.24%	CVS Corp., 5.75%, due 08/15/11	9,567
Barclays Bank PLC(1)	09/20/11	3,400,000	0.58%	DaimlerChrysler NA, 5.75%, due 09/08/11	(20,209)
Bear Stearns International Ltd.(1)	12/20/08	800,000	0.24%	Deere & Co., 7.85%, due 05/15/10	(958)
Merrill Lynch & Co.(1)	12/20/08	1,600,000	0.35%	Devon Energy Corp., 6.875%, due 09/30/11	(4,222)
Bank of America Securities LLC(2)	06/20/12	16,900,000	0.75%	Dow Jones CDX HVOL-8 Index	(307,771)
Lehman Brothers, Inc.(1)	12/20/11	7,800,000	0.00%	Dow Jones CDX HY-7 Index	276,982
Merrill Lynch & Co.(1)	12/20/11	2,500,000	0.00%	Dow Jones CDX HY-7 Index	97,535
Bank of America Securities LLC(1)	06/20/12	16,200,000	2.75%	Dow Jones CDX HY-8 Index	82,788
Citigroup(2)	06/20/12	84,900,000	0.47%	Dow Jones CDX HY-8 Index	(1,219,195)
Citigroup(2)	06/20/12	28,200,000	2.11%	Dow Jones CDX HY-8 Index	(393,448)
Citigroup(2)	06/20/12	10,700,000	2.14%	Dow Jones CDX HY-8 Index	(132,364)
Citigroup(2)	06/20/12	2,700,000	2.18%	Dow Jones CDX HY-8 Index	(29,568)
Merrill Lynch & Co.(1)	06/20/12	28,200,000	2.75%	Dow Jones CDX HY-8 Index	791,219
Merrill Lynch & Co.(2)	06/20/12	15,400,000	2.08%	Dow Jones CDX HY-8 Index	(227,976)
UBS AG(1)	06/20/12	27,600,000	2.75%	Dow Jones CDX HY-8 Index	180,104
Morgan Stanley & Co.(1)	12/20/12	11,400,000	0.14%	Dow Jones CDX IG5 Index	346,368
Morgan Stanley & Co.(1)	12/20/12	26,700,000	0.14%	Dow Jones CDX IG5 Index	811,229
Morgan Stanley & Co.(2)	12/20/15	8,140,000	0.46%	Dow Jones CDX IG5 Index	(337,887)
Morgan Stanley & Co.(2)	12/20/15	19,000,000	0.46%	Dow Jones CDX IG5 Index	(782,324)
Barclays Bank PLC(1)	12/20/11	1,000,000	0.75%	Dow Jones CDX IG7 Index	38,571
Bank of America Securities LLC(1)	12/20/16	2,300,000	0.65%	Dow Jones CDX IG7 Index	65,683
Morgan Stanley & Co.(1)	12/20/16	13,500,000	0.65%	Dow Jones CDX IG7 Index	389,139
Bank of America Securities LLC(1)	06/20/12	142,900,000	0.35%	Dow Jones CDX IG8 Index	2,144,815
Lehman Brothers, Inc.(1)	06/20/12	14,900,000	0.35%	Dow Jones CDX IG8 Index	149,995
Morgan Stanley & Co.(1)	06/20/12	168,000,000	0.17%	Dow Jones CDX IG8 Index	6,593
Barclays Bank PLC(2)	06/20/17	57,400,000	0.60%	Dow Jones CDX IG8 Index	(468,548)
Barclays Bank PLC(1)	06/20/12	1,300,000	0.09%	Duke Energy, 7.375%, due 03/01/10	14,551
Bank of America Securities LLC(1)	12/20/08	1,700,000	0.13%	E.I. DuPont de Nemours & Co., 6.875%, due 10/15/09	(849)
Bank of America Securities LLC(1)	12/20/08	200,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(123)
Citigroup(1)	12/20/08	2,200,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(2,628)
Citigroup(1)	12/20/08	300,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(201)
Barclays Bank PLC(1)	12/20/08	2,300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(2,836)
Barclays Bank PLC(1)	12/20/08	300,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(272)
Morgan Stanley & Co.(1)	12/20/08	1,600,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(2,027)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.21%	Emerson Electric Co., 4.625%, due 10/15/12	(214)
Morgan Stanley & Co.(1)	12/20/08	800,000	0.22%	Emerson Electric Co., 7.125%, due 08/15/10	(1,094)
Bear Stearns International Ltd.(1)	10/05/46	4,300,000	1.55%	ESP Funding Ltd., 6.74%, due 10/05/46(3)	3,078,762
Citigroup(1)	12/20/08	1,700,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(1,140)
Citigroup(1)	12/20/08	200,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(61)
Merrill Lynch & Co.(1)	12/20/08	600,000	0.22%	Gannett Co., Inc., 6.375%, due 04/01/12	981
Deutsche Bank(1)	09/20/16	2,400,000	0.51%	Goodrich Corp., 6.29%, due 07/01/16	(29,159)
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(7,930)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(596)
Lehman Brothers, Inc.(1)	06/20/12	1,300,000	0.12%	Hartford Financial Services Group, 4.75%, due 03/01/14	12,654
Lehman Brothers, Inc.(1)	12/20/08	2,200,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	9,527
Lehman Brothers, Inc.(1)	12/20/08	300,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	973
Bear Stearns International Ltd.(1)	12/20/08	2,200,000	0.32%	H-P Co., 6.50%, due 07/01/12	(5,145)
Bear Stearns International Ltd.(1)	12/20/08	300,000	0.32%	H-P Co., 6.50%, due 07/01/12	(585)
Merrill Lynch & Co.(1)	12/20/08	1,400,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 06/01/25	(2,465)
Barclays Bank PLC(1)	03/20/12	1,500,000	0.17%	International Lease Finance Corp., 5.40%, due 02/15/12	20,785

SEE NOTES TO FINANCIAL STATEMENTS.

A58

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Barclays Bank PLC(1)	12/20/12	$2,000,000	0.48%	International Paper Co., 5.85%, due 10/30/12	$3,980
Barclays Bank PLC(1)	12/20/12	8,500,000	0.47%	International Paper Co., 5.85%, due 10/30/12	20,940
Bear Stearns International Ltd.(1)	12/20/08	800,000	0.60%	International Paper Co., 6.75%, due 09/01/11	(2,965)
Bear Stearns International Ltd.(1)	08/04/46	5,000,000	1.35%	Ipswich Street CDO Ltd., 6.23%, due 08/04/46(3)	3,713,025
Barclays Bank PLC(1)	03/20/11	1,000,000	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	109,869
Bear Stearns International Ltd.(1)	12/20/13	400,000	0.56%	iStar Financial, Inc., 5.95%, due 10/15/13	56,259
Lehman Brothers, Inc.(1)	12/20/08	2,100,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(1,166)
Lehman Brothers, Inc.(1)	12/20/08	300,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(201)
Lehman Brothers, Inc.(1)	12/20/12	900,000	0.44%	Kohls Corp., 6.30%, due 03/01/11	16,238
Morgan Stanley & Co.(1)	03/20/13	5,000,000	0.56%	Kroger Co., 5.50%, due 02/01/13	(45,744)
Deutsche Bank(1)	12/20/11	5,000,000	0.66%	Lennar Corp., 5.95%, due 10/17/11	839,928
Goldman Sachs(1)	06/20/17	3,600,000	0.95%	Liz Claiborne, Inc., 5.00%, due 07/08/13	268,155
Goldman Sachs(1)	06/20/17	600,000	0.95%	Liz Claiborne, Inc., 5.00%, due 07/08/13	44,692
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(4,111)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(487)
Bear Stearns International Ltd.(1)	03/20/16	3,100,000	0.28%	Loews Corp., 5.25%, due 03/15/16	25,770
Barclays Bank PLC(1)	06/20/12	1,300,000	0.12%	Loews Corp., 8.875%, due 04/15/11	6,183
Goldman Sachs(1)	02/25/34	1,355,338	2.00%	Long Beach Mortgage Loan Trust 2004-1, 7.34% , due 02/25/34(3)	479,481
Merrill Lynch & Co.(2)	02/25/34	1,355,338	2.25%	Long Beach Mortgage Loan Trust 2004-1, 7.34% , due 02/25/34(3)	(474,719)
Lehman Brothers, Inc.(1)	12/20/08	1,200,000	0.30%	Masco Corp., 5.875%, due 07/15/12	13,628
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.30%	Masco Corp., 5.875%, due 07/15/12	1,114
Lehman Brothers, Inc.(1)	09/20/17	5,000,000	1.02%	Masco Corp., 5.875%, due 07/15/12	148,089
Bear Stearns International Ltd.(1)	07/27/48	4,773,691	1.40%	Mercury CDO, Ltd., 6.41%, due 07/27/48(3)	3,416,597
Merrill Lynch & Co.(1)	12/20/08	1,200,000	0.85%	Motorola, Inc., 7.625%, due 11/15/10	(5,566)
Goldman Sachs(1)	03/20/12	2,300,000	0.26%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	2,566
UBS AG(1)	06/20/17	800,000	0.48%	Newell Rubbermaid, Inc., 6.75%, due 03/15/12	2,005
Bear Stearns International Ltd.(1)	12/20/12	1,800,000	0.29%	Nordstrom, Inc., 6.95%, due 03/15/28	20,341
Lehman Brothers, Inc.(1)	12/20/08	900,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(3,805)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(481)
Merrill Lynch & Co.(1)	12/20/08	800,000	0.28%	Occidental Petroleum Corp., 6.75%, due 01/15/12	(775)
Lehman Brothers, Inc.(1)	06/20/09	6,600,000	0.40%	People’s Republic of China, 6.80%, due 05/23/11	(20,036)
Barclays Bank PLC(1)	06/20/12	1,300,000	0.09%	Progress Energy, Inc., 5.625%, due 01/15/16	12,643
Merrill Lynch & Co.(1)	04/15/20	1,800,000	1.95%	Race Point CLO, 7.01%, due 04/15/20	255,877
Merrill Lynch & Co.(1)	04/15/20	2,500,000	4.05%	Race Point CLO, 9.61%, due 04/15/20	427,503
Lehman Brothers, Inc.(1)	12/20/08	1,200,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	5,120
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	324
UBS AG(1)	12/20/08	800,000	0.37%	RadioShack Corp., 7.375%, due 05/15/11	3,254
JPMorgan Chase Bank(1)	05/20/16	7,100,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	52,648
Morgan Stanley & Co.(1)	05/20/16	15,900,000	0.54%	Republic of Hungary, 4.75%, due 02/03/15	123,425
Lehman Brothers, Inc.(1)	09/20/10	400,000	2.26%	Republic of Turkey, 11.875%, due 01/15/30	(15,298)
Morgan Stanley & Co.(1)	09/20/10	1,700,000	2.70%	Republic of Turkey, 11.875%, due 01/15/30	(85,989)
Lehman Brothers, Inc.(1)	10/20/10	2,500,000	2.11%	Republic of Turkey, 11.875%, due 01/15/30	(81,008)
Morgan Stanley & Co.(2)	06/20/08	1,500,000	0.25%	Russian Federation, 7.50%, due 03/31/30	(1,858)
Citigroup(1)	03/20/12	2,300,000	0.34%	Safeway, Inc. 5.80%, 08/15/12	(6,471)
Barclays Bank PLC(1)	12/20/12	3,000,000	0.35%	Safeway, Inc. 5.80%, 08/15/12	(4,008)
Merrill Lynch & Co.(1)	12/15/19	1,600,000	1.88%	Saratoga CLO, Ltd., 6.84%, due 12/15/19	215,282
Merrill Lynch & Co.(1)	12/15/19	2,500,000	3.78%	Saratoga CLO, Ltd., 8.81%, due 12/15/19	241,311
Barclays Bank PLC(1)	06/20/12	1,300,000	0.12%	Schlumberger Limited, 1.50%, due 06/01/23	8,899
Morgan Stanley & Co.(1)	09/20/13	1,600,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	16,467
Bank of America Securities LLC(1)	12/20/12	2,200,000	0.30%	Sherwin-Williams, 7.375%, due 02/01/27	13,162
Barclays Bank PLC(1)	12/20/12	3,000,000	0.44%	Sherwin-Williams, 7.375%, due 02/01/27	(1,440)
UBS AG(1)	12/20/08	800,000	0.44%	Simon Property Group, L.P., 5.45%, due 03/15/13	1,446
Bank of America Securities LLC(1)	08/07/45	484,563	4.20%	TABS Ltd. 2005-2A, 7.63%, due 08/07/45(3)	397,217
Morgan Stanley & Co.(1)	06/20/12	5,000,000	0.11%	Target Corp., 5.875%, 03/01/12	67,841
Morgan Stanley & Co.(1)	12/20/08	800,000	0.53%	The Kroger Co., 4.75%, due 04/15/12	(3,539)
Morgan Stanley & Co.(1)	12/20/12	2,100,000	0.33%	TJX Cos., Inc., 7.45%, due 12/15/09	12,346
Goldman Sachs(1)	03/08/40	467,220	3.90%	Trinity CDO Ltd., 7.90%, due 03/08/40(3)	288,125

SEE NOTES TO FINANCIAL STATEMENTS.

A59

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counterparty	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC(1)	08/07/45	$467,220	4.30%	Trinity CDO Ltd., 7.90%, due 03/08/40(3)	$288,001
Bear Stearns International Ltd.(1)	03/20/11	1,000,000	0.33%	Vornado Realty, 5.60%, due 02/15/11	32,098
Goldman Sachs(1)	12/20/12	5,300,000	0.24%	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	(59)
Morgan Stanley & Co.(1)	06/20/17	4,900,000	0.15%	Wal-Mart Stores, Inc., 5.75%, due 12/19/30	55,480
Bear Stearns International Ltd.(1)	12/20/08	1,500,000	0.15%	Wal-Mart Stores, Inc., 6.875%, due 08/10/09	(1,049)
Citigroup(1)	12/20/08	3,600,000	0.14%	Wal-Mart Stores, Inc., 3.375%, due 10/01/08	(2,158)
Barclays Bank PLC(1)	12/20/08	900,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/01/12	(4,470)
Barclays Bank PLC(1)	12/20/08	100,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/01/12	(259)
Barclays Bank PLC(1)	06/20/12	1,500,000	0.09%	Wells Fargo Co., 5.21%, due 10/28/15(3)	29,754
Lehman Brothers, Inc.(1)	12/20/08	1,100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(1,600)
Lehman Brothers, Inc.(1)	12/20/08	100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(195)
Barclays Bank PLC(1)	03/20/12	1,300,000	0.21%	XL Cap Europe PLC, 6.50%, due 01/15/12	56,002

					$17,290,628

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

(2)	Portfolio pays counterparty par in the event that the underlying bond defaults and receives the fixed rate.

(3)	Variable rate, displayed rate is as of 12/31/07.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as December 31, 2007 were as follows:

U.S. Government Mortgage-Backed Obligations	97.7%
U.S. Treasury Obligations	36.7
Financial Services	6.9
Financial – Bank & Trust	4.9
Collateralized Mortgage Obligations	4.0
Bank Notes	3.3
Foreign Government Bonds	2.3
Diversified	2.0
Outstanding Options Purchased	1.7
Telecommunications	1.2
Commercial Paper	1.0
Municipal Bonds	0.9
Healthcare Services	0.7
Asset-Backed Securities	0.7
Oil, Gas & Consumable Fuels	0.6
Insurance	0.5
Telecom – Integrated/Services	0.5
Automobile Manufacturers	0.5
Utilities	0.4
Paper & Forest Products	0.3
Tobacco	0.3
Building Materials	0.3
Retail & Merchandising	0.3
Affiliated Money Market Mutual Fund	0.2
Aerospace	0.2

168.1
Written options and securities sold short	(63.8)
Liabilities in excess of other assets	(4.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A60

SP PIMCO TOTAL RETURN PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $2,364,789,692)	$2,392,242,102
Affiliated investments (cost $2,594,785)	2,594,785
Cash	10,233,151
Foreign currency, at value (cost $8,812,421)	8,915,956
Receivable for investments sold	1,003,542,031
Unrealized appreciation on swap agreements	29,916,729
Dividends and interest receivable	14,890,631
Unrealized appreciation on foreign currency forward contracts	7,496,502
Prepaid expenses	10,230
Receivable for Series shares sold	4,447

Total Assets	3,469,846,564

LIABILITIES
Payable for investments purchased	1,093,724,049
Securities sold short, at value (proceeds received $888,413,453)	892,393,133
Unrealized depreciation on swap agreements	22,919,001
Written options outstanding, at value (cost $7,189,460)	16,562,366
Interest payable on investments sold short	7,573,733
Payable for floating rates issued	4,787,500
Due to broker-variation margin	2,485,288
Premium for swaps sold	2,311,057
Unrealized depreciation on foreign currency forward contracts	939,193
Management fee payable	720,592
Payable for Series shares repurchased	442,314
Accrued expenses and other liabilities	202,644
Deferred trustees’ fees	2,407
Transfer agent fees payable	1,274

Total Liabilities	2,045,064,551

NET ASSETS	$1,424,782,013

Net assets were comprised of:
Paid-in capital	$1,378,893,617
Retained earnings	45,888,396

Net assets, December 31, 2007	$1,424,782,013

Net asset value and redemption price per share, $1,424,782,013 / 122,114,220 outstanding shares of beneficial interest	$11.67

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$75,609,573
Affiliated dividend income	2,834,564
Unaffiliated dividend income	22,500

78,466,637

EXPENSES
Management fee	8,856,902
Custodian’s fees and expenses	469,000
Interest Expense (Note 2)	334,045
Audit fee	41,000
Shareholders’ reports	38,000
Trustees’ fees	30,000
Insurance expenses	14,000
Legal fees and expenses	10,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	5,000
Commitment fee on syndicated credit agreement	5,000
Miscellaneous	14,217

Total expenses	9,817,164

NET INVESTMENT INCOME	68,649,473

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	(3,354,265)
Futures transactions	(18,491,896)
Options written transactions	1,409,460
Swap agreement transactions	48,722,725
Short sale transactions	(9,563,244)
Foreign currency transactions	3,698,607

22,421,387

Net change in unrealized appreciation (depreciation) on:
Investments	35,309,044
Futures	9,337,153
Options written	(8,999,059)
Swap agreements	7,795,807
Short sales	(7,483,127)
Foreign currencies	6,074,138

42,033,956

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	64,455,343

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$133,104,816

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment income	$68,649,473	$62,853,888
Net realized gain (loss) on investment and foreign currency transactions	22,421,387	(7,743,396)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	42,033,956	(1,183,406)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	133,104,816	53,927,086

DISTRIBUTIONS	(62,651,148)	(63,817,105)

SERIES SHARE TRANSACTIONS:
Series shares sold [19,086,017 and 18,129,452 shares, respectively]	215,233,306	202,000,051
Series shares issued in reinvestment of distributions [5,569,936 and 5,773,643 shares, respectively]	62,651,148	63,817,105
Series shares repurchased [45,249,342 and 18,464,240 shares, respectively]	(513,850,170)	(203,878,541)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(235,965,716)	61,938,615

TOTAL INCREASE (DECREASE) IN NET ASSETS	(165,512,048)	52,048,596
NET ASSETS:
Beginning of year	1,590,294,061	1,538,245,465

End of year	$1,424,782,013	$1,590,294,061

SEE NOTES TO FINANCIAL STATEMENTS.

A61

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 1.0%
Spirit Aerosystems Holdings, Inc. (Class A Stock)(a)	62,200	$2,145,900

Air Freight & Logistics — 1.3%
Expeditors International Washington, Inc.	59,600	2,662,928

Capital Markets — 3.6%
Eaton Vance Corp.	65,500	2,974,355
T. Rowe Price Group, Inc.	30,200	1,838,576
TD Ameritrade Holdings Corp.(a)(b)	130,900	2,625,854

		7,438,785

Chemicals — 5.6%
Ecolab, Inc.	73,900	3,784,419
Monsanto Co.	19,800	2,211,462
Nalco Holding Co.	92,200	2,229,396
Sigma-Aldrich Corp.	59,600	3,254,160

		11,479,437

Commercial Services & Supplies — 6.7%
Allied Waste Industries, Inc.(a)(b)	203,700	2,244,774
Corporate Executive Board Co.(b)	47,900	2,878,790
Iron Mountain, Inc.(a)(b)	115,700	4,283,214
Paychex, Inc.	64,400	2,332,568
Stericycle, Inc.(a)	35,500	2,108,700

		13,848,046

Communications Equipment — 2.2%
Comverse Technology, Inc.(a)(b)	136,400	2,352,900
Juniper Networks, Inc.(a)	67,600	2,244,320

		4,597,220

Computers & Peripherals — 0.8%
Brocade Communications Systems, Inc.(a)	229,600	1,685,264

Consumer Finance — 0.5%
Alliance Data Systems Corp.(a)(b)	13,500	1,012,365

Diversified Consumer Services — 1.0%
Weight Watchers International, Inc.	43,700	1,974,366

Electrical Equipment — 2.5%
Ametek, Inc.(b)	112,200	5,255,449

Electronic Equipment & Instruments — 1.6%
Amphenol Corp. (Class A Stock)	42,800	1,984,636
Insight Enterprises, Inc.(a)	77,000	1,404,480

		3,389,116

Energy Equipment & Services — 4.0%
Cameron International Corp.(a)	79,400	3,821,522
FMC Technologies, Inc.(a)	42,700	2,421,090
Pride International, Inc.(a)	61,300	2,078,070

		8,320,682

Food Products — 2.1%
ConAgra Foods, Inc.	138,900	3,304,431
Dean Foods Company	39,200	1,013,712

		4,318,143

Healthcare Equipment & Supplies — 5.4%
DENTSPLY International, Inc.	58,300	2,624,666
Hologic, Inc.(a)(b)	35,100	2,409,264
Inverness Medical Innovations.(a)(b)	29,400	1,651,692

SEE NOTES TO FINANCIAL STATEMENTS.

A62

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Healthcare Equipment & Supplies (continued)
ResMed, Inc.(a)(b)	54,500	$2,862,885
Respironics, Inc.(a)	25,300	1,656,644

		11,205,151

Healthcare Providers & Services — 8.3%
DaVita, Inc.(a)	85,500	4,817,925
Express Scripts, Inc.(a)	41,200	3,007,600
Henry Schein, Inc.(a)(b)	33,700	2,069,180
Omnicare, Inc.	66,700	1,521,427
Patterson Cos, Inc.(a)(b)	44,900	1,524,355
Quest Diagnostics, Inc.(b)	78,000	4,126,200

		17,066,687

Healthcare Technology — 0.7%
Cerner Corp.(a)(b)	24,300	1,370,520

Hotels, Restaurants & Leisure — 2.7%
Tim Hortons, Inc.	78,900	2,913,777
Yum! Brands, Inc.	71,100	2,720,997

		5,634,774

Household Products — 1.1%
Clorox Co. (The)	34,800	2,267,916

Independent Power Producers & Energy Traders — 1.0%
The AES Corp.(a)	95,400	2,040,606

Insurance — 2.4%
Axis Capital Holdings Ltd.	52,100	2,030,337
White Mountain Insurance	1,900	976,695
WR Berkley Corp.	68,400	2,039,004

		5,046,036

Internet & Catalog Retail — 0.6%
GSI Commerce, Inc.(a)(b)	60,200	1,173,900

Internet Software & Services — 1.6%
Akamai Technologies, Inc.(a)(b)	46,700	1,615,820
Equinix, Inc.(a)(b)	7,700	778,239
VeriSign, Inc.(a)(b)	24,900	936,489

		3,330,548

Machinery — 6.3%
Danaher Corp.	47,400	4,158,876
Dover Corp.	44,600	2,055,614
IDEX Corp.	88,100	3,183,053
ITT Corp.	53,700	3,546,348

		12,943,891

Media — 1.3%
Regal Entertainment Group (Class A Stock)(b)	147,800	2,670,746

Metals & Mining — 1.6%
Goldcorp, Inc.(b)	94,800	3,216,564

Oil, Gas & Consumable Fuels — 8.9%
Denbury Resources, Inc.(a)	52,600	1,564,850
Frontier Oil Corp	33,300	1,351,314
Murphy Oil Corporation	14,700	1,247,148
Newfield Exploration Co.(a)	27,800	1,465,060
Noble Energy, Inc.	16,800	1,335,936
Range Resources Corp.(b)	37,500	1,926,000
Southwestern Energy Co.(a)	91,400	5,092,808
XTO Energy, Inc.	85,875	4,410,540

		18,393,656

SEE NOTES TO FINANCIAL STATEMENTS.

A63

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Real Estate Investment Trusts — 0.7%
Annaly Mortgage Management, Inc.	77,200	$1,403,496

Semiconductors & Semiconductor Equipment — 3.7%
Broadcom Corp. (Class A Stock)(a)(b)	110,750	2,895,005
Integrated Device Technology, Inc.(a)	210,800	2,384,148
KLA-Tencor Corp.	28,800	1,387,008
PMC-Sierra, Inc.(a)	148,900	973,806

		7,639,967

Software — 4.9%
Adobe Systems, Inc.(a)	44,528	1,902,681
Amdocs Ltd.(a)	61,500	2,119,905
Autodesk, Inc.(a)(b)	21,700	1,079,792
Check Point Software Technologies Ltd.(a)	93,200	2,046,672
Electronic Arts, Inc.(a)	49,400	2,885,454

		10,034,504

Specialty Retail — 2.0%
Ross Stores, Inc.	59,000	1,508,630
Urban Outfitters, Inc.(a)(b)	94,800	2,584,248

		4,092,878

Textiles, Apparel & Luxury Goods — 1.2%
Phillips-Van Heusen(b)	65,900	2,429,074

Trading Companies & Distributors — 1.6%
Fastenal Co.	83,900	3,391,238

Wireless Telecommunication Services — 7.9%
American Tower Corp. (Class A Stock)(a)	88,900	3,787,140
Clearwire Corp. (Class A Stock)(a)(b)	81,600	1,118,736
Crown Castle International Corp.(a)	85,800	3,569,280
NII Holdings, Inc.(a)	160,700	7,765,024

		16,240,180

TOTAL LONG-TERM INVESTMENTS (cost $163,541,453)		199,720,033

SHORT-TERM INVESTMENT — 31.3%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $64,516,341 includes $55,037,230 of cash collateral received for securities on loan)(c)(d)(Note 4)	64,516,341	64,516,341

TOTAL INVESTMENTS — 128.1% (cost $228,057,794)		264,236,374
LIABILITIES IN EXCESS OF OTHER ASSETS — (28.1%)		(58,028,717)

NET ASSETS — 100.0%		$206,207,657

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $52,823,395; cash collateral of $55,037,230 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A64

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund ( including 26.7% of collateral received for securities on loan)	31.3%
Oil, Gas & Consumable Fuels	8.9
Healthcare Providers & Services	8.3
Wireless Telecommunication Services	7.9
Commercial Services & Supplies	6.7
Machinery	6.3
Chemicals	5.6
Healthcare Equipment & Supplies	5.4
Software	4.9
Energy Equipment & Services	4.0
Semiconductors & Semiconductor Equipment	3.7
Capital Markets	3.6
Hotels, Restaurants & Leisure	2.7
Electrical Equipment	2.5
Insurance	2.4
Communications Equipment	2.2
Food Products	2.1
Specialty Retail	2.0
Electronic Equipment & Instruments	1.6
Internet Software & Services	1.6
Metals & Mining	1.6
Trading Companies & Distributors	1.6
Air Freight & Logistics	1.3
Media	1.3
Textiles, Apparel & Luxury Goods	1.2
Household Products	1.1
Aeroospace & Defense	1.0
Diversified Consumer Services	1.0
Independent Power Producers & Energy Traders	1.0
Computers & Peripherals	0.8
Healthcare Technology	0.7
Real Estate Investment Trusts (REITs)	0.7
Internet & Catalog Retail	0.6
Consumer Finance	0.5

128.1
Liabilities in excess of other assets	(28.1)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A65

SP PRUDENTIAL US EMERGING GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $52,823,395:
Unaffiliated investments (cost $163,541,453)	$199,720,033
Affiliated investments (cost $64,516,341)	64,516,341
Receivable for investments sold	320,533
Dividends and interest receivable	135,382
Receivable for Series shares sold	15,027
Prepaid expenses	2,299

Total Assets	264,709,615

LIABILITIES
Collateral for securities on loan	55,037,230
Payable for investments purchased	3,133,917
Payable for Series shares reacquired	123,046
Management fee payable	104,723
Accrued expenses and other liabilities	100,466
Deferred trustees’ fees	1,888
Transfer agent fee payable	557
Distribution fee payable	80
Administration fee payable	48
Payable to custodian	3

Total Liabilities	58,501,958

NET ASSETS	$206,207,657

Net assets were comprised of:
Paid-in capital	$142,269,106
Retained earnings	63,938,551

Net assets, December 31, 2007	$206,207,657

Class I:
Net asset value and redemption price per share, $205,828,249 / 24,482,072 outstanding shares of beneficial interest	$8.41

Class II:
Net asset value and redemption price per share, $379,408/46,456 outstanding shares of beneficial interest	$8.17

STATEMENT OF OPERATIONS

Year ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $2,560)	$1,403,969
Affiliated dividend income	307,455
Affiliated income from securities loaned, net	132,617
Unaffiliated interest	768

1,844,809

EXPENSES
Management fee	1,253,478
Distribution fee—Class II	908
Administration fee—Class II	545
Custodian’s fees and expenses	28,000
Shareholders’ reports	20,000
Audit fee	16,000
Trustees’ fees	12,000
Transfer agent’s fee and expenses (including affiliated expense of $3,800) (Note 4)	5,000
Insurance expenses	5,000
Legal fees and expenses	4,000
Miscellaneous	5,998

Total expenses	1,350,929

NET INVESTMENT INCOME	493,880

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	27,633,621
Net change in unrealized appreciation (depreciation) on investments	4,131,011

NET GAIN ON INVESTMENTS	31,764,632

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,258,512

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$493,880	$652,374
Net realized gain on investments	27,633,621	19,588,725
Net change in unrealized appreciation (depreciation) on investments	4,131,011	(2,597,586)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	32,258,512	17,643,513

DISTRIBUTIONS:
Class I	(20,193,651)	(15,437,758)
Class II	(36,860)	(30,998)

TOTAL DISTRIBUTIONS	(20,230,511)	(15,468,756)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold [ 1,555,199 and 3,604,315 shares, respectively]	13,349,237	28,455,379
Series shares issued in reinvestment of distributions [2,446,381 and 1,978,190 shares, respectively]	20,230,511	15,468,756
Series shares repurchased [4,875,832 and 4,976,168 shares, respectively]	(42,334,740)	(38,386,640)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL STOCK TRANSACTIONS	(8,754,992)	5,537,495

TOTAL INCREASE IN NET ASSETS	3,273,009	7,712,252
NET ASSETS:
Beginning of year	202,934,648	195,222,396

End of year	$206,207,657	$202,934,648

SEE NOTES TO FINANCIAL STATEMENTS.

A66

SP SMALL CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.3%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace — 0.5%
ARGON ST, Inc.*(a)	36,700	$681,152

Automobile Manufacturers — 0.9%
Titan International, Inc.	38,010	1,188,193

Banking — 1.3%
Texas Capital Banshares, Inc.*(a)	33,500	611,375
Wintrust Financial Corp.(a)	32,800	1,086,664

		1,698,039

Building Materials — 2.2%
Drew Industries, Inc.*(a)	24,300	665,820
Interline Brands, Inc.*(a)	50,000	1,095,500
Texas Industries, Inc.(a)	15,290	1,071,829

		2,833,149

Business Services — 1.1%
ICON PLC*	22,530	1,393,706

Chemicals — 4.7%
Cabot Microelectronics Corp.*(a)	13,600	488,376
Quaker Chemical Corp.	20,710	454,999
Rockwood Holdings, Inc.*	41,800	1,388,596
Spartech Corp.	12,300	173,430
Terra Industries, Inc.*(a)	46,320	2,212,243
Zoltek Cos, Inc.*(a)	28,365	1,216,007

		5,933,651

Clothing & Apparel — 0.9%
Volcom, Inc.*(a)	50,760	1,118,243

Commercial Services — 3.1%
Geo Group, Inc. (The)*	46,830	1,311,240
Global Cash Access Holdings*(a)	86,125	521,918
Healthcare Services Group, Inc.(a)	62,650	1,326,927
Korn/Ferry International*(a)	40,600	764,092

		3,924,177

Commercial Services & Supplies — 3.1%
Advisory Board Co. (The)*(a)	18,600	1,193,934
Corrections Corp. of America*	28,709	847,203
H&E Equipment Services, Inc.*(a)	17,300	326,624
Rollins, Inc.	80,600	1,547,520

		3,915,281

Computer Hardware — 1.2%
Compellent Technologies, Inc.*(a)	42,745	514,222
MTS Systems Corp.	13,900	593,113
Netezza Corp.*	27,740	382,812

		1,490,147

Computer Services & Software — 4.0%
ACI Worldwide, Inc.*(a)	31,940	608,137
ANSYS, Inc.*(a)	38,985	1,616,318
Avid Technology, Inc.*(a)	24,110	683,277
FactSet Research Systems, Inc.(a)	13,803	768,827
Greenfield Online, Inc.*(a)	42,990	628,084
Hansen Medical, Inc.*	16,155	483,681
The9 Ltd., ADR (China)*(a)	15,880	338,562

		5,126,886

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consulting — 0.8%
Watson Wyatt Worldwide, Inc. (Class A Stock)	21,300	$988,533

Consumer Products & Services — 2.4%
Chattem, Inc.*(a)	10,600	800,724
Physicians Formula Holdings, Inc.*	48,065	571,012
Ritchie Bros. Auctioneers, Inc. (Canada)	20,200	1,670,540

		3,042,276

Distribution/Wholesale — 2.6%
Houston Wire & Cable(a)	43,000	608,020
MWI Veterinary Supply, Inc.*(a)	32,490	1,299,600
Owens & Minor, Inc.(a)	10,700	454,001
ScanSource, Inc.*(a)	29,200	944,620

		3,306,241

Diversified Manufacturing Operations — 3.8%
Actuant Corp. (Class A Stock)(a)	71,581	2,434,470
Ameron International Corp.(a)	16,330	1,504,809
CLARCOR, Inc.	22,600	858,122

		4,797,401

Education — 0.4%
American Public Education, Inc.*	6,450	269,481
K12, Inc.*	7,915	204,840

		474,321

Electrical Equipment — 1.5%
Advanced Energy Industries, Inc.*	53,100	694,548
General Cable Corp.*(a)	17,056	1,249,864

		1,944,412

Electronic Components — 2.5%
Eagle Test Systems, Inc.*(a)	40,830	521,807
LoJack Corp.*(a)	30,500	512,705
Universal Electronics, Inc.*	64,809	2,167,213

		3,201,725

Electronics — 2.2%
Coherent, Inc.*	55,030	1,379,602
Dolby Laboratories, Inc. (Class A Stock)*	29,060	1,444,863

		2,824,465

Energy Equipment & Services — 0.7%
W-H Energy Services, Inc.*	14,675	824,882

Entertainment — 0.3%
Giant Interactive Group, Inc. (China)*(a)	33,410	433,662

Entertainment & Leisure — 2.0%
International Speedway Corp. (Class A Stock)	20,100	827,718
Vail Resorts, Inc.*(a)	14,470	778,631
WMS Industries, Inc.*(a)	24,055	881,375

		2,487,724

Financial – Brokerage — 0.3%
Greenhill & Co, Inc.(a)	5,985	397,883

SEE NOTES TO FINANCIAL STATEMENTS.

A67

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Financial Services — 4.3%
Boston Private Financial Holdings, Inc.(a)	39,105	$1,058,963
FCSstone Group, Inc.*(a)	44,412	2,044,284
Financial Federal Corp.(a)	20,000	445,800
First Mercury Financial Corp.*	24,555	599,142
Hilb Rogal & Hobbs Co.	10,100	409,757
Investment Technology Group, Inc.*	19,130	910,397

		5,468,343

Health Services — 4.1%
Centene Corp.*(a)	69,940	1,919,153
Computer Programs & Systems, Inc.	27,500	625,350
Eclipsys Corp.*(a)	105,215	2,662,992

		5,207,495

Healthcare – Services — 0.5%
Animal Health International, Inc.*(a)	49,260	605,898

Healthcare Equipment & Supplies — 0.6%
Cutera, Inc.*(a)	50,535	793,400

Healthcare Providers & Services — 0.4%
Matria Healthcare, Inc.*(a)	20,020	475,875

Healthcare-Products — 1.6%
Haemonetics Corp.*	10,000	630,200
LCA-Vision, Inc.(a)	13,100	261,607
SurModics, Inc.*(a)	20,455	1,110,093

		2,001,900

Household Products — 0.4%
ACCO Brands Corp.*(a)	32,200	516,488

Insurance — 1.4%
American Equity Investment Life Holding Co.(a)	44,200	366,418
American Safety Insurance Holdings Ltd.*	17,860	350,949
Amerisafe, Inc.*	45,300	702,603
Tower Group, Inc.	9,300	310,620

		1,730,590

Internet Services — 3.6%
CNET Networks, Inc.*(a)	126,325	1,154,611
Internet Capital Group, Inc.*(a)	44,151	518,333
j2 Global Communications, Inc.*	47,100	997,107
Online Resources Corp.*(a)	46,700	556,664
Switch and Data, Inc.*(a)	28,115	450,402
TIBCO Software, Inc.*(a)	113,245	913,887

		4,591,004

Internet Software & Services — 0.2%
US Auto Parts Network, Inc.*	34,740	281,741

Machinery — 0.4%
CIRCOR International, Inc.(a)	11,080	513,669

Machinery & Equipment — 7.3%
Bucyrus International, Inc. (Class A Stock)(a)	35,757	3,553,888
IDEX Corp.	45,500	1,643,915
Middleby Corp.*	20,600	1,578,372
RBC Bearings, Inc.*	41,300	1,794,898
Regal-Beloit Corp.(a)	14,800	665,260

		9,236,333

COMMON STOCKS (continued)	Shares	Value (Note 2)

Media — 1.6%
Entravision Communications Corp. (Class A Stock)*(a)	94,200	$737,586
Meredith Corp.	24,300	1,336,014

		2,073,600

Medical Products — 6.6%
American Medical Systems Holdings, Inc.*(a)	95,331	1,378,486
ICU Medical, Inc.*(a)	7,000	252,070
K-V Pharmaceutical Co. (Class A Stock)*(a)	46,655	1,331,534
Landauer, Inc.	11,000	570,350
Respironics, Inc.*	20,304	1,329,506
STERIS Corp.(a)	39,500	1,139,180
TECHNE Corp.*	10,500	693,525
Thoratec Corp.*(a)	62,454	1,136,038
Young Innovations, Inc.	24,000	573,840

		8,404,529

Medical Supplies & Equipment — 1.2%
Myriad Genetics, Inc.*(a)	10,785	500,640
Quality Systems, Inc.(a)	18,625	567,876
Vital Images, Inc.*(a)	25,320	457,532

		1,526,048

Metals & Mining — 1.1%
Northwest Pipe Co.*(a)	17,060	667,728
Trimas Corp.*	66,600	705,294

		1,373,022

Mineral Resources — 0.8%
AMCOL International Corp.	27,200	980,016

Office Equipment — 0.7%
School Specialty, Inc.*(a)	27,215	940,278

Oil & Field Services — 0.4%
Cal Dive International, Inc.*(a)	39,100	517,684

Oil & Gas Equipment & Services — 1.2%
CARBO Ceramics, Inc.	15,000	558,000
TETRA Technologies, Inc.*	63,400	987,138

		1,545,138

Oil & Gas Exploration/Production — 0.8%
Core Laboratories NV (Netherlands)*	8,352	1,041,661

Oil, Gas & Consumable Fuels — 2.9%
Berry Petroleum Co. (Class A Stock)	32,200	1,431,290
Comstock Resources, Inc.*(a)	15,000	510,000
Lufkin Industries, Inc.	31,190	1,786,875

		3,728,165

Pharmaceuticals — 0.5%
Cubist Pharmaceuticals, Inc.*(a)	29,055	595,918

Publishing — 0.6%
Courier Corp.(a)	24,800	818,648

Restaurants — 0.6%
Bj’s Restaurants, Inc.*(a)	43,425	706,091

SEE NOTES TO FINANCIAL STATEMENTS.

A68

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Retail — 2.6%
Cash America International, Inc.	68,962	$2,227,473
Hibbett Sports, Inc.*(a)	20,700	413,586
Red Robin Gourmet Burgers, Inc.*	20,710	662,513

		3,303,572

Road & Rail — 0.7%
Landstar System, Inc.	20,000	843,000

Semiconductors & Semiconductor Equipment — 1.9%
OYO Geospace Corp.*	31,918	2,405,341

Software — 0.4%
Interactive Intelligence, Inc.*	16,985	447,555

Specialty Retail — 0.4%
Monro Muffler Brake, Inc.(a)	26,950	525,256

Telecommunications — 1.3%
EMS Technologies, Inc.*	35,439	1,071,676
Ixia*(a)	56,907	539,478

		1,611,154

Transportation Services — 0.8%
Heartland Express, Inc.(a)	30,166	427,754
HUB Group, Inc. (Class A Stock)*(a)	20,400	542,232

		969,986

COMMON STOCKS (continued)	Shares	Value (Note 2)

Waste Management — 1.9%
Waste Connections, Inc.*(a)	77,219	$2,386,067

TOTAL LONG-TERM INVESTMENTS (cost $101,555,956)		122,191,614

SHORT-TERM INVESTMENT — 47.4%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund Taxable Money Market Series; (cost $60,223,251; includes $56,464,839 of cash collateral for securities on loan)(b)(w)(Note 4)	60,223,251	60,223,251

TOTAL INVESTMENTS — 143.7% (cost $161,779,207)		182,414,865
LIABILITIES IN EXCESS OF OTHER ASSETS — (43.7)%		(55,457,813)

NET ASSETS — 100.0%		$126,957,052

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $53,453,878; cash collateral of $56,464,839 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A69

SP SMALL CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (including 44.5% of collateral received from securities on loan)	47.4%
Machinery & Equipment	7.3
Medical Products	6.6
Chemicals	4.7
Financial Services	4.3
Health Services	4.1
Computer Services & Software	4.0
Diversified Manufacturing Operations	3.8
Internet Services	3.6
Commercial Services	3.1
Commercial Services & Supplies	3.1
Oil, Gas & Consumable Fuels	2.9
Distribution/Wholesale	2.6
Retail	2.6
Electronic Components	2.5
Consumer Products & Services	2.4
Building Materials	2.2
Electronics	2.2
Entertainment & Leisure	2.0
Semiconductors & Semiconductor Equipment	1.9
Waste Management	1.9
Media	1.6
Healthcare-Products	1.6
Electrical Equipment	1.5
Insurance	1.4
Banking	1.3
Telecommunications	1.3
Oil & Gas Equipment & Services	1.2
Medical Supplies & Equipment	1.2
Computer Hardware	1.2
Business Services	1.1
Metals & Mining	1.1
Automobile Manufacturers	0.9
Clothing & Apparel	0.9
Oil & Gas Exploration/Production	0.8
Consulting	0.8
Mineral Resources	0.8
Transportation Services	0.8
Office Equipment	0.7
Road & Rail	0.7
Energy Equipment & Services	0.7
Publishing	0.6
Healthcare Equipment & Supplies	0.6
Restaurants	0.6
Aerospace	0.5
Healthcare – Services	0.5
Pharmaceuticals	0.5
Specialty Retail	0.4
Oil & Field Services	0.4
Household Products	0.4
Machinery	0.4
Healthcare Providers & Services	0.4
Education	0.4
Software	0.4
Entertainment	0.3
Financial – Brokerage	0.3
Internet Software & Services	0.2

143.7
Liabilities in excess of other assets	(43.7)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A70

SP SMALL CAP GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $53,453,878:
Unaffiliated investments (cost $101,555,956)	$122,191,614
Affiliated investments (cost $60,223,251)	60,223,251
Cash	497,099
Receivable for investments sold	828,356
Dividends receivable	79,390
Receivable for Series shares sold	79,162
Prepaid expenses	1,467

Total Assets	183,900,339

LIABILITIES
Collateral for securities on loan	56,464,839
Payable for investments purchased	228,396
Management fee payable	102,711
Accrued expenses and other liabilities	99,331
Payable for Series shares repurchased	45,381
Deferred trustees’ fees	1,930
Transfer agent fees payable	699

Total Liabilities	56,943,287

NET ASSETS	$126,957,052

Net assets were comprised of:
Paid-in capital	$99,037,334
Retained earnings	27,919,718

Net assets, December 31, 2007	$126,957,052

Net asset value and redemption price per share, $126,957,052 / 16,683,374 outstanding shares of beneficial interest	$7.61

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $2,096 foreign withholding tax)	$597,053
Affiliated income from securities lending, net	281,278
Affiliated dividend income	227,101

1,105,432

EXPENSES
Management fee	1,273,298
Custodian’s fees and expenses	69,000
Shareholders’ reports	35,000
Audit fee	19,000
Trustees’ fees	11,000
Legal fees and expenses	8,000
Transfer agent’s fees and expenses (including affiliated expense of $4,000) (Note 4)	4,000
Loan interest expense (Note 8)	1,144
Insurance expenses	1,000
Commitment fee on syndicated credit agreement	300
Miscellaneous	8,905

Total expenses	1,430,647

NET INVESTMENT LOSS	(325,215)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investment transactions	7,864,901
Net change in unrealized appreciation (depreciation) on investments	229,873

NET GAIN ON INVESTMENTS	8,094,774

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,769,559

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment loss	$(325,215)	$(650,228)
Net realized gain on investment transactions	7,864,901	7,022,235
Net change in unrealized appreciation (depreciation) on investments	229,873	10,012,719

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,769,559	16,384,726

DISTRIBUTIONS	(4,795,892)	—

SERIES SHARE TRANSACTIONS:
Series shares sold [3,824,470 and 4,157,641 shares, respectively]	30,796,089	29,943,037
Series shares issued in reinvestment of distributions [646,347 and 0 shares, respectively]	4,795,892	—
Series shares repurchased [4,322,351 and 8,114,496 shares, respectively]	(34,625,132)	(59,025,936)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	966,849	(29,082,899)

TOTAL INCREASE (DECREASE) IN NET ASSETS	3,940,516	(12,698,173)
NET ASSETS:
Beginning of year	123,016,536	135,714,709

End of year	$126,957,052	$123,016,536

SEE NOTES TO FINANCIAL STATEMENTS.

A71

SP SMALL CAP VALUE PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.2%		Value (Note 2)
COMMON STOCKS	Shares

Aerospace & Defense — 2.2%
AAR Corp.*(a)	25,392	$965,658
DRS Technologies, Inc.	38,910	2,111,646
Heico Corp. (Class A Stock)	45,800	1,951,080
Limco-Piedmont, Inc.*	48,913	607,010
Orbital Sciences Corp.*(a)	47,880	1,174,017

		6,809,411

Air Freight & Couriers — 0.2%
Pacer International, Inc.	51,773	755,886

Airlines — 0.9%
AirTran Holdings, Inc.*(a)	373,305	2,672,864

Auto Components — 1.3%
Cooper Tire & Rubber Co.(a)	84,200	1,396,036
Sauer-Danfoss, Inc.	48,500	1,214,925
Superior Industries International, Inc.	60,160	1,093,107
WABCO Holdings, Inc.	7,700	385,693

		4,089,761

Automobile Manufacturers — 0.4%
Wabash National Corp.	169,533	1,303,709

Automotive Parts — 0.7%
Commercial Vehicle Group, Inc.*	55,553	805,518
Tenneco Automotive, Inc.*(a)	47,072	1,227,167

		2,032,685

Banks — 0.5%
Bridge Capital Holdings*	10,703	229,044
East West Bancorp, Inc.	4,763	115,407
Pinnacle Financial Partners, Inc.*	6,175	156,969
Sterling Bancshares, Inc. (TX)	30,705	342,668
Trico Bancshares	7,421	143,225
UMB Financial Corp.(a)	4,480	171,853
West Coast Bancorp(a)	22,553	417,231

		1,576,397

Basic Materials – Mining — 0.3%
Olympic Steel, Inc.	29,289	928,754

Building Materials — 0.9%
Comfort Systems USA, Inc.	114,478	1,463,029
Universal Forest Products, Inc.	46,968	1,383,677

		2,846,706

Building Products — 2.0%
Gibraltar Industries, Inc.	100,090	1,543,388
Goodman Global, Inc.*	106,627	2,616,626
Patrick Industries, Inc.*	90,700	903,372
Simpson Manufacturing Co, Inc.(a)	39,500	1,050,305

		6,113,691

Business Services — 0.4%
LECG Corp.*(a)	37,908	570,895
Resources Connection, Inc.	39,721	721,333

		1,292,228

Chemicals — 2.2%
H.B. Fuller Co.(a)	63,989	1,436,553
KMG Chemicals, Inc.(a)	43,962	635,691
Minerals Technologies, Inc.(a)	27,655	1,851,502

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Chemicals (continued)
PolyOne Corp.*(a)	131,923	$868,053
UAP Holding Corp.	52,819	2,038,813

		6,830,612

Clothing & Apparel — 0.3%
Gymboree Corp.*(a)	16,552	504,174
K-Swiss, Inc. (Class A Stock)	27,643	500,338

		1,004,512

Commercial Banks — 4.5%
Alabama National Bancorp	11,307	879,798
Bancorp Bank (The)*	59,498	800,843
Cardinal Financial Corp.	44,801	417,546
Cascade Financial Corp.	108,965	1,481,924
Central Pacific Financial Corp.(a)	79,818	1,473,440
City National Corp.(a)	13,800	821,790
Cullen Frost Bankers, Inc.	28,900	1,464,074
First Security Group, Inc.	100,590	902,292
FNB Corp.(a)	54,243	797,372
Midwest Banc Holdings, Inc.(a)	67,300	835,866
PAB Bankshares, Inc.	17,470	220,646
Tompkins Trustco, Inc.(a)	11,260	436,888
UCBH Holdings, Inc.	100,600	1,424,496
Umpqua Holdings Corp.	94,900	1,455,766
Westamerica Bancorporation(a)	7,675	341,921

		13,754,662

Commercial Services — 0.3%
NuCO2, Inc.*	17,319	431,243
On Assignment, Inc.*(a)	49,146	344,514

		775,757

Commercial Services & Supplies — 1.6%
Bright Horizons Family Solutions, Inc.*	9,819	339,148
TrueBlue, Inc.*	70,000	1,013,600
United Stationers, Inc.*(a)	21,100	975,031
Watson Wyatt & Co. Holdings	54,599	2,533,940

		4,861,719

Communication Equipment — 3.0%
Bel Fuse, Inc. (Class B Stock)	15,700	459,539
Black Box Corp.	60,130	2,174,902
Digi International, Inc.*(a)	67,650	959,954
Dycom Industries, Inc.*	19,200	511,680
Foundry Networks, Inc.*(a)	117,000	2,049,840
Plantronics, Inc.	118,779	3,088,254

		9,244,169

Computer Hardware — 0.8%
Electronics for Imaging, Inc.*(a)	74,628	1,677,638
MTS Systems Corp.	12,048	514,088
Palm, Inc.(a)	62,539	396,497

		2,588,223

Computer Services & Software — 1.5%
ACI Worldwide, Inc.*(a)	45,980	875,459
Avid Technology, Inc.*(a)	29,206	827,698
Intervoice, Inc.*(a)	42,111	336,467
MSC.Software Corp.*(a)	32,328	419,941
Parametric Technology Corp.*	87,130	1,555,270
Progress Software Corp.*(a)	17,834	600,649

		4,615,484

SEE NOTES TO FINANCIAL STATEMENTS.

A72

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Computers & Peripherals — 0.2%
Rimage Corp.*(a)	25,000	$648,750

Construction — 0.4%
Modtech Holdings, Inc.*	60,690	54,014
Ryland Group, Inc.(a)	40,241	1,108,640

		1,162,654

Construction Materials — 0.1%
Vulcan Materials Co.	2,219	175,501

Consumer Products & Services — 0.7%
Elizabeth Arden, Inc.*(a)	48,226	981,399
Fossil, Inc.*(a)	23,972	1,006,345
Jarden Corp.*(a)	4,756	112,289

		2,100,033

Containers & Packaging — 0.8%
AptarGroup, Inc.(a)	60,200	2,462,782

Distribution/Wholesale — 0.7%
Owens & Minor, Inc.(a)	20,737	879,871
Watsco, Inc.(a)	38,183	1,403,607

		2,283,478

Diversified Consumer Services — 0.5%
Steiner Leisure Ltd.*	34,850	1,538,976

Electric Utilities — 0.2%
MGE Energy, Inc.	16,484	584,687

Electrical Equipment — 0.9%
Hubbell, Inc. (Class B Stock)	19,000	980,400
Regal-Beloit Corp.(a)	42,100	1,892,395

		2,872,795

Electronic Components — 0.6%
Empire District Electric Co. (The)(a)	37,203	847,485
GrafTech International Ltd.*(a)	47,307	839,699

		1,687,184

Electronics — 0.3%
Belden CDT, Inc.(a)	9,447	420,392
Benchmark Electronics, Inc.*	24,959	442,523

		862,915

Energy Equipment & Services — 0.8%
National-Oilwell Varco, Inc.*	29,000	2,130,340
Superior Well Services, Inc.*(a)	20,600	437,132

		2,567,472

Engineering/Construction — 0.7%
EMCOR Group, Inc.*	43,700	1,032,631
Perini Corp.*	29,700	1,230,174

		2,262,805

Entertainment & Leisure — 0.3%
Boyd Gaming Corp.	22,348	761,397
Isle of Capri Casinos, Inc.*(a)	14,590	200,904

		962,301

Environmental Services — 0.5%
Waste Connections, Inc.*(a)	49,182	1,519,724

Equipment Services — 0.3%
Aaron Rents, Inc.(a)	46,813	900,682

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Exchange Traded Funds — 3.0%
iShares Nasdaq Biotechnology Index Fund(a)	22,900	$1,859,022
iShares Russell 2000 Value Index Fund	104,869	7,408,995

		9,268,017

Financial – Bank & Trust — 4.9%
Bank of Hawaii Corp.(a)	12,036	615,521
Bank of The Ozarks, Inc.	30,817	807,405
Cascade Bancorp(a)	4,489	62,487
CoBiz Financial, Inc.	55,251	821,582
Columbia Banking System, Inc.	26,558	789,569
First Community Bancorp, Inc.(a)	12,803	527,996
First Financial Bankshare, Inc.(a)	31,973	1,203,784
Glacier Bancorp, Inc.(a)	84,966	1,592,263
Hancock Holding Co.(a)	20,980	801,436
IBERIABANK Corp.	45,427	2,123,712
Millennium Bankshares Corp.	39,247	207,224
NewAlliance Bancshares, Inc.	33,444	385,275
Nexity Financial Corp.*	18,443	122,462
Preferred Bank	12,617	328,294
Prosperity Bancshares, Inc.	48,905	1,437,318
Signature Bank*(a)	55,454	1,871,573
Southcoast Financial Corp.*	15,555	221,656
Sterling Bancorp	16,610	226,560
Summit State Bank	11,568	93,122
Texas Capital Banshares, Inc.*	22,518	410,954
United Community Banks, Inc.(a)	29,560	467,048
WSFS Financial Corp.	1,450	72,790

		15,190,031

Financial – Brokerage — 0.2%
Compass Diversified Trust	40,270	600,023

Financial – Securities/Asset Management — 0.1%
Gladstone Capital Corp.(a)	24,116	409,972

Financial Services — 1.8%
Berkshire Hills Bancorp, Inc.	18,838	489,788
Brookline Bancorp, Inc.	61,152	621,304
Financial Federal Corp.(a)	88,776	1,978,817
First Niagara Financial Group, Inc.(a)	30,635	368,845
Highland Distressed Opportunities, Inc.	52,860	453,010
Knight Capital Group, Inc. (Class A Stock)*	28,942	416,765
PennantPark Investment Corp.	56,390	565,028
RSC Holdings, Inc.*(a)	49,274	618,389

		5,511,946

Food & Staples Retailing — 0.3%
Weis Markets, Inc.	20,660	825,160

Food Products — 1.1%
Del Monte Foods Co.	232,600	2,200,396
Nash Finch Co.(a)	8,747	308,594
Smithfield Foods, Inc.*	33,800	977,496

		3,486,486

Gas Utilities — 0.7%
Atmos Energy Corp.	1,816	50,921
New Jersey Resources Corp.(a)	19,900	995,398
Northwest Natural Gas Co.(a)	24,900	1,211,634

		2,257,953

SEE NOTES TO FINANCIAL STATEMENTS.

A73

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Healthcare Equipment & Supplies — 0.4%
National Dentex Corp.*	72,780	$1,173,214

Healthcare Providers & Services — 1.4%
Cross Country, Inc.*(a)	78,300	1,114,992
LifePoint Hospitals, Inc.*	47,890	1,424,249
Rehabcare Group, Inc.*	73,300	1,653,648

		4,192,889

Healthcare Services — 0.2%
Pediatrix Medical Group, Inc.*	8,100	552,015

Healthcare-Products — 0.5%
American Medical Systems Holdings, Inc.*(a)	109,778	1,587,390

Hotels, Restaurants & Leisure — 0.7%
O’ Charleys, Inc.	122,900	1,841,042
Ruby Tuesday, Inc.(a)	37,600	366,600

		2,207,642

Household Durables — 1.6%
Furniture Brands International, Inc.(a)	133,000	1,337,980
Snap-On, Inc.	28,000	1,350,720
Tupperware Corp.(a)	63,700	2,104,011

		4,792,711

Household Products — 0.3%
Central Garden And Pet Co.*(a)	151,020	809,467

Industrial Products — 0.1%
EnergySolutions, Inc.*	13,188	355,944

Information Technology Services — 0.6%
MedQuist, Inc.*	23,170	250,004
Perot Systems Corp. (Class A Stock)*(a)	127,800	1,725,300

		1,975,304

Insurance — 5.0%
Allied World Assurance Holdings Ltd.	50,910	2,554,155
American Equity Investment Life Holding Co.(a)	114,737	951,170
Aspen Insurance Holdings Ltd. (Bermuda)	32,347	932,888
CNA Financial Corp.*	73,492	1,454,407
Donegal Group, Inc.	23,969	411,548
EMC Insurance Group, Inc.(a)	33,620	795,785
Max Capital Group Ltd. (Bermuda)	34,301	960,085
Meadowbrook Insurance Group, Inc.*(a)	170,775	1,606,993
Midland Co. (The)	19,273	1,246,770
National Atlantic Holdings Corp.*	24,438	108,260
Navigators Group, Inc.*	10,540	685,100
ProAssurance Corp.*(a)	31,445	1,726,959
Procentury Corp.	62,241	955,399
RLI Corp.	15,136	859,573
Security Capital Assurance Ltd.(a)	30,784	119,750

		15,368,842

Internet Services — 0.5%
Ariba, Inc.*(a)	109,562	1,221,616
RealNetworks, Inc.*(a)	71,082	432,889

		1,654,505

Leisure Equipment & Products — 0.2%
Callaway Gulf Co.(a)	28,165	490,916

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Life Science Tools & Services — 0.2%
Enzo Biochem, Inc.*(a)	56,500	$719,810

Machinery — 4.9%
Albany International Corp. (Class A Stock)(a)	52,900	1,962,590
Astec Industries, Inc.*(a)	6,298	234,223
IDEX Corp.	51,400	1,857,082
Kaydon Corp.(a)	41,300	2,252,502
Kennametal, Inc.	50,620	1,916,473
Mueller Industries, Inc.	61,864	1,793,437
RBC Bearings, Inc.*(a)	75,791	3,293,877
Wabtec Corp.(a)	54,400	1,873,536

		15,183,720

Machinery & Equipment — 1.3%
Actuant Corp. (Class A Stock)(a)	38,839	1,320,914
Applied Industrial Technologies, Inc.	42,263	1,226,472
Franklin Electric Co., Inc.(a)	16,028	613,392
Tennant Co.	21,851	967,781

		4,128,559

Marine — 0.7%
Kirby Corp.*	49,000	2,277,520

Medical Supplies & Equipment — 1.2%
Cardiac Science Corp.*	107,152	866,860
Edwards Lifesciences Corp.*(a)	22,804	1,048,756
PSS World Medical, Inc.*(a)	58,549	1,145,804
Symmetry Medical, Inc.*(a)	39,950	696,328

		3,757,748

Metals & Mining — 0.5%
Commercial Metals Co.	26,164	770,530
Kaiser Aluminum Corp.(a)	10,432	829,135

		1,599,665

Multi-Line Retail — 0.3%
Dillard’s, Inc. (Class A Stock)(a)	46,500	873,270

Office Equipment — 0.4%
IKON Office Solutions, Inc.(a)	86,396	1,124,876

Oil, Gas & Consumable Fuels — 5.5%
Concho Resources, Inc.*	99,506	2,050,819
Denbury Resources, Inc.*	60,500	1,799,875
ION Geophysical Corp.*(a)	122,600	1,934,628
Oil States International*(a)	44,491	1,518,033
Parallel Petroleum Corp.*(a)	54,969	969,103
Rex Energy Corp.*	84,614	1,009,445
South Jersey Industries, Inc.(a)	34,250	1,236,082
Southwest Gas Corp.	25,076	746,513
W-H Energy Services, Inc.*(a)	34,086	1,915,974
Williams Partners LP	27,488	1,077,530
XTO Energy, Inc.	54,425	2,795,268

		17,053,270

Paper & Forest Products — 0.1%
Caraustar Industries, Inc.*	144,974	447,970

Pharmaceuticals — 0.8%
Bentley Pharmaceuticals, Inc.*(a)	120,500	1,818,345
Medarex, Inc.*(a)	75,291	784,532

		2,602,877

SEE NOTES TO FINANCIAL STATEMENTS.

A74

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Real Estate Investment Trust – Apartment — 0.4%
American Campus Communities, Inc.(a)	49,367	$1,325,504

Real Estate Investment Trust – Other REIT — 1.3%
Acadia Realty Trust(a)	32,467	831,480
Digital Realty Trust, Inc.(a)	33,477	1,284,513
Omega Healthcare Investors, Inc.(a)	77,877	1,249,926
U-Store-It Trust(a)	78,459	718,684

		4,084,603

Real Estate Investment Trusts — 4.7%
American Land Lease, Inc.	30,000	594,900
Annaly Mortgage Management, Inc.	92,200	1,676,196
Biomed Realty Trust, Inc.(a)	121,956	2,825,721
Cogdell Spencer, Inc.	31,514	502,018
Cousins Properties, Inc.(a)	49,600	1,096,160
Duke Realty Corp.	21,100	550,288
Entertainment Properties Trust(a)	13,834	650,198
LaSalle Hotel Properties(a)	41,000	1,307,900
Lexington Corp. Properties Trust(a)	28,033	407,600
Liberty Property Trust	18,700	538,747
Mid-America Apartment Communities, Inc.(a)	36,150	1,545,412
National Retail Properties(a)	57,130	1,335,699
Parkway Properties, Inc.	43,302	1,601,308

		14,632,147

Restaurants — 0.7%
California Pizza Kitchen, Inc.*(a)	33,849	527,029
CEC Entertainment, Inc.*	41,537	1,078,300
Einstein Noah Restaurant Group, Inc.*	31,914	579,239

		2,184,568

Retail & Merchandising — 2.9%
Asbury Automotive Group, Inc.	41,321	621,881
Big Lots, Inc.*	45,325	724,747
Cache, Inc.*	65,531	612,059
Casey’s General Stores, Inc.(a)	153,459	4,543,921
Charming Shoppes, Inc.*(a)	86,027	465,406
Hot Topic, Inc.*(a)	25,899	150,732
Insight Enterprises, Inc.*(a)	22,558	411,458
Pacific Sunwear of California, Inc.*(a)	55,920	789,031
School Specialty, Inc.*(a)	18,225	629,674

		8,948,909

Road & Rail — 0.1%
Landstar System, Inc.	5,715	240,887

Semiconductors & Semiconductor Equipment — 5.3%
AMIS Holdings, Inc.*	56,294	564,066
ATMI, Inc.*	15,013	484,169
Cabot Microelectronics Corp.*(a)	29,300	1,052,163
Cirrus Logic, Inc.*	196,575	1,037,916
Emulex Corp.*(a)	61,450	1,002,864
Entegris, Inc.*	239,530	2,067,144
Exar Corp.*(a)	124,200	989,874
Fairchild Semiconductor International, Inc.*	124,400	1,795,092
Form Factor, Inc.*	24,267	803,238
Intergrated Device Technology, Inc.*	76,683	867,285

COMMON STOCKS		Value (Note 2)
(continued)	Shares

Semiconductors & Semiconductor Equipment (continued)
Kulicke & Soffa Industries, Inc.*(a)	258,200	$1,771,252
Omnivision Technologies, Inc.*(a)	73,600	1,151,840
Tessera Technologies, Inc.*	17,157	713,731
Verigy Ltd. (Singapore)*	80,900	2,198,053

		16,498,687

Software — 2.4%
EPIQ Systems, Inc.*(a)	102,650	1,787,137
Lawson Software, Inc.*(a)	236,500	2,421,760
McAfee, Inc.*	40,200	1,507,500
Sybase, Inc.*(a)	63,838	1,665,533

		7,381,930

Specialty Retail — 1.6%
Aeropostale, Inc.*(a)	14,409	381,839
Buckle, Inc. (The)	44,550	1,470,150
Cato Corp. (Class A Stock)	74,470	1,166,200
Lithia Motors, Inc. (Class A Stock)(a)	55,557	762,798
West Marine, Inc.*(a)	128,480	1,153,750

		4,934,737

Telecommunications — 1.4%
Anixter International, Inc.*(a)	12,471	776,569
CommScope, Inc.*	1,169	57,543
Polycom, Inc.*(a)	18,952	526,486
Premiere Global Services, Inc.*(a)	26,416	392,278
RCN Corp.*	60,640	945,378
Tekelec*(a)	121,425	1,517,812

		4,216,066

Textiles — 0.3%
G & K Services, Inc. (Class A Stock)	27,226	1,021,519

Textiles, Apparel & Luxury Goods — 0.4%
Timberland Co. (The) (Class A Stock)*(a)	73,300	1,325,264

Thrifts & Mortgage Finance — 0.6%
City Bank/Lynnwood WA(a)	42,680	956,886
Flushing Financial Corp.	10,102	162,137
PMI Group, Inc. (The)	41,480	550,854
Washington Federal, Inc.	14,223	300,248

		1,970,125

Transportation — 0.6%
Forward Air Corp.	27,116	845,206
Heartland Express, Inc.(a)	62,686	888,887

		1,734,093

Utilities — 2.0%
Allete, Inc.	1,212	47,971
Cleco Corp.	47,207	1,312,355
El Paso Electric Co.*(a)	113,174	2,893,859
Sierra Pacific Resources	20,110	341,468
Unisource Energy Corp.	9,853	310,862
Westar Energy, Inc.(a)	45,517	1,180,711

		6,087,226

TOTAL LONG-TERM INVESTMENTS (cost $297,555,000)		297,755,946

SEE NOTES TO FINANCIAL STATEMENTS.

A75

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

SHORT-TERM INVESTMENT — 41.2%	Shares	Value (Note 2)

Affiliated Money Market Mutual Fund
Dryden Core Investment Fund —Taxable Money Market Series (cost $127,483,039; includes $114,414,638 of cash collateral for securities on loan)(b)(w)(Note 4)	127,483,039	$127,483,039

TOTAL INVESTMENTS — 137.4% (cost $425,038,039; Note 6)		425,238,985
LIABILITIES IN EXCESS OF OTHER ASSETS — (37.4)%		(115,802,944)

NET ASSETS — 100.0%		$309,436,041

*	Non-income producing security.

(a)	All or a portion of security is on loan. The aggregate market value of such securities is $108,449,171; cash collateral of $114,414,638 (included with liabilities) was received with which the portfolio purchased highly liquid short-term investments.

(b)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A76

SP SMALL CAP VALUE PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

Affiliated Money Market Mutual Fund (37.0% represents investments purchased with collateral from securities on loan)	41.2%
Oil, Gas & Consumable Fuels	5.5
Semiconductors & Semiconductor Equipment	5.3
Insurance	5.0
Financial – Bank & Trust	4.9
Machinery	4.9
Real Estate Investment Trusts	4.7
Commercial Banks	4.5
Exchange Traded Funds	3.0
Communication Equipment	3.0
Retail & Merchandising	2.9
Software	2.4
Chemicals	2.2
Aerospace & Defense	2.2
Building Products	2.0
Utilities	2.0
Financial Services	1.8
Specialty Retail	1.6
Commercial Services & Supplies	1.6
Household Durables	1.6
Computer Services & Software	1.5
Telecommunications	1.4
Healthcare Providers & Services	1.4
Machinery & Equipment	1.3
Auto Components	1.3
Real Estate Investment Trust – Other REIT	1.3
Medical Supplies & Equipment	1.2
Food Products	1.1
Electrical Equipment	0.9
Building Materials	0.9
Airlines	0.9
Pharmaceuticals	0.8
Computer Hardware	0.8
Energy Equipment & Services	0.8
Containers & Packaging	0.8
Distribution/Wholesale	0.7
Marine	0.7
Engineering/Construction	0.7
Gas Utilities	0.7
Hotels, Restaurants & Leisure	0.7
Restaurants	0.7
Consumer Products & Services	0.7
Automotive Parts	0.7
Information Technology Services	0.6
Thrifts & Mortgage Finance	0.6
Transportation	0.6
Electronic Components	0.6
Metals & Mining	0.5
Healthcare-Products	0.5
Banks	0.5
Diversified Consumer Services	0.5
Environmental Services	0.5
Internet Services	0.5
Real Estate Investment Trust – Apartment	0.4
Textiles, Apparel & Luxury Goods	0.4
Automobile Manufacturers	0.4

Business Services	0.4%
Healthcare Equipment & Supplies	0.4
Construction	0.4
Office Equipment	0.4
Textiles	0.3
Clothing & Apparel	0.3
Entertainment & Leisure	0.3
Basic Materials – Mining	0.3
Equipment Services	0.3
Multi-line Retail	0.3
Electronics	0.3
Food & Staples Retailing	0.3
Household Products	0.3
Commercial Services	0.3
Air Freight & Couriers	0.2
Life Science Tools & Services	0.2
Computers & Peripherals	0.2
Financial – Brokerage	0.2
Electric Utilities	0.2
Healthcare Services	0.2
Leisure Equipment & Products	0.2
Paper & Forest Products	0.1
Financial – Securities/Asset Management	0.1
Industrial Products	0.1
Road & Rail	0.1
Construction Materials	0.1

137.4
Liabilities in excess of other assets	(37.4)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A77

SP SMALL CAP VALUE PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value, including securities on loan of $108,449,171:
Unaffiliated investments (cost $297,555,000)	$297,755,946
Affiliated investments (cost $127,483,039)	127,483,039
Cash	344,637
Dividends receivable	640,261
Receivable for investments sold	588,467
Receivable for Series shares sold	138,238
Prepaid expenses	2,976

Total Assets	426,953,564

LIABILITIES
Collateral for securities on loan	114,414,638
Payable for investments purchased	2,683,648
Management fee payable	237,867
Accrued expenses and other liabilities	89,366
Payable for Series shares repurchased	89,163
Deferred trustees’ fees	2,142
Transfer agent fees payable	699

Total Liabilities	117,517,523

NET ASSETS	$309,436,041

Net assets were comprised of:
Paid-in capital	$280,070,251
Retained earnings	29,365,790

Net assets, December 31, 2007	$309,436,041

Net asset value and redemption price per share, $309,436,041 / 25,312,176 outstanding shares of beneficial interest	$12.22

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$5,054,444
Affiliated dividend income	643,896
Affiliated income from securities lending, net	533,297

6,231,637

EXPENSES
Management fee	3,163,339
Custodian’s fees and expenses	100,000
Shareholders’ reports	45,000
Audit fee	19,000
Trustees’ fees	13,000
Insurance expenses	7,000
Legal fees and expenses	6,000
Transfer agent’s fees and expenses (including affiliated expense of $4,500) (Note 4)	5,000
Commitment fee on syndicated credit agreement	1,000
Miscellaneous	15,522

Total expenses	3,374,861

NET INVESTMENT INCOME	2,856,776

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	27,343,333
Net change in unrealized appreciation (depreciation) on investments	(38,692,595)

NET LOSS ON INVESTMENTS	(11,349,262)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(8,492,486)

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$2,856,776	$2,529,284
Net realized gain on investment transactions	27,343,333	19,857,258
Net change in unrealized appreciation (depreciation) on investments	(38,692,595)	25,400,901

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	(8,492,486)	47,787,443

DISTRIBUTIONS	(22,383,872)	(59,307,355)

SERIES SHARE TRANSACTIONS:
Series shares sold [2,115,636 and 2,729,338 shares, respectively]	29,174,651	36,435,016
Series shares issued in reinvestment of distributions [1,854,505 and 4,622,553 shares, respectively]	22,383,872	59,307,355
Series shares repurchased [5,621,968 and 4,967,085 shares, respectively]	(80,228,555)	(65,944,369)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(28,670,032)	29,798,002

TOTAL INCREASE (DECREASE) IN NET ASSETS	(59,546,390)	18,278,090
NET ASSETS:
Beginning of year	368,982,431	350,704,341

End of year	$309,436,041	$368,982,431

SEE NOTES TO FINANCIAL STATEMENTS.

A78

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 99.2%
COMMON STOCKS	Shares	Value (Note 2)

Aerospace & Defense — 6.6%
Honeywell International, Inc.	20,800	$1,280,656
United Technologies Corp.	39,700	3,038,638

		4,319,294

Beverages — 2.9%
PepsiCo, Inc.	25,000	1,897,500

Biotechnology — 7.1%
Celgene Corp.*	8,900	411,269
Genentech, Inc.*	9,000	603,630
Gilead Sciences, Inc.*	80,100	3,685,401

		4,700,300

Capital Markets — 9.3%
Charles Schwab Corp. (The)	60,200	1,538,110
Franklin Resources, Inc.	8,300	949,769
Goldman Sachs Group, Inc. (The)	10,750	2,311,788
Merrill Lynch & Co., Inc.	24,500	1,315,160

		6,114,827

Chemicals — 7.0%
Air Products & Chemicals, Inc.	8,600	848,218
Monsanto Co.	33,500	3,741,615

		4,589,833

Communication Equipment — 9.5%
Cisco Systems, Inc.*	124,200	3,362,094
Research In Motion Ltd. (Canada)*	25,200	2,857,680

		6,219,774

Computers & Peripherals — 8.7%
Apple, Inc.*	22,450	4,446,896
Hewlett-Packard Co.	25,700	1,297,336

		5,744,232

Consumer Finance — 0.8%
American Express Co.	10,500	546,210

Diversified Financials — 1.6%
CME Group, Inc.	1,510	1,035,860

Electrical Equipment — 1.9%
First Solar, Inc.*	4,700	1,255,558

Engineering/Construction — 0.5%
Fluor Corp.	2,400	349,728

Financial – Bank & Trust — 0.9%
Blackstone Group LP (The)	28,300	626,279

Healthcare — 1.5%
WellPoint, Inc.*	11,300	991,349

Household Products — 1.8%
Colgate-Palmolive Co.	14,900	1,161,604

Internet & Catalog Retail — 3.0%
Amazon.com, Inc.*	21,000	1,945,440

Internet Software & Services — 7.0%
Google, Inc. (Class A Stock)*	6,680	4,619,086

Life Science Tools & Services — 3.1%
Thermo Fisher Scientific, Inc.*	35,100	2,024,568

Machinery — 1.5%
Deere & Co.	10,700	996,384

COMMON STOCKS
(continued)	Shares	Value (Note 2)
Media — 0.5%
Comcast Corp. (Special Class A Stock)*	17,900	$324,348

Multi-Line Retail — 1.6%
Saks, Inc.*	50,100	1,040,076

Oil, Gas & Consumable Fuels — 3.6%
EOG Resources, Inc.	6,500	580,125
Schlumberger Ltd. (Netherlands)	17,800	1,750,986

		2,331,111

Pharmaceuticals — 10.7%
Abbott Laboratories	56,200	3,155,630
Alcon, Inc. (Switzerland)	5,300	758,112
Elan Corp. PLC, ADR (Ireland)*	55,900	1,228,682
Roche Holding AG, ADR (Switzerland)	22,500	1,921,500

		7,063,924

Retail & Merchandising — 0.3%
Kohl’s Corp.*	3,800	174,040

Semiconductors & Semiconductor Equipment — 1.8%
Broadcom Corp. (Class A Stock)*	19,300	504,502
NVIDIA Corp.*	19,500	663,390

		1,167,892

Software — 5.0%
Adobe Systems, Inc.*	33,100	1,414,363
Microsoft Corp.	53,100	1,890,360

		3,304,723

Telecommunications Wireless — 1.0%
Nokia Corp. (Class A Stock), ADR (Finland)	17,100	656,469

TOTAL LONG-TERM INVESTMENTS (cost $50,986,043)		65,200,409

SHORT-TERM INVESTMENT — 0.7%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $420,282)(w)(Note 4)	420,282	420,282

TOTAL INVESTMENTS — 99.9% (cost $51,406,325)		65,620,691
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.1%		86,363

NET ASSETS — 100.0%		$65,707,054

The following abbreviation is used in portfolio descriptions:

ADR	ADR American Depositary Receipt

*	Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A79

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 were as follows:

Pharmaceuticals	10.7%
Communication Equipment	9.5
Capital Markets	9.3
Computers & Peripherals	8.7
Biotechnology	7.1
Internet Software & Services	7.0
Chemicals	7.0
Aerospace & Defense	6.6
Software	5.0
Oil, Gas & Consumable Fuels	3.6
Life Science Tools & Services	3.1
Internet & Catalog Retail	3.0
Beverages	2.9
Electrical Equipment	1.9
Semiconductors & Semiconductor Equipment	1.8
Household Products	1.8
Multi-Line Retail	1.6
Diversified Financials	1.6
Machinery	1.5
Healthcare	1.5
Telecommunications Wireless	1.0
Financial – Bank & Trust	0.9
Consumer Finance	0.8
Affiliated Money Market Mutual Fund	0.7
Engineering/Construction	0.5
Media	0.5
Retail & Merchandising	0.3

99.9
Other assets in excess of liabilities	0.1

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A80

SP STRATEGIC PARTNERS FOCUSED GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $50,986,043)	$65,200,409
Affiliated investments (cost $420,282)	420,282
Cash	514,535
Receivable for investments sold	583,817
Dividends and interest receivable	48,693
Receivable for Series shares sold	29,658
Prepaid expenses	385

Total Assets	66,797,779

LIABILITIES
Payable for investments purchased	965,215
Management fee payable	50,622
Accrued expenses and other liabilities	49,984
Payable for Series shares repurchased	17,991
Administration fee payable	3,521
Deferred trustees’ fees	1,952
Shareholder servicing fees payable	879
Transfer agent fees payable	561

Total Liabilities	1,090,725

NET ASSETS	$65,707,054

Net assets were comprised of:
Paid-in capital	$49,756,570
Retained earnings	15,950,484

Net assets, December 31, 2007	$65,707,054

Class I:
Net asset value and redemption price per share, $38,437,084/4,632,541 outstanding shares of beneficial interest	$8.30

Class II:
Net asset value and redemption price per share, $27,269,970/3,390,838 outstanding shares of beneficial interest	$8.04

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of $6,119 foreign withholding tax)	$438,380
Affiliated dividend income	42,071

480,451

EXPENSES
Management fee	601,170
Distribution fee — Class II	72,796
Administration fee — Class II	43,678
Custodian’s fees and expenses	74,000
Shareholders’ reports	44,000
Audit fee	19,000
Trustees’ fees	10,000
Legal fees and expenses	6,000
Transfer agent’s fees and expenses (including affiliated expense of $3,600) (Note 4)	4,000
Insurance expenses	2,000
Miscellaneous	7,560

Total expenses	884,204

NET INVESTMENT LOSS	(403,753)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	4,363,534
Net change in unrealized appreciation (depreciation) on investments	5,320,010

NET GAIN ON INVESTMENTS	9,683,544

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,279,791

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS OPERATIONS:
Net investment loss	$(403,753)	$(493,878)
Net realized gain on investment transactions	4,363,534	3,061,018
Net change in unrealized appreciation (depreciation) on investments	5,320,010	(3,803,346)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	9,279,791	(1,236,206)

DISTRIBUTIONS:
Class I	(1,477,681)	(2,547,235)
Class II	(1,087,456)	(2,776,508)

TOTAL DISTRIBUTIONS	(2,565,137)	(5,323,743)

SERIES SHARE TRANSACTIONS (NOTE 7):
Series shares sold [580,148 and 1,511,971 shares, respectively]	4,576,719	11,414,376
Series shares issued in reinvestment of distributions [315,045 and 712,648 shares, respectively]	2,565,137	5,323,743
Series shares repurchased [2,331,209 and 2,920,808 shares, respectively]	(18,165,307)	(21,216,354)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(11,023,451)	(4,478,235)

TOTAL DECREASE IN NET ASSETS	(4,308,797)	(11,038,184)
NET ASSETS:
Beginning of year	70,015,851	81,054,035

End of year	$65,707,054	$70,015,851

SEE NOTES TO FINANCIAL STATEMENTS.

A81

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 96.8%
COMMON STOCKS	Shares	Value (Note 2)

Advertising — 0.8%
Lamar Advertising Co.	12,500	$600,875

Aerospace/Defense — 1.5%
General Dynamics Corp.	13,100	1,165,769

Airlines — 1.2%
Southwest Airlines Co.	72,900	889,380

Biotechnology Healthcare — 0.8%
Celgene Corp.*	14,000	646,940

Chemicals — 0.7%
Praxair, Inc.	6,100	541,131

Commercial Services & Supplies — 0.7%
Monster Worldwide, Inc.*	17,400	563,760

Communication Equipment — 1.5%
QUALCOMM, Inc.	29,800	1,172,630

Computer Services & Software — 8.1%
Automatic Data Processing, Inc.	17,000	757,010
Electronic Arts, Inc.*	22,200	1,296,702
Microsoft Corp.	106,100	3,777,160
Red Hat, Inc.*	17,500	364,700

		6,195,572

Computers — 3.6%
Apple, Inc.*	9,300	1,842,144
Dell, Inc.*	37,500	919,125

		2,761,269

Consumer Products & Services — 1.8%
Accenture Ltd. (Class A Stock)	37,700	1,358,331

Diversified Financial Services — 1.6%
Morgan Stanley	23,500	1,248,085

Drugs & Medicine — 6.4%
Genentech, Inc.*	16,700	1,120,069
Gilead Sciences, Inc.*	48,100	2,213,081
St. Jude Medical, Inc.*	19,200	780,288
WellPoint, Inc.*	9,100	798,343

		4,911,781

Electronic Components — 0.6%
Harman International Industries, Inc.	6,000	442,260

Engineering/Construction — 1.3%
Foster Wheeler Ltd.*	6,700	1,038,634

Entertainment & Leisure — 1.2%
Melco PBL Entertainment (Macau) Ltd., ADR (Hong Kong)*	12,500	144,500
Nintendo Co. Ltd. (Japan)	10,100	747,905

		892,405

Financial – Bank & Trust — 3.7%
State Street Corp.	35,000	2,842,000

Financial Services — 1.8%
Franklin Resources, Inc.	11,800	1,350,274

Hotels, Restaurants & Leisure — 5.4%
International Game Technology	31,300	1,375,009
Las Vegas Sands Corp.*	3,500	360,675
Marriott International, Inc. (Class A Stock)	29,600	1,011,728

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (continued)
MGM Mirage*	9,600	$806,592
Yum! Brands, Inc.	14,900	570,223

		4,124,227

Industrial Conglomerates — 1.1%
McDermott International, Inc.*	14,200	838,226

Internet Services — 6.9%
Amazon.com, Inc.*	23,700	2,195,568
Google, Inc. (Class A Stock)*	4,500	3,111,660

		5,307,228

Manufacturing — 3.1%
Danaher Corp.	27,600	2,421,624

Medical Supplies & Equipment — 3.0%
Cardinal Health, Inc.	7,300	421,575
Medtronic, Inc.	28,200	1,417,614
Stryker Corp.	5,900	440,848

		2,280,037

Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc.	6,800	696,592

Multimedia — 0.8%
McGraw-Hill Cos., Inc. (The)	14,100	617,721

Oil, Gas & Consumable Fuels — 3.3%
Schlumberger Ltd.	19,800	1,947,726
Suncor Energy, Inc.	5,300	576,269

		2,523,995

Pharmaceuticals — 2.7%
Allergan, Inc.	17,600	1,130,624
Schering-Plough Corp.	36,200	964,368

		2,094,992

Retail & Merchandising — 7.2%
Bed Bath & Beyond, Inc.*	19,700	578,983
CVS Corp.	49,678	1,974,700
Kohl’s Corp.*	27,400	1,254,920
Target Corp.	15,400	770,000
Walgreen Co.	24,700	940,576

		5,519,179

Semiconductors — 8.7%
Analog Devices, Inc.	28,400	900,280
Applied Materials, Inc.	43,200	767,232
ASML Holding N.V. (Netherlands)*	2	63
Broadcom Corp. (Class A Stock)*	40,400	1,056,056
Intel Corp.	55,000	1,466,300
Marvell Technology Group Ltd. (Bermuda)*	99,000	1,384,020
Xilinx, Inc.	52,600	1,150,362

		6,724,313

Telecommunications — 11.8%
American Tower Corp. (Class A Stock)*	60,900	2,594,340
Cisco Systems, Inc.*	39,900	1,080,093
Corning, Inc.	66,000	1,583,340
Crown Castle International Corp.*	16,000	665,600
Juniper Networks, Inc.*	71,700	2,380,440
MetroPCS Communications, Inc.*	41,400	805,230

		9,109,043

SEE NOTES TO FINANCIAL STATEMENTS.

A82

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS
(continued)	Shares	Value (Note 2)

Transportation — 1.5%
Expeditors International Washington, Inc.	26,100	$1,166,148

Utilities — 3.1%
General Electric Co.	64,100	2,376,187

TOTAL LONG-TERM INVESTMENTS (cost $63,379,313)		74,420,608

SHORT-TERM INVESTMENT — 2.2%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $1,729,214)(w)(Note 4)	1,729,214	1,729,214

TOTAL INVESTMENTS — 99.0% (cost $65,108,527)		76,149,822
OTHER ASSETS IN EXCESS OF LIABILITIES — 1.0%		738,908

NET ASSETS — 100.0%		$76,888,730

The following abbreviation is used in portfolio descriptions:

ADR	American Depositary Receipt

* Non-income producing security.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund — Taxable Money market Series.

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of December 31, 2007 was as follows:

Telecommunications	11.8%
Semiconductors	8.7
Computer Services & Software	8.1
Retail & Merchandising	7.2
Internet Services	6.9
Drugs & Medicine	6.4
Hotels, Restaurants & Leisure	5.4
Financial – Bank & Trust	3.7
Computers	3.6
Oil, Gas & Consumable Fuels	3.3
Manufacturing	3.1
Utilities	3.1
Medical Supplies & Equipment	3.0
Pharmaceuticals	2.7
Affiliated Money Market Mutual Fund	2.2
Consumer Products & Services	1.8
Financial Services	1.8
Diversified Financial Services	1.6
Communication Equipment	1.5
Transportation	1.5
Aerospace/Defense	1.5
Engineering/Construction	1.3
Entertainment & Leisure	1.2
Airlines	1.2
Industrial Conglomerates	1.1
Metals & Mining	0.9
Biotechnology Healthcare	0.8
Multimedia	0.8
Advertising	0.8
Commercial Services & Supplies	0.7
Chemicals	0.7
Electronic Components	0.6

99.0%
Other assets in excess of liabilities	1.0

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A83

SP T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $63,379,313)	$74,420,608
Affiliated investments (cost $1,729,214)	1,729,214
Cash	212,764
Receivable for investments sold	571,999
Receivable for Series shares sold	115,274
Dividends receivable	61,885
Prepaid expenses	1,273

Total Assets	77,113,017

LIABILITIES
Accrued expenses and other liabilities	73,250
Payable for investments purchased	72,889
Management fee payable	59,327
Payable for Series shares repurchased	16,360
Deferred trustees’ fees	2,111
Transfer agent fee payable	350

Total Liabilities	224,287

NET ASSETS	$76,888,730

Net assets were comprised of:
Paid-in capital	$62,229,277
Retained earnings	14,659,453

Net assets, December 31, 2007	$76,888,730

Net asset value and redemption price per share, $76,888,730 / 9,928,864 outstanding shares of beneficial interest	$7.74

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income	$677,572
Affiliated dividend income	60,542

738,114

EXPENSES
Management fee	711,545
Custodian’s fees and expenses	37,000
Shareholders’ reports	35,000
Audit fee	17,000
Trustees’ fees	7,000
Transfer agent’s fees and expenses (including affiliated expense of $3,000) (Note 4)	4,000
Legal fees and expenses	4,000
Insurance expenses	2,000
Miscellaneous	820

Total expenses	818,365

NET INVESTMENT LOSS	(80,251)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain on investment transactions	4,449,746
Net change in unrealized appreciation (depreciation) on investments	1,915,357

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	6,365,103

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,284,852

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income (loss)	$(80,251)	$184,755
Net realized gain (loss) on investment transactions	4,449,746	(355,223)
Net change in unrealized appreciation (depreciation) on investments	1,915,357	4,393,070

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	6,284,852	4,222,602

DISTRIBUTIONS	(184,838)	(9,241,598)

SERIES SHARE TRANSACTIONS:
Series shares sold [772,219 and 1,945,894 shares, respectively]	5,847,235	13,642,113
Series shares issued in reinvestment of distributions [24,005 and 1,335,491 shares, respectively]	184,838	9,241,598
Series shares repurchased [1,701,726 and 2,021,217 shares, respectively]	(12,951,468)	(13,936,631)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(6,919,395)	8,947,080

TOTAL INCREASE (DECREASE) IN NET ASSETS	(819,381)	3,928,084
NET ASSETS:
Beginning of year	77,708,111	73,780,027

End of year	$76,888,730	$77,708,111

SEE NOTES TO FINANCIAL STATEMENTS.

A84

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series shares. The information presented in these financial statements pertains to seventeen Portfolios: SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Large Cap Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, and SP T. Rowe Price Large Cap Growth Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

SP Aggressive Growth Asset Allocation Portfolio:    Capital appreciation by investing primarily in large cap equity portfolios, international portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP AIM Core Equity Portfolio:    Growth of capital with a secondary objective of current income by investing primarily in securities of established companies that have long-term above-average growth in earnings and dividends, and growth companies that the Portfolio managers believe have the potential for above-average growth in earnings and dividends.

SP Balanced Asset Allocation Portfolio:    Provide a balance between current income and growth of capital by investing in fixed income portfolios, large cap equity portfolios, small/mid cap equity portfolios, and international equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP Conservative Asset Allocation Portfolio:    Provide current income with low to moderate capital appreciation by investing in fixed income portfolios, large cap equity portfolios, and small/mid cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund and Advanced Series Trust Portfolios.

SP Davis Value Portfolio:    Capital growth through investments primarily in common stock of U.S. companies with market capitalization of at least $5 billion.

SP Growth Asset Allocation Portfolio:    Provide long-term growth of capital with consideration also given to current income by investing in large-cap equity portfolios, fixed income portfolios, international equity portfolios and small/mid-cap equity portfolios. The Portfolio will achieve this by investing in certain other Series Fund Portfolios and Advanced Series Trust Portfolios.

SP International Growth Portfolio:    Long-term growth of capital by investing primarily in equity-related securities of foreign issuers.

SP International Value Portfolio:    Long-term capital appreciation by investing primarily in the stocks and other equity securities of companies in developed countries outside the United States.

SP Large Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with large market capitalization (those with market capitalizations similar to companies in the Standard & Poor’s 500 Composite Index or the Russell 1000 Index).

SP Mid-Cap Growth Portfolio:    Long-term growth of capital by investing primarily in common stocks and related securities, such as preferred stocks, convertible securities and depository receipts for those securities.

SP PIMCO High Yield Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of high yield/high risk securities rated

B1

below investment grade but rated at least B by Moody’s or S&P, or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

SP PIMCO Total Return Portfolio:    Maximum total return, consistent with preservation of capital and prudent investment management by investing primarily in a diversified portfolio of fixed income instruments of varying maturities.

SP Prudential U.S. Emerging Growth Portfolio:    Long-term capital appreciation by investing primarily in equity securities of small and medium-sized U.S. companies that the Portfolio manager believes have the potential for above-average growth.

SP Small Cap Growth Portfolio:    Long-term capital growth by investing mostly in small-capitalization companies which are included in the Russell 2000 Growth Index at the time of purchase, or if not with market capitalizations under $2.5 billion.

SP Small Cap Value Portfolio:    Long-term growth of capital by investing primarily in common stocks of companies with small to medium market capitalization.

SP Strategic Partners Focused Growth Portfolio:    Long-term capital growth by investing primarily in equity-related securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

SP T. Rowe Price Large Cap Growth Portfolio:    Growth of capital by pursuing aggressive investment policies. The Portfolio invests primarily in stocks of companies considered to have large capitalizations.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange or at the last bid price in absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed

B2

reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007, SP Aim Core Equity, SP Davis Value, SP International Growth and SP International Value Portfolios held foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

The SP PIMCO High Yield Portfolio and the SP PIMCO Total Return Portfolio may hold up to 15% of their net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above. Certain restricted securities were deemed liquid by procedures adopted by the Board of Trustees.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the period, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities in the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

B3

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Loan Participations:    The SP PIMCO High Yield Portfolio may invest in loan participations. When the Portfolio purchases a loan participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such participations (“Selling Participant”), but not the borrower. As a result, the Portfolio assumes the credit risk of the borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the borrower. The Portfolio may not directly benefit from the collateral supporting the senior loan in which it has purchased the loan participant.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gain (loss) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements

B4

involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The Portfolios may enter into swap agreements as either the protection buyer or seller. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which are sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Securities Lending:    Each Portfolio of the Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Portfolio. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Portfolio has the right to repurchase the securities using the collateral in the open market. The Portfolio recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Portfolio also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund

B5

forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Custody Fee Credits:    The Series Fund has an arrangement with its custodian bank, whereby uninvested monies earn credits which reduce the fees charged by the custodian. Such custody fee credits are presented as a reduction of gross expenses in the accompanying Statements of Operations.

Taxes:    For federal income tax purposes, each Portfolio in the Series is treated as a separate taxpaying entity. The Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to income tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership earnings.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The SP PIMCO High Yield and SP PIMCO Total Return Portfolios make distributions, if any, quarterly. All other Portfolios’ distributions are generally made on an annual basis. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Jennison Associates LLC (“Jennison”), AIM Capital Management, Inc. (“AIM”), AllianceBernstein LP (“AllianceBernstein”), Davis Selected Advisers, LP (“Davis”), Dreman Value Management LLC (“Dreman”), Hotchkis and Wiley Capital Management LLC (“Hotchkis and Wiley”), Goldman Sachs Asset Management, L.P. (“GSAM”), J.P. Morgan Investment Management, Inc. (“J.P. Morgan”), LSV Asset Management (“LSV”), Marsico (“Marsico”), Neuberger Berman Management, Inc. (“Neuberger Berman”), T. Rowe Price Associates, Inc. (“T. Rowe”), William Blair & Company LLC (“William Blair”), Eagle Asset Management (“Eagle”), Pacific Investment Management Company LLC (“PIMCO”), Thornburg Investment Management Inc. (“Thornburg”), and ClearBridge Advisors LLC (“ClearBridge”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Portfolios bear all other costs and expenses.

B6

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
SP Aggressive Growth Asset Allocation Portfolio	0.05%	0.05%
SP AIM Core Equity Portfolio	0.85	0.85
SP Balanced Asset Allocation Portfolio	0.05	0.05
SP Conservative Asset Allocation Portfolio	0.05	0.05
SP Davis Value Portfolio	0.75	0.75
SP Growth Asset Allocation Portfolio	0.05	0.05
SP International Growth Portfolio	0.85	0.85
SP International Value Portfolio	0.90	0.90
SP Large Cap Value Portfolio	0.80	0.80
SP Mid-Cap Growth Portfolio	0.80	0.80
SP PIMCO High Yield Portfolio	0.60	0.60
SP PIMCO Total Return Portfolio	0.60	0.60
SP Prudential U.S. Emerging Growth Portfolio	0.60	0.60
SP Small Cap Growth Portfolio	0.95	0.95
SP Small Cap Value Portfolio	0.90	0.90
SP Strategic Partners Focused Growth Portfolio	0.90	0.90
SP T. Rowe Price Large Cap Growth Portfolio	0.90	0.90

At December 31, 2007 the Subadvisers that provide investment advisory services to the Portfolios are as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
SP AIM Core Equity Portfolio	AIM
SP Davis Value Portfolio	Davis
SP International Growth Portfolio	William Blair, Marsico
SP International Value Portfolio	LSV, Thornburg
SP Large Cap Value Portfolio	Hotchkis and Wiley, J.P. Morgan, Dreman
SP Mid-Cap Growth Portfolio	Neuberger Berman
SP PIMCO High Yield Portfolio	PIMCO
SP PIMCO Total Return Portfolio	PIMCO
SP Prudential U.S. Emerging Growth Portfolio	Jennison
SP Small Cap Growth Portfolio	Neuberger Berman, Eagle
SP Small Cap Value Portfolio	GSAM, ClearBridge
SP Strategic Partners Focused Growth Portfolio	AllianceBernstein, Jennison
SP T. Rowe Price Large Cap Growth Portfolio	T. Rowe

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PI has agreed to waive management fees and/or reimburse expenses of each Portfolio (other than the SP Aggressive Growth Asset Allocation, SP Balanced Asset Allocation, SP Conservative Asset Allocation and SP Growth Asset Allocation Portfolios) for the amount that the aggregate annual ordinary operating expenses

B7

(excluding interest, taxes, and brokerage commissions) exceeded the percentage stated below, of the Portfolio’s average daily net assets.

Portfolio	Class I Expense limit		Class II Expense limit
SP AIM Core Equity Portfolio	1.00%		N/A
SP International Growth Portfolio	1.24		1.64%
SP International Value Portfolio	1.00	*	N/A
SP Large Cap Value Portfolio	0.90	*	N/A
SP Mid-Cap Growth Portfolio	1.00		N/A
SP PIMCO High Yield Portfolio	0.82	*	N/A
SP PIMCO Total Return Portfolio	0.76	*	N/A
SP Prudential U.S. Emerging Growth Portfolio	0.90	*	1.30
SP Small Cap Growth Portfolio	1.15	*	N/A
SP Small Cap Value Portfolio	1.05		N/A
SP Strategic Partners Focused Growth Portfolio	1.25		1.65
SP T. Rowe Price Large Cap Growth Portfolio	1.06	*	N/A

N/A – Not applicable – Portfolio does not currently have Class II shares.

PIMS, PI and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

*Effective July 1, 2007, the expense limitation was removed.

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Series Fund’s security lending agent. For the year ended December 31, 2007, PIM was compensated as follows for these services by the Series Fund Portfolios:

PIM
SP Davis Value Portfolio	$35,168
SP International Growth Portfolio	17,625
SP Large Cap Value Portfolio	112,875
SP Mid Cap Growth Portfolio	76,577
SP Prudential U.S. Emerging Growth Portfolio .	56,836
SP Small Cap Growth Portfolio	120,997
SP Small Cap Value Portfolio	229,471

For the year ended December 31, 2007, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, Wachovia Securities, LLC and First Clearing, LLC, affiliates of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	First Clearing/ Wachovia Securities
SP Davis Value Portfolio	$103	$—
SP Prudential U.S. Emerging Growth Portfolio	28	—
SP Small Cap Growth Portfolio	—	527
SP Small Cap Value Portfolio	1,213	—

Pursuant to an exemptive order received from the Securities and Exchange Commission, certain Portfolios invest in the Taxable Money Market Series and Short-Term Bond Series, both registered under the Investment Company Act of 1940, as amended, and managed by PI, and both of which are portfolios of Dryden Core Investment Fund.

B8

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2007 were as follows:

Cost of Purchases:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$36,631,703
SP AIM Core Equity Portfolio	16,134,646
SP Balanced Asset Allocation Portfolio	362,725,650
SP Conservative Asset Allocation Portfolio	195,508,921
SP Davis Value Portfolio	30,454,017
SP Growth Asset Allocation Portfolio	267,655,561
SP International Growth Portfolio	399,681,927
SP International Value Portfolio	237,090,012
SP Large Cap Value Portfolio	576,631,354
SP Mid-Cap Growth Portfolio	208,080,442
SP PIMCO High Yield Portfolio	115,323,107
SP PIMCO Total Return Portfolio	318,061,232
SP Prudential U.S. Emerging Growth Portfolio	110,161,818
SP Small Cap Growth Portfolio	73,807,591
SP Small Cap Value Portfolio	150,690,332
SP Strategic Partners Focused Growth Portfolio	79,444,236
SP T. Rowe Price Large Cap Growth Portfolio	44,486,369

Proceeds from Sales:

Portfolio
SP Aggressive Growth Asset Allocation Portfolio	$36,845,000
SP AIM Core Equity Portfolio	22,055,463
SP Balanced Asset Allocation Portfolio	474,537,666
SP Conservative Asset Allocation Portfolio	229,489,000
SP Davis Value Portfolio	58,017,922
SP Growth Asset Allocation Portfolio	329,840,000
SP International Growth Portfolio	456,570,204
SP International Value Portfolio	312,544,302
SP Large Cap Value Portfolio	645,855,936
SP Mid-Cap Growth Portfolio	233,401,954
SP PIMCO High Yield Portfolio	189,556,634
SP PIMCO Total Return Portfolio	257,841,503
SP Prudential U.S. Emerging Growth Portfolio	136,823,553
SP Small Cap Growth Portfolio	68,382,372
SP Small Cap Value Portfolio	181,637,331
SP Strategic Partners Focused Growth Portfolio	92,647,505
SP T. Rowe Price Large Cap Growth Portfolio	52,389,132

The SP AIM Core Equity, SP PIMCO High Yield and SP PIMCO Total Return Portfolios’ written options activity for the year ended December 31, 2007 were as follows:

	SP PIMCO High Yield Bond		SP PIMCO Total Return Bond
	Number of Contracts/ Swap Notional Amount $(000)	Premium	Number of Contracts/ Swap Notional Amount $(000)	Premium
Balance at beginning of year	3,400	$11,577	175,200	$2,044,259
Written options	77,700	1,944,180	415,400	7,919,595
Expired options	(3,400)	(11,577)	(57,500)	(1,328,823)
Exercised options	—	—	(20,600)	(350,875)
Closed options	—	—	(106,300)	(1,094,696)

Balance at end of year	77,700	1,944,180	406,200	$7,189,460

B9

	SP AIM Core Equity
	Number of Contracts	Premium
Balance at beginning of year	—	—
Written options	75	$1,800
Expired options	(35)	(840)
Closed options	(40)	(960)

Balance at end of year	—	—

Note 6:	Tax Information

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. After January 2, 2006, the Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2007, the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios have Class II shares outstanding.

B10

Transactions in shares of beneficial interest of the SP Prudential U.S. Emerging Growth, SP Strategic Partners Focused Growth and SP International Growth Portfolios were as follows:

SP Prudential U.S. Emerging Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	1,555,189	$13,349,158
Series shares issued in reinvestment of distributions	2,441,796	20,193,651
Series shares repurchased	(4,874,848)	(42,326,327)

Net increase (decrease) in shares outstanding	(877,863)	$(8,783,518)

Year ended December 31, 2006:
Series shares sold	3,604,315	$28,455,379
Series shares issued in reinvestment of distributions	1,974,138	15,437,758
Series shares repurchased	(4,964,683)	(38,298,965)

Net increase in shares outstanding	613,770	$5,594,172

Class II
Year ended December 31, 2007:
Series shares sold	10	$79
Series shares issued in reinvestment of distributions	4,585	36,860
Series shares repurchased	(984)	(8,413)

Net increase (decrease) in shares outstanding	3,611	$28,526

Year ended December 31, 2006:
Series shares issued in reinvestment of distributions	4,052	$30,998
Series shares repurchased	(11,485)	(87,675)

Net decrease in shares outstanding	(7,433)	$(56,677)

SP Strategic Partners Focused Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	311,072	$2,472,505
Series shares issued in reinvestment of distributions	179,113	1,477,681
Series shares repurchased	(1,023,282)	(8,046,092)

Net increase (decrease) in shares outstanding	(533,097)	$(4,095,906)

Year ended December 31, 2006:
Series shares sold	1,132,903	$8,574,353
Series shares issued in reinvestment of distributions	336,936	2,547,235
Series shares repurchased	(1,051,192)	(7,751,637)

Net increase in shares outstanding	418,647	$3,369,951

Class II
Year ended December 31, 2007:
Series shares sold	269,076	$2,104,214
Series shares issued in reinvestment of distributions	135,932	1,087,456
Series shares repurchased	(1,307,927)	(10,119,215)

Net increase (decrease) in shares outstanding	(902,919)	$(6,927,545)

Year ended December 31, 2006:
Series shares sold	379,068	$2,840,023
Series shares issued in reinvestment of distributions	375,712	2,776,508
Series shares repurchased	(1,869,616)	(13,464,717)

Net decrease in shares outstanding	(1,114,836)	$(7,848,186)

B11

SP International Growth Portfolio:
Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	10,087,889	$91,575,100
Series shares issued in reinvestment of distributions	8,319,424	69,883,161
Series shares repurchased	(14,648,601)	(134,103,634)

Net increase (decrease) in shares outstanding	3,758,712	$27,354,627

Year ended December 31, 2006:
Series shares sold	11,447,164	$86,938,831
Series shares issued in reinvestment of distributions	6,137,410	45,416,833
Series shares repurchased	(22,713,601)	(171,563,955)

Net decrease in shares outstanding	(5,129,027)	$(39,208,291)

Class II
Year ended December 31, 2007:
Series shares sold	952,660	$9,078,707
Series shares issued in reinvestment of distributions	522,747	4,307,437
Series shares repurchased	(618,021)	(5,365,352)

Net increase (decrease) in shares outstanding	857,386	$8,020,792

Year ended December 31, 2006:
Series shares sold	433,942	$3,274,484
Series shares issued in reinvestment of distributions	314,818	2,301,316
Series shares repurchased	(931,607)	(6,930,628)

Net decrease in shares outstanding	(182,847)	$(1,354,828)

Note 8:	Borrowings

The Series Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the two banks. The Funds pays a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions.

The following Portfolios utilized the line of credit during the year ended December 31, 2007. The average balance is for the number of days the Portfolios had utilized the credit facility.

Portfolio	Approximate Average Balance Outstanding	Number of Days Outstanding	Weighted Average Interest Rates
SP Large Cap Value	$930,000	10	5.62%
SP International Value	2,356,250	60	5.45
SP International Growth	2,687,000	24	5.51
SP Small Cap Growth	1,188,571	7	4.95

Note 9:	Ownership and Affiliates

As of December 31, 2007, all of Class I shares of each Portfolio were owned of record by The Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

B12

Note 10:	Other

The Board of Trustees have approved the merger of the SP AIM Core Equity Portfolio into the Advanced Series Trust (AST) Marsico Capital Growth Portfolio, SP Large Cap Value Portfolio into AST Large Cap Value Portfolio, SP Small Cap Growth Portfolio into AST Small Cap Growth Portfolio, and SP T. Rowe Price Large Cap Growth Portfolio into AST T. Rowe Price Large Cap Growth Portfolio. The mergers are subject to the approval by the shareholders of the respective funds.

Note 11:	New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B13

Financial Highlights

	SP Aggressive Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance :
Net Asset Value, beginning of period	$10.41	$9.50	$8.98	$7.83	$5.90

Income From Investment Operations:
Net investment income	.10	.10	.18	.02	.01
Net realized and unrealized gain on investments	.85	1.22	.71	1.13	1.92

Total from investment operations	.95	1.32	.89	1.15	1.93

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	— (b)	— (b)
Distributions from net realized gains	—	—	(.35)	—	—
Distributions	(.61)	(.41)	—	—	—

Total dividends and distributions	(.61)	(.41)	(.37)	—	—

Net Asset Value, end of period	$10.75	$10.41	$9.50	$8.98	$7.83

Total Return(a)	9.20%	14.27%	10.48%	14.76%	32.77%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$205.3	$201.6	$188.2	$136.9	$60.6
Ratios to average net assets(c):
Expenses	.11%	.05%	.05%	.05%	.05%
Net investment income	.83%	1.00%	2.29%	.27%	.16%
Portfolio turnover rate	18%	28%	26%	60%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP AIM Core Equity Portfolio
	Year Ended December 31,
	2007		2006		2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.28		$7.62		$7.36		$6.80		$5.52

Income From Investment Operations:
Net investment income	.14		.09		.07		.08		.04
Net realized and unrealized gain on investments	.51		1.08		.27		.51		1.26

Total from investment operations	.65		1.17		.34		.59		1.30

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.08)		(.03)		(.02)
Distributions	(.19)		(.51)		—		—		—

Total dividends and distributions	(.19)		(.51)		(.08)		(.03)		(.02)

Net Asset Value, end of year	$8.74		$8.28		$7.62		$7.36		$6.80

Total Return(a)	7.82%		16.05%		4.63%		8.79%		23.69%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$37.6		$37.9		$34.2		$31.8		$22.8
Ratios to average net assets(c):
Expenses	1.00	%(b)	1.02	%(b)	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income	1.48	%(b)	1.20	%(b)	.98	%(b)	1.27	%(b)	.70	%(b)
Portfolio turnover rate	49%		38%		69%		68%		37%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.22% and 1.26%, respectively, for the year ended December 31, 2007, 1.29% and .93%, respectively, for year ended December 31, 2006, 1.28% and .70%, respectively, for the year ended December 31, 2005, 1.48% and .79%, respectively, for the year ended December 31, 2004, and 1.72% and (.02)%, respectively for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	SP Balanced Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.59	$10.92	$10.63	$9.66	$7.96

Income From Investment Operations:
Net investment income	.27	.25	.27	.09	.09
Net realized and unrealized gain on investments	.81	.89	.49	.97	1.71

Total from investment operations	1.08	1.14	.76	1.06	1.80

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	(.10)
Distributions from net realized gains	—	—	(.37)	(.01)	—
Distributions	(.63)	(.47)	—	—	—

Total dividends and distributions	(.63)	(.47)	(.47)	(.09)	(.10)

Net Asset Value, end of year	$12.04	$11.59	$10.92	$10.63	$9.66

Total Return(a)	9.35%	10.69%	7.60%	11.09%	22.87%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,391.0	$1,406.3	$1,372.0	$837.0	$449.8
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	2.01%	2.23%	3.40%	1.37%	1.83%
Portfolio turnover rate	26%	27%	21%	48%	12%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absense of voluntary fee waivers and /or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

	SP Conservative Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.66	$11.28	$11.20	$10.48	$9.16

Income From Investment Operations:
Net investment income	.36	.35	.38	.14	.16
Net realized and unrealized gain on investments	.73	.59	.25	.77	1.33

Total from investment operations	1.09	.94	.63	.91	1.49

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.16)	(.16)	(.16)
Distributions from net realized gains	—	—	(.39)	(.03)	(.01)
Distributions	(.66)	(.56)	—	—	—

Total dividends and distributions	(.66)	(.56)	(.55)	(.19)	(.17)

Net Asset Value, end of year	$12.09	$11.66	$11.28	$11.20	$10.48

Total Return(a)	9.39%	8.67%	5.91%	8.89%	16.49%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$621.3	$632.8	$642.0	$459.9	$281.2
Ratios to average net assets(b):
Expenses	.07%	.05%	.05%	.05%	.05%
Net investment income	2.67%	2.94%	4.10%	1.86%	2.60%
Portfolio turnover rate	31%	33%	24%	47%	22%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

Financial Highlights

	SP Davis Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.99	$10.68	$10.98	$9.80	$7.62

Income From Investment Operations:
Net investment income	.15	.09	.09	.10	.05
Net realized and unrealized gain on investments	.39	1.49	.82	1.12	2.18

Total from investment operations	.54	1.58	.91	1.22	2.23

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.04)	(.05)
Distributions from net realized gains	—	—	(1.11)	—	—
Distributions	(.53)	(.27)	—	—	—

Total dividends and distributions	(.53)	(.27)	(1.21)	(.04)	(.05)

Net Asset Value, end of year	$12.00	$11.99	$10.68	$10.98	$9.80

Total Return(a)	4.58%	15.02%	9.52%	12.53%	29.40%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.0	$328.0	$311.7	$285.5	$391.2
Ratios to average net assets(b):
Expenses	.80%	.81%	.82%	.82%	.82%
Net investment income	1.11%	.81%	.87%	.89%	.80%
Portfolio turnover rate	9%	14%	14%	34%	7%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Growth Asset Allocation Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.17	$10.23	$9.80	$8.71	$6.84

Income From Investment Operations:
Net investment income	.18	.16	.19	.06	.04
Net realized and unrealized gain on investments	.85	1.13	.66	1.07	1.88

Total from investment operations	1.03	1.29	.85	1.13	1.92

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.06)	(.04)	(.05)
Distributions from net realized gains	—	—	(.36)	—	—
Distributions	(.61)	(.35)	—	—	—

Total dividends and distributions	(.61)	(.35)	(.42)	(.04)	(.05)

Net Asset Value, end of year	$11.59	$11.17	$10.23	$9.80	$8.71

Total Return(a)	9.23%	12.88%	9.24%	13.05%	28.27%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,252.7	$1,283.9	$1,212.0	$662.7	$326.7
Ratios to average net assets(b):
Expenses	.06%	.05%	.05%	.05%	.05%
Net investment income	1.32%	1.50%	2.65%	.94%	1.10%
Portfolio turnover rate	21%	25%	18%	53%	18%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolios in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C3

Financial Highlights

	SP International Growth Portfolio
	Class I
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.30	$7.55	$6.85	$5.89	$4.22

Income From Investment Operations:
Net investment income	.10	.05	.04	.02	.01
Net realized and unrealized gain on investments	1.50	1.45	1.01	.95	1.66

Total from investment operations	1.60	1.50	1.05	.97	1.67

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.01)	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.38)	(.75)	—	—	—

Total dividends and distributions	(1.38)	(.75)	(.35)	(.01)	—

Net Asset Value, end of year	$8.52	$8.30	$7.55	$6.85	$5.89

Total Return(a)	19.55%	21.05%	16.39%	16.54%	39.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$500.0	$456.0	$453.6	$249.1	$105.6
Ratios to average net assets(b):
Expenses	.94%	.97%	.98%	1.02%	1.15%
Net investment income	1.14%	.69%	.64%	.50%	.56%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

	SP International Growth Portfolio
	Class II
	Year Ended December 31,
	2007(c)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$8.17	$7.45	$6.77	$5.83	$4.19

Income From Investment Operations:
Net investment income	.07	.02	.03	.01	.01
Net realized and unrealized gain on investments	1.47	1.42	.98	.93	1.63

Total from investment operations	1.54	1.44	1.01	.94	1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.02)	—	—
Distributions from net realized gains	—	—	(.31)	—	—
Distributions	(1.35)	(.72)	—	—	—

Total dividends and distributions	(1.35)	(.72)	(.33)	—	—

Net Asset Value, end of year	$8.36	$8.17	$7.45	$6.77	$5.83

Total Return(a)	19.12%	20.42%	15.79%	16.12%	39.14%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$31.5	$23.8	$23.1	$139.0	$113.6
Ratios to average net assets(b):
Expenses	1.34%	1.37%	1.38%	1.41%	1.54%
Net investment income	.70%	.28%	.56%	.21%	.04%
Portfolio turnover rate	81%	111%	99%	137%	121%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

(c)	Calculation based on average shares outstanding during the year.

SEE NOTES TO FINANCIAL STATEMENTS.

C4

Financial Highlights

	SP International Value Portfolio
	Year Ended December 31,
	2007	2006	2005(c)	2004		2003(c)
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.40	$9.08	$8.84	$7.67		$6.08

Income From Investment Operations:
Net investment income	.24	.24	.17	.04		.06
Net realized and unrealized gain on investments	1.79	2.35	.94	1.17		1.58

Total from investment operations	2.03	2.59	1.11	1.21		1.64

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.04)	(.04)		(.05)
Distributions from net realized gains	—	—	(.83)	—		—
Distributions	(2.80)	(.27)	—	—		—

Total dividends and distributions	(2.80)	(.27)	(.87)	(.04)		(.05)

Net Asset Value, end of year	$10.63	$11.40	$9.08	$8.84		$7.67

Total Return(a)	18.08%	29.09%	13.77%	15.80%		27.37%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$493.6	$487.4	$389.3	$240.7		$119.9
Ratios to average net assets(d):
Expenses	.99%	.99%	1.06%	1.10	%(b)	1.10	%(b)
Net investment income	1.80%	2.28%	2.08%	.69	%(b)	.89	%(b)
Portfolio turnover rate	46%	113%	18%	159%		87%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income ratios would have been 1.23% and .55%, respectively, for the year ended December 31, 2004, and 1.30% and .69%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average shares outstanding during the year.
(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Large Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004(c)	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.26	$11.90	$11.56	$9.90	$7.81

Income (Loss) From Investment Operations:
Net investment income	.25	.20	.16	.16	.09
Net realized and unrealized gain (loss) on investments	(.62)	1.91	.58	1.58	2.00

Total from investment operations	(.37)	2.11	.74	1.74	2.09

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.10)	(.08)	—
Distributions from net realized gains	—	—	(.30)	—	—
Distributions	(1.09)	(.75)	—	—	—

Total dividends and distributions	(1.09)	(.75)	(.40)	(.08)	—

Net Asset Value, end of year	$11.80	$13.26	$11.90	$11.56	$9.90

Total Return(a)	(2.83)%	18.47%	6.64%	17.75%	26.76%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$831.6	$959.6	$833.1	$601.4	$72.9
Ratios to average net assets(d):
Expenses	.83%	.83%	.83%	.86%	.90	%(b)
Net investment income	1.71%	1.64%	1.53%	1.53%	1.32	%(b)
Portfolio turnover rate	63%	71%	62%	77%	73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.11% and 1.11%, respectively, for the year ended December 31, 2003.

(c)	Calculated based upon weighted average share outstanding during the year.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C5

Financial Highlights

	SP Mid-Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.07	$7.21	$6.85		$5.73		$4.09

Income (Loss) From Investment Operations:
Net investment income (loss)	(.02)	.02	(.03)		(.03)		(.02)
Net realized and unrealized gain (loss) on investments	1.16	(.16)	.39		1.15		1.66

Total from investment operations	1.14	(.14)	.36		1.12		1.64

Less Distributions:
Distributions	(.68)	—	—		—		—

Net Asset Value, end of year	$7.53	$7.07	$7.21		$6.85		$5.73

Total Return(a)	16.21%	(1.94)%	5.26%		19.55%		40.10%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$134.8	$133.1	$152.9		$107.5		$58.9
Ratios to average net assets(c):
Expenses	.87%	.91%	1.00	%(b)	1.00	%(b)	1.00	%(b)
Net investment income (loss)	(.30)%	.20%	(.56	)%(b)	(.68	)%(b)	(.73	)%(b)
Portfolio turnover rate	156%	107%	94%		79%		73%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.02% and (.58)%, respectively, for the year ended December 31, 2005, 1.07% and (.75)%, respectively, for the year ended December 31, 2004, and 1.34% and (1.07)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP PIMCO High Yield Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$10.33	$10.25	$10.67	$10.53	$9.17

Income From Investment Operations:
Net investment income	.77	.75	.68	.69	.65
Net realized and unrealized gain (loss) on investments	(.39)	.18	(.27)	.25	1.36

Total from investment operations	.38	.93	.41	.94	2.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.68)	(.70)	(.65)
Distributions from net realized gains	—	—	(.15)	(.10)	—
Distributions	(.88)	(.85)	—	—	—

Total dividends and distributions	(.88)	(.85)	(.83)	(.80)	(.65)

Net Asset Value, end of year	$9.83	$10.33	$10.25	$10.67	$10.53

Total Return(a)	3.77%	9.51%	4.03%	9.32%	22.41%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$206.0	$274.4	$368.6	$312.5	$248.2
Ratios to average net assets(b):
Expenses	.69%	.70%	.67%	.68%	.72%
Net investment income	7.14%	6.95%	6.65%	6.68%	6.97%
Portfolio turnover rate	98%	59%	89%	53%	74%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C6

Financial Highlights

	SP PIMCO Total Return Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$11.14		$11.21		$11.68	$11.54	$11.41

Income From Investment Operations:
Net investment income	.55		.45		.37	.22	.23
Net realized and unrealized gain (loss) on investments	.48		(.05)		(.10)	.36	.43

Total from investment operations	1.03		.40		.27	.58	.66

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.54)	(.23)	(.28)
Distributions from net realized gains	—		—		(.20)	(.21)	(.25)
Distributions	(.50)		(.47)		—	—	—

Total dividends and distributions	(.50)		(.47)		(.74)	(.44)	(.53)

Net Asset Value, end of year	$11.67		$11.14		$11.21	$11.68	$11.54

Total Return(a)	9.44%		3.68%		2.39%	5.28%	5.85%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,424.8		$1,590.3		$1,538.2	$1,099.0	$839.1
Ratios to average net assets(c):
Expenses	.67	%(b)	.66	%(b)	.62%	.65%	.65%
Net investment income	4.65%		4.16%		3.62%	2.01%	2.19%
Portfolio turnover rate	656%		539%		590%	590%	656%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	The expense ratio reflects the interest and fee expenses related to the liability for the floating rate notes issued in conjunction with the inverse floater securities and short sales. The total expense ratio excluding interest and fees is .64% and .64% for the years ended December 31, 2007 and 2006, respectively.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Prudential U.S. Emerging Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.99	$7.87	$8.07	$6.65	$4.68

Income From Investment Operations:
Net investment income (loss)	.02	.03	(.02)	(.05)	(.02)
Net realized and unrealized gain on investments	1.31	.71	1.16	1.47	1.99

Total from investment operations	1.33	.74	1.14	1.42	1.97

Less Dividends and Distributions:
Dividends from net investment income	—	—	— (b)	—	—
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.91)	(.62)	—	—	—

Total dividends and distributions	(.91)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.41	$7.99	$7.87	$8.07	$6.65

Total Return(a)	16.82%	9.59%	17.77%	21.39%	42.09%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$205.8	$202.6	$194.8	$128.3	$170.0
Ratios to average net assets(c):
Expenses	.65%	.67%	.80%	.78%	.80%
Net investment income (loss)	.24%	.32%	(.28)%	(.53)%	(.56)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C7

Financial Highlights

	SP Prudential U.S. Emerging Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.79	$7.72	$7.96	$6.58	$4.65

Income From Investment Operations:
Net investment loss	(.01)	(.01)	(.05)	(.07)	(.05)
Net realized and unrealized gain on investments	1.27	.70	1.15	1.45	1.98

Total from investment operations	1.26	.69	1.10	1.38	1.93

Less Dividends and Distributions:
Distributions from net realized gains	—	—	(1.34)	— (b)	—
Distributions	(.88)	(.62)	—	—	—

Total dividends and distributions	(.88)	(.62)	(1.34)	— (b)	—

Net Asset Value, end of year	$8.17	$7.79	$7.72	$7.96	$6.58

Total Return(a)	16.34%	9.10%	17.47%	21.01%	41.51%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$0.4	$0.3	$0.3	$0.4	$0.3
Ratios to average net assets(c):
Expenses	1.05%	1.07%	1.20%	1.18%	1.20%
Net investment loss	(.16)%	(.04)%	(.70)%	(.94)%	(.97)%
Portfolio turnover rate	54%	70%	142%	212%	213%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Small Cap Growth Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.44	$6.62	$6.46	$6.52	$4.84

Income (Loss) From Investment Operations:
Net investment loss	(.02)	(.04)	(.04)	(.03)	(.03)
Net realized and unrealized gain (loss) on investments	.49	.86	.20	(.03)	1.71

Total from investment operations	.47	.82	.16	(.06)	1.68

Less Distributions:
Distributions	(.30)	—	—	—	—

Net Asset Value, end of year	$7.61	$7.44	$6.62	$6.46	$6.52

Total Return(a)	6.37%	12.39%	2.48%	(.92)%	34.71%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$127.0	$123.0	$135.7	$184.1	$35.0
Ratios to average net assets(c):
Expenses	1.07%	1.14%	1.05%	1.09%	1.15	%(b)
Net investment loss	(.24)%	(.47)%	(.44)%	(.82)%	(.72	)%(b)
Portfolio turnover rate	53%	53%	192%	240%	122%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.78% and (1.35)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C8

Financial Highlights

	SP Small Cap Value Portfolio
	Year Ended December 31,
	2007	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$13.68	$14.27	$15.51	$12.88	$9.68

Income (Loss) From Investment Operations:
Net investment income	.13	.10	.07	.08	.02
Net realized and unrealized gain (loss) on investments	(.64)	1.78	.52	2.57	3.18

Total from investment operations	(.51)	1.88	.59	2.65	3.20

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.08)	(.02)	— (b)
Distributions from net realized gains	—	—	(1.75)	— (b)	—
Distributions	(.95)	(2.47)	—	—	—

Total dividends and distributions	(.95)	(2.47)	(1.83)	(.02)	— (b)

Net Asset Value, end of year	$12.22	$13.68	$14.27	$15.51	$12.88

Total Return(a)	(3.63)%	14.60%	4.61%	20.69%	33.11%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$309.4	$369.0	$350.7	$393.3	$250.6
Ratios to average net assets(c):
Expenses	.96%	.96%	.97%	.96%	1.04%
Net investment income	.81%	.71%	.49%	.69%	.37%
Portfolio turnover rate	45%	55%	119%	127%	90%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP Strategic Partners Focused Growth Portfolio
	Class I
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.49	$8.07	$7.00		$6.33		$5.03

Income (Loss) From Investment Operations:
Net investment loss	(.04)	(.04)	(.03)		—	(b)	(.01)
Net realized and unrealized gain (loss) on investments	1.18	(.02)	1.10		.67		1.31

Total from investment operations	1.14	(.06)	1.07		.67		1.30

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.30	$7.49	$8.07		$7.00		$6.33

Total Return(a)	15.24%	(.66)%	15.29%		10.58%		25.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$38.4	$38.7	$38.3		$30.1		$21.6
Ratios to average net assets(d):
Expenses	1.15%	1.15%	1.07	%(c)	1.01	%(c)	1.01	%(c)
Net investment loss	(.43)%	(.47)%	(.44	)%(c)	(.01	)%(c)	(.28	)%(c)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Less than $.005 per share.

(c)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.14% and (.51)%, respectively, for the year ended December 31, 2005, 1.28% and (.28)%, respectively, for the year ended December 31, 2004, and 1.65% and (.92)%, respectively, for the year ended December 31, 2003.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C9

Financial Highlights

	SP Strategic Partners Focused Growth Portfolio
	Class II
	Year Ended December 31,
	2007	2006	2005		2004		2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.30	$7.91	$6.88		$6.26		$4.99

Income (Loss) From Investment Operations:
Net investment loss	(.10)	(.08)	(.06)		(.01)		(.03)
Net realized and unrealized gain (loss) on investments	1.17	(.01)	1.09		.63		1.30

Total from investment operations	1.07	(.09)	1.03		.62		1.27

Less Distributions:
Distributions	(.33)	(.52)	—		—		—

Net Asset Value, end of year	$8.04	$7.30	$7.91		$6.88		$6.26

Total Return(a)	14.68%	(1.07)%	14.97%		9.90%		25.45%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$27.3	$31.3	$42.8		$32.1		$14.3
Ratios to average net assets(c):
Expenses	1.55%	1.55%	1.47	%(b)	1.41	%(b)	1.41	%(b)
Net investment loss	(.83)%	(.88)%	(.84	)%(b)	(.34	)%(b)	(.68	)%(b)
Portfolio turnover rate	120%	142%	110%		84%		93%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment loss ratios would have been 1.54% and (.91)%, respectively, for the year ended December 31, 2005, 1.68% and (.61)%, respectively, for the year ended December 31, 2004, and 2.05% and (1.32)%, respectively, for the year ended December 31, 2003.

(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	SP T. Rowe Price Large Cap Growth Portfolio
	Year Ended December 31,
	2007	2006		2005		2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$7.17	$7.71		$6.61		$6.23	$5.03

Income From Investment Operations:
Net investment income (loss)	(.01)	.02		(.03)		(.01)	— (c)
Net realized and unrealized gain on investments	.60	.39		1.13		.39	1.20

Total from investment operations	.59	.41		1.10		.38	1.20

Less Distributions:
Distributions	(.02)	(.95)		—		—	—

Net Asset Value, end of year	$7.74	$7.17		$7.71		$6.61	$6.23

Total Return(a)	8.21%	5.91%		16.64%		6.10%	23.86%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$76.9	$77.7		$73.8		$65.7	$146.5
Ratios to average net assets(d):
Expenses	1.04%	1.06	%(b)	1.06	%(b)	1.08%	1.06%
Net investment income (loss)	(.10)%	.25	%(b)	(.38	)%(b)	(.14)%	(.11)%
Portfolio turnover rate	57%	58%		144%		122%	38%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Net of expense reimbursement. If the investment advisor had not reimbursed expenses, the annual expense and net investment income (loss) ratios would have been 1.19% and .13%, respectively, for the year ended December 31, 2006, and 1.16% and (.48)%, respectively, for the year ended December 31, 2005.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of SP Aggressive Growth Asset Allocation Portfolio, SP AIM Core Equity Portfolio, SP Balanced Asset Allocation Portfolio, SP Conservative Asset Allocation Portfolio, SP Davis Value Portfolio, SP Growth Asset Allocation Portfolio, SP International Growth Portfolio, SP International Value Portfolio, SP Large Cap Value Portfolio, SP Mid-Cap Growth Portfolio, SP PIMCO High Yield Portfolio, SP PIMCO Total Return Portfolio, SP Prudential U.S. Emerging Growth Portfolio, SP Small Cap Growth Portfolio, SP Small Cap Value Portfolio, SP Strategic Partners Focused Growth Portfolio, SP T. Rowe Price Large Cap Growth Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Funds as of December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

D1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (74)	Trustee, Since 1983	87	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (69)	Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (70)	Independent Vice Chair since 2004 and Trustee, Since 1983	87	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (66)	Independent Chair and Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (57)	Trustee, Since 2003	86	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (68)	Trustee, Since 2003	86	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired (June 2000) Tax Partner of KPMG, LLP.

F. Don Schwartz (72)	Trustee, Since 2003	86	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

E1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (50)	President since 2002 and Trustee Since 1999	86	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

*Robert F. Gunia (61)	Vice President and Trustee Since 2001	149	Vice President and Director (since May 1989); Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Kathryn L. Quirk (55)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Timothy J. Knierim (49)	Chief Compliance Officer Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

E2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Valerie M. Simpson (49)	Deputy Chief Compliance Officer Since 2007	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

M. Sadiq Peshimam (44)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49)	Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (51)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew R. French (45)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

E3

The Prudential Series Fund

Approval of Advisory Agreements

At meetings of the Board held on September 12-13, 2007, the Trustees, including the Independent Trustees, unanimously approved the recommendations by Prudential Investments LLC (PI) to appoint Marsico Capital Management LLC (“Marsico”) as a subadviser with respect to the Global Portfolio and the SP International Growth Portfolio (each, a Portfolio, and collectively, the Portfolios) and to approve new subadvisory agreements between PI and Marsico (the “Subadvisory Agreements”).

The Board considered that, on June 14, 2007, Marsico and Bank of America Corporation (BAC) announced they had signed a definitive agreement by which Marsico would acquire ownership of the firm from BAC (the Transaction). The Transaction was completed on December 14, 2007, at which time Marsico began operating as an independent entity under the leadership of Thomas F. Marsico. The Board also considered that, although there were no changes in the Marsico portfolio management teams as a result of the Transaction, each Portfolio’s prior subadvisory agreement with Marsico would be automatically terminated as a result of a change in control.

Board Consideration of Subadvisory Agreement:

The Board of Trustees considered whether the approval of the Subadvisory Agreements with Marsico was in the best interests of each Portfolio and its shareholders. Before approving the Subadvisory Agreements, the Trustees reviewed performance, compliance and organization materials regarding Marsico and received presentations from PI. The Board also received materials relating to the Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. In making the determination to retain Marsico as a subadviser, the Trustees, including the Independent Trustees advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services to be provided to each Portfolio by Marsico under the Subadvisory Agreements, namely, that Marsico would provide day-to-day portfolio management services and comply with all Portfolio policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Portfolio under the prior subadvisory agreement with Marsico were identical in all material respects to those to be provided by Marsico under the Subadvisory Agreements and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of Marsico’s portfolio management team, which was not affected by the Transaction. In connection with the recent annual review of advisory agreements, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of each Portfolio, and the Board was provided with information pertaining to Marsico’s organizational structure, senior management, investment operations, and other relevant information pertaining to Marsico. The Board noted that it received a favorable compliance report from the Trust’s Chief Compliance Officer (CCO) as to Marsico.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Portfolio by Marsico under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by Marsico under the Subadvisory Agreements should equal the quality of similar services provided by Marsico under the prior subadvisory agreements.

Performance of Marsico. The Board noted that at its June 2007 meetings, it had reviewed the performance of each of the Portfolios subadvised by Marsico in connection with its annual consideration of the renewal of the Portfolios’ subadvisory agreements. As part of that review, the Board reviewed the performance record of each Portfolio, and at that time reached the following conclusions:

•

With respect to the SP International Growth Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in late 2006, and that in light of Marsico’s limited performance record, it was reasonable to approve Marsico’s subadvisory agreement.

•

With respect to the Global Portfolio, the Board noted that Marsico had assumed responsibility for a portion of the Portfolio’s assets in December 2005, and that in light of the limited performance history, it was reasonable to approve Marsico’s subadvisory agreement.

Investment Subadvisory Fee Rate. The Board also considered, among other things, that the proposed fee rates payable under the Subadvisory Agreements are identical to the fee rates payable under the prior subadvisory agreement. The Board noted that it had recently reviewed the fee rates paid to Marsico in connection with the recent annual review of advisory agreements and determined that the fee rates were reasonable. The Board concluded that Marsico’s proposed subadvisory fee rates under the Subadvisory Agreements were reasonable.

Profitability. In connection with its recent annual review of advisory agreements, the Board considered the profitability of PI and subadvisers affiliated with PI. The Board concluded that the level of profitability of a subadviser not affiliated with PI, such as Marsico, may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its recent annual review of advisory agreements, the Board considered economies of scale. The Board noted that there was no proposed change in fee rates and breakpoints and that it would again review economies of scale at the next annual review of advisory agreements.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by Marsico and its affiliates as a result of Marsico’s relationship with the Portfolios. The Board concluded that any potential benefits to be derived by Marsico included its ability to use soft dollar credits, brokerage commissions received by affiliates of Marsico, potential access to additional research resources, larger assets under management and benefits to the reputation, which were consistent with those generally derived by subadvisers to mutual funds.

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2007 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2008. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock”, the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark NJ 07102-3777

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Standard

U.S. Postage

PAID

Prudential

IFS-A114669    PSF-AR-B    Ed. 02/2008

ANNUAL REPORT

DECEMBER 31, 2007

The Prudential Series Fund

■	Diversified Conservative Growth Portfolio

■	Jennison 20/20 Focus Portfolio

Please note that inside is a Prospectus Supplement dated November 27, 2007. This is separate from and not a part of the annual report.

IFS-A114743

This report is one of several that provide financial information about certain investment choices available on variable life insurance and variable annuity contracts. Based on the variable contract you own or the portfolios you invested in, you may receive additional reports that provide financial information on those investment choices. Please refer to your variable life insurance or variable annuity contract prospectus to determine which portfolios are available to you.

This report must be preceded or accompanied by the current prospectuses for the Prudential Series Fund portfolios and the applicable variable life or annuity contract. The prospectuses contains information on the investment objectives, risks, and charges and expenses of the portfolios and the contract and should be read carefully.

The contract’s prospectus contains hypothetical performance illustrations that show the effect of various assumptions regarding the cost of insurance protection. You may also obtain a personalized illustration of historical performance that reflects the cost of your contract’s insurance protection.

A description of the Fund’s proxy voting policies and procedures is available, without charge, upon request. Owners of variable annuity contracts should call 888-778-2888 and owners of variable life insurance contracts should call 800-778-2255 to obtain descriptions of the Fund’s proxy voting policies and procedures. The description is also available on the website of the Securities and Exchange Commission (the “Commission”) at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available on the website of the Commission at www.sec.gov and on the Fund’s website.

The Fund files with the Commission a complete listing of portfolio holdings as of its first and third quarter-end on Form N-Q. Form N-Q is available on the Commission’s website at www.sec.gov or by visiting the Commission’s Public Reference Room. For more information on the Commission’s Public Reference Room, please visit the Commission’s website or call 800-SEC-0330. Form N-Q is also available on the Fund’s website at www.prudential.com or by calling the telephone numbers referenced above.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge upon request by calling (888) 778-2888.

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Glossary of Benchmark Definitions

December 31, 2007

The Diversified Conservative Growth Custom Blended Index consists of the Russell 3000 Index (40%) Lehman Brothers Aggregate Bond Index (60%),

The Lipper Variable Insurance Products (VIP) Funds Averages are calculated by Lipper Analytical Services, Inc., and reflect the investment return of certain portfolios underlying variable life and annuity products. These returns are net of investment fees and fund expenses, but not product charges.

Mixed Asset Target Allocation Moderate Funds Average
Large-Cap Core Funds Average
Multi-Cap Core Funds Average

The Russell 1000® Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index.

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

This page may include certain benchmarks not applicable to the portfolios available in this particular report. Investors cannot invest directly in a market index or average.

The Prudential Series Fund

December 31, 2007

Letter to Contract Owners

■	MANAGEMENT REVIEW

■	PORTFOLIO COMPOSITION

■	FEES AND EXPENSES TABLE

■	FINANCIAL REPORTS

A1 Schedule of Investments and Financial Statements

B1 Notes to Financial Statements

C1 Financial Highlights

D1 Report of Independent Registered Accounting Firm

E1 Management of the Prudential Series Fund

This report may include financial information pertaining to certain portfolios that are not available through the variable life insurance policy or variable annuity contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus to determine which portfolios are available to you.

The Prudential Series Fund

Letter to Contract Owners

Annual Report

December 31, 2007

■	DEAR CONTRACT OWNER

At Prudential, it is our goal to help our clients achieve and maintain financial success. We hope you find the Prudential Series Fund annual report both informative and useful.

We would also like to remind you about the benefits of diversifying your investment portfolio. In today’s volatile markets, diversification is key to protecting your investments. It helps position your investments when asset classes rotate in and out of favor, and is the best way to balance risk and return. In addition, diversification can help you meet your long-term investment goals although it does not assure against loss in declining markets.

Take the first step and contact your financial professional for help in creating a diversified investment portfolio. A comprehensive mix of assets that is evaluated periodically over time can help you maintain focus on your financial objectives.

Thank you for selecting our products. We value the opportunity to manage your investments as you plan for the future.

Sincerely,

David R. Odenath, Jr.

President,

The Prudential Series Fund	January 31, 2008

PRESIDENT

DAVID R. ODENATH, JR.

The Prudential Series Fund, Diversified Conservative Growth Portfolio

Subadvised by:  EARNEST Partners, RS Investment Management Co. LLC, Jennison Associates LLC, Prudential Investment Management, Inc., Pacific Investment Management Company LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Diversified Conservative Growth Portfolio	5.91%	10.05%	6.14%
S&P 500 Index	5.49	12.82	2.76
Diversified Conservative Growth Custom Blended Index	6.38	8.79	5.29
Lipper VIP Mixed-Asset Target Allocation Moderate Funds Avg.	6.14	9.78	4.60

Portfolio inception: 5/3/1999.

$10,000 INVESTED SINCE INCEPTION

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the year ended December 31, 2007, the Diversified Conservative Growth Portfolio had a total return that was slightly below its benchmark Custom Index and slightly below the average of its peer group.

Asset allocation differences between the Portfolio and its benchmark had a negative impact on relative performance. Specifically, overweighted allocations to high yield bonds and small cap value stocks detracted from returns, as these asset classes underperformed the aggregate Custom Index for 2007.

The Jennison managed large cap value portion was a key contributor to the Portfolio’s relative performance. Overweight positions in consumer non-cyclicals and energy, as well as a large underweight position in financials enhanced results. Underexposures to value-style holdings (stocks with lower price to price-to-book ratios (P/B) and dividend yields) benefited performance, as investors sought stocks with consistent earnings growth.

The PIMCO managed bond portion, which outperformed the LBAG, was another key contributor to the Portfolio’s relative performance. It emphasized shorter-term bonds that performed well as the slope of the yield curve—which depicts the relationship between yields on short- and long-term bonds—became steeper as the Federal Reserve cut short-term rates. The bond portion’s duration, a measure of its sensitivity to changes in interest rates, was above that of the LAG. This exposed it more fully to the impact of falling rates, which pushed bond prices higher, as bond prices move inversely to interest rates. The Portfolio benefited from a flight to quality, with a large underweight in corporate bonds proving beneficial as corporates underperformed U.S. Treasury securities. An exposure to foreign currencies, particularly those of emerging market nations, enhanced returns, as slower U.S. economic growth and lower rates weakened the U.S. dollar.

The EARNEST Partners managed small cap value portion outperformed the Russell 2000 Value Index. The manager’s style biases had a large positive impact, particularly its underexposure to value stocks, or those with lower price-to-book ratios (“P/B”), and companies with high levels of debt. A relative overexposure to stocks with price momentum added to returns. Since EARNEST’s relative value process seeks stocks with higher earnings growth and strong balance sheets, it was not surprising that this portion was exposed to these specific risk factors. An underweight position in financials and an overweight to industrials and energy further augmented returns. However, several holdings in the homebuilding industry declined again, somewhat dampening the return.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund, Jennison 20/20 Focus Portfolio

Subadvised by:  Jennison Associates LLC

December 31, 2007

Investment Manager’s Report

Performance Summary - As of December 31, 2007

Average Annual Total Return Percentages

	1-Year	5-Year	Since Inception
Jennison 20/20 Focus Portfolio: Class I	10.59%	18.13%	8.28%
Jennison 20/20 Focus Portfolio: Class II	10.12	17.65	6.94
S&P 500 Index	5.49	12.82	2.76
Russell 1000® Index	5.77	13.43	3.29
Lipper (VIP) Large Cap Core Funds Avg.	5.78	12.19	2.57
Lipper (VIP) Multi Cap Core Funds Avg.	6.22	13.76	5.05

Portfolio Class I inception: 5/3/1999. Portfolio Class II inception: 2/15/2000

$10,000 INVESTED SINCE INCEPTION1

Past performance does not guarantee future returns. Portfolio performance is net of investment fees and fund expenses, but not product charges, which, if included, would significantly lower the performance quoted. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted.

Unless noted otherwise, Lipper Average and Index returns reflect performance beginning the closest month-end date to the Portfolio’s inception (Class I). Although Lipper classifies the Portfolio within the Multi-Cap Core Funds Average, the returns for the Large-Cap Core Funds Average are also shown, because the management of the portfolios included in the Large-Cap Core Funds Average is more consistent with the management of the Portfolio. The Russell 1000® Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

For the period ended December 31, 2007, the Prudential Jennison 20/20 Focus Portfolio had a total return that was significantly above its benchmark, the Russell 1000 Index, a broad measure of large capitalization stocks.

The Portfolio is a combination of a concentrated growth sleeve and a concentrated value sleeve. Each manager holds approximately 20 stocks. The growth sleeve applies a bottom-up, stock-by-stock, selection process to identify companies with the potential for superior earnings or free cash flow growth. Valuation is also a consideration. The value sleeve uses in-depth fundamental research to identify undervalued companies with strong financials and an identifiable catalyst that can unlock the true value of the company.

In 2007, sector allocation, which is a by-product of the bottom-up stock selection process, was the primary driver of outperformance. A sizable underweight to financials and an overweight to technology enhanced performance. However the Portfolio’s overweight to consumer cyclicals was a drag on performance. The 2007 market can be broadly characterized as one where stocks associated with the crumbling housing and mortgage markets plummeted while companies with a global footprint advanced. Active managers benefited from underweights to the financial services sector and by capitalizing on broader themes that drove the market, such as the outperformance of energy and technology stocks.

From time to time certain risk characteristics of the Portfolio may benefit or detract from relative performance. These characteristics are not “drivers” of performance but are rather a by-product of the manager’s investment philosophy and process. In 2007 such exposures were generally favorable. The manager’s overexposure to stocks with share price momentum (stocks that have had a recent run-up in price) and underexposure to stocks with dividend yield contributed to outperformance. Conversely, a benchmark-neutral exposure to leverage—the debt-to-capital ratio each security has in the portfolio—and overweight in volatility, which measures the uncertainty or variability of a stock’s price, detracted from returns.

Portfolio holdings in aggregate were a negative source of relative return. Positions within the healthcare sector, particularly within the biotech and drug industries, hurt relative performance. However, stock selection within the consumer cyclical space was a bright spot for the year. Although retail sales during the holiday season generally disappointed and, overall, the consumer discretionary and services sector within the Russell 1000 Index posted a negative return for the year, there were pockets of strength in certain segments, including Internet sales and consumer electronics. One of the Portfolio’s holdings, a specialty retailer of consumer electronics that gained massive market share from rivals, benefited from increased spending this holiday season on consumer electronics.

Prudential Investments LLC (PI), an indirect, wholly owned subsidiary of Prudential Financial, Inc., serves as the investment manager for the Fund.

[1]	The graph is based on the performance of Class I shares. Performance of Class II shares will be lower due to differences in the fee structure. Class II shares have associated 12b-1 and administrative fees at an annual rate of 0.25% and 0.15% respectively of the average daily net assets of the Class II shares.

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in a market index or average. For a complete list of holdings, refer to the Schedule of Investments section of this report.

The Prudential Series Fund

Presentation of Portfolio Holdings — unaudited

December 31, 2007

Diversified Conservative Growth
Five Largest Holdings/Issues	(% of Net Assets)
GNMA, 5.5%, 01/22/38	7.1%
U.S. Treasury Bonds, 5.0%, 05/15/37	3.0%
GNMA, 6.5%, 01/22/38	2.4%
U.S. Treasury Notes, 4.25%, 11/15/17	2.4%
FNMA, 6.0%, 01/01/37	2.4%

Jennison 20/20
Five Largest Holdings	(% of Net Assets)
Monsanto Co.	3.2%
Suncor Energy, Inc.	3.2%
Southwestern Energy Co.	3.2%
Apple, Inc.	3.2%
Google, Inc. (Class A Stock)	3.0%

For average and index definitions, refer to the Glossary of Benchmark Definitions page. Investors cannot invest directly in an index. For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings/Issues/Sectors/Industries are subject to change.

As a contract owner investing in Portfolios of the Fund through a variable annuity or variable life contract, you incur ongoing costs, including management fees, and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other investment options. This example does not reflect fees and charges under your variable annuity or variable life contract. If contract charges were included, the costs shown below would be higher. Please consult the prospectus for your contract for more information about contract fees and charges.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2007 through December 31, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the Portfolio expenses you paid on your account during this period. As noted above, the table does not reflect variable contract fees and charges.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other investment options. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other investment options.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any contract fees and charges, such as sales charges (loads), insurance charges or administrative charges. Therefore the second line of the table is useful to compare ongoing investment option costs only, and will not help you determine the relative total costs of owning different contracts. In addition, if these contract fee and charges were included, your costs would have been higher.

The Prudential Series Fund Portfolios		Beginning Account Value July 1, 2007	Ending Account Value December 31, 2007	Annualized Expense Ratio based on the Six-Month period	Expenses Paid During the Six-Month period

Diversified Conservative Growth (Class I)	Actual	$1,000.00	$1,025.90	1.32%	$6.74
	Hypothetical	$1,000.00	$1,018.55	1.32%	$6.72
Jennison 20/20 Focus (Class I)	Actual	$1,000.00	$1,018.20	0.83%	$4.22
	Hypothetical	$1,000.00	$1,021.02	0.83%	$4.23
Jennison 20/20 Focus (Class II)	Actual	$1,000.00	$1,016.30	1.23%	$6.25
	Hypothetical	$1,000.00	$1,019.00	1.23%	$6.26

Portfolio expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended December 31, 2007, and divided by the 365 days in each Portfolio’s fiscal year ending December 31, 2007 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Portfolio may invest.

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 118.7%		Value (Note 2)
COMMON STOCKS — 39.3%	Shares

Aerospace & Defense — 1.0%
AAR Corp.*	2,900	$110,287
Aerovironment, Inc.*	2,630	63,646
BE Aerospace, Inc.*	990	52,371
Boeing Co.	2,500	218,650
HEICO Corp.	1,720	93,705
Moog, Inc. (Class A Stock)*	2,175	99,637
Orbital Sciences Corp.*	3,640	89,253
Teledyne Technologies, Inc.*	1,200	63,996
United Technologies Corp.	5,600	428,624

		1,220,169

Airlines — 0.1%
Allegiant Travel Co.*	3,340	107,348

Automobiles
Winnebago Industries, Inc.	900	18,918

Automotive Parts — 0.1%
Amerigon, Inc.*	2,910	61,517

Banks
Pacific Capital Bancorp	2,700	54,351

Beverages — 0.4%
PepsiCo, Inc.	6,300	478,170

Biotechnology — 1.2%
Amgen, Inc.*	6,400	297,216
Genentech, Inc.*	4,700	315,229
Gilead Sciences, Inc.*	18,700	860,387

		1,472,832

Building & Construction
Standard Pacific Corp.	3,300	11,055

Building Products
Watsco, Inc.	1,200	44,112

Business Services — 0.1%
URS Corp.*	2,200	119,526

Capital Goods — 0.1%
Joy Global, Inc.	2,700	177,714

Capital Markets — 1.6%
Bank of New York Mellon Corp. (The)	5,626	274,324
Charles Schwab Corp. (The)	18,200	465,010
Goldman Sachs Group, Inc. (The)	1,500	322,575
Jefferies Group, Inc.	4,000	92,200
Lazard Ltd. (Class A Stock)	5,500	223,740
Merrill Lynch & Co., Inc.	3,000	161,040
TD Ameritrade Holding Corp.*	8,300	166,498
UBS AG	6,500	299,000

		2,004,387

Chemicals — 0.8%
Monsanto Co.	5,100	569,619
Mosaic Co. (The)*	700	66,038
Potash Corp. of Saskatchewan (Canada)	1,900	273,524
Scotts Miracle-Gro Co. (The) (Class A Stock)	2,100	78,582
Valspar Corp. (The)	2,200	49,588
Zoltek Cos., Inc.*	1,120	48,014

		1,085,365

COMMON STOCKS (continued)	Shares	Value (Note 2)

Clothing & Apparel — 0.1%
Iconix Brand Group, Inc.*	3,320	$65,271
Volcom, Inc.*	2,110	46,484

		111,755

Commercial Banks — 0.3%
Astoria Financial Corp.	3,650	84,936
Royal Bank of Scotland Group PLC (United Kingdom)	26,749	236,415

		321,351

Commercial Services — 0.1%
American Public Education, Inc.*	1,042	43,535
Cardtronics, Inc.*	3,670	37,103
HMS Holdings Corp.*	1,280	42,509

		123,147

Commercial Services & Supplies — 0.6%
Administaff, Inc.	1,000	28,280
Allied Waste Industries, Inc.*	6,700	73,834
FirstService Corp. (Canada)*	1,470	44,879
Global Payments, Inc.	2,800	130,256
Rollins, Inc.	2,895	55,584
Team, Inc.*	1,430	52,309
Waste Management, Inc.	9,900	323,433

		708,575

Communication Equipment — 1.9%
Ciena Corp.*	4,700	160,317
Cisco Systems, Inc.*	21,600	584,712
Juniper Networks, Inc.*	6,800	225,760
Nokia OYJ, ADR (Finland)	5,700	218,823
Nuance Communications, Inc.*	3,400	63,512
QUALCOMM, Inc.	13,900	546,965
Research In Motion Ltd.*	5,900	669,060

		2,469,149

Computer Hardware
Magma Design Automation, Inc.*	3,590	43,834

Computer Networking
Atheros Communications*	1,930	58,942

Computer Services & Software — 0.2%
Advent Software, Inc.*	750	40,575
FalconStor Software, Inc.*	3,970	44,702
Riverbed Technology, Inc.*	1,780	47,597
THQ, Inc.*	2,010	56,662

		189,536

Computers & Peripherals — 1.5%
Apple, Inc.*	3,800	752,704
Hewlett-Packard Co.	10,500	530,040
Hutchinson Technology, Inc.*	2,150	56,588
Lexmark International, Inc. (Class A Stock)*	7,000	244,020
Seagate Technology	14,500	369,750

		1,953,102

Construction
Granite Construction, Inc.	1,500	54,270

SEE NOTES TO FINANCIAL STATEMENTS.

A1

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Consumer Finance — 0.5%
American Express Co.	7,400	$384,948
SLM Corp.	12,500	251,750

		636,698

Consumer Products & Services
Bare Escentuals, Inc.*	2,510	60,868

Diversified Consumer Services — 0.5%
Career Education Corp.*	8,400	211,176
H&R Block, Inc.	23,100	428,967

		640,143

Diversified Financial Services — 1.5%
Affiliated Managers Group, Inc.*	710	83,397
Bank of America Corp.	5,690	234,769
Calamos Asset Management, Inc. (Class A Stock)	1,044	31,090
Citigroup, Inc.	8,400	247,296
CME Group, Inc.	400	274,400
Eaton Vance Corp.	3,300	149,853
KKR Financial Holdings LLC	5,796	81,434
KKR Private Equity Investors LLP (cost $41,122; purchased 08/03/06)	1,800	32,688
KKR Private Equity Investors LLP, ADR, RDU, 144A (cost $279,290; purchased 5/03/06 - 05/05/06)	11,200	203,392
MarketAxess Holdings, Inc.*	2,210	28,354
NYSE Euronext	2,800	245,756
Portfolio Recovery Associates, Inc.	1,040	41,257
Raymond James Financial, Inc.	4,275	139,622
Sterling Financial Corp. (WA)	2,400	40,296
Student Loan Corp. (The)	400	44,000

		1,877,604

Diversified Telecommunication Services — 0.1%
Verizon Communications, Inc.	3,800	166,022

Education — 0.1%
DeVry, Inc.	1,900	98,724

Electric Utilities — 0.4%
Entergy Corp.	2,800	334,656
Progress Energy, Inc.	4,100	198,563

		533,219

Electrical Equipment — 0.5%
ABB Ltd., ADR (Switzerland)	8,400	241,920
First Solar, Inc.*	1,000	267,140
Sunpower Corp. (Class A Stock)*	900	117,351

		626,411

Electronic Equipment & Instruments — 0.5%
Checkpoint Systems, Inc.*	3,100	80,538
FLIR Systems, Inc.*	7,200	225,360
Sony Corp., ADR (Japan)	5,400	293,220

		599,118

Electronics — 0.1%
Benchmark Electronics, Inc.*	2,900	51,417
PNM Resources, Inc.	2,500	53,625

		105,042

COMMON STOCKS (continued)	Shares	Value (Note 2)

Energy
Headwaters, Inc.*	2,869	33,682

Energy Equipment & Services — 0.3%
Oil States International, Inc.*	1,500	$51,180
Schlumberger Ltd.	3,300	324,621

		375,801

Entertainment & Leisure
Life Time Fitness, Inc.*	1,150	57,132

Environmental Control
Darling International, Inc.*	3,440	39,766

Exchange Traded Fund — 0.1%
iShares Russell 2000 Growth Index Fund	1,030	86,190

Financial Services — 0.2%
Investment Technology Group, Inc.*	1,550	73,765
Moneygram International, Inc.	3,000	46,110
optionsXpress Holdings, Inc.	1,360	45,995
PROS Holdings, Inc.*	3,470	68,081

		233,951

Food & Staples Retailing — 0.9%
Costco Wholesale Corp.	3,300	230,208
Kroger Co. (The)	15,800	422,018
SunOpta, Inc.*	3,420	45,657
Wal-Mart Stores, Inc.	5,800	275,674
Whole Foods Market, Inc.	3,500	142,800

		1,116,357

Food Products — 0.7%
Cadbury Schweppes PLC, ADR (United Kingdom)	10,300	508,511
ConAgra Foods, Inc.	16,400	390,156

		898,667

Healthcare Equipment & Supplies — 1.1%
Alcon, Inc.	2,700	386,208
Baxter International, Inc.	5,600	325,080
Hologic, Inc.*	2,600	178,464
Immucor, Inc.*	840	28,552
NuVasive, Inc.*	1,920	75,878
Spectranetics Corp.*	6,670	102,251
St. Jude Medical, Inc.*	6,500	264,160

		1,360,593

Healthcare Providers & Services — 0.9%
Amedisys, Inc.*	1,400	67,928
AMERIGROUP Corp.*	2,800	102,060
Covance, Inc.*	2,200	190,564
Healthways, Inc.*	3,680	215,059
Omnicare, Inc.	11,100	253,191
Pediatrix Medical Group, Inc.*	1,270	86,551
Pharmaceutical Product Development, Inc.	4,000	161,480
Sunrise Senior Living, Inc.*	3,100	95,108

		1,171,941

Healthcare – Services
RadNet, Inc.*	5,020	50,953

Hotels, Restaurants & Leisure — 0.4%
Brinker International, Inc.	2,600	50,856
Marriott International, Inc. (Class A Stock)	8,400	287,112

SEE NOTES TO FINANCIAL STATEMENTS.

A2

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Hotels, Restaurants & Leisure (cont’d.)
Scientific Games Corp. (Class A Stock)*	3,680	$122,360
Sonic Corp.*	3,300	72,270

		532,598

Household Durables — 0.1%
Meritage Homes Corp.*	1,700	24,769
Snap-on, Inc.	1,700	82,008

		106,777

Household Products — 0.8%
Colgate-Palmolive Co.	5,400	420,984
Kimberly-Clark Corp.	5,100	353,634
Procter & Gamble Co.	3,100	227,602

		1,002,220

Independent Power Producers & Energy Traders — 0.3%
NRG Energy, Inc.*	7,700	333,718

Industrial Conglomerates — 0.6%
General Electric Co.	20,600	763,642

Insurance — 1.3%
American International Group, Inc.	7,300	425,590
Amtrust Financial Services, Inc.	6,990	96,252
Axis Capital Holdings Ltd.	4,900	190,953
Delphi Financial Group, Inc. (Class A Stock)	1,925	67,914
eHealth, Inc.*	1,110	35,642
Loews Corp.	8,000	402,720
MBIA, Inc.	6,000	111,780
Philadelphia Consolidated Holding Corp.*	3,000	118,050
Protective Life Corp.	1,700	69,734
State Auto Financial Corp.	2,300	60,490
United Fire & Casualty Co.	1,400	40,726

		1,619,851

Internet — 0.2%
Aladdin Knowledge Systems Ltd. (Israel)*	2,140	55,918
Digital River, Inc.*	2,190	72,423
Equinix, Inc.*	815	82,372
TheStreet.com, Inc.	5,170	82,307

		293,020

Internet & Catalog Retail — 0.5%
Amazon.Com, Inc.*	4,000	370,560
IAC/InterActiveCorp.*	11,600	312,272

		682,832

Internet Software & Services — 1.9%
Akamai Technologies, Inc.*	6,100	211,060
Alibaba.com Ltd. (China)*	4,700	16,666
CyberSource Corp.*	7,200	127,944
eBay, Inc.*	8,400	278,796
Google, Inc. (Class A Stock)*	1,500	1,037,220
Infosys Technologies Ltd., ADR (India)	2,700	122,472
Internet Brands, Inc. (Class A Stock)*	6,407	45,041
j2 Global Communications, Inc.*	4,810	101,828
NaviSite, Inc.*	11,830	59,860
NutriSystem, Inc.*	2,450	66,101
Shutterly, Inc.*	1,680	43,042
TriZetto Group, Inc.*	4,120	71,564

COMMON STOCKS (continued)	Shares	Value (Note 2)

Internet Software & Services (cont’d.)
ValueClick, Inc.*	2,220	$48,618
Yahoo!, Inc.*	8,000	186,080

		2,416,292

Life Science Tools & Services — 0.3%
Thermo Fisher Scientific, Inc.*	6,900	397,992

Lodging — 0.1%
Home Inns & Hotels Management, Inc., ADR (China)*	2,000	71,280

Machinery — 0.2%
Bucyrus International, Inc. (Class A Stock)	2,720	270,341

Manufacturing — 0.2%
Harsco Corp.	2,400	153,768
Hexel Corp.*	5,800	140,824

		294,592

Media — 1.6%
Comcast Corp. (Class A Stock)*	26,250	479,325
DG Fastchannel, Inc.*	4,330	111,021
Liberty Global, Inc. (Class C Stock)*	10,883	398,209
News Corp. (Class A Stock)	13,700	280,713
Walt Disney Co. (The)	16,100	519,708
XM Satellite Radio Holdings, Inc. (Class A Stock)*	24,600	301,104

		2,090,080

Medical Supplies & Equipment — 0.1%
Micrus Endovascular Corp.*	4,420	86,986
NovaMed, Inc.*	8,670	36,847
Volcano Corp.*	2,990	37,405

		161,238

Metals & Mining — 0.3%
Dynamic Materials Corp.	920	54,188
Freeport-McMoRan Copper & Gold, Inc.	1,273	130,406
Haynes International, Inc.*	670	46,565
Ladish Co., Inc.*	1,760	76,015
Schnitzer Steel Industries, Inc., (Class A Stock)	440	30,417
Timken Co.	3,200	105,120

		442,711

Multi-Line Retail — 0.1%
Saks, Inc.*	8,400	174,384

Multi-Utilities — 0.3%
Sempra Energy	6,200	383,656

Office Electronics — 0.2%
Xerox Corp.	15,900	257,421

Office Equipment
School Specialty, Inc.*	1,500	51,825

Oil & Gas Exploration/Production — 0.1%
Core Laboratories N.V. (Netherlands)*	650	81,068

Oil, Gas & Consumable Fuels — 3.7%
Anadarko Petroleum Corp.	5,400	354,726
Arena Resources, Inc.*	800	33,368
Cabot Oil & Gas Corp.	5,600	226,072
Devon Energy Corp.	3,600	320,076

SEE NOTES TO FINANCIAL STATEMENTS.

A3

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Oil, Gas & Consumable Fuels (cont’d.)
Hess Corp.	1,900	$191,634
Marathon Oil Corp.	11,300	687,718
Murphy Oil Corp.	3,500	296,940
Nexen, Inc.	9,200	296,884
Occidental Petroleum Corp.	10,800	831,492
Petroleo Brasileiro SA, ADR (Brazil)	3,800	437,912
Southwestern Energy Co.*	1,300	72,436
Suncor Energy, Inc.	5,400	587,142
Superior Energy Services, Inc.*	1,990	68,496
Swift Energy Co.*	1,800	79,254
W&T Offshore, Inc.	1,900	56,924
Williams Cos., Inc.	5,000	178,900

		4,719,974

Paper & Forest Products — 0.2%
Domtar Corp.*	24,900	191,481

Pharmaceuticals — 2.5%
Abbott Laboratories	13,000	729,950
Barr Pharmaceuticals, Inc.*	1,100	58,410
Elan Corp. PLC, ADR (Ireland)*	5,900	129,682
K-V Pharmaceutical Co. (Class A Stock)*	4,430	126,432
LeMaitre Vascular, Inc.*	10,660	66,092
Merck & Co., Inc.	5,500	319,605
Mylan, Inc.	6,200	87,172
Novartis AG, ADR (Switzerland)	5,800	314,998
Roche Holdings Ltd., ADR (Switzerland)	3,800	324,520
Schering-Plough Corp.	5,800	154,512
Sciele Pharma, Inc.*	2,610	53,375
Teva Pharmaceutical Industries Ltd., ADR (Israel)	8,400	390,432
Wyeth	11,100	490,509

		3,245,689

Real Estate Investment Trusts — 0.1%
Hovnanian Enterprises, Inc. (Class A Stock)*	3,100	22,227
SL Green Realty Corp.	900	84,114

		106,341

Retail
FGX International Holdings Ltd. (British Virgin Islands)*	4,550	53,918

Retail & Merchandising — 0.2%
Cash America International, Inc.	1,723	55,653
CVS Caremark Corp.	5,400	214,650

		270,303

Semiconductors & Semiconductor Equipment — 0.5%
IPG Photonics Corp.*	3,020	60,370
Itron, Inc.*	1,460	140,116
Mellanox Technologies Ltd. (Israel)*	2,330	42,452
NVIDIA Corp.*	3,350	113,967
O2Micro International Ltd., ADR (Cayman Islands)*	4,150	47,891
Silicon Motion Technology Corp., ADR (Taiwan)*	1,660	29,515
Spansion, Inc. (Class A Stock)*	38,600	151,698

		586,009

COMMON STOCKS (continued)	Shares	Value (Note 2)

Software — 1.5%
Adobe Systems, Inc.*	11,900	$508,487
Concur Technologies, Inc.*	820	29,692
Microsoft Corp.	29,000	1,032,400
Phase Forward, Inc.*	2,250	48,938
Symantec Corp.*	20,000	322,800
VMware, Inc. (Class A Stock)*	400	33,996

		1,976,313

Specialty Retail — 0.4%
Aaron Rents, Inc.	2,400	46,176
Best Buy Co., Inc.	7,600	400,140
Urban Outfitters, Inc.*	2,400	65,424

		511,740

Technology
Sanmina-SCI Corp.*	15,100	27,482

Telecommunications — 0.2%
Arris Group, Inc.*	6,600	65,868
Cbeyond, Inc.*	1,810	70,572
Dril-Quip, Inc.*	1,540	85,716
GeoEye, Inc.*	1,020	34,323

		256,479

Textiles, Apparel & Luxury Goods — 0.6%
Coach, Inc.*	8,800	269,104
Jos. A. Bank Clothiers, Inc.*	1,640	46,658
Nike, Inc. (Class B Stock)	5,300	340,472
Phillips-Van Heusen Corp.	2,400	88,464

		744,698

Thrifts & Mortgage Finance — 0.4%
Fannie Mae	6,600	263,868
People’s United Financial, Inc.	13,050	232,290

		496,158

Tobacco — 0.2%
Altria Group, Inc.	2,800	211,624

Transportation
Excel Maritime Carriers Ltd. (Greece)	1,130	45,415

Utilities — 0.1%
ONEOK, Inc.	1,900	85,063

Wireless Telecommunication Services — 0.6%
NII Holdings, Inc.*	5,700	275,424
Sprint Nextel Corp.	21,626	283,949
Virgin Mobile USA, Inc.*	25,000	222,250

		781,623

TOTAL COMMON STOCKS (cost $39,787,552)		50,395,855

	Units
WARRANT
Media & Entertainment
XM Satellite Radio, Inc., expiring 03/15/10, 144A (cost $0)*	100	—

SEE NOTES TO FINANCIAL STATEMENTS.

A4

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS — 25.5%
Aerospace & Defense — 0.5%
DRS Technologies, Inc.,
Gtd. Notes
6.625%	02/01/16	B1	$75	$74,062
7.625%	02/01/18	B3	100	101,250
Esterline Technologies Corp.,
Gtd. Notes
7.75%	06/15/13	B1	125	128,125
L-3 Communications Corp.,
Gtd. Notes
5.875%	01/15/15	Ba3	50	48,250
6.375%	10/15/15	Ba3	100	98,500
7.625%	06/15/12	Ba3	100	102,375
Moog, Inc.,
Sr. Sub. Notes
6.25%	01/15/15	Ba3	100	97,250
TransDigm, Inc.,
Gtd. Notes
7.75%	07/15/14	B3	50	50,750

				700,562

Airlines — 0.1%
AMR Corp., MTN,
Notes
10.40%	03/10/11	CCC+(d)	100	99,750
Continental Airlines, Inc.,
Pass-Through Certificates
6.748%	03/15/17	Ba2	28	26,419

				126,169

Automobile Manufacturers — 0.1%
DaimlerChrysler NA Holding Corp., MTN,
Gtd. Notes
5.75%	09/08/11	A3	100	101,485

Automotive — 0.8%
Allison Transmission (cost $414,250; purchased 10/11/07),
Gtd. Notes, 144A(f)(g)
11.00%	11/01/15	Caa1	400	364,000
Ford Motor Credit Co.,
Notes
7.875%	06/15/10	B1	395	364,453
General Motors Corp.,
Sr. Unsec’d. Notes
7.20%	01/15/11	Caa1	240	220,800
Lear Corp.,
Gtd. Notes
8.75%	12/01/16	B3	30	27,300
TRW Automotive, Inc.,
Gtd. Notes, 144A
7.25%	03/15/17	Ba3	50	44,875
Visteon Corp.,
Sr. Notes
7.00%	03/10/14	Caa2	40	30,000

				1,051,428

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Banking — 0.1%
Kazkommerts International BV (Netherlands), Bank Gtd., 144A
7.875%	04/07/14	Ba1	$95	$80,988
Gtd. Notes, 144A
7.00%	11/03/09	Ba1	40	37,400

				118,388

Building Materials & Construction — 0.1%
Goodman Global Holdings, Inc.,
Gtd. Notes
7.991%(c)	06/15/12	B1	45	44,775
Nortek, Inc.,
Sr. Sub. Notes
8.50%	09/01/14	B3	50	40,000

				84,775

Cable — 0.5%
Charter Communications Holdings I LLC,
Gtd. Notes, Zero coupon (until 05/15/11)
11.75%(v)	05/15/14	Caa3	150	94,875
Sec’d. Notes
11.00%	10/01/15	Caa2	173	140,980
Charter Communications Holdings II LLC,
Gtd. Notes
10.25%	09/15/10	Caa1	75	73,125
Charter Communications Operating LLC,
Sec’d. Notes, 144A
8.00%	04/30/12	B2	20	19,300
CSC Holdings, Inc.,
Sr. Notes
8.125%	07/15/09	B2	150	152,437
Sr. Unsec’d. Notes
6.75%	04/15/12	B2	50	47,813
8.125%	08/15/09	B2	50	50,875
Mediacom Broadband LLC,
Sr. Unsec’d. Notes
8.50%	10/15/15	B3	25	22,156
Mediacom LLC/Mediacom Capital Corp.,
Sr. Unsec’d. Notes
9.50%	01/15/13	B3	50	46,438

				647,999

Capital Goods — 1.6%
Actuant Corp.,
Sr. Notes, 144A
6.875%	06/15/17	Ba2	50	49,500
ALH Finance LLC,
Gtd. Notes
8.50%	01/15/13	B3	50	48,000
Allied Waste North America, Inc.,
Sec’d. Notes
5.75%	02/15/11	B1	60	58,800
Sr. Notes
7.875%	04/15/13	B1	50	51,125
Ashtead Capital, Inc.,
Sec’d. Notes, 144A
9.00%	08/15/16	B1	100	88,500

SEE NOTES TO FINANCIAL STATEMENTS.

A5

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Capital Goods (cont’d.)
Ashtead Holdings PLC,
Sec’d. Notes, 144A (United Kingdom)
8.625%	08/01/15	B1	$75	$65,625
Baldor Electric Co.,
Gtd. Notes
8.625%	02/15/17	B3	70	72,100
Blount, Inc.,
Sr. Sub. Notes
8.875%	08/01/12	B2	125	125,312
Columbus Mckinnon Corp.,
Sr. Sub. Notes
8.875%	11/01/13	B1	200	207,000
Hertz Corp.,
Gtd. Notes
8.875%	01/01/14	B1	245	248,369
Invensys PLC,
Sr. Unsec’d. Notes, 144A (United Kingdom)
9.875%	03/15/11	B2	7	7,393
Johnson Diversified Holdings, Inc.,
Disc. Notes
10.67%	05/15/13	Caa1	75	75,750
Gtd. Notes
9.625%	05/15/12	B3	50	51,125
Mobile Mini, Inc.,
Gtd. Notes
6.875%	05/01/15	B1	80	72,800
RBS Global, Inc. / Rexnord Corp.,
Gtd. Notes
9.50%	08/01/14	B3	110	108,900
Rental Service Corp.,
Gtd. Notes
9.50%	12/01/14	Caa1	85	76,075
SPX Corp.,
Sr. Notes, 144A
7.625%	12/15/14	Ba2	125	127,500
Stena AB / Capital Corp.,
Sr. Notes (Sweden)
7.50%	11/01/13	Ba3	125	123,281
Terex Corp.,
Gtd. Notes
7.375%	01/15/14	Ba2	75	75,938
Sr. Sub. Notes
8.00%	11/15/17	Ba3	50	50,625
United Rentals North America, Inc.,
Gtd. Notes
6.50%	02/15/12	B1	135	122,513
Valmont Industries, Inc.,
Gtd. Notes
6.875%	05/01/14	Ba3	125	123,750

				2,029,981

Chemicals — 0.5%
Huntsman LLC,
Gtd. Notes
11.625%	10/15/10	Ba1	150	159,000
Invista, Sr.
Unsec’d. Notes, 144A
9.25%	05/01/12	Ba3	100	103,500

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Chemicals (cont’d.)
Koppers, Inc.,
Gtd. Notes
9.875%	10/15/13	B2	$102	$107,355
Momentive Performance Materials, Inc.,
Gtd. Notes, 144A
10.00%	12/01/14	B3	70	64,400
11.50%	12/01/16	Caa2	50	43,250
Mosaic Co. (The),
Sr. Notes, 144A
7.375%	12/01/14	Ba1	25	26,750
7.875%	12/01/16	Ba1	25	27,000
Nalco Co.,
Sr. Unsec’d. Notes
7.75%	11/15/11	B1	145	146,812

				678,067

Consumer — 0.5%
Mac-Gray Corp.,
Sr. Unsec’d. Notes
7.625%	08/15/15	B2	50	48,750
Realogy Corp.,
Gtd. Notes, 144A
10.50%	04/15/14	Caa1	50	37,375
12.375%	04/15/15	Caa2	225	141,750
Gtd. Notes, PIK, 144A
11.00%	04/15/14	Caa1	100	69,500
Service Corp. International,
Sr. Notes
6.75%	04/01/16	B1	50	48,125
7.00%	06/15/17	B1	50	47,875
Sr. Unsec’d. Notes
6.50%	03/15/08	B1	200	200,256
7.375%	10/01/14	B1	25	25,281

				618,912

Diversified Financial Services — 0.5%
Morgan Stanley, MTN,
Sr. Unsec’d. Notes
5.75%	10/18/16	Aa3	500	493,383
Petroleum Export Ltd. (cost $111,110; purchased 07/14/05),
Sr. Notes, 144A (Cayman Islands)(f)(g)
4.633%	06/15/10	Aaa	111	109,378
Petroleum Export Ltd. (cost $55,555; purchased 07/14/05),
Sr. Notes, 144A (Cayman Islands)(f)(g)
4.623%	06/15/10	Aaa	56	54,681

				657,442

Electric — 1.6%
AES Corp., (The),
Sr. Notes
9.375%	09/15/10	B1	275	288,750
Sr. Unsub. Notes
9.50%	06/01/09	B1	25	25,875
AES Eastern Energy LP,
Pass-Through Certificates
9.00%	01/02/17	Ba1	34	37,208

SEE NOTES TO FINANCIAL STATEMENTS.

A6

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Electric (cont’d.)
CMS Energy Corp.,
Sr. Notes
8.50%	04/15/11	Ba1	$50	$53,861
Dynegy Holdings, Inc.,
Sr. Unsec’d. Notes
7.50%	06/01/15	B2	50	46,750
8.375%	05/01/16	B2	100	97,750
Edison Mission Energy,
Sr. Unsec’d. Notes
7.00%	05/15/17	B1	100	98,250
7.75%	06/15/16	B1	50	51,500
Energy Future Holdings Corp.,
Gtd. Notes, 144A
10.875%	11/01/17	B3	75	75,375
Intergen NV,
Sec’d. Notes, 144A (Netherlands)
9.00%	06/30/17	Ba3	100	105,250
Midwest Generation LLC,
Pass-Through Certificates
8.30%	07/02/09	Baa3	93	94,225
8.56%	01/02/16	Baa3	71	75,748
Mirant North America LLC,
Gtd. Notes
7.375%	12/31/13	B1	145	145,362
Nevada Power Co.,
General Refinance Mortgage
6.50%	04/15/12	Baa3	50	51,784
NRG Energy, Inc.,
Gtd. Notes
7.375%	02/01/16	B1	125	121,875
7.375%	01/15/17	B1	75	73,125
NSG Holdings LLC,
Sec’d. Notes, 144A
7.75%	12/15/25	Ba2	125	125,312
Orion Power Holdings, Inc.,
Sr. Unsec’d. Notes
12.00%	05/01/10	B2	40	43,600
Sierra Pacific Resources,
Sr. Unsec’d. Notes
8.625%	03/15/14	Ba3	40	42,741
Texas Competitive Electric Holdings Co. LLC,
Gtd. Notes, 144A
10.25%	11/01/15	B3	375	371,250

				2,025,591

Energy – Other — 0.8%
Chesapeake Energy Corp.,
Gtd. Notes
6.375%	06/15/15	Ba3	200	193,500
Compagnie Generale de Geophysique Veritas,
Gtd. Notes (France)
7.50%	05/15/15	Ba3	25	25,313
Forest Oil Corp.,
Sr. Unsec’d. Notes
8.00%	06/15/08	B1	40	40,400
McMoran Exploration Co.,
Gtd. Notes
11.875%	11/15/14	Caa1	75	75,281

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Energy – Other (cont’d.)
Newfield Exploration Co.,
Sr. Sub. Notes
6.625%	04/15/16	Ba3	$125	$122,500
Parker Drilling Co.,
Gtd. Notes
9.625%	10/01/13	B2	80	85,000
Petrohawk Energy Corp.,
Gtd. Notes
9.125%	07/15/13	B3	75	78,937
Petroplus Finance Ltd.,
Gtd. Notes, 144A (Bermuda)
6.75%	05/01/14	B1	75	69,844
Pioneer Natural Resources Co.,
Sr. Unsec’d. Notes
6.65%	03/15/17	Ba1	95	91,615
Plains Exploration & Production Co.,
Gtd. Notes
7.00%	03/15/17	B1	115	109,969
Swift Energy Co.,
Gtd. Notes
7.125%	06/01/17	B1	50	47,500
Tesoro Corp.,
Gtd. Notes
6.625%	11/01/15	Ba1	25	24,750

				964,609

Financial – Bank & Trust — 1.0%
Rabobank Nederland, MTN,
Notes (Netherlands)
0.20%	06/20/08	Aaa	JPY 137,000	1,222,032
VTB Capital SA for Vneshtorgbank (cost $100,000; purchased 10/27/06),
Sr. Notes, 144A (Luxembourg)(f)(g)
5.494%(c)	08/01/08	A2	100	99,000

				1,321,032

Financial Services — 1.3%
Bank of America Corp.,
Sr. Notes
4.637%(c)	10/14/16	Aa1	400	386,712
CitiFinancial, Inc.,
Notes
6.625%	06/01/15	Aa3	100	105,003
General Electric Capital Corp. (cost $297,708; purchased 08/30/07),
Sub. Notes, 144A(f)(g)
6.50%(c)	09/15/67	Aa1	GBP 300	604,676
SLM Corp., Unsec’d.
Notes
4.247%(c)	04/14/08	Baa1	600	595,635

				1,692,026

Food — 0.4%
Ahold Finance USA, Inc.,
Gtd. Notes
6.875%	05/01/29	Baa3	20	21,066
8.25%	07/15/10	Baa3	25	27,178

SEE NOTES TO FINANCIAL STATEMENTS.

A7

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Food (cont’d.)
Albertson’s, Inc.,
Debs.
7.45%	08/01/29	B1	$75	$72,183
Sr. Unsec’d. Notes
8.70%	05/01/30	B1	25	26,635
Aramark Corp.,
Gtd. Notes
8.50%	02/01/15	B3	125	126,562
Carrols Corp.,
Gtd. Notes
9.00%	01/15/13	B3	50	45,500
Dole Foods Co., Inc.,
Gtd. Notes
7.25%	06/15/10	Caa1	35	31,850
National Beef Packaging Co. LLC,
Sr. Unsec’d. Notes
10.50%	08/01/11	Caa1	50	47,500
Smithfield Foods, Inc.,
Sr. Unsec’d. Notes
8.00%	10/15/09	Ba3	70	70,700
Stater Brothers Holdings,
Gtd. Notes
7.75%	04/15/15	B2	50	48,250
Sr. Notes
8.125%	06/15/12	B2	25	24,687

				542,111

Gaming — 0.9%
Boyd Gaming Corp.,
Sr. Sub. Notes
6.75%	04/15/14	B1	20	19,050
CCM Merger, Inc.,
Notes, 144A
8.00%	08/01/13	B3	125	117,812
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
Sec’d. Notes, 144A
12.00%	10/15/15	B3	25	23,375
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp.,
Second Mortgage, 144A
10.25%	06/15/15	Caa1	75	65,063
Harrahs Operating Co., Inc.,
Gtd. Notes
5.50%	07/01/10	Baa3	50	46,500
5.625%	06/01/15	Baa3	55	40,150
6.50%	06/01/16	Baa3	25	18,625
MGM Mirage,
Gtd. Notes
6.00%	10/01/09	Ba2	255	253,725
6.625%	07/15/15	Ba2	80	75,000
6.875%	04/01/16	Ba2	50	47,125
7.50%	06/01/16	Ba2	100	99,000
Mohegan Tribal Gaming Authority,
Sr. Sub. Notes
8.00%	04/01/12	Ba2	70	71,050

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Gaming (cont’d.)
Park Place Entertainment Corp.,
Gtd. Notes
8.125%	05/15/11	Ba1	$30	$27,900
Shingle Springs Tribal Gaming Authority,
Sr. Notes, 144A
9.375%	06/15/15	B3	75	72,750
Station Casinos, Inc.,
Sr. Notes
6.00%	04/01/12	B2	120	106,800
Sr. Sub. Notes
6.50%	02/01/14	Caa1	50	37,500
Tropicana Entertainment LLC,
Sr. Sub. Notes
9.625%	12/15/14	Caa3	75	47,625

				1,169,050

Healthcare & Pharmaceuticals — 2.8%
Accellant, Inc.,
Gtd. Notes
10.50%	12/01/13	Caa3	225	189,000
Alliance Imaging, Inc.,
Sr. Sub. Notes
7.25%	12/15/12	B3	75	71,250
Sr. Unsec’d. Notes, 144A
7.25%	12/15/12	B3	25	23,750
Community Health Systems, Inc.,
Gtd. Notes
8.875%	07/15/15	B3	215	219,031
Elan Finance PLC, (Ireland)
Gtd. Notes
7.75%	11/15/11	B3	100	94,000
8.869%(c)	11/15/11	B3	30	28,500
Fresenius Medical Care Capital Trust II,
Gtd. Notes
7.875%	02/01/08	B1	150	150,000
Hanger Orthopedic Group, Inc.,
Gtd. Notes
10.25%	06/01/14	Caa1	75	76,875
HCA, Inc.,
Notes
9.00%	12/15/14	Caa1	50	48,199
Sec’d. Notes
9.125%	11/15/14	B2	150	156,000
9.25%	11/15/16	B2	525	551,250
LifePoint Hospitals, Inc.,
Sr. Sub. Notes, CVT
3.50%	05/15/14	B(d)	1,000	888,750
LVB Acquisition Merger Sub, Inc.,
Gtd. Notes, 144A
10.00%	10/15/17	B3	75	76,500
11.625%	10/15/17	Caa1	125	123,125
Omega Healthcare Investors, Inc.,
Gtd. Notes
7.00%	04/01/14	Ba3	50	49,500
PTS Acquisition Corp.,
Gtd. Notes, PIK, 144A
9.50%	04/15/15	Caa1	75	69,563

SEE NOTES TO FINANCIAL STATEMENTS.

A8

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#		Value (Note 2)

CORPORATE BONDS (continued)
Healthcare & Pharmaceuticals (cont’d.)
Res-Care, Inc.,
Sr. Notes
7.75%	10/15/13	B1		$100	$99,000
Select Medical Corp.,
Gtd. Notes
7.625%	02/01/15	B3		20	17,100
Senior Housing Properties Trust,
Sr. Notes
7.875%	04/15/15	Ba1		83	86,596
Sr. Unsec’d. Notes
8.625%	01/15/12	Ba1		75	79,500
Skilled HealthCare Group,
Gtd. Notes
11.00%	01/15/14	Caa1		78	83,460
Sun Healthcare Group, Inc.,
Gtd. Notes
9.125%	04/15/15	B3		75	75,563
Surgical Care Affiliates, Inc.,
Sr. Sub. Notes, 144A
10.00%	07/15/17	Caa1		50	45,500
Ventas Realty LP/ Ventas Capital Corp.,
Gtd. Notes
8.75%	05/01/09	Ba1		65	66,625
9.00%	05/01/12	Ba1		75	80,625
Viant Holdings, Inc.,
Gtd. Notes, 144A
10.125%	07/15/17	Caa1		183	167,445

					3,616,707

Insurance — 0.4%
ASIF III Jersey Ltd., MTN,
Sec’d. Notes (Japan)
0.95%	07/15/09	Aa2	JPY	60,000	534,904

Lodging — 0.3%
Felcor Lodging LP,
Gtd. Notes
8.50%	06/01/11	Ba3		50	52,125
Host Marriott LP,
Gtd. Notes
7.00%	08/15/12	Ba1		100	100,000
7.125%	11/01/13	Ba1		85	85,638
Sec’d. Notes
6.75%	06/01/16	Ba1		75	73,875
Royal Caribbean Cruises Ltd.,
Sr. Notes (Liberia)
8.00%	05/15/10	Ba1		50	51,691

					363,329

Media & Entertainment — 2.1%
AMC Entertainment, Inc.,
Gtd. Notes
8.625%	08/15/12	Ba3		75	76,500
11.00%	02/01/16	B2		35	36,838
Sr. Sub. Notes
8.00%	03/01/14	B2		35	32,900

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media & Entertainment (cont’d.)
Cinemark, Inc.,
Sr. Disc. Notes, Zero coupon (until 03/15/99)
9.75%(v)	03/15/14	B3	$25	$23,281
Clear Channel Communications, Inc.,
Debs.
6.875%	06/15/18	Baa3	25	20,054
Sr. Notes
5.75%	01/15/13	Baa3	75	62,103
Dex Media West LLC/Dex Media Finance Co.,
Gtd. Notes
9.875%	08/15/13	B1	159	165,360
Dex Media, Inc.,
Sr. Unsec’d. Notes
8.00%	11/15/13	B2	70	65,800
DirecTV Holdings LLC,
Gtd. Notes
6.375%	06/15/15	Ba3	77	73,920
Echostar DBS Corp.,
Gtd. Notes
6.625%	10/01/14	Ba3	50	49,750
7.125%	02/01/16	Ba3	150	153,000
Idearc, Inc.,
Gtd. Notes
8.00%	11/15/16	B2	115	105,513
Intelsat Bermuda Ltd., (Bermuda)
Gtd. Notes
9.25%	06/15/16	B2	25	25,125
Sr. Unsec’d. Notes
11.25%	06/15/16	Caa1	125	129,062
Intelsat Subsidiary Holding Co. Ltd.,
Gtd. Notes (Bermuda)
8.25%	01/15/13	B2	140	140,700
Lamar Media Corp.,
Sr. Sub. Notes, 144A
6.625%	08/15/15	Ba3	125	121,562
LIN Television Corp.,
Gtd. Notes
6.50%	05/15/13	B1	50	47,063
Medianews Group, Inc.,
Sr. Sub. Notes
6.875%	10/01/13	B3	75	46,875
Morris Publishing Group LLC,
Gtd. Notes
7.00%	08/01/13	B1	25	18,156
Quebecor Media, Inc., Sr.
Unsec’d. Notes, 144A (Canada)
7.75%	03/15/16	B2	175	168,000
R.H. Donnelley Corp.,
Sr. Notes
8.875%	01/15/16	B3	25	23,375
Sr. Notes, 144A
8.875%	10/15/17	B3	50	46,250
Radio One, Inc.,
Gtd. Notes
8.875%	07/01/11	B3	75	70,219

SEE NOTES TO FINANCIAL STATEMENTS.

A9

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Media & Entertainment (cont’d.)
Time Warner, Inc.,
Gtd. Notes
5.109%(c)	11/13/09	Baa2	$800	$780,318
Universal City Florida Holding Co.,
Sr. Notes
8.375%	05/01/10	B3	75	75,375
Univision Communications, Inc.,
Gtd. Notes, PIK, 144A
9.75%	03/15/15	B3	100	91,125

				2,648,224

Metals — 0.9%
AK Steel Corp.,
Gtd. Notes
7.75%	06/15/12	B1	50	50,250
Aleris International, Inc.,
Gtd. Notes
10.00%	12/15/16	Caa1	50	40,500
Gtd. Notes, PIK
9.00%	12/15/14	B3	25	20,875
Arch Western Finance LLC,
Gtd. Notes
6.75%	07/01/13	B1	50	48,500
Century Aluminum Co.,
Gtd. Notes
7.50%	08/15/14	B1	50	49,250
CSN Islands VII Corp.,
Gtd. Notes, 144A (Cayman Islands)
10.75%	09/12/08	BB(d)	80	82,400
FMG Finance Pty Ltd.,
Sec’d. Notes, 144A (Australia)
10.00%	09/01/13	B1	40	43,800
Freeport-McMoRan Copper & Gold, Inc.,
Sr. Unsec’d. Notes
8.375%	04/01/17	Ba3	200	214,500
8.394%(c)	04/01/15	Ba3	50	50,750
Gerdau Ameristeel Corp. / Gusap Partners,
Gtd. Notes (Canada)
10.375%	07/15/11	Ba1	100	105,250
Ispat Inland ULC,
Gtd. Notes (Canada)
9.75%	04/01/14	Baa2	159	172,271
Metals USA, Inc.,
Sec’d. Notes
11.125%	12/01/15	B3	125	129,375
PNA Group, Inc.,
Sr. Unsec’d. Notes
10.75%	09/01/16	B3	50	47,000
Ryerson, Inc.,
Sec’d. Notes, 144A
12.00%	11/01/15	B2	100	98,750

				1,153,471

Non-Captive Finance — 0.5%
General Motors Acceptance Corp.,
Bonds
8.00%	11/01/31	Ba3	300	251,662

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Non-Captive Finance (cont’d.)
Notes
6.875%	09/15/11	Ba3	$150	$128,324
Unsub. Notes
6.875%	08/28/12	Ba3	260	217,871
Residential Capital LLC,
Gtd. Notes
7.875%	06/30/10	Ba3	95	60,800
8.00%	06/01/12	Ba3	75	46,125

				704,782

Packaging — 0.8%
Ball Corp., Gtd. Notes
6.625%	03/15/18	Ba1	100	99,250
Berry Plastics Holding Corp.,
Sec’d. Notes
8.875%	09/15/14	B3	125	118,750
BWAY Corp.,
Gtd. Notes
10.00%	10/15/10	B3	55	54,450
Crown Americas LLC / Crown Americas Capital Corp.,
Gtd. Notes
7.625%	11/15/13	B1	100	102,250
7.75%	11/15/15	B1	75	77,250
Exopac Holding Corp.,
Gtd. Notes
11.25%	02/01/14	B3	75	73,500
Graham Packaging Co., Inc.,
Gtd. Notes
8.50%	10/15/12	Caa1	60	56,100
9.875%	10/15/14	Caa1	25	23,000
Greif, Inc.,
Sr. Unsec’d. Notes
6.75%	02/01/17	Ba2	175	171,062
Owens-Brockway Glass Container, Inc.,
Gtd. Notes
8.25%	05/15/13	B3	125	129,688
Silgan Holdings, Inc.,
Sr. Sub. Notes
6.75%	11/15/13	B1	90	87,300

				992,600

Paper — 0.5%
Cascades, Inc.,
Sr. Notes (Canada)
7.25%	02/15/13	Ba3	85	79,687
Catalyst Paper Corp.,
Gtd. Notes (Canada)
8.625%	06/15/11	B2	85	70,550
Domtar, Inc.,
Gtd. Notes
7.875%	10/15/11	B+(d)	25	25,531
Georgia-Pacific Corp.,
Gtd. Notes, 144A
7.125%	01/15/17	Ba3	50	48,625
Sr. Unsec’d. Notes
8.125%	05/15/11	B2	30	30,450

SEE NOTES TO FINANCIAL STATEMENTS.

A10

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Paper (cont’d.)
Graphic Packaging International Corp.,
Gtd. Notes
8.50%	08/15/11	B2	$100	$99,000
NewPage Corp.,
Sec’d. Notes, 144A
10.00%	05/01/12	B2	50	50,250
Norampac, Inc.,
Gtd. Notes (Canada)
6.75%	06/01/13	Ba3	30	27,375
Smurfit-Stone Container Enterprises, Inc.,
Sr. Notes
8.375%	07/01/12	B3	70	69,475
Sr. Unsec’d. Notes
8.00%	03/15/17	B3	55	53,144
Verso Paper Holdings LLC/Verson Paper, Inc.,
Gtd. Notes
11.375%	08/01/16	B3	25	25,375
Sec’d. Notes
8.661%(c)	08/01/14	B2	25	24,375

				603,837

Pipelines & Other — 1.3%
AmeriGas Partners LP / AmeriGas Eagle Finance Co.,
Sr. Unsec’d. Notes
7.25%	05/20/15	B1	13	12,740
AmeriGas Partners LP/AmeriGas Eagle Finance Co.,
Sr. Notes
7.125%	05/20/16	B1	50	48,500
El Paso Corp.,
Sr. Notes
7.75%	01/15/32	Ba3	75	76,131
Sr. Unsec’d. Notes
7.00%	05/15/11	Ba3	250	254,652
7.80%	08/01/31	Ba3	100	101,486
Inergy LP Inergy Finance Corp.,
Sr. Unsec’d. Notes
6.875%	12/15/14	B1	50	48,625
Kinder Morgan Finance Co. ULC, (Canada)
Gtd. Notes
5.70%	01/05/16	Ba2	25	22,630
6.40%	01/05/36	Ba2	50	41,293
Targa Resources, Inc.,
Gtd. Notes, 144A
8.50%	11/01/13	B3	125	120,625
Transocean, Inc.,
Sr. Unsec’d. Notes (Cayman Islands)
5.341%(c)	09/05/08	Baa2	200	199,003
Williams Cos., Inc. (cost $350,000; purchased 09/08/05),
Notes, 144A(f)(g)
6.375%	10/01/10	Ba2	350	353,937
Williams Cos., Inc.,
Sr. Unsec’d. Notes
7.125%	09/01/11	Baa3	225	237,656
8.125%	03/15/12	Baa3	65	70,769
Williams Partners LP / Williams Partners Finance Co.,
Sr. Unsec’d. Notes
7.25%	02/01/17	Ba3	100	103,000

				1,691,047

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Real Estate Investment Trusts — 0.2%
iStar Financial, Inc.,
Sr. Unsec’d. Notes
5.80%	03/15/11	Baa2	$100	$89,584
Nationwide Health Properties, Inc.,
Unsec’d. Notes
6.50%	07/15/11	Baa3	100	104,431

				194,015

Retailers — 0.4%
Couche-Tard Finance Corp.,
Sr. Sub. Notes
7.50%	12/15/13	Ba2	25	24,937
GSC Holdings Corp.,
Gtd. Notes
8.00%	10/01/12	Ba3	75	78,094
Neiman Marcus Group, Inc.,
Gtd. Notes, PIK
9.00%	10/15/15	B2	120	123,750
Pantry, Inc., (The),
Gtd. Notes
7.75%	02/15/14	B3	55	50,600
Rite Aid Corp.,
Sec’d. Notes
8.125%	05/01/10	B3	175	171,500
Susser Holdings LLC,
Gtd. Notes
10.625%	12/15/13	B3	36	37,260
Sr. Notes, 144A
10.625%	12/15/13	B3	40	41,400

				527,541

Technology — 0.9%
Amkor Technology, Inc.,
Sr. Notes
7.125%	03/15/11	B1	25	23,813
Avago Technologies Finance (Singapore),
Gtd. Notes
10.125%	12/01/13	B2	60	62,775
11.875%	12/01/15	Caa1	50	53,437
First Data Corp.
Gtd. Notes, 144A
9.875%	09/24/15	B3	50	46,500
Flextronics International Ltd.,
Sr. Sub. Notes (Singapore)
6.25%	11/15/14	Ba2	50	47,625
Freescale Semiconductor, Inc.,
Gtd. Notes
8.875%	12/15/14	B2	25	22,313
Gtd. Notes, PIK
9.125%	12/15/14	B2	300	255,000
Iron Mountain, Inc.,
Gtd. Notes
8.625%	04/01/13	B3	95	96,187
Nortel Networks Corp.,
Gtd. Notes (Canada)
4.25%	09/01/08	B3	9	8,831

SEE NOTES TO FINANCIAL STATEMENTS.

A11

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Technology (cont’d.)
Nortel Networks Ltd.,
Gtd. Notes, 144A (Canada)
10.125%	07/15/13	B3	$25	$25,750
NXP BV / NXP Funding LLC,
Sec’d. Notes (Netherlands)
7.875%	10/15/14	Ba3	40	38,000
Open Solutions, Inc.,
Gtd. Notes, 144A
9.75%	02/01/15	Caa1	50	45,563
Seagate Technology HDD Holdings (Cayman Islands),
Gtd. Notes
6.375%	10/01/11	Ba1	50	49,312
6.80%	10/01/16	Ba1	75	73,125
Sensata Technologies BV,
Gtd. Notes (Netherlands)
8.00%	05/01/14	B3	75	70,500
Serena Software, Inc., Gtd. Notes
10.375%	03/15/16	Caa1	145	142,825
STATS ChipPAC Ltd.,
Sr. Notes (Singapore)
7.50%	07/19/10	Ba1	75	77,438

				1,138,994

Telecom — 2.0%
Centennial Cellular Operating Co./Centennial Communications Corp., Gtd. Notes
10.125%	06/15/13	B2	25	26,250
Cincinnati Bell, Inc.,
Gtd. Notes
8.375%	01/15/14	B2	45	43,875
Citizens Communications Co.,
Sr. Unsec’d. Notes
6.25%	01/15/13	Ba2	40	38,750
9.00%	08/15/31	Ba2	15	14,963
9.25%	05/15/11	Ba2	75	81,187
Hawaiian Telcom Communications, Inc.,
Gtd. Notes
12.50%	05/01/15	Caa1	75	77,437
Level 3 Financing, Inc.,
Gtd. Notes
12.25%	03/15/13	Caa1	125	126,250
Nordic Telephone Co. Holdings ApS,
Sec’d. Notes, 144A (Denmark)
8.875%	05/01/16	B2	90	92,250
PAETEC Holding Corp.,
Gtd. Notes, 144A
9.50%	07/15/15	Caa1	25	24,375
Qwest Communications International, Inc.,
Debs.
6.875%	09/15/33	Ba1	100	92,250
Gtd. Notes
7.50%	02/15/14	Ba3	25	24,938
Sr. Notes
7.625%	06/15/15	Ba1	515	524,012
Sr. Unsec’d. Notes
7.50%	10/01/14	Ba1	50	50,750

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

CORPORATE BONDS (continued)
Telecom (cont’d.)
Rural Cellular Corp.,
Sr. Unsec’d. Notes
9.875%	02/01/10	B3	$45	$46,687
Sprint Capital Corp.,
Gtd. Notes
8.375%	03/15/12	Baa3	1,000	1,083,024
Time Warner Telecom Holdings, Inc.,
Gtd. Notes
9.25%	02/15/14	B3	25	25,563
Windstream Corp.,
Gtd. Notes
7.00%	03/15/19	Ba3	150	142,875
8.625%	08/01/16	Ba3	100	105,000

				2,620,436

Telecommunications — 0.2%
BellSouth Corp., Sr. Unsec’d. Notes
4.969%(c)	08/15/08	A2	200	199,681

Tobacco — 0.9%
Altria Group, Inc.,
Sr. Unsec’d. Notes
7.00%	11/04/13	Baa1	1,000	1,118,337

TOTAL CORPORATE BONDS (cost $33,196,878)				32,637,532

U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS — 38.1%
Federal Home Loan Mortgage Corp.
5.00%	06/01/37		95	93,152
5.00%	TBA		1,900	1,852,500
5.50%	09/01/37		2,000	1,995,870
Federal National Mortgage Assoc.
4.00%	08/01/18-06/01/20		5,144	4,939,008
4.50%	03/01/35-09/01/35		4,062	3,846,101
5.00%	01/01/19-02/01/36		146	145,388
5.00%	TBA		2,000	1,951,250
5.00%	TBA		3,000	2,925,000
5.09%(c)	02/01/36		333	335,567
5.50%	06/01/36		887	885,606
5.50%	TBA		1,000	998,750
5.626%(c)	05/01/36		163	164,503
6.00%	11/01/32-11/01/37		3,761	3,818,716
6.00%	TBA		3,000	3,045,936
6.269%(c)	08/01/29		31	31,102
6.50%	06/01/18-01/11/37		1,493	1,536,117
Government National Mortgage Assoc.
5.00%	10/15/36		1,000	985,506
5.50%	11/15/28-12/15/37		6,967	7,017,058
5.50%	TBA		9,000	9,064,692
5.625%(c)	08/20/24		6	6,152
6.125%	10/20/27-11/20/29		47	47,541
6.375%(c)	04/20/27		62	62,700
6.50%	TBA		3,000	3,097,500
8.00%	08/20/31		5	5,009
8.50%	02/20/26-04/20/31		28	31,610

TOTAL U.S. GOVERNMENT MORTGAGE-BACKED OBLIGATIONS (cost $48,690,367)				48,882,334

SEE NOTES TO FINANCIAL STATEMENTS.

A12

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

U.S. TREASURY OBLIGATIONS — 8.4%
U.S. Treasury Bonds
5.00%	05/15/37		$3,500	$3,814,727
8.125%	08/15/19		200	269,594
U.S. Treasury Inflationary Index Bonds, TIPS
2.00%	04/15/12		100	106,713
2.00%	01/15/14		100	116,795
2.00%	07/15/14		400	458,093
2.00%	01/15/16		100	108,032
2.375%	04/15/11		100	109,721
2.375%	01/15/17		500	546,643
2.375%	01/15/25		300	349,104
2.50%	07/15/16		100	110,328
U.S. Treasury Notes
4.25%	11/15/17		3,000	3,052,266
4.50%	11/15/15		300	312,586
4.75%	08/15/17		1,000	1,056,172
5.125%	05/15/16		300	324,703

TOTAL U.S. TREASURY OBLIGATIONS (cost $10,736,789)				10,735,477

U.S. GOVERNMENT AGENCY OBLIGATIONS — 0.2%
Small Business Administration Participation Certificates,
Series 2000-20A, Class 1
7.59%	01/01/20		131	139,393
Series 2000-P10A, Class 1
8.017%	02/10/10		65	67,073

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $196,762)				206,466

COLLATERALIZED MORTGAGE OBLIGATIONS — 3.6%
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2005-4, Class 23A2
5.373%(c)	05/25/35	Aaa	147	143,077
Series 2005-5, Class A1
4.55%	08/25/35(c)	Aaa	428	422,982
Countrywide Alternative Loan Trust,
Series 2006-0A7, Class A1A
5.045%(c)	05/25/47	Aaa	173	163,382
FHLMC Structured Pass-Through Securities,
Series T-61, Class 1A1
6.263%(c)	07/25/44	Aaa	457	457,237
Freddie Mac,
Series 2266, Class F
4.687%(c)	11/15/30	Aaa	12	11,847
Series 2888, Class ZG
4.50%	11/15/19	Aaa	115	104,659
Series 3010, Class WB
4.50%	07/15/20	Aaa	1,000	956,447
Government National Mortgage Assoc.,
Series 2000-15, Class Z
7.50%	02/20/30	Aaa	230	240,509
Greenpoint Mortgage Funding Trust, Series 2006-AR6, Class A1A
4.945%(c)	10/25/46	Aaa	145	141,825
Impac Secured Assets CMN Owner Trust, Series 2006-4, Class A2A
4.945%(c)	01/25/37	Aaa	115	112,764

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#			Value (Note 2)

COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Merrill Lynch Floating Trust, (cost $168,364; purchased 10/31/06) Series 2006-1, Class A1,144A(f)(g)
4.307%(c)	06/15/22	Aaa		$168		$163,342
Merrill Lynch Mortgage Investors, Inc., Series 2005-A10, Class A
5.075%(c)	02/25/36	Aaa		105		101,082
Structured Asset Mortgage Investments, Inc., Series 2005-AR8, Class A1
5.145%(c)	02/25/36	Aaa		419		398,331
Thornburg Mortgage Securities Trust, Series 2006-2, Class A1C
4.985%(c)	03/25/46	Aaa		200		196,512
Washington Mutual, Inc., Series 2002-AR17, Class 1A
5.988%(c)	11/25/42	Aaa		76		73,255
Series 2003-R1, Class A1
5.405%(c)	12/25/27	Aaa		586		559,823
Series 2005-AR6, Class 2AB1
5.063%(c)	04/25/45	Aaa		—	(r)	698
Series 2005-AR13, Class A1A1
5.155%(c)	10/25/45	Aaa		115		107,961
Series 2006-AR17, Class 2A
5.883%(c)	12/25/46	Aaa		176		173,663
Series 2006-AR17, Class1A1A
5.673%(c)	12/25/46	Aaa		155		145,516

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (cost $4,658,509)						4,674,912

FOREIGN GOVERNMENT BONDS — 1.9%
Development Bank of Japan (Japan)
1.75%	06/21/10	Aaa	JPY	10,000		91,534
Republic of Panama (Panama)
9.625%	02/08/11	Ba1		150		168,375
United Kingdom Treasury Stock (United Kingdom)
4.25%	03/07/11	Aaa	GBP	300		594,339
5.00%	03/07/12	Aaa	GBP	100		203,649
5.00%	09/07/14	Aaa	GBP	700		1,431,965

TOTAL FOREIGN GOVERNMENT BONDS (cost $2,331,452)						2,489,862

ASSET-BACKED SECURITIES — 0.1%
Asset Backed Securities Corp. Home Equity, Series 2004-HE6, Class A1
5.14%(c)	09/25/34	Aaa		21		20,573
WFS Financial Owner Trust, Series 2005-1, Class A3
3.59%	10/19/09	Aaa		74		74,272

TOTAL ASSET-BACKED SECURITIES (cost $94,407)						94,845

MUNICIPAL BONDS — 0.8%
Buckeye Tobacco Settlement Financing Authority
5.875%	06/01/47	Baa3		500		476,905
Massachusetts Water Resources Authority, Series J(l)
5.00%	08/01/32	Aaa		250		256,430

SEE NOTES TO FINANCIAL STATEMENTS.

A13

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)

MUNICIPAL BONDS (continued)
Tobacco Settlement Financing Corp., Series 2001
5.875%	05/15/39	Baa3	$290	$278,560

TOTAL MUNICIPAL BONDS (cost $962,621)				1,011,895

BANK NOTES — 0.8%
Chrysler Financial, Term, 144A (cost $1,042,388; purchased 11/28/07)(f)(g)
9.00%	08/03/14	Ba-	1,097	1,053,111
(cost $1,042,660)

TOTAL LONG-TERM INVESTMENTS (cost $141,697,997)				152,182,289

SHORT-TERM INVESTMENTS — 7.9%
U.S. TREASURY OBLIGATIONS — 0.7%
U.S. Treasury Bills(k)(n)
2.955%	03/13/08		315	313,090
2.98%	03/13/08		500	496,967

TOTAL U.S. TREASURY OBLIGATIONS (cost $810,178)				810,057

	Notional Amount (000)

OUTSTANDING OPTIONS PURCHASED* — 0.6%
Call Options — 0.6%
5 Year U.S. Treasury Futures, expiring 02/22/2008, Strike Price $126.00		1,400	219
expiring 02/22/2008, Strike Price $126.50		3,300	516
expiring 02/22/2008, Strike Price $127.00		5,300	828
20 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $136.00		1,300	203
expiring 02/22/2008, Strike Price $141.00		6,800	1,062
Currency Option, on USD vs JPY, expiring 09/16/2008 @ FX Rate 118.00		600	1,183
Eurodollar Futures,
expiring 03/17/2008, Strike Price $95.25		51,000	66,937
expiring 06/16/2008, Strike Price $95.25		47,000	118,381
Interest Rate Swap Option, expiring 12/19/2008 @ 4.50%		7,000	119,394
expiring 12/31/2008 @ 3.75%		4,900	42,232
expiring 04/20/2009 @ 4.18%	EUR	21,800	108,322
Swap on 3 Month LIBOR, expiring 09/19/2008 @ 4.55%		8,400	152,788
expiring 09/26/2008 @ 4.75%		7,800	165,367

			777,432

Put Options
10 Year U.S. Treasury Note Futures,
expiring 02/22/2008, Strike Price $102.00		2,200	344

	Notional Amount (000)		Value (Note 2)

Put Options (cont’d.)
EURO-BOBL
expiring 02/22/2008, Strike Price $102.25	EUR	4,300	$—
Eurodollar Futures,
expiring 03/17/2008, Strike Price $92.50		25,000	156
expiring 06/16/2008, Strike Price $92.50		12,000	75
FNMA
expiring 01/07/2008, Strike Price $81.00		2,000	—
expiring 01/07/2008, Strike Price $85.00		2,000	—
expiring 01/07/2008, Strike Price $88.00		5,000	—
expiring 01/07/2008, Strike Price $91.00		1,189	—
GNMA,
expiring 03/13/2008, Strike Price $85.00		9,000	306

			881

TOTAL OUTSTANDING OPTIONS PURCHASED (cost $468,938)			778,313

Interest Rate	Maturity Date	Principal Amount (000)#	Value (Note 2)

REPURCHASE AGREEMENT — 1.0%

U.S. Treasury Repurchase Agreement, dated 12/31/07, maturing 01/02/08, repurchase price $1,300,072 (collateralized by U.S. Treasury Inflation Index Note, 2.375%, par value $1,140,000, market value including interest $1,344,042)
(cost $1,300,000)

1.00%		$ 1,300	1,300,000

		Shares
AFFILIATED MONEY MARKET MUTUAL FUND — 4.6%
Dryden Core Investment Fund —Taxable Money Market Series (cost $5,872,899)(w)		5,872,899	5,872,899

		Principal Amount (000)#
COMMERCIAL PAPER — 1.0%
Federal Home Loan Mortgage Corp. (cost $1,299,892)
3.00%	01/02/08	$1,300	1,299,892

TOTAL SHORT-TERM INVESTMENTS (cost $9,751,907)			10,061,161

TOTAL INVESTMENTS, BEFORE OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT — 126.6% (cost $151,449,904; Note 6)			162,243,450

SEE NOTES TO FINANCIAL STATEMENTS.

A14

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest Rate	Maturity Date	Moody’s Ratings (Unaudited)	Principal Amount (000)#	Value (Note 2)
SECURITY SOLD SHORT — (10.9)%
U.S. Treasury Obligations
U.S. Treasury Notes
3.625%	05/15/13		$1,100	$(1,107,562)
U.S. Treasury Notes
4.25%	11/15/14		4,900	(5,055,041)
U.S. Treasury Notes
4.25%	11/15/17		2,000	(2,034,844)
U.S. Treasury Bonds
4.75%	08/15/17		1,000	(1,056,172)
U.S. Treasury Notes
4.625%	02/15/17		4,500	(4,704,611)

TOTAL SECURITY SOLD SHORT (proceeds $13,657,349)				(13,958,230)

	Notional Amount (000)	Value (Note 2)
OUTSTANDING OPTIONS WRITTEN* — (0.4)%
Call Options — (0.4)%
Interest Rate Swap Option, expiring 12/19/2008 @ 5.00%	$2,300	$(91,500)
expiring 04/20/2009 @ 4.44%	EUR 7,000	(108,632)
Swap on 3 Month LIBOR, expiring 09/19/2008 @ 5.05%	2,800	(119,636)
expiring 09/26/2008 @ 4.95%	3,400	(125,953)
expiring 12/31/2008 @ 5.22%	1,600	(77,286)

		(523,007)

Put Options
Currency Option, on USD vs JPY, expiring 09/16/2008 @ FX Rate 100.00	300	(3,159)

TOTAL OUTSTANDING OPTIONS WRITTEN (premium received $348,366)		(526,166)

TOTAL INVESTMENTS, NET OF OUTSTANDING OPTIONS WRITTEN AND SECURITIES SOLD SHORT(o) — 115.3% (cost $137,444,189)		147,759,054
Liabilities in excess of other assets(x) — (15.3)%		(19,568,369)

NET ASSETS — 100.0%		$128,190,685

The following abbreviations are used in portfolio descriptions:

144A	Security was purchased pursuant to Rule 144A under the securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
ADR	American Depositary Receipt
CVT	Convertible Security
MTN	Medium Term Note
PIK	Payment-in-kind
TBA	To Be Announced
TIPS	Treasury Inflation Protected Securities
BRL	Brazilian Real
CND	Canadian Dollar
CHF	Swiss Franc
CNY	Chinese Yuan
EUR	Euro
GBP	British Pound
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
RUB	Russian Ruble
USD	United States Dollar—denominated

#	Principal amount is shown in U.S. dollars unless otherwise stated.

*	Non-income producing security.

(c)	Indicates a variable rate security.

(d)	Standard & Poor’s rating.

(f)	Private Placement restricted as to resale and does not have a readily available market. The aggregate cost of such securities is $2,539,375. The aggregate value of $2,802,125 is approximately 2.2% of net assets.

(g)	Indicates a security that has been deemed illiquid.

(k)	Securities segregated as collateral for futures contracts.

(l)	Represents all or partial amount utilized in the Municipal Tender Option Bond transaction. The aggregated principal amount of the inverse floaters and the floating rate notes (included in Liabilities) are $125,000 and $125,000, respectively.

(n)	Rates shown are the effective yields at purchase date.

(o)	As of December 31, 2007, 1 security representing $203,392 and .16% of the total net assets was fair valued in accordance with the policies adopted by the Board of Trustees.

(r)	Less than $1,000 par.

(v)	The rate shown reflects the coupon rate after the step date.

(w)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A15

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

(x)	Liabilities in excess of other assets includes net unrealized appreciation (depreciation) on futures contracts, forward foreign currency contracts, interest rate and credit default swaps as follows:

Futures contracts open at December 31, 2007

Securities or a portion thereof with an aggregate market value of $810,057 have been segregated with the custodian to cover margin requirements for futures contracts open at December 31, 2007.

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at December 31, 2007	Unrealized Appreciation (Depreciation)
Long Positions:
6	90 Day Euro EURIBOR	Mar 08	$2,098,165	$2,093,732	$(4,433)
15	90 Day Euro EURIBOR	Jun 08	5,241,805	5,239,813	(1,992)
11	90 Day Euro EURIBOR	Sep 08	3,841,669	3,845,746	4,077
7	90 Day Euro EURIBOR	Dec 08	2,451,753	2,449,084	(2,669)
16	90 Day Euro EURIBOR	Dec 09	5,608,433	5,602,000	(6,433)
20	90 Day Euro Dollar	Mar 08	4,782,500	4,788,250	5,750
13	90 Day Euro Dollar	Jun 08	3,127,313	3,128,288	975
14	90 Day Euro Dollar	Sep 08	3,354,525	3,377,850	23,325
24	90 Day Euro Dollar	Dec 08	5,739,350	5,797,800	58,450
7	90 Day Euro Dollar	Mar 09	1,676,237	1,691,025	14,788
13	90 Day Euro Dollar	Jun 09	3,109,600	3,136,575	26,975
8	90 Day Euro Dollar	Sep 09	1,909,500	1,927,000	17,500
8	90 Day Euro Dollar	Dec 09	1,907,400	1,923,600	16,200
39	90 Day Sterling	Mar 08	9,146,033	9,162,701	16,668
18	90 Day Sterling	Sep 08	4,236,130	4,253,573	17,443
12	90 Day Sterling	Jun 09	2,803,467	2,843,180	39,713
43	5 Year Euro BOBL	Mar 09	6,880,773	6,785,999	(94,774)
10	10 Year U.S. Treasury Notes	Mar 08	1,124,218	1,133,906	9,688

					141,251

Short Positions:
29	2 Year U.S. Treasury Notes	Mar 08	6,080,031	6,097,250	(17,219)
101	5 Year U.S. Treasury Notes	Mar 08	11,095,343	11,138,406	(43,063)
50	20 Year U.S. Treasury Bonds	Mar 08	5,832,813	5,818,750	14,063

					(46,219)

					$95,032

Forward foreign currency exchange contracts outstanding at December 31, 2007:

Purchase Contracts		Notional Amount (000)	Value at Settlement Date Payable	Current Value	Unrealized Appreciation (Depreciation)
Brazilian Real, Expiring 07/02/08	BRL	1,970	$977,577	$1,077,000	$99,423
British Pound, Expiring 01/31/08	GBP	68	135,285	135,237	(48)
Canadian Dollar Expiring 01/31/08	CND	12	11,893	12,163	270
China Yuan,
Expiring 02/27/08	CNY	2,168	300,000	299,750	(250)
Expiring 07/02/08	CNY	7,260	1,000,000	1,034,172	34,172
Indian Rupee, Expiring 05/12/08	INR	55,038	1,336,659	1,388,234	51,575
Mexican Peso, Expiring 03/13/08	MXN	2,177	191,000	198,465	7,465
Russian Ruble,
Expiring 01/11/08	RUB	25,865	1,000,000	1,054,026	54,026
Expiring 07/10/08	RUB	13,945	550,000	566,241	16,241
Expiring 11/19/08	RUB	25,865	1,042,733	1,042,683	(50)
South Korean Won, Expiring 01/30/08	KRW	369,642	406,178	395,869	(10,309)
Swiss Franc, Expiring 03/06/08	CHF	250	222,866	221,677	(1,189)

			$7,174,191	$7,425,517	$251,326

Sale Contracts		Notional Amount (000)	Value at Settlement Date Receivable	Current Value	Unrealized Appreciation (Depreciation)
British Pound,
Expiring 01/03/08	GBP	68	$135,384	$135,361	$23
Expiring 01/31/08	GBP	1,796	3,609,054	3,571,837	37,217
Euro, Expiring 01/17/08	EUR	205	300,998	299,816	1,182
Japanese Yen, Expiring 02/07/08	JPY	70,688	636,835	635,463	1,372
Mexican Peso, Expiring 03/13/08	MXN	2,177	197,209	198,465	(1,256)
Russian Ruble, Expiring 01/11/08	RUB	25,865	1,055,284	1,054,026	1,258

			$5,934,764	$5,894,968	$39,796

SEE NOTES TO FINANCIAL STATEMENTS.

A16

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Interest rate swap agreements outstanding at December 31, 2007:

Counter Party	Termination Date		Notional Amount#	Fixed Rate	Floating Rate	Unrealized Appreciation (Depreciation)
Barclays Capital(1)	06/18/10		$6,100,000	4.00%	3 Month LIBOR	$7,045
Barclays Capital(1)	06/18/13		4,900,000	4.00%	3 Month LIBOR	29,558
Barclays Capital(1)	06/18/10		2,300,000	5.00%	3 Month LIBOR	8,591
Deutsche Bank(1)	06/18/10		500,000	4.00%	3 Month LIBOR	1,621
Deutsche Bank(1)	06/18/15		1,100,000	5.00%	3 Month LIBOR	(1,644)
Deutsche Bank(2)	06/18/38		4,000,000	5.00%	3 Month LIBOR	(112,166)
Merrill Lynch & Co.(1)	12/17/10		1,600,000	4.00%	3 Month LIBOR	2,414
Morgan Stanley & Co.(1)	06/18/18		1,000,000	5.00%	3 Month LIBOR	18,199
Morgan Stanley & Co.(1)	06/18/10		200,000	4.00%	3 Month LIBOR	883
Citigroup(1)	04/15/09	AUD	2,500,000	7.00%	3 month Australian Bank Bill rate	(15,184)
Morgan Stanley & Co.(1)	12/15/09	AUD	1,300,000	7.00%	6 month Australian Bank Bill rate	(8,191)
Morgan Stanley & Co.(1)	01/02/12	BRL	7,900,000	10.12%	Brazilian interbank lending rate	(244,936)
UBS AG(1)	01/02/12	BRL	4,600,000	10.58%	Brazilian interbank lending rate	(201,267)
Deutsche Bank(1)	06/18/34	EUR	300,000	5.00%	6 month Euribor	(2,044)
UBS AG(1)	10/15/10	EUR	100,000	2.15%	FRC-Excluding Tobacco-Non-Revised Consumer Price Index	1,130
Goldman Sachs(2)	12/20/17	GBP	400,000	5.00%	6 Month LIBOR	(21,741)
Barclays Capital(2)	06/20/17	JPY	10,000,000	2.00%	6 Month LIBOR	(282)
UBS AG(2)	06/20/17	JPY	30,000,000	2.00%	6 Month LIBOR	(2,135)
Merrill Lynch & Co.(1)	11/04/16	MXN	11,000,000	8.17%	28 day Mexican interbank rate	(24,996)

						$(565,145)

(1)	Portfolio pays the floating rate and receives the fixed rate.

(2)	Portfolio pays the fixed rate and receives the floating rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

Credit default swap agreements outstanding at December 31, 2007:

Counter Party	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Lehman Brothers(2)	03/20/08	$300,000	0.06%	AIG Corp., 5.60%, due 10/18/16	$(385)
Morgan Stanley & Co.(1)	12/20/08	200,000	0.26%	Allstate Corp., 6.125%, due 02/15/12	(173)
UBS AG(1)	12/20/08	200,000	0.35%	AutoZone, Inc., 5.875%, due 10/15/12	(427)
Citigroup(1)	12/20/16	400,000	0.17%	Bank of America Corp., 5.62%, 10/14/16	11,779
Lehman Brothers(1)	09/20/12	1,000,000	0.60%	CBS Corp., 4.625%, due 05/15/18	3,024
Barclays Bank PLC(1)	06/20/15	100,000	0.15%	CitiFinancial, 6.625%, due 06/01/15	3,786
Barclays Bank PLC(1)	09/20/11	100,000	0.58%	DaimlerChrysler NA Holdings, 5.75%, due 09/08/11	(594)
Barclays Bank PLC(1)	12/20/11	1,200,000	0.75%	Dow Jones CDX HVOL7 Index	46,324
Bank of America Securities LLC(2)	06/20/12	200,000	0.75%	Dow Jones CDX HVOL8 Index	(3,895)
Lehman Brothers(1)	12/20/11	300,000	0.00%	Dow Jones CDX HY-7 Index	10,653
Merrill Lynch & Co.(1)	12/20/11	100,000	0.00%	Dow Jones CDX HY-7 Index	3,901
Bank of America Securities LLC(1)	06/20/12	400,000	2.75%	Dow Jones CDX HY-8 Index	2,044
Citigroup(2)	06/20/12	2,000,000	2.09%	Dow Jones CDX HY-8 Index	(29,283)
Morgan Stanley & Co.(1)	06/20/12	1,300,000	2.75%	Dow Jones CDX HY-8 Index	36,243
UBS AG(1)	06/20/12	900,000	2.75%	Dow Jones CDX HY-8 Index	1,207
Barclays Bank PLC(1)	03/20/12	100,000	0.17%	International Lease Finance Corp., 5.40%, due 02/15/12	1,385

SEE NOTES TO FINANCIAL STATEMENTS.

A17

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

Counter Party	Termination Date	Notional Amount#	Fixed Rate	Reference Entity/Obligation	Unrealized Appreciation (Depreciation)
Morgan Stanley & Co.(2)	03/20/07	$200,000	0.46%	Dow Jones CDX IG5 Index	$(8,301)
Morgan Stanley & Co.(2)	03/20/07	700,000	0.46%	Dow Jones CDX IG5 Index	(28,822)
Morgan Stanley & Co.(1)	12/20/12	300,000	0.14%	Dow Jones CDX IG5 Index	9,115
Morgan Stanley & Co.(1)	12/20/12	1,000,000	0.14%	Dow Jones CDX IG5 Index	30,384
Morgan Stanley & Co.(1)	12/20/16	500,000	0.65%	Dow Jones CDX IG7 Index	14,445
Lehman Brothers(1)	06/20/09	600,000	0.35%	Dow Jones CDX IG8 Index	6,040
Morgan Stanley & Co.(1)	06/20/12	2,100,000	0.17%	Dow Jones CDX IG8 Index	82
Bank of America Securities LLC(1)	12/20/08	100,000	0.13%	E.I. DuPont, 6.875%, due 10/15/09	(50)
Citigroup(1)	12/20/08	200,000	0.28%	Eaton Corp., 5.75%, due 07/15/12	(239)
Barclays Bank PLC(1)	12/20/08	200,000	0.16%	Eli Lilly & Co., 6.00%, due 03/15/12	(247)
Morgan Stanley & Co.(1)	12/20/08	100,000	0.21%	Emerson Electric Co., 4.63%, due 10/15/12	(127)
Citigroup(1)	12/20/08	100,000	0.29%	FedEx Corp., 7.25%, due 02/15/11	(67)
Lehman Brothers(1)	12/20/08	100,000	0.97%	Goodrich Corp., 7.625%, due 12/15/12	(881)
Bear Stearns International Ltd.(1)	12/20/08	200,000	0.32%	Hewlett-Packard Co., 6.50% due 07/01/12	(467)
Lehman Brothers(1)	12/20/08	200,000	0.12%	Home Depot, Inc., 5.375%, due 04/01/06	866
Merrill Lynch & Co.(1)	12/20/08	100,000	0.32%	Ingersoll-Rand Corp., 6.48%, due 06/01/25	(178)
Barclays Bank PLC(1)	12/20/12	1,000,000	0.48%	International Paper Co., 5.85%, due 10/30/12	2,263
Barclays Bank PLC(1)	03/20/11	100,000	0.37%	iStar Financial, Inc., 5.80%, due 03/15/11	10,987
Lehman Brothers(1)	12/20/08	200,000	0.11%	Johnson & Johnson, 3.80%, due 05/15/13	(111)
Lehman Brothers(1)	12/20/08	100,000	0.53%	Lockheed Martin Corp., 8.20%, due 12/01/09	(457)
Lehman Brothers(1)	12/20/08	100,000	0.30%	Masco Corp., 5.875%, due 07/15/12	1,136
Deutsche Bank(1)	09/20/11	100,000	0.62%	Nationwide Health, 6.50%, due 07/15/11	987
Lehman Brothers(1)	12/20/08	100,000	0.48%	Northrop & Grumman Corp., 7.125%, due 02/15/11	(423)
Lehman Brothers(1)	06/20/09	400,000	0.40%	People’s Republic of China, 6.80%, due 05/23/11	(1,214)
Lehman Brothers(1)	12/20/08	100,000	0.35%	RadioShack Corp., 7.375%, due 05/15/11	426
Morgan Stanley & Co.(1)	09/20/13	100,000	0.58%	Sealed Air Corp., 5.625%, due 07/15/13	1,030
Bear Stearns International Ltd.(1)	03/20/12	1,000,000	0.55%	Sprint Capital Corp., 8.375%, due 03/15/12	22,606
Citigroup(1)	12/20/08	300,000	0.14%	Wal-Mart Stores, Inc., 3.38%, due 10/01/08	(180)
Barclays Bank PLC(1)	12/20/08	100,000	0.67%	Walt Disney Co. (The), 6.375%, due 03/01/12	(496)
Bear Stearns International Ltd.(1)	06/20/16	100,000	0.63%	Whirlpool Corp., 6.50%, due 06/15/16	1,395
Lehman Brothers(1)	12/20/08	100,000	0.29%	Whirlpool Corp., 8.60%, due 05/01/10	(146)

					$144,945

(1)	Portfolio pays the fixed rate and receives from the counterparty, par in the event that the underlying bond defaults.

(2)	Portfolio pays the counterparty par in the event that the underlying bond defaults and receives the fixed rate.

#	Notional Amount is shown in U.S. dollars unless otherwise stated.

SEE NOTES TO FINANCIAL STATEMENTS.

A18

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 were as follows:

U.S. Government Mortgage-Backed Obligations	38.1%
U.S. Treasury Obligations	9.1
Affiliated Money Market Mutual Fund	4.6
Oil, Gas & Consumable Fuels	3.7
Collateralized Mortgage Obligations	3.6
Healthcare & Pharmaceuticals	2.8
Pharmaceuticals	2.5
Media & Entertainment	2.1
Diversified Financial Services	2.0
Telecom	2.0
Communication Equipment	1.9
Foreign Government Bonds	1.9
Internet Software & Services	1.9
Capital Goods	1.7
Insurance	1.7
Capital Markets	1.6
Electric	1.6
Media	1.6
Aerospace & Defense	1.5
Computers & Peripherals	1.5
Financial Services	1.5
Software	1.5
Chemicals	1.3
Pipelines & Other	1.3
Biotechnology	1.2
Healthcare Equipment & Supplies	1.1
Tobacco	1.1
Commercial Paper	1.0
Financial – Bank & Trust	1.0
Repurchase Agreements	1.0
Food & Staples Retailing	0.9
Gaming	0.9
Healthcare Providers & Services	0.9
Metals	0.9
Technology	0.9
Automotive	0.8
Bank Notes	0.8
Energy-Other	0.8
Household Products	0.8
Municipal Bonds	0.8
Packaging	0.8
Food Products	0.7
Commercial Services & Supplies	0.6
Industrial Conglomerates	0.6
Outstanding Options Purchased	0.6
Wireless Telecommunication Services	0.6
Textiles, Apparel & Luxury Goods	0.6
Cable	0.5
Consumer Finance	0.5
Consumers	0.5
Diversified Consumer Services	0.5
Electrical Equipment	0.5
Electronic Equipment & Instruments	0.5
Internet & Catalog Retail	0.5
Non-Captive Finance	0.5
Paper	0.5
Semiconductors & Semiconductor Equipment	0.5
Beverages	0.4
Electric Utilities	0.4

Food	0.4%
Hotels, Restaurants & Leisure	0.4
Lodging	0.4
Retailers	0.4
Specialty Retail	0.4
Thrifts & Mortgage Finance	0.4
Telecommunications	0.4
Commercial Banks	0.3
Energy Equipment & Services	0.3
Independent Power Producers & Energy Traders	0.3
Life Science Tools & Services	0.3
Metals & Mining	0.3
Multi-utilities	0.3
Real Estate Investment Trusts	0.3
Airlines	0.2
Computer Services & Software	0.2
Internet	0.2
Machinery	0.2
Manufacturing	0.2
Office Electronics	0.2
Paper & Forest Products	0.2
Retail & Merchandising	0.2
U.S. Government Agency Obligations	0.2
Asset-Backed Securities	0.1
Automobile Manufacturers	0.1
Automotive Parts	0.1
Banking	0.1
Building Materials & Construction	0.1
Business Services	0.1
Clothing & Apparel	0.1
Commercial Services	0.1
Diversified Telecommunication Services	0.1
Education	0.1
Electronics	0.1
Exchange Traded Funds	0.1
Household Durables	0.1
Medical Supplies & Equipment	0.1
Multi-line Retail	0.1
Oil & Gas Exploration/Production	0.1
Utilities	0.1

126.6
Written options and securities sold short	(11.3)
Liabilities in excess of other assets	(15.3)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A19

DIVERSIFIED CONSERVATIVE GROWTH PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments at value:
Unaffiliated investments (cost $145,577,005)	$156,370,551
Affiliated investments (cost $5,872,899)	5,872,899
Foreign currency, at value (cost $478,880)	485,147
Cash	36,678
Receivable for investments sold	23,928,790
Dividends and interest receivable	879,362
Unrealized appreciation on foreign currency forward contracts	304,224
Unrealized appreciation on swap agreements	291,549
Premium for swaps purchased	257,363
Tax reclaim receivable	284
Prepaid expenses	228

Total Assets	188,427,075

LIABILITIES
Payable for investments purchased	44,440,111
Securities sold short, at value (proceeds received $13,657,349)	13,958,230
Unrealized depreciation on swap agreements	711,749
Written options outstanding, at value (premium $348,366)	526,166
Accrued expenses and other liabilities	182,560
Interest payable on investments sold short	128,888
Payable for floating rate notes issued	125,000
Management fee payable	81,607
Payable for Series shares repurchased	48,818
Due to broker-variation margin	18,213
Unrealized depreciation on foreign currency forward contracts	13,102
Premium for swaps sold	1,732
Transfer agent fees payable	214

Total Liabilities	60,236,390

NET ASSETS	$128,190,685

Net assets were comprised of:
Paid-in capital	$106,605,546
Retained earnings	21,585,139

Net assets, December 31, 2007	$128,190,685

Net asset value and redemption price per share, $128,190,685 / 10,829,688 outstanding shares of beneficial interest	$11.84

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Interest	$4,721,398
Unaffiliated dividend income (net of $18,060 foreign withholding tax)	662,624
Affiliated dividend income	394,649

5,778,671

EXPENSES
Management fee	1,007,798
Custodian’s fees and expenses	237,000
Interest expense and fees	176,757
Audit fee	42,000
Shareholders’ reports	35,000
Trustees’ fees	11,000
Legal fees and expenses	6,000
Insurance expenses	3,000
Transfer agent’s fees and expenses (including affiliated expense of $1,000) (Note 4)	1,000
Commitment fee on syndicated credit agreement	500
Miscellaneous	8,950

Total expenses	1,529,005

NET INVESTMENT INCOME	4,249,666

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES
Net realized gain (loss) on:
Investment transactions	7,463,715
Futures transactions	(813,674)
Options written transactions	15,003
Swap agreement transactions	1,311,397
Foreign currency transactions	(20,776)

7,955,665

Net change in unrealized appreciation (depreciation) on:
Investments	(4,037,681)
Futures	65,774
Options written	(158,102)
Swap agreements	(281,483)
Short sales	(374,848)
Foreign currencies	286,406

(4,499,934)

NET GAIN ON INVESTMENTS AND FOREIGN CURRENCIES	3,455,731

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,705,397

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31, 2007	Year Ended December 31, 2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$4,249,666	$4,413,263
Net realized gain on investment and foreign currency transactions	7,955,665	4,922,147
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(4,499,934)	643,745

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	7,705,397	9,979,155

DISTRIBUTIONS	(9,328,249)	(5,417,428)

SERIES SHARE TRANSACTIONS:
Series shares sold [203,407 and 205,401 shares, respectively]	2,549,068	2,385,357
Series shares issued in reinvestment of distributions [795,247 and 469,855 shares, respectively]	9,328,249	5,417,428
Series shares repurchased [1,756,566 and 2,063,447 shares, respectively]	(21,843,596)	(24,021,598)

DECREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	(9,966,279)	(16,218,813)

TOTAL DECREASE IN NET ASSETS	(11,589,131)	(11,657,086)
NET ASSETS:
Beginning of year	139,779,816	151,436,902

End of year	$128,190,685	$139,779,816

SEE NOTES TO FINANCIAL STATEMENTS.

A20

JENNISON 20/20 FOCUS PORTFOLIO

SCHEDULE OF INVESTMENTS	December 31, 2007

LONG-TERM INVESTMENTS — 95.5%
COMMON STOCKS — 95.5%	Shares	Value (Note 2)

Aerospace & Defense — 2.6%
United Technologies Corp.	126,700	$9,697,618

Beverages — 2.5%
PepsiCo, Inc.	123,200	9,350,880

Biotechnology — 5.2%
Amgen, Inc.(a)	184,600	8,572,824
Gilead Sciences, Inc.(a)	246,000	11,318,460

		19,891,284

Capital Markets — 5.2%
Charles Schwab Corp. (The)	268,500	6,860,175
Goldman Sachs Group, Inc. (The)(b)	28,000	6,021,400
Merrill Lynch & Co., Inc.(b)	127,100	6,822,728

		19,704,303

Chemicals — 3.2%
Monsanto Co.	109,600	12,241,224

Commercial Services & Supplies — 2.5%
Waste Management, Inc.	293,400	9,585,378

Communications Equipment — 4.9%
Cisco Systems, Inc.(a)	332,700	9,006,189
Research In Motion Ltd.(a)(b)	84,800	9,616,320

		18,622,509

Computers & Peripherals — 3.2%
Apple, Inc.(a)	60,800	12,043,264

Diversified Consumer Services — 4.4%
Career Education Corp.(a)	276,200	6,943,668
H&R Block, Inc.	531,700	9,873,669

		16,817,337

Electrical Equipment — 1.5%
First Solar, Inc.(a)(b)	21,400	5,716,796

Energy Equipment & Services — 2.3%
Tenaris SA, ADR (Luxembourg)	198,000	8,856,540

Food & Staples Retailing — 2.3%
Wal-Mart Stores, Inc.	181,000	8,602,930

Food Products — 5.4%
Cadbury Schweppes PLC, ADR (United Kingdom)	200,700	9,908,559
ConAgra Foods, Inc.	449,400	10,691,226

		20,599,785

Independent Power Producers & Energy Traders — 2.7%
NRG Energy, Inc.(a)(b)	238,100	10,319,254

Insurance — 2.6%
American International Group, Inc.	169,800	9,899,340

Internet & Catalog Retail — 2.4%
Amazon.com, Inc.(a)(b)	98,100	9,087,984

Internet Software & Services — 3.0%
Google, Inc. (Class A Stock)(a)	16,700	11,547,716

Life Sciences Tools & Services — 2.4%
Thermo Fisher Scientific, Inc.(a)	161,100	9,292,248

Media — 4.6%
Comcast Corp. (Class A)(a)(b)	511,200	9,334,512
XM Satellite Radio Holdings, Inc. (Class A Stock)(a)	675,300	8,265,672

		17,600,184

SEE NOTES TO FINANCIAL STATEMENTS.

A21

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

COMMON STOCKS (continued)	Shares	Value (Note 2)

Multiline Retail — 1.3%
Saks, Inc.(a)(b)	231,200	$4,799,712

Multi-Utilities — 2.6%
Sempra Energy	157,600	9,752,288

Oil, Gas & Consumable Fuels — 8.8%
Southwestern Energy Co.(a)	216,900	12,085,668
Suncor Energy, Inc.	111,600	12,134,268
Williams Cos., Inc.	261,700	9,363,626

		33,583,562

Pharmaceuticals — 8.5%
Abbott Laboratories	169,900	9,539,885
Elan Corp. PLC, ADR (Ireland)(a)	256,300	5,633,474
Roche Holding AG, ADR (Switzerland)	106,900	9,129,260
Wyeth	179,100	7,914,429

		32,217,048

Software — 6.0%
Adobe Systems, Inc.(a)	159,300	6,806,889
Microsoft Corp.	248,200	8,835,920
Symantec Corp.(a)	434,900	7,019,286

		22,662,095

Specialty Retail — 3.0%
Best Buy Co., Inc.(b)	217,600	11,456,640

Wireless Telecommunication Services — 2.4%
Sprint Nextel Corp.	686,700	9,016,371

TOTAL LONG TERM INVESTMENTS (cost $311,238,913)		362,964,290

SHORT-TERM INVESTMENT — 22.1%
Affiliated Money Market Mutual Fund
Dryden Core Investment Fund — Taxable Money Market Series (cost $83,833,076; includes $71,418,433 of cash collateral received for securities on loan)(Note 4)(c)(d)	83,833,076	83,833,076

TOTAL INVESTMENTS — 117.6% (cost $395,071,989)		446,797,366
LIABILITIES IN EXCESS OF OTHER ASSETS — (17.6%)		(66,856,092)

NET ASSETS — 100.0%		$379,941,274

The following abbreviation is used in the portfolio descriptions:

ADR	American Depositary Receipt

(a)	Non-income producing security.

(b)	All or a portion of security is on loan. The aggregate market value of such securities is $68,986,597; cash collateral of $71,418,433 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.

(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

(d)	Prudential Investments LLC, the manager of the Portfolio, also serves as manager of the Dryden Core Investment Fund-Taxable Money Market Series.

SEE NOTES TO FINANCIAL STATEMENTS.

A22

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

SCHEDULE OF INVESTMENTS	December 31, 2007

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of December 31, 2007 was as follow:

Affiliated Money Market Mutual Fund (including 18.8% of collateral received for securities on loan)	22.1%
Oil, Gas & Consumable Fuels	8.8
Pharmaceuticals	8.5
Software	6.0
Food Products	5.4
Biotechnology	5.2
Capital Markets	5.2
Communications Equipment	4.9
Media	4.6
Diversified Consumer Services	4.4
Chemicals	3.2
Computers & Peripherals	3.2
Internet Software & Services	3.0
Specialty Retail	3.0
Independent Power Producers & Energy Traders	2.7
Aerospace & Defense	2.6
Insurance	2.6
Multi-Utilities	2.6
Beverages	2.5
Commercial Services & Supplies	2.5
Internet & Catalog Retail	2.4
Life Sciences Tools & Services	2.4
Wireless Telecommunication Services	2.4
Energy Equipment & Services	2.3
Food & Staples Retailing	2.3
Electrical Equipment	1.5
Multiline Retail	1.3

117.6
Liabilities in excess of other assets	(17.6)

100.0%

SEE NOTES TO FINANCIAL STATEMENTS.

A23

JENNISON 20/20 FOCUS PORTFOLIO (Continued)

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

ASSETS
Investments, at value including securities on loan of $68,986,597:
Unaffiliated investments (cost $311,238,913)	$362,964,290
Affiliated investments (cost $83,833,076)	83,833,076
Cash	1,657,695
Receivable for investments sold	2,159,940
Receivable for Series shares sold	1,052,146
Dividends receivable	337,242
Prepaid expenses	3,845

Total Assets	452,008,234

LIABILITIES
Collateral for securities on loan	71,418,433
Management fee payable	239,570
Payable for Series shares repurchased	145,254
Accrued expenses and other liabilities	118,983
Distribution fee payable	57,972
Payable for investments purchased	50,986
Administration fee payable	34,783
Transfer agent fee payable	979

Total Liabilities	72,066,960

NET ASSETS	$379,941,274

Net assets were comprised of:
Paid-in capital	$304,955,113
Retained earnings	74,986,161

Net assets, December 31, 2007	$379,941,274

Class I:
Net asset value and redemption price per share, $86,638,733 / 5,417,331 outstanding shares of beneficial interest	$15.99

Class II:
Net asset value and redemption price per share, $293,302,541 / 18,582,976 outstanding shares of beneficial interest	$15.78

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

INVESTMENT INCOME
Unaffiliated dividend income (net of foreign withholding taxes of $36,368)	$3,266,522
Affiliated dividend income	662,167
Affiliated income from securities loaned, net	323,236

4,251,925

EXPENSES
Management fee	2,602,684
Distribution fee—Class II	637,702
Administration fee—Class II	382,621
Shareholders’ reports	78,000
Transfer agent’s fee and expenses (including affiliated expense of $4,200) (Note 4)	57,000
Custodian’s fees and expenses	50,000
Audit fee	16,000
Trustees’ fees	15,000
Legal fees and expenses	7,000
Insurance expenses	6,000
Miscellaneous	8,360

Total expenses	3,860,367

NET INVESTMENT INCOME	391,558

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investment transactions	22,867,447
Net change in unrealized appreciation (depreciation) on investments	7,758,740

NET GAIN ON INVESTMENTS	30,626,187

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,017,745

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2007	2006
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$391,558	$857,995
Net realized gain on investment transactions	22,867,447	34,706,334
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	7,758,740	(791,103)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	31,017,745	34,773,226

DISTRIBUTIONS:
Class I	(8,455,776)	(5,908,325)
Class II	(27,025,596)	(10,853,728)

TOTAL DISTRIBUTIONS	(35,481,372)	(16,762,053)

SERIES SHARE TRANSACTIONS (Note 7):
Series shares sold	129,279,557	82,524,252
Series shares issued in reinvestment of distributions	35,481,372	16,762,053
Series shares repurchased	(91,831,050)	(48,978,942)

NET INCREASE IN NET ASSETS RESULTING FROM SERIES SHARE TRANSACTIONS	72,929,879	50,307,363

TOTAL INCREASE IN NET ASSETS	68,466,252	68,318,536
NET ASSETS:
Beginning of year	311,475,022	243,156,486

End of year	$379,941,274	$311,475,022

SEE NOTES TO FINANCIAL STATEMENTS.

A24

NOTES TO THE FINANCIAL STATEMENTS OF

THE PRUDENTIAL SERIES FUND

Note 1:	General

The Prudential Series Fund (“Series Fund”), organized as a Delaware statutory trust, is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. On January 2, 2006, each Portfolio of the Fund changed its federal income tax status from a regulated investment company to a partnership. As a result of that conversion, the Series Fund was reorganized from a Maryland corporation to a Delaware statutory trust. Pursuant to this reorganization, the Fund has been renamed “The Prudential Series Fund.” The Series Fund is composed of thirty-two Portfolios (“Portfolio” or “Portfolios”), each with a separate series shares. The information presented in these financial statements pertains to two Portfolios: Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio.

The Portfolios of the Series Fund have the following as investment objectives:

Diversified Conservative Growth Portfolio:    Current income and a reasonable level of capital appreciation by investing primarily in a diversified portfolio of debt and equity securities.

Jennison 20/20 Focus Portfolio:    Long-term growth of capital by investing primarily in up to 40 equity securities of U.S. companies that the Portfolio manager believes to have strong capital appreciation potential.

The ability of issuers of debt securities (other than those issued or guaranteed by the U.S. Government) held by the Portfolios to meet their obligations may be affected by the economic or political developments in a specific industry, region or country.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Note 2:	Accounting Policies

The following is a summary of significant accounting policies followed by the Series Fund and the Portfolios in preparation of their financial statements.

Securities Valuation:    Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the official closing price provided by NASDAQ. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange, or at the last bid price in the absence of an asked price. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Series Fund’s normal pricing time, are valued at fair value in accordance with Board of Trustees approved fair valuation procedures. When determining the fair valuation of securities some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities of any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using

B1

fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of December 31, 2007, the Portfolios held no foreign securities whose value required adjustment in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities that are held in the Portfolios which mature in more than 60 days are valued at current market quotations and those short-term debt securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method values a security at its cost at the time of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

Repurchase Agreements:    In connection with transactions in repurchase agreements with United States financial institutions, it is the Series Fund’s policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults or the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Series Fund may by delayed or limited.

Foreign Currency Translation:    The books and records of the Series Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i)  market value of investment securities, other assets and liabilities – at the current daily rates of exchange.

(ii)  purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series Fund are presented at the foreign exchange rates and market values at the close of the year, the Series Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Series Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, these realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Forward Currency Contracts:    A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain Portfolios of the Series Fund may enter into forward currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in assets and liabilities on the financial statements. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Floating-Rate Notes Issued in Conjunction with Securities Held:    The Portfolios invest in inverse floating rate securities (“inverse floaters”) that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters provide less current income. The price of such securities is more volatile than comparable fixed rate securities.

B2

When the Portfolios enter into agreements to create inverse floaters and floater note securities (also known as Tender Option Bond Transactions), the Portfolios transfer a fixed rate bond to a broker for cash. At the same time the Portfolios buy (receive) a residual interest in a trust (the “trust”) set up by the broker, often referred to as an inverse floating rate obligation (inverse floaters). Generally, the broker deposits a fixed rate bond (the “fixed rate bond”) into the trust with the same CUSIP number as the fixed rate bond sold to the broker by the Portfolio. The trust also issues floating rate notes (“floating rate notes”) which is sold to third parties. The floating rate notes have interest rates that reset weekly. The inverse floater held by the Portfolio gives the Portfolio the right (1) to cause the holders of the floating rate notes to tender their notes at par, and (2) to have the broker transfer the fixed rate bond held by the trust to the Portfolio thereby collapsing the trust. In accordance with FAS Statement No. 140, the Portfolio’s account for the transaction described above as funded leverage by including the fixed rate bond in its Portfolio of Investments, and accounts for the floating rate notes as a liability under the caption “payable for floating rate notes issued” in the Portfolio’s “Statement of Assets and Liabilities.”

The Portfolio’s investment policies and restrictions permit investments in inverse floating rate securities. Inverse floaters held by the Portfolio are securities exempt from registration under Rules 144A of the Securities Act of 1933.

Short Sales:    Certain portfolios of the Series Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When a Portfolio makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the transaction. The Portfolio may have to pay a fee to borrow the particular security and may be obligated to remit any interest or dividends received on such borrowed securities. Dividends declared on short positions open on record date are recorded on the ex-date and interest payable is accrued daily on fixed income securities sold short, both of which are recorded as an expense. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited in magnitude, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than, respectively, the proceeds originally received.

Options:    The Series Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates or currencies with respect to securities which the Series Fund currently owns or intends to purchase. The Series Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Series Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Series Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series Fund has realized a gain (loss). The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain (loss). Gains (losses) on purchased options are included in net realized gains (losses) on investment transactions. Gains (losses) on written options are presented separately as net realized gains (losses) on written option transactions.

The Series Fund, as writer of an option, may have no control over whether the contract may be exercised. As a result, the Series Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Series Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Financial Futures Contracts:    A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Series Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

B3

The Series Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series Fund intends to purchase, against fluctuations in value caused by changes in prevailing rates or market conditions. Under a variety of circumstances, the Series Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets.

Swap Agreements:    The Portfolios may enter into interest rate swap agreements, forward swap spread lock agreements, and credit default swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap agreement, one party (the protection buyer) makes a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. The maximum amount of the payment may equal the notional, at par, of the underlying index or security as a result of a default (or “credit event”). In addition to bearing the risk that the credit event will occur, the Portfolios could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index, the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased comparable publicly traded securities, or that the counterparty may default on it’s obligation to perform. The swaps are valued daily at current market value and any change in value is included in net unrealized appreciation or depreciation on investments. Payments received or paid by the Portfolio are recorded as realized gains or losses. Risk of loss may exceed amounts recognized on the statements of assets and liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Forward currency contracts, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending:    The Series Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series Fund. Upon termination of the loan, the borrower will return to the Portfolio securities identical to the loaned securities. Should the borrower of the securities fail financially, the Series has the right to repurchase the securities using the collateral in the open market. The Series Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Series Fund also continues to receive interest and dividends or amounts equivalent thereto on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Dollar Rolls:    The Fund enters into mortgage dollar rolls in which the Fund sells mortgage securities for delivery in the current month, realizing a gain (loss), and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sales proceeds and the lower repurchase price is recorded as a realized gain. The Fund maintains a segregated account, the dollar value of which is a least equal to its obligations, with respect to dollar rolls.

When-Issued/Delayed Delivery Securities:    Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income:    Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date; interest income, which is comprised of four elements: stated coupon, original issue discount, market discount and market premium, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Series Fund’s expenses are allocated to the respective Portfolios on the

B4

basis of relative net assets except for Portfolio specific expenses which are attributable directly to a Portfolio or class level.

For Portfolios with multiple classes of shares, net investment income (loss) (other than administration and distribution fees, which are charged to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Taxes:    For federal income tax purposes, each Portfolio in the Series is treated as a separate taxpaying entity. The are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items.

Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Series Fund’s understanding of the applicable country’s tax rules and regulations.

Distributions:    Distributions from each Portfolio are made in cash and automatically reinvested in additional shares of the same Portfolio. The Portfolios make distributions, if any, at least annually. Distributions are recorded on the ex-date.

Estimates:    The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Note 3:	Agreements

The Series Fund has a management agreement with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisers’ performance of such services. PI has entered into subadvisory agreements with Prudential Investment Management, Inc. (“PIM”), Jennison Associates LLC (“Jennison”), RS Investment Management, L.P. (“RS”), Pacific Investment Management Company LLC (“PIMCO”) and EARNEST Partners LLC (“EARNEST”) (collectively, the “Subadvisers”), under which each provides investment advisory services for certain Portfolios of the Series Fund. PI pays for the services of the Subadvisers, compensation of officers of the Series Fund, occupancy and certain clerical and administrative expenses of the Series Fund. The Series Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at the annual rates specified below, of the value of each of the Portfolio’s average daily net assets.

Portfolio	Management Fee	Effective Management Fee
Diversified Conservative Growth Portfolio	0.75%	0.75%
Jennison 20/20 Focus Portfolio	0.75	0.75

At December 31, 2007 the Subadvisers that provide investment advisory services to the Portfolios are as follows. Where more than one Subadviser is listed, each Subadviser provides services to a segment of the Portfolio:

Portfolio	Subadviser(s)
Diversified Conservative Growth Portfolio	EARNEST, RS, Jennison, PIMCO, PIM
Jennison 20/20 Focus Portfolio	Jennison

The Series Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class I and Class II shares of the Series Fund. The Series Fund compensates PIMS for distributing and servicing the Series Fund’s Class II shares pursuant to a plan of distribution (the “Class II Plan”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I shares of the Series Fund. Pursuant to the Class II Plan, the Class II shares of each Portfolio compensate PIMS for distribution-related activities at an annual rate of 0.25% of the average daily net assets of the Class II shares.

B5

The Series Fund has an administration agreement with PI which acts as the administrator of the Class II shares of the Series Fund. The administration fee paid to PI is accrued daily and payable monthly, at the annual rate of 0.15% of the average daily net assets of the Class II shares.

PIMS, PI, PIM and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 4:	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Series Fund’s transfer agent. Transfer agent fees and expenses in the Statements of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

For the year ended December 31, 2007, Prudential Equity Group, LLC, an indirect wholly-owned subsidiary of Prudential, and Wachovia Securities LLC, an affiliate of PI, earned brokerage commissions from transactions executed on behalf of the Series Fund Portfolios as follows:

Portfolio	Prudential Equity Group	Wachovia
Diversified Conservative Growth Portfolio	$250	$—
Jennison 20/20 Focus Portfolio	—	10,700

PIM also serves as the Series Fund’s security lending agent. For the year ended December 31, 2007, PIM was compensated $138,530 for these services for the Jennison 20/20 Focus Portfolio. Certain Portfolios invest in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 5:	Portfolio Securities

The aggregate cost of purchases and the proceeds from the sales of securities (excluding government securities and short-term issues) for the year ended December 31, 2007 were as follows:

Cost of Purchases:

Portfolio
Diversified Conservative Growth Portfolio	$448,651,737
Jennison 20/20 Focus Portfolio	420,980,496

Proceeds from Sales:

Portfolio
Diversified Conservative Growth Portfolio	$449,940,648
Jennison 20/20 Focus Portfolio	386,532,042

The Diversified Conservative Growth Portfolio’s written options activity for the year ended December 31, 2007 was as follows:

	Diversified Conservative Growth
	Number of Contracts/ Swap Notional Amount	Premium
Balance at beginning of year	5,700,000	$66,952
Written options	47,600,000	333,808
Expired options	(2,000,000)	(3,828)
Exercised options	—	—
Closed options	(33,900,000)	(48,566)

Balance at end of year	17,400,000	$348,366

B6

Note 6:	Tax Information

For federal income tax purposes, each Portfolio in the Trust is treated as a separate taxpaying entity. After January 2, 2006, the Portfolios are treated as partnerships for tax purposes. No provision has been made in the financial statements for U.S. Federal, state, or local taxes, as any tax liability arising from operations of the Portfolios are the responsibility of their partners. The Portfolios are not subject to tax. Partners of each Portfolio are subject to taxes on their distributive share of partnership items. The Portfolios’ federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Prior to January 2, 2006 each Portfolio qualified as a regulated investment company under the Internal Revenue Code and distributed all of its taxable income, including any net realized gains on investments, to shareholders.

With respect to the Portfolios, book cost of assets differs from tax cost of assets as a result of each Portfolio’s adoption of a mark to market method of accounting for tax purposes. Under this method, tax cost of assets will approximate its fair market value.

Note 7:	Capital

The Series Fund offers Class I and Class II shares. Neither Class I nor Class II shares of a Portfolio are subject to any sales charge or redemption charge and are sold at the net asset value of the Portfolio. Class I shares are sold only to certain separate accounts of Prudential to fund benefits under certain variable life insurance and variable annuity contracts (“contracts”). Class II shares are sold only to separate accounts of non-Prudential insurance companies as investment options under certain contracts. The separate accounts invest in shares of the Series Fund through subaccounts that correspond to the Portfolios. The separate accounts will redeem shares of the Series Fund to the extent necessary to provide benefits under the contracts or for such other purposes as may be consistent with the contracts. As of December 31, 2007, the Jennison 20/20 Focus Portfolio has Class II shares outstanding.

Transactions in shares of beneficial interest of the Jennison 20/20 Focus were as follows:

Class I	Shares	Amount
Year ended December 31, 2007:
Series shares sold	165,929	$2,774,313
Series shares issued in reinvestment of distributions	528,156	8,455,776
Series shares repurchased	(1,091,749)	(18,624,166)

Net increase (decrease) in shares outstanding	(397,664)	$(7,394,077)

Year ended December 31, 2006:
Series shares sold	598,054	$9,065,259
Series shares issued in reinvestment of distributions	401,108	5,908,325
Series shares repurchased	(773,182)	(11,540,414)

Net increase (decrease) in shares outstanding	225,980	$3,433,170

Class II
Year ended December 31, 2007:
Series shares sold	7,494,671	$126,505,244
Series shares issued in reinvestment of distributions	1,709,399	27,025,596
Series shares repurchased	(4,436,889)	(73,206,884)

Net increase (decrease) in shares outstanding	4,767,181	$80,323,956

Year ended December 31, 2006:
Series shares sold	4,940,311	$73,458,993
Series shares issued in reinvestment of distributions	743,915	10,853,728
Series shares repurchased	(2,612,426)	(37,438,528)

Net increase (decrease) in shares outstanding	3,071,800	$46,874,193

B7

Note 8:	Borrowings

The Series Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The Funds pays a commitment fee of .06 of 1% of the unused portion of the SCA. The expiration date of the SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Portfolios did not utilize the line of credit during the year ended December 31, 2007.

Note 9:	Ownership and Affiliates

As of December 31, 2007, all of Class I shares of each Portfolio were owned of record by the Prudential Insurance Company of America (“PICA”) on behalf of the owners of the variable insurance products issued by PICA.

Note 10:	New Accounting Pronouncements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

B8

Financial Highlights

	Diversified Conservative Growth Portfolio
	Year Ended December 31,
	2007		2006		2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06		$11.67		$11.28	$10.63	$9.17

Income From Investment Operations:
Net investment income	.45		.39		.34	.26	.32
Net realized and unrealized gain on investments	.26		.43		.39	.72	1.58

Total from investment operations	.71		.82		.73	.98	1.90

Less Dividends and Distributions:
Dividends from net investment income	—		—		(.34)	(.33)	(.44)
Distributions	(.93)		(.43)		—	—	—

Total distributions	(.93)		(.43)		(.34)	(.33)	(.44)

Net Asset Value, end of year	$11.84		$12.06		$11.67	$11.28	$10.63

Total Return(a)	5.91%		6.92%		7.04%	9.56%	21.57%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$128.2		$139.8		$151.4	$167.0	$169.6
Ratios to average net assets(c):
Expenses	1.14	%(b)	.99	%(b)	.95%	.97%	.98%
Net investment income	3.16%		3.03%		2.75%	2.29%	2.93%
Portfolio turnover rate	322%		286%		304%	186%	224%

(a)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(b)	The expense ratio reflects the interest and fee expense related to the interest expenses on investments sold short and liability for the floating rate notes issued in conjunction with the inverse floater securities. The total expense ratio excluding interest and fees expense was 1.01% and .98% for the years ended December 31, 2007 and 2006, respectively.
(c)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

	Jennison 20/20 Focus Portfolio
	Class I
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$16.01	$15.00	$12.37	$10.68	$8.28

Income From Investment Operations:
Net investment income	.07	.08	.06	.04	.02
Net realized and unrealized gain on investments	1.63	1.95	2.60	1.66	2.40

Total from investment operations	1.70	2.03	2.66	1.70	2.42

Less Dividends and Distributions:
Dividends from net investment income	—	—	(.03)	(.01)	(0.02)
Distributions	(1.72)	(1.02)	—	—	—

Total dividends and distributions	(1.72)	(1.02)	(.03)	(.01)	(0.02)

Net Asset Value, end of year	$15.99	$16.01	$15.00	$12.37	$10.68

Total Return(b)	10.59%	14.13%	21.59%	15.94%	29.30%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$86.6	$93.1	$83.8	$68.4	$64.6
Ratios to average net assets(c):
Expenses	.82%	.82%	.87%	.88%	.95%
Net investment income	.41%	.58%	.43%	.29%	.18%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.
(c)	Does not include expenses of the underlying portfolio in which the portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C1

Financial Highlights

	Jennison 20/20 Focus Portfolio
	Class II
	Year Ended December 31,
	2007(a)	2006	2005	2004	2003
Per Share Operating Performance:
Net Asset Value, beginning of year	$15.81	$14.83	$12.23	$10.60	$8.23

Income From Investment Operations:
Net investment income	— (c)	.03	.01	0.01	— (c)
Net realized and unrealized gain on investments	1.60	1.91	2.59	1.62	2.37

Total from investment operations	1.60	1.94	2.60	1.63	2.37

Less Distributions:
Distributions	(1.63)	(0.96)	—	—	—

Net Asset Value, end of year	$15.78	$15.81	$14.83	$12.23	$10.60

Total Return(b):	10.12%	13.61%	21.26%	15.38%	28.80%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$293.3	$218.4	$159.3	$101.0	$39.6
Ratios to average net assets(d):
Expenses	1.22%	1.22%	1.27%	1.28%	1.35%
Net investment income (loss)	.00%	.19%	.03%	(.02)%	(.22)%
Portfolio turnover rate	115%	119%	93%	87%	102%

(a)	Calculated based upon average shares outstanding.

(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all years shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than a full year are not annualized.

(c)	Less than $.005 per share.

(d)	Does not include expenses of the underlying portfolio in which the Portfolio invests.

SEE NOTES TO FINANCIAL STATEMENTS.

C2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF THE PRUDENTIAL SERIES FUND:

We have audited the accompanying statements of assets and liabilities of The Prudential Series Fund (comprised of Diversified Conservative Growth Portfolio and Jennison 20/20 Focus Portfolio, hereafter referred to as the “Funds”), including the portfolios of investments, as of December 31, 2007, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2003 were audited by another independent registered public accounting firm, whose report dated February 13, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2007, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 22, 2008

D1

MANAGEMENT OF THE FUND

(Unaudited)

Information pertaining to the Trustees of the Fund is set forth below. Trustees who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” “Fund Complex” consists of the Fund and any other investment companies managed by PI.

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

Saul K. Fenster, Ph.D. (74)	Trustee, Since 1983	87	Member (since 2006), Board of The Ridgefield Foundation and The Leir Foundation; Board of Directors of IDT Corporation (2000-2006)

Principal Occupations During Past 5 Years – Currently President Emeritus of New Jersey Institute of Technology (since 2002); formerly President (1978-2002) of New Jersey Institute of Technology; Commissioner (1998-2002) of the Middle States Association Commission on Higher Education; Commissioner (1985-2002) of the New Jersey Commission on Science and Technology; formerly Director (1998-2005) of Society of Manufacturing Engineering Education Foundation; formerly Director of Prosperity New Jersey; formerly a director or trustee of Liberty Science Center, Research and Development Council of New Jersey, New Jersey State Chamber of Commerce, and National Action Council for Minorities in Engineering.

Delayne Dedrick Gold (69)	Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Marketing Consultant (1982-present); formerly Senior Vice President and Member of the Board of Directors, Prudential Bache Securities, Inc.

W. Scott McDonald, Jr. (70)	Independent Vice Chair since 2004 and Trustee, Since 1983	87	—

Principal Occupations During Past 5 Years – Formerly Management Consultant (1997-2004) and of Counsel (2004-2005) at Kaludis Consulting Group, Inc. (company serving higher education); Formerly principal (1995-1997), Scott McDonald & Associates; Chief Operating Officer (1991-1995), Fairleigh Dickinson University; Executive Vice President and Chief Operating Officer (1975-1991), Drew University; interim President (1988-1990), Drew University; formerly Director of School, College and University Underwriters Ltd.

Thomas T. Mooney (66)	Independent Chair and Trustee, Since 2001	86	—

Principal Occupations During Past 5 Years – Formerly Chief Executive Officer, Excell Partners, Inc.; formerly President of the Greater Rochester Metro Chamber of Commerce, Rochester City Manager; formerly Deputy Monroe County Executive.

Thomas M. O’Brien (57)	Trustee, Since 2003	86	Formerly Director (December 1996-May 2000) of North Fork Bancorporation, Inc.; Formerly Director (May 2000-April 2006) of Atlantic Bank of New York; Director (since November 2006) of State Bancorp, Inc. (NASDAQ: STBC) and State Bank of Long Island.

Principal Occupations During Past 5 Years – President and COO (since November 2006) and CEO (since April 2007) of State Bancorp, Inc. and State Bank; Vice Chairman (January 1997-April 2000) of North Fork Bank; President and Chief Executive Officer (December 1984-December 1996) of North Side Savings Bank; formerly President and Chief Executive Officer (May 2000-June 2006) Atlantic Bank of New York.

John A. Pileski (68)	Trustee, Since 2003	86	Director (since April 2001) of New York Bank Corp; Director (since May 1980) of Surf Club of Quogue, Inc.

Principal Occupations During Past 5 Years – Retired (June 2000) Tax Partner of KPMG, LLP.

F. Don Schwartz (72)	Trustee, Since 2003	86	—

Principal Occupations During Past 5 Years – Management Consultant (since April 1985).

E1

Interested Trustees
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by the Trustee****

*David R. Odenath (50)	President since 2002 and Trustee Since 1999	86	—

Principal Occupations During Past 5 Years – President of Prudential Annuities (since August 2002); Senior Vice President (since June 1999) of Prudential; Director (since June 2005) and Executive Vice President (since March 2006) of AST Investment Services, Inc; formerly Executive Vice President (May 2003-November 2007) of Prudential Investment Management Services LLC; formerly President, Chief Executive Officer, Chief Operating Officer and Officer in Charge (June 2005-March 2006) of AST Investment Services, Inc.

*Robert F. Gunia (61)	Vice President and Trustee Since 2001	149	Vice President and Director (since May 1989); Treasurer (since 1999) of The Asia Pacific Fund, Inc. and Vice President (since January 2007) of The Greater China Fund, Inc.

Principal Occupations During Past 5 Years – Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Officers
Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Grace C. Torres (48)	Treasurer and Principal Financial and Accounting Officer Since 1997	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

Kathryn L. Quirk (55)	Chief Legal Officer Since 2005	Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (50)	Secretary Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (33)	Assistant Secretary Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).

John P. Schwartz (36)	Assistant Secretary Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).

Timothy J. Knierim (49)	Chief Compliance Officer Since 2007	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

E2

Name, Address**, and Age	Position with Fund* Term of Office*** Length of Time Served	Principal Occupations During Past 5 Years

Valerie M. Simpson (49)	Deputy Chief Compliance Officer Since 2007	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.

M. Sadiq Peshimam (44)	Assistant Treasurer Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parrella (49)	Assistant Treasurer Since 2007	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Alan Fu (51)	Assistant Treasurer Since 2006	Vice President – Tax, The Prudential Insurance Company of America (1999-October 2003); Vice President and Corporate Counsel – Tax, Prudential Financial, Inc. (since October 2003).

Andrew R. French (45)	Assistant Secretary Since 2006	Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43)	Anti-Money Laundering Compliance Officer Since 2006	Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

* “Interested” Trustee, as defined in the Investment Company Act, by reason of employment with the Manager (as defined below), and/or the Distributor (as defined below).

** Unless otherwise noted, the address of the Trustees and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

*** There is no set term of office for Trustees and Officers. The Independent Trustees have adopted a retirement policy, which calls for the retirement of Trustees on December 31 of the year in which they reach the age of 75. The table shows how long they have served as Trustee and/or Officer.

**** This column includes only directorships of companies required to register, or file reports with the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act.

E3

Annuities are issued by Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992, and Prudential Annuities Life Assurance Corporation, located at One Corporate Drive, Shelton, CT, 06484. Variable annuities are distributed by Prudential Annuities Distributors, Inc., also located in Shelton, CT. Prudential Annuities is a business unit of Prudential Financial.

Variable life insurance is issued by The Prudential Insurance Company of America, 751 Broad Street, Newark, NJ 07102-3777, Pruco Life Insurance Company, or in New York, Pruco Life Insurance Company of New Jersey, both located at 213 Washington Street, Newark, NJ 07102-2992. Pruco Life Insurance Company is not licensed to do business in New York. Variable life insurance is offered through Pruco Securities LLC, 751 Broad Street, Newark, NJ 07102-3777.

All are Prudential Financial companies and each is solely responsible for its financial condition and contractual obligations.

Life insurance policies and annuity contracts contain exclusions, limitations, reductions of benefits and terms for keeping them in force. Your licensed financial professional can provide you with costs and complete details. Contract guarantees are based on the claims-paying ability of the issuing company.

The 2007 Audited Financial Statements of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, and The Prudential Insurance Company of America will be available commencing April 30, 2008. You may call (888) 778-2888 to obtain a free copy of the audited financial statements of the insurance company that issued your contract.

To reduce costs, we now generally send only a single copy of prospectuses and shareholder reports to each household (“householding”) in lieu of sending a copy to each Contract Owner who resides in the household. You should be aware that by calling (877) 778-5008, you can revoke or “opt out” of householding at any time.

Pru, Prudential, Prudential Financial, Rock Solid, “The Rock”, the Rock Logo and the Rock Prudential Logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

The Prudential Insurance Company of America

751 Broad Street

Newark NJ 07102-3777

Presorted

Standard

U.S. Postage

PAID

Prudential

IFS-A114743    PSF-AR-C    Ed. 02/2008

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. John A. Pileski, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended December 31, 2007 and December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $653,328 and $511,900, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

For the fiscal year ended December 31, 2007, KPMG, the Registrant’s principal accountant, billed the Registrant $8,333 for professional services rendered in connection with work performed related to inverse floating rate securities. Not applicable for the fiscal year ended December 31, 2006.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

One hundred percent of the services described in Item 4(d) were approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2007 and 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2007 and 2006 was $48,867 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant's internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

 (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

 (3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Prudential Series Fund

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date February 19, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David R. Odenath
David R. Odenath
President and Principal Executive Officer

Date February 19, 2008

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date February 19, 2008

*	Print the name and title of each signing officer under his or her signature.